                           SCHEDULE 14A INFORMATION


          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          Wellington Properties Trust
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                   [WELLINGTON PROPERTIES TRUST LETTERHEAD]


_______________, 1998


Dear Shareholder:

The enclosed Proxy Statement describes a dynamic transaction for Wellington Properties Trust (the "Company"). If approved by the shareholders, the transaction will diversify the Company's asset base and expand the Company's presence into new markets and additional property types and significantly increase the number of properties in which the Company has an interest.


In anticipation of the Transaction (as more completely described in the enclosed Proxy Statement), the Company recently formed an operating partnership (the "Operating Partnership") in which the Company is the sole general partner. If the shareholders of the Company approve the Transaction and the Transaction is consummated, the Transaction will result in the Operating Partnership acquiring 31 office and industrial properties for approximately $193.7 million.

The Proxy Statement contains four separate proposals, each of which must be approved by the shareholders in order to allow the Transaction to be completed. However, the consummation of the Transaction is conditioned on certain other events and matters (as described in the enclosed Proxy Statement) in addition to shareholder approval, and there can be no assurance that the Transaction will be consummated. Management is confident, however, that upon obtaining your approval the other necessary conditions will be met and the Transaction will be consummated.

The Board of Trustees has voted to approve the Transaction and hereby recommends its adoption to the shareholders. A Special Meeting of Shareholders has been called for _________, 1998 at the Wellington Centre located at 18650 W. Corporate Drive, Brookfield, Wisconsin. Please read the enclosed Notice of Special Meeting and Proxy Statement for a complete discussion of the many aspects of this Transaction and their effects on the Company and its shareholders. IT IS IMPORTANT THAT YOU RETURN YOUR PROXY BALLOTS ON OR BEFORE __________, 1998.

If you have any questions, please do not hesitate to call either your account executive at Wellington, Robert F. Rice or me.

Best personal regards,

WELLINGTON PROPERTIES TRUST


Arnold K. Leas
President/Chief Executive Officer

                          WELLINGTON PROPERTIES TRUST
                      18650 W. Corporate Drive, Suite 300
                                 P.O. Box 0919
                       Brookfield, Wisconsin  53008-0919
                               ________________
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               ________________
                        TO BE HELD ON __________, 1998

  NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of Wellington Properties Trust, a Maryland real estate investment trust (the "Company"), will be held on __________, 1998 at 9:00 a.m., local time, at the Wellington Centre, located at 18650 W. Corporate Drive, Brookfield, Wisconsin 53045, for the following purposes:

  1. To approve a transaction (the "Transaction") the principal components of which are as follows: (a) Wellington Properties Investments, L.P., a Delaware limited partnership in which the Company is the sole general partner (the "Operating Partnership"), or one or more of the Operating Partnership's wholly owned subsidiaries will acquire 31 office and light industrial properties in exchange for the issuance of 9,860,838 partnership units that will be exchangeable, under certain circumstances, on a one-for-one basis, for Common Shares, par value $0.01 per share (the "Common Shares") of the Company; (b) the Company will issue warrants to acquire up to 1,000,000 Common Shares; (c) the Company will issue 105,263 Common Shares; (d) the Company will enter into a new credit facility; (e) the Company will pay to an affiliate of the Company a cash termination fee of approximately $1.6 million, and the advisory agreement between the Company and such affiliate will be terminated; (f) the Company will enter into employment agreements with Duane H. Lund and Robert F. Rice to serve as the Company's Chief Executive Officer and President, respectively; (g) if elected pursuant to the third proposal described below, Steven B. Hoyt and Paul
T. Lambert will become Trustees of the Company; and (h) the Company will enter into property management agreements with various persons and entities with respect to the day-to-day operations and leasing of the properties to be acquired;

  2. To approve certain amendments to the Company's Declaration of Trust, including classification of the Board of Trustees, which amendments are set forth in Articles of Amendment and Restatement that shall take effect only upon consummation of the initial closing in connection with the Transaction;

  3. To elect two additional members of the Board of Trustees of the Company and to elect certain of the current members of the Board of Trustees to serve extended terms, which elections shall take effect only upon consummation of the initial closing in connection with the Transaction;

  4. To approve the adoption of the Wellington Properties Trust 1998 Share Option Plan; and

  5. To transact such other business as may properly be brought before the Special Meeting or any adjournment thereof.

  Any action may be taken on the foregoing matters at the Special Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Special Meeting may be adjourned.

  In addition, shareholders of the Company may be asked at the Special Meeting to approve the adjournment of the Special Meeting to another date and time as indicated in any such proposed adjournment. The Board of Trustees has fixed the close of business on August 21, 1998 as the record date for the Special Meeting. Only shareholders of record of the Company's Common Shares, $0.01 par value per share, at the close of business on that date will be entitled to notice of and to vote at the Special Meeting and at any adjournments thereof.

  You are requested to fill in and sign the enclosed Proxy Card, which is being solicited by the Board of Trustees, and to mail it promptly in the enclosed postage-prepaid envelope. Any proxy may be revoked by delivery of a later dated proxy. Shareholders of record who attend the Special Meeting may vote in person, even if they have previously delivered a signed proxy.

                                        By Order of the Board of Trustees



Brookfield, Wisconsin                   Robert F. Rice
__________, 1998                        Secretary

  WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                          WELLINGTON PROPERTIES TRUST
                      18650 W. Corporate Drive, Suite 300
                                 P.O. Box 0919
                       Brookfield, Wisconsin  53008-0919
                               ________________

                                PROXY STATEMENT
                               ________________

                    FOR THE SPECIAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON __________, 1998


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Wellington Properties Trust, a Maryland real estate investment trust (the "Company"), for use at the Special Meeting of Shareholders of the Company to be held on __________, 1998, and at any adjournments thereof (the "Special Meeting"). At the Special Meeting, shareholders will be asked to:


     . approve the Transaction (as hereinafter defined), the principal components of which are as follows: (a) Wellington Properties Investments, L.P., a Delaware limited partnership in which the Company is the sole general partner, or one or more of its wholly owned subsidiaries (Wellington Properties Investments, L.P., together with such subsidiaries, being hereinafter collectively referred to as the "Operating Partnership") will acquire 31 office and light industrial properties (the "Acquired Properties") in exchange for the issuance of 9,860,838 partnership units (the "Units") that will be exchangeable, under certain circumstances, for Common Shares, par value $0.01 per share (the "Common Shares") of the Company; (b) the Company will issue warrants (the "Warrants") to acquire up to 500,000 Common Shares to each of American Real Estate Equities, LLC, a Delaware limited liability company ("AREE"), and Wellington Management Corporation, a Wisconsin corporation and affiliate of the Company ("WMC"); (c) the Company will issue 105,263 Common Shares (the "AREE Common Shares") to AREE in exchange for $1.0 million in cash; (d) the Company will enter into the New Credit Facility (as hereinafter defined); (e) the Company will pay to WMC a cash termination fee of approximately $1.6 million, and the advisory agreement between the Company and WMC will be terminated; (f) the Company will enter into employment agreements with Duane H. Lund and Robert F. Rice to serve as the Company's Chief Executive Officer and President, respectively; (g) if elected pursuant to the third proposal described below, Steven B. Hoyt and Paul T. Lambert will become Trustees of the Company; and (h) the Company will enter into property management agreements (the "Property Management Agreements") with various persons and entities with respect to the day-to-day operations and leasing of the Acquired Properties;

     . approve certain amendments to the Company's Declaration of Trust (the "Declaration"), including classification of the Board of Trustees, which amendments are set forth in Articles of Amendment and Restatement (the "Articles of Amendment and Restatement") that shall take effect only upon consummation of the initial closing in connection with the Transaction;

     . elect two additional members of the Board of Trustees of the Company and elect certain of the current members of the Board of Trustees to serve extended terms, which elections shall take effect only upon consummation of the initial closing in connection with the Transaction;

     . approve the adoption of the Wellington Properties Trust 1998 Share Option Plan (the "Option Plan"); and

     . transact such other business as may properly be brought before the Special Meeting or any adjournment thereof.

In addition, shareholders of the Company may be asked at the Special Meeting to approve the adjournment of the Special Meeting to another date and time as indicated in any such proposed adjournment.

     This Proxy Statement and the accompanying Notice of Special Meeting and Proxy Card are first being sent to shareholders on or about ___________, 1998. The Board of Trustees has fixed the close of business on August 21, 1998 as the record date for the Special Meeting (the "Record Date"). Only holders of record of Common Shares at the close of business on the Record Date will be entitled to notice of and to vote at the Special Meeting. As of the Record Date, there were 734,161 Common Shares outstanding and entitled to vote at the Special Meeting. Holders of Common Shares outstanding as of the close of business on the Record Date will be entitled to one vote for each Common Share held by them on each matter presented to the shareholders at the Special Meeting.


     SHAREHOLDERS OF THE COMPANY ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. COMMON SHARES REPRESENTED BY A PROPERLY EXECUTED PROXY CARD RECEIVED PRIOR TO THE VOTE AT THE SPECIAL MEETING AND NOT REVOKED WILL BE VOTED AT THE SPECIAL MEETING AS DIRECTED ON THE PROXY CARD. IF A PROPERLY EXECUTED PROXY CARD IS SUBMITTED AND NO INSTRUCTIONS ARE GIVEN, THE PERSONS DESIGNATED AS PROXY HOLDERS ON THE PROXY CARD WILL VOTE (I) FOR THE APPROVAL OF THE TRANSACTION,
(II) FOR THE AMENDMENTS TO THE DECLARATION SET FORTH IN THE ARTICLES OF AMENDMENT AND RESTATEMENT, (III) FOR THE ELECTION OF THE TWO NOMINEES FOR THE BOARD OF TRUSTEES AND THE ELECTION OF CERTAIN OF THE CURRENT MEMBERS OF THE BOARD OF TRUSTEES TO SERVE EXTENDED TERMS, (IV) FOR THE ADOPTION OF THE OPTION PLAN, AND (V) FOR ANY ADJOURNMENT OF THE SPECIAL MEETING. PURSUANT TO THE PROVISIONS OF THE AMENDED BYLAWS OF THE COMPANY (THE "BYLAWS"), NO MATTERS OTHER THAN THOSE SET FORTH IN THIS PROXY STATEMENT WILL BE PRESENTED OR VOTED UPON AT THE SPECIAL MEETING.

     The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding Common Shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Special Meeting. The affirmative vote of the holders of at least a majority of the votes entitled to be cast at the Special Meeting will be required for the approval of the amendments to the Declaration set forth in the Articles of Amendment and Restatement, the affirmative vote of the holders of a plurality of the votes cast with a quorum present at the Special Meeting will be required for the election of additional Trustees and the election of certain current Trustees to serve extended terms, and the affirmative vote of the holders of a majority of the votes cast with a quorum present at the Special Meeting will be required for the approval of all other matters to be voted upon. Abstentions and broker non-votes will each be counted towards the presence of a quorum, although, in all matters to be acted upon except the approval of the amendments to the Declaration set forth in the Articles of Amendment and Restatement, abstentions and broker non-votes will not be counted as votes cast and, accordingly, will have no effect on the plurality or majority votes required. With respect to the approval of the amendments to the Declaration set forth in the Articles of Amendment and Restatement, abstentions and broker non-votes will have the effect of a vote against the proposal. There is no cumulative voting with respect to any of the matters to be acted upon.

     A shareholder of record may revoke a proxy at any time before it has been exercised by filing a written revocation with the Secretary of the Company at the address of the Company set forth above, by filing a duly executed proxy bearing a later date, or by appearing in person and voting by ballot at the Special Meeting. Any shareholder of record as of the Record Date attending the Special Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a shareholder at the Special Meeting will not constitute revocation of a previously given proxy. If the Special Meeting is adjourned for any reason, at any subsequent reconvening of the Special Meeting, all proxies will be voted in the same manner as such proxies would have been voted at the original convening of the Special Meeting (except for any proxies that have theretofore effectively been revoked or withdrawn).

     The costs of preparing, assembling and mailing the Notice of Special Meeting, this Proxy Statement and the Proxy Card will be borne by the Operating Partnership; provided that, if the Transaction is not consummated for any reason, AREE will bear such costs. Proxies may also be solicited personally or by telephone by Trustees and officers of the Company, who will receive no additional compensation in connection with such solicitation activities.


     All of the Trustees have indicated their intention to vote the Common Shares owned by them in favor of each of the proposals (including voting for each of the nominees to the Board of Trustees and each of the nominees to serve extended terms as Trustees) at the Special Meeting. As of the Record Date, the Trustees and executive officers of the Company owned 25,034 Common Shares entitled to vote at the Special Meeting, representing approximately 3.4% of the Common Shares issued and outstanding on the record date and entitled to vote at the Special Meeting.

     THE COMPANY'S 1997 ANNUAL REPORT ON FORM 10-KSB (THE "ANNUAL REPORT"), INCLUDING FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997, WAS MAILED TO SHAREHOLDERS ON OR ABOUT MAY 1, 1998. THE ANNUAL REPORT, HOWEVER, IS NOT PART OF THE PROXY SOLICITATION MATERIAL. ADDITIONAL COPIES OF THE ANNUAL REPORT, AND ANY QUARTERLY REPORT ON FORM 10-QSB, TOGETHER WITH EXHIBITS, ARE AVAILABLE, WITHOUT CHARGE, UPON WRITTEN REQUEST TO WELLINGTON PROPERTIES TRUST, 18650 W. CORPORATE DRIVE, SUITE 300, P.O. BOX 0919, BROOKFIELD, WISCONSIN 53008-0919.


     THIS PROXY STATEMENT CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), THAT INVOLVE SUBSTANTIAL RISKS AND UNCERTAINTIES. WHEN USED IN THIS PROXY STATEMENT, THE WORDS "ANTICIPATE," "BELIEVE," "ESTIMATE," "MAY," "INTEND," "EXPECT" AND SIMILAR EXPRESSIONS IDENTIFY CERTAIN OF SUCH FORWARD-LOOKING STATEMENTS. ACTUAL PERFORMANCE OR ACHIEVEMENTS COULD DIFFER MATERIALLY FROM THOSE CONTEMPLATED, EXPRESSED OR IMPLIED BY THE FORWARD-LOOKING STATEMENTS CONTAINED HEREIN. IN ADDITION, THE SAFE HARBOR FOR SUCH FORWARD-LOOKING STATEMENTS PROVIDED BY SECTION 21E OF THE EXCHANGE ACT IS NOT AVAILABLE FOR STATEMENTS MADE IN CONNECTION WITH AN OFFERING BY, OR RELATING TO THE OPERATIONS OF, A PARTNERSHIP, AND SUCH SAFE HARBOR IS THEREFORE NOT APPLICABLE TO STATEMENTS CONTAINED HEREIN THAT RELATE TO THE OPERATIONS OF THE OPERATING PARTNERSHIP.

                               TABLE OF CONTENTS

                                                                                                                Page No.
                                                                                                                --------
PROPOSAL I - APPROVAL OF THE TRANSACTION.....................................................................          8

     THE TRANSACTION.........................................................................................          8
          Introduction.......................................................................................          8
          Background of the Transaction......................................................................         13
          Reasons for the Transaction........................................................................         14
          Potential Risks Associated with the Transaction....................................................         15
          Recommendation of the Board of Trustees............................................................         16
          Interests of Certain Persons in the Transaction....................................................         16
          The Operating Partnership and Operating Partnership Agreement......................................         17
          Principal Features of the Transaction; Effects of the Transaction..................................         21
          Representation and Warranties......................................................................         22
          Conditions of the Transaction; Termination; Waiver and Amendment...................................         23
          Conduct of the Business of the Company, AREE, the Operating Partnership and WMC Pending
                the Closing..................................................................................         24
          Certain Additional Covenants.......................................................................         25
          Prior Relationship Between AREE and the Company....................................................         26
          The Assigned Acquisition Agreements And Related Matters............................................         27
          The Acquired Properties............................................................................         28
          Tenants............................................................................................         32
          Lease Expirations..................................................................................         33
          Mortgage Indebtedness to be Assumed................................................................         44
          Certain Property Tax Information...................................................................         44
          New Credit Facility................................................................................         44
          Financial Information..............................................................................         46
          Regulatory Approval................................................................................         46
          Accounting Treatment...............................................................................         46
          Certain Federal Income Tax Consequences of the Transaction.........................................         46
          Federal Securities Law Consequences................................................................         46
          Public Announcement of the Transaction.............................................................         47
          Dissenters' Rights of Appraisal....................................................................         47

     RISK FACTORS............................................................................................         47
          Conflicts of Interest of Certain Current and Proposed Trustees and Executive Officers..............         47
          Lack of Independent Valuation of Acquired Properties and Units.....................................         48
          Potential Payment of Excess Consideration Due to Fixed Per Unit Purchase Price.....................         48
          Concentration of Share Ownership...................................................................         49
          Potential Adverse Effects of Combining Operations..................................................         49
          Absence of Written Agreement Regarding New Credit Facility.........................................         49
          Proposed Requirements and Restrictions Under the New Credit Facility...............................         49
          Rights Granted to Fee Owners and WMC in Connection with Sales or Transfers of Acquired
                Properties...................................................................................         50


          Changes in Senior Management and Control of Board of Trustees......................................         50
          Expansion into New Property Types..................................................................         50
          Dependence on Primary Markets......................................................................         51
          Outside Management of Properties...................................................................         51
          Shares Eligible for Future Sale....................................................................         51
          No Limitation on Indebtedness......................................................................         52
          Potential Adverse Tax Consequences of Failure to Qualify as a REIT.................................         52
          Limitations on Changes in Control..................................................................         53
          Real Estate Investment Risks.......................................................................         54
          Potential Environmental Liabilities................................................................         55
          Dependence on Key Personnel........................................................................         55
          Debt Financing and Debt Maturities.................................................................         56
          Effect on Common Share Price of Earnings and Cash Distributions....................................         56
          Additional Complexity and Costs Associated with Portfolio Acquisitions.............................         56
          Acquisition of Undesirable Properties in Connection with Portfolio Acquisitions....................         57
          Dependence on External Sources of Capital..........................................................         57
          Dilution Relating to Future Acquisitions...........................................................         57
          Year 2000..........................................................................................         57

     FEDERAL INCOME TAX MATTERS..............................................................................         58
          Treatment of the Transaction.......................................................................         58
          Taxation of the Company............................................................................         58
          REIT Qualification Requirements....................................................................         59
          Tax Aspects of the Company's Investments in the Operating Partnership..............................         62
          Taxation of Shareholders...........................................................................         63
          Other Tax Considerations...........................................................................         65

PROPOSAL II - APPROVAL OF AMENDMENTS TO THE DECLARATION OF TRUST.............................................         66
          General............................................................................................         66
          Significant Changes Resulting from the Approval of the Amendments to the Declaration...............         67
          Principal Reasons to Approve the Amendments to the Declaration; Potential Risks Associated
                with Approval of the Amendments to the Declaration...........................................         70
          Potential Conflicts of Interest in Board of Trustees' Recommendation of Approval of the
                Amendments to the Declaration................................................................         71

PROPOSAL III - ELECTION OF TRUSTEES..........................................................................         72
          Information Regarding Current Trustees, Nominees and Current and Proposed Executive
                Officers.....................................................................................         73
          Current and Proposed Executive Officers............................................................         74
          Committees of the Board of Trustees................................................................         75
          Trustee Compensation...............................................................................         76
          Shareholders' Agreement............................................................................         76
          Section 16(a) Beneficial Ownership Reporting Compliance............................................         76

     EXECUTIVE COMPENSATION..................................................................................         76
          Summary Compensation...............................................................................         76

          Employment Agreements..............................................................................         76

     CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..........................................................         77
          Property Management Agreements.....................................................................         77
          Advisor Fees.......................................................................................         78
          Expense Reimbursement..............................................................................         78
          The Master Contribution Agreement and the Assigned Acquisition Agreements..........................         78
          The WMC Contribution Agreement.....................................................................         79
          Employment Agreements..............................................................................         79
          Warrants...........................................................................................         79
          AREE Common Shares.................................................................................         79

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT..........................................         80
          Registration Rights................................................................................         81

PROPOSAL IV - ADOPTION OF THE OPTION PLAN....................................................................         82
          General............................................................................................         82
          Description of Option Plan.........................................................................         82
          Principal Reasons to Adopt the Option Plan.........................................................         83
          Potential Conflict of Interest in Board of Trustees' Recommendation of Adoption of the Option
                Plan.........................................................................................         84

SELECTED FINANCIAL DATA......................................................................................         85

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS........................         87
          Overview...........................................................................................         87
          Results of Operations..............................................................................         87
          Liquidity and Capital Resources....................................................................         89
          Cash Flows.........................................................................................         90
          Inflation..........................................................................................         90
          Funds from Operations..............................................................................         90
          Prospective Accounting Standards...................................................................         91
          Year 2000..........................................................................................         91

BUSINESS AND PROPERTIES......................................................................................         92
          Company History....................................................................................         92
          The Properties.....................................................................................         92
          Mortgage Indebtedness..............................................................................         93
          Leases.............................................................................................         93
          Brokerage and Leasing..............................................................................         93
          Competition........................................................................................         93
          Employees..........................................................................................         93
          Legal Proceedings..................................................................................         94
          Regulations and Insurance..........................................................................         94
          Environmental Matters..............................................................................         94

POLICIES WITH RESPECT TO CERTAIN ACTIVITIES..................................................................         95
          Investment Policies................................................................................         95
          Financing Policies.................................................................................         95
          Conflict of Interest Policies......................................................................         96

MARKET FOR COMMON EQUITY AND RELATED SHAREHOLDER MATTERS.....................................................         97

OTHER MATTERS................................................................................................         97

WELLINGTON PROPERTIES TRUST - INDEX TO FINANCIAL STATEMENTS..................................................        F-1


EXHIBITS
--------
AMENDED AND RESTATED CONTRIBUTION AGREEMENT
BETWEEN WELLINGTON PROPERTIES TRUST,
WELLINGTON PROPERTIES INVESTMENTS, L.P.,
AMERICAN REAL ESTATE EQUITIES, LLC, AND
THE OTHER LP UNIT RECIPIENTS........................................................................      EXHIBIT A

CONTRIBUTION AGREEMENT BETWEEN WELLINGTON
PROPERTIES INVESTMENTS, L.P. AND WELLINGTON
MANAGEMENT CORPORATION..............................................................................      EXHIBIT B

AGREEMENT OF LIMITED PARTNERSHIP OF
WELLINGTON PROPERTIES INVESTMENTS, L.P. ............................................................      EXHIBIT C

WELLINGTON PROPERTIES TRUST
COMMON SHARE PURCHASE WARRANT.......................................................................      EXHIBIT D

WELLINGTON PROPERTIES TRUST
ARTICLES OF AMENDMENT AND RESTATEMENT...............................................................      EXHIBIT E

WELLINGTON PROPERTIES TRUST
1998 SHARE OPTION PLAN..............................................................................      EXHIBIT F

                                  PROPOSAL I

                          APPROVAL OF THE TRANSACTION

     The Units, Warrants and Common Shares that are proposed to be issued in connection with the Transaction, if exercised (in the case of the Warrants) or if exchanged for Common Shares (in the case of the Units), would constitute greater than 20% of the Common Shares and voting power outstanding prior to such issuance. See "--The Transaction--Principal Features of the Transaction; Effects of the Transaction." Though the consummation of the Transaction does not require shareholder approval under Maryland, Delaware or any other applicable laws, the rules of the Nasdaq SmallCap Market ("Nasdaq"), on which the Common Shares are listed and traded, require majority shareholder approval, in certain circumstances, of the sale or issuance of common stock, or securities convertible into, or exercisable for, common stock, equal to 20% or more of the common stock or voting power outstanding immediately preceding such issuance. As a result, the Company is submitting the Transaction, on the terms and conditions described below, for approval by its shareholders. If the Transaction is approved by the requisite shareholders, the Company intends to consummate the Transaction as soon as practicable thereafter; provided, however, that, should either Proposal II (relating to the approval of amendments to the Declaration) or Proposal III (relating to the election of two additional Trustees and the election of certain current Trustees to serve extended terms) not be approved by the requisite shareholders, conditions precedent to the consummation of the Transaction will not have been fulfilled, and, as a result, the Company will not consummate the Transaction. See "The Transaction--Conditions of the Transaction; Termination; Waiver and Amendment." The vote of a majority of the Common Shares represented in person or by proxy at the Special Meeting will be required to approve the Transaction.

     The following discussion is an attempt to summarize the principal components of the Transaction and does not purport to be an exhaustive discussion of all of the terms of the Transaction. The discussion contained in this Proxy Statement is qualified in its entirety by reference to: (i) the Amended and Restated Master Contribution Agreement dated August 31, 1998 by and between the Company, the Operating Partnership, AREE and certain other signatories thereto (as it may be amended from time to time, the "Master Contribution Agreement"); (ii) the Contribution Agreement dated August 31, 1998 by and between WMC (as hereinafter defined) and the Operating Partnership (as it may be amended from time to time, the "WMC Contribution Agreement"); (iii) the Wellington Properties Investment, L.P. Agreement of Limited Partnership dated August 31, 1998 (as it may be amended from time to time, the "Operating Partnership Agreement"); and (iv) the form of Warrant, which are attached hereto as Exhibits A, B, C and D, respectively.

          THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE TRANSACTION

                                THE TRANSACTION

PURPOSE OF THE TRANSACTION

     For purposes of this Proxy Statement, the term "Transaction" will mean a transaction the principal components of which are as follows (and which are more fully described in numbered paragraphs 1-15 below): (i) the Operating Partnership will, pursuant to the Master Contribution Agreement, the Assigned Acquisition Agreements (as hereinafter defined) and the WMC Contribution Agreement (each as described below), acquire from certain persons and entities the Acquired Properties in exchange for the issuance of up to 9,860,838 Units in the Operating Partnership (which Units, with certain limitations, are exchangeable on a one-for-one basis, subject to adjustment, for Common Shares), the payment of approximately $33.6 million in cash, and the assumption of approximately $71.8 million in indebtedness; (ii) the Company will issue the Warrants to AREE and WMC; (iii) the Company will issue the AREE Common Shares to AREE in exchange for $1.0 million in cash; (iv) the Company will enter into the New Credit Facility; (v) the Company will pay to WMC a cash termination fee of approximately $1.6 million, and the advisory agreement between the Company and WMC will be terminated; (vi) the Company will enter into employment agreements with Duane H. Lund and Robert F. Rice to serve as the Company's Chief Executive Officer and President, respectively; (vii) if elected pursuant to Proposal III below, Steven B. Hoyt and Paul T. Lambert will become Trustees of the Company; and (viii) the Company will enter into the Property Management Agreements with respect to the day-to-day operations and leasing of the Acquired Properties. The purpose of the Transaction is for the Company to acquire the Acquired Properties and to integrate those operations and properties with the current properties of the Company (the "Current Properties" and, together with the Acquired Properties, the "Properties"). The acquisition of the Acquired Properties may be consummated through one closing or a series of closings, and, if such acquisition is accomplished through a series of closings, references in this Proxy Statement to the consummation, the closing or the closing date of the Transaction shall refer to the consummation of the acquisition of the final Acquired Property. The precise number of Units to be issued to any person or entity in connection with the consummation of the acquisition of an Acquired Property is subject to adjustment based on the particular requirements imposed under the relevant agreement concerning, among other things, prorations, payment of closing costs and assumptions or payment of existing indebtedness, as well as the actual date on which the acquisition occurs and the potential requirement that such person or entity be obligated to satisfy, on a post-closing basis, such obligations imposed under the relevant agreement. Accordingly, references within this Proxy Statement to a number of Units to be issued to or held by a particular person or entity are estimates and are not expected to vary materially from the actual numbers.

     The principal features of the Transaction are as follows:

1. AREE is a Delaware limited liability company owned in equal thirds by WLPT Funding, LLC, a Delaware limited liability company ("WLPT Funding"), Lambert Equities II, LLC, also a Delaware limited liability company ("Lambert Equities"), and Steven B. Hoyt (Nominee for Trustee). Duane H. Lund (Proposed Chief Executive Officer) owns 90% of WLPT Funding and is its sole manager, while the remaining 10% of WLPT Funding is owned by an unrelated third party. Paul T. Lambert (Nominee for Trustee) owns 100% of Lambert Equities. Messrs. Lund, Lambert and Hoyt, together with WLPT Funding and Lambert Equities, will sometimes be referred to collectively as the "AREE Members."

2. AREE owns 100% of CSC of Minnesota, LLC, a Delaware limited liability company ("CSC"), which owns fee title to the Cold Springs Office Center, one of the Acquired Properties.

3. AREE has entered into a series of property contribution agreements and property purchase agreements (collectively, the "Assigned Acquisition Agreements") with the fee owners of 29 of the Acquired Properties (the "Fee Owners"). Steven B. Hoyt and members of his immediate family are equity participants in some of the Fee Owners. The remaining Fee Owners are not affiliated with any of the Company, its current Trustees or officers, AREE or any of the AREE Members.

4. AREE, the Operating Partnership, the Company and the AREE Members have entered into the Master Contribution Agreement pursuant to which AREE will assign to the Operating Partnership all of its rights and obligations under the Assigned Acquisition Agreements and will transfer to the Operating Partnership 100% of the membership interests in CSC. In consideration for such assignment and transfer, the Operating Partnership will

     . issue an aggregate of 9,390,250 Units, valued at $8.50 per Unit (reflecting total consideration valued at approximately $79.8 million),

     . assume approximately $64.4 million of third-party mortgage indebtedness encumbering the AREE Acquired Properties (as hereinafter defined), and

     . make a cash payment of approximately $31.2 million to the Fee Owners (provided, however, that no cash consideration will be paid to Steven
          B. Hoyt).

5.   As a result of the issuance of the Units as described in paragraph 4 above:

     . A total of 6,274,524 Units (reflecting consideration valued at approximately $53.3 million) will be issued to the Fee Owners, including 2,666,299 Units (representing consideration valued at approximately $22.7 million) to Steven B. Hoyt and 182,546 Units (representing consideration valued at approximately $1.6 million) to members of Mr. Hoyt's immediate family.

     . A total of 3,115,726 Units (reflecting consideration valued at approximately $26.5 million) will be issued to AREE or the AREE Members.

     . AREE and the AREE Members (and their family members) will own a total of 5,964,571 Units

          (representing consideration of approximately $50.7 million) and the unrelated Fee Owners (i.e., exclusive of the equity participation of Mr. Hoyt and his family) will own a total of 3,425,679 Units (representing consideration of approximately $29.1 million).

6. There are five separate portfolios of properties being contributed to the Operating Partnership through the Master Contribution Agreement, which are described as follows:

     . Apple Valley Properties. This portfolio consists of three office buildings (the "Apple Valley Properties"), located in Apple Valley and Burnsville, Minnesota, with approximately 168,873 rentable square feet in the aggregate, and which are currently owned in fee by entities controlled by John and Barbara Hansen. The Operating Partnership will acquire the Apple Valley Properties for approximately $16.0 million excluding costs, which is to be paid by the assumption of approximately $8.7 million of third-party mortgage indebtedness encumbering the Apple Valley Properties and the issuance of 860,571 Units (representing consideration of approximately $7.3 million). See "--The Acquired Properties."

     . Cold Springs Office Center. This property is an office building with approximately 77,533 rentable square feet, located in St. Cloud, Minnesota, and is currently owned by CSC. The Operating Partnership will acquire 100% of the membership interests in CSC, and thereby acquire Cold Springs Office Center, for approximately $12.9 million excluding costs, which is to be paid by the assumption of $7.5 million of third-party mortgage indebtedness encumbering the property and the issuance of 633,688 Units (representing consideration of approximately $5.4 million). See "--The Acquired Properties."

     . Feld Properties. This portfolio consists of seven office buildings with approximately 168,646 rentable square feet in the aggregate and one light industrial building with approximately 19,200 square feet of gross leasable area ("GLA"), located in Green Bay, Wisconsin (the "Feld Properties"), and which are currently owned in fee by entities controlled by Edwin R. Feld. The Operating Partnership will acquire the Feld Properties for approximately $21.0 million excluding costs, which is to be paid by the issuance of 925,841 Units (representing consideration of approximately $7.9 million) and a cash payment of approximately $13.1 million. See "--The Acquired Properties."

     . Hoyt Properties. This portfolio consists of three office buildings with approximately 204,778 rentable square feet in the aggregate and nine light industrial buildings with approximately 675,173 square feet of GLA, located in Bloomington, Burnsville, Brooklyn Park, Minneapolis, Eagan and Plymouth, Minnesota (the "Hoyt Properties"), and which are currently owned by entities controlled by Steven B. Hoyt (Nominee for Trustee). The Operating Partnership will acquire the Hoyt Properties for approximately $78.3 million excluding costs, which is to be paid by the assumption of approximately $26.1 million of third-party mortgage indebtedness encumbering the Hoyt Properties, the issuance of 4,676,032 Units (representing consideration of approximately $39.7 million) and a cash payment of approximately $12.5 million. See "--The Acquired Properties."

     . Stonegate Properties. This portfolio consists of six office buildings with approximately 407,047 rentable square feet in the aggregate, located in Hoffman Estates, Illinois (the "Stonegate Properties"), and which are currently owned by entities controlled by George A. Moser. The Operating Partnership will acquire the Stonegate Properties for approximately $47.3 million excluding costs, which is to be paid by the assumption of approximately $22.2 million of third-party mortgage indebtedness encumbering the Stonegate Properties, the issuance of 2,294,118 Units (representing consideration of approximately $19.5 million) and a cash payment of approximately $5.6 million. See "--The Acquired Properties."

7. WMC is a Wisconsin corporation. Arnold K. Leas, the Chairman of the Board of Trustees of the Company, is the President and Chief Executive Officer of WMC and owns, together with members of his immediate family and trusts for the benefit of such persons, approximately 41.8% of the outstanding capital stock of WMC. WMC owns (or currently has the right to acquire) 100% of the membership interests in Wellington Centre Company, LLC, a Wisconsin limited liability company ("WCC"). WCC owns fee title to one of the Acquired Properties--

     Wellington Centre, a 95,367 rentable square foot office building.

8. The Operating Partnership and WMC have entered into the WMC Contribution Agreement. Pursuant to the WMC Contribution Agreement, the Operating Partnership will acquire 100% of the membership interests in WCC, and thereby acquire Wellington Centre, for approximately $13.8 million excluding costs, which is to be paid by the assumption of approximately $7.3 million of indebtedness encumbering the property, the issuance of 470,588 Units (representing consideration valued at approximately $4.0 million) and a cash payment of approximately $2.5 million. See "--The Acquired Properties."

9. The Company will issue Warrants to each of AREE and WMC to acquire up to 500,000 Common Shares of the Company, or 1,000,000 Common Shares in the aggregate. The Warrants will become exercisable one year after the date of issuance and will be exercisable for a nine-year period thereafter, at an exercise price of $8.50 per Common Share with respect to 500,000 Warrants, $10.25 per Common Share with respect to 250,000 Warrants, $12.25 per Common Shares with respect to 150,000 Warrants and $14.75 per Common Share with respect to 100,000 Warrants. See "--Principal Features of the Transaction; Effects of the Transaction--Issuance of Warrants."

10. The Company will issue to AREE 105,263 Common Shares at a per share price of $9.50, for total cash consideration of $1.0 million. Such cash will be contributed by the Company to the Operating Partnership. See "--Principal Features of the Transaction; Effects of the Transaction--Issuance of AREE Common Shares."

11. The Company will enter into the New Credit Facility. See "--New Credit Facility."

12. The Company will pay a cash termination fee of approximately $1.6 million to WMC, and the advisory agreement between the Company and WMC will be terminated. See "--Certain Additional Covenants--Termination Fee Payable to WMC" and "Proposal III--Election of Trustees--Certain Relationships and Related Transactions--Advisor Fees."

13. The Company will enter into employment agreements with Duane H. Lund and Robert F. Rice to serve as the Company's Chief Executive Officer and President, respectively. See "Proposal III--Election of Trustees-- Executive Compensation--Employment Agreements."

14. If elected pursuant to Proposal III below, Steven B. Hoyt and Paul T. Lambert will become Trustees of the Company. See "Proposal III--Election of Trustees."

15. The Company will enter into the Property Management Agreements with respect to the day-to-day operations and leasing of the Acquired Properties. See "Proposal III--Election of Trustees--Certain Relationships and Related Transactions--Property Management Agreements."

     Immediately following consummation of the Transaction, the Common Shares issuable upon exchange of the Units, the Common Shares issuable upon exercise of the Warrants and the AREE Common Shares will represent approximately 83.9%, 8.5% and 0.9%, respectively, of the Common Shares that are issued and outstanding on a fully diluted basis (as hereinafter defined) at such time. As a result of the Transaction, Steven B. Hoyt (Nominee for Trustee), Paul T. Lambert (Nominee for Trustee), Arnold K. Leas (Chairman of the Board and current President), and Duane H. Lund (proposed Chief Executive Officer) will hold (individually, through their immediate families or through entities in which they may be considered to have voting or investment control, including AREE) 30.7%, 8.0%, 9.2% and 15.7%, respectively, of the issued and outstanding Common Shares on a fully diluted basis. References in this Proxy Statement to Common Shares issued and outstanding "on a fully diluted basis" shall mean, collectively: (i) all Common Shares issued and outstanding as of a particular date, (ii) Common Shares issuable upon exchange of the issued and outstanding Units as of such date,
(iii) Common Shares issuable upon the exercise of all of the issued and outstanding Warrants as of such date, (iv) the AREE Common Shares and (v) all options and warrants to acquire Common Shares exercisable within 60 days of such date.

     The following diagram illustrates the ownership of the Company and the Operating Partnership both immediately after the consummation of the Transaction and assuming conversion of all Units into Common Shares and the exercise of all warrants (including the Warrants) and all currently outstanding options to acquire Common Shares:

          ---------------------------------------------------------------------------------------------------------------
                                                    WELLINGTON PROPERTIES TRUST
                                                        (Post-Transaction)

                                      Percentage Before                    Percentage After Conversion
                                      Conversion of Units or               of all Units and Exercise of
            Owner                     Exercise of Warrants/Options         Warrants/Options
            -----                     ----------------------------         --------------------------------
            Public                                74.8%                                   5.6%
             Current Trustees
             and Officers(1)                      12.6%                                   9.4%
            AREE(2)                               12.6%                                  55.9%
            Other Fee Owners                         0%                                  29.1%
          ---------------------------------------------------------------------------------------------------------------
                                                               |
               100%                                            |                                                            100%
                                                               |
                                                    Before     |    After
                                                    ------     |    -----
                                                      1%       |    100%
-------------------------  -----------------------------------------------------------------------------  --------------------------

       Maple Grove                                                                                              Lake Pointe
     Apartment Homes,                                                                                         Apartment Homes,
     Inc. (owner of a                                THE OPERATING PARTNERSHIP                                Inc. (owner of a
     Current Property)                  (owner of interests in the 31 Acquired Properties)                    Current Property)
-------------------------  -----------------------------------------------------------------------------  -------------------------

                                   100%                                                    100%

                           ----------------------                                 ----------------------
                                   CSC                                                     WCC
                              (owner of Cold                                            (owner of
                              Springs Office                                            Wellington
                                  Center                                                  Centre)
                           ----------------------                                 ----------------------

__________________
 (1) Includes the ownership of WMC

 (2) Includes the ownership of the AREE Members of their immediate families

     Pursuant to the Master Contribution Agreement and the WMC Contribution Agreement, the Operating Partnership will acquire interests in the Acquired Properties in exchange for the issuance by the Operating Partnership of Units, the assumption of indebtedness, and the payment of cash. All Units to be issued by the Operating Partnership will be restricted as to conversion to Common Shares for a 12-month period. In addition, 3,115,726 Units to be issued will be further restricted from sale for an additional 12-month period. Because the Company controls the Operating Partnership, the Company will consolidate the Operating Partnership with the Company and record the Acquired Properties at purchase price plus direct costs of acquisition using purchase accounting principles.

BACKGROUND OF THE TRANSACTION

     In March 1998, Arnold K. Leas, President and Chairman of the Board of the Company, was contacted by Morgan Stanley Asset Management ("MSAM") regarding an equity investment by MSAM in the Company. During the next several months, representatives of the Company and MSAM engaged in considerable negotiations and discussions regarding such a transaction, and a principal of MSAM conducted an initial due diligence visit with the Company. As a result of these discussions, MSAM prepared a preliminary term sheet in which it proposed to invest up to $50.0 million in equity of the Company upon terms and conditions that included the purchase of Common Shares at a price of $7.00 per Common Share. After careful consideration of this proposal and the ongoing discussions with AREE described below, the Board of Trustees of the Company decided that the MSAM proposal was not in the best interests of the Company or its shareholders and that the Company should instead pursue the transaction with AREE, for reasons including, but not limited to, the following: (i) while the transaction with MSAM would have increased the Company's total capitalization, it would have had little effect on market capitalization and consequently only a limited effect on liquidity; (ii) the MSAM transaction would have limited the Company's portfolio to multifamily residential properties and would not have offered the benefits of the diversity of property types provided by the Transaction; and (iii) the share price to have been paid by MSAM ($7.00) was significantly lower than that to be paid by AREE ($8.50).

     During the spring of 1998, AREE contacted Arnold K. Leas to inquire about the Company and to express an interest in possibly pursuing a transaction with the Company. On May 10, 1998, an introductory meeting took place between representatives of AREE and the Company. On May 26, 1998, representatives of the two parties again met to discuss AREE's continuing interest in a possible transaction with the Company, and on May 28, 1998, AREE submitted an initial proposal to the Company, providing for a transaction in which the Company would create the Operating Partnership, and AREE would contribute to the Operating Partnership both (i) its interest in certain contribution agreements and purchase agreements between AREE and third parties and (ii) any other AREE assets, in exchange for cash and Units. The precise amount of consideration to be paid to AREE was to be determined on the basis of an internal review of the current and potential cash flows of the AREE Acquired Properties viewed on an aggregated basis. The Company did not rely on independent appraisals for each property because the Company believed that its Trustees and executive officers have the experience and expertise necessary for an evaluation of commercial real estate. The ultimate amount of consideration was determined through an arms-length negotiation, during which the Company's Trustees and executive officers relied on the other important factors described in detail under "--Reasons for the Transaction."

     During the following week, AREE and the Company continued to provide due diligence information to each other concerning their respective business operations for purposes of refining the proposed business terms. Company representatives consulted with one another and third-party experts to discuss the information received from AREE and concluded that the quality of the portfolio of properties that AREE proposed to contribute (through contribution agreements and purchase contracts to which AREE would be a party), in terms of physical characteristics, geographic location, tenant profile and other factors, would provide substantial benefits to the Company and its shareholders, when combined with the Company's portfolio. As a result, the Company decided to continue its negotiations with AREE so as to finalize mutually acceptable terms pursuant to which AREE and the Company might consummate a transaction of the nature proposed by AREE. At a meeting on June 4, 1998, the Company and AREE executed a Memorandum of Understanding that, among other things, required the Company to negotiate with AREE on an exclusive basis. Shortly following the meeting, representatives of AREE and the Company held an organizational meeting to begin due diligence of the Company's real estate and those properties proposed to be acquired by the Operating Partnership, through the transaction under negotiation between AREE and the Company, and the Company instructed its counsel to begin the preparation of definitive documentation.

     From June 5, 1998 through July 1, 1998, each party and its financial and legal representatives engaged in extensive due diligence concerning the Company's real estate and those properties proposed to be acquired by the Operating Partnership through the transaction under negotiation between the Company and AREE. During that same period of time, preliminary drafts of the documentation of the proposed transactions were exchanged between representatives of AREE and the Company. On July 6, 1998, the Company and AREE executed a Master Contribution

Agreement (the "Original Master Contribution Agreement"), in which they incorporated certain of the terms and provisions of the Memorandum of Understanding and otherwise provided the terms under which the Transaction would occur. On July 14, 1998, as a result of continuing negotiations among the parties, the Company and AREE amended the Memorandum of Understanding to clarify certain terms and to correct certain inaccuracies in the Memorandum of Understanding.

     On August 12, 1998, the Board of Trustees of the Company convened to discuss the status of the proposed transaction between the Company and AREE and the relevant documentation. At such meeting, representatives of, and counsel for, the Company reported that the parties were close to agreement on substantially all substantive issues. The Board of Trustees unanimously (i) approved the terms of the Transaction with certain modifications suggested by the Board of Trustees, concluding that the Transaction was fair to, and in the best interests of, the Company and its shareholders, (ii) authorized management of the Company to execute any and all documentation required in connection with, or relating to the Transaction, including, but not limited to, any appropriate amendments to the Original Master Contribution Agreement, and (iii) recommended that the Company's shareholders approve the Transaction. Following such meeting, the Company's management directed legal counsel to revise the Original Master Contribution Agreement to reflect the changes recommended by the Board of Trustees and to incorporate all relevant provisions of the Memorandum of Understanding. Management also directed that proxy materials regarding the Transaction be prepared for submission to the shareholders.

     On August 31, 1998, the Board of Trustees of the Company convened to review final documentation and thereupon: (i) approved the Master Contribution Agreement, pursuant to which the Memorandum of Understanding was formally terminated; (ii) approved, as general partner of the Operating Partnership, the WMC Contribution Agreement; (iii) approved the issuance of Warrants for 500,000 Common Shares to each of WMC and AREE in connection with the Transaction, and approved the form of Warrant and related subscription agreement; and (iv) set a record date of August 21, 1998 for determining those shareholders entitled to vote at the Special Meeting and set a meeting date of September 24, 1998 for the Special Meeting and approved the preliminary proxy materials with respect to the Special Meeting and directed the same to be filed with the Securities and Exchange Commission. Immediately following such meeting, the Company and AREE executed the Master Contribution Agreement, the Operating Partnership and WMC executed the WMC Contribution Agreement and the parties executed the other relevant documentation.


     On October 9, 1998, the Board of Trustees of the Company convened to reset the date for the Special Meeting to October 30, 1998 and approve certain revisions to the Articles of Amendment and Restatement described in Proposal II.



REASONS FOR THE TRANSACTION

     The Board of Trustees believes that the Transaction is fair to, and in the best interests of, the Company and its shareholders. Accordingly, the Board of Trustees has approved the Transaction and recommends that the Company's shareholders vote for approval of the Transaction. In reaching its determination, the Board of Trustees consulted with the Company's management, legal counsel and accountants and considered a variety of factors, including, but not limited to, the following:

     1. The Board considered that the increase in the size and diversity of the Company's portfolio resulting from the Transaction could significantly improve its access to financing on more attractive terms. The Board believed that such improved access to financing would not only allow the Company to improve the performance of certain of the Properties through expansion, renovation and leasing, but also support external growth through additional future acquisitions and selective development.

     2. The Board considered that the Transaction would expand the diversity and geographic location of its portfolio, making it less susceptible to adverse conditions resulting from changes in regional economic conditions and other factors that could adversely affect its ability to attract and retain high quality tenants at market rents.

     3. The Board considered that the Transaction would expand and diversify the types of properties in its portfolio by the addition of office and light industrial properties, making the Company less susceptible to adverse conditions resulting from changes in the multifamily residential property industry.

     4. The Board considered that the Transaction could provide the Company with greater access to capital markets, which could significantly increase the market capitalization of the Company. The Board believes that increased total market capitalization would provide the Company's shareholders with enhanced liquidity by generating renewed interest in the Company among the financing community and making Common Shares a more attractive investment for institutional investors.

     5. The Board considered that the Transaction is expected to enhance the Company's credit profile and, thus, its ability to issue rated securities or arrange for other debt financings on favorable terms.


     6. The Board considered the characteristics of the Acquired Properties, including occupancy rates, geographic diversity, diversity of types of properties and other factors that the Board believed would make the Acquired Properties beneficial acquisitions in terms of their potential future cash flows.

     7. The Board considered the demonstrable success of Messrs. Hoyt, Lambert and Lund in the acquisition, development and management of various real properties and believes that they will provide tangible future benefits to the Company. The Board believes that the combination of existing management of the Company with Messrs. Hoyt, Lambert and Lund will enhance the level of management depth and experience, with the Company benefiting from the expertise of both groups.

     8. The Board considered that it believes that the Company and its stockholders will realize the benefit of synergies and on-going operational cost savings through economies of scale, including general and administrative cost savings and operating efficiencies due to critical mass in areas such as bulk purchasing and insurance.

     9. The Board considered that, as a result of the Transaction, the Company would be a larger and financially stronger company, which would facilitate combinations with other public or private entities, providing another possible efficient and attractive means of growth.

POTENTIAL RISKS ASSOCIATED WITH THE TRANSACTION

     The Board of Trustees also considered potentially negative factors that could arise from the Transaction, including, but not limited to, the following:

     1. The Board considered the significant costs involved in connection with the consummation of the Transaction, and the substantial management time and effort required to effectuate the Transaction and to integrate the Acquired Properties.

     2. The Board considered the possibility that the anticipated benefits of the Transaction might not be fully realized.

     3. The Board considered the possibility that the Company will not have the capacity effectively and cost-efficiently to integrate the large number of Acquired Properties. See "--Risk Factors--Potential Adverse Effects of Combining Operations" and "--Expansion into New Property Types."

     4. The Board considered the potentially substantial reduction of current shareholders' percentage ownership interest and effective voting power in the event of exercise of the Warrants or exchange of the Units to be issued in the Transaction, which could affect the market price for the Common Shares. See "-- Risk Factors--Concentration of Share Ownership."

     5. The Board considered the absence of appraisal rights for the Company's shareholders in connection with the Transaction.

     6. The Board considered the lack of independent appraisals of the Acquired Properties and the lack of an independent appraisal, valuation or fairness opinion with respect to the Transaction as a whole. See "--Risk Factors--Lack of Independent Valuation of Acquired Properties and Units" and "--Potential Payment of Excess Consideration Due to Fixed Per Unit Purchase Price."

     7. The Board considered the substantial influence to be exercised by AREE and its members through their control of the executive management of the Company (if Duane H. Lund is appointed Chief Executive Officer of the Company), their presence as two of the seven members of the Board of Trustees (if Steven B. Hoyt and Paul T. Lambert are elected as Trustees pursuant to Proposal III) and the concentration of ownership of the Common Shares, on a fully diluted basis, by AREE and its members. See "--Risk Factors--Concentration of Share Ownership" and "--Changes in Senior Management and Control of Board of Trustees."

     8. The Board considered the adverse consequences of the assumption of significant mortgage indebtedness. See "--Risk Factors--Proposed Requirements and Restrictions Under the New Credit Facility" and "--No Limitation on Indebtedness."

     The Board of Trustees did not believe that the negative factors were sufficient, either individually or collectively, to outweigh the advantages of the Transaction. Further, in view of the variety of factors considered by the Board of Trustees in connection with its evaluation of the Transaction, the Board of Trustees did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its conclusion.

RECOMMENDATION OF THE BOARD OF TRUSTEES

     As a result of the foregoing, the Board of Trustees believes that the Transaction is fair to, and in the best interests of, the Company and its shareholders and has approved the Transaction, and recommends that the Transaction be approved and adopted by the shareholders at the Special Meeting. All of the Trustees have indicated their intention to vote the Common Shares owned by them in favor of the Transaction at the Special Meeting.

INTERESTS OF CERTAIN PERSONS IN THE TRANSACTION

     Property Management Agreements. In connection with the Transaction, the Operating Partnership will enter into Property Management Agreements with respect to the Acquired Properties with various parties, including Hoyt Properties Inc. ("HPI"), an entity controlled by Steven B. Hoyt (Nominee for Trustee), and WMC Realty, Inc. ("WRI"), a wholly owned subsidiary of WMC, affiliate of the Company in which Arnold Leas (Chairman of the Board of Trustees) is President and Chief Executive Officer, and in which members of his immediate family and trusts for the benefit of such persons own approximately 41.8% of the outstanding capital stock. Pursuant to such Property Management Agreements, the management entities will receive fees based on the gross rental receipts collected in connection with the operation of such Acquired Properties. See "Proposal III--Election of Trustees--Certain Relationships and Related Transactions--Property Management Agreements."

     Termination Fee. In connection with the Transaction, WMC will receive a termination fee of approximately $1.6 million in consideration of the termination of certain existing advisory fee arrangements between the Company and WMC. See "--Certain Additional Covenants--Termination Fee Payable to WMC" and "Proposal III--Election of Trustees--Certain Relationships and Related Transactions--Advisor Fees."


     Receipt of Securities. Upon the closing of the Transaction (the "Closing"), Steven B. Hoyt, Paul T. Lambert and Duane H. Lund will hold (individually or in entities in which they may be considered to have voting or investment control) 3,604,781, 938,482 and 1,844,025 Units, respectively, representing 30.7%, 8.0%
and 15.7%, respectively, of the issued and outstanding Common Shares on a fully diluted basis. In addition, as a result of the Transaction, AREE, in which Mr. Hoyt and entities controlled by Messrs. Lambert and Lund are the sole members, and of which Mr. Lund is the President, will hold (i) 241,176 Units, (ii) Warrants to acquire up to 500,000 Common Shares and (iii) 105,263 AREE Common Shares, representing 2.1%, 4.3% and 0.9%, respectively, of the issued and outstanding Common Shares on a fully diluted basis. See "--Principal Features of the Transaction; Effects of the Transaction--Issuance of Warrants" and "-- Issuance of AREE Common Shares" and "Proposal III--Election of Trustees-- Security Ownership of Certain Beneficial Owners and Management."

     In connection with the Transaction, WMC will receive 470,588 Units and Warrants to acquire up to 500,000 Common Shares, representing an aggregate of 8.3% of the issued and outstanding Common Shares on a fully diluted basis. See "--Principal Features of the Transaction; Effects of the Transaction--Issuance of Warrants" and "Proposal III--Election of Trustees--Security Ownership of Certain Beneficial Owners and Management."

     Employment Agreements. In connection with the Transaction, the Company will enter into employment agreements with Duane H. Lund and Robert F. Rice (current Executive Vice President and Secretary and proposed President) providing for a base salary, a discretionary bonus and certain other benefits. See "Proposal III--Election of Trustees--Executive Compensation--Employment Agreements."

     Insurance. The Company has applied for Trustees' and officers' insurance through Professional Liability Insurers, an insurance broker, which currently is seeking quotes from approximately six insurance carriers. If insurance is procured through Professional Liability Insurers, Wellington Insurance Services, Inc. ("WISI"), a wholly owned subsidiary of WMC, will receive a commission equal to approximately 10% of each premium paid. It is currently anticipated that such insurance will be procured at or before Closing. In addition, casualty insurance for all of the Properties will be procured under policies placed by WISI. WISI will receive a commission equal to approximately 15% of each premium paid in connection with such placement.

THE OPERATING PARTNERSHIP AND OPERATING PARTNERSHIP AGREEMENT

     The interests of the general partner and any and all limited partners in the Operating Partnership will be represented by Units. Currently, all Units are "Common Units," and are economically equivalent to Common Shares of the Company. "Preferred Units" may also be issued by the Operating Partnership, on such terms as the Company, as sole general partner, shall determine. The rights of Common Units are, and the rights of any particular class of Preferred Units shall be, as set forth in the Operating Partnership Agreement.

     Management. The Operating Partnership was formed on July 28, 1998 as a limited partnership under the Delaware Revised Uniform Limited Partnership Act, as amended (the "Partnership Act"). The Company is the sole general partner of the Operating Partnership, and expects to own a minority interest in the Operating Partnership for the foreseeable future. The Company will use the proceeds from the sale of the AREE Common Shares to fulfill its capital contribution obligations to the Operating Partnership.

     The Company, as sole general partner, has the exclusive power and authority to conduct the business of the Operating Partnership, subject to the consent of the limited partners in certain limited circumstances. Limited partners will have no right or authority to act for or to bind the Operating Partnership. No limited partner may take part in the conduct or control of the business or affairs of the Operating Partnership by virtue of being a holder of Units. In particular, the limited partners expressly acknowledge in the Operating Partnership Agreement that the Company, as sole general partner, is acting on behalf of the Operating Partnership's limited partners and the Company's shareholders, collectively, and is under no obligation to consider the tax consequences to limited partners when making decisions for the benefit of the Operating Partnership. The limited partners further agree that, in the event of a conflict between the interests of Company shareholders and limited partners, the Company, as sole general partner, shall discharge its fiduciary duties to the limited partners by acting in the best interests of its shareholders.

     Removal of the General Partner. The Operating Partnership Agreement provides that the limited partners may not remove the Company, with or without cause, as general partner of the Operating Partnership. In addition, the Company may not transfer any of its interests as general partner in the Operating Partnership, except in connection with a merger or sale of all or substantially all of the Company's assets (subject to certain conditions).

     Sales of Assets. Under the Operating Partnership Agreement, the Company, as sole general partner, has the exclusive authority to determine whether, when and on what terms the assets of the Operating Partnership (including the Acquired Properties) will be sold. A sale of all or substantially all of the assets of the Operating Partnership (or a merger of the Operating Partnership with another entity) generally requires an affirmative vote of the holders of a majority of the outstanding Units held by limited partners (a "Limited Partner Consent"), assuming for such purposes the deemed conversion of all Preferred Units into Common Units, as described below under "Redemption and Conversion of Units."

     Conduct of Company Business. Absent a Limited Partner Consent, the Company may not enter into or conduct any business other than in connection with managing the business of the Operating Partnership and any business that it is otherwise conducting as of the date of formation of the Operating Partnership. Thus, absent a Limited Partner Consent and subject to limited exceptions, the assets of the Company shall be limited to (i) its interest in Maple Grove Apartment Homes, Inc. and Lake Pointe Apartment Homes, Inc., the two subsidiaries it currently owns (the "Existing Subsidiaries"), each of which Existing Subsidiaries owns a multifamily residential property, (ii) Units (representing the Company's equity investment from time to time in the Operating Partnership), and (iii) certain indebtedness obligations of the Operating Partnership. While the business of the Operating Partnership is restricted, the Operating Partnership Agreement does not prevent a transaction in which another entity that owns assets and conducts businesses outside of the Operating Partnership acquires control (or a majority of the outstanding Common Shares) of the Company. As a result, but for the interest in the Existing Subsidiaries, it is intended that Common Units and Common Shares generally be fungible. However, because the limited partners in the Operating Partnership do not participate in the economic performance of the Existing Subsidiaries, a Common Share has a beneficial interest in a greater asset pool than does a Unit. As of the date (the "Closing Date") of the Closing, it is expected that the book value of the Existing Subsidiaries' net assets will be approximately 9% of the pro forma book value of the Operating Partnership's net assets. To maintain parity in value between the Common Shares and the Common Units, therefore, the Operating Partnership and the Company will generally agree to make distributions of cash to partners and shareholders, respectively, as if there were no "disequilibrium" between the Operating Partnership and the Company. In turn, the Company may be required to borrow funds from the Operating Partnership to meet its distribution obligations.

     Reimbursement of the Company; Transactions with the Company and its Affiliates. The Company will not receive any compensation for its services as general partner of the Operating Partnership. The Company, however, as a partner in the Operating Partnership, has the same right to allocations and distributions as other partners holding the same class of Units (currently, the Company, as general partner, holds only Common Units). In addition, the Operating Partnership will reimburse the Company for all expenses the Company incurs relating to its activities as general partner, its continued existence and qualification as a real estate investment trust (a "REIT") for purposes of
Section 856 of the Internal Revenue Code of 1986, as amended (the "Code"), and all other liabilities incurred by the Company in connection with the pursuit of its business and affairs as they may relate to the Operating Partnership Agreement (including expenses incurred by the Company in connection with the Transaction and the issuance of Common Shares or other securities of the Company generally).

     Except as expressly permitted by the Operating Partnership Agreement, affiliates of the Company will not engage in any transactions with the Operating Partnership except on terms that are fair and reasonable and no less favorable to the Operating Partnership than terms that would be obtained from an
unaffiliated third party.   Notwithstanding the foregoing, the Company may
borrow Operating Partnership funds pursuant to the Operating Partnership Agreement.

     Redemption, Exchange and Conversion of Units. Subject to certain limitations in the Operating Partnership Agreement and, in the case of Preferred Units, following the conversion of such Preferred Units as described in the immediately following sentence, holders of Common Units generally will have the right to require the redemption of their Common Units at any time one year after the original issuance date of such Units (the "Unit Redemption Right"). Limited partners that hold Preferred Units will have the right to convert such Preferred Units into Common Units (at the conversion rate established at the time any particular class or series of Preferred Units is established). Once the conversion has occurred, a converting preferred limited partner shall have a Unit Redemption Right with respect to the resulting Common Units.

     Unless the Company elects to assume and perform the Operating Partnership's obligation with respect to the Unit Redemption Right, as described below, a limited partner exercising the Unit Redemption Right will receive cash from the Operating Partnership in an amount equal to the market value of the Units to be redeemed. The market value of a Unit for this purpose will be equal to the average of the closing bid and ask prices of a Common Share on Nasdaq for the ten trading days before the day on which the redemption notice was given. In lieu of the Operating Partnership's acquiring the Units for cash, the Company will have the right to elect to acquire the Units directly from a limited partner exercising the Unit Redemption Right, in exchange for either cash or Common Shares, and, upon such acquisition, the Company will become the owner of such Units. Pursuant to such exchange, each Common Unit is exchangeable or redeemable for one Common Share or its cash equivalent. The "conversion factor" is subject to customary anti-dilution adjustments (e.g., in the event of a stock dividend by the Company). Upon exercise of the Unit Redemption Right, the limited partner's right to receive distributions for the Units so redeemed or exchanged will cease. At least 1,000 Units (or all remaining Units owned by the limited partner if less than 1,000 Units) must be redeemed or exchanged each time the Unit Redemption Right is exercised. No exchange can occur if delivery of Common Shares would be prohibited either under those provisions of the Declaration designed to protect the Company's qualification as a REIT, or under applicable federal or state securities laws.

     The Company will at all times reserve and keep available, out of its authorized but unissued Common Shares, solely for the purpose of effecting the issuance of Common Shares pursuant to Unit Redemption Rights, a sufficient number of Common Shares as shall, from time to time, be sufficient for the exchange of all outstanding Units not owned by the Company.

     Upon the exercise by a limited partner of a Unit Redemption Right, such limited partner shall be accorded registration rights in accordance with the Master Registration Rights Agreement (as hereinafter defined).

     Restrictions on Transfer of Units by Limited Partners. The Operating Partnership Agreement imposes certain restrictions on the sale, assignment, gift, pledge or other transfer (each a "Transfer") of Units. It is a condition to any Transfer otherwise permitted under the Operating Partnership Agreement that the transferee assume all of the obligations of the transferor under the Operating Partnership Agreement. No transferor limited partner shall be relieved of its obligations under the Operating Partnership Agreement without the consent of the Company, in its reasonable discretion. Any transferee shall be subject to all ownership limitations set forth in the Declaration. Unless a transferee is admitted as a substituted partner, which admission shall be at the general partner's sole discretion, it will have only the economic rights, and none of the voting rights, of a limited partner under the Operating Partnership Agreement.

     Without the consent of the Company, limited partners generally may Transfer their Units (but still must receive consent of the Company in order for the transferee to be a substituted partner) to: (i) the Company; (ii) an affiliate, spouse or other limited partner of the Operating Partnership; (iii) a charitable trust; and (iv) certain financial institutions in connection with a pledge securing a bona fide loan. Each Transfer not described in the preceding sentence is subject to a 10-day right of first refusal in favor of the Company and must be made only to an accredited investor, as defined under the federal securities laws. In no event may a limited partner Transfer a Unit without the consent of the Company (a) in violation of applicable law, (b) if such Transfer requires the registration of Units pursuant to any applicable federal or state securities laws, or (c) if such Transfer could adversely affect the ability of the Company to remain qualified as a REIT.

     Issuance of Additional Units. The Company has broad discretion to cause the Operating Partnership to issue additional Units to the limited partners or to other persons (including the Company) for such consideration and on such terms and conditions as the Company, as sole general partner, deems appropriate. However, if the Company issues Common Shares, the Company must contribute to the Operating Partnership the proceeds, if any, received by the Company from such issuance, and the Operating Partnership shall issue a number of Common Units to the Company equal to the number of Common Shares so issued. Upon Closing, the proceeds of issuance of the AREE Common Shares will be contributed by the Company to the Operating Partnership in exchange for 105,263 Units. The Operating Partnership will also issue additional Common Units to the Company in the event the Company transfers any of the Current Properties (or proceeds therefrom) to the Operating Partnership. The Operating Partnership Agreement provides that the Operating Partnership may also issue Preferred Units of different classes and series having such rights, preferences and other privileges, variations and designations as may be determined by the Company, from time to time. Any such Preferred Units may have terms, provisions and rights which are preferential to the terms, provisions and rights of the Common Units. Preferred Units, however, may be issued to the Company only in connection with an offering of securities of the Company having substantially similar rights to the Preferred Units and the contribution by the Company to the Operating Partnership of the proceeds of such offering. No limited partner has preemptive, preferential or other similar rights with respect to additional capital contributions or loans to the Operating Partnership or the issuance or sale of any Units.

     Capital Contributions. No partner of the Operating Partnership will be required to make additional capital contributions to the Operating Partnership, except that the Company is generally required to contribute net proceeds of the sale of Common Shares (and other equity interests) of the Company to the Operating Partnership. Except in the case of certain limited partners who may agree to contribute capital to restore any deficits in their respective capital accounts at liquidation, no limited or general partner will be required to pay to the Operating Partnership any deficit or negative balance which may exist in its capital account.

     Distributions; Allocations of Income and Loss. The Operating Partnership Agreement generally provides for the quarterly distribution of the "Minimum Distribution Amount" (as defined below), as determined in the manner provided in the Operating Partnership Agreement, first to satisfy any preferred return relating to any outstanding Preferred Units and thereafter to the partners of the Operating Partnership in proportion to their percentage interests in the Operating Partnership (which, so long as only one class of Units is outstanding, is determined for any partner by the number of Units such partner owns relative to the total number of Units outstanding). "Minimum Distribution Amount" means, for any period for which distributions are being made, the amount of cash necessary (i) to satisfy priority returns owing to holders of Preferred Units and (ii) to enable the Company to satisfy the then-prevailing REIT requirements (including those relating to distributions to shareholders) and avoid the imposition of any excise tax under the Code. Neither the Company nor the other partners holding a particular class of Units is entitled to any preferential or disproportionate distributions of available cash with respect to such class of Units (it being understood that Preferred Units may be entitled to priority distributions relative to Common Units or other classes of Preferred Units). Amounts in excess of the Minimum Distribution Amount may be distributed, with such amounts to be determined by the Company, as sole general partner, in its sole and absolute discretion.

     Exculpation and Indemnification of the Company. The Operating Partnership Agreement generally provides that the Company, as sole general partner, will incur no liability to the Operating Partnership or any limited partner for losses sustained, liabilities incurred, or benefits not derived as a result of errors in judgment or for any mistakes of fact or law or for anything that it may do or refrain from doing in connection with the business and affairs of the Operating Partnership if the Company carried out its duties in good faith. Without limiting the foregoing, the Company has no liability for the loss of any limited partner's capital. In addition, the Company is not responsible for any misconduct, negligent act or omission of any consultant, contractor, or agent of the Operating Partnership or of the Company and has no obligation with respect thereto other than to use good faith in the selection of all such contractors, consultants, and agents.

     The Operating Partnership Agreement also requires the Operating Partnership to indemnify the Company, the Trustees and officers of the Company and such other persons as the Company may from time to time designate against any loss or damage, including reasonable legal fees and court costs, incurred by such person by reason of anything it may do or refrain from doing for or on behalf of the Operating Partnership, or in connection with its business or affairs, unless it is established that: (i) the act or omission of the indemnified person was material to the matter giving rise to the proceeding and either was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the indemnified person actually received an improper personal benefit in money, property or services; or (iii) in the case of any criminal proceeding, the indemnified person had reasonable cause to believe that the act or omission was unlawful. Any such indemnification claims must be satisfied only out of the assets of the Operating Partnership, and any applicable insurance proceeds or indemnity.

     Amendment of the Operating Partnership Agreement. Amendments to the Operating Partnership Agreement may be proposed by the Company or by limited partners owning at least 25% of the then outstanding Units (including Units owned by the Company, as sole general partner, and assuming the deemed conversion of all Preferred Units into Common Units). Generally, the Operating Partnership Agreement may be amended with the approval of the Company, as sole general partner, and a majority of all outstanding Units (including Units owned by the Company, as sole general partner, and assuming the deemed conversion of all Preferred Units into Common Units). Certain provisions regarding, among other things, the rights and duties of the Company as general partner (e.g., restrictions on the Company's power to conduct additional businesses) or the dissolution of the Operating Partnership may not be amended without the approval of a sufficient number of limited partners to constitute a Limited Partner Consent. Certain amendments that would, among other things: (i) convert a limited partner's interest into a general partner's interest; (ii) modify the limited liability of a limited partner; (iii) alter the interest of a partner in profits or losses, or the right to receive any distributions (except as permitted under the Operating Partnership Agreement with respect to the admission of new partners or the issuance of additional Units); or (iv) alter the Unit Redemption Right, must be approved by the Company and each limited partner that would be adversely affected by such amendment. Certain other amendments that would, among other things: (a) add to the general partner's obligations; (b) reflect changes in the composition of the limited partners; (c) provide for the rights and preferences of Preferred Units; or (d) reflect a change that does not adversely affect any limited partner in any material respect or that cures an ambiguity in the Operating Partnership Agreement, may be made by the Company, as sole general partner, without the consent of any limited partner.

     Term. The Operating Partnership will be dissolved and its affairs wound up upon the earliest of (i) December 31, 2097; (ii) the withdrawal of the Company as general partner without the permitted transfer of the Company's interest to a successor general partner (except in certain limited circumstances relating to a merger or sale of the Company); (iii) the sale of all or substantially all of the Operating Partnership's assets and properties; (iv) the entry of a decree of judicial dissolution of the Operating Partnership pursuant to the provisions of the Partnership Act; (v) the entry of a final non-appealable judgment ruling that the last remaining general partner is bankrupt or insolvent (except that, in either such case, in certain circumstances the limited partners may vote to continue the Operating Partnership and substitute a new general partner in place of the Company); or (vi) with the consent of the Company, as sole general partner, and limited partners holding two-thirds of the outstanding Units owned by limited partners (assuming the deemed conversion of all Preferred Units into Common Units).

PRINCIPAL FEATURES OF THE TRANSACTION; EFFECTS OF THE TRANSACTION

     The Transaction will involve a number of related transactions that are expected to occur simultaneously or sequentially following approval of the Transaction by the Company's shareholders and the satisfaction or waiver of the other conditions to the Transaction as set forth in the Master Contribution Agreement and the WMC Contribution Agreement.

     Assigned Acquisition Agreements. AREE has entered into the Assigned Acquisition Agreements with the Fee Owners of the Acquired Properties other than Cold Springs Office Center (which AREE owns through its 100% membership interest in CSC) and Wellington Centre (such properties are hereinafter referred to as the "AREE Assigned Properties" and, together with Cold Springs Office Center, are hereinafter referred to as the "AREE Acquired Properties"). Steven B. Hoyt (Nominee for Trustee) and members of his immediate family are equity participants in some of the Fee Owners. The contribution agreements (the "Assigned Contribution Agreements") provide for the contributors to contribute certain of the AREE Assigned Properties to the Operating Partnership (as assignee of AREE) in exchange for (i) Units, (ii) the assumption of certain indebtedness encumbering certain of such AREE Acquired Properties, (iii) cash (in certain instances) and (iv) additional cash in amounts sufficient to pay certain closing costs customarily paid in real estate transactions. The purchase agreements (the "Assigned Purchase Agreements") provide for the sale of certain of the AREE Assigned Properties to the Operating Partnership (as assignee of AREE) for a cash purchase price. Pursuant to the Master Contribution Agreement, AREE will contribute its rights under the Assigned Acquisition Agreements and will transfer its membership interest in CSC to the Operating Partnership in exchange for Units. As a result, the Operating Partnership will acquire 30 properties, consisting of 20 office properties and 10 light industrial properties. In consideration of the contract rights to purchase the AREE Assigned Properties and the transfer of the 100% membership interest in CSC, the Operating Partnership will (a) issue an aggregate of 9,390,250 Units, valued at a price of $8.50 per Unit, of which 6,274,524 Units will be issued to the Fee Owners or their respective affiliates as required under the Assigned Contribution Agreements, and 3,115,726 Units will be issued to AREE (1,559,728 of which will be issued at the direction of Steven B. Hoyt under the Assigned Contribution Agreement for the Hoyt Properties), with 59,104 of such Units to be paid to WLPT, one of the AREE Members, as reimbursement of expenses, 2,815,446 of such Units to be distributed equally among WLPT Funding, Lambert Equities and Steven B. Hoyt, and the remaining 241,176 Units to be retained by AREE, (b) assume approximately $64.4 million of indebtedness encumbering the AREE Acquired Properties, and (c) make a cash payment of approximately $31.2 million. See "--The Acquired Properties."


     WMC Contribution Agreement. The WMC Contribution Agreement provides that WMC will contribute 100% of the issued and outstanding membership interests of WCC to the Operating Partnership in exchange for (i) the issuance of 470,588 Units, valued at a price of $8.50 per Unit, (ii) the assumption of approximately $7.3 million of indebtedness encumbering Wellington Centre, and (iii) a cash payment of approximately $2.5 million. WCC is the fee simple owner of Wellington Centre, a 95,367 rentable square foot office building located in Brookfield, Wisconsin and in which the Company maintains its principal offices. As a result of the transactions under the WMC Contribution Agreement, the Operating Partnership will become the sole member of WCC and, as a result, the indirect owner of Wellington Centre.

     Through the combined operation of the Master Contribution Agreement, the Assigned Acquisition Agreements and the WMC Contribution Agreement, the Operating Partnership will acquire 31 properties, consisting of 21 office properties and 10 light industrial properties. In consideration of such acquisition, the Operating Partnership will (i) issue an aggregate of up to 9,860,838 Units, valued at a price of $8.50 per Unit, (ii) assume approximately $71.8 million of indebtedness encumbering the Acquired Properties, and (iii) make a cash payment of approximately $33.6 million. See "-- The Acquired Properties."

     Changes in Board of Trustees; Changes in Management. As a condition to closing under the Master Contribution Agreement and the WMC Contribution Agreement, (i) the Company will cause its Board of Trustees to consist of seven trustees, (ii) Paul T. Lambert and Steven B. Hoyt (each an affiliate of AREE) will be nominated for election to the Board of Trustees, and (iii) the Board of Trustees will appoint Duane H. Lund (President of AREE), Robert F. Rice and Arnold K. Leas, the Chief Executive Officer, President and Chairman of the Board of Trustees, respectively, of the Company. See "Proposal III--Election of Trustees."

     Issuance of Warrants. In connection with the Transaction, the Company will issue to each of AREE and WMC Warrants to acquire up to 500,000 Common Shares of the Company. The Warrants will become exercisable one year after the date of issuance and will be exercisable for a nine-year period thereafter. The Warrants will be exercisable for Common Shares at a price of $8.50 per Common Share with respect to 250,000 Common Shares issued to each party, $10.25 per Common Share with respect to 125,000 Common Shares issued to each party, $12.25 per Common Share with respect to 75,000 Common Shares issued to each party, and $14.75 per Common Share with respect to 50,000 Common Shares issued to each party. The Warrants will contain standard anti-dilution provisions with respect mergers, consolidations, stock dividends or splits, and other business combinations and capital reorganizations of the Company. The Warrants will be transferable at any time at the option of the holders of the Warrants. The Company will provide registration rights with respect to the Warrants as described in "--Issuance of AREE Common Shares" below.

     Issuance of AREE Common Shares. On or prior to the Closing, the Company will issue to AREE 105,263 Common Shares for an aggregate purchase price of $1.0 million, to be paid in cash. In the event that the Transaction is not consummated on or before December 31, 1998, the $1.0 million purchase price will be returned to AREE, and the AREE Common Shares will be canceled. In connection with the issuance of the AREE Common Shares and the Warrants, each of AREE and WMC will enter into a Registration Rights Agreement (the "AREE/WMC Registration Rights Agreement") pursuant to which the Company will, for each of AREE and WMC, and their permitted transferees, register (a) the Common Shares issuable upon the exchange of Units, (b) the Common Shares issuable upon the exercise of the Warrants, and (c) the AREE Common Shares, within one year following the Closing. Furthermore, the Company will agree to use commercially reasonable efforts to register for resale under the Securities Act the AREE Common Shares and the Common Shares issuable upon exercise of the Warrants and to maintain the effectiveness of such registration statement until, in the case of the AREE Common Shares, the date of disposition of all such AREE Common Shares, and, in the case of the Warrants, the earlier of the date of the disposition of all of such Common Shares or three years after the exercise of all of the Warrants. Additionally, the AREE/WMC Registration Rights Agreement will grant certain piggyback registration rights with respect to the AREE Common Shares and the Common Shares issuable upon exercise of the Warrants. The AREE/WMC Registration Rights Agreement will contain customary covenants and agreements of the respective parties concerning the registration of the AREE Common Shares and the Common Shares underlying the Warrants, the provision of certain information and the incurrence of certain costs and expenses in connection with the obligations of the parties thereunder, as well as the agreement of the parties to provide customary indemnification from material misstatements or omissions in connection with any registration of the AREE Common Shares or the Common Shares underlying the Warrants as required.

REPRESENTATION AND WARRANTIES

     The Master Contribution Agreement and the WMC Contribution Agreement contain various customary representations and warranties relating to the parties thereto, as well as pertaining to the Acquired Properties and interests therein to be contributed to the Operating Partnership. These representations include, among other things, representations with respect to: (i) the respective organization, formation, corporate or similar structure and ownership, and other corporate and partnership matters; (ii) the due authorization, execution, delivery, performance and enforceability of the Master Contribution Agreement or the WMC Contribution Agreement, as the case may be, and related matters; (iii) the absence of conflicts in connection with the Transaction and the Master Contribution Agreement or the WMC Contribution Agreement, as the case may be, as well as having obtained required consents and approvals from third parties; (iv) title to, and condition of, the AREE Acquired Properties or Wellington Centre, as the case may be, including, representations concerning title, environmental condition, physical condition, easements and similar rights of way and restrictions; (v) tenants, leases and other similar possessory agreements and instruments; (vi) the absence of liabilities and absence of any litigation which could adversely affect the combined business or the acquired assets; (vii) compliance with applicable licenses, regulations, rules and other orders; (viii) the absence of certain material adverse events, changes or effects; (ix) insurance, taxes, labor relations, and employment rules and regulations; and (x) financial statements and financial information and, as to the Company, reports and other documents filed with the Securities and Exchange Commission and other regulatory agencies. Each of the Assigned Acquisition Agreements contains similar representations and warranties to the extent applicable. See "--The Assigned Acquisition Agreements and Related Matters."

CONDITIONS OF THE TRANSACTION; TERMINATION; WAIVER AND AMENDMENT.

     In addition to approval of the Transaction by the shareholders of the Company, the obligations of the Company and the Operating Partnership to consummate the Transaction are subject to the satisfaction or waiver of the following other principal conditions: (i) that all representations and warranties made by AREE or WMC under the Master Contribution Agreement or the WMC Contribution Agreement, as the case may be, shall be true, in all material respects, as of the Closing Date; (ii) that AREE or WMC, as the case may be, shall have performed all of the covenants and obligations required to be performed at or prior to Closing; (iii) that the title company selected by the parties shall be unconditionally committed to issue title insurance policies for the AREE Acquired Properties or Wellington Centre, as the case may be, on terms consistent with the requirements of the Assigned Acquisition Agreements and the Master Contribution Agreement, or the WMC Contribution Agreement, as the case may be, and as accepted by the Operating Partnership; (iv) the receipt by the Operating Partnership of tenant estoppel certificates from a certain percentage of those tenants of the AREE Acquired Properties or Wellington Centre, as the case may be; (v) that the title and condition of the AREE Acquired Properties or Wellington Centre, as the case may be, shall not have materially changed from the date on which the parties entered into the Master Contribution Agreement or the WMC Contribution Agreement, as the case may be; (vi) with respect to the Master Contribution Agreement, that the Assigned Acquisition Agreements are in full force and effect; and (vii) the absence of any preliminary or permanent injunction that would prevent consummation of the Transaction.

     The obligations of AREE and WMC to consummate the Transaction are conditioned on the satisfaction or waiver of the following other principal conditions: (i) that all representations and warranties made by the Company or the Operating Partnership, respectively, under the Master Contribution Agreement or the WMC Contribution Agreement, as the case may be, shall be true, in all material respects, as of the Closing Date; (ii) that the Operating Partnership and the Company shall have performed all of the respective covenants and obligations imposed on each of them under the Master Contribution Agreement or the WMC Contribution Agreement, as the case may be, and required to be performed at or prior to Closing; (iii) that the Company shall have obtained trustees' and officers' insurance coverage, the substance of which is reasonably satisfactory to AREE and its members or WMC, as the case may be; and (iv) that all required consents with respect to the assumption by the Operating Partnership of indebtedness encumbering the AREE Acquired Properties or Wellington Centre, as the case may be, be obtained from the applicable lender.

     The obligations of each of AREE, WMC and the Company to consummate the Transaction are subject to the satisfaction or waiver of the following other principal conditions: (i) that the Operating Partnership shall have obtained institutional financing reasonably acceptable to AREE, WMC and the Company; (ii) that the Operating Partnership shall have entered into management agreements with, among others, WRI and HPI, on terms reasonably acceptable to AREE, WMC and the Company, to manage certain of the Acquired Properties in certain geographic areas; (iii) that the Company shall have implemented equity-based compensation plans reasonably acceptable to AREE, WMC and the Company; (iv) that the Operating Partnership shall have entered into assumption agreements with respect to any secured financing encumbering the AREE Acquired Properties that will not be paid off at, or immediately following, the Closing; (v) that the dividend reinvestment plan of the Company shall have been amended in a manner reasonably acceptable to AREE, WMC and the Company; (vi) that the Transaction shall have been approved by the Company's shareholders; (vii) that the Company shall have amended its Declaration in a manner reasonably acceptable to AREE, WMC and the Company; and (viii) the execution and delivery by the relevant parties of certain agreements and instruments, including, but not limited to, the Master Registration Rights Agreement, the Shareholders' Agreement (as hereinafter defined) and the Employment Agreements, the form and substance of which are mutually acceptable to AREE, WMC and the Company. See "--New

Credit Facility;" "Proposal II--Approval of Amendments to the Declaration of Trust" and "Proposal III--Election of Trustees--Shareholders' Agreement," "-- Executive Compensation--Employment Agreements" and "--Certain Relationships and Related Transactions."

     In the event of a termination or a breach by either party of its obligations under the Master Contribution Agreement or the WMC Contribution Agreement, the maximum monetary liability that may be imposed on any party is $500,000. In addition, $200,000 of the advance paid by AREE to the Company is nonrefundable should the Transaction not be consummated for any reason and shall be paid to the Company as liquidated damages. See "--Certain Additional Covenants."

     No change, amendment, modification or waiver of the Master Contribution Agreement or the WMC Contribution Agreement, as the case may be, is permitted in the absence of a writing signed by the parties to such agreement who would be affected by such amendment, modification or waiver. If any material change, amendment or modification is made to, or any waiver of a material condition is granted with respect to, the Master Contribution Agreement or the WMC Contribution Agreement, the Company intends to engage in a resolicitation of shareholder approval of the Transaction as so modified.

CONDUCT OF THE BUSINESS OF THE COMPANY, AREE, THE OPERATING PARTNERSHIP AND WMC PENDING THE CLOSING

     Covenants of the Company. The Master Contribution Agreement provides that, except as otherwise expressly permitted or contemplated by the Master Contribution Agreement, or as otherwise consented to by AREE, during the period between the date of the Master Contribution Agreement and the Closing Date, the
Company: (i) will operate and manage its Current Properties in the same manner as they had been operated and managed prior to the date of the Master Contribution Agreement and in accordance with all applicable laws; (ii) will not acquire or dispose of any material real property; and (iii) will take all actions reasonably necessary to make its required closing deliveries to AREE.

     Covenants of AREE. The Master Contribution Agreement also provides that, except as otherwise expressly permitted or contemplated by the Master Contribution Agreement, or as otherwise consented to by the Company, during the period between the date of the Master Contribution Agreement and the Closing Date, AREE: (i) will not consent (to the extent such consent is required under any of the Assigned Acquisition Agreements) to the operation or management of the AREE Acquired Properties in any manner other than the same manner as they had been operated and managed prior to the date of the Master Contribution Agreement and in accordance with all applicable laws; (ii) will not consent (to the extent such consent is required under any of the Assigned Acquisition Agreements) to new leases or other contracts affecting the AREE Acquired Properties; (iii) will take certain actions to keep the Assigned Acquisition Agreements in full force and effect; and (iv) will take all actions reasonably necessary to make its required closing deliveries to the Company and the Operating Partnership.

     Covenants of WMC. The WMC Contribution Agreement also provides that, except as otherwise expressly permitted or contemplated by the WMC Contribution Agreement, or as otherwise consented to by the Company, during the period between the date of the WMC Contribution Agreement and the Closing Date, WMC:
(i) shall cause WCC to operate and manage Wellington Centre in the same manner as it had been operated and managed prior to the date of the WMC Contribution Agreement and in accordance with all applicable laws; (ii) will not allow WCC to enter into new leases or other contracts affecting Wellington Centre; and (iii) will take all actions reasonably necessary to make its required closing deliveries to the Operating Partnership.

CERTAIN ADDITIONAL COVENANTS

     Certain Tax-Related Restrictions Affecting the Acquired Properties. Pursuant to the terms of the Assigned Contribution Agreements and the WMC Contribution Agreement, the Operating Partnership has made certain covenants and undertakings to and for the benefit of the Fee Owners and WMC (and their members and partners) to ensure that the tax-deferral protections sought by the Fee Owners and WMC pursuant to their respective contributions of Acquired Properties to the Operating Partnership under Section 721 of the Code are maintained for some period of time following the Closing. The post-Closing periods of time during which such covenants and undertakings remain in effect range from two to 10 years. Each of the Assigned Contribution Agreements and the WMC Contribution Agreement provides for the

Operating Partnership's agreement to some or all of the following: (i) to cause sales or other voluntary dispositions of an Acquired Property to occur through a method that will qualify for nonrecognition of gain under the Code; (ii) to maintain either (a) an amount of nonrecourse debt equal to, or exceeding, the amount of nonrecourse mortgage debt encumbering the Acquired Property in question as of the closing of the acquisition of such Acquired Property (the "Assumed Indebtedness"); or (b) an amount of indebtedness for which the Fee Owner or WMC, as the case may be, bears (or is deemed to bear) the "economic risk of loss" under certain specified Treasury Regulations; (iii) to provide the Fee Owner or WMC, as the case may be, with the right to enter into a limited deficit restoration obligation in an amount equal to the Assumed Indebtedness; and (iv) to avoid a distribution of property that would cause the Fee Owners or WMC to recognize income or gain under the Code. See "Risk Factors--Rights Granted to Fee Owners and WMC in Connection with Transfers of Certain Acquired Properties."

     Lockup and Volume Restrictions. Each of AREE, its members and WMC has agreed not to sell, convey or otherwise transfer for a period of 24 months after the issuance of such securities, subject to certain limited exceptions, (i) any of the Units issued to them pursuant to the Master Contribution Agreement, the Assigned Contribution Agreement between AREE and entities controlled by Steven
B. Hoyt, or the WMC Contribution Agreement, (ii) any Common Shares issued upon exchange of the Units as provided in the Operating Partnership Agreement, (iii) any Common Shares issued upon exercise of the Warrants, or (iv) any of the AREE Common Shares. In addition, each of AREE and its members and WMC has agreed that the aggregate number of Common Shares that they may sell will be limited (a) during any 10-day period, to a number not to exceed 20% of the average daily trading volume of the Common Shares for the 30 trading days immediately preceding such 10-day period, and (b) during any year, to a number equal to one-third of the number of Units initially issued to such person. Each of the Fee Owners under the Assigned Contribution Agreements (other than entities controlled by Mr. Hoyt, who are subject to the 24-month lock-up described in the preceding sentence) has agreed not to sell, convey or otherwise transfer for a period of 12 months after issuance, subject to certain limited exceptions, the Units issued to them pursuant to the Assigned Contribution Agreements. In addition, most of the Fee Owners under the Assigned Contribution Agreements (including entities controlled by Mr. Hoyt) have agreed that the aggregate number of Common Shares that they may sell will be limited (x) during any 10-day period, to a number not to exceed 10% of the average daily trading volume of the Common Shares for the 30 trading days immediately preceding such 10-day period and (y) during any year, to a number equal to one-quarter of the number of Units initially issued to such person.

     Master Registration Rights Agreement. In connection with the Transaction, WMC, AREE and the Fee Owners under the Assigned Contribution Agreements will enter into a Master Registration Rights Agreement with the Company (the "Master Registration Rights Agreement"). In general, the Company will, for each Unit recipient, register the Common Shares issuable upon the exchange of Units within one year following the issuance of such Units and will agree to use commercially reasonable efforts to register for resale under the Securities Act the Common Shares issuable upon exchange of the Units, and to maintain the effectiveness of such registration statement until the earlier of the date of the disposition of all of such Common Shares or three years after the exchange of all Units issued in the Transaction.

Additionally, the Master Registration Rights Agreement will provide that the Company shall grant certain piggyback registration rights to the holders of Units (but only as to the Common Shares issuable upon exchange of such Units). The Master Registration Rights Agreement will contain customary covenants and agreements of the respective parties concerning the registration of the Common Shares, the provision of certain information and the incurrence of certain costs and expenses in connection with the obligations of the parties thereunder, as well as the agreement of the parties to provide customary indemnification from material misstatements or omissions in connection with any registration of the Common Shares as required.

     Employment Agreements. In connection with the Transaction, the Company will enter into Employment Agreements with Duane H. Lund and Robert F. Rice to serve as Chief Executive Officer and President, respectively, and providing for a base salary, a discretionary bonus and certain other benefits. See "Proposal II-- Election of Trustees--Executive Compensation--Employment Agreements."

     Shareholders' Agreement. At Closing, the Company and the Subject Shareholders (as hereinafter defined) will enter into the Shareholders' Agreement, pursuant to which the Subject Shareholders will agree to take certain actions with respect to the election of Messrs. Hoyt and Lambert to the Board of Trustees, the filling of vacancies on the Board of Trustees and the election of certain executive officers of the Company. See "Proposal III--Election of Trustees--Shareholders' Agreement."

     Termination Fee Payable to WMC. Pursuant to the WMC Contribution Agreement, and in consideration of WMC's agreement to terminate certain existing advisory fee arrangements between the Company and WMC (see "Proposal III--Election of Trustees--Certain Relationships and Related Transactions"), in connection with the Transaction, the Company will pay to WMC a termination fee (the "Termination Fee") equal to: (i) 1.0% of the first $150.0 million of the Contributed Portfolio Value (as defined below), plus (ii) 0.25% of all Contributed Portfolio Value in excess of $150.0 million. For this purpose, "Contributed Portfolio Value" means the aggregate of (a) the gross purchase price paid by the Operating Partnership to acquire any of the AREE Acquired Properties pursuant to the Assigned Acquisition Agreements and the Master Contribution Agreement; (b) any additional value attributed to the AREE Acquired Properties pursuant to the terms of the Master Contribution Agreement; and (c) the aggregate purchase price paid by the Operating Partnership to acquire Wellington Centre pursuant to the WMC Contribution Agreement. If the Transaction is consummated in a series of closings, the Termination Fee shall be paid to WMC pro rata upon each closing on the basis of the values of the Acquired Properties for which the acquisition by the Operating Partnership is consummated at such closing.

     Liquidated Damages. In connection with the negotiation of the Transaction, AREE advanced $240,000 to the Company, $200,000 of which is nonrefundable and will be paid to the Company as liquidated damages should the Transaction not be consummated for any reason.

     Payment of Expenses. The Master Contribution Agreement and the WMC Contribution Agreement provide that the Company will reimburse AREE and WMC, as the case may be, at Closing for actual out-of-pocket costs and expenses incurred in connection with the Transaction, including earnest money deposits, third party consultants' fees and expenses, loan fees, underwriting fees, legal fees, accounting fees, due diligence expenses, closing costs and travel expenses.

     Exclusivity. AREE and the Company have agreed that they will not solicit, entertain or accept any formal or informal offers to merge with any other entities so long as the Master Contribution Agreement is in effect. Unless sooner terminated by the mutual agreement of AREE and the Company, either party may terminate the Master Contribution Agreement (without the consent of the other party) if the Closing has not occurred on or before December 31, 1998.

PRIOR RELATIONSHIP BETWEEN AREE AND THE COMPANY

     On August 5, 1998, AREE made a $40,000 loan (the "Iowa Loan") to the Company in connection with the Company's pending acquisition of a certain multifamily residential property (the "Iowa Property") located in Des Moines, Iowa and commonly known as Park Forest Apartment Homes. The Iowa Loan matures on the earlier of (i) the Closing Date and (ii) December 31, 1998 and is repayable in a combination of cash, Common Shares, other securities or any combination of the foregoing. If AREE elects to accept all or some portion of the repayment of the Iowa Loan in Common

Shares, then the Common Shares shall be issued at a value of $8.50 per share. AREE may elect, in its sole discretion, whether the form of repayment of the Iowa Loan shall be cash, Common Shares, other securities or any combination of the foregoing. The Company used the proceeds of the Iowa Loan to make an additional earnest money deposit required in consideration of a further extension of the closing date of the acquisition of the Iowa Property.

THE ASSIGNED ACQUISITION AGREEMENTS AND RELATED MATTERS

     General. AREE has entered into the Assigned Acquisition Agreements with the Fee Owners of the AREE Assigned Properties. In general, the Assigned Contribution Agreements provide for the contributors to contribute and convey their respective interests in the AREE Assigned Properties to AREE in exchange for (i) a number of Units, (ii) the assumption of certain indebtedness encumbering certain of such AREE Assigned Properties, (iii) cash (in certain instances) and (iv) additional cash in amounts sufficient to pay certain closing costs customarily paid in real estate transactions. In general, the Assigned Purchase Agreements provide for sellers to convey their respective interests in the AREE Assigned Properties to AREE in exchange for a cash purchase price. Pursuant to the Master Contribution Agreement, AREE will assign its rights under the Assigned Acquisition Agreements to the Operating Partnership, and the Operating Partnership will assume the obligations of AREE under the Assigned Acquisition Agreements.

     The Assigned Acquisition Agreements contain various customary representations and warranties concerning the parties to the Assigned Acquisition Agreements and the AREE Assigned Properties. These representations include, among others, representations with respect to: (i) organization, formation, corporate or similar structure and ownership; (ii) title and condition of the AREE Assigned Properties, including representations concerning title, environmental condition, physical condition, easements and similar rights of way and restrictions; (iii) tenants, leases and other agreement and instruments; (iv) the absence of liabilities and litigation which could adversely affect the AREE Assigned Properties; (v) compliance with applicable licenses, regulations, rules and other orders; (vi) insurance, taxes, labor relations and employment rules and regulations; (vii) financial statements and financial information; and (viii) investment representations.

     The obligation of each Fee Owner to consummate the transactions contemplated by the Assigned Acquisition Agreements is expressly conditioned on the assignment by AREE of the Assigned Acquisition Agreements to the Operating Partnership, the agreement of the Operating Partnership to assume the obligations of AREE under the Assigned Acquisition Agreements, and the satisfaction and performance by the Operating Partnership of the obligations and requirements imposed on AREE under the Assigned Acquisition Agreements. In addition, the obligations of AREE and each Fee Owner to consummate the transaction contemplated by the Assigned Acquisition Agreements are conditioned on the satisfaction of certain other conditions, including, among others: (i) that all representations and warranties shall be true and correct in all material respects as of the date of acquisition of the relevant AREE Assigned Properties, as if such representations and warranties were made as of such date;
(ii) that AREE (or its assignee) and the Fee Owner shall have performed, in all material respects, all covenants required to be performed each of them, respectively, under the applicable Assigned Acquisition Agreements on or before the closing of the acquisition of the relevant AREE Assigned Properties; (iii) conditions with respect to physical condition of the AREE Assigned Properties, payment of real estate taxes, zoning, insurance, utilities, lease estoppels and delivery of pay-off letters or assumption agreements (with corresponding estoppel statements) from secured lenders holding liens encumbering the relevant AREE Assigned Properties; and (iv) that all required consents with respect to the assumption by the Operating Partnership of indebtedness encumbering the relevant AREE Assigned Properties be obtained from the applicable lender.

     Upon Closing, each of the Fee Owners receiving Units and WMC will be subject to certain volume and lockup restrictions with respect to their Units. See "--Certain Additional Covenants--Lockup and Volume Restrictions."

     Apple Valley Properties. Through the combined operation of the Master Contribution Agreement and the Assigned Acquisition Agreements, the Operating Partnership will acquire the Apple Valley Properties from entities controlled by John and Barbara Hansen for approximately $16.0 million excluding costs. The Apple

Valley Properties consist of three office buildings, located in Apple Valley and Burnsville, Minnesota, with an aggregate of approximately 168,873 rentable square feet. See "--The Acquired Properties."

     Cold Springs Office Center. Through the operation of the Master Contribution Agreement, the Operating Partnership will acquire AREE's 100% membership interests in CSC, which owns fee title to the Cold Springs Office Center, for approximately $12.9 million excluding costs. Cold Springs Office Center is an office building, located in St. Cloud, Minnesota, with approximately 77,533 rentable square feet. See "--The Acquired Properties."

     Feld Properties. Through the combined operation of the Master Contribution Agreement and the Assigned Acquisition Agreements, the Operating Partnership will acquire the Feld Properties from entities controlled by Edwin R. Feld, for approximately $21.0 million excluding costs. The Feld Properties consist of seven office buildings with an aggregate of approximately 168,646 rentable square feet and one light industrial building with approximately 19,200 square foot GLA and are located in Green Bay, Wisconsin. See "--The Acquired Properties."

     Hoyt Properties. Through the combined operation of the Master Contribution Agreement and the Assigned Acquisition Agreements, the Operating Partnership will acquire the Hoyt Properties from entities controlled by Steven B. Hoyt (Nominee for Trustee), for approximately $78.3 million excluding costs. The Hoyt Properties consist of three office buildings with an aggregate of approximately 204,778 rentable square foot and nine light industrial buildings with an aggregate of approximately 675,173 square foot GLA and are located in Bloomington, Burnsville, Brooklyn Park, Minneapolis, Eagan and Plymouth, Minnesota. See "--The Acquired Properties."

     Stonegate Properties. Through the combined operation of the Master Contribution Agreement and the Assigned Acquisition Agreements, the Operating Partnership will acquire the Stonegate Properties from entities controlled by George A. Moser, for approximately $47.3 million excluding costs. The Stonegate Properties consist of six office buildings, located in Hoffman Estates, Illinois, with an aggregate of approximately 407,047 rentable square feet. See "--The Acquired Properties."

     Wellington Centre. Pursuant to the WMC Contribution Agreement, the Operating Partnership will acquire from WMC a 100% membership interest in WCC, for approximately $13.8 million excluding costs. Wellington Centre is a 95,367 rentable square foot office building, located in Brookfield, Wisconsin, in which the Company leases its corporate offices. See "--The Acquired Properties." WCC is a Wisconsin limited liability company that was formed by WMC for the purpose of acquiring Wellington Centre. WMC is the managing member of WCC and presently owns a 19% interest in WCC. There are approximately 39 investor members of WCC. Arnold K. Leas, Chairman of the Board of Trustees and President of the Company, is an investor member of WCC owning approximately 6.25% of WCC. In addition, Mr. Leas, members of his immediate family and trusts for the benefit of such persons own approximately 41.8% of the outstanding capital stock of WMC. Upon Closing, WMC will acquire 100% ownership of WCC by paying investor members of WCC an aggregate of approximately $1.9 million in cash, whereupon WMC shall contribute to the Operating Partnership WMC's 100% membership interest in WCC.

THE ACQUIRED PROPERTIES

     In connection with the Transaction, the Operating Partnership will acquire the Acquired Properties, consisting of 21 office properties and 10 light industrial properties. The following tables set forth certain information relating to the Acquired Properties:

Office Properties

                                                                                                 TOTAL             TENANTS LEASING
                                                                                                 RENTAL            10% OR MORE OF
                                                                                                REVENUE PER        RENTABLE SQUARE
                                                                                                 RENTABLE           FOOTAGE AS OF
                                                                                                SQUARE FOOT       SEPTEMBER 1, 1998
                                                                PERCENTAGE LEASED               LEASED AS OF         AND LEASE
                                   YEAR BUILT/       RENTABLE   AS OF SEPTEMBER   TOTAL RENTAL  SEPTEMBER 1,        EXPIRATION
     PROPERTY LOCATION               RENOVATED      SQUARE FEET      1, 1998        REVENUE(5)     1998                DATE
     -----------------               ---------      -----------      -------        ----------     ----                ----
1500 Tech Center                        1987          71,139          88%         $1,193,388       $19.06     National Tech Team,
Hoffman Estates, IL (1)                                                                                       Inc. (19%)  2/00;
                                                                                                              Home Access Health
                                                                                                              Corporation (24%) -
                                                                                                              7/02

300 North First Avenue                1885/1987       72,132          96           1,066,476        15.40     KKE Architects (24%) -

Minneapolis, MN (2)                                                                                           6/05

300 North Madison                     1979/1997       61,633          99           1,020,948        16.73     IBM (22%)  9/99;
Green Bay, WI (3)                                                                                             Schreiber Foods (22%)
                                                                                                              9/99; Employers Health

                                                                                                              (52%)  8/02

2030 Cliff Road                         1985          13,374         100             139,392        10.42     ISD #196 (100%)  8/04
Eagan, MN (2)

Apple Valley Commons I                  1986          58,668          98             982,644        17.09     Severson & Sheldon
Apple Valley, MN (4)                                                                                          P.A. (18%) - 3/99;
                                                                                                              State of MN/Public
                                                                                                              Defense (16%) - 6/99;
                                                                                                              Dynacor, Inc. (15%)
                                                                                                              - 7/99; Hampton Bank
                                                                                                              (12%) - 12/99

Apple Valley Commons II                 1988          63,002          87             894,636        16.32     Dist. #196 ALC Senior
Apple Valley, MN (4)                                                                                          High (23%) - 6/02;
                                                                                                              EPIC Agency (10%) -
                                                                                                              8/03

Burnsville Financial Center           1981/1988       47,203          88             690,732        16.63    Nationwide Realty
Burnsville, MN (4)                                                                                           (18%) - 12/99; Midway
                                                                                                              National Bank (12%)
                                                                                                              - 6/03

Cold Springs Office Center              1990          77,533          99           1,475,664        19.22     Cold Spring Granite
St. Cloud, MN                                                                                                  (55%) - 4/02;
                                                                                                              Central MN ECSU
                                                                                                              (14%) - 9/02; First
                                                                                                              American Bank (17%)
                                                                                                              - 4/05

Columbus Office Building              1937/1996       21,079          96             265,452        13.12     Schober & Ulatows
Green Bay, WI (3)                                                                                             (26%) 6/99; Marie A
                                                                                                              Stanton (12%)  7/05

Monroe South                          1978/1994       14,499          90             194,676        14.92     AAA (28%)  8/99;
Green Bay, WI (3)                                                                                             Knutson Mortgage
                                                                                                              (15%)  10/98;
                                                                                                              Charles R. Koehn
                                                                                                              (16%) 2/00; Merrill
                                                                                                              Lynch (32%) 3/4

Northwest Corporate Centre Phase I      1985          87,271          94           1,540,836        18.78     Ford Motor Company
Hoffman Estates, IL (1)                                                                                       (10%) 7/01; RMI
                                                                                                              Network Services
                                                                                                              (10%)  3/03

                                                                                                 TOTAL             TENANTS LEASING
                                                                                                 RENTAL            10% OR MORE OF
                                                                                                REVENUE PER        RENTABLE SQUARE
                                                                                                 RENTABLE           FOOTAGE AS OF
                                                                                                SQUARE FOOT       SEPTEMBER 1, 1998
                                                                PERCENTAGE LEASED               LEASED AS OF         AND LEASE
                                   YEAR BUILT/       RENTABLE   AS OF SEPTEMBER   TOTAL RENTAL  SEPTEMBER 1,        EXPIRATION
     PROPERTY LOCATION               RENOVATED      SQUARE FEET      1, 1998        REVENUE(5)     1998                DATE
     -----------------               ---------      -----------      -------        ----------     ----                ----
Northwest Corporate Centre Phase II     1986          87,200         100           1,525,908        17.50     Wink Communication
Hoffman Estates, IL (1)                                                                                       Group, Inc. (12%)
                                                                                                              1/00; Gibbs & Soell,
                                                                                                              Inc. (11%)  2/01;
                                                                                                              Pulte Home
                                                                                                              Corporation (14%)
                                                                                                              9/01

Northwest Corporate Centre Phase III    1986          87,550          87           1,526,544        20.04     TMP Worldwide, Inc.
Hoffman Estates, IL (1)                                                                                       (11%) 3/00

Park Business Center I-III            1978/1998       38,508          95             614,772 (6)    12.33 (6) Owen Ayers &
Green Bay, WI (3)                                                                                             Associates (13%)
                                                                                                              3/02; Unity Hospice
                                                                                                              (12%)  9/07; State of
                                                                                                              Wisconsin (11%) 10/03


Park Business Center IV                 1994          13,243         100                  (6)          (6)    Community Bio
Green Bay, WI (3)                                                                                             Resources (100%) 4/04

Riverside Business Center             1975/1994       10,538          85             141,288        15.77     Dennison, Kranzus
Green Bay, WI (3)                                                                                             (62%) 2/03;
                                                                                                              Endermologie (12%)
                                                                                                              7/99

Thresher Square East/West             1900/1987      119,272         100           1,714,380        14.37     BRW, Inc. (48%) -
Minneapolis, MN (2)                                                                                           7/01; Search
                                                                                                              Institute (16%) -
                                                                                                              8/02

Tollway Centre II                       1978          37,423          78             706,584 (7)    11.81 (7) Research & Results,
Hoffman Estates, IL (1)                                                                                       Inc.  (14%)  4/99;
                                                                                                              Nolan (10%) 7/02

Tollway Centre III                      1978          36,464          84                  (7)          (7)    B&F Tech Code Services

Hoffman Estates, IL (1)                                                                                       (12%)  12/99; Natural
                                                                                                              Golf (23%)  8/01

Walnut Business Center                1972/1995        9,146          99             119,052        13.15     West Bendd Insurance
Green Bay, WI (3)                                                                                             (28%) - 3/03; Trillium

                                                                                                              Staffing (12%)  7/99;
                                                                                                              CD Serve (18%)  1/99;
                                                                                                              Kasdorf Lewis (17%)
                                                                                                              9/99; New Tenant (19%)

                                                                                                              7/00

Wellington Centre Office Building       1986          95,367         100           1,706,988        17.90     Highlands Insurance
Brookfield, WI                                                                                                (35%) 1/01;
                                                                                                              Wellington Mgmt.
                                                                                                              Invest., Insurance
                                                                                                              (19%) 2/01;
                                                                                                              Association for
                                                                                                              Health Care (19%)
                                                                                                              6/03; Executrain
                                                                                                              (15%)  3/04

                                                   ---------        ----         -----------    ---------
TOTALS OR WEIGHTED AVERAGE                         1,122,244        94.3%        $17,520,360    $   16.56
                                                   =========        ====         ===========    =========

____________
(1)  Stonegate Properties
(2)  Hoyt Properties
(3)  Feld Properties
(4)  Apple Valley Properties

(5) Total rental revenue is the monthly contractual base rent as of September 1, 1998 multiplied by 12, plus the estimated annualized expense reimbursements under existing leases.
(6) For purposes of the presentation of total rental revenue and total rental revenue per rentable square foot, Park Business Center I-III and Park Business Center IV have been combined.
(7) For purposes of the presentation of total rental revenue and total rental revenue per rentable square foot, Tollway Centre II and Tollway Centre III have been combined.

Light Industrial Properties


                                                                                                 TOTAL             TENANTS LEASING
                                                                                                  RENTAL            10% OR MORE OF
                                                                                                 REVENUE PER        RENTABLE SQUARE

                                                                                                  RENTABLE           FOOTAGE AS OF
                                                                                                 SQUARE FOOT       SEPTEMBER 1, 1998

                                                                  PERCENTAGE LEASED              LEASED AS OF         AND LEASE
                             YEAR BUILT/               NUMBER OF  AS OF SEPTEMBER   TOTAL RENTAL  SEPTEMBER 1,        EXPIRATION
     PROPERTY LOCATION         RENOVATED         GLA   BUILDINGS      1, 1998        REVENUE(5)      1998                DATE
     -----------------         ---------         ---   ---------     -------        ----------       ----                ----
7300 Boone                        1979         50,000      1           100%          $  406,380      $ 8.13   AULT Incorporated
Brooklyn Park, MN (1)                                                                                         (100%) 8/99

Bloomington Business Plaza        1987        121,063      1            92              977,388        8.78   Cable Photography
Bloomington, MN (1)                                                                                           (17%) 12/02

Burnsville Bluffs II              1986         45,040      1            80              320,580        8.90   Data Listing (24%)
Burnsville, MN (1)                                                                                            - 4/01; Buddy's
                                                                                                              Kitchen (55%) - 11/01

Cirrus Building                   1997        138,000      1           100            1,650,480       11.96   Industrial Resource
Duluth, MN (1)                                                                                                Corp. (100%) - 1/13

Complast Building              1952/1978       83,733      1           100              602,136        7.19   Complast International

Bloomington, MN (1)                                                                                           (100%)  3/00

I-43 Business Center                  (3)      19,200      1            (3)                 N/A         N/A   N/A
Green Bay, WI (2)

Nicollet Business VI                1997       50,291      1           100              399,408        7.94   Wakata Design Systems
Burnsville, MN (1)                                                                                            (19%) - 3/02;
                                                                                                              Quickdraw Design,
                                                                                                              Inc. (30%) - 8/02;
                                                                                                              Xata Corporation
                                                                                                              (41%) - 6/04

Nicollet Business VII                 (4)     118,400      1            (4)                 N/A         N/A   Builders Showcase
Burnsville, MN (1)                                                                                            (14%) 12/02; Buddy's
                                                                                                              Kitchen (33%)  4/08

Pillsbury Business Center           1985       42,460      1           100              304,680        7.18   Air Freight Unlimited
Bloomington, MN (1)                                                                                           (17%) - 6/99; Ron
                                                                                                              Johnson Steel (22%)
                                                                                                              - 7/00; R&O Elevator
                                                                                                              (52%) - 4/08

Plymouth Tech Center I              1998       26,186      1            72              185,844        9.86   Microage (46%) - 2/03;

Plymouth, MN (1)                                                                     ----------        ----   United Operations
                                                                                                              (26%) -  8/03

TOTALS OR WEIGHTED AVERAGE                    694,373     10          95.3%          $4,846,896      $ 7.32
                                              =======     ==          ====           ==========      ======


_____________
(1) Hoyt Properties
(2) Feld Properties
(3) Under construction and currently scheduled to be completed in November 1998.
(4) Under construction and currently scheduled to be completed in October 1998.
(5) Total rental revenue is the monthly contractual base rent as of September 1, 1998 multiplied by 12, plus the estimated annualized expense reimbursements under existing leases.

TENANTS

     The Acquired Properties are leased to approximately 345 tenants that are engaged in a variety of businesses. The following table sets forth information regarding leases with the 20 largest tenants of the Acquired Properties based upon annualized base rent for the Acquired Properties as of September 1, 1998:

                                                             Aggregate Net                                          Percentage of
                                              Remaining        Rentable        Percentage of                          Aggregate
                              Number of    Lease Term in      Square Feet    Aggregate Leased   Annualized Base   Annualized Base
     Tenant Name                Leases         Months           Leased          Square Feet           Rent              Rent
     -----------                ------         ------           ------          -----------           ----              ----
Industrial Resource Corp            1            170           138,000             7.6%           $1,729,140            10.1%
Cold Spring Granite                 1             42            42,394             2.3               540,524             3.2
Employers Health                    1             46            36,094             2.0               519,754             3.0
BRW, Inc.                           3             32            56,338             3.1               471,025             2.7
KKE Architects                      3             79            28,843             1.6               401,461             2.3
Highlands Insurance                 1             28            32,997             1.8               395,964             2.3
Home Access Health                  1             46            17,250             0.9               339,825             2.0
   Corporation
Complast International              1             18            83,733             4.6               329,908             1.9
Buddy's Kitchen                     1            115            39,136             2.2               325,220             1.9
AULT Incorporated                   1             11            50,000             2.8               250,000             1.5
Schreiber Foods                     1             12            15,504             0.9               233,490             1.4
IBM                                 1             12            15,104             0.8               214,477             1.3
Xata Corporation                    1             69            20,588             1.1               195,586             1.1
Wellington Mgmt. Invest.,           1             29            17,715             1.0               194,865             1.1
   Insurance
USN Communications                  1             54             9,243             0.5               186,709             1.1
Search Institute                    1             47            19,206             1.1               185,530             1.1
Community Bio Resources             1             67            11,747             0.6               180,199             1.1
Association for Health Care         1             57            17,825             1.0               178,250             1.0
Executrain                          1             66            14,697             0.8               175,924             1.0
First American Bank                 1             79            13,520             0.7               172,380             1.0
                                   --             --           -------          -------           ----------           -----
TOTALS OR WEIGHTED AVERAGE         24             54           679,934            37.4%           $7,220,231           42.1%
                                   ==             ==           =======          =======           ==========           =====

LEASE EXPIRATIONS

     The following table sets forth detailed lease expiration information for each of the Acquired Properties for leases in place as of September 1, 1998, assuming that none of the tenants exercise renewal options or termination rights, if any, at or prior to the scheduled expirations.

YEAR OF LEASE EXPIRATION        1998(1)        1999        2000        2001        2002        2003       2004      2005     2006
---------------------------     -------     ---------   ---------   ---------   ---------   ---------   -------   -------   ------
PROPERTY INFORMATION
---------------------------
WELLINGTON CENTRE OFFICE BUILDING
    Square Footage of
    Expiring Leases                -             -           -      50,712           -      27,068    17,587         -        -
    Percentage of Total
    Leased Square Feet             -             -           -        53.2%          -        28.4%     18.4%        -        -
    Final Annual Base Rent
      Under Expiring
      Leases (2)                   -             -           -     590,829           -     364,959   210,516         -        -
    Final Annual Base Rent
    per Square Foot
      Under Expiring
      Leases (3)                   -             -           -       11.65           -       13.48     11.97         -        -
    Percentage of Total
    Final Annual
      Base Rent Represented by
      Expiring Leases
    Number of Leases               -             -           -        50.7%          -        31.3%     18.0%        -        -
    Expiring                       -             -           -           2           -           2         2         -        -

COLD SPRINGS OFFICE CENTER
    Square Footage of
    Expiring Leases                -           283       6,145       3,308      53,605           -         -    13,520        -
    Percentage of Total
    Leased Square Feet             -           0.4%        8.0%        4.3%       69.7%          -         -      17.6%       -
    Final Annual Base Rent
      Under Expiring
      Leases (2)                   -         2,830      37,975      48,462     591,421           -         -   172,380        -
    Final Annual Base Rent
    per Square Foot
      Under Expiring
      Leases (3)                   -         10.00        6.18       14.65       11.03           -         -     12.75        -
    Percentage of Total
    Final Annual
      Base Rent Represented by
      Expiring Leases
    Number of Leases               -           0.3%        4.5%        5.7%       69.3%          -         -      20.2%       -
    Expiring                       -             1           2           1           2           -         -         1        -

APPLE VALLEY PROPERTIES
 APPLE VALLEY COMMONS I
    Square Footage of
    Expiring Leases            1,085        44,737       7,286       1,610           -       2,490         -         -        -
    Percentage of Total
    Leased Square Feet           1.9%         77.6%       12.6%        2.8%          -         4.3%        -         -        -
    Final Annual Base Rent
      Under Expiring
      Leases (2)              10,329       482,377      72,081      14,396           -      25,675         -         -        -
    Final Annual Base Rent
    per Square Foot
      Under Expiring
      Leases (3)                9.52         10.78        9.89        8.94           -       10.31         -         -        -
    Percentage of Total
    Final Annual
      Base Rent Represented by
      Expiring Leases            1.7%         79.0%       11.8%        2.4%          -         4.2%        -         -        -
    Number of Leases
    Expiring                       1            10           6           2           -           2         -         -        -



                                   ------   -------   ----------   ----------
                                                       2009 AND
YEAR OF LEASE EXPIRATION            2007      2008    THEREAFTER    TOTAL
---------------------------        ------   -------   ----------   ----------
PROPERTY INFORMATION
---------------------------
WELLINGTON CENTRE OFFICE
BUILDING
    Square Footage of
    Expiring Leases                  -         -            -       95,367
    Percentage of Total
    Leased Square Feet               -         -            -        100.0%
    Final Annual Base Rent
      Under Expiring
      Leases (2)                     -         -            -    1,166,304
    Final Annual Base Rent
    per Square Foot
      Under Expiring
      Leases (3)                     -         -            -        12.23
    Percentage of Total
    Final Annual
      Base Rent Represented by
      Expiring Leases
    Number of Leases                 -         -            -        100.0%
    Expiring                         -         -            -            6

COLD SPRINGS OFFICE CENTER
    Square Footage of
    Expiring Leases                  -         -            -       76,861
    Percentage of Total
    Leased Square Feet               -         -            -        100.0%
    Final Annual Base Rent
      Under Expiring
      Leases (2)                     -         -            -      853,068
    Final Annual Base Rent
    per Square Foot
      Under Expiring
      Leases (3)                     -         -            -        11.10
    Percentage of Total
    Final Annual
      Base Rent Represented by
      Expiring Leases
    Number of Leases                 -         -            -        100.0%
    Expiring                         -         -            -            7

APPLE VALLEY PROPERTIES
 APPLE VALLEY COMMONS I
    Square Footage of
    Expiring Leases                  -         -          430       57,638
    Percentage of Total
    Leased Square Feet               -         -          0.8%       100.0%
    Final Annual Base Rent
      Under Expiring
      Leases (2)                     -         -        5,762      610,620
    Final Annual Base Rent
    per Square Foot
      Under Expiring
      Leases (3)                     -         -        13.40        10.59
    Percentage of Total
    Final Annual
      Base Rent Represented by
      Expiring Leases
    Number of Leases                 -         -          0.9%       100.0%
    Expiring                         -         -            1           22

YEAR OF LEASE EXPIRATION    1998(1)      1999        2000        2001        2002        2003         2004
------------------------    -------      ----        ----        ----        ----        ----         ----
PROPERTY INFORMATION
--------------------
APPLE VALLEY COMMONS II
 Square Footage of
 Expiring Leases           3,267        12,756       7,212       3,485      18,420       9,086         -
 Percentage of Total
   Leased Square Feet        6.0%         23.5%       13.3%        6.4%       34.0%       16.8%        -
 Final Annual Base Rent
   Under Expiring
   Leases (2)             31,325       119,259      63,374      30,459     170,349      83,107         -
 Final Annual Base Rent
   per Square Foot
   Under Expiring
   Leases (3)               9.59          9.35        8.79        8.74        9.25        9.15         -
 Percentage of Total
   Final Annual
   Base Rent Represented by
   Expiring Leases          6.3%         24.0%       12.7%        6.1%       34.2%       16.7%        -
 Number of Leases
   Expiring                   2             6           6           3           3           3         -

BURNSVILLE FINANCIAL
CENTER
 Square Footage of
   Expiring Leases         3,000        12,190       4,320      12,823           -       9,530         -
 Percentage of Total
   Leased Square Feet        7.2%         29.1%       10.3%       30.6%          -        22.8%        -
 Final Annual Base Rent
   Under Expiring
   Leases (2)             24,390       100,850      34,149     113,993           -      85,889         -
 Final Annual Base Rent
   per Square Foot
   Under Expiring
   Leases (3)               8.13          8.27        7.90        8.89           -        9.01         -
 Percentage of Total
   Final Annual
   Base Rent Represented by
   Expiring Leases          6.8%         28.1%        9.5%       31.7%          -        23.9%        -
 Number of Leases
   Expiring                   1             3           4           7           -           2         -

CONSOLIDATED TOTALS FOR
APPLE VALLEY PROPERTIES
 Square Footage of
   Expiring Leases        7,352        69,683      18,818      17,918      18,420      21,106         -
 Percentage of Total
   Leased Square Feet       4.8%         45.3%       12.2%       11.7%       12.0%       13.7%        -
 Final Annual Base Rent
   Under Expiring
   Leases (2)            66,044       702,486     169,604     158,848     170,349     194,671         -
 Final Annual Base Rent
   per Square Foot
   Under Expiring
   Leases (3)              8.98         10.08        9.01        8.87        9.25        9.22         -
 Percentage of Total
   Final Annual
   Base Rent Represented by
   Expiring Leases          4.5%         47.9%       11.6%       10.8%       11.6%       13.3%        -
 Number of Leases
   Expiring                   4            19          16          12           3           7         -

HOYT PROPERTIES
CIRRUS BUILDING
 Square Footage of
   Expiring Leases            -             -           -           -           -           -         -
 Percentage of Total
   Leased Square Feet         -             -           -           -           -           -         -
 Final Annual Base Rent
   Under Expiring
   Leases (2 )                -             -           -           -           -           -         -
 Final Annual Base Rent
   per Square Foot
   Under Expiring
   Leases (3)                 -             -           -           -           -           -         -
 Percentage of Total
   Final Annual
   Base Rent Represented by
   Expiring Leases            -             -           -           -           -           -         -
 Number of Leases Expiring    -             -           -           -           -           -         -


                                                                     2009 AND
YEAR OF LEASE EXPIRATION       2005     2006    2007     2008       THEREAFTER       TOTAL
------------------------       ----     ----    ----     ----       ----------       -----
PROPERTY INFORMATION
--------------------
APPLE VALLEY COMMONS II
 Square Footage of
   Expiring Leases              -        -       -        -             -           54,226
 Percentage of Total
   Leased Square Feet           -        -       -        -             -            100.0%
 Final Annual Base Rent
   Under Expiring
   Leases (2)                   -        -       -        -             -          497,873
 Final Annual Base Rent
   per Square Foot
   Under Expiring
   Leases (3)                   -        -       -        -             -             9.18
 Percentage of Total
   Final Annual
   Base Rent Represented by
   Expiring Leases              -        -       -        -             -            100.0%
 Number of Leases
   Expiring                     -        -       -        -             -               23

BURNSVILLE FINANCIAL
 CENTER
 Square Footage of
   Expiring Leases              -        -       -        -             -           41,863
 Percentage of Total
   Leased Square Feet           -        -       -        -             -            100.0%
 Final Annual Base Rent
   Under Expiring
   Leases (2)                   -        -       -        -             -          359,271
 Final Annual Base Rent
   per Square Foot
   Under Expiring
   Leases (3)                   -        -       -        -             -             8.58
 Percentage of Total
   Final Annual
   Base Rent Represented by
   Expiring Leases              -        -       -        -             -            100.0%
 Number of Leases
        Expiring                -        -       -        -             -               17

CONSOLIDATED TOTALS FOR
 APPLE VALLEY PROPERTIES
 Square Footage of
   Expiring Leases              -        -       -        -           430          153,727
 Percentage of Total
   Leased Square Feet           -        -       -        -           0.3%           100.0%
 Final Annual Base Rent
   Under Expiring
   Leases (2)                   -        -       -        -         5,762        1,467,764
 Final Annual Base Rent
   per Square Foot
   Under Expiring
   Leases (3)                   -        -       -        -         13.40             9.55
 Percentage of Total
   Final Annual
   Base Rent Represented by
   Expiring Leases              -        -       -        -           0.3%           100.0%
 Number of Leases
   Expiring                     -        -       -        -             1               62

HOYT PROPERTIES
 CIRRUS BUILDING
 Square Footage of
   Expiring Leases              -        -       -        -       138,000          138,000
 Percentage of Total
   Leased Square Feet           -        -       -        -         100.0%           100.0%
 Final Annual Base Rent
   Under Expiring
   Leases (2)                   -        -       -        -     1,729,140        1,729,140
 Final Annual Base Rent
   per Square Foot
   Under Expiring
   Leases (3)                   -        -       -        -         12.53            12.53
 Percentage of Total
   Final Annual
   Base Rent Represented by
   Expiring Leases              -        -       -        -         100.0%           100.0%
 Number of Leases Expiring      -        -       -        -             1                1

YEAR OF LEASE EXPIRATION                 1998(1)      1999        2000        2001        2002      2003       2004
------------------------                 -------      ----        ----        ----        ----      ----       ----
PROPERTY INFORMATION
--------------------
PLYMOUTH TECH CENTER I
    Square Footage of
    Expiring Leases                        -             -           -           -           -      18,809         -
    Percentage of Total
    Leased Square Feet                     -             -           -           -           -       100.0%        -
    Final Annual Base Rent
      Under Expiring
      Leases (2)                           -             -           -           -           -     177,643         -
    Final Annual Base Rent
    per Square Foot
      Under Expiring
      Leases (3)                           -             -           -           -           -        9.44         -
    Percentage of Total
    Final Annual
      Base Rent Represented by
      Expiring Leases                      -             -           -           -           -       100.0%        -
    Number of Leases
    Expiring                               -             -           -           -           -           2         -

PILLSBURY BUSINESS CENTER
    Square Footage of
    Expiring Leases                        -         7,083      13,307           -           -           -         -
    Percentage of Total
    Leased Square Feet                     -          16.7%       31.3%          -           -           -         -
    Final Annual Base Rent
      Under Expiring
      Leases (2)                           -        35,344      59,620           -           -           -         -
    Final Annual Base Rent
    per Square Foot
      Under Expiring
      Leases (3)                           -          4.99        4.48           -           -           -         -
    Percentage of Total
    Final Annual
      Base Rent Represented by
      Expiring Leases                      -          16.5%       27.8%          -           -           -         -
    Number of Leases
    Expiring                               -             1           2           -           -           -         -

BURNSVILLE BLUFFS II
    Square Footage of
    Expiring Leases                        -             -           -      35,889           -           -         -
    Percentage of Total
    Leased Square Feet                     -             -           -       100.0%          -           -         -
    Final Annual Base Rent
      Under Expiring
      Leases (2)                           -             -           -     214,195           -           -         -
    Final Annual Base Rent
    per Square Foot
      Under Expiring
      Leases (3)                           -             -           -        5.97           -           -         -
    Percentage of Total
    Final Annual
      Base Rent Represented by
      Expiring Leases                      -             -           -       100.0%          -           -         -
    Number of Leases
    Expiring                               -             -           -           2           -           -         -

NICOLLET BUSINESS VI
    Square Footage of
    Expiring Leases                    4,800             -           -           -      24,586           -    20,588
    Percentage of Total
    Leased Square Feet                   9.6%            -           -           -        49.2%          -      41.2%
    Final Annual Base Rent
      Under Expiring
      Leases (2)                      16,800             -           -           -     170,111           -   195,586
    Final Annual Base Rent
    per Square Foot
      Under Expiring
      Leases (3)                        3.50             -           -           -        6.92           -      9.50
    Percentage of Total
    Final Annual
      Base Rent Represented by
      Expiring Leases                    4.4%            -           -           -        44.5%          -      51.1%
    Number of Leases Expiring                            -           -           -           2           -         1


                                                                                          2009 AND
YEAR OF LEASE EXPIRATION                  2005         2006        2007        2008      THEREAFTER       TOTAL
------------------------                  ----         ----        ----        ----      ----------       -----
PROPERTY INFORMATION
--------------------
PLYMOUTH TECH CENTER I
    Square Footage of
    Expiring Leases                        -             -           -           -           -              18,809
    Percentage of Total
    Leased Square Feet                     -             -           -           -           -               100.0%
    Final Annual Base Rent
      Under Expiring
      Leases (2)                           -             -           -           -           -             177,643
    Final Annual Base Rent
    per Square Foot
      Under Expiring
      Leases (3)                           -             -           -           -           -                9.44
    Percentage of Total
    Final Annual
      Base Rent Represented by
      Expiring Leases                      -             -           -           -           -               100.0%
    Number of Leases
    Expiring                               -             -           -           -           -                   2

PILLSBURY BUSINESS CENTER
    Square Footage of
    Expiring Leases                        -             -           -           -      22,070              42,460
    Percentage of Total
    Leased Square Feet                     -             -           -           -        52.0%              100.0%
    Final Annual Base Rent
      Under Expiring
      Leases (2)                           -             -           -           -     119,399             214,363
    Final Annual Base Rent
    per Square Foot
      Under Expiring
      Leases (3)                           -             -           -           -        5.41                5.05
    Percentage of Total
    Final Annual
      Base Rent Represented by
      Expiring Leases                      -             -           -           -        55.7%              100.0%
    Number of Leases
    Expiring                               -             -           -           -           1                   4

BURNSVILLE BLUFFS II
    Square Footage of
    Expiring Leases                        -             -           -           -           -              35,889
    Percentage of Total
    Leased Square Feet                     -             -           -           -           -               100.0%
    Final Annual Base Rent
      Under Expiring
      Leases (2)                           -             -           -           -           -             214,195
    Final Annual Base Rent
    per Square Foot
      Under Expiring
      Leases (3)                           -             -           -           -           -                5.97
    Percentage of Total
    Final Annual
      Base Rent Represented by
      Expiring Leases                      -             -           -           -           -               100.0%
    Number of Leases
    Expiring                               -             -           -           -           -                   2

NICOLLET BUSINESS VI
    Square Footage of
    Expiring Leases                        -             -           -           -           -              49,974
    Percentage of Total
    Leased Square Feet                     -             -           -           -           -               100.0%
    Final Annual Base Rent
      Under Expiring
      Leases (2)                           -             -           -           -           -             382,497
    Final Annual Base Rent
    per Square Foot
      Under Expiring
      Leases (3)                           -             -           -           -           -                7.65
    Percentage of Total
    Final Annual
      Base Rent Represented by
      Expiring Leases                      -             -           -           -           -               100.0%
    Number of Leases Expiring              -             -           -           -           -                   4

               YEAR OF LEASE EXPIRATION           1998(1)       1999        2000        2001        2002        2003      2004
               ------------------------           -------       ----        ----        ----        ----        ----      ----
PROPERTY INFORMATION
--------------------
     NICOLLET BUSINESS VII
       Square Footage of Expiring Leases                -          -           -           -      16,864           -         -
       Percentage of Total Leased Square Feet           -          -           -           -        30.1%          -         -
       Final Annual Base Rent
          Under Expiring Leases (2)                     -          -           -           -     121,084           -         -
       Final Annual Base Rent per Square Foot
          Under Expiring Leases (3)                     -          -           -           -        7.18           -         -
       Percentage of Total Final Annual
          Base Rent Represented by
          Expiring Leases                               -          -           -           -        27.1%          -         -
       Number of Leases Expiring                        -          -           -           -           1           -         -

     7300 BOONE
       Square Footage of Expiring Leases                -     50,000           -           -           -           -         -
       Percentage of Total Leased Square Feet           -      100.0%          -           -           -           -         -
       Final Annual Base Rent
          Under Expiring Leases (2)                     -    250,000           -           -           -           -         -
       Final Annual Base Rent per Square Foot
          Under Expiring Leases (3)                     -       5.00           -           -           -           -         -
       Percentage of Total Final Annual
          Base Rent Represented by
          Expiring Leases                               -      100.0%          -           -           -           -         -
       Number of Leases Expiring                        -          1           -           -           -           -         -

     THRESHER SQUARE WEST
       Square Footage of Expiring Leases            3,454        686           -      32,478      19,206           -         -
       Percentage of Total Leased Square Feet         6.2%       1.2%          -        58.2%       34.4%          -         -
       Final Annual Base Rent
          Under Expiring Leases (2)                30,523      7,546           -     261,448     185,530           -         -
       Final Annual Base Rent per Square Foot
          Under Expiring Leases (3)                  8.84      11.00           -        8.05        9.66           -         -
       Percentage of Total Final Annual
          Base Rent Represented by

          Expiring Leases                             6.3%       1.6%          -        53.9%       38.2%          -         -
       Number of Leases Expiring                        2          1           -           1           1           -         -

     THRESHER SQUARE EAST
       Square Footage of Expiring Leases            1,618      7,643       3,985      27,508       8,310       8,801         -
       Percentage of Total Leased Square Feet         2.8%      13.2%        6.9%       47.5%       14.4%       15.2%        -
       Final Annual Base Rent
          Under Expiring Leases (2)                24,270     82,964      37,099     248,430      91,410     123,214         -
       Final Annual Base Rent per Square Foot
          Under Expiring Leases (3)                 15.00      10.85        9.31        9.03       11.00       14.00         -
       Percentage of Total Final Annual
       Base Rent Represented by
          Expiring Leases                             4.0%      13.7%        6.1%       40.9%       15.0%       20.3%        -
       Number of Leases Expiring                        1          5           2           5           1           1         -


                                                                                          2009 AND
               YEAR OF LEASE EXPIRATION              2005     2006     2007      2008    THEREAFTER       TOTAL
               ------------------------              ----     ----     ----      ----    ----------       -----
PROPERTY INFORMATION
--------------------
     NICOLLET BUSINESS VII
       Square Footage of Expiring Leases              -        -        -      39,136         -          56,000
       Percentage of Total Leased Square Feet         -        -        -        69.9%        -           100.0%
       Final Annual Base Rent
          Under Expiring Leases (2)                   -        -        -     325,220         -         446,304
       Final Annual Base Rent per Square Foot
          Under Expiring Leases (3)                   -        -        -        8.31         -            7.97
       Percentage of Total Final Annual
          Base Rent Represented by
          Expiring Leases                             -        -        -        72.9%        -           100.0%
       Number of Leases Expiring                      -        -        -           1         -               2

     7300 BOONE
       Square Footage of Expiring Leases              -        -        -           -         -          50,000
       Percentage of Total Leased Square Feet         -        -        -           -         -           100.0%
       Final Annual Base Rent
          Under Expiring Leases (2)                   -        -        -           -         -         250,000
       Final Annual Base Rent per Square Foot
          Under Expiring Leases (3)                   -        -        -           -         -            5.00
       Percentage of Total Final Annual
       Base Rent Represented by
          Expiring Leases                             -        -        -           -         -           100.0%
       Number of Leases Expiring                      -        -        -           -         -               1

     THRESHER SQUARE WEST
       Square Footage of Expiring Leases              -        -        -           -         -          55,824
       Percentage of Total Leased Square Feet         -        -        -           -         -           100.0%
       Final Annual Base Rent
          Under Expiring Leases (2)                   -        -        -           -         -         485,047
       Final Annual Base Rent per Square Foot
          Under Expiring Leases (3)                   -        -        -           -         -            8.69
       Percentage of Total Final Annual
          Base Rent Represented by
          Expiring Leases                             -        -        -           -         -           100.0%
       Number of Leases Expiring                      -        -        -           -         -               5

     THRESHER SQUARE EAST
       Square Footage of Expiring Leases              -        -        -           -         -          57,865
       Percentage of Total Leased Square Feet         -        -        -           -         -           100.0%
       Final Annual Base Rent
          Under Expiring Leases (2)                   -        -        -           -         -         607,387
       Final Annual Base Rent per Square Foot
          Under Expiring Leases (3)                   -        -        -           -         -           10.50
       Percentage of Total Final Annual
          Base Rent Represented by
          Expiring Leases                             -        -        -           -         -           100.0%
       Number of Leases Expiring                      -        -        -           -         -              15

               YEAR OF LEASE EXPIRATION        1998(1)       1999        2000        2001        2002        2003         2004
               ------------------------        -------       ----        ----        ----        ----        ----         ----
PROPERTY INFORMATION
--------------------
  2030 CLIFF ROAD
     Square Footage of Expiring Leases               -           -           -           -           -           -      13.374
     Percentage of Total Leased Square Feet          -           -           -           -           -           -       100.0%
     Final Annual Base Rent
        Under Expiring Leases (2)                    -           -           -           -           -           -     108.329
     Final Annual Base Rent per Square Foot
        Under Expiring Leases (3)                    -           -           -           -           -           -        8.10
     Percentage of Total Final Annual
        Base Rent Represented by
        Expiring Leases                              -           -           -           -           -           -       100.0%
     Number of Leases Expiring                       -           -           -           -           -           -           1

  COMPLAST BUILDING
     Square Footage of Expiring Leases               -           -      83,733           -           -           -           -
     Percentage of Total Leased Square Feet          -           -       100.0%          -           -           -           -
     Final Annual Base Rent
        Under Expiring Leases (2)                    -           -     329,908           -           -           -           -
     Final Annual Base Rent per Square Foot
        Under Expiring Leases (3)                    -           -        3.94           -           -           -           -
     Percentage of Total Final Annual
        Base Rent Represented by
        Expiring Leases                              -           -       100.0%          -           -           -           -
     Number of Leases Expiring                       -           -           1           -           -           -           -

  BLOOMINGTON BUSINESS PLAZA
     Square Footage of Expiring Leases               -      20,555       7,302      35,387      39,570       6,025           -
     Percentage of Total Leased Square Feet          -        17.8%        6.3%       30.7%       34.3%        5.2%          -
     Final Annual Base Rent
        Under Expiring Leases (2)                    -     111,554      41,604     214,807     252,302      26,390           -
     Final Annual Base Rent per Square Foot
        Under Expiring Leases (3)                    -        5.43        5.70        6.07        6.38        4.38           -
     Percentage of Total Final Annual
        Base Rent Represented by
        Expiring Leases                              -        15.9%        5.9%       30.6%       35.9%        3.8%          -
     Number of Leases Expiring                       -           5           2           7           6           1           -

  300 NORTH FIRST AVENUE
     Square Footage of Expiring Leases           2,085       4,212       2,372      32,184         473      11,130           -
     Percentage of Total Leased Square Feet        3.0%        6.1%        3.4%       46.3%        0.7%       16.0%          -
     Final Annual Base Rent
        Under Expiring Leases (2)               16,680      47,464      21,610     255,981       4,494      96,287           -
     Final Annual Base Rent per Square Foot
        Under Expiring Leases (3)                 8.00       11.27        9.11        7.95        9.50        8.65           -
     Percentage of Total Final Annual
        Base Rent Represented by
        Expiring Leases                            2.7%        7.6%        3.5%       41.2%        0.7%       15.5%          -
     Number of Leases Expiring                       1           2           2           8           1           2           -

                                                                                            2009 AND
               YEAR OF LEASE EXPIRATION             2005        2006     2007    2008      THEREAFTER     TOTAL
               ------------------------             ----       -----     ----    ----      ----------     -----
PROPERTY INFORMATION
--------------------
  2030 CLIFF ROAD
     Square Footage of Expiring Leases                 -           -       -       -            -         13,374
     Percentage of Total Leased Square Feet            -           -       -       -            -          100.0%
     Final Annual Base Rent
        Under Expiring Leases (2)                      -           -       -       -            -        108,329
     Final Annual Base Rent per Square Foot
        Under Expiring Leases (3)                      -           -       -       -            -           8.10
     Percentage of Total Final Annual
        Base Rent Represented by
        Expiring Leases                                -           -       -       -            -          100.0%
     Number of Leases Expiring                         -           -       -       -            -              1

  COMPLAST BUILDING
     Square Footage of Expiring Leases                 -           -       -       -            -         83,733
     Percentage of Total Leased Square Feet            -           -       -       -            -          100.0%
     Final Annual Base Rent
        Under Expiring Leases (2)                      -           -       -       -            -        329,908
     Final Annual Base Rent per Square Foot
        Under Expiring Leases (3)                      -           -       -       -            -           3.94
     Percentage of Total Final Annual
        Base Rent Represented by
        Expiring Leases                                -           -       -       -            -          100.0%
     Number of Leases Expiring                         -           -       -       -            -              1

  BLOOMINGTON BUSINESS PLAZA
     Square Footage of Expiring Leases                 -       6,547       -       -            -        115,386
     Percentage of Total Leased Square Feet            -         5.7%      -       -            -          100.0%
     Final Annual Base Rent
        Under Expiring Leases (2)                      -      55,650       -       -            -        702,307
     Final Annual Base Rent per Square Foot
        Under Expiring Leases (3)                      -        8.50       -       -            -           6.09
     Percentage of Total Final Annual
        Base Rent Represented by
        Expiring Leases                                -         7.9%      -       -            -          100.0%
     Number of Leases Expiring                         -           1       -       -            -             22

  300 NORTH FIRST AVENUE
     Square Footage of Expiring Leases            17,090           -       -       -            -         69,546
     Percentage of Total Leased Square Feet         24.5%          -       -       -            -          100.0%
     Final Annual Base Rent
        Under Expiring Leases (2)                179.445           -       -       -            -        621,961
     Final Annual Base Rent per Square Foot
        Under Expiring Leases (3)                  10.50           -       -       -            -           8.94
     Percentage of Total Final Annual
        Base Rent Represented by
        Expiring Leases                             28.8%          -       -       -            -          100.0%
     Number of Leases Expiring                         1           -       -       -            -             17

            YEAR OF LEASE EXPIRATION      1998(1)       1999        2000        2001        2002        2003       2004      2005


            ------------------------      -------    ---------   ---------   ---------   ---------   ---------   -------   -------


PROPERTY INFORMATION
--------------------
CONSOLIDATED TOTALS FOR HOYT PROPERTIES
       Square Footage of Expiring Leases  11,957        90,179     110,699     163,446     109,009      44,765    33,962    17,090
       Percentage of Total  Leased Square
        Feet                                 1.5%         11.5%       14.1%       20.8%       13.9%        5.7%      4.3%      2.2%

       Final Annual Base Rent Under
        Expiring Leases (2)               88,273       534,872     489,841   1,194,861     824,931     423,534   303,915   179,445
       Final Annual Base Rent per Square
        Foot Under Expiring Leases (3)      7.38          5.93        4.42        7.31        7.57        9.46      8.95     10.50
       Percentage of Total Final Annual
        Base Rent Represented by
        Expiring Leases                      1.4%          8.5%        7.8%       19.1%       13.2%        6.8%      4.8%      2.9%

       Number of Leases Expiring               5            15           9          23          12           6         2         1

FELD PROPERTIES
 300 NORTH MADISON
       Square Footage of Expiring Leases   1,627        32,297           -           -      36,094           -         -         -
       Percentage of Total Leased Square
        Feet                                 2.3%         46.1%          -           -        51.6%          -         -         -

       Final Annual Base Rent Under
        Expiring Leases (2)               23,120       478,065           -           -     519,754           -         -         -

       Final Annual Base Rent per Square
        Foot Under Expiring Leases (3)     14.21         14.80           -           -       14.40           -         -         -

       Percentage of Total Final Annual
       Base Rent Represented by
        Expiring Leases                      2.3%         46.8%          -           -        50.9%          -         -         -

       Number of Leases Expiring               1             3           -           -           1           -         -         -


 PARK BUSINESS CENTER I
       Square Footage of Expiring Leases     200             -       1,367           -       5,734       1,460         -         -

       Percentage of Total Leased Square
        Feet                                 1.4%            -         9.9%          -        41.3%       10.5%        -         -

       Final Annual Base Rent  Under
        Expiring Leases (2)                2,400             -      16,923           -      58,372      17,520         -         -

       Final Annual Base Rent per Square
        Foot Under Expiring Leases (3)     12.00             -       12.38           -       10.18       12.00         -         -

       Percentage of Total Final Annual
       Base Rent Represented by
        Expiring Leases                      1.5%            -        10.8%          -        37.4%       11.2%        -         -

       Number of Leases Expiring               1             -           1           -           1           1         -         -

 PARK BUSINESS CENTER II
       Square Footage of Expiring Leases   8,339         8,555       2,414       2,184       1,788           -         -         -

       Percentage of Total Leased Square
        Feet                                35.8%         36.7%       10.4%        9.4%        7.7%          -         -         -

       Final Annual Base Rent
        Under Expiring Leases (2)         88,366        92,944      30,247      24,659      19,060           -         -         -

       Final Annual Base Rent per Square
        Foot Under Expiring Leases (3)     10.60         10.86       12.53       11.29       10.66           -         -         -

       Percentage of Total Final Annual
        Base Rent Represented by
        Expiring Leases                     34.6%         36.4%       11.8%        9.7%        7.5%          -         -         -

       Number of Leases Expiring               7            10           1           2           1           -         -         -


                                                                                 2009 AND
                        YEAR OF LEASE EXPIRATION     2006      2007    2008      THEREAFTER     TOTAL
                        ------------------------    ------     ----    ----      ----------     -----
PROPERTY INFORMATION
--------------------
CONSOLIDATED TOTALS FOR HOYT PROPERTIES
       Square Footage of Expiring Leases             6,547        -    61,206      138,000      786,860
       Percentage of Total Leased Square Fee           0.8%       -       7.7%        17.5%       100.0%
       Final Annual Base Rent Under Expiring
        Leases (2)                                  55,650        -   444,619    1,729,140    6,269,081
       Final Annual Base Rent per Square Foot
        Under Expiring Leases (3)                     8.50        -      7.26        12.53         7.97
       Percentage of Total Final Annual
        Base Rent Represented by Expiring Leases       0.9%       -       7.0%        27.6%       100.0%
       Number of Leases
        Expiring                                         1        -         2            1           77

FELD PROPERTIES
 300 NORTH MADISON
       Square Footage of Expiring Leases                 -        -         -            -       70,018
       Percentage of Total Leased Square Fee             -        -         -            -        100.0%
       Final Annual Base Rent Under Expiring
        Leases (2)                                       -        -         -            -    1,020,939
       Final Annual Base Rent per Square Foot
        Under Expiring Leases (3)                        -        -         -            -        14.58
       Percentage of Total Final Annual
       Base Rent Represented by Expiring Leases          -        -         -            -        100.0%
        Number of Leases Expiring                        -        -         -            -            5

 PARK BUSINESS CENTER I
       Square Footage of Expiring Leases                 -    5,107         -            -       13,868
        Percentage of Total Leased Square Fee            -     36.9%        -            -        100.0%
       Final Annual Base Rent Under Expiring
        Leases (2)                                       -   61,029         -            -      156,244
       Final Annual Base Rent
        per Square Foot Under Expiring Leases (3)        -    11.95         -            -        11.27
       Percentage of Total Final Annual
        Base Rent Represented by Expiring Leases         -     39.1%        -            -        100.0%
       Number of Leases  Expiring                        -        1         -            -            5

 PARK BUSINESS CENTER II
       Square Footage of Expiring Leases                 -        -         -            -       23,280
       Percentage of Total Leased Square Fee             -        -         -            -        100.0%
       Final Annual Base Rent Under Expiring
        Leases (2)                                       -        -         -            -      255,276
       Final Annual Base Rent per Square Foot
        Under Expiring Leases (3)                        -        -         -            -        10.97
       Percentage of Total Final Annual
        Base Rent Represented by Expiring Leases         -        -         -            -        100.0%
       Number of Leases Expiring                         -        -         -            -           21

            YEAR OF LEASE EXPIRATION      1998(1)       1999        2000        2001        2002        2003       2004      2005

            ------------------------      -------    ---------   ---------   ---------   ---------   ---------   -------   -------

PROPERTY INFORMATION
--------------------
 PARK BUSINESS CENTER III
       Square Footage of Expiring Leases       -             -           -           -           -       4,607         -         -
       Percentage of Total Leased Square
        Feet                                   -             -           -           -           -       100.0%        -         -
       Final Annual Base Rent
        Under Expiring Leases (2)              -             -           -           -           -      54,639         -         -

       Final Annual Base Rent per Square
        Foot
       Under Expiring Leases (3)               -             -           -           -           -       11.86         -         -

       Percentage of Total Final Annual
        Base Rent Represented by
        Expiring Leases                        -             -           -           -           -       100.0%        -         -

       Number of Leases Expiring               -             -           -           -           -           2         -         -

 PARK BUSINESS CENTER IV
       Square Footage of Expiring Leases       -             -           -           -           -           -    11,747         -

       Percentage of Total Leased Square
        Feet                                   -             -           -           -           -           -     100.0%        -
       Final Annual Base Rent Under
        Expiring Leases (2)                    -             -           -           -           -           -   180,199         -
       Final Annual Base Rent per Square
        Foot Under Expiring Leases (3)         -             -           -           -           -           -     15.34         -

       Percentage of Total Final Annual
        Base Rent Represented by
         Expiring Leases                       -             -           -           -           -           -     100.0%        -

       Number of Leases Expiring               -             -           -           -           -           -         1         -


 WALNUT BUSINESS CENTER
       Square Footage of Expiring Leases     542         5,041       1,985           -           -       2,948         -         -

        Percentage of Total Leased Square
         Feet                                5.2%         47.9%       18.9%          -           -        28.0%        -         -

        Final Annual Base Rent Under
         Expiring Leases (2)               5,279        54,898      23,046           -           -      34,049         -         -

        Final Annual Base Rent
         per Square Foot
          Under Expiring Leases (3)         9.74         10.89       11.61           -           -       11.55         -         -

        Percentage of Total Final Annual
         Base Rent Represented by
         Expiring Leases                     4.5%         46.8%       19.7%          -           -        29.0%        -         -

       Number of Leases Expiring               1             3           1           -           -           1         -         -


 COLUMBUS OFFICE BUILDING
       Square Footage of Expiring Leases   1,626        13,769       1,738       3,044         656           -         -     3,142

       Percentage of Total Leased Square
        Feet                                 6.8%         57.4%        7.2%       12.7%        2.7%          -         -      13.2%

       Final Annual Base Rent Under
        Expiring Leases (2)               16,585       151,792      19,152      31,781       7,380           -         -    37,358

       Final Annual Base Rent per Square
        Foot Under Expiring Leases (3)     10.20         11.02       11.02       10.44       11.25           -         -     11.89

       Percentage of Total Final Annual
        Base Rent Represented by
         Expiring Leases                    6.3%         57.5%        7.3%       12.0%        2.8%          -         -      14.1%
       Number of Leases
        Expiring                              2             8           2           3           1           -         -         1

                                                                                  2009 AND
                        YEAR OF LEASE EXPIRATION     2006      2007    2008      THEREAFTER     TOTAL
                        ------------------------    ------     ----    ----      ----------     -----
PROPERTY INFORMATION
--------------------
 PARK BUSINESS CENTER III
       Square Footage of Expiring Leases                 -        -         -            -        4,607
       Percentage of Total Leased Square Fee             -        -         -            -        100.0%

       Final Annual Base Rent Under Expiring
        Leases (2)                                       -        -         -            -       54,639
      Final Annual Base Rent per Square Foot
        Under Expiring Leases (3)                        -        -         -            -        11.86
      Percentage of Total Final Annual
       Base Rent Represented by Expiring Leases          -        -         -            -        100.0%
      Number of Leases Expiring                          -        -         -            -            2

 PARK BUSINESS CENTER IV
       Square Footage of Expiring Leases                 -        -         -            -       11,747
       Percentage of Total Leased Square Fee             -        -         -            -        100.0%
       Final Annual Base Rent Under Expiring
        Leases (2)                                       -        -         -            -      180,199
       Final Annual Base Rent per Square Foot
        Under Expiring Leases (3)                        -        -         -            -        15.34
       Percentage of Total Final Annual
        Base Rent Represented by Expiring Leases         -        -         -            -        100.0%
       Number of Leases Expiring                         -        -         -            -            1

 WALNUT BUSINESS CENTER
       Square Footage of Expiring Leases                 -        -         -            -       10,516
       Percentage of Total Leased Square Fee             -       -         -            -        100.0%
       Final Annual Base Rent Under Expiring
        Leases (2)                                       -        -         -            -      117,272
       Final Annual Base Rent per Square Foot
        Under Expiring Leases (3)                        -        -         -            -        11.15
       Percentage of Total Final Annual
        Base Rent Represented by Expiring Leases         -        -         -            -        100.0%
       Number of Leases Expiring                         -        -         -            -            6

 COLUMBUS OFFICE BUILDING
       Square Footage of Expiring Leases                 -        -         -            -       23,975
       Percentage of Total Leased Square Feet            -        -         -            -        100.0%
       Final Annual Base Rent Under Expiring
        Leases (2)                                       -        -         -            -      264,048
      Final Annual Base Rent per Square Foot
       Under Expiring Leases (3)                         -        -         -            -        11.01
      Percentage of Total Final Annual
       Base Rent Represented by Expiring Leases          -        -         -            -        100.0%
      Number of Leases Expiring                          -        -         -            -           17

     YEAR OF LEASE EXPIRATION       1998(1)       1999        2000        2001        2002        2003      2004     2005     2006
     ------------------------       -------     ---------   ---------   ---------   ---------   ---------  ------   -------   ----
PROPERTY INFORMATION
--------------------
 MONROE SOUTH I
  Square Footage of Expiring
     Leases                               -       4,393           -          -            -           -          -         -    -
  Percentage of Total Leasesd
     Square Feet                          -       100.0%          -          -            -           -          -         -    -
  Final Annual Base Rent
     Under Expiring Leases (2)            -      49,114           -          -            -           -          -         -    -
  Final Annual Base Rent per
     Square Foot
     Under Expiring Leases (3)            -       11.18           -          -            -           -          -         -    -
  Percentage of Total Final Annual
     Base Rent Represented by
     Expiring Leases                      -       100.0%          -          -            -           -          -         -    -
  Number of Leases Expiring               -           1           -          -            -           -          -         -    -

 MONROE SOUTH II
  Square Footage of Expiring
     Leases                           2,376           -       2,491          -            -           -      5,024         -    -
  Percentage of Total Leased
     Square Feet                       24.0%          -        25.2%         -            -           -       5.08%        -    -
  Final Annual Base Rent
     Under Expiring Leases (2)       35,688           -      33,354          -            -           -     74,757         -    -
  Final Annual Base Rent per

     Square Foot
     Under Expiring Leases (3)        15.02           -       13.39          -            -           -      14.88         -    -
  Percentage of Total Final Annual
     Base Rent Represented by
     Expiring Leases                   24.8%          -        23.2%         -            -           -       52.0%        -    -
  Number of Leases Expiring               1           -           1          -            -           -          1         -    -


 RIVERSIDE BUSINESS CENTER
  Square Footage of Expiring
     Leases                             493       1,539           -        930            -       7,984          -         -    -
  Percentage of Total Leased
     Square Feet                        4.5%       14.1%          -        8.5%           -        72.9%         -         -    -
  Final Annual Base Rent
     Under Expiring Leases (2)        5,640      17,822           -     10,221            -     103,393          -         -    -
  Final Annual Base Rent per

     Square Foot
     Under Expiring Leases (3)        11.44       11.58           -      10.99            -       12.95          -         -    -
  Percentage of Total Final Annual
     Base Rent Represented by
     Expiring Leases                    4.1%       13.0%          -        7.5%           -        75.4%         -         -    -
  Number of Leases Expiring               1           1           -          1            -           1          -         -    -

CONSOLIDATED TOTALS FOR FELD
 PROPERTIES
 Square Footage of Expiring
    Leases                           15,203      65,594       9,995      6,158       44,272      16,999     16,771     3,142    -
 Percentage of Total Leased
    Square Feet                         8.3%       35.8%        5.5%       3.4%        24.2%        9.3%       9.1%      1.7%   -
 Final Annual Base Rent
    Under Expiring Leases (2)       177,078     844,635     122,722     66,661      604,566     209,601    254,956    37,358    -
 Final Annual Base Rent per

    Square Foot
    Under Expiring Leases (3)         11.65       12.88       12.28     10 .83        13.66       12.33      15.20     11.89    -
  Percentage of Total Final Annual
    Base Rent Represented by Expiring
    Leases                              7.4%       35.5%        5.2%       2.8%        25.4%        8.8%      10.7%      1.6%   -
  Number of Leases Expiring              14          26           6          6            4           5          2         1    -


                                                           2009 AND
     YEAR OF LEASE EXPIRATION            2007      2008   THEREAFTER      TOTAL
     ------------------------          ------   -------   ----------    ----------
PROPERTY INFORMATION
--------------------
 MONROE SOUTH I
  Square Footage of Expiring
     Leases                               -           -           -        4,393
  Percentage of Total Leasesd
     Square Feet                          -           -           -        100.0%
  Final Annual Base Rent
     Under Expiring Leases (2)            -           -           -       49,114
  Final Annual Base Rent per
     Square Foot
     Under Expiring Leases (3)            -           -           -        11.18
  Percentage of Total Final Annual
     Base Rent Represented by
     Expiring Leases                      -           -           -        100.0%
  Number of Leases Expiring               -           -           -            1

 MONROE SOUTH II
  Square Footage of Expiring
     Leases                               -           -           -        9,891
  Percentage of Total Leased
     Square Feet                          -           -           -        100.0%
  Final Annual Base Rent
     Under Expiring Leases (2)            -           -           -      143,799
  Final Annual Base Rent per
     Square Foot
     Under Expiring Leases (3)            -           -           -        14.54
  Percentage of Total Final Annual
     Base Rent Represented by
     Expiring Leases                      -           -           -        100.0%
  Number of Leases Expiring               -           -           -            3

 RIVERSIDE BUSINESS CENTER
  Square Footage of Expiring
     Leases                               -           -           -       10,946
  Percentage of Total Leased
     Square Feet                          -           -           -        100.0%
  Final Annual Base Rent
     Under Expiring Leases (2)            -           -           -      137,076
  Final Annual Base Rent per
     Square Foot
     Under Expiring Leases (3)            -           -           -        12.52
  Percentage of Total Final Annual
     Base Rent Represented by Expiring
     Leases                               -           -           -        100.0%
  Number of Leases Expiring               -           -           -            4

CONSOLIDATED TOTALS FOR FELD
 PROPERTIES
 Square Footage of Expiring
    Leases                            5,107           -           -      183,241
 Percentage of Total Leased
    Square Feet                         2.7%          -           -        100.0%
 Final Annual Base Rent
    Under Expiring Leases (2)        61,029           -           -    2,378,606
 Final Annual Base Rent per
    Square Foot
    Under Expiring Leases (3)         11.95           -           -        12.98
  Percentage of Total Final Annual
    Base Rent Represented by
    Expiring Leases                     2.6%          -           -        100.0%
  Number of Leases Expiring               1           -           -           65

     YEAR OF LEASE EXPIRATION       1998(1)       1999        2000        2001        2002        2003      2004      2005     2006
     ------------------------       -------     ---------   ---------   ---------   ---------   ---------  ------   -------   -----
PROPERTY INFORMATION
--------------------
 STONEGATE PROPERTIES
  NORTHWEST CORPORATE CENTRE
  PHASE I
   Square Footage of Expiring
      Leases                          1,358      21,229      10,531     29,192        8,971       8,947          -     1,751    -
   Percentage of Total Leasesd
      Square Feet                       1.7%       25.9%       12.8%      35.6%        10.9%       11.0%         -       2.1%   -
   Final Annual Base Rent
      Under Expiring Leases (2)      17,708     312,776     156,170    424,532      146,469     124,274          -    28,419    -
   Final Annual Base Rent per
      Square Foot
      Under Expiring Leases (3)       13.04       14.73       14.83      14.54        16.33       13.89          -     16.23    -
   Percentage of Total Final Annual
      Base Rent Represented by
      Expiring Leases                   1.5%       25.8%       12.9%      35.1%        12.1%       10.3%         -       2.3%   -
   Number of Leases Expiring              1           7           4          9            3           1          -         1    -

 NORTHWEST CORPORATE CENTRE
  PHASE II
   Square Footage of Expiring
      Leases                          7,042       9,245      16,681     44,747        2,676           -          -     2,518    -
   Percentage of Total Leased
      Square Feet                       8.2%       10.7%       19.4%      52.0%         3.1%          -          -       2.9%   -
   Final Annual Base Rent
      Under Expiring Leases (2)     107,553     134,132     240,460    659,593       39,417           -          -    46,860    -
   Final Annual Base Rent per

      Square Foot
      Under Expiring Leases (3)       15.27       14.51       14.42      14.75        14.73           -          -     18.61    -
   Percentage of Total Final Annual
      Base Rent Represented by
      Expiring Leases                   8.3%       10.4%       18.7%      51.2%         3.1%          -          -       3.6%   -
   Number of Leases Expiring              3           6           5         10            2           -          -         1    -


 NORTHWEST CORPORATE CENTER
 PHASE III
  Square Footage of Expiring
     Leases                           4,267      17,959      29,420      2,473        3,096       3,196          -     7,546    -
  Percentage of Total Leased
     Square Feet                        6.3%       26.4%       43.3%       3.6%         4.6%        4.7%         -      11.1%   -
  Final Annual Base Rent
     Under Expiring Leases (2)       54,496     228,947     435,730     36,264       40,712      58,742          -   138,044    -
  Final Annual Base Rent per

     Square Foot
     Under Expiring Leases (3)        12.77       12.75       14.81      14.66        13.15       18.38          -     18.29    -
  Percentage of Total Final Annual
     Base Rent Represented by
     Expiring Leases                    5.5%       23.1%       43.9%       3.6%         4.1%        5.9%         -      13.9%   -
  Number of Leases Expiring               5          14          10          2            1           1          -         2    -

1500 TECH CENTER
 Square Footage of Expiring
    Leases                            2,581      12,963      13,195     11,179       22,573           -          -         -    -
 Percentage of Total Leased
    Square Feet                         4.1%       20.7%       21.1%      17.9%        36.2%          -          -         -    -
 Final Annual Base Rent
    Under Expiring Leases (2)        32,417     151,507     169,160    125,066      147,639           -          -         -    -
 Final Annual Base Rent per

    Square Foot
    Under Expiring Leases (3)         12.56       11.69       12.82     11.193         6.54           -          -         -    -
 Percentage of Total Final Annual
    Base Rent Represented by Expiring
    Leases                              5.2%       24.2%       27.0%      20.0%        23.6%          -          -         -    -
 Number of Leases Expiring                1           4           1          2            2           -          -         -    -


                                                           2009 AND
     YEAR OF LEASE EXPIRATION            2007      2008   THEREAFTER      TOTAL
     ------------------------          ------   -------   ----------    ----------
PROPERTY INFORMATION
--------------------
STONEGATE PROPERTIES
 NORTHWEST CORPORATE CENTRE
 PHASE I
  Square Footage of Expiring
     Leases                               -           -           -       81,979
  Percentage of Total Leasesd
     Square Feet                          -           -           -        100.0%
  Final Annual Base Rent
     Under Expiring Leases (2)            -           -           -    1,210,348
  Final Annual Base Rent per
     Square Foot
     Under Expiring Leases (3)            -           -           -        14.76
  Percentage of Total Final Annual
     Base Rent Represented by
     Expiring Leases                      -           -           -        100.0%
  Number of Leases Expiring               -           -           -           26

 NORTHWEST CORPORATE CENTRE
  PHASE II
  Square Footage of Expiring
     Leases                               -       3,181           -       86,090
  Percentage of Total Leased
     Square Feet                          -         3.7%          -        100.0%
  Final Annual Base Rent
     Under Expiring Leases (2)            -      60,598           -    1,288,973
  Final Annual Base Rent per
     Square Foot
     Under Expiring Leases (3)            -       19.05           -        14.97
  Percentage of Total Final Annual
     Base Rent Represented by
     Expiring Leases                      -         4.7%          -        100.0%
  Number of Leases Expiring               -           1           -           28

NORTHWEST CORPORATE CENTER
PHASE III
  Square Footage of Expiring
     Leases                               -           -           -       67,957
  Percentage of Total Leased
     Square Feet                          -           -           -        100.0%
  Final Annual Base Rent
     Under Expiring Leases (2)            -           -           -      992,935
  Final Annual Base Rent per
     Square Foot
     Under Expiring Leases (3)            -           -           -        14.61
  Percentage of Total Final Annual
     Base Rent Represented by Expiring
     Leases                               -           -           -        100.0%
  Number of Leases Expiring               -           -           -           35

1500 TECH CENTER
  Square Footage of Expiring
     Leases                               -           -           -       62,491
  Percentage of Total Leased
     Square Feet                          -           -           -        100.0%
  Final Annual Base Rent
     Under Expiring Leases (2)            -           -           -      625,789
  Final Annual Base Rent per
     Square Foot
     Under Expiring Leases (3)            -           -           -        10.01
  Percentage of Total Final Annual
     Base Rent Represented by
     Expiring Leases                      -           -           -        100.0%
  Number of Leases Expiring               -           -           -           10

                    YEAR OF LEASE EXPIRATION     1998(1)         1999         2000         2001         2002        2003      2004
                    ------------------------     -------         ----         ----         ----         ----        ----      ----
PROPERTY INFORMATION
--------------------
     TOLLWAY CENTRE II
       Square Footage of Expiring Leases           6,883       12,015        8,243        2,125        3,902           -         -
       Percentage of Total Leased Square Feet       20.8%        36.2%        24.9%         6.4%        11.7%          -         -
       Final Annual Base Rent
          Under Expiring Leases (2)               47,760       98,526       50,053       13,898       19,588           -         -
       Final Annual Base Rent per Square Foot
          Under Expiring Leases (3)                 6.94         8.20         6.07         6.54         5.02           -         -
       Percentage of Total Final Annual
          Base Rent Represented by
          Expiring Leases                           20.8%        42.9%        21.8%         6.0%         8.5%          -         -
       Number of Leases  Expiring                      3            5            3            1            1           -         -

     TOLLWAY CENTRE III
       Square Footage of Expiring Leases               -       11,171        3,286       10,342        4,521           -         -
       Percentage of Total Leased Square Feet          -         38.1%        11.2%        35.3%        15.4%          -         -
       Final Annual Base Rent
          Under Expiring Leases (2)                    -       91,111       30,812       62,584       32,043           -         -
       Final Annual Base Rent per Square Foot
          Under Expiring Leases (3)                    -         8.16         9.38         6.05         7.09           -         -
       Percentage of Total Final Annual
          Base Rent Represented by
          Expiring Leases                              -         42.1%        14.2%        28.9%        14.8%          -         -
       Number of Leases Expiring                       -            4            2            2            2           -         -

CONSOLIDATED TOTALS FOR STONEGATE PROPERTIES
       Square Footage of Expiring Leases          22,131       84,582       81,356      100,058       45,739      12,143         -
       Percentage of Total Leased Square Feet        6.1%        23.4%        22.5%        27.7%        12.7%        3.4%        -
       Final Annual Base Rent
          Under Expiring Leases (2)              259,934    1,016,999    1,082,385    1,322,297      425,868     183,016         -
       Final Annual Base Rent per Square Foot
          Under Expiring Leases (3)                11.75        12.02        13.30        13.22         9.31       15.07         -
       Percentage of Total Final Annual
          Base Rent Represented by
          Expiring Leases                            5.7%        22.3%        23.7%        29.0%         9.3%        4.0%        -
       Number of Leases Expiring                      13           40           25           26           11           2         -

CONSOLIDATED TOTALS FOR ACQUIRED PROPERTIES
       Square Footage of Expiring Leases          56,643      310,321      227,013      290,888      271,045      95,013    50,733
       Percentage of Total Leased Square Feet        3.6%        19.9%        14.5%        18.6%        17.4%        6.1%      3.2%
       Final Annual Base Rent
          Under Expiring Leases (2)              591,329    3,101,822    1,902,527    2,791,129    2,617,135   1,010,822   558,871
       Final Annual Base Rent per Square Foot
          Under Expiring Leases (3)                10.44        10.00         8.38         9.60         9.66       10.64     11.02
       Percentage of Total Final Annual
          Base Rent Represented by
          Expiring Leases                            3.8%        20.0%        12.2%        18.0%        16.8%        6.5%      3.6%
       Number of Leases Expiring                      36          101           58           68           32          20         4

                                                                                                      2009 AND
                    YEAR OF LEASE EXPIRATION            2005       2006       2007        2008       THEREAFTER         TOTAL
                    ------------------------            ----       ----       ----        ----       ----------         -----
PROPERTY INFORMATION
--------------------
     TOLLWAY CENTRE II
       Square Footage of Expiring Leases                   -          -          -           -              -          33,168
       Percentage of Total Leased Square Feet              -          -          -           -              -           100.0%
       Final Annual Base Rent
          Under Expiring Leases (2)                        -          -          -           -              -         229,825
       Final Annual Base Rent per Square Foot
          Under Expiring Leases (3)                        -          -          -           -              -            6.93
       Percentage of Total Final Annual
          Base Rent Represented by
          Expiring Leases                                  -          -          -           -              -           100.0%
       Number of Leases  Expiring                          -          -          -           -              -              13

     TOLLWAY CENTRE III
       Square Footage of Expiring Leases                   -          -          -           -              -          29,320
       Percentage of Total Leased Square Feet              -          -          -           -              -           100.0%
       Final Annual Base Rent
          Under Expiring Leases (2)                        -          -          -           -              -         216,550
       Final Annual Base Rent per Square Foot
          Under Expiring Leases (3)                        -          -          -           -              -            7.39
       Percentage of Total Final Annual
          Base Rent Represented by
          Expiring Leases                                  -          -          -           -              -           100.0%
       Number of Leases Expiring                           -          -          -           -              -              10

CONSOLIDATED TOTALS FOR STONEGATE PROPERTIES
       Square Footage of Expiring Leases              11,815          -          -       3,181              -         361,005
       Percentage of Total Leased Square Feet            3.3%         -          -         0.9%             -           100.0%
       Final Annual Base Rent
          Under Expiring Leases (2)                   13,323          -          -      60,598              -       4,564,420
       Final Annual Base Rent per Square Foot
          Under Expiring Leases (3)                    18.06          -          -       19.05              -           12.64
       Percentage of Total Final Annual
          Base Rent Represented by
          Expiring Leases                                4.7%         -          -         1.3%             -           100.0%
       Number of Leases Expiring                           4          -          -           1              -             122

CONSOLIDATED TOTALS FOR ACQUIRED PROPERTIES
       Square Footage of Expiring Leases              45,567      6,547      5,107      64,387        138,430       1,561,694
       Percentage of Total Leased Square Feet            2.9%       0.4%       0.3%        4.2%           8.9%          100.0%
       Final Annual Base Rent
          Under Expiring Leases (2)                  602,506     55,650     61,029     505,217      1,734,902      15,532,939
       Final Annual Base Rent per Square Foot
          Under Expiring Leases (3)                    13.22       8.50      11.95        7.85          12.53            9.95
       Percentage of Total Final Annual
          Base Rent Represented by
          Expiring Leases                                3.9%       0.4%       0.4%        3.3%          11.1%          100.0%
       Number of Leases Expiring                           7          1          1           3              2             333

                    YEAR OF LEASE EXPIRATION   1998(1)          1999         2000         2001         2002        2003       2004
                    ------------------------   -------          ----         ----         ----         ----        ----       ----
PROPERTY INFORMATION
--------------------
CONSOLIDATED TOTALS FOR ALL PROPERTIES
     Square Footage of Expiring Leases          56,643       310,321      227,013      341,600      271,045     122,081     68,320
     Percentage of Total Leased Square Feet        3.4%         18.7%        13.7%        20.6%        16.4%        7.4%       4.1%
     Final Annual Base Rent
       Under Expiring Leases (2)               591,329     3,101,822    1,902,527    3,381,958    2,617,135   1,375,781    769,387
     Final Annual Base Rent per Square Foot
       Under Expiring Leases (3)                 10.44         10.00         8.38         9.90         9.66       11.27      11.26
     Percentage of Total Final Annual
       Base Rent Represented by
       Expiring Leases                             3.5%         18.6%        11.4%        20.3%        15.7%        8.2%       4.6%
     Number of Leases Expiring                      36           101           58           70           32          22          6

                                                                                                 2009 AND
                    YEAR OF LEASE EXPIRATION        2005       2006       2007        2008      THEREAFTER         TOTAL
                    ------------------------        ----       ----       ----        ----      ----------         -----
PROPERTY INFORMATION
--------------------
CONSOLIDATED TOTALS FOR ALL PROPERTIES
     Square Footage of Expiring Leases            45,567      6,547      5,107      64,387        138,430       1,657,061
     Percentage of Total Leased Square Feet          2.7%       0.4%       0.3%        3.9%           8.4%          100.0%
     Final Annual Base Rent
       Under Expiring Leases (2)                 602,506     55,650     61,029     505,217      1,734,902      16,699,243
     Final Annual Base Rent per Square Foot
       Under Expiring Leases (3)                   13.22       8.50      11.95        7.85          12.53           10.08
     Percentage of Total Final Annual
       Base Rent Represented by
       Expiring Leases                               3.6%       0.3%       0.4%        3.0%          10.4%          100.0%
     Number of Leases Expiring                         7          1          1           3              2             339

(1)  Represents lease expirations from September 1, 1998 to December 31, 1998.
(2) Represents annual base rent for the first annual period in accordance with lease terms.
(3) Calculated by dividing the annual base rent for the final annual period by the net rentable square feet subject to such leases.

MORTGAGE INDEBTEDNESS TO BE ASSUMED

                                                                 INTEREST
                                                  PRINCIPAL      RATE AT
                             FACE AMOUNT OF     BALANCE AS OF    SEPT. 1,    AMORTIZATION    MATURITY    AMOUNT DUE   PREPAYMENT
 PROPERTY LOCATION              MORTGAGE        SEPT. 1, 1998      1998         (YEARS)        DATE      AT MATURITY   PENALTY
 -----------------              --------        -------------    -------     -------------  ----------   -----------   -------
Cirrus Building                 $ 7,500,000      $ 7,416,377      8.53%          15           4/1/12    $   290,681   No
Duluth, MN                                                                                                            prepayment
                                                                                                                      until 2003

Bloomington Business Plaza        4,750,000        4,499,472      7.30           18         11/14/04      3,344,232   Yield
Bloomington, MN                                                                                                       Maintenance

Nicollet Business VI              2,350,000        2,336,278      7.00           30           2/8/08      2,012,720   Yield
Burnsville, MN                                                                                                        Maintenance

300 North First Avenue            2,900,000        2,883,103      7.44           25           4/1/07      2,382,384   Formula
Minneapolis, MN                                                                                                       based on
                                                                                                                      principal

Thresher Square East              4,335,000        4,095,000      7.30           19           5/1/15              0   No prepayment
Minneapolis, MN

Thresher Square West              3,805,000        3,135,000      7.30           18           6/1/10              0   No prepayment
Minneapolis, MN

Apple Valley Commons I            3,880,000        3,517,500      4.00           20           7/1/15              0   Yield
Apple Valley, MN                                                                                                      Maintenance

Apple Valley Commons II           3,100,000        2,067,646      8.50           15           9/1/11              0   Yield
Apple Valley, MN                                                                                                      Maintenance

Burnsville Financial Center       3,100,000        3,100,000      7.15           15           9/1/05      2,051,597   Yield
Burnsville, MN                                                                                                        Maintenance

Complast Building                 1,880,000        1,743,227     10.00           30           1/1/00      1,711,867   No prepayment
Bloomington, MN


Wellington Centre                 7,400,000        7,346,618      7.58           30         10/20/27              0   No prepayment
Brookfield, WI

Cold Springs Office Center        7,500,000        7,500,000      9.75           20          9/30/00      7,285,826   $20,000
St. Cloud, MN

Northwest Corporate Center        6,200,000        6,035,655      8.35           20           2/1/18              0   Yield
Phase I Hoffman Estates, IL                                                                                           Maintenance

Northwest Corporate Center       12,400,000       11,751,171      9.00           23          2/15/18              0   Yield
Phase II and III, Hoffman                                                                                             Maintenance
Estates, IL

1500 Tech Center                  4,725,000        4,363,482      9.60           23          7/15/17              0    Yield
Hoffman Estates, IL                                                                                                    Maintenance
                               ------------      -----------                                            -----------
TOTAL                           $75,825,000      $71,790,529                                            $19,079,307
                               ============      ===========                                            ===========

CERTAIN PROPERTY TAX  INFORMATION
     The aggregate real estate tax obligations paid on behalf of the Acquired Properties for calendar year 1997 were approximately $4.2 million.

NEW CREDIT FACILITY

     A major United States money center bank (the "Lender") has submitted a term sheet to the Company summarizing the terms under which the Lender would provide a credit facility for the benefit of the Company and the Operating Partnership (the "New Credit Facility"). The New Credit Facility will be a maximum $37.5 million facility (subject to reduction depending upon the appraised value of the Acquired Properties), which will be split into a senior tranche of $17.8 million and a mezzanine tranche of $19.7 million. The New Credit Facility will be nonrecourse, except that the Company and the Operating Partnership will jointly guarantee both (i) normal and customary exclusions or "carve-outs" from the nonrecourse protections under the New Credit Facility, and (ii) the entirety of the New Credit Facility in the event of certain to-be-defined "bad" acts by any borrowing entity. The borrower under the senior tranche will be a to-be-formed Delaware limited liability company in which the sole member is a to-be-formed Delaware limited liability company in which the sole member is the Mezzanine Borrower, as hereinafter defined (the "Senior Borrower"). The borrower under the mezzanine tranche will be a to-be-formed Delaware limited liability company in which the Operating Partnership is the sole member (the "Mezzanine Borrower"). The senior tranche will be secured by first mortgage liens against certain of the Acquired Properties, and all such mortgages will be cross-defaulted and cross-collateralized. The mezzanine tranche will be secured by a collateral assignment of the Operating Partnership's membership interest in the Mezzanine Borrower.

     The New Credit Facility will have a five-year term. Borrowings under the senior tranche of the New Credit Facility will bear interest at a rate equal to that of 30-day LIBOR, plus 2.00% per annum, while borrowings under the mezzanine tranche will bear interest at a rate per annum of LIBOR plus a "Credit Spread." During the first year of the New Credit Facility, the Credit Spread will be 7.00%; however, the Credit Spread will increase during the term of the New Credit Facility to 8.25% in the fifth year of that term. Borrowings under the senior tranche may not be prepaid within the first two years of the facility, and thereafter may be prepaid subject to the payment of any applicable LIBOR breakage cost. Borrowings under the mezzanine tranche may be prepaid at any time, subject to a prepayment premium. If the Senior Borrower desires to sell or refinance an Acquired Property securing the senior tranche, the Senior Borrower may obtain a partial release of the Acquired Property from the senior tranche, provided that the Senior Borrower complies with certain conditions (such as reasonable notice and absence of default) and pays to the Lender both the prepayment premium applicable to that portion of the senior tranche then being repaid and an additional amount based on a defeasance formula. In the event the Mezzanine Borrower sells an Acquired Property, then it will be required to pay to the Lender both the prepayment premium allocable to the portion of the mezzanine tranche being repaid and an amount calculated pursuant to the same defeasance formula as applies to the senior tranche. The Lender will be paid customary up-front and administrative fees in connection with the New Credit Facility.

     The New Credit Facility will contain representations and warranties customary for transactions of this type, including: (i) corporate existence and good standing; (ii) corporate authorization; (iii) absence of conflicts; (iv) enforceability; (v) absence of defaults; (vi) ownership of properties; (vii) absence of material litigation; (viii) payment of taxes, insurance and other obligations; (ix) compliance with laws; (x) compliance with governmental regulations; (xi) solvency; (xii) compliance with ERISA; (xiii) compliance with zoning laws; and (xiv) environmental matters.

     The New Credit Facility will contain various affirmative covenants regarding operations that are customary for transactions of this type, as well as various restrictive covenants also customary for transactions of this type, including limitations on: (i) incurrence of indebtedness; (ii) incurrence of liens and encumbrances; (iii) fundamental changes; (iv) affiliated transactions;
(v) investments; and (vi) mergers, consolidations, changes of control and other
reorganizations.   Although the Company and the Operating Partnership will be permitted to make those distributions to the beneficial owners of the Common Shares and to the partners of the Operating Partnership that are required to enable the Company to maintain its REIT status (except in the event of certain defaults under the New Credit Facility), at certain times during the term of the New Credit Facility, the Company and the Operating Partnership will not be permitted to make any excess distributions unless certain debt service coverage requirements are met.

     The New Credit Facility will contain events of default customary for transactions of this type, including: (i) payment defaults; (ii) violations of covenants; (iii) certain material adverse changes; (iv) breaches of representations and warranties; (v) cross-defaults to other indebtedness; and
(vi) certain bankruptcy and insolvency events.

     The closing of the New Credit Facility will be dependent on the satisfaction or waiver of conditions customary for transactions of this type, including: (i) delivery of corporate and other documents and opinions of counsel; (ii) the absence of material adverse changes or litigation; (iii) provision of insurance; and (iv) payment of certain fees and expenses. There can be no assurance that these conditions will be satisfied or that the New Credit Facility will be consummated on the terms described above or otherwise.

FINANCIAL INFORMATION

     Historical financial information for the Company and the Acquired Properties, as well as pro forma financial information for the Company reflecting the consummation of the Transaction, may be found in this Proxy Statement beginning on page F-1. In addition, certain historical financial data for the Company, as well as certain pro forma financial data for the Company reflecting the consummation of the Transaction, may be found in this Proxy Statement under the caption "Selected Financial Data," which data should be read in conjunction with the historical and pro forma financial information and notes thereto beginning on page F-1 of this Proxy Statement.

REGULATORY APPROVAL

     Other than payments and filings necessary in connection with transfer of real estate and other taxes associated with the contribution of the Acquired Properties, management of the Company does not believe that any filing with or approval of any governmental authority is necessary in connection with the consummation of the Transaction.

ACCOUNTING TREATMENT

     Pursuant to the Master Contribution Agreement, the Operating Partnership will acquire interests in the AREE Acquired Properties in exchange for: (a) the issuance by the Operating Partnership of 9,390,250 Units (convertible on a one-for-one basis such that one Unit is convertible into one Common Share); (b) the assumption of indebtedness aggregating approximately $64.4 million; and (c) the payment of approximately $31.2 million in cash. Pursuant to the WMC Contribution Agreement, the Operating Partnership will acquire an interest in Wellington Centre in exchange for: (i) the issuance by the Operating Partnership of 470,588 Units (convertible on a one-for-one basis such that one Unit is convertible into one Common Share); (ii) the assumption of indebtedness of approximately $7.3 million; and (iii) the Payment of approximately $2.5 million in cash. All Units to be issued by the Operating Partnership will be restricted as to conversion to Common Shares for a 12-month period. In addition, 3,115,726 Units to be issued will be further restricted from sale for an additional 12-month period. Because the Company controls the Operating Partnership, the Company will consolidate the Operating Partnership with the Company and record the Acquired Properties at purchase price plus direct costs of acquisition using purchase accounting principles.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION

     The Company does not expect that the Transaction will have any specific federal income tax consequences to its current shareholders. Following the Transaction, the Company's shareholders will continue to own Common Shares as before the Transaction, and the acquisition of Units by AREE, its members, WMC and certain of the Fee Owners is not expected to alter the income tax effect of owning or subsequently transferring Common Shares. In view of the individual nature of each shareholder's income tax situation, shareholders are urged to consult their own tax adviser with respect to the specific federal, state and local tax consequences associated with the Transaction. Reference is also made to the information set forth herein under the section entitled "Federal Income Tax Matters" for a discussion of certain federal income tax aspects concerning the contribution of the Acquired Properties and a general discussion of the ownership of an interest in a REIT.

FEDERAL SECURITIES LAW CONSEQUENCES

     All of the Units, the Warrants and the AREE Common Shares to be issued in the Transaction will be offered and sold pursuant to the exemption from the registration provisions of the Securities Act provided by Rule 506 promulgated under the Securities Act, and, therefore, will be subject to restrictions on their transferability. Moreover, pursuant to the Master Contribution Agreement and the Assigned Contribution Agreements, each of the persons and entities receiving Units in the Transaction will agree not to transfer such Units, or the Common Shares issuable upon exchange of the Units, for a period of 12 months following the date of issuance of the Units, subject to certain limited exceptions; provided, however, that WMC, AREE and its members will agree not to transfer such Units or Common Shares for a period of 24 months following the date of the issuance of the Units. In general, the Company will, for each of (i) the Unit recipients, (ii) the Warrant holders, and (iii) AREE, as the holder of the AREE Common Shares, register (a) the Common Shares issuable upon the exchange of Units, (b) the Common Shares issuable upon the exercise of Warrants, and (c) the AREE Common Shares, within one year following the Closing and will agree to use commercially reasonable efforts to register for resale under the Securities Act the AREE Common Shares and the Common Shares issuable upon exchange of the

Units or exercise of the Warrants and to maintain the effectiveness of such registration statement until, in the case of the AREE Common Shares, the date when all of such AREE Common Shares have been disposed of and, in the case of the Units and the Warrants, the earlier of the date when, in each case, all of such Common Shares have been disposed of or three years after the exchange of all Units or exercise of all Warrants, as the case may be, issued in the Transaction. Additionally, each of the Master Registration Rights Agreement and the AREE/WMC Registration Rights Agreement will provide that the Company shall grant certain piggyback registration rights to the holders of such Units, Warrants and AREE Common Shares (but, in the case of the Units and the Warrants, only as to the Common Shares issuable upon exchange of such Units or exercise of such Warrants).

PUBLIC ANNOUNCEMENT OF THE TRANSACTION

     The first public announcement of the proposed transactions described above was made by the Company on June 10, 1998. No trading in the Common Shares had occurred on June 8 or June 9, 1998. On June 5, 1998 (the last day preceding such public announcement on which trading in the Common Shares did occur), both the high and low sale prices of the Common Shares were $8.875 per Common Share.

DISSENTERS' RIGHTS OF APPRAISAL

     Under Maryland law, dissenting shareholders of the Company are not entitled to rights of appraisal and to receive fair value for their Common Shares in connection with the Transaction.

                                 RISK FACTORS

     The Company's shareholders should carefully consider, among other things, the following risk factors before voting on the proposals set forth in this Proxy Statement.

CONFLICTS OF INTEREST OF CERTAIN CURRENT AND PROPOSED TRUSTEES AND EXECUTIVE OFFICERS

     Conflicts of Interest in Failure to Enforce Terms of Master Contribution Agreement, WMC Contribution Agreement and Other Agreements. Following the Transaction, AREE, through Messrs. Hoyt and Lambert, and WMC, through Mr. Leas, will have substantial influence over the Board of Trustees. In addition, Mr. Lund will be appointed the Chief Executive Officer of the Company in connection with the Transaction. Consequently, such persons may have a conflict of interest with respect to their obligations as officers and Trustees to the extent the Company or the Operating Partnership attempts to enforce its rights under the Master Contribution Agreement or the WMC Contribution Agreement or any other agreement to which AREE or its members or WMC or their respective affiliated entities are parties, including, without limitation, (i) Property Management Agreements with HPI and WRI and (ii) certain leases of office space in the Acquired Properties. The failure to enforce the material terms of any such agreement, particularly indemnification provisions and the remedy provisions for breaches of representations and warranties or failures to perform covenants, could result in a substantial monetary loss to or otherwise could have a material adverse effect on the Company and its shareholders.

     Conflicts of Interest of Current Trustees in Approving the Transaction. Conflicts of interest relating to the Transaction exist because certain members of the current Board of Trustees have certain interests in, and will receive certain benefits from, the Transaction that are in addition to the interests of and benefits to be received by the shareholders of the Company. In this regard, if the Transaction is consummated, and if the nominees for election as Trustees are elected at the Special Meeting, Arnold K. Leas will remain on the Board of Trustees of the Company with a term scheduled to expire at the 2001 Annual Meeting of Shareholders. Mr. Leas, members of his immediate family and trusts for the benefit of such persons own approximately 41.8% of the outstanding capital stock of WMC, which, upon consummation of the Transaction, will receive 470,588 Units (valued at an aggregate of approximately $4.0 million based on a price of $8.50 per Unit), will be paid the Termination Fee of approximately $1.6 million and will receive 500,000 Warrants. For an initial term of two years after the Closing, WRI, a wholly owned subsidiary of WMC, will receive a management fee equal to 5.0% of the gross rental receipts collected in connection with the operation of Wellington Centre, along with an incentive bonus if certain targets are met. In addition, in connection with the Transaction, the Company will obtain Trustees' and officers' insurance and casualty insurance with respect to all of the Properties. WISI, a wholly owned subsidiary of WMC, will receive a commission equal to approximately 10% of each premium paid with respect to the

Trustees' and officers' insurance and 15% of each premium paid in connection with the casualty insurance. Finally, each member of the current Board of Trustees may be considered to have an inherent conflict of interest in his recommendation of the adoption of the amendments to the Declaration contained in the Articles of Amendment and Restatement (the approval of which is a condition precedent to the consummation of the Transaction) in that certain of such amendments (a) could have the effect of entrenching the current Board of Trustees or making their removal more difficult, and (b) provide the current Board of Trustees with additional protection through the enhancement of the indemnification benefits provided under the Declaration. See also "Proposal II-- Approval of Amendments to the Declaration of Trust--Potential Conflicts of Interest in Board of Trustees' Recommendation of Approval of the Amendments to the Declaration."

     Competition from Other Business Interests of Certain Officers and Trustees. Messrs. Lambert and Hoyt may own or have a substantial economic interest in properties that will not be acquired by the Company as part of the Transaction. In particular, Mr. Hoyt owns several additional industrial properties located in Plymouth, Minnesota, which properties may compete with certain of the Acquired Properties located in the same area. The Company believes that none of the other properties in which Messrs. Lambert or Hoyt has a material economic interest will compete with any of the properties owned by the Company after completion of the Transaction; however, it is possible that these properties may compete with the Company in the future in the event the Company were to invest in a property in close proximity to such properties.

     Tax Consequences to Certain Officers and Trustees. After the Transaction, certain officers and Trustees of the Company will own Units. Prior to the exchange of such Units for Common Shares, officers and Trustees of the Company who own Units may suffer different and more adverse tax consequences than holders of Common Shares or other holders of Units upon the sale of certain of the Company's Properties, the refinancing of debt associated with those Properties or in connection with a proposed tender offer or merger involving the Company and, therefore, such individuals and the Company, as partners in the Operating Partnership, may have different objectives regarding the appropriate terms of any such transaction.

   LACK OF INDEPENDENT VALUATION OF ACQUIRED PROPERTIES AND UNITS

     Pursuant to the terms of the Master Contribution Agreement and the WMC Contribution Agreement, the Acquired Properties will be acquired by the Operating Partnership in exchange for 9,860,838 Units, the assumption of approximately $71.8 million of mortgage and related indebtedness and the payment of approximately $33.6 million cash. The terms on which the Acquired Properties will be contributed to the Operating Partnership were negotiated among the Company, AREE and WMC, but without any appraisals of any of the Acquired Properties and without a fairness opinion of the Transaction from the financial point of view of the Company. In addition, certain of the current Trustees have certain interests in, and will receive certain benefits from, the Transaction that are in addition to those of the shareholders of the Company (see "--Conflicts of Interest of Certain Current and Proposed Trustees and Executive Officers"). Consequently, no assurance can be given as to whether the consideration paid for the assets contributed by each of AREE and WMC is equal to, less than or greater than a third-party valuation of such assets or that the Transaction would be considered by an independent third party to be fair to, or in the best interest of, the outside shareholders of the Company.

POTENTIAL PAYMENT OF EXCESS CONSIDERATION DUE TO FIXED PER UNIT PURCHASE
PRICE

     The Units to be issued in the Transaction have been valued for purposes of the Transaction at a fixed price of $8.50 per Unit, which price was the current market price for the Common Shares on the date the initial Memorandum of Understanding was executed (which has been subsequently superseded by the Master Contribution Agreement). The Company subsequently agreed to issue the AREE Common Shares at a per-share price of $9.50. On October 6, 1998, the Closing price for the Common Shares on Nasdaq was $8.50 per share. If the Transaction is consummated at a time when the market price for the Common Shares on Nasdaq exceeds $8.50 or $9.50 per share, then the persons receiving Units or AREE Common Shares, respectively, will be receiving a consideration in the Transaction which has a market value in excess of the fixed price attributable to such securities in the Master Contribution Agreement and the WMC Contribution Agreement and, on the basis of the market price of the securities to be issued, the Company may be receiving assets having a value less than the aggregate market value attributable to the securities issued as consideration for the contribution of those assets. Changes in the market price of the Common Shares at the time of the consummation of the Transaction will affect the value of the securities to be issued in the Transaction.

CONCENTRATION OF SHARE OWNERSHIP

     Immediately following the Transaction, AREE and its members will collectively beneficially own approximately 54.3% of the issued and outstanding Common Shares on a fully diluted basis. In addition, pursuant to the Shareholder Agreement, the Subject Shareholders, who will hold approximately 63.6% of the issued and outstanding Common Shares on a fully diluted basis, have agreed to vote all of their Common Shares for Trustees designated by AREE and WMC. As of June 30, 1998, shareholders of the Company who were not insiders of the Company held approximately 80.8% of the issued and outstanding Common Shares, while issued and outstanding Common Shares held by current shareholders who are not insiders of the Company will represent approximately 5.3% of the issued and outstanding Common Shares on a fully diluted basis following consummation of the Transaction. Accordingly, current outside shareholders of the Company may experience substantial dilution of their voting power with respect to matters submitted to the Company's shareholders, and AREE, WMC, George A. Moser and persons and entities affiliated with AREE, WMC or George A. Moser may have substantial influence over the Company and on the outcome of any matters submitted to the Company's shareholders or the Operating Partnership's limited partners for approval, which influence might not be consistent with the interests of other shareholders of the Company or limited partners of the Operating Partnership. See "Proposal III--Election of Trustees--Security Ownership of Certain Beneficial Owners and Management."

POTENTIAL ADVERSE EFFECTS OF COMBINING OPERATIONS

     There can be no assurance that costs or other factors associated with the integration of the Company and the Acquired Properties would not adversely affect future combined results of operations or the benefits of expected cost savings to incur as a result of the Transaction. Additionally, the timing and integration of the separate business enterprises may cause substantial fluctuations in operating results for the foreseeable future.

ABSENCE OF WRITTEN AGREEMENT REGARDING NEW CREDIT FACILITY

     A condition to the consummation of the Transaction is the consummation of the New Credit Facility. None of the Company, the Operating Partnership, AREE or WMC has entered into any written agreement with respect to the New Credit Facility. There can be no assurance that the terms of the New Credit Facility when (and if) consummated will not differ materially from the terms described herein and that the future prospects and results of operations of the Company will not be materially and adversely affected by the terms thereof.



PROPOSED REQUIREMENTS AND RESTRICTIONS UNDER THE NEW CREDIT FACILITY

     Guarantee. The Company and the Operating Partnership may be required to provide a full guarantee of the New Credit Facility in the event of the commission of certain "bad" acts in contravention of the terms of the New Credit Facility. In such event, the Company and the Operating Partnership may have full recourse liability for all monies due under the New Credit Facility.

     Restrictions on Distributions. At certain times during the term of the New Credit Facility, the Company and the Operating Partnership may be restricted as to the amount of dividends that may be paid on the Common Shares and the distributions that may be made to the partners of the Operating Partnership. As a result, prior to an event of default under the New Credit Facility, the Company and the Operating Partnership may be permitted to make dividend payments and other distributions only in the amount required to enable the Company to retain its REIT status (the "Required Distributions"). After the occurrence of certain events of default under the New Credit Facility, however, the Company and the Operating Partnership may not be permitted to make the Required Distributions, and, in that event, the Company may not be able to retain its status as a REIT.

RIGHTS GRANTED TO FEE OWNERS AND WMC IN CONNECTION WITH SALES OR TRANSFERS OF ACQUIRED PROPERTIES

     The Company has agreed that, for periods of time following the Closing Date, which periods range from two to 10 years, the Operating Partnership shall be prohibited from the sale, transfer or other voluntary disposition of such Acquired Properties (other than by way of foreclosure), and from repaying mortgage indebtedness secured by one or more of such Acquired Properties (unless such repaid mortgage indebtedness is replaced by a new mortgage loan in substantially the same amount as that repaid), unless the terms of any such sale or refinancing transaction comply with certain restrictions and requirements described in the Assigned Contribution Agreements that are intended to permit the transferring Fee Owners of ownership interests in such Acquired Properties to defer the recognition of gain for federal income tax purposes, which gain would ordinarily be recognized by such Fee Owners on the sale of such property or satisfaction of such mortgage indebtedness. For example, a sale of an Acquired Property utilizing a like-kind exchange, pursuant to Section 1031 of the Code, is a permissible methodology through which the Operating Partnership may consummate a sale of an Acquired Property without causing the need for the Fee Owners to recognize gain on that sale. As a result of these contractual restrictions, the Company may be prevented from entering into transactions for the sale or refinancing of Acquired Properties during certain periods of time or on economic terms that might otherwise be in the best interests of the Company's shareholders or the other partners in the Operating Partnership, or the Company may incur certain costs or expenses in favor of the Fee Owners at a time that might not be in the best interests of the Company's shareholders. See "--The Transaction--Certain Additional Covenants."

CHANGES IN SENIOR MANAGEMENT AND CONTROL OF BOARD OF TRUSTEES

     In the event the Transaction is consummated, Duane H. Lund will become the Chief Executive Officer of the Company and Steven B. Hoyt and Paul T. Lambert will become Trustees of the Company. Each of such individuals is an affiliate of AREE and is not currently an officer, trustee, director or employee of the Company and, as a result, has had no experience with the operations of the Company. Although Messrs. Hoyt and Lambert will constitute only two of seven members of the Board of Trustees, as a result of provisions of the Company's Bylaws requiring 80% Trustee approval with respect to substantially all material actions taken by the Company (including actions taken by the Company as sole general partner of the Operating Partnership), Messrs. Hoyt and Lambert will have substantial influence and control over matters to be considered by the Board of Trustees and as to those matters that the Board of Trustees determines to submit to shareholders for consideration. As Chief Executive Officer, Mr. Lund will have substantial influence over the Company's day-to-day operations. Additionally, although Mr. Lund has in excess of 11 years of experience in commercial real estate and has served as a senior regional director of a publicly traded REIT, he has had no experience as chief executive officer of a publicly traded entity. See "Proposal III--Election of Trustees."

EXPANSION INTO NEW PROPERTY TYPES

     Although current management has experience in the acquisition and development of multifamily residential properties, the Acquired Properties consist solely of office and industrial properties, and there can be no assurance that management of the Company will be able successfully to integrate and oversee these diverse types of properties. The acquisition and development of office and industrial properties may be subject to certain risks that are applicable to a lesser degree to multifamily residential properties, including the necessity of entering into longer-term leases, greater variety of required tenant services and greater need to engage third-party leasing brokers. For a description of general risks involving investments in real estate, see "--Real Estate Investment Risks."

DEPENDENCE ON PRIMARY MARKETS

     The Company's historical experience is in Wisconsin, where the Current Properties are located. After the completion of the Transaction, the Operating Partnership's properties will be located in the Midwest region of the United States. The Company's revenues and the value of its Properties may be affected by a number of factors in its markets, including the local economic climate (which may be adversely impacted by business layoffs or downsizing, industry slowdowns, changing demographics and other factors) and local real estate conditions (such as oversupply of, or reduced demand for, residential, office or industrial space). Therefore, the Company's performance and the ability of the Operating Partnership to make distributions to the Company and the limited partners will likely be dependent, to a significant extent, on the economic conditions in such markets. See "--The Transaction--The Acquired Properties."

OUTSIDE MANAGEMENT OF PROPERTIES

     The Company does not self-manage its Current Properties, nor will it self-manage the Acquired Properties. Instead, the Company will be entirely externally managed and will enter into Property Management Agreements with various third parties, each of which will be engaged to perform day-to-day property management and leasing services for certain of the Properties located in a particular geographic region. In the event that the Company is dissatisfied with the quality of services performed by any of such third-party managers, the Company will seek to terminate the Property Management Agreement in question and will seek to engage another third party appropriate for the geographic region in question; however, each of the agents that the Company will initially engage to manage and lease the Acquired Properties is controlled by holder of Units who, therefore, may have a conflict of interest with respect to such activities. In addition, the initial terms of the Property Management Agreements range from two to five years and are not terminable by the Company prior to such time except in certain limited circumstances. Should the Company terminate any such Property Management Agreement, except under such limited circumstances, prior to the expiration of the then-current term thereof, the Company would remain obligated to pay the applicable management fee (which fees range from 2.0% to 5.0% of the gross rental receipts associated with a particular Property) with respect to the balance of the term of the terminated Property Management Agreement. In addition, the Company generally would require the services of a new property manager, whose fees may be in excess of the 2.0% to 5.0% of gross rental receipts payable under the Property Management Agreements. See "Proposal III--Election of Trustees--Certain Relationships and Related Transactions--Property Management Agreements."

     In addition to the risks described above, it should be noted that self-management, rather than external management, of assets is generally favored by REITs. The Company will have no control over, or ownership interest in, the third-party managers, which will operate as independent contractors. Consequently, the Company will not be able to assure that the day-to-day operations of these properties are conducted in a manner consistent with the Company's best interests.

SHARES ELIGIBLE FOR FUTURE SALE

     Sales of a substantial number of Common Shares in the public market from time to time following the Transaction could adversely affect prevailing market prices of the Common Shares. In the Transaction, 105,263 AREE Common Shares will be issued and up to 9,860,838 Common Shares will be issuable from time to time upon exchange of Units to be issued in the Transaction. Pursuant to the Master Contribution Agreement and the WMC Contribution Agreement, AREE and its members and WMC have agreed not to sell, transfer or otherwise dispose of their Common Shares, including Common Shares issuable upon exchange of Units, for a period of 24 months following the date of issuance of such securities, subject to certain limited exceptions. In addition, pursuant to the Assigned Contribution Agreements, the other holders of Units issued in the Transaction (other than entities controlled by Mr. Hoyt, who are subject to the 24-month lock-up described in the preceding sentence) have agreed not to sell, transfer or otherwise dispose of the Common Shares issuable upon exchange of Units for a period of 12 months following the date of issuance such Units, subject to certain limited exceptions. The Company has agreed to promptly file 12 months after the Closing Date a registration statement with the SEC to register under the federal securities laws the Common Shares issued to AREE and the Common Shares issuable to holders of Units issued in the Transaction upon exchange of such Units or exercise of the Warrants. Following the registration of such Common Shares, the sale in the public market of such Common Shares could, and depending upon the number of Common Shares involved, likely would, adversely affect prevailing market prices. Such sales could reduce the market price of the Common Shares, and the Company's ability to raise additional capital through equity markets could adversely be affected.

NO LIMITATION ON INDEBTEDNESS

     Following the Transaction, the Company intends to fund acquisition opportunities partially through short-term borrowings, as well as out of undistributed cash. It expects to refinance properties purchased with short-term borrowings either with long-term indebtedness or equity financing depending upon the economic conditions at the time of refinancing. The Company will have a general policy of maintaining a ratio of debt-to-total market capitalization (i.e., total debt of the Company as a percentage of the market value of issued and outstanding Common Shares and Units plus total debt) of approximately 65% or less. However, there are no limitations in the Company's or the Operating Partnership's organizational documents that limit the amount of indebtedness that either entity may incur, although the New Credit Facility and other debt instruments will contain certain restrictions on the amount of indebtedness that the Company may incur. Accordingly, the Board of Trustees could alter or eliminate this policy from time to time to the extent permitted by its debt agreements. If this policy were changed, the Company or the Operating Partnership could become more highly leveraged, resulting in an increase in debt service payments that could adversely affect the Company's or the Operating Partnership's cash flow, and consequently, the cash available for distribution to shareholders and partners and could increase the risk of default on the Company's or the Operating Partnership's indebtedness. The Company's or the Operating Partnership's leverage level could also affect their ability to (i) obtain financing in the future, (ii) undertake refinancings on terms and subject to conditions deemed acceptable, (iii) pursue their acquisition strategies or (iv) compete effectively or operate successfully under adverse economic conditions.

POTENTIAL ADVERSE TAX CONSEQUENCES OF FAILURE TO QUALIFY AS A REIT

     The Company believes that it has qualified and will continue to operate in a manner intended to allow it to qualify as a REIT under the Code. Although the Company's management believes that the Company was organized and operates in such a manner, no assurance can be given that the Company qualifies as a REIT or that the Company will remain qualified as a REIT following the Transaction. Qualification as a REIT involves the application of highly technical and complex provisions of the Code for which there are only limited judicial or administrative interpretations and involves the determination of various factual matters and circumstances not entirely within the Company's control.

     Treasury Regulations require the Company to maintain records that disclose the actual ownership of its outstanding shares of beneficial interest. In fulfilling its obligations to maintain records, the Company must demand written statements each year from the record holders of designated percentages of its shares of beneficial interest disclosing the actual owners of such shares (as prescribed by Treasury Regulations). A list of those persons failing or refusing to comply with such demand must be maintained as part of the Company's records. Under recently enacted legislation, for taxable years beginning after August 7, 1997, a REIT that fails to send its so-called "shareholder demand letters" may be subject to a $50,000 fine. For periods beginning prior to August 7, 1997 (including the Company's 1996 and 1997 taxable years), the consequences of a failure to issue shareholder demand letters were uncertain, although applicable Treasury Regulations indicate that failure to do so could
result in loss of REIT status.   Based upon those regulations, the Internal
Revenue Service (the "IRS"), in a few highly publicized cases, sought to disqualify certain REITs for failure to send their shareholder demand letters.

     For its taxable years ending both 1996 and 1997, the Company unintentionally failed to send in a timely fashion to its shareholders such shareholder demand letters. Such shareholder demand letters were sent by the Company to its shareholders in September 1998. As a consequence of that failure, the IRS may contend that the Company did not qualify as a REIT for 1996 and 1997. The IRS has given no indication that it intends to challenge the Company's qualification as a REIT for failure to send such letters. If the IRS were successfully to challenge the Company's status as a REIT, it could do so both for years 1996 and 1997, require the Company to pay tax on its income as a regular corporation, and deny the Company the ability to re-elect REIT status until possibly as late as 2002. In this event, the Company could be subject to potentially significant tax liabilities, and the amount of cash available for distribution to shareholders would be reduced and possibly eliminated.

     The Company believes the Operating Partnership has been organized as a partnership and will qualify for treatment as such under the Code. If the Operating Partnership ceases to qualify as a partnership, the Company would fail to qualify as a REIT, and the Operating Partnership would become subject to federal income tax on its income at corporate rates. See "--Federal Income Tax Matters."

LIMITATIONS ON CHANGES IN CONTROL

     Following the consummation of the Transaction, the Declaration (as to be amended by the Articles of Amendment and Restatement) and the Operating Partnership Agreement will contain a number of provisions that may limit the ability of outside parties to acquire control of the Company, including the following:

     Ownership Limits. To facilitate maintenance of its qualification as a REIT for federal income tax purposes, the Company will prohibit ownership, directly or by virtue of the attribution provisions of the Code, by any single shareholder of more than the lesser of (a) 3.0% of the value of all issued and outstanding equity securities of the Company, (b) 9.9% of the total combined voting power of all classes of issued and outstanding equity securities of the Company, and (c) 9.9% of the total number of shares of all classes of issued and outstanding equity securities of the Company. These limits may have the effect of precluding a change in control of the Company by a third party without the consent of the Board of Trustees, even if such change in control would be in the interest of the limited partners of the Operating Partnership or shareholders of the Company (and even if such change in control would not reasonably be expected to jeopardize the REIT status of the Company). See "Proposal II--Approval of Amendments to the Declaration of Trust."

     Staggered Board. After the Transaction, the Board of Trustees of the Company will have three classes of Trustees. The terms of the first, second and third classes will expire in 1999, 2000 and 2001, respectively. Trustees for each class will be chosen for a three-year term upon the expiration of the term of the then current class, beginning in 1999. The staggered terms for Trustees may affect the shareholders' ability to effect a change in control of the Company even if a change in control would be in the best interests of the limited partners of the Operating Partnership or shareholders of the Company. See "Proposal II--Approval of Amendments to the Declaration of Trust" and "Proposal III--Election of Trustees."

     Preferred Shares of Beneficial Interest. The Declaration (as to be amended by the Articles of Amendment and Restatement) will authorize the Board of Trustees of the Company to issue up to 10,000,000 preferred shares of beneficial interest and to establish the preferences and rights of any preferred beneficial interests issued. The issuance of preferred shares of beneficial interest having special preferences or rights could have the effect of delaying or preventing a change in control of the Company. For instance, although it currently has no plans to do so, the Company could institute a "rights plan" pursuant to which it would declare a dividend of preferred share purchase rights to its existing shareholders. If triggered, such purchase rights would have certain anti-takeover effects that would cause substantial to a person or group of persons that acquires more than a specified percentage of the Common Shares on terms not approved by the Board of Trustees. The proposed increase in authorized Preferred Shares of the Company could therefore discourage, delay or make more difficult a merger, tender offer or other similar transaction, even if such transaction were in the best interests of the shareholders of the Company or the partners of the Operating Partnership. See "Proposal II--Approval of Amendments to the Declaration of Trust."

     Consent Rights of the Limited Partners. Under the Operating Partnership Agreement, the Company generally will be able to merge or consolidate with another entity with the consent of the general partner and a Limited Partner Consent as long as the holders of Units either will receive or will have the right to receive the same consideration as the holders of Common Shares.
Because a Limited Partner Consent is necessary, a merger or consolidation otherwise beneficial to shareholders of the Company may be prohibited. See "-- The Transaction--The Operating Partnership and Operating Partnership Agreement."

     Inability to Transfer the Company's Interests. The Operating Partnership Agreement will provide that the Company may not transfer any of its interests as general partner in the Operating Partnership, except in certain limited circumstances. See "--The Transaction--The Operating Partnership and Operating Partnership Agreement."

     Maryland Business Combination Statute. Under the Maryland General Corporation Law (the "MGCL"), as applicable to real estate investment trusts, certain "business combinations" (including certain issuances of equity securities) between a Maryland real estate investment trust and any person who owns 10% or more of the voting power of the trust's then outstanding shares of beneficial interest or an affiliate or an associate of the trust that, at any time in the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the trust's shares (an "Interested Shareholder") or an affiliate of the Interested Shareholder are prohibited for five years after the most recent date on which the Interested Shareholder became an Interested Shareholder. Thereafter, any such business combination must be approved by the board of trustees of the trust and a supermajority (80%) of the trust's outstanding voting shares, and by two-thirds of voting shares other than voting shares held by an Interested Shareholder unless, among other conditions, the trust's common shareholders receive a minimum price (as defined in the MGCL) for their shares and the consideration is received in cash or in the same form as previously paid by the Interested Shareholder. As permitted by the MGCL, the Company has opted out of the protections of the statute with respect to all transactions with AREE or its affiliates. Accordingly, AREE and its affiliates may be able to enter into "business combination" transactions with the Company without the supermajority approval of the shareholders.

     Severance Obligations. Pursuant to the Employment Agreements to be entered into with Messrs. Rice and Lund, the Company will be obligated to pay each such individual three times his salary and average performance bonuses and continue his benefits for three years upon a merger or other change of control if the individual terminates his employment within sixty days after the merger or change of control or the Company or its successor terminates the individual within one year either before or after such merger or change of control.
Payment of such severance amounts may deter potential acquirors of the Company even if such proposed acquisitions would be beneficial to the shareholders or the Company. See "Proposal III--Election of Trustees--Executive Compensation-- Employment Agreements."

REAL ESTATE INVESTMENT RISKS

     General Risks. Real property investments are subject to varying degrees of risk. The yields available from equity investments in real estate depend on the amount of income generated and expenses incurred. If the Acquired Properties do not generate revenues sufficient to meet operating expenses, including debt service and capital expenditures, the cash flows of the Operating Partnership and the Company and ability to pay distributions to the shareholders of the Company or the holders of Units will be adversely affected.

     Income from real property investments may be adversely affected by a number of factors, including the national economic climate, the local economic climate (which may be adversely impacted by plant closings, industry slowdowns and other factors), local real estate conditions (such as an oversupply of or a reduced demand for residential space, office space or industrial space), the attractiveness of a property to potential tenants, the perceptions by prospective residents of the safety and convenience of a residential community, the ability of the owner to provide adequate management, maintenance and insurance, and increased operating costs (including real estate taxes and utilities). In addition, revenues from properties and real estate values are also affected by such factors as the cost of compliance with regulations and the potential for liability under applicable laws, including changes in tax laws and housing laws, interest rate levels and the availability of financing. The income of the Operating Partnership and the Company would be adversely affected if a significant number of tenants were unable to pay rent or if office, residential or industrial space could not be rented on favorable terms. Certain significant expenditures associated with an investment in real estate (such as mortgage payments, real estate taxes and maintenance costs) generally are not reduced when circumstances cause a reduction in income from the investment.

     Operating Risks. The Acquired Properties are subject to all operating risks common to real estate properties in general, any and all of which could adversely affect occupancy or rental rates. Increases in operating costs due to inflation and other factors may not be offset by increased rents. Tenants may be unable or unwilling to pay rent increases. The local rental market may limit the extent to which rents for residential, office and industrial space may be increased to meet increased expenses without decreasing occupancy rates. If any of the above occur, the ability of the Operating Partnership to achieve its desired yields on its properties and to make expected distributions to the Company and the limited partners could be adversely affected.

     Compliance with Laws and Regulations. Many laws and governmental regulations are applicable to the Acquired Properties, and changes in these laws and regulations, or their interpretation by agencies and the courts, occur frequently. Under the Americans with Disabilities Act of 1990 (the "ADA"), all places of public accommodation, effective beginning in 1992, are required to meet certain federal requirements related to access and use by disabled persons. Compliance with the ADA requires removal of structural barriers to handicapped access in certain public areas where such removal is "readily achievable." A number of additional federal, state and local laws exist which also may require modifications to the Acquired Properties, or restrict certain further renovations thereof, with respect to access thereto by disabled persons. Noncompliance with the ADA or any of such other laws could result in the imposition of fines or an award of damages to private litigants. Although management of the Company believes that after the Transaction the Properties will be substantially in compliance with present requirements, final regulations under the ADA have not yet been promulgated and the Company is likely to incur additional costs of complying with the ADA. If required changes involve a greater amount of expenditures than the Company currently anticipates, the ability of the Operating Partnership to make expected distributions to the Company and the limited partners could be adversely affected. See "Business and Properties --Regulations and Insurance."

     Financially Distressed Tenants. In the event of any default by a tenant, the Company may experience delays in enforcing its rights as landlord and may incur substantial costs in protecting its investment. A tenant of the Company's Properties may seek the protection of the bankruptcy laws at any time, which could result in the rejection and termination of such tenant's lease and thereby cause a reduction in the cash flow available for distribution by the Operating Partnership and the Company.

     Market Illiquidity. Equity real estate investments are relatively illiquid. This illiquidity will tend to limit the ability to vary the Operating Partnership's portfolio promptly in response to changes in economic or other conditions. In addition, the Operating Partnership's ability to sell properties held for fewer than four years will be limited by the Code, which may affect the Operating Partnership's ability to sell properties without adversely affecting returns to shareholders and limited partners.

POTENTIAL ENVIRONMENTAL LIABILITIES

     Under various federal, state and local environmental laws, ordinances and regulations, a current or previous owner or operator of real estate may be required (often regardless of knowledge or responsibility) to investigate and remediate the effects of hazardous or toxic substances or petroleum product releases at its properties, and may be held liable to a governmental entity or to third parties for property damage and for investigation and remediation costs incurred by them in connection with the contamination, which costs may be substantial. The presence of such substances (or the failure to properly remediate the contamination) may have a material adverse effect on the owner's ability to borrow against, sell or rent the affected property. In addition, certain environmental laws create liens on contaminated sites in favor of the government for damages and costs it incurs in connection with the contamination.

     Certain federal, state and local laws and regulations govern the removal, encapsulation or disturbance of asbestos-containing materials ("ACMs") when such materials are in poor condition or in the event of construction, remodeling, renovation or demolition of a building. Those laws may impose liability for release of ACMs and may provide for third parties to seek recovery from owners or operators of real properties for personal injury associated with ACMs. In connection with its ownership and operation of the Properties, the Operating Partnership and the Company may potentially be liable for such costs.

     No assurances can be given that (i) future laws, ordinances or regulations will not impose material environmental liability or (ii) the current environmental condition of the Properties will not be affected by the condition of land or operations in the vicinity of such properties (such as the presence of underground storage tanks) or by properties of third parties unrelated to the Operating Partnership or the Company. See "Business and Properties-- Environmental Matters."

DEPENDENCE ON KEY PERSONNEL

     In connection with the Transaction, Duane H. Lund will become the Chief Executive Officer of the Company, Robert F. Rice will become the President of the Company, and Paul T. Lambert and Steven B. Hoyt will become members of the Company's Board of Trustees. The Company will be dependent on the efforts of these individuals and the Company's other executive officers and Trustees. Although the Company believes that it could find replacements for its key personnel, the loss of the services of such key personnel could have a temporary adverse effect on the Company's operations. In addition, there can be no assurance that such replacements would have any experience with the operations of the Company or with the management of a publicly traded REIT. See "Proposal III--Election of Trustees."

DEBT FINANCING AND DEBT MATURITIES

     The Company and the Operating Partnership are subject to, and after the Transaction will continue to be subject to, the risks normally associated with debt financing, including the risk that the cash flows of the Company and the Operating Partnership will be insufficient to meet required payments of principal and interest, the risk that indebtedness on the Properties will not be able to be refinanced at maturity or that the terms of such refinancing will not be as favorable as the terms of such indebtedness.

     If the Company or the Operating Partnership were unable to refinance its indebtedness on acceptable terms, or at all, the Company or the Operating Partnership might be forced to dispose of one or more of the Properties upon disadvantageous terms, which might result in losses to the Company or the Operating Partnership and might adversely affect their ability to make distributions. If prevailing interest rates or other factors at the time of refinancing result in higher interest rates on refinancings, the interest expense of the Company and the Operating Partnership would increase, which would adversely affect the cash flows of the Company and the Operating Partnership and their ability to pay expected distributions to limited partners and shareholders. Further, if a Property is mortgaged to secure payment of indebtedness, and the Company or the Operating Partnership is unable to meet mortgage payments, the mortgagee could foreclose upon the Property, appoint a receiver and receive an assignment of rents and leases or pursue other remedies, all with a consequent loss of income and asset value to the Company and the Operating Partnership. Foreclosures could also create taxable income without accompanying cash proceeds, thereby hindering the Company's ability to meet the REIT distribution requirements of the Code. See "--The Transaction--New Credit Facility."

EFFECT ON COMMON SHARE PRICE OF EARNINGS AND CASH DISTRIBUTIONS

     It is generally believed that the market value of the equity securities of a REIT is primarily based upon the market's perception of the REIT's growth potential for its core portfolio, the value of its real estate portfolio and its prospects for accretive acquisitions and development. The combination of these factors creates a market perception of a REIT's current and potential future cash distributions, whether from operations, sales, acquisitions, developments or refinancings, and is secondarily based upon the value of the underlying assets. For that reason, Common Shares may trade at prices that are higher or lower than the net asset value per Common Share or per Unit. To the extent the Company retains operating cash flow for investment purposes, working capital reserves or other purposes rather than distributing such cash flow to shareholders, these retained funds, while increasing the value of the Company's underlying assets, may not correspondingly increase the market price of the Common Shares. The failure of the Company to meet the market's expectation with regard to future earnings and cash distributions would likely adversely affect the market price of the Common Shares.

ADDITIONAL COMPLEXITY AND COSTS ASSOCIATED WITH PORTFOLIO ACQUISITIONS

     After the Transaction, the Operating Partnership may acquire portfolios of multifamily residential properties, office properties, retail properties or industrial properties in single transactions in order to reduce acquisition expenses per property and to obtain a critical mass of assets that provides operating leverage. However, portfolio acquisitions are more complex than single-property acquisitions, and the risk that a multiple-property acquisition will not close may be greater than in a single-property acquisition. In addition, the costs for a proposed portfolio acquisition are generally greater than for a single-property acquisition. The failure to close one or more portfolio acquisitions could materially adversely impact the Operating Partnership's ability to increase funds from operations and may result in a charge to earnings for costs related to the failed acquisition.

     Portfolio acquisitions may also result in the Operating Partnership's owning properties in dispersed markets that are geographically removed from the Operating Partnership's principal markets. This geographic diversity will place additional demands on the Operating Partnership's ability to manage such operations.

ACQUISITION OF UNDESIRABLE PROPERTIES IN CONNECTION WITH PORTFOLIO
ACQUISITIONS

     Another risk associated with portfolio acquisitions is that a seller may require a group of properties to be purchased as a package, even though one or more of the properties in the portfolio does not meet the Operating Partnership's investment criteria. In those cases, the Operating Partnership may attempt to make a joint bid with another buyer, or may purchase a portfolio of properties with the intent to subsequently dispose of the properties that do not meet the Operating Partnership's criteria. In the case of joint bids, however, it is possible that the other buyer may default in its obligations, which increases the risk that the acquisition may not close, with the adverse consequences described above. In cases where the Operating Partnership intends to dispose of properties it does not wish to own, there can be no assurance as to how quickly the Operating Partnership could sell or exchange those properties or the terms on which they could be sold or exchanged. In addition, any gains on the sale of properties within four years of the date of acquisition could be subject to a 100% income tax under regulations applicable to REITs.

DEPENDENCE ON EXTERNAL SOURCES OF CAPITAL

     As with other REITs, but unlike corporations generally, the Company's ability to reduce its debt and finance its growth largely must be funded by external sources of capital because the Company generally will have to distribute to its shareholders 95% of its taxable income in order to qualify as a REIT. The Company's access to external capital will depend upon a number of factors, including the market's perception of the Company's growth potential, its current and potential future cash distributions and the market price of the Common Shares. The Company has not conducted operations through a limited partnership prior to the Transaction and, although management believes that the Company will be able to access the public market to raise capital, there can be no assurance that it will be able to do so.

DILUTION RELATING TO FUTURE ACQUISITIONS

     The Operating Partnership expects to pursue acquisitions of additional properties, which may be financed through the issuance of Units or other limited partnership interests directly to property owners or to the Company in exchange for cash. Any such Units or other limited partnership interests in the Operating Partnership may have certain preferences. Additional issuances of Units in connection with acquisitions of additional properties or for cash may occur in the discretion of the Board of Trustees and would result in proportional reductions of the percentage ownership interests of the limited partners (or other holders of Units) of the Operating Partnership.

YEAR 2000

     The year 2000 issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities.

     As a result of the Transaction, the Company anticipates it will upgrade its current information systems. The Company intends to review any and all purchases in this regard to ensure year 2000 compliance. The Company does not believe that the impact of the recognition of the year 2000 by its information and operating technology systems will have a material adverse effect on the Company's financial condition and results of operations.

     There can be no assurance that there will not be any year 2000-related operating problems or unanticipated expenditures that will arise with the Company's computer systems and software, whether existing or newly acquired, or that the systems of other companies on which the Company's systems rely will be timely converted and would not have an adverse effect on the Company's systems.

                          FEDERAL INCOME TAX MATTERS

     The Company was organized in 1994 and elected to be taxed as a REIT commencing with its taxable year ended on December 31, 1996. The Company believes that it was organized and has operated in a manner that permits it to satisfy the requirements for taxation as a REIT under the applicable provisions of the Code and intends to continue to operate in such a manner. No assurance can be given, however, that such requirements have been or will continue to be met. The following is a summary of certain federal income tax considerations that may be relevant to the Company and its shareholders in connection with the Transaction, including the continued treatment of the Company as a REIT for federal income tax purposes.

     The following discussion is based on the law existing and in effect on the date hereof, and the Company's qualification and taxation as a REIT will depend on compliance with such law and with any future amendments or modifications to such law. The qualification and taxation as a REIT will further depend upon the ability to meet, on a continuing basis through actual operating results, the various qualification tests imposed under the Code discussed below. No assurance can be given that the Company will satisfy such tests on a continuing basis.

     In brief, a corporation that invests primarily in real estate can, if it meets the REIT provisions of the Code described below, claim a tax deduction for the dividends it pays to its shareholders. Such a corporation generally is not taxed on its "REIT taxable income" to the extent such income is currently distributed to shareholders, thereby substantially eliminating the "double taxation" (i.e., tax at both corporate and shareholder levels) that generally results from an investment in a corporation. However, as discussed in greater detail below, such an entity remains subject to tax in certain circumstances even if it qualifies as a REIT. Further, if the entity were to fail to qualify as a REIT in any year, it would not be able to deduct any portion of the dividends it paid to its shareholders and would be subject to full federal income taxation on its earnings, thereby significantly reducing or eliminating the cash available for distribution to its shareholders.

TREATMENT OF THE TRANSACTION

     For certain of the Acquired Properties, that portion of the Transaction will be treated as a taxable purchase of the assets from the contributors. This will not cause the Company or the Operating Partnership to recognize taxable gain or loss. For certain other of the Acquired Properties, that portion of the Transaction will be treated as a tax-free contribution to the capital of the Operating Partnership. Pursuant to Section 704(c) of the Code, items of income, gain, loss and deduction attributable to appreciated or depreciated property that is contributed to a partnership in exchange for an interest in the partnership must be allocated for Federal income tax purposes in a manner such that the contributor is charged with, or benefits from, the unrealized gain or unrealized loss associated with the property at the time of the contribution. The amount of such unrealized gain or unrealized loss is generally equal to the difference between the fair market value of the contributed property at the time of contribution and the adjusted tax basis of such property at the time of contribution (the "Pre-Contribution Gain or Loss"). The Operating Partnership Agreement requires allocations of income, gain, loss and deduction attributable to such contributed property to be made in a manner that is consistent with
Section 704(c) of the Code. Thus, if the Operating Partnership sells contributed property at a gain or loss, such gain or loss will be allocated to the contributing partners, and away from the Company, generally to the extent of the Pre-Contribution Gain or Loss.

TAXATION OF THE COMPANY

     General. In any year in which the Company qualifies as a REIT, it will not generally be subject to federal income tax on that portion of its REIT taxable income or capital gain which is distributed to shareholders. The Company may, however, be subject to tax at normal corporate rates upon any taxable income or capital gains not distributed. Under recently enacted legislation, shareholders may be required to include their proportionate share of the REIT's undistributed long-term capital gain in income, but receive a credit for their share of any taxes paid on such gain by the REIT.

     Notwithstanding its qualification as a REIT, the Company also may be subject to taxation in certain other circumstances. If the Company should fail to satisfy either the 75% or the 95% gross income test (each as discussed below), and nonetheless maintains its qualification as a REIT (i.e., because certain other requirements are met), it will be subject to a 100% tax on the greater of the amount by which the Company fails either the 75% or the 95% test, multiplied by a fraction intended to reflect the Company's profitability. The Company will also be subject to a tax of 100% on net income from any "prohibited transaction" (as described below). Further, if the Company has (i) net income from the sale or other disposition of "foreclosure property" which is held primarily for sale to customers in the ordinary course of business or (ii) other non-qualifying income from foreclosure property, it will be subject to tax on such income from foreclosure property at the highest corporate rate. In addition, if the Company should fail to distribute during each calendar year at least the sum of (i) 85% of its REIT ordinary income for such year, (ii) 95% of its REIT capital gain net income for such year and (iii) any undistributed taxable income from prior years, the Company would be subject to a 4% excise tax on the excess of such required distribution over the amounts actually distributed.

     The Company also may be subject to the corporate alternative minimum tax, as well as to tax in certain situations not presently contemplated.

     The Company will use the calendar year both for federal income tax purposes, as is required of a REIT, and for financial reporting purposes.

     Failure to Qualify. If the Company fails to qualify for taxation as a REIT in any taxable year and certain relief provisions do not apply, the Company will be subject to tax (including any applicable alternative minimum tax) on its taxable income at regular corporate rates. Distributions to shareholders in any year in which the Company fails to qualify as a REIT will not be deductible by the Company, nor generally will they be required to be made under the Code. In such event, all distributions to shareholders will be taxable as ordinary income to the extent of current and accumulated earnings and profits (but, subject to certain limitations in the Code, corporate distributees may be eligible for a dividends received deduction). Unless entitled to relief under specific statutory provisions, the Company also will be disqualified from re-electing taxation as a REIT for the four taxable years following the year during which qualification was lost.

REIT QUALIFICATION REQUIREMENTS

     In order to qualify as a REIT, the Company must meet the following requirements, among others:

     Share Ownership Tests. The Company's shares of beneficial interest (which term, in the case of the Company, currently means the Common Shares) must be held by a minimum of 100 persons for at least 335 days in each taxable year (or a proportionate number of days in any short taxable year). In addition, at all times during the second half of each taxable year, no more than 50% in value of the outstanding shares of beneficial interest of the Company may be owned, directly or indirectly (and taking into account the effects of certain constructive ownership rules), by five or fewer "individuals" (the "50% Limitation"). For such purposes, the term "individual" includes tax-exempt entities, but any shares of beneficial interest held by a qualified domestic pension or other retirement trust will not be treated as held by a single individual but will be treated as held directly by the pension or trust beneficiaries in proportion to their actuarial interest in such trust. In addition, shares of beneficial interest owned, directly or indirectly, by a corporation will be considered as being owned proportionately by its shareholders.

     In order to force compliance with the foregoing share ownership tests (the "Share Ownership Tests"), the Articles of Amendment and Restatement place certain restrictions on the transfer of shares of beneficial interest to prevent concentration of ownership of beneficial interests in the Company. Moreover, to evidence compliance with these requirements, Treasury Regulations require the Company to maintain records that disclose the actual ownership of its outstanding shares of beneficial interest. In fulfilling its obligations to maintain records, the Company must and will demand written statements each year from the record holders of designated percentages of its shares of beneficial interest disclosing the actual owners of such shares (as prescribed by Treasury Regulations). A list of those persons failing or refusing to comply with such demand must be maintained as part of the Company's records. A shareholder failing or refusing to comply with the Company's written demand must submit with his tax return a similar statement disclosing the actual ownership of Company's shares of beneficial interest and certain other information.

     Under recently enacted legislation, for taxable years beginning after August 7, 1997, a REIT that fails to send its so-called "shareholder demand letters" may be subject to a $50,000 fine. For periods beginning prior to August 7, 1997 (including the Company's 1996 and 1997 taxable years), the consequences of a failure to issue shareholder demand letters were uncertain, although applicable Treasury Regulations indicate that failure to do so could
result in loss of REIT status.   Based upon those regulations, the IRS, in a few
highly publicized cases, sought to disqualify certain REITs for failure to send their shareholder demand letters.

     For its taxable years ending both 1996 and 1997, the Company unintentionally failed to send to its shareholders the shareholder demand letters requesting information as to the Company's share ownership in light of the Share Ownership Tests. As a consequence of that failure, the IRS may contend that the Company did not qualify as a REIT for 1996 and 1997, even though the Company did not (but for the failure to send letters) fail the Share Ownership Tests.

     The IRS has given no indication that it intends to challenge the Company's qualification as a REIT for failure to send such letters. If the IRS were successfully to challenge the Company's status as a REIT, it could do so both for years 1996 and 1997, require the Company to pay tax on its income as a regular corporation, and deny the Company the ability to re-elect REIT status until possibly as late as 2002. Given that the Company would have reported a net taxable loss as an ordinary corporation, the Company believes that the requirement to pay tax on income as a regular corporation would be of little consequence. The inability to reelect status as a REIT until 2002, however, would be material.

     Asset Tests. In addition to meeting the Share Ownership Tests, the Company must satisfy two tests relating to the nature of its assets (determined in accordance with generally accepted accounting principles) (the "Assets Tests"). First, at the close of each quarter of the Company's taxable year, at least 75% of the value of the Company's total assets must be represented by interests in real property, interests in mortgages on real property, shares in other REITs, cash, cash items, government securities and qualified temporary investments (the "75% Asset Test"). For such purposes, where the Company owns 100% of the stock of a subsidiary corporation (each a "qualified REIT subsidiary"), the separate taxable existence of such subsidiary will be ignored and the Company will be deemed to own directly all of the assets and liabilities of such subsidiary. Similarly, where the Company invests in a partnership (such as the Operating Partnership), the Company will be deemed to own a proportionate share of the partnership's assets (based upon its ownership of capital). Secondly, although the remaining 25% of the Company's assets generally may be invested without restriction, the Company may not own securities of any one non-government issuer (which is not a qualified REIT subsidiary) which exceed (i) 5% of the value of the Company's total assets (the "Value Test") or (ii) 10% of the outstanding voting securities of any one such issuer (the "Voting Stock Test").

     In the instant case, the Company's investment in the Operating Partnership will constitute an investment in qualified assets for purposes of the 75% Asset Test and, provided that the Operating Partnership owns only assets qualified to be owned by a REIT, the Company's indirect ownership of those assets by virtue of its ownership of Units will be considered ownership of qualified assets. It is not contemplated that the Operating Partnership will acquire any assets which are not eligible to be owned by a REIT. Further, the Company's ownership of the outstanding stock of each of Existing Subsidiaries should be considered the ownership of a qualified asset insofar as the Company owns 100% of the outstanding stock of each entity and such entities own only qualified REIT assets.

     Gross Income Tests. In addition to the Share Ownership Tests and the Asset Tests, there are two separate percentage tests relating to the sources of the Company's gross income which must be satisfied for each taxable year (the "Income Tests"). For such purposes, where the Company invests in a partnership (such as the Operating Partnership), (i) the Company will be treated as receiving its share of the income and loss of the partnership, and (ii) the gross income of the partnership will retain the same character in the hands of the Company as it has in the hands of the partnership. Similarly, in the case of its qualified REIT subsidiaries, the Company will be deemed to earn the income of such subsidiaries directly such that, to the extent that such income is qualified REIT income in the hands of the subsidiaries, the income will be qualified REIT income to the Company. The two Income Tests are described below.

     The 75% Test. At least 75% of the Company's gross income for the taxable year must be "qualifying income" (the "75% Income Test"). Qualifying income generally includes: (i) rents from real property (except as modified below);
(ii) interest on obligations secured by mortgages on, or interests in, real property; (iii) gains from the sale or other disposition of interests in real property and real estate mortgages, other than gain from property held primarily for sale to customers in the ordinary course of the Company's trade or business ("dealer property"); (iv) dividends or other distributions on shares in other REITs, as well as gain from the sale of such shares; (v) abatements and refunds of real property taxes; (vi) income from the operation, and gain from the sale, of property acquired at or in lieu of a foreclosure of the mortgage secured by such property ("foreclosure property"); and (vii) commitment fees received for agreeing to make loans secured by mortgages on real property or to purchase or lease real property.

     Rents received from a tenant will not, however, qualify as rents from real property in satisfying the 75% Income Test (or the test relating to 95% of a REIT's gross income described below (the "95% Income Test")) if the Company, or an owner of 10% or more of the Company, directly or constructively owns 10% or more of such tenant. In addition, if rent attributable to personal property leased in connection with a lease of real property is greater than 15% of the total rent received under the lease, then the portion of rent attributable to such personal property will not qualify as rents from real property. Moreover, an amount received or accrued will not qualify as rents from real property (or as interest income) for purposes of the 75% Income Test and 95% Income Test if it is based in whole or in part on the income or profits of any person (although an amount received or accrued generally will not be excluded from "rents from real property" solely by reason of being based on a fixed percentage or percentages of receipts or sales). Finally, for rents received to qualify as rents from real property for purposes of the 75% Income Test and 95% Income Test, the Company generally must not operate or manage the property or furnish or render services to customers, other than through an "independent contractor" from whom the Company derives no income. The "independent contractor" requirement does not apply to the extent that the services provided by the Company are "usually or customarily rendered" in connection with the rental of space for occupancy only, and are not otherwise considered "rendered to the occupant for his convenience." In addition, under recently enacted legislation, the Company may directly perform a de minimis amount of non-customary services.

     The 95% Income Test. In addition to deriving 75% of its gross income from the sources listed above, at least 95% of the Company's gross income for the taxable year must be derived from the above-described qualifying income or from dividends, interest, or gains from the sale or other disposition of stock or other securities that are not dealer property. Dividends and interest on any obligations not collateralized by an interest in real property are included for purposes of such 95% Income Test, but not for purposes of the 75% Income Test.

     For purposes of determining whether the Company complies with the 75% Income Test and the 95% Income Test, the term "gross income" does not include income from prohibited transactions. A "prohibited transaction" is a sale of property held primarily for sale in the ordinary course of the taxpayer's business (excluding foreclosure property). Important exceptions apply, including sales of property held for at least four years and meeting certain other requirements (relating to the number of properties sold in a year, their tax bases and the cost of improvements made thereto).

     Even if the Company fails to satisfy one or both of the 75% Income Test and 95% Income Test for any taxable year, it may still qualify as a REIT for such year if it is eligible for relief under certain provisions of the Code. Such relief provisions will generally be available if: (i) the Company's failure to comply is due to reasonable cause and not to willful neglect; (ii) the Company reports the nature and amount of each item of its income included in the tests on a schedule attached to its tax return; and (iii) any incorrect information on this schedule is not due to fraud with intent to evade tax. If such relief provisions apply, however, the Company will nevertheless be subject to a 100% tax on the greater of the amount by which it fails either the 75% Income Test or 95% Income Test, multiplied by a fraction intended to reflect the Company's profitability.

     Compliance with Income Tests. For the year following the Closing, AREE, WMC or the contributors of the Acquired Properties, or affiliates in which such parties have a 10% or greater interest, will be obligated as tenants to pay rent of approximately $314,000 with respect to the Acquired Properties. Rental income paid by such affiliates will not constitute qualifying rental income for purposes of the 75% Income Test and the 95% Income Test.

     The Company expects, based on current rent levels, as set forth in the pro forma financial information included elsewhere in this Proxy Statement, that its annual gross income following the Transaction will be at least $23.0 million. The Company estimates that its annual gross income for purposes of the Income Tests will be $3.2 million, such that the Company can earn up to $159,000 wtihout violating the 95% Income Test. Aside from the Company's percentage share of rental income to be paid by affiliates of AREE, WMC and other Fee Owners (currently estimated at $3,000), the Company does not expect that it will earn material amounts of non-qualifying income from either the Acquired Properties or its Current Properties. Based on the foregoing, the Company has determined that it will continue to satisfy the 75% Income Test and the 95% Income Test following consummation of the Transaction.

     The Company intends to monitor closely its non-qualifying income and anticipates that non-qualifying income from its other activities will not result in the Company failing to satisfy either the 75% Income Test or 95% Income Test. Certain of the contributors to the Operating Partnership may provide certain services at the properties in which the Company owns interests and possibly at any newly acquired properties. The Company believes that for purposes of the 75% and 95% Income Tests, the services provided at such properties and any other services and amenities provided by partners of the Operating Partnership or their agents with respect to such properties will be of the type usually or customarily rendered in connection with the rental of space for occupancy only and not rendered to the occupants of such properties. The Company intends that services that cannot be provided directly by the Operating Partnership or other agents will be performed by independent contractors.

     Annual Distribution Requirements. In addition to the foregoing, to qualify as a REIT, the Company is required to distribute dividends to its shareholders each year in an amount at least equal to (A) the sum of (i) 95% of the Company's "REIT taxable income" (computed without regard to the "dividends received deduction" and the Company's net capital gain) and (ii) 95% of the net income (after tax), if any, for foreclosure property, minus (B) the sum of certain items of non-cash income. Such distributions must be paid in the taxable year to which they relate, or in the following taxable year if declared before the Company timely files its tax return for such year and if paid on or before the first regular dividend payment after the declaration. To the extent that the Company does not distribute all of its net capital gain or distributes at least 95%, but less than 100%, of its REIT taxable income, as adjusted, it will be subject to tax on the undistributed amount at regular capital gain or ordinary corporate tax rates, as the case may be.

     The Company intends to make timely distributions sufficient to satisfy the annual distribution requirements described in the first sentence of the preceding paragraph. In this regard, the Operating Partnership Agreement authorizes the Company in its capacity as general partner to take such steps as may be necessary to cause the Operating Partnership to distribute to its partners an amount sufficient to permit the Company to meet the distribution requirements. It is possible that the Company may not have sufficient cash or other liquid assets to meet the 95% distribution requirement, due to timing differences between the actual receipt of income and actual payment of expenses on the one hand, and the inclusion of such income and deduction of such expense in computing the Company's REIT taxable income on the other hand, or for other reasons. The Company will monitor closely the relationship between its REIT taxable income and cash flow and, if necessary, intends to borrow funds (or cause the Operating Partnership or other affiliates to borrow funds) in order to satisfy the distribution requirement. However, there can be no assurance that such borrowing would be available at such time.

     If the Company fails to meet the 95% distribution requirement as a result of an adjustment to the Company's tax return by the IRS, the Company may retroactively cure the failure by paying a "deficiency dividend" (plus applicable penalties and interest) within a specified period.

     Failure to Qualify. If the Company fails to qualify for taxation as a REIT in any taxable year and the relief provisions do not apply, the Company will be subject to tax (including any applicable alternative minimum tax) on its taxable income at regular corporate rates. Further, in any year in which the Company fails to qualify as a REIT, the Company will be ineligible to deduct its distributions to shareholders, while the shareholders will be subject to tax at ordinary income rates (to the extent of current and accumulated earnings and profits of the Company) on distributions received (unless the dividends received deduction available for corporate shareholders applies). More importantly, unless entitled to relief under specific statutory provisions, the Company may also be disqualified from re-electing taxation as a REIT for the four taxable years following the year during which qualification was lost.

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

TAX ASPECTS OF THE COMPANY'S INVESTMENTS IN THE OPERATING PARTNERSHIP

     General. An entity classified as a partnership for federal income tax purposes is not, itself, subject to such tax. Rather, the Code provides that each partner, in computing his or her federal income tax liability, is required to take into account separately his or her distributive share of all items of partnership income, gain, loss, deduction, credit and tax preference for any taxable year of the partnership ending within or with his or her taxable year, regardless of whether or not such partner has received or will receive any distributions of cash or property from the partnership. For such purposes, each partner's distributive share of such items generally will be determined in accordance with the allocations set forth in the partnership agreement among all partners, provided such allocations are recognized for federal income tax purposes.

     The Company will hold Units, representing an interest in the capital and profits of the Operating Partnership. The allocations of Operating Partnership income, gain, loss, deductions, credits and tax preferences, as set forth in the Partnership Agreement, are intended to comply with the technical provisions of Code Section 704(b) and should be recognized for tax purposes. As such, the Company will include its proportionate share of the foregoing partnership items for purposes of the various REIT gross income tests and in the computation of its REIT taxable income.

     Notwithstanding the allocation provisions of the Code, however, for purposes of complying with the gross income and asset tests applicable to REITs (as discussed above), the Company will be deemed to own its proportionate share of each of the assets of the Operating Partnership and will be deemed to have received a share of the income of the Operating Partnership based on its capital interest in the Operating Partnership. Accordingly, any resultant increase in the Company's REIT taxable income from its interest in the Operating Partnership (whether or not a corresponding cash distribution is also received from the Operating Partnership) will increase its distribution requirements, but will not be subject to federal income tax in the hands of the Company (provided that the Company satisfies other requirements applicable for REITs, including making distributions of income to its shareholders). Moreover, for purposes of the REIT asset tests, the Company will include its proportionate share of assets held by the Operating Partnership.

     Tax Allocations with respect to Properties. Pursuant to Section 704(c) of the Code, income, gain, loss and deductions attributable to appreciated or depreciated property that is contributed to a partnership in exchange for an interest in the partnership must be allocated in a manner such that the contributing partner is charged with, or benefits from, respectively, the unrealized gain or unrealized loss associated with the property at the time of the contribution. The amount of such unrealized gain or unrealized loss is generally equal to the difference between the fair market value of the contributed property at the time of contribution, and the adjusted tax basis of such property at the time of contribution (a "Book-Tax Difference"). Such allocations are solely for federal income tax purposes and do not affect the book capital amounts or other economic arrangements among the partners. Consequently, the Operating Partnership Agreement requires certain allocations to be made in a manner consistent with Section 704(c) of the Code.

     Treasury Regulations under Section 704(c) provide partnerships with a choice of several methods of accounting for Book-Tax Differences. The Operating Partnership and the Company have not yet determined which of the alternative methods of accounting for Book-Tax Differences will be elected, and accordingly, such determination could have differing timing and other effects on the Company.

     The Company's properties acquired in taxable transactions will in general have a tax basis equal to their fair market value. Section 704(c) of the Code will not apply in such cases.

     Sale of Properties. The Company's share of any gain realized by the Operating Partnership on the sale of any "dealer property" generally will be treated as income from a prohibited transaction that is subject to a 100% penalty tax. See "--Taxation of the Company--General" and "--The 95% Test." Under existing law, whether property is dealer property is a question of fact that depends on all the facts and circumstances with respect to the particular transaction. The Company has held and the Operating Partnership intends to hold their properties for investment with a view to long-term appreciation, to engage in the business of acquiring, owning, operating and developing its properties and other commercial properties, and to make such occasional sales of properties, whether presently held or acquired subsequent to the date hereof, as are consistent with the Company's investment objectives. Based upon the Company's investment objectives, the Company believes that overall, its current properties should not be considered dealer property and that the amount of income from prohibited transactions, if any, will not be material.

TAXATION OF SHAREHOLDERS

     Taxation of Taxable Domestic Shareholders. As long as the Company qualifies as a REIT, distributions made to the Company's taxable domestic shareholders out of current or accumulated earnings and profits generally will be taxed to such shareholders as ordinary dividend income, except that distributions of net capital gain designated by the Company as capital gain dividends will generally be taxed to such shareholders as long-term capital gain without regard to the period for which the shareholder has held his or its shares of beneficial interest. However, corporate shareholders may be required to treat up to 20% of capital gain dividends as ordinary income. To the extent that the Company makes distributions in excess of current and accumulated earnings and profits, such distributions will be treated (i) first, as a tax-free return of capital to the shareholder, reducing the tax basis of such shareholder's shares of beneficial interest by the amount of such excess distribution (but not below zero), and (ii) then, as capital gain to the extent of any distribution in excess of the shareholder's tax basis.

     In addition, any dividend declared by the Company in October, November or December of any year that is payable to a shareholder of record on a specific date in any such month shall be treated as both paid by the Company and received by the shareholder on December 31 of such year, provided that the dividend is actually paid by the Company during January of the following calendar year.

     Shareholders may not include in their individual income tax returns any net operating losses of the Company. Federal income tax rules may also require that certain minimum tax adjustments and preferences be apportioned to the Company's shareholders.

     Under recently enacted legislation, the Company may also elect to retain and pay income tax on its net capital gain for any taxable year. If the Company so elects, a shareholder must include in income his or its proportionate share of the Company's undistributed capital gain for the taxable year, and will be deemed to have paid his or its proportionate share of the income tax paid by the Company with respect to such undistributed capital gain. Such tax would be credited against the shareholder's tax liability and subject to normal refund procedures. In addition, each shareholder's basis in his or its shares of beneficial interest would be increased by the amount of undistributed capital gain (less the tax paid by the Company) included in the shareholder's income.

     As a result of other recently enacted legislation, gain from the sale or exchange of certain investments held for more than 12 months will be taxed at a maximum rate of 20%. Gain from the sale or exchange of such investments held for 12 months or less will be taxed at a maximum rate of 28%. A maximum rate of 25% applies with respect to "unrecaptured section 1250 gain" recognized on the sale or exchange of certain real estate assets. Further, according to a recent IRS Notice, the Company may classify, in accordance with specified procedures, portions of its designated capital gain dividend as (i) a 20% rate gain distribution (which would be taxed as capital gain in the 20% group), (ii) an unrecaptured section 1250 gain distribution (which would be taxed as capital gain in the 25% group) or (iii) a 28% rate capital gain distribution (which would be taxed as capital gain in the 28% group). If no designation is made, the entire designated capital gain dividend will be treated as a 28% rate capital gain distribution.

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

     In general, any loss upon a sale or exchange of shares of beneficial interest by a shareholder who has held such shares for six months or less (after applying certain holding period rules) will be treated as a long-term capital loss, to the extent of prior distributions required to be treated by such shareholders as long-term capital gains.

     Backup Withholding. The Company will report to its domestic shareholders and to the IRS the amount of distributions paid for each calendar year, and the amount of tax withheld, if any, with respect thereto. Under the backup withholding rules, a shareholder may be subject to backup withholding at a rate of 31% with respect to distributions paid unless such shareholder (i) is a corporation or comes with certain other exempt categories and, when required, demonstrates this fact or (ii) provides a taxpayer identification number, certifies as to no loss of exemption from backup withholding, and otherwise complies with applicable requirements of the backup withholding rules. A shareholder that does not provide the Company with its correct taxpayer identification number may also be subject to penalties imposed by the IRS. Any amount paid as backup withholding is available as a credit against the shareholder's income tax liability. In addition, the Company may be required to withhold a portion of capital gain distributions made to any shareholders who fail to certify their non-foreign status to the Company. See " --Taxation of Foreign Shareholders."

     Taxation of Tax-Exempt Shareholders. The IRS has issued a revenue ruling in which it held that amounts distributed by a REIT to a tax-exempt employees' pension trust do not constitute unrelated business taxable income ("UBTI"). Subject to the discussion below regarding a "pension-held REIT," based upon such ruling, distributions by the Company to a shareholder that is a tax-exempt entity should not constitute UBTI, provided that the tax-exempt entity has not financed the acquisition of its shares of beneficial interest with "acquisition indebtedness" within the meaning of the Code, that such shares are not otherwise used in an unrelated trade or business of the tax-exempt entity, and that the Company, consistent with its present intent, does not hold a residual interest in a real estate mortgage investment conduit ("REMIC") that is an entity or arrangement that satisfies the standards set forth in Section 860D of the Code.

     If any pension or other retirement trust that qualifies under Section 401(a) of the Code (a "qualified pension trust") holds more than 10% by value of the interests in a "pension-held REIT" at any time during a taxable year, a portion of the dividends paid to the qualified pension trust by such REIT may constitute UBTI. For these purposes, a "pension-held REIT" is defined as a REIT
(i) which would not have qualified as a REIT but for the provisions of the Code which look through such a qualified pension trust in determining ownership of shares of the REIT and (ii) as to which at least one qualified pension trust holds more than 25% by value of the interests of such REIT or one or more qualified pension trusts (each owning more than a 10% interest by value in the REIT) hold in the aggregate more than 50% by value of the interests in such REIT.

     Taxation of Foreign Shareholders. The rules governing United States federal income taxation of nonresident alien individuals, foreign corporations, foreign partnerships and other foreign shareholders (collectively, "Non-U.S. Shareholders") are highly complex and the following is only a brief summary of such rules.

     Gain from the sale or exchange of shares held by a Non-U.S. Shareholder in a "domestically-controlled REIT" is not generally subject to tax in the United States (unless such gain is effectively connected with such person's United States trade or business). For such purposes, a REIT will qualify as a "domestically-controlled REIT" so long as less than 50% in value of its shares of beneficial interest are held by foreign persons (i.e., non-resident aliens, and foreign corporations, partnerships, trusts and estates). The Company currently anticipates that it will qualify as a domestically-controlled REIT.
As such, gain from the sale of shares of beneficial interest by a foreign person should not be subject to United States taxation. However, notwithstanding the Company's current expectation that the Company will qualify as a domestically-controlled REIT, because such shares will be publicly traded, no assurance can be given that the Company will continue to so qualify.

     Distributions of cash generated by the Company's real estate operations (but not by the sale or exchange of properties) that are paid to foreign persons generally will be subject to United States withholding tax at a rate of 30%. A lower rate of tax will apply if (i) an applicable tax treaty reduces that tax and the foreign shareholder files with the Company the required form evidencing such lower rate, or (ii) the foreign shareholder files an IRS Form 4224 with the Company claiming that the distribution is "effectively connected" income.

     Distributions of proceeds attributable to the sale or exchange of United States real property interests by the Company are subject to income and withholding taxes pursuant to the Foreign Investment in Real Property Tax Act of 1980 ("FIRPTA"). Additionally, such distributed amounts may also be subject to "branch profits tax" in the hands of a foreign corporate shareholder not otherwise entitled to treaty relief or exemption. The Company is required by applicable Treasury Regulations to withhold 35% of any distribution to a foreign person that could be designated by the Company as a capital gain dividend. This amount is creditable against the foreign shareholder's FIRPTA tax liability.

     The federal income taxation of foreign persons is a highly complex matter that may be affected by other considerations. Accordingly, foreign investors in the Company should consult their own tax advisor regarding the income and withholding tax considerations with respect to their investment in the Company.

OTHER TAX CONSIDERATIONS

     Possible Legislative or Other Actions Affecting Tax Consequences. Shareholders should recognize that the present federal income tax treatment of an investment in the Company may be modified by legislative, judicial or administrative action at any time and that any such action may affect investments and commitments previously made. The rules dealing with federal income taxation are constantly in review by persons involved in the legislative process and by the IRS and the Treasury Department, resulting in revisions of regulations and revised interpretations of established concepts as well as statutory changes. No assurance can be given as to the form or content (including with respect to effective dates) of any tax legislation which may be enacted. Revisions in federal tax laws and interpretations thereof can adversely affect the tax consequences of an investment in the Company.

     State and Local Taxes. The Company and the Operating Partnership may be subject to state or local taxation, and the Company's shareholders may be subject to state or local taxes in various jurisdictions, including those in which they transact business or reside. The state and local tax treatment of the Company and its shareholders may not conform to the federal income tax consequences discussed above.

                                  PROPOSAL II

              APPROVAL OF AMENDMENTS TO THE DECLARATION OF TRUST

GENERAL

     The Company's Board of Trustees has approved and declared advisable, and recommends to the shareholders that they approve, amendments to the Company's Declaration of Trust, as set forth in the Articles of Amendment and Restatement, that would: (i) make certain changes in the composition of the Board of Trustees; (ii) provide for staggered terms of the members of the Board of Trustees; (iii) change the standard of removal of a Trustee; (iv) specify the method of filling certain vacancies on the Board of Trustees; (v) provide a specific standard of care for Trustees in their performance of their duties as such; (vi) provide for general, rather than specific, powers of the Board of Trustees; (vii) increase the number of authorized shares of the Company; (viii) delete certain requirements regarding the treatment of Common Shares; (ix) specifically limit dissenting shareholders' rights to appraisal and to receive fair value for their shares to those required by Maryland law; (x) specify the method of approval of certain related party transactions; (xi) make certain changes to the "excess share" provisions of the Declaration; (xii) delete provisions regarding reports to shareholders and shareholder access to Company records; (xiii) amend provisions relating to the amendment of the Declaration; and (xiv) provide for the indemnification of, and advancement of expenses to, officers and Trustees of the Company with respect to certain matters.

     Shareholders should note in particular that the Declaration, as amended upon the filing of the Articles of Amendment of Restatement, would provide for a staggered Board of Trustees and would classify the current Board of Trustees into three classes serving terms expiring at the 1999, 2000 and 2001 Annual Meetings of Shareholders. As a result, although the current Trustees were elected at the 1998 Annual Meeting of Shareholders to serve only one-year terms, the terms of certain of the Trustees would not expire at the 1999 Annual Meeting of Shareholders, but would instead by extended for a period of up to two additional years. See "Proposal III--Election of Trustees."

     The Board of Trustees believes that the approval of the amendments to the Declaration as set forth in the Articles of Amendment and Restatement is in the best interests of the Company and its shareholders. If Proposals I and III, in addition to this Proposal II, are approved by the shareholders of the Company, the Board of Trustees anticipates that the Articles of Amendment and Restatement will be filed in Maryland and will become effective concurrently with the consummation of the initial closing in connection with the Transaction. If, however, any of Proposals I, II or III is not approved by the requisite shareholders of the Company or no closings in connection with the Transaction occur, the Board of Trustees anticipates that it will not cause the proposed Articles of Amendment and Restatement to become effective and the current Declaration will remain in effect. The vote of a majority of the Common Shares entitled to vote at the Special Meeting will be required to approve the amendments to the Declaration set forth in the Articles of Amendment and Restatement.

     The discussion contained in this Proxy Statement is qualified in its entirety by reference to the form of Articles of Amendment and Restatement of the Company's Declaration of Trust, which is attached hereto as Exhibit E.

   THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENTS TO THE DECLARATION OF TRUST

SIGNIFICANT CHANGES RESULTING FROM THE APPROVAL OF THE AMENDMENTS TO THE DECLARATION

     The following discussion of the significant differences between the current Declaration and the Declaration as it would be amended by the Articles of Amendment and Restatement is an attempt to summarize the more important differences and does not purport to be an exhaustive discussion of all of the differences. Such differences can be determined in full by reference to Title 8 of the Corporations and Associations Articles of the Annotated Code of Maryland (the "Maryland REIT Law"), the MGCL, the current Declaration, the Bylaws and the Articles of Amendment and Restatement.

     Board Composition. The current Declaration provides for the initial number of Trustees of the Company to be five, with such number to be increased or decreased by the Trustees then in office, provided that the total number of Trustees shall not be less than three nor more than 15. The current Declaration specifies that a majority of Trustees must be "independent" Trustees (not employed by the Company).

     As amended by the Articles of Amendment and Restatement, the Declaration would set the initial size of the Board of Trustees at seven and would not place any upper limit on the number of Trustees in office (though the lower limit of three is retained). As amended by the Articles of Amendment and Restatement, the Declaration would not require any specified number or percentage of independent Trustees.

     Staggered Terms. The current Declaration provides that the Trustees be elected annually at each Annual Meeting of Shareholders to serve one-year terms.

     As amended by the Articles of Amendment and Restatement, the Declaration would provide that the Board of Trustees be divided into three classes, with one class to hold office initially for a term expiring at the 1999 Annual Meeting of Shareholders, another class to hold office initially for a term expiring at the 2000 Annual Meeting of Shareholders and the third class to hold office initially for a term expiring at the 2001 Annual Meeting of Shareholders. The Declaration, as so amended, would further provide that, at each annual meeting of shareholders, the successors to the class of Trustees whose term expires at such meeting shall be elected to hold office for a term expiring at the annual meeting held in the third year following the year of their election, and the other Trustees shall remain in office. As a result, although the current Trustees were elected at the 1998 Annual Meeting of Shareholders to serve only one-year terms, the terms of certain of the Trustees would not expire at the 1999 Annual Meeting of Shareholders, but would instead by extended for a period of up to two additional years. See "Proposal III--Election of Trustees."

     Removal of Trustees. The current Declaration provides that a Trustee may be removed at a meeting of shareholders called for that purpose, by the affirmative vote of a majority of the shares outstanding and entitled to vote in the election of Trustees.

     As amended by the Articles of Amendment and Restatement, the Declaration would provide that a Trustee may be removed only with Cause (as hereinafter defined) at a meeting of shareholders called for that purpose, by the affirmative vote of at least two-thirds of the shares outstanding and entitled to vote in the election of Trustees. "Cause" is defined as (i) theft, fraud or embezzlement or active and deliberate dishonesty by a Trustee; (ii) habitual neglect of duty by a Trustee having a material and adverse significance to the Company; or (iii) the conviction of a Trustee of a felony or of any crime involving moral turpitude.

     Vacancies. The current Declaration does not address the filling of vacancies occurring on the Board of Trustees.

     As amended by the Articles of Amendment and Restatement, the Declaration would provide that, subject to certain rights of the shareholders, any vacancy created by removal for Cause may be filled by the remaining Trustees or by the vote of shareholders. The Declaration, as so amended, would further provide that a Trustee elected by the Trustees to fill a vacancy will hold office until the next Annual Meeting of Shareholders, while a Trustee elected by the shareholders to fill a vacancy will have the same remaining term as that of his predecessor.

     Duties of Trustees. The current Declaration does not set forth a standard of care for the performance of the duties of a Trustee.

     As amended by the Articles of Amendment and Restatement, the Declaration would provide that a Trustee shall perform his duties as a Trustee in good faith, in a manner he reasonably believes to be in the best interests of the

Company, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The Declaration, as so amended, would further provide that a Trustee, with certain exceptions, may, in the exercise of his duties as such, rely on certain information, opinions, reports and statements prepared or presented by certain persons.

     Powers of Trustees. The current Declaration sets forth in detail specific powers of the Board of Trustees, including with respect to investments, sale, disposition and use of property, financings, loans, issuances of securities, expenses and taxes, collection and enforcement, deposits, allocation and accounts, valuation of property, ownership and voting powers, officers, associations, reorganizations, insurance, executive compensation, distributions, indemnification, charitable contributions, bankruptcy, the fiscal year, the corporate seal, bylaws, voting trusts and proxies.

     As amended by the Articles of Amendment and Restatement, the Declaration would vest the Board of Trustees with a general power over the property and business of the Company, without enumeration of specific powers of the Board.

     Number of Authorized Shares. The current Declaration provides authority for the issuance of up to 100,070,000 Common Shares and 500,000 Preferred Shares.

     As amended by the Articles of Amendment and Restatement, the Declaration would provide authority for the issuance of up to 100,000,000 Common Shares and 10,000,000 Preferred Shares.

     Common Shares. The current Declaration provides that shares of a particular class of issued Common Shares shall have equal dividend, distribution, liquidation and other rights, and shall have no preference, preemptive, appraisal, conversion or exchange rights.

     As amended by the Articles of Amendment and Restatement, the Declaration would contain no similar limitation.

     Appraisal Rights. The current Declaration is silent as to whether shareholders will have any appraisal rights.

     As amended by the Articles of Amendment and Restatement, the Declaration would specifically state that shareholders shall have no appraisal rights except as expressly required by Maryland law.

     Related Party Transactions. The current Declaration allows the Board of Trustees to authorize certain related party transactions under certain circumstances, and provides that no such transaction shall be invalidated or rendered void or voidable solely by reason of any related party relationship if the existence of such is disclosed or known to the Board of Trustees.

     As amended by the Articles of Amendment and Restatement, the Declaration would provide that a related party transaction is not void or voidable solely by reason of such relationship if either (i) the existence thereof is disclosed to or known by (a) the Board of Trustees and the transaction is approved by a majority of the disinterested Trustees or (b) the shareholders entitled to vote and the transaction is approved by a majority of the votes cast by disinterested shareholders entitled to vote, or (ii) the transaction is fair and reasonable to the Company.

     Excess Share Provisions. The current Declaration provides for substantial restrictions with respect to a shareholder's ability to concentrate ownership of Shares in (as hereinafter defined) a manner which has a material adverse effect on the status of the Company as a REIT.

     As amended by the Articles of Amendment and Restatement, the Declaration would maintain similar restrictions but provide for broader limitations in an effort to protect more effectively the status of the Company as a REIT and to maintain the character of its income as qualified REIT income. Specifically, the amendments set forth in the Articles of Amendment and Restatement expand the list of events upon which Common Shares and Preferred Shares of the Company (collectively, "Shares") may become so-called "excess shares" to include (a) events other than transfers of Shares, and (b) constructive ownership by any shareholder (other than so-called "existing holders") of Shares representing more than the lesser of (i) 3.0% of the value of the outstanding Shares of the Company (which number may be adjusted, subject to certain limitations, in the discretion of the Board of Trustees, (ii) 9.9% of the total combined voting power of all classes of Shares, or (iii) 9.9% of the total number of Shares of all classes of Shares outstanding. In the case of existing holders (including for such purpose, AREE and any person owning Shares representing more than 3.0% of the value of the outstanding Shares on the date of consummation of the Transaction), AREE will be limited to 32.0% of the value of the outstanding Shares and voting power of the Shares of the Company and all other persons will be limited to whatever percentage of Shares they hold on the date of consummation of the Transaction. Additionally, consistent with the current Declaration, the Declaration, as so amended, would provide that, once Shares become excess shares, they are transferred to a special trust for the benefit of a shareholder other than the record owner of such Shares. However, unlike the current Declaration, the Declaration, as so amended, would provide
(a) that the trustee of the trust holding excess shares (rather than the purported record owner) may designate the permitted owner for such shares, (b) that, until such time as a permitted owner is so designated, the beneficiary of the special trust is a charity designated by the Board of Trustees and (c) that the trustee of the special trust has both voting and dividend rights with respect to any excess shares held in trust.

     Certain Actions by Shareholders. The current Declaration does not change the Maryland statutory requirement of a two-thirds vote of shareholders for the Company to take certain actions.

     As amended by the Articles of Amendment and Restatement, the Declaration would allow the Company to take the following actions upon a majority (rather than two-thirds) vote of shareholders: (i) the voluntary dissolution or termination of the Company; (ii) the reorganization of the Company; and (iii) the merger or consolidation of the Company, or a share exchange by the Company, or the sale or disposition of all or substantially all of the property of the Company.

     Reports to Shareholders. The current Declaration sets forth certain reports that are required to be provided to shareholders of the Company.

     As amended by the Articles of Amendment and Restatement, the Declaration would contain no similar provision, although Maryland law will require an annual report to shareholders.

     Access to Records. The current Declaration provides for access to certain records of the Company by shareholders under certain circumstances.

     As amended by the Articles of Amendment and Restatement, the Declaration would contain no similar provision, although Maryland law will provide similar rights.

     Amendments to Declaration. The current Declaration provides that the shareholders of the Company may amend the Declaration upon the affirmative vote of the holders of a majority of the shares then outstanding and entitled to vote on the matter. The current Declaration further provides that the Trustees may amend provisions of the Declaration by a majority vote to enable the Company to qualify as a REIT under the Code or the Maryland REIT Law.

     As amended by the Articles of Amendment and Restatement, the Declaration would provide that the Declaration of Trust may be amended by the shareholders only upon the approval of the Board of Trustees and with the affirmative vote of the holders of a majority of the shares then outstanding and entitled to vote on the matter. The Articles of Amendment and Restatement further provide that the Trustees may amend the provisions of the Declaration of Trust, without the vote of shareholders, by a two-thirds vote (i) to increase or decrease the aggregate number of shares or the number of shares of any class that the Company has authority to issue or classify or reclassify any unissued shares by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any series or class of shares, and (ii) to enable the Company to qualify as a REIT under the Code or the Maryland REIT Law.

     Indemnification of Officers and Trustees. The current Declaration vests the Company with the power to indemnify, and advance expenses to, present and former shareholders, officers and Trustees of the Company with respect to certain claims and liabilities to which such person may become subject by reason of being or having been a shareholder, officer or Trustee of the Company.

     As amended by the Articles of Amendment and Restatement, the Declaration would provide that the Company shall indemnify, and advance expenses to, present and former officers and Trustees of the Company with respect to certain claims and liabilities to which such person may become subject by reason of serving or having served in such capacity. As

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

amended by the Articles of Amendment and Restatement, the Declaration would vest the Company with the power to indemnify any other persons permitted but not required to be indemnified under Maryland law, and states that the Company may, but shall not be required to, purchase or maintain insurance of behalf of any persons required or permitted to be indemnified. See "Proposal I--Approval of the Transaction--The Transaction--Interests of Certain Persons in the Transaction."

PRINCIPAL REASONS TO APPROVE THE AMENDMENTS TO THE DECLARATION; POTENTIAL RISKS ASSOCIATED WITH APPROVAL OF THE AMENDMENTS TO THE DECLARATION

     The Board of Trustees believes that the Declaration as amended and restated by the proposed Articles of Amendment and Restatement will provide long-term benefits to the Company and its shareholders in that it will allow the Company and the Board of Trustees needed flexibility in corporate planning and the ability to respond to developments in the Company's business. In addition, the Board of Trustees believes that the amendments effected by the proposed Articles of Amendment and Restatement will enhance the Company's ability to attract highly qualified individuals to serve as officers and Trustees of the Company. Finally, certain of the changes proposed by the amendments contained in the Articles of Amendment and Restatement are substantially ministerial in nature.

     Hostile Takeover Attempts. The Board of Trustees believes that the increase in the size of the Board of Trustees and deletion of the upper limit on the number of members of the Board, the implementation of staggered terms, the heightened standard for removal of Trustees, the provisions regarding filling of vacancies on the Board of Trustees and the increase in the number of authorized shares of the Company (all as set forth in the Articles of Amendment and Restatement) will render more difficult unsolicited attempts from third parties to take over the Company, giving the Company and the Board of Trustees sufficient time to consider carefully and evaluate unsolicited offers and increasing the likelihood that all shareholders will receive a fair price for their shares in any transactions relating to such offers. The Board of Trustees does not know of any pending offer by any party to acquire control of the Company. However, the Board of Trustees is aware that other companies and their shareholders have been subjected to various tactics which could be contrary to the best interests of a corporation and its shareholders in connection with any such proposed acquisition of control. A hostile takeover attempt that has not been negotiated or approved by the board of a corporation can seriously disrupt the business and management of a corporation and generally present to the shareholders the risk of terms which may be less than favorable to all of the shareholders than would be available in a board-approved transaction. Board-approved transactions may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and all of its shareholders with due consideration to matters such as the recognition or postponement of gain or loss for tax purposes, the management and business of the acquiring corporation and maximum strategic deployment of corporate assets. The Board of Trustees believes that these provisions of the Declaration as amended by the Articles of Amendment and Restatement will reduce the likelihood that an unsolicited offer to acquire control of the Company will be pursued in an unfair or inequitable manner and thus reduce the likelihood that the Company would be required to incur significant expense and be subject to substantial disruption in connection with such an attempt.

     The Board of Trustees recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may sometimes be beneficial to shareholders by providing them with considerable value for their shares. The changes described above could therefore impede or delay the ability to effect a change in control of the Company even if such change in control were in the best interests of the shareholders. In addition, the approval of the amendments to the Declaration set forth in the Articles of Amendment and Restatement will not necessarily ensure or guarantee that shareholders of the Company will receive a price for their shares in connection with an acquisition of control of the Company that reflects the value of such shares. However, the Board of Trustees believes that the potential disadvantages of unapproved takeover attempts are sufficiently great such that prudent steps to reduce the likelihood of such takeover attempts are in the best interests of the Company and its shareholders, and that the likelihood that a price will reflect the value of shares of the Common Shares and will be fair and equitable will be increased by the approval of the amendments to the Declaration set forth in the Articles of Amendment and Restatement. Notwithstanding this belief, shareholders should recognize that one of the effects of such steps may be to discourage a future attempt to acquire control of the Company which is not presented to and approved by the Board of Trustees, but which certain of the Company's shareholders may believe to be in their best interests or in which shareholders might receive a substantial premium for their shares over the then-market price. As a result, shareholders who might desire to participate in such a transaction may not have an opportunity to do so. See "Proposal I--Approval of the Transaction--Risk Factors--Limitations on Changes in Control."

     Other Corporate Planning and Corporate Developments. The Board of Trustees believes that the adoption of general, rather than specific, powers of the Board of Trustees, the deletion of the limitations regarding classes of Common Shares, the specified method of approval of certain related party transactions, the amendment of provisions relating to the amendment of the Declaration, and the increase in the number of authorized shares of the Company will have the effect of allowing the Company, the Board of Trustees and the shareholders the needed flexibility to engage in corporate planning and quickly respond to certain corporate developments, including possible financing and acquisition transactions, stock splits or dividends, issuances of shares in connection with employee benefit programs and other general corporate purposes. These proposed amendments will, in the opinion of the Board of Trustees, allow the shareholders and the Board of Trustees to implement decisions and respond to situations more quickly as a result of the broad powers of the Board of Trustees, the implementation of a specific method of dealing with related party transactions, the necessity of only a majority vote (rather than two-thirds) in some instances and the availability of authorized shares to effect any transaction.

     While the Board of Trustees believes that these proposed amendments will provide long-term benefits to the Company and its shareholders, shareholders should note in particular that the issuance of additional Common Shares or Preferred Shares (which would be available for issuance as a result of the increase in the authorized shares of the Company) may have a dilutive effect on earnings per share and book value per share, as well as a dilutive effect on the voting power of existing shareholders. In addition, the perception that significant issuances of Common Shares could occur could have an adverse effect on the market price of the Common Shares. See "Proposal I--Approval of the Transaction--Risk Factors--Shares Eligible for Future Sale."

     Officers and Members of the Board of Trustees. The Board of Trustees believes that the indemnification provisions contained in the Articles of Amendment and Restatement will require the Company to provide indemnification of its officers and Trustees to the fullest extent of Maryland law. In addition, the Board of Trustees believes that the specific delineation of a standard of care for Trustees in the performance of their duties will be a beneficial guide to Trustee, the Company and its shareholders. The Company seeks to retain the most capable individuals available to serve as its Trustees and officers, and the Board of Trustees believes that providing the maximum reasonable protection of its officers and Trustees through the adoption of the indemnification provisions set forth in the Articles of Amendment and Restatement, as well as the adoption of a specific standard of care that Trustees may use as a guide in the performance of their duties, could be a significant factor in ensuring the continued services of the officers and Trustees of the Company, attracting other qualified and experienced individuals to serve in such capacities and freeing them to make corporate decisions on the merits rather than out of a desire to avoid personal liability. Though the Company has not yet experienced significant difficulties in attracting or retaining officers or Trustees, there can be no assurance that, if present litigation trends continue, this will continue to be the case.

     Ministerial Changes. The proposed amendments contained in the Articles of Amendment and Restatement include numerous ministerial changes included primarily to clarify the language of the Declaration. While most of such changes are not significant and therefore will not be discussed in this Proxy Statement, shareholders should note that the Declaration, as amended by the Articles of Amendment and Restatement, would specifically limit shareholders' appraisal rights to those required by Maryland law (while the current Declaration is silent on this subject), and delete provisions regarding reports to shareholders and shareholder access to Company records on the basis that such reports and such access are specifically provided for in the Maryland REIT Law (and therefore need not be restated in the Declaration).

POTENTIAL CONFLICTS OF INTEREST IN BOARD OF TRUSTEES' RECOMMENDATION OF APPROVAL OF THE AMENDMENTS TO THE DECLARATION

     The provisions of the amendments to the Declaration set forth in the Articles of Amendment and Restatement that are intended to render more difficult a hostile takeover attempt could have the effect of entrenching, and making more difficult the removal of, the current Board of Trustees, and therefore the Board of Trustees may have an inherent conflict in recommending the approval of such anti-takeover provisions. In addition, it should be noted that there may be an inherent conflict of interest in the Board of Trustees' recommendation regarding the indemnification provisions of the amendments to the Declaration set forth in the Articles of Amendment and Restatement due to the interest of the members of the Board of Trustees in obtaining the protection and benefits of such provisions.

                                 PROPOSAL III

                             ELECTION OF TRUSTEES

     Pursuant to the Declaration, the total number of members allowed to serve on the Company's Board of Trustees may be no less than three and no more than
15. At the Company's 1998 Annual Meeting of Shareholders, held on May 27, 1998, five Trustees were elected to serve one-year terms expiring at the next annual meeting of shareholders. Pursuant to authority set forth in the Declaration, on August 12, 1998, the Board of Trustees resolved to expand the number of members of the Board from five to seven. While the Board of Trustees has the authority, pursuant to the Bylaws, to fill the vacancies created by the expansion of the Board membership, the Company has determined to submit the matter of the election of the two additional Trustees to a vote of shareholders. The Board of Trustees has nominated Paul T. Lambert and Steven B. Hoyt (the "Nominees") to serve as Trustees. The Board of Trustees anticipates that, only if Proposals I and II are approved by the shareholders and the initial closing in connection with the Transaction is consummated, each of the Nominees will serve as a Trustee if elected. However, if either Proposal I or Proposal II is not approved by the shareholders or no closings in connection with the Transaction occur, the Board of Trustees anticipates that the Nominees will decline to serve as Trustees. In addition, if any person nominated by the Board of Trustees is unable to accept election, the proxies will vote for the election of such other person or persons as the Board of Trustees may recommend.

     In addition, as more fully discussed in Proposal II above, at the Special Meeting, the shareholders of the Company will be asked to approve amendments to the Declaration. One of the changes that would be effected by the approval of such amendments and the filing of Articles of Amendment and Restatement is that the Trustees of the Company will be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, with the members of each class to hold office until their successors are duly elected and qualified. As a result, at each annual meeting of shareholders, the successors to the class of Trustees whose term expires at such annual meeting would be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election (with the other Trustees to remain in office). If Proposal II is approved by the requisite shareholders, when the Articles of Amendment and Restatement become effective, the members of the Board of Trustees will be divided into three classes serving terms expiring at the 1999, 2000 and 2001 Annual Meetings of Shareholders, with the current members of the Board of Trustees to be placed into the classes indicated below. As a result, the Company is submitting to a vote of shareholders the election of Arnold K. Leas and Robert P. Ripp as Trustees to serve longer terms than the one-year terms for which they were elected at the 1998 Annual Meeting of Shareholders. If the election of such Trustees to serve extended terms pursuant to this Proposal III is approved by the requisite shareholders, Mr. Leas would be elected to serve a term ending at the 2001 Annual Meeting of Shareholders, and Mr. Ripp would be elected to serve a term ending at the 2000 Annual Meeting of Shareholders. If the election of Mr. Leas and/or Mr. Ripp to serve such extended terms is not approved by the requisite shareholders, their respective terms would expire at the 1999 Annual Meeting of Shareholders.

     In addition, one of the new Trustees proposed to be elected at the Special Meeting (who shall be Paul T. Lambert if he is so elected) will be placed into Class I (with a term expiring at the 2001 Annual Meeting of Shareholders), and the other new Trustee proposed to be elected at the Special Meeting (who shall be Steven B. Hoyt if he is so elected) will be placed in Class II (with a term expiring at the 2000 Annual Meeting of Shareholders). If Proposal II is not approved by the requisite shareholders or the Articles of Amendment and Restatement do not become effective for any other reason, or if Mr. Leas and/or Mr. Ripp is not elected by the requisite shareholders to serve an extended term as set forth above, the Trustees elected at the Special Meeting will be elected to serve terms ending at the 1999 Annual Meeting of Shareholders, although it is anticipated that, in any such case, Messrs. Hoyt and Lambert, if so elected, will decline to serve as Trustees.

     The vote of a plurality of the Common Shares represented in person or by proxy at the Special Meeting will be required to elect the Nominees named below to the Company's Board of Trustees and to elect Mr. Leas and Mr. Ripp to serve the extended terms described herein. Shareholders may withhold authority to vote for either Nominee, Mr. Leas or Mr. Ripp by writing the name of such person on the line provided for such purpose on the Proxy Card.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR ELECTION OF THE NOMINEES AND THE ELECTION OF CERTAIN TRUSTEES TO EXTENDED TERMS.

INFORMATION REGARDING CURRENT TRUSTEES, NOMINEES AND CURRENT AND PROPOSED EXECUTIVE OFFICERS

     The following biographical descriptions set forth certain information with respect to the current Trustees, Nominees for election as Trustees at the Special Meeting and certain current and proposed executive officers, based on information furnished to the Company by such persons. The following information is as of June 30, 1998, unless otherwise specified.

     Name                  Age      Title(s)
     ----                  ---      --------
     Arnold K. Leas        64       Chairman of the Board of Trustees and President
     Steven B. Hoyt        46       Nominee for Trustee
     Paul T. Lambert       45       Nominee for Trustee
     Lyle W. Larcheid      69       Trustee
     Peter Ogden           39       Trustee
     Robert P. Ripp        71       Trustee
     Gerald Sobczak        49       Trustee
     Duane H. Lund         34       Proposed Chief Executive Officer
     Robert F. Rice        47       Executive Vice President and Secretary (and Proposed President)
     Gregory S. Leas       37       Executive Vice President
     Garret T. Nakama      53       Controller and Treasurer
     Dale Pinkalla         41       Vice President, Property Management

       PROPOSED CLASS I TRUSTEES AND NOMINEES - TERMS TO EXPIRE IN 2001

     PAUL T. LAMBERT, Nominee for Trustee of the Company, served on the Board of Directors and was the Chief Operating Officer of First Industrial Realty Trust, Inc., a Maryland corporation ("First Industrial"), from its initial public stock offering in June 1994 to the end of 1995. Mr. Lambert was one of the largest contributors to the formation of First Industrial and one of its founding shareholders. Prior to forming First Industrial, Mr. Lambert was Managing Partner of the Midwest region for The Shidler Group, a national private real estate investment company ("Shidler"). Prior to joining Shidler, Mr. Lambert was a commercial real estate developer with Dillingham Corporation and, prior to such time, was a consultant with The Boston Consulting Group. Mr. Lambert was also a founding shareholder of CGA Group, Ltd., a holding company whose subsidiary is a AAA-rated financial guarantor based in Bermuda.

     ARNOLD K. LEAS, Chairman of the Board of Trustees and President of the Company, has served in such capacities since the Company's inception in 1994. Mr. Leas has also served as a director, Chief Executive Officer and President of WMC since WMC's inception in 1988. WMC and its subsidiary, Wellington Investment Services Corp., currently manage over $100 million dollars of investors' funds. From 1984 to 1988, Mr. Leas was Executive Vice President of Decade Securities, Inc., a Milwaukee company that was involved primarily in the syndication of multi-family apartment complexes throughout the United States. Mr. Leas is on the Board of Directors of the Metropolitan Milwaukee Association of Commerce Council of Small Business Executives and is a graduate of the Realtors Institute. In connection with the Transaction, Mr. Leas will resign as President but will remain the Chairman of the Board of Trustees of the Company.

       PROPOSED CLASS II TRUSTEES AND NOMINEES - TERMS TO EXPIRE IN 2000

     STEVEN B. HOYT, Nominee for Trustee of the Company, has served as managing general partner of Hoyt Development (from 1979 to 1989) and Chief Executive Officer of HPI (from 1989 to present). HPI currently owns over 1,000,000 square feet of industrial and office property in Minnesota and has developed over 5,000,000 square feet of commercial property since its inception. From 1994 to 1995, Mr. Hoyt served as a Senior Regional Director of First Industrial. Mr. Hoyt is a member of the Board of Directors of the Better Business Bureau and has served in numerous state and national positions for the National Association of Industrial and Office Parks (NAIOP).

     ROBERT P. RIPP, Trustee of the Company, has served in such capacity since the Company's inception in 1994. Mr. Ripp is the owner of RESI Realtor, a Milwaukee-based real estate brokerage firm. Prior to forming RESI Realtor in 1985, Mr. Ripp was the Vice President/General Sales Manager for Wauwatosa Realty, a real estate brokerage firm with 27 offices in the State of Wisconsin.

             PROPOSED CLASS III TRUSTEES - TERMS TO EXPIRE IN 1999

     LYLE W. LARCHEID, Trustee of the Company, has served in such capacity since 1994. Mr. Larcheid has served as Senior Vice President of lending at Wauwatosa Savings Bank in Wauwatosa, Wisconsin since 1986. Prior to 1986, Mr. Larcheid was Senior Executive Vice President at St. Francis Savings and Loan in St. Francis, Wisconsin.

     PETER OGDEN, Trustee of the Company, has served in such capacity since the Company's inception in 1994. Mr. Ogden has served as the President and owner of Ogden & Company since 1990 and the Vice President, Treasurer and owner of Ogden Development Group, Inc. since 1986, both of which are Milwaukee-based providers of real estate brokerage, leasing and property management services and which manage over 2,500 apartment and condominium units, in addition to shopping centers and office, industrial and mixed-use buildings.

     GERALD SOBCZAK, Trustee of the Company, has served in such capacity since the Company's inception in 1994. Since 1990, Mr. Sobczak has been a self-employed real estate investor, owning and operating apartment units. From 1989-1990, Mr. Sobczak served as Building Manager for American Landmark Properties, and from 1984-1988 was an Asset/Property Manger for Eastmore Real Estate.

CURRENT AND PROPOSED EXECUTIVE OFFICERS

     DUANE H. LUND, proposed Chief Executive Officer of the Company, will be appointed to such position in connection with the Transaction. Mr. Lund was a founding shareholder of First Industrial and served as a Senior Regional Director of First Industrial from 1994 to June 1998. In such capacity, Mr. Lund acquired and managed over 11,000,000 square feet of commercial property with a value in excess of $750 million. From 1989 to 1994, Mr. Lund was an Acquisition Partner with Shidler, where he was involved in coordinating the underwriting and due diligence for over $200 million of commercial property. Prior to 1989, Mr. Lund was a tax consultant with Peat Marwick Main & Company. Mr. Lund is a member of the Boards of Directors of the Wisconsin Real Estate Alumni Association and National Association of Industrial and Office Properties Minnesota Chapter and is a member of the advisory boards of Midwest Real Estate News, Minnesota Real Estate Journal and KPMG Peat Marwick Alumni Association.

     ROBERT F. RICE, Executive Vice President and Secretary of the Company, has served as Secretary of the Company since its inception in 1994 and as Executive Vice President of the Company since May 1997. Prior to the Company's formation, Mr. Rice served as Vice President/General Counsel to WMC beginning in November 1993. From 1989 to October 1993, Mr. Rice provided advice with respect to Resolution Trust Corporation matters through Resource Alternatives, Inc., a provider of legal and consulting services to the real estate industry. From 1984 to 1989, Mr. Rice served as a director, officer and general counsel for various affiliates of St. Francis Bank, F.S.B. In connection with the Transaction, Mr. Rice will resign as Executive Vice President and Secretary of the Company and will be appointed President of the Company, although Mr. Rice has agreed to continue to serve as Secretary of the Company until such time as the Board of Trustees has identified a replacement and such individual has agreed to serve in such capacity.

     GREGORY S. LEAS, Executive Vice President of the Company, has served in such capacity since the Company's inception in 1994. From 1990 to the present, Mr. Leas also has served in various management capacities with WMC. From 1986 to 1990, Mr. Leas was employed in the litigation department at Fried, Frank, Harris, Shriver & Jacobson in New York City. It is currently anticipated that, in connection with the Transaction, Mr. Leas will resign as Executive Vice President of the Company.

     GARRET T. NAKAMA, Controller and Treasurer of the Company, has served in such capacities since the Company's inception in 1994. From 1991 to the present, Mr. Nakama has served as Vice President/Finance for WMC. From 1986 to 1991, Mr. Nakama was employed as Controller of Nassco, Inc., a New Berlin, Wisconsin supplier of equipment. It is currently anticipated that, in connection with the Transaction, Mr. Nakama will resign as Controller and Treasurer of the Company, although Mr. Nakama has agreed to continue to serve in such capacities until such time as the Board of Trustees has identified a replacement for Mr. Nakama and such individual has agreed to serve in such capacities.

     DALE PINKALLA, Vice President, Property Management, has served in such capacity since 1993. Since 1993, Mr. Pinkalla also has served as Director of Real Estate for WMC. Prior to joining the Company and WMC in 1993, Mr. Pinkalla was employed as an account officer for the Real Estate Group of Wells Fargo Bank. From 1989 to 1992, Mr. Pinkalla was a partner/project manager of a $25 million neighborhood shopping center for Blueport Development Corporation.
Prior to that time, Mr. Pinkalla worked for several years as a Mortgage Banking Officer/Vice President for Wells Fargo Bank. It is currently anticipated that, in connection with the Transaction, Mr. Pinkalla will resign as Vice President, Property Management, of the Company.

     The Board of Trustees held six meetings during 1997. Each of the Trustees attended at least 75% of the total meetings of the Board of Trustees and of the committees of the Board of Trustees on which he served.

     There are no familial relationship among any of the Trustees, Nominees or current or proposed executive officers of the Company, except that Gregory S. Leas is the son of Arnold K. Leas.

     The Company is currently seeking to identify and retain additional qualified candidates with national commercial real estate and capital markets expertise and experience to serve as "independent" (non-employee) members of the Board of Trustees of the Company. Messrs. Ripp, Ogden, Sobczak and Larcheid have executed written agreements to resign as members of the Company's Board of Trustees upon the Company's identification of candidates that would be willing to serve in their stead on the Board of Trustees. In accordance with the Bylaws, the remaining members of the Board of Trustees will fill the vacancies created by such resignations without submission of the matter to a vote of shareholders. Any Trustees selected by the remaining members of the Board of Trustees to fill any such vacancy shall serve until the next Annual Meeting of Shareholders, at which the Board of Trustees will nominate candidates to be elected by the shareholders to serve for the remainder of the term.

COMMITTEES OF THE BOARD OF TRUSTEES

     The Board of Trustees has appointed an Audit Committee and a Compensation Committee and intends to appoint an Investment Committee upon Closing. The Company currently has no Nominating Committee.

     Audit Committee. The Audit Committee, which currently consists of Messrs. Larcheid, Sobczak and Nakama, reviews related party transactions, makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants, the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls. The Audit Committee met one time in 1997. It is currently anticipated that, in connection with the Transaction, Mr. Nakama will resign from the Audit Committee and will be replaced by the Board of Trustees with Mr. Ogden.

     Compensation Committee. The Compensation Committee, which currently consists of Messrs. Arnold K. Leas, Ogden and Ripp, makes recommendations and exercises all powers of the Board of Directors in connection with certain compensation matters, including incentive compensation and benefit plans. The Compensation Committee administers, and has authority to grant awards under, the Company's 1998 Stock Incentive Plan (the "Current Incentive Plan") and the proposed Option Plan. The Compensation Committee met one time in 1997. It is currently anticipated that, in connection with the Transaction, Messrs. Ogden and Ripp will resign from the Compensation Committee and will be replaced by the Board of Trustees with Messrs. Lambert and Hoyt.

     Investment Committee. It is currently anticipated that, in connection with the Transaction, the Board of Trustees will appoint an Investment Committee consisting of Messrs. Lambert and Arnold K. Leas, which will provide supervision and direction in connection with acquisitions and new investments. The Company's acquisition personnel will provide the Investment Committee with written reports describing new investment opportunities in detail based on research and analyses applying appropriate underwriting criteria. The Investment Committee, after carefully reviewing each such submission, then will meet with such personnel and approve certain acquisitions and development projects. In connection with larger acquisition and development projects, the Investment Committee will make a formal recommendation to the Board of Trustees.

TRUSTEE COMPENSATION

     In 1997, Trustees who were also employees of the Company or its affiliates received no additional compensation for their services as Trustees, while non-employee Trustees of the Company received a fee of $250 per Board of Trustees or committee meeting attended. It is currently anticipated that, beginning as of the initial closing in connection with the Transaction, all Trustees will receive a fee of $250 per Board of Trustees or committee meeting attended, plus the reimbursement of all reasonable out-of-pocket expenses incurred in connection with such attendance, and each member of the Investment Committee will receive a $20,000 annual fee for his service in such capacity.

SHAREHOLDERS' AGREEMENT

     In connection with the Transaction, each of AREE, Duane H. Lund, WLPT Funding, Paul T. Lambert, Lambert Equities, Steven B. Hoyt, WMC, Robert F. Rice, Arnold K. Leas, Rose Marie Leas and Gregory S. Leas (collectively, the "Subject Shareholders") will enter into a Shareholders' Agreement (the "Shareholders' Agreement") with the Company for a 10-year term. Pursuant to the Shareholders' Agreement, the Subject Shareholders will agree that each of them shall take whatever actions are necessary (including, but not limited to, the voting of all Common Shares owned, from time to time, by each of them, respectively, whether directly or indirectly) in order to: (i) cause Messrs. Lambert and Hoyt to be, and to continue to be, elected to the Company's Board of Trustees; (ii) cause the Company's Board of Trustees to fill any vacancies on the board with a person mutually selected by AREE and WMC; and (iii) cause the Board of Trustees to elect Mr. Lund as the Company's Chief Executive Officer, Robert F. Rice as President of the Company, and Arnold L. Leas as Chairman of the Board of Trustees.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     WMC and each of the Trustees and executive officers of the Company have failed to file any Form 3, Form 4 or Form 5 as required under the Rule 16a-3(e) promulgated under the Exchange Act. The Company cannot estimate the number of such Forms that were required to be filed but were not so filed.

                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

     From its inception in 1994 through the year ended December 31, 1997, the Company paid no compensation to any of its executive officers.

EMPLOYMENT AGREEMENTS

     In connection with the Transaction, the Company will enter into employment agreements (the "Employment Agreements") with Duane H. Lund and Robert F. Rice. The Employment Agreements will provide for an initial base salary of $150,000 and a discretionary performance bonus of up to 200% of base salary. In addition, each Employment Agreement provides that the officers shall receive those health, life and disability and other benefits extended by the Board of Trustees to other similarly situated executives. Each Employment Agreement has an evergreen term of three years. In the event of termination of the respective officer's employment by the Company without cause or in the event such person's employment discontinues following a change in control of the Company, the Company or, in the case of a change in control, its successor, will be obligated to pay to such officer an amount equal to three years' base salary and performance bonus and continue his benefits for three years.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

PROPERTY MANAGEMENT AGREEMENTS

     Residential Properties. The Company has entered into a Property Management Agreement with WRI pursuant to which WRI currently manages the day-to-day operations of the Current Properties and, upon Closing, will continue to manage the residential properties of the Existing Subsidiaries and the Operating Partnership and will manage Wellington Centre. In 1997, WRI received a management fee equal to 3.5% and an administrative fee equal to 1.5%, and in 1996 WRI received a management fee equal to 5.0%, of the gross rental receipts collected in connection with the operation of the Maple Grove Apartments property. In both 1996 and 1997, WRI received a management fee equal to 5.0% of the gross rental receipts collected in connection with the operation of the Lake Pointe Apartments property. Such management and administrative fees for the properties totaled $144,355 and $125,074, respectively, for the years ended December 31, 1997 and 1996.

     Apple Valley Properties. In connection with the Transaction, the Operating Partnership will enter into a Property Management Agreement with AV Development Company, Burnsville Financial Center Partnership and AV Commons, II, LLP, each of which is controlled by John Hansen, and each of which is currently a Fee Owner of one or more of the Apple Valley Properties, to serve as property managers and leasing agents of the Apple Valley Properties. As a result, based on Mr. Hansen's control of these entities, Mr. Hansen in effect will manage the day-to-day operations and leasing of the Apple Valley Properties. In consideration of such services, such entities will receive a management fee equal to 4.0% of the aggregate gross rental receipts collected in connection with the operation of the Apple Valley Properties. In addition, such entities will be eligible to receive an incentive bonus if certain targets are met or exceeded as set forth in budget to be mutually prepared each year by such entities and the Operating Partnership. The initial term of the Property Management Agreement with respect to the Apple Valley Properties will be two years.

     Hoyt Properties. In connection with the Transaction, the Operating Partnership will enter into a Property Management Agreement with HPI, an entity controlled by Steven B. Hoyt, to serve as the property manager and leasing agent of the Hoyt Properties, the Feld Properties and Cold Springs Office Center. Pursuant to such Property Management Agreement, HPI will manage the day-to-day operations and leasing of the Hoyt Properties, the Feld Properties and Cold Springs Office Center. In consideration of such services, HPI will receive a management fee ranging from 2.0% to 5.0% of the gross rental receipts collected in connection with the operation of the Hoyt Properties, the Feld Properties and Cold Springs Office Center. In addition, HPI will be eligible to receive an incentive bonus if certain targets are met or exceeded as set forth in budget to be mutually prepared each year by HPI and the Operating Partnership. The initial term of the Property Management Agreement with respect to the Hoyt Properties, the Feld Properties and Cold Springs Office Center will be two years.

     Stonegate Properties. In connection with the Transaction, the Operating Partnership will enter into a Property Management Agreement with Stonegate Development Corp. ("Stonegate"), an entity controlled by George A. Moser, to serve as the property manager and leasing agent of the Stonegate Properties. As a result, based on Mr. Moser's control of Stonegate, Mr. Moser in effect will manage the day-to-day operations and leasing of the Stonegate Properties. In consideration of such services, Stonegate will receive a management fee equal to 4.0% of the gross rental receipts collected in connection with the operation of the Stonegate Properties. In addition, Stonegate will be eligible to receive an incentive bonus if certain targets are met or exceeded as set forth in budget to be mutually prepared each year by Stonegate and the Operating Partnership. The initial term of the Property Management Agreement with respect to the Stonegate Properties will be five years.

     Wellington Centre. In connection with the Transaction, the Operating Partnership will enter into a Property Management Agreement with WRI to serve as the property manager and leasing agent of Wellington Centre, pursuant to which WRI will manage the day-to-day operations and leasing of Wellington Centre. WRI will receive a management fee equal to 5.0% of the gross rental receipts collected in connection with the operation of Wellington Centre. In addition, WRI will be eligible to receive an incentive bonus if certain targets are met or exceeded as set forth in budget to be mutually prepared each year by WRI and the Operating Partnership. The initial term of the Property Management Agreement with respect to Wellington Centre will be two years.

ADVISOR FEES

     On August 2, 1994, the Company contracted to retain WMC to serve as advisor to the Company (the "Advisor Agreement"). In payment for these services, WMC received a fee equal to 5.0% of the gross proceeds of the Company's initial public stock offering. Advisor fees for the years ended December 31, 1997 and 1996 were $0 and $8,251, respectively. In addition, WMC is entitled to receive an Incentive Advisory Fee equal to 10.0% of the realized gain with respect to each sale or refinancing of a property owned by the Company.

     In the event a property is sold at a loss, no Incentive Advisory Fees will be paid until the amount of the loss has been offset by gains from other sales. Incentive Advisory Fees for the years ended December 31, 1997 and 1996 were $18,265 and $0, respectively.

     In addition, WMC is entitled to recover certain expenses including travel, legal, accounting and insurance. These expenses totaled $114,133 and $70,012 for the years ended December 31, 1997 and 1996, respectively. Fees for services, such as legal and accounting, provided by WMC's employees, in the opinion of WMC, may not exceed fees that would have been charged by independent third parties.

     The initial term of the Advisor Agreement ended on December 31, 1995 and is renewed automatically each year. The Advisor Agreement may be terminated without cause, by either party, on 60 days' written notice, and by the Company, for cause, immediately upon written notice.

     Pursuant to the Master Contribution Agreement, in connection with the Transaction, the Advisor Agreement will be terminated, and in consideration thereof, WMC will be paid the Termination Fee. See "Proposal I--Approval of the Transaction--The Transaction--Certain Additional Covenants."

EXPENSE REIMBURSEMENT

     The Master Contribution Agreement and the WMC Contribution Agreement provide that the Company will reimburse AREE and WMC, as the case may be, at Closing for actual out-of-pocket costs and expenses incurred in connection with the Transaction, including earnest money deposits, third party consultants' fees and expenses, loan fees, underwriting fees, legal fees, accounting fees, due diligence expenses, closing costs and travel expenses. See "Proposal I-- Approval of the Transaction--The Transaction--Certain Additional Covenants."

THE MASTER CONTRIBUTION AGREEMENT AND THE ASSIGNED ACQUISITION AGREEMENTS


     Pursuant to the Master Contribution Agreement, AREE will contribute its rights under the Assigned Acquisition Agreements and will transfer its membership interest in CSC to the Operating Partnership in exchange for Units. As a result, the Operating Partnership will acquire 30 properties, consisting of 20 office properties and 10 light industrial properties. In consideration of the contract rights to purchase the AREE Assigned Properties and the transfer of the 100% membership interest in CSC, the Operating Partnership will (a) issue an aggregate of 9,390,250 Units, valued at a price of $8.50 per Unit, of which 6,274,524 Units will be issued to the Fee Owners or their respective affiliates as required under the Assigned Contribution Agreements, and 3,115,726 Units will be issued to AREE (1,559,728 of which will be issued at the direction of Steven
B. Hoyt under the Assigned Contribution Agreement for the Hoyt Properties), with 59,104 of such Units to be paid to WLPT, one of the AREE Members, as reimbursement of expenses, 2,815,446 of such Units to be distributed equally among WLPT Funding, Lambert Equities and Steven B. Hoyt, and the remaining 241,176 Units to be retained by AREE, (b) assume approximately $64.4 million of indebtedness encumbering the AREE Acquired Properties, and (c) make a cash payment of approximately $31.2 million. See "Proposal I--Approval of the Transaction--The Transaction."

THE WMC CONTRIBUTION AGREEMENT

     Pursuant to the WMC Contribution Agreement, the Operating Partnership will acquire WMC's 100% membership interest in WCC, the owner of Wellington Centre, for approximately $13.8 million, which is to be paid by the assumption of approximately $7.3 million in indebtedness, the issuance of 470,588 Units of the Operating Partnership (which Units will be valued at approximately $4.0 million based on a price of $8.50 per Unit) and the payment of approximately $2.5 million in cash. Wellington Centre is a 95,367 rentable square foot building, located in Brookfield, Wisconsin, in which the Company leases its corporate offices. WCC is a Wisconsin limited liability company that was formed by WMC for the purpose of acquiring Wellington Centre. WMC is the managing member of WCC and presently owns a 19% interest in WCC. There are approximately 39 investor members of WCC. Arnold K. Leas, the Chairman of the Board of Trustees and President of the Company, is an investor member of WCC owning approximately 6.25% of WCC. In addition, Mr. Leas, members of his immediate family and trusts for the benefit of such persons own approximately 41.8% of the outstanding capital stock of WMC. Upon Closing, WMC will acquire 100% ownership of WCC by paying investor members of WCC an aggregate of approximately $1.9 million in cash, whereupon WMC shall contribute to the Operating Partnership WMC's 100% membership interest in WCC. See "Proposal I--Approval of the Transaction--The Transaction--Principal Features of the Transaction; Effects of the Transaction" and "--The Acquired Properties."

EMPLOYMENT AGREEMENTS

     In connection with the Transaction, the Company will enter into the Employment Agreements with Duane H. Lund and Robert F. Rice. See "--Executive Compensation."

WARRANTS

     In connection with the Transaction, the Company will issue to each of AREE and WMC Warrants to acquire up to 500,000 Common Shares upon certain terms and conditions. See "Proposal I--Approval of the Transaction--The Transaction-- Principal Features of the Transaction; Effects of the Transaction--Issuance of Warrants."

AREE COMMON SHARES

     In connection with the Transaction, the Company will issue 105,263 AREE Common Shares for an aggregate purchase price of $1.0 million, to be paid in cash. See "Proposal I--Approval of the Transaction--The Transaction--Principal Features of the Transaction; Effects of the Transaction--Issuance of AREE Common Shares."

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table presents information concerning the ownership, as of June 30, 1998 on a pro forma basis as if the AREE Common Shares had been issued on such date, and on a fully diluted basis, of Common Shares of the Company by each of the following: the Trustees; the Nominees; the Trustees, Nominees and current executive officers of the Company as a group; the Trustees, Nominees and proposed (post-Closing) executive officers of the Company as a group; and persons or entities known to the Company to be beneficial owners of more than 5% of the Company's Common Shares as of June 30, 1998, on a pro forma basis or on a fully diluted basis. The precise number of Units to be issued to any person or entity in connection with the consummation of the acquisition of an Acquired Property is subject to adjustment based on the particular requirements imposed under the relevant agreement concerning, among other things, prorations, payment of closing costs, and assumptions or payments of existing indebtedness, as well as the actual date on which the acquisition occurs and the potential requirement that such person or entity be obligated to satisfy, on a post-closing basis, such obligations imposed under the relevant agreement. Accordingly, references below to a number of Units to be held by a particular person or entity are estimates and are not expected to vary materially from the actual numbers. All share numbers are provided based upon information supplied to management of the Company by the respective individuals and members of the groups. Except as otherwise indicated in the notes to the table, each person named in the table has sole voting and investment power with respect to all shares shown as beneficially owned by such person.

                                                  Common Shares                 Common Shares              Common Shares
                                               Beneficially Owned         Beneficially Owned on a     Beneficially Owned on a
Name and Address                               as of June 30, 1998             Pro Forma Basis          Fully Diluted Basis
------------------------------------------  ------------------------    -------------------------    -------------------------
                                            Number (1)   Percent (1)    Number (2)    Percent (2)    Number (3)    Percent (3)
                                            ----------   -----------    ----------    -----------    ----------    -----------
Arnold K. Leas (4)(5)(6)..................    107,866        14.7%        107,866        12.9%       1,078,454         9.2%
Steven B. Hoyt (5)(7).....................          0          --               0          --        3,604,781        30.7
Paul T. Lambert (5)(8)....................          0          --               0          --          938,482         8.0
Lyle W. Larcheid (4)(9)...................      2,000          *            2,000          *             2,000          *
Peter Ogden (4)(9)........................      2,000          *            2,000          *             2,000          *
Robert P. Ripp (4)(10)....................      2,620          *            2,620          *             2,620          *
Gerald Sobczak (4)(9).....................      2,000          *            2,000          *             2,000          *
Robert F. Rice (4)(5)(11).................      6,000          *            6,000          *             6,000          *
Gregory S. Leas (4)(5)(12)................      6,170          *            6,170          *             6,170          *
Garret T. Nakama (4)(9)...................      4,000          *            4,000          *             4,000          *
Dale Pinkalla (4)(9)......................      4,000          *            4,000          *             4,000          *
Duane H. Lund (5)(13).....................          0          --         105,263        11.2        1,844,025        15.7
Wellington Management
   Corporation (5)(14)....................     79,893        11.0          79,893         9.6        1,054,590         8.9
Esor and Company (15).....................     44,648         6.1          44,648         5.4           44,648          *
American Real Estate Equities,
    LLC (5)(16)...........................          0          --         105,263        11.2          846,439         7.2
Lambert Equities II, LLC (5)(17)..........          0          --               0          --          938,482         8.0
WLPT Funding, LLC (5)(18).................          0          --               0          --          997,586         8.5
John Hansen (19)..........................          0          --               0          --          860,571         7.3
George A. Moser (20)......................          0          --               0          --        2,294,118        19.5
Northwest Investor, Inc. (21).............          0          --               0          --        2,271,176        19.3
Northwest Corporate Centre II and III
   Limited Partnership (22)...............          0          --               0          --        1,075,103         9.1
All Trustees, Nominees and current
 executive officers as a group (11
   persons) (23)..........................    136,656        18.0         136,656        15.8        1,107,244         9.4
All Trustees, Nominees and proposed
 executive officers as a group (9
   persons) (24)..........................    122,486        16.4         227,749        26.7        7,368,598        62.6

______________
*    Less than one percent.

(1) Based on 728,038 Common Shares outstanding as of June 30, 1998. Also assumes exercise by only the shareholder or group named in each row of all options and warrants for the purchase of Common Shares held by such shareholder or group and exercisable within 60 days.

(2) Based on 833,301 Common Shares outstanding on a pro forma basis. Includes 728,038 Common Shares outstanding as of June 30, 1998 and 105,263 AREE Common Shares to be issued in the Transaction. Also assumes exercise by only the shareholder or group named in each row of all options and warrants for the purchase of Common Shares held by such shareholder or group and exercisable within 60 days.

(3) Based on 11,758,489 Common Shares outstanding on a fully diluted basis. Includes 728,038 Common Shares outstanding as of June 30, 1998, options to acquire 34,350 Common Shares and warrants to acquire 30,000 Common Shares, each exercisable within 60 days, and 9,860,838 Units, 1,000,000 Warrants and 105,263 AREE Common Shares to be issued in the Transaction. Unlike the information presented under the column entitled "Common Shares Beneficially Owned on a Pro Forma Basis" which includes only Common Shares, options and warrants the information presented under those columns entitled "Common Shares Beneficially Owned on a Fully Diluted Basis" includes all Common Shares, options, Warrants and Units.
(4) The business address for each of the current Trustees and executive officers of the Company is 18650 W. Corporate Drive, Suite 300, P.O. Box 0919, Brookfield, Wisconsin 53008-0919.
(5) All of these parties have entered into an agreement providing for the election of Trustees. Each such party disclaims beneficial ownership of Common Shares owned by each other party.

(6) Includes 19,964 Common Shares held by Mr. Leas, 605 Common Shares held by Mr. Leas' wife, 1,404 Common Shares held by Mr. Leas and his wife as joint tenants, options to purchase 6,000 Common Shares exercisable within 60 days, and 79,893 Common Shares, 500,000 Warrants and 470,588 Units to be held by WMC, of which Mr. Leas is the President and Chief Executive Officer and with respect to which Mr. Leas, members of his immediate family and trusts for the benefit of such persons own approximately 41.8% of the outstanding capital stock. Mr. Leas disclaims beneficial ownership of the Common Shares held by his wife.
(7) The business address for Mr. Hoyt is 708 South 3rd Street, Suite 108, Minneapolis, Minnesota 55415.

(8) The business address for Mr. Lambert is 4155 East Jewel, Suite 103, Denver, Colorado 80222. Reflects 938,482 Units to be held by Lambert Equities, of which Mr. Lambert is the sole member.
(9) Consists solely of options to purchase Common Shares exercisable within 60 days.

(10) Includes options to purchase 2,000 Common Shares exercisable within 60 days of June 30, 1998 and 620 Common Shares held by Mr. Ripp.
(11) Includes options to purchase 5,000 Common Shares exercisable within 60 days of June 30, 1998 and 1,000 Common Shares held by Mr. Rice.

(12) Includes options to purchase 5,000 Common Shares exercisable within 60 days of June 30, 1998 and 1,170 Common Shares held by Mr. Leas.

(13) The business address for Mr. Lund is 300 First Avenue North, Suite 115, Minneapolis, Minnesota 55401. Includes 997,586 Units held by WLPT Funding, of which Mr. Lund is the 90% owner and the sole manager, and 241,176 Units, 500,000 Warrants and 105,263 Common Shares to be held by AREE, of which Mr. Lund is the President.

(14) The business address for WMC is 18650 W. Corporate Drive, Suite 300, P.O. Box 0919, Brookfield, Wisconsin 53008-0919. Includes 79,893 Common Shares, 500,000 Warrants and 470,588 Units.
(15) The business address for Esor and Company is 1100 W. Wells Street, Milwaukee, Wisconsin 53233.
(16) The business address for AREE is 300 First Avenue North, Suite 115, Minneapolis, Minnesota 55401. Includes 105,263 Common Shares, 241,176 Units and 500,000 Warrants to be held by AREE.
(17) The business address for Lambert Equities II, LLC is 4155 East Jewel, Suite 103, Denver, Colorado 80222.
(18) The business address for WLPT Funding LLC is c/o Golden Acres Incorporated, 8400 Normandale Lake Boulevard, Suite 920, Minneapolis, Minnesota 55437.
(19) The business address for Mr. Hansen is 14116 Frontier Lane, Burnsville, Minnesota 55337. Includes 851,965 Units to be held by Mr. Hansen and 8,606 Units to be held by Mr. Hansen's wife. Mr. Hansen disclaims beneficial ownership of the Units to be held by his wife.
(20) The business address for Mr. Moser is 2500 West Higgins Road, Suite 400, Hoffman Estates, Illinois 60195. Includes 537,065 Units to be held by Northwest Corporate Centre I Limited Partnership, 1,075,103 Units to be held by Northwest Corporate Centre II and III Limited Partnership, 437,789 Units to be held by Northwest Tech Limited Partnership and 244,161 Units to be held by Tollway Industrial Center Limited Partnership, each of which is a limited partnership in which Northwest Investor, Inc., a corporation in which Mr. Moser is the sole shareholder, is the 1% sole general partner and Northwest Partners Limited Partnership, a limited partnership in which Mr. Moser is the sole general partner, is the 99% sole limited partner.
(21) The business address for Northwest Investor, Inc. is 2500 West Higgins Road, Suite 400, Hoffman Estates, Illinois 60195. Includes 537,065 Units to be held by Northwest Corporate Centre I Limited Partnership, 1,075,103 Units to be held by Northwest Corporate Centre II and III Limited Partnership, 437,789 Units to be held by Northwest Tech Limited Partnership and 244,161 Units to be held by Tollway Industrial Center Limited Partnership, each of which is a limited partnership in which Northwest Investor, Inc. is the sole general partner.
(22) The business address for Northwest Corporate Centre II and III Limited Partnership is 2500 West Higgins Road, Suite 400, Hoffman Estates, Illinois 60195.
(23) Includes options to purchase 32,000 Common Shares exercisable within 60 days.
(24) Includes options to purchase 19,000 Common Shares exercisable within 60 days.

REGISTRATION RIGHTS

     On March 5, 1998, the Company issued to Credit Suisse First Boston ("CSFB") a Common Stock Purchase Warrant (the "CSFB Warrant") entitling CSFB to purchase up to 30,000 Common Shares on terms and conditions as more fully set out in the CSFB Warrant. In connection with the issuance of the CSFB Warrant, the Company and CSFB entered into a Registration Rights Agreement (the "CSFB Registration Rights Agreement"), pursuant to which CSFB (or such other holders of a majority of the shares represented by the CSFB Warrant if the same shall have been transferred) was granted the right to require the Company to prepare and file one or more registration statements, under certain circumstances, with respect to the shares purchasable under the CSFB Warrant and all other shares owned by CSFB or the then-holder(s) of the CSFB Warrant (the "CSFB Registrable Securities"). The Company is prohibited under the CSFB Registration Rights Agreement from selling any securities for its own account in such a registration unless the holders of a majority of CSFB Registrable Securities consent to such sale.

     In addition, whenever the Company proposes to register any of its securities for its own account or for sale by any other holder, the Company must give written notice to all holders of CSFB Registrable Securities of its intention to file such a registration statement and shall include in such registration all such CSFB Registrable Securities requested to be included, subject to certain conditions and priorities as more fully described in the CSFB Registration Rights Agreement. In the event such registration is an underwritten offering, the holders of a majority of CSFB Registrable Securities must approve the underwriter selected by the Company (which approval shall not be unreasonably withheld).

     The Company will also grant additional registration rights in connection with the Transaction. See "Proposal I--Approval of the Transaction--The Transaction--Certain Additional Covenants--Master Registration Rights Agreement" and "--Principal Features of the Transaction; Effects of the Transaction-- Issuance of AREE Common Shares."

                                  PROPOSAL IV

                          ADOPTION OF THE OPTION PLAN

GENERAL

     On August 12, 1998, the Board of Trustees unanimously approved the Option Plan. The Company is submitting the Option Plan to its shareholders for purposes of complying with certain provisions of the Code pertaining to incentive stock options, as described below, and certain Nasdaq rules. If the Option Plan is approved by the requisite shareholders, the Company intends to refrain from issuing any additional options under the Current Incentive Plan. The vote of a majority of the Common Shares represented in person or by proxy at the Special Meeting will be required to approve the adoption of the Option Plan.

     The discussion contained in this Proxy Statement is qualified in its entirety by reference to the Option Plan, which is attached hereto as Exhibit F.

   THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE ADOPTION OF THE OPTION PLAN.

DESCRIPTION OF OPTION PLAN

     Administration. The Option Plan is to be administered by the Share Option Plan Administrative Committee, which will be comprised of at least two non-employee Trustees appointed by the Board of Directors (the "Share Option Committee"). The Share Option Committee will have the authority, subject to approval by the Board of Trustees, to select the employees to whom awards may be granted, to determine the terms of each award, to interpret the provisions of the Option Plan and to make all other determinations for the administration of the Option Plan. The Option Plan provides for the grant of "incentive stock options," as defined under Section 422(b) of the Code, options that do not so qualify (referred to herein as "nonstatutory options"), restricted share and share appreciation rights ("SARs"), as determined in each individual case by the Share Option Committee. The Board of Trustees has reserved 2,000,000 Common Shares for issuance under the Option Plan, subject to adjustment for share splits, share dividends or similar transactions. In general, if any award granted under the Option Plan expires, terminates, is forfeited or is cancelled for any reason, the shares allocable to such award may again be made subject to an award granted under the Option Plan.

     Awards. Trustees and key policy-making employees of the Company are eligible to receive grants under the Option Plan. Trustee options will be granted at the fair market value of the Common Shares on the date of grant. Employee awards may be granted subject to a vesting requirement and in any event will become fully vested upon a merger or change of control of the Company. The exercise price of incentive options granted under the Option Plan must at least equal the fair market value of the Common Shares subject to the option (determined as provided in the Option Plan) on the date the option is granted. The exercise price of nonstatutory options and SARs will be determined by the Share Option Committee.

     An incentive option granted under the Option Plan to an employee owning more than 10% of the combined voting power of all classes of Shares of the Company must have an exercise price of at least 110% of the then current fair market value of the Common Shares issuable upon exercise of the option and may not have an exercise term of more than five years. Incentive options are also subject to the further restriction that the aggregate fair market value (determined as of the date of grant) of Common Shares as to which any such incentive option first becomes exercisable in any calendar year, is limited to $100,000. To the extent options covering more than $100,000 worth of Common Shares first become exercisable in any one calendar year, the excess will be nonstatutory options. For purposes of determining which, if any, options have been granted in excess of the $100,000 limit, options will be considered to become exercisable in the order granted.

     Each Trustee and key employee eligible to participate in the Option Plan will be notified by the Share Option Committee. The award agreement will specify the type of award to be granted, the number of shares (if any) to which the award relates, the terms and conditions of the award and the date granted. In the case of an award of options, the award agreement will also specify the price at which the Common Shares subject to the option may be purchased, the date(s) on which the option becomes exercisable and whether the option is an incentive option or a nonstatutory option.

     The full exercise price for all Common Shares purchased upon the exercise of options under the Option Plan may be paid by cash, personal check, personal note, award surrender or Common Shares owned at the time of exercise, as directed by the Share Option Committee. Incentive options granted under the Option Plan will remain outstanding and exercisable for ten years from the date of grant or until the expiration of 90 days (or such lesser period as the Share Option Committee may determine) from the employee's date of termination of employment with the Company. Nonstatutory options and SARs granted under the Option Plan remain outstanding and exercisable for such period as the Share Option Committee may determine.

     Income Tax. With respect to incentive options, no taxable income is recognized by the option holder for income tax purposes at the time of the grant or exercise of an incentive option, although neither is there any income tax deduction available to the Company as a result of such a grant or exercise. Any gain or loss recognized by an option holder on the later disposition of Common Shares acquired pursuant to the exercise of an incentive option generally will be treated as capital gain or loss if such disposition does not occur prior to one year after the date of exercise of the option, or two years after the date the option was granted. With respect to nonstatutory options, restricted shares or SARs, no taxable income will result to the recipient of the awards, nor will the Company be entitled to an income tax deduction. However, upon the exercise of nonstatutory options or SARs, or the lapse of restrictions on restricted shares, the award holder will generally recognize ordinary income equal to the difference between the exercise price and the fair market value of the Common Shares acquired on the date of exercise, and the Company will be entitled to an income tax deduction in the amount of the ordinary income recognized by the option holder. In general, any gain or loss realized by the option holder on the subsequent disposition of such shares will be a capital gain or loss.

     Amendment and Termination. The Option Plan expires ten years after its adoption, unless sooner terminated by the Board of Trustees. The Board of Trustees has authority to amend the Option Plan in such manner as it deems advisable, except that the Board of Trustees is not permitted, without shareholder approval, to amend the Option Plan in a manner which would prevent the grant of incentive options or increase the number of Common Shares available for issuance under the Option Plan.


PRINCIPAL REASONS TO ADOPT THE OPTION PLAN

     The Board of Trustees believes that the adoption of the Option Plan is in the best interests of the Company in order to promote equity ownership of the Company by Trustees and selected officers and employees of the Company, to increase their proprietary interest in the success of the Company and to encourage them to remain affiliated with the Company. The Board of Trustees also believes that the adoption of the Option Plan will allow the Company to continue to attract highly qualified individuals to serve in such capacities.

POTENTIAL CONFLICT OF INTEREST IN BOARD OF TRUSTEES' RECOMMENDATION OF ADOPTION OF THE OPTION PLAN

     Although the Company has no current plan to issue any options or other rights under the Option Plan, because the members of the Board of Trustees are eligible to receive options or other rights under the Option Plan, the Board of Trustees may be considered to have an inherent conflict in their recommendation of adoption of the Option Plan.

                            SELECTED FINANCIAL DATA

     The following tables set forth certain financial data on a consolidated historical and pro forma basis for the Company. The financial data should be read in conjunction with the Company's financial statements and the notes thereto, Apple Valley Properties' combined statement of revenue and certain expenses for the year ended December 31, 1997 and the note thereto, Feld Properties' combined statement of revenue and certain expenses for the year ended December 31, 1997 and the note thereto, Hoyt Properties' combined statement of revenue and certain expenses for the year ended December 31, 1997 and the note thereto, Cold Springs Office Center's statement of revenue and certain expenses for the year ended December 31, 1997 and the note thereto, Stonegate Properties' combined statement of revenue and certain expenses for the year ended December 31, 1997 and the note thereto, and Wellington Centre's statements of revenue and certain expenses for the years ended December 31, 1997 and 1996 and the notes thereto, in each case included elsewhere in this Proxy Statement. The consolidated historical financial data of the Company as of and for the fiscal years ended December 31, 1997 and 1996 have been derived from and should be read in conjunction with the audited financial statements for those years. The financial data of the Company as of and for the six months ended June 30, 1998 and 1997 have been derived from unaudited financial statements, which, in the opinion of management, include all adjustments necessary for a fair statement of the results for the unaudited interim periods. This information should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" of the Company located elsewhere in this Proxy Statement.

     The unaudited pro forma financial and operating data for the six months ended June 30, 1998 and for the year ended December 31, 1997, is presented as if the completion of the Transaction occurred as of January 1, 1998 for the June 30, 1998 pro forma data and as of January 1, 1997 for the December 31, 1997 pro forma data. The pro forma information is based upon certain assumptions that are included in the notes to the pro forma financial statements included elsewhere in this Proxy Statement. The pro forma information is unaudited and is not necessarily indicative of what the financial position and results of operations of the Company would have been as of and for the periods indicated, nor does it purport to represent the future financial position and results of operations for future periods.

                          WELLINGTON PROPERTIES TRUST
             CONSOLIDATED HISTORICAL AND PRO FORMA FINANCIAL DATA
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                             Six Months
                                                           Ended June 30,                       Year Ended December 31,
                                             ---------------------------------------    ---------------------------------------
                                              Pro Forma            Historical            Pro Forma           Historical
                                             -----------   -------------------------    -----------   -------------------------
                                                 1998          1998         1997            1997          1997         1996
                                             -----------   -----------   -----------    -----------   -----------   -----------
                                                           (unaudited)                  (unaudited)
                                             ---------------------------------------
OPERATING DATA:
Revenue:
  Rental revenue........................     $    12,382   $     1,517   $     1,560    $    22,945   $     2,981   $     2,557
  Other.................................              52            --           193            381           199             9
                                             -----------   -----------   -----------    -----------   -----------   -----------
  Total revenue.........................          12,434         1,517         1,753         23,326         3,180         2,566
                                             -----------   -----------   -----------    -----------   -----------   -----------

 Expenses:
  Interest..............................           5,433           634           761         10,998         1,398         1,339
  Depreciation and
     amortization.......................           2,306           294           305          4,630           606           552
  Property expenses.....................           5,343           589           579         11,674         1,155         1,075
  General and administrative............             348           148           138            697           297           313
                                             -----------   -----------   -----------    -----------   -----------   -----------
  Total expenses........................          13,430         1,665         1,783         27,999         3,456         3,279
                                             -----------   -----------   -----------    -----------   -----------   -----------

 (Loss) before minority interests.......            (996)         (148)          (30)        (4,673)         (276)         (713)
 Loss allocated to minority
     interests..........................             919            --            --          4,315            --            --
                                             -----------   -----------   -----------    -----------   -----------   -----------
 Net (loss).............................     $       (77)  $      (148)  $       (30)   $      (358)  $      (276)  $      (713)
                                             ===========   ===========   ===========    ===========   ===========   ===========
 Net (loss) per Common Share............     $     (0.09)  $     (0.20)  $     (0.04)   $     (0.44)  $     (0.39)  $     (1.07)
                                             ===========   ===========   ===========    ===========   ===========   ===========
 Cash dividends/distributions
     declared...........................                   $       253   $       295                  $       543   $       571
                                                           ===========   ===========                  ===========   ===========


 Cash dividends/distributions per
  Common Share..........................                   $     0.350   $     0.425                  $     0.775   $     0.850
                                                           ===========   ===========                  ===========   ===========



BALANCE SHEET DATA (AS OF PERIOD END):
Real estate investment, net of
 accumulated depreciation...............     $   212,666   $    18,964   $    19,411                  $    19,193   $    21,249
Total assets............................         214,737        19,919        21,450                       19,785        21,871
Mortgages payable.......................         125,131        15,840        16,865                       14,666         9,376
Total liabilities.......................         126,009        16,718        17,608                       16,308        17,974
Minority interests......................          83,025            --            --                           --            --
Shareholders' equity....................           5,703         3,201         3,842                        3,477         3,897

OTHER DATA:
Cash flows provided by (used in):
 Operating activities...................            (a)    $        83   $      (132)        (a)      $        (5)  $        68
 Investing activities...................            (a)            (41)          382         (a)            1,814          (992)
 Financing activities...................            (a)           (188)         (357)        (a)           (1,894)          504
Funds from operations (b)...............           1,211           122            97           (405)          118          (240)
Weighted average shares outstanding
(in thousands)..........................             828           723           697            818           713           663


PROPERTY DATA (AS OF PERIOD END):
Number of properties owned..............              33             2             2             33             2             3
Total rentable square feet owned
(in thousands)..........................           1,888            --            --          1,888            --            --
Total units owned.......................             376           376           376            376           376           410

__________

(a) Pro forma information relating to cash flows from operating, investing and financing activities has not been included because management believes that the information would not be meaningful due to the number of assumptions required in order to calculate this information.
(b) The White Paper on Funds from Operations ("FFO") approved by the Board of Governors of NAREIT in March 1995 defines FFO as net income (loss) (computed in accordance with generally accepted accounting principles ("GAAP")), excluding gains (or losses) from debt restructuring and sales of properties, plus real estate related depreciation and amortization and after all adjustments for unconsolidated partnerships and joint ventures. The Company believes that FFO is helpful to investors as a measure of the financial performance of an equity REIT because, along with the cash flow from operating activities, financing activities and investing activities, it provides investors with an indication of the ability of the Company to incur and service debt, to make capital expenditures and to fund other cash needs. The Company computes FFO in accordance with standards established by NAREIT which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than the Company. FFO does not represent cash generated from operating activities determined in accordance with GAAP and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of the Company's financial performance or to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company's liquidity, nor is it indicative of funds available to fund the Company's cash needs, including its ability to make cash distributions.

       MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
                             RESULTS OF OPERATIONS

Overview

     The following discussion should be read in conjunction the "Selected Financial Data," the Company's financial statements and notes thereto, Hoyt Properties' combined statement of revenue and certain expenses for the year ended December 31, 1997 and the notes thereto, Cold Springs Office Center's statement of revenue and certain expenses for the year ended December 31, 1997 and the notes thereto, Feld Properties' combined statement of revenue and certain expenses for the year ended December 31, 1997 and the notes thereto, Stonegate Properties' combined statement of revenue and certain expenses for the year ended December 31, 1997 and the notes thereto, Wellington Centre's statements of revenue and certain expenses for the years ended December 31, 1997 and 1996 and the notes thereto, and Apple Valley Properties' combined statement of revenue and certain expenses for the year ended December 31, 1997 and the notes thereto included elsewhere in this Proxy Statement. The unaudited pro forma presentation includes the historical results of the Company and the effects of the Transaction. These effects are reflected in the pro forma condensed consolidated financial statements located elsewhere in this Proxy Statement.

RESULTS OF OPERATIONS

HISTORICAL OPERATING RESULTS OF THE COMPANY

     Comparison of the Six Months Ended June 30, 1998 to the Six Months Ended June 30, 1997.

     Rental revenue decreased by approximately $44,000, or 2.8%, for the six months ended June 30, 1998 compared to the six months ended June 30, 1997. This decreased revenue was primarily a result of the sale of Forest Downs Apartments on April 10, 1997. After adjusting for the sale of Forest Downs, revenues at Lake Pointe and Maple Grove increased by approximately $30,000, or 2.0%, during the first six months of 1998 compared to the first six months of 1997. Interest and other income decreased by $193,000, or 99.9%, during these same periods, primarily due to the gain on the sale of Forest Downs during the second quarter of 1997.

     Interest expense decreased by $127,000, or 16.7%, for the six months ended June 30, 1998 compared to the six months ended June 30, 1997. The decrease is primarily due to reduced interest as a result of the sale of Forest Downs and the refinancing of Maple Grove. Depreciation and amortization expense decreased by $11,000, or 3.7%, for the six months ended June 30, 1998 as compared to the six months ended June 30, 1997, primarily as a result of the sale of Forest Downs.

     Property, operating and maintenance and real estate taxes and insurance expenses increased by $11,000, or 1.9%, from $578,000 for the six months ended June 30, 1997 to $589,000 for the six months ended June 30, 1998, primarily as a result of inflation.

     General and administrative expenses increased by $10,000, or 7.2%, from $138,000 for the six months ended June 30, 1997 to $148,000 for the six months ended June 30, 1998, primarily as a result of increased travel with respect to acquisitions and increased foreign corporation tax paid to the State of Wisconsin.

     As a result of the foregoing, the Company's consolidated net loss for the period January 1, 1998 to June 30, 1998 was $148,000, or $0.20 per share, as compared to a consolidated net loss of $29,000, or $0.04 per share, for the period January 1, 1997 to June 30, 1997.

     Comparison of the Year Ended December 31, 1997 to the Year Ended December 31, 1996.

     Total revenues increased by approximately $615,000, or 24.0%, for the year ended December 31, 1997 compared to the year ended December 31, 1996. This increase was primarily due the gain from the sale of Forest Downs coupled with the occupancy stabilization of Maple Grove by the middle of 1997.

     Interest expense increased by $60,000, or 4.4%, for the year ended December 31, 1997 compared to the year ended December 31, 1996, primarily due to interest on increased debt proceeds from the refinancing of Maple Grove. Depreciation and amortization expense increased by $54,000, or 9.8%, for the year ended December 31, 1997 compared to the year ended December 31, 1996, due primarily to the completion of construction of the final 60 units at Maple Grove on or about August 31, 1996.

     For the year ended December 31, 1997 compared to December 31, 1996, property, operating and maintenance and property taxes and insurance expenses increased by $79,000, or 7.8%, primarily due to increased expenses attributable to the completion of construction of 60 units at Maple Grove and the occupancy stabilization of Maple Grove by the middle of 1997.

     Advertising and promotion and general and administrative expenses decreased by $15,000, or 3.8%, for the year ended December 31, 1997 compared to the year ended December 31, 1996, primarily as a result of the occupancy stabilization at Maple Grove by the middle of 1997.

     As a result of the foregoing, the Company's consolidated net loss was approximately $276,000, or $0.39 per share, for the year ended December 31, 1997 compared with consolidated net loss of approximately $713,000, or $1.07 per share, for the year ended December 31, 1996.

PRO FORMA OPERATING RESULTS OF THE COMPANY

     Comparison of the Six Months Ended June 30, 1998 on a Pro Forma Basis to the Six Months Ended June 30, 1998 on a Historical Basis.

     Total pro forma revenue was approximately $12.4 million for the six months ended June 30, 1998 as compared to $1.5 million total historical revenue for the six months ended June 30, 1998. Substantially all of the increase results from the inclusion of pro forma revenue related to the Acquired Properties for the six months ended June 30, 1998.

     Total pro forma expenses for the six months ended June 30, 1998 were approximately $13.4 million as compared to approximately $1.7 million total historical expenses for the six months ended June 30, 1998. The increase was due primarily to the inclusion of pro forma expenses related to the Acquired Properties.

     As a result of the factors discussed above, pro forma net loss before minority interest for the six months ended June 30, 1998 was approximately $996,000 as compared to historical net loss before minority interest of $148,000, and pro forma net loss of the Company was $77,000 as compared to historical net loss of $148,000.

     Comparison of the Year Ended December 31, 1997 on a Pro Forma Basis to the Year Ended December 31, 1997 on a Historical Basis.

     Total pro forma revenue was approximately $23.3 million for the year ended December 31, 1997 as compared to $3.2 million total historical revenue for the year ended December 31, 1997. Substantially all of the increase results from the inclusion of pro forma revenue related to the Acquired Properties for the year ended December 31, 1997.

     Total pro forma expenses for the year ended December 31, 1997 were approximately $28.0 million as compared to approximately $3.5 million total historical expenses for the year ended December 31, 1997. The increase was due primarily to the inclusion of pro forma expenses related to the Acquired Properties.

     As a result of the factors discussed above, pro forma net loss before minority interest for the year ended December 31, 1997 was approximately $4.7 million as compared to historical net loss before minority interest of $276,000, and pro forma net loss of the Company was $358,000 as compared to historical net loss of $276,000.

LIQUIDITY AND CAPITAL RESOURCES

     Cash provided by operations and borrowings from affiliates and lending institutions have generally provided the primary sources of liquidity to the Company. Historically, the Company has utilized these sources to fund operating expenses, satisfy its debt service obligations and fund distributions to shareholders.

     In connection with the Transaction, the Lender has submitted a term sheet to the Company summarizing the terms under which the Lender would provide the New Credit Facility. The New Credit Facility will be a maximum $37.5 million facility (subject to reduction depending upon the appraised value of the Acquired Properties), which will be split into a senior tranche of $17.8 million and a mezzanine tranche of $19.7 million. The New Credit Facility will be nonrecourse, except that the Company and the Operating Partnership will jointly guarantee both (i) normal and customary exclusions or "carve-outs" from the nonrecourse protections under the New Credit Facility, and (ii) the entirety of the New Credit Facility in the event of certain to-be-defined "bad" acts by any borrowing entity. The Senior Borrower will be a to-be-formed Delaware limited liability company in which the sole member is a to-be-formed Delaware limited liability company in which the sole member is the Mezzanine Borrower. The Mezzanine Borrower will be a to-be-formed Delaware limited liability company in which the Operating Partnership is the sole member. The senior tranche will be secured by first mortgage liens against certain of the Acquired Properties, and all such mortgages will be cross-defaulted and cross-collateralized. The mezzanine tranche will be secured by a collateral assignment of the Operating Partnership's membership interest in the Mezzanine Borrower.

     The New Credit Facility will have a five-year term. Borrowings under the senior tranche of the New Credit Facility will bear interest at a rate equal to that of 30-day LIBOR, plus 2.00% per annum, while borrowings under the mezzanine tranche will bear interest at a rate per annum of LIBOR plus a "Credit Spread." During the first year of the New Credit Facility, the Credit Spread will be 7.00%; however, the Credit Spread will increase during the term of the New Credit Facility to 8.25% in the fifth year of that term. Borrowings under the senior tranche may not be prepaid within the first two years of the facility, and thereafter may be prepaid subject to the payment of any applicable LIBOR breakage cost. Borrowings under the mezzanine tranche may be prepaid at any time, subject to a prepayment premium. If the Senior Borrower desires to sell or refinance an Acquired Property securing the senior tranche, the Senior Borrower may obtain a partial release of the Acquired Property from the senior tranche, provided that the

Senior Borrower complies with certain conditions (such as reasonable notice and absence of default) and pays to the Lender both the prepayment premium applicable to that portion of the senior tranche then being repaid and an additional amount based on a defeasance formula. In the event the Mezzanine Borrower sells an Acquired Property, then it will be required to pay to the Lender both the prepayment premium allocable to the portion of the mezzanine tranche being repaid and an amount calculated pursuant to the same defeasance formula as applies to the senior tranche. The Lender will be paid customary up-front and administrative fees in connection with the New Credit Facility.

     The closing of the New Credit Facility will be dependent on the satisfaction or waiver of conditions customary for transactions of this type, including: (i) delivery of corporate and other documents and opinions of counsel; (ii) the absence of material adverse changes or litigation; (iii) provision of insurance; and (iv) payment of certain fees and expenses. There can be no assurance that these conditions will be satisfied or that the New Credit Facility will be consummated on the terms described above or otherwise. See "Proposal I--The Transaction--New Credit Facility."

     During 1997, the Company declared distributions totaling $0.775 per share. On March 25, 1998, June 18, 1998 and September 23, 1998, the Company declared distributions of $0.175 per share per declaration.

CASH FLOWS

     Comparison of the Six Months Ended June 30, 1998 to the Six Months Ended June 30, 1997.

     During the six months ended June 30, 1998, the Company generated approximately $83,000 in cash from operating activities which, together with approximately $2.3 million in net proceeds from borrowings and approximately $124,000 from the issuance of Common Shares, were used primarily for (i) repayments of debt obligations aggregating approximately $2.4 million and (ii) payment of cash dividends aggregating approximately $250,000. As a result, the Company's cash balances decreased by approximately $146,000 to ($32,000) at June 30, 1998 from $114,000 at December 31, 1997.

     Comparison of the Year Ended December 31, 1997 to the Year Ended December 31, 1996.

     During the year ended December 31, 1997, the Company generated approximately $247,000 from the issuance of Common Shares, net of the purchase of treasury stock, which together with approximately $1.9 million in proceeds from sale of real estate investments and approximately $13.5 million in net proceeds from borrowings, were used primarily for (i) repayments of debt obligations aggregating approximately $8.4 million; (ii) repayments of land contract and business note obligations aggregating approximately $6.7 million;
(iii) payments of cash dividend aggregating approximately $564,000; (iv) the acquisition of rental property of approximately $85,000; and (v) cash used in operating activities of approximately $5,000. As a result, the Company's cash balances decreased by approximately $85,000 to $114,000 at December 31, 1997 from $199,000 at December 31, 1996.

INFLATION

     Inflation has not generally had a significant impact during the periods presented on the Company and the Acquired Properties because of the relatively low inflation rates in the markets in which they operate. Most of the Company's tenants represent short-term leases, and most of the Acquired Properties' tenants are contractually obligated to pay their share of operating expenses, thereby reducing exposure to increases in such costs resulting from inflation.

FUNDS FROM OPERATIONS

     The Company considers FFO to be helpful to investors as a measure of the financial performance of an equity REIT. In accordance with NAREIT's definition, FFO is defined as net income (loss) computed in accordance with GAAP, excluding gains (or losses) from debt restructuring and sales of property, plus real estate-related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. FFO does not represent cash generated from operating activities determined in accordance with GAAP and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of the Company's financial performance or to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company's liquidity, nor is it indicative of funds available to fund the Company's cash needs, including its ability to make cash distributions. Other REITs may not define FFO in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently from the Company.

     Funds from operations on a pro forma basis for the year ended December 31, 1997 and the six months ended June 30, 1998 are summarized in the following table (in thousands, except for share data). The pro forma computation does not purport to be indicative of the results that would have been obtained had the Transaction been completed as of the beginning of the periods presented or which may be obtained in the future.

                                                                    Pro Forma
                                                         Year Ended           Six Months
                                                        December 31,        Ended June 30,
                                                            1997                1998
                                                       --------------      ----------------
 Loss before minority interests                         $    (4,673)         $      (996)
 Deduct:  Gain on sale of real estate                          (167)                  --
 Add:  Real estate related depreciation and
  amortization                                                4,435                2,207
                                                        -----------          -----------

 Funds from operations                                  $      (405)          $    1,211
                                                        ===========          ===========

 Weighted average Common Shares/Units
  outstanding(1)                                         10,679,192           10,689,128
                                                        ===========          ===========

(1) Assumes exchange of all Units, calculated on a weighted average basis for Common Shares.

PROSPECTIVE ACCOUNTING STANDARDS

     In 1997, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards (SFAS) Nos. 130, "Reporting Comprehensive Income," and 131, "Disclosures About Segments of an Enterprise and Related Information." Both statements are effective for the Company beginning January 1, 1998. The statements, both of which are disclosure-related only, are not expected to materially impact the Company's financial reporting disclosures.

     At its March 1998 meeting, the Emerging Issues Task Force of the FASB reached a consensus ("EITF 97-11") that internal pre-acquisition costs of operating properties should be expensed as incurred. The Company believes that the adoption of EITF 97-11 will not materially impact its future operating results.

YEAR 2000

     The year 2000 issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities.


     As a result of the Transaction, the Company anticipates that it will upgrade its current information systems. The Company intends to review any and all purchases in this regard to ensure year 2000 compliance. The Company does not believe that the impact of the recognition of the year 2000 by its information and operating technology systems will have a material adverse effect on the Company's financial condition and results of operations.

     There can be no assurance that there will not be any year 2000-related operating problems or unanticipated expenditures that will arise with the Company's computer systems and software, whether existing or newly acquired, or that the systems of other companies on which the Company's systems rely will be timely converted and would not have an adverse effect on the Company's systems.

                       BUSINESS AND PROPERTIES

COMPANY HISTORY

     The Company is a Maryland real estate investment trust formed on March 15, 1994 under the Maryland REIT Law. The Company was formed to acquire, operate and hold income-producing investment real estate. In October 1994, the Company commenced a public offering of its Common Shares pursuant to a Registration Statement on Form SB-2 (Registration No. 33-82888C), which offering was terminated in October 1995.

     On January 5, 1996, the Company acquired Lake Pointe Apartments, a 72-unit multifamily residential property located in Schofield, Wisconsin, in exchange for the assumption of approximately $1.86 million of indebtedness and the issuance of 167,700 Common Shares.

     On December 30, 1996, the Company completed the acquisition of Maple Grove Apartments, a 304-unit multifamily residential property located in Madison, Wisconsin, by purchasing the remaining 12 units thereof.

     On April 10, 1997, the Company sold Forest Downs Apartments in Fitchburg, Wisconsin for $2.0 million.

     The Company's principal executive offices are located at 18650 W. Corporate Drive, Suite 300, P.O. Box 0919, Brookfield, Wisconsin 53008-0919, and its telephone number is 414-792-8900.

THE PROPERTIES

     The Current Properties consist of two multifamily residential properties located in Wisconsin, containing 376 apartment units. The Current Properties contain an average unit size of 901 square feet. The average rent per unit is $709.21 and the average rent per square foot is $0.787.

     As of September 1, 1998, the Current Properties had an average occupancy rate of 97.4%. Tenant leases are generally year-to-year and require security deposits. The Company believes that the Current Properties provide amenities and common facilities that create an attractive residence for tenants.

     The following table sets forth certain information relating to the Current
Properties:

                                                                   AVERAGE        OCCUPANCY       SEPT. 1, 1998 AVERAGE
  PROPERTY LOCATION        YEAR BUILT/               SQUARE      SQUARE FEET        AS OF        MONTHLY RENTAL RATE PER
  -----------------                                                                              -----------------------
                           RENOVATED      UNITS      FOOTAGE       PER UNIT     SEPT. 1, 1998       UNIT     SQUARE FOOT
                           ---------      -----      -------       --------     ------------       ----     -----------
  Lake Pointe
  Schofield, WI               1990           72       65,184            905           99%        $ 601.38     $  0.665
  Maple Grove
  Madison, WI                 1995          304      273,698            900           97           734.75        0.816
                                          -----     --------          -----        -----         --------     --------
TOTALS OR WEIGHTED
AVERAGE...........                          376      338,882            901         97.4%        $ 709.21     $  0.787
                                          =====     ========          =====        =====         ========     ========

     In addition to the Current Properties described above, upon Closing the Operating Partnership will acquire the Acquired Properties as described in Proposal I above.

MORTGAGE INDEBTEDNESS

                                     PRINCIPAL     INTEREST RATE
                     FACE AMOUNT   BALANCE AS OF    AT SEPT. 1,    AMORTIZATION   MATURITY    AMOUNT DUE AT    PREPAYMENT
PROPERTY LOCATION    OF MORTGAGE   SEPT. 1, 1998       1998           (YEARS)       DATE        MATURITY        PENALTY
-----------------    -----------   -------------   -------------   ------------     ----        --------        -------
Lake Pointe                                                                                                      Yield
Schofield, WI        $ 2,750,000   $   2,741,632        7.60%            30       2/11/2028   $           0    Maintenance

Maple Grove                                                                                                      Yield
Madison, WI           12,900,700      12,785,743       8.095%            30        6/1/2004      11,960,225    Maintenance
                     -----------   -------------                                              -------------
TOTAL............    $15,650,700   $  15,527,375                                              $  11,960,225
                     ===========   =============                                              =============

LEASES

     The Company uses (and, with respect to the Acquired Properties, will use) a variety of lease forms to comply with applicable state and local laws and custom. The term of a lease varies with local market conditions; however, one-year leases are most common for residential properties, and two- to five-year leases are most common for non-residential properties. Generally, the leases provide that unless the parties agree in writing to a renewal, the tenancy will convert at the end of the lease term to a month-to-month tenancy subject to the terms and conditions of the lease, unless either party gives the other at least 30 days prior notice of termination. All leases are terminable by the Company for nonpayment of rent, violation of property rules and regulations and other specified defaults.

BROKERAGE AND LEASING

     WRI provides leasing services to the Current Properties. The Company maintains at least one on-site leasing consultant at each Property. Leasing consultants meet with prospective tenants and show models and vacant units. The leasing consultants maintain contact with residents to determine the residents' level of satisfaction with their unit within the Property. When the Company deems it necessary, it may employ the services of, and pay customary fees to, unaffiliated real estate brokers and other persons and entities who are in the business of locating and representing prospective tenants for non-residential properties.

COMPETITION

     Numerous properties compete with the Properties in attracting tenants to lease space, and additional properties can be expected to be built in the markets in which the Properties are located. The number and quality of competitive properties in a particular area will have a material effect on the Company's ability to lease space at the Properties or at newly acquired properties and on the rents charged. Some of these competing properties may be newer or better located than the Properties. The Company may be competing with other entities that have greater resources than the Company and whose managers have more experience than the Company's officers and Trustees. Accordingly, it is possible that the

Company may not be able to meet its targeted level of property acquisitions and developments due to such competition, which may have an adverse effect on the Company's expected growth in operations.

EMPLOYEES

     As of June 30, 1998, the Company had ten employees. Upon Closing, the Company anticipates that all of its on-site employees will be transferred to the employ of WRI.

LEGAL PROCEEDINGS

     The Company is currently a party to various claims which arise in the ordinary course of business, none of which, individually or in the aggregate, are expected to have a material adverse effect on the business or financial condition of the Company.

REGULATIONS AND INSURANCE

     General. The Properties are subject to various laws, ordinances and regulations, including, in the case of the residential properties, regulations relating to recreational facilities such as swimming pools, clubhouses and other common areas. The Company believes that each Property has the necessary permits and approvals to operate its business.

     Americans with Disabilities Act. Under the ADA, all "public accommodations" and "commercial facilities" are required to meet certain federal requirements related to access and use by disabled persons. Noncompliance with the ADA could result in imposition of fines or an award of damages to private litigants. The Company does not believe that any material changes to the Properties are currently required by the ADA.

     Fair Housing Laws. In addition to the requirements of the ADA, with respect to the Company's residential properties, the Fair Housing Act requires that (i) handicapped persons be allowed, at their own expense, to make any reasonable modifications necessary for their full enjoyment of the premises, and
(ii) housing providers make reasonable accommodations in rules, policies, practices or services necessary to afford handicapped persons "equal opportunities to use and enjoy a dwelling."

     Insurance. Management believes that the Properties are covered by adequate fire, flood and property insurance provided by reputable companies and with commercially reasonable deductibles and limits. The Company maintains comprehensive liability, all-risk property insurance coverage with respect to the Properties with policy specifications, limits and deductibles customarily carried for similar properties. The Company has obtained (or will have obtained upon Closing) title insurance insuring fee title to the Properties in an aggregate amount which the Company believes to be adequate.

ENVIRONMENTAL MATTERS

     Under various federal, state and local environmental laws, ordinances and regulations, a current or previous owner or operator of real estate may be required (often regardless of knowledge or responsibility) to investigate and remediate the effects of hazardous or toxic substances or petroleum product releases at its properties, and may be held liable to a governmental entity or to third parties for property damage and for investigation and remediation costs incurred by them in connection with the contamination, which costs may be substantial. The presence of such substances (or the failure to properly remediate the contamination) may have a material adverse effect on the owner's ability to borrow against, sell or rent the affected property. In addition, certain environmental laws create liens on contaminated sites in favor of the government for damages and costs it incurs in connection with the contamination.

     Certain federal, state and local laws and regulations govern the removal, encapsulation or disturbance of hazardous substances, including ACMs, when such substances are released or in the event of construction, remodeling, renovation or demolition of a building. Those laws may impose liability for release of ACMs and may provide for third parties to seek recovery from owners or operators of real properties for personal injury or property damage associated with exposure to released hazardous substances, including ACMs.

     Phase I environmental assessments have been obtained for each of the Properties. The purpose of the Phase I assessment is to identify potential sources of contamination for which a company may be responsible and to assess the status of environmental regulatory compliance. The Phase I environmental assessments have not revealed any environmental liability that the Company believes would have a material adverse effect on the Company's business, assets or results of operations, nor is the Company aware of any such material environmental liability. Nevertheless, it is possible that the Phase I environmental assessments relating to any one of the Properties have not revealed all environmental liabilities or that there are material environmental liabilities of which the Company is unaware. Moreover, there can be no assurance that (i) future laws, ordinances or regulations will not impose material environmental liability, or (ii) the current environmental condition of the Properties will not be affected by tenants, the conditions of land or operations in the vicinity of such Properties (such as the presence of underground storage tanks) or by properties of third parties unrelated to the Company.

                POLICIES WITH RESPECT TO CERTAIN ACTIVITIES

     The following is a description of certain investment, financing and conflict of interest policies of the Company. These policies have been adopted by the Board of Trustees and may be amended or revised from time to time without the approval of the Company's shareholders, except that changes in certain policies with respect to conflicts of interest must be consistent with certain legal requirements.

INVESTMENT POLICIES

     Investments in Real Estate or Interests in Real Estate. The Company's investment objectives are to increase cash flow and to achieve long-term capital appreciation through increases in the value of the Company's portfolio of properties and its operations. In addition, where prudent and possible, the Company will seek to upgrade and improve the existing Properties and any newly acquired properties. While the Company's business currently is focused on residential properties, the Company anticipates upon Closing that it will focus on office, light industrial and retail properties as well as residential properties. The Company's policy is to acquire and develop assets primarily for generation of current income and long-term value appreciation; however, where appropriate, the Company will sell certain of its properties.

     The Company expects to pursue its investment objectives through the direct and indirect ownership of properties and the ownership of interests in other entities. The Company focuses on properties in those markets where the Company currently has operations and in new markets targeted by management. The Company anticipates that newly acquired properties will be located in the United States. However, future investments, including the activities described below, will not be limited to any geographic area or to a specified percentage of the Company's assets. The Company currently intends to invest primarily in existing improved properties but may, if market conditions warrant, invest in development projects as well. The Company intends to engage in such future investment and development activities in a manner which is consistent with the maintenance of its status as a REIT for federal income tax purposes.

     Investments in Real Estate Mortgages. The Company currently emphasizes equity real estate investment in residential properties, and upon Closing will emphasize equity real estate investment in office, light industrial and retail properties as well as residential properties. The Company does not currently intend to invest in mortgages, deeds of trust or other such interests.

     Securities of or Interests in Persons Primarily Engaged in Real Estate Activities and Other Issuers. Subject to the percentage of ownership limitations and gross income tests necessary for REIT qualification, the Company also may invest in the securities of entities engaged in real estate activities or securities of other issuers, including for the purpose of exercising control over such entities. The Company may acquire all or substantially all of the securities or assets of other REITs or similar entities, and the Company may enter into joint ventures or partnerships for the purpose of obtaining interests in a particular property, in each case where such activities would be consistent with the Company's investment policies. In any event, the Company does not intend that its investment in securities will require it to register as an

"investment company" under the Investment Company Act of 1940, and the Company would intend to divest securities before any such registration would be required.

FINANCING POLICIES

     The Company presently intends to maintain a ratio of debt-to-total market capitalization (i.e., total debt of the Company and the Operating Partnership as a percentage of the market value of issued and outstanding Common Shares and Units plus total debt) of approximately 65% or less. This policy differs from traditional conventional mortgage debt-to-equity ratios, which are asset-based ratios. Upon consummation of the Transaction, debt will constitute approximately 58% of the total market capitalization of the Company based on the $8.50 per share closing price of Common Shares as of October 6, 1998. The Company may, however, from time to time reevaluate this policy and decrease or increase such ratio accordingly in light of then-current economic conditions, relative costs to the Company of debt and equity capital, market values of the Properties, growth and acquisition opportunities and other factors. There is no limit on the ratio of debt-to-total market capitalization, and, consequently, the Company may in the future become highly leveraged. To the extent that the Board of Trustees of the Company determines to obtain additional capital, the Company may issue debt or equity securities, or cause the Operating Partnership to issue additional Units, or retain earnings (subject to provisions in the Code), requiring distributions of income to maintain REIT status), or a combination of these methods. As long as the Operating Partnership is in existence, the proceeds of all equity capital raised by the Company will be contributed to the Operating Partnership in exchange for additional interests in the Operating Partnership, which will dilute the ownership interest of any other holders of Units.

     To the extent that the Board of Trustees determines to obtain debt financing in addition to the mortgage debt encumbering the Properties and the New Credit Facility, the Company intends to do so generally through mortgages on its properties and lines of credit; however, the Company may also issue debt securities in the future. Such indebtedness may be full or limited recourse, nonrecourse, unsecured, secured or cross-collateralized and may contain cross-default provisions. The Company does not have a policy limiting the number or amount of mortgages that may be placed on any particular property, but mortgage financing instruments usually limit additional indebtedness on such properties. In the future, the Company may seek to extend, expand, reduce or renew the New Credit Facility, or obtain new credit facilities or lines of credit, subject to its general policy on debt capitalization, for the purpose of making acquisitions, capital improvements, expansions or developments, providing working capital to the Company or meeting the taxable income distribution requirements for REITs under the Code if the Company has taxable income without receipt of cash sufficient to enable the Company to meet such distribution requirements.

CONFLICT OF INTEREST POLICIES

     Bylaw Provisions. The Bylaws of the Company contain a provision that the Company will not enter into any of the following transactions unless the Company believes it is in its best interest, the terms are, at the time of the transaction and under the circumstances then prevailing, fair and reasonable to the Company, and the approval of a majority of the disinterested Trustees has been obtained: (i) acquire from or sell to any Trustee, officer or employee of the Company, any corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in which a Trustee, officer or employee of the Company owns more than a one percent interest or any affiliate of any of the foregoing, any of the assets or other property of the Company, except for the acquisition directly or indirectly of certain properties or interests therein, directly or indirectly, through entities in which it owns an interest in connection with the initial public offering of Common Shares by the Company or pursuant to agreements entered into in connection with such offering, which properties shall be as described in the prospectus relating to such initial public offering; (ii) make any loan to or borrow from any of the foregoing persons; or (iii) engage in any other transaction with any of the foregoing persons.

     Declaration of Trust Provisions. The Company's Declaration, as it would be amended by the Articles of Amendment and Restatement, will provide that an agreement or transaction between the Company and any of its Trustees or between the Company and any other entity in which any Trustee is a trustee or director or has a material financial interest is not void or voidable solely by reason of such relationship if either (i) the existence thereof is disclosed or known by
(a) the Board of Trustees and the transaction is approved by a majority of the disinterested Trustees or (b) the shareholders entitled to vote and the transaction is approved by a majority of the votes cast by disinterested shareholders entitled to vote, or (ii) the transaction is fair and reasonable to the Company.

     Maryland Law Provisions. Under Maryland common law, a Trustee would be obligated to offer to the Company a business opportunity (with certain limited exceptions) which comes to him and which the Company could reasonably be expected to develop or acquire.

           MARKET FOR COMMON EQUITY AND RELATED SHAREHOLDER MATTERS

     The Company's Common Shares are listed on Nasdaq under the symbol "WLPT". As of October 6, 1998, there were 532 holders of record of the Company's Common Shares and no holders of record of the Company's Preferred Shares.

     The following chart shows the high and low sale prices for a Common Share of the Company on a quarterly basis for 1996 and 1997 and for the first two quarters of 1998:

                                                                                     Cash Dividends Declared
            Quarter                            High               Low                   Per Common Share
            -------                            ----               ---                   ----------------
     First Quarter 1996                         *                  *                         $0.2125
     Second Quarter 1996                     $  10.75            $9.625                      $0.2125
     Third Quarter 1996                      $  10.75            $ 9.25                      $0.2125
     Fourth Quarter 1996                     $  10.50            $ 9.25                      $0.2125

     First Quarter 1997                      $10.1875            $ 7.25                      $0.2125
     Second Quarter 1997                     $   9.50            $ 7.25                      $0.2125
     Third Quarter 1997                      $   9.25            $ 7.25                      $0.1750
     Fourth Quarter 1997                     $  9.125            $7.125                      $0.1750

     First Quarter 1998                      $  8.875            $ 6.25                      $0.1750
     Second Quarter 1998                     $  16.75            $ 7.25                      $0.1750
     Third Quarter 1998                      $  10.75            $ 8.75                      $0.1750
     Fourth Quarter 1998
     (through October 7)                     $   9.50            $ 8.50                        N/A

     __________
     * The Common Shares were not listed on Nasdaq until the second quarter of 1996, and no active trading of the Common Shares occurred prior to such time.


                                 OTHER MATTERS

     Shareholder proposals intended to be presented at the 1999 Annual Meeting of Shareholders must be received by the Secretary of the Company no later than March 26, 1999, in order to be considered for inclusion in the proxy statement and on the proxy card that will be solicited by the Board of Trustees in connection with the 1999 Annual Meeting of Shareholders.

     In addition, the Bylaws of the Company provide that in order for a shareholder to nominate a candidate for election as a Trustee at an annual meeting or propose business for consideration at such annual meeting, notice must generally be given to the Secretary of the Company not more than 90 days nor less than 60 days prior to the first anniversary of the preceding year's annual meeting. The fact that the Company may not insist upon compliance with these requirements should not be construed as a waiver by the Company of its right to do so at any time in the future.

     REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS IMPORTANT TO THE COMPANY. PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD TODAY.

                          WELLINGTON PROPERTIES TRUST
                         INDEX TO FINANCIAL STATEMENTS

I.   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

     .    Introduction to Pro Forma Condensed Consolidated Financial Information       F-3
     .    Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1998           F-4
     .    Pro Forma Condensed Consolidated Statements of Operations for the Year
          Ended December 31, 1997 and the Six-Month Period Ended June 30, 1998         F-5
     .    Notes and Management's Assumptions to Unaudited Pro Forma Condensed
          Consolidated Financial Statements                                            F-7

II.  CONSOLIDATED FINANCIAL STATEMENTS OF THE COMPANY

     .    Report of Independent Certified Public Accountants                          F-11
     .    Consolidated Balance Sheet at December 31, 1997                             F-12
     .    Consolidated Statements of Operations for the Years Ended December 31,
          1997 and December 31, 1996                                                  F-13
     .    Consolidated Statements of Stockholders' Equity for the Years Ended
          December 31, 1997 and December 31, 1996                                     F-14
     .    Consolidated Statements of Cash Flows for the Years Ended December 31,
          1997 and December 31, 1996                                                  F-16
     .    Notes to Consolidated Financial Statements                                  F-18

     .    Unaudited Consolidated Balance Sheets at June 30, 1998 and June 30, 1997    F-23
     .    Unaudited Consolidated Statements of Operations for the Six Months Ended
          June 30, 1998 and June 30, 1997                                             F-24
     .    Unaudited Consolidated Statements of Cash Flows for the Six Months Ended
          June 30, 1998 and June 30, 1997                                             F-25
     .    Notes to Consolidated Financial Statements                                  F-26

III. HOYT PROPERTIES

     .    Report of Independent Certified  Public Accountants                         F-30
     .    Combined Statements of Revenue and Certain Expenses for the Year Ended
          December 31, 1997, and the Six Months Ended June 30, 1998 (Unaudited)       F-31
     .    Notes to Combined Statements of Revenue and Certain Expenses                F-32

IV.  COLD SPRINGS OFFICE CENTER

     .    Report of Independent Certified Public Accountants                          F-34
     .    Statements of Revenue and Certain Expenses for the Year Ended
          December 31, 1997, and the Six Months Ended June 30, 1998 (Unaudited)       F-35
     .    Notes to Statements of Revenue and Certain Expenses                         F-36

V.   FELD PROPERTIES

     .    Report of Independent Certified Public Accountants                          F-37
     .    Combined Statements of Revenue and Certain Expenses for the Year Ended
          December 31, 1997, and the Six Months Ended June 30, 1998 (Unaudited)       F-38
     .    Notes to Combined Statements of Revenue and Certain Expenses                F-39

VI.   STONEGATE PROPERTIES

      .    Report of Independent Certified Public Accountants                                  F-41
      .    Combined Statements of Revenue and Certain Expenses for the Year Ended
           December 31, 1997, and the Six Months Ended June 30, 1998 (Unaudited)               F-42
      .    Notes to Combined Statements of Revenue and Certain Expenses                        F-43

VII.  WELLINGTON CENTRE

      .    Report of Independent Certified Public Accountants                                  F-44
      .    Statements of Revenue and Certain Expenses for the Years Ended
           December 31, 1996 and 1997, and the Six Months Ended June 30, 1998 (Unaudited)      F-45
      .    Notes to Statements of Revenue and Certain Expenses                                 F-46

VIII. APPLE VALLEY PROPERTIES

     .     Report of Independent Certified Public Accountants                                  F-47
     .     Combined Statements of Revenue and Certain Expenses for the Year Ended
           December 31, 1997, and the Six Months Ended June 30, 1998 (Unaudited)               F-48
     .     Notes to Combined Statements of Revenue and Certain Expenses                        F-49

                          WELLINGTON PROPERTIES TRUST
            PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

     The following sets forth the unaudited pro forma condensed consolidated balance sheet of Wellington Properties Trust (the "Company") and its consolidated affiliates, including Wellington Properties Investments, L.P. (the "Operating Partnership") as of June 30, 1998, and the unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 1997 and the six-month period ended June 30, 1998 of the Company.

     The pro forma condensed consolidated financial information is presented as if the following transactions had been consummated on June 30, 1998 for balance sheet purposes, and at the beginning of each period presented for purposes of the statements of operations:

     .    The Company will become the sole general partner of and obtain its partnership interest in the Operating Partnership. Through its general partnership interest, the Company will control the Operating Partnership and will present consolidated financial statements for the Company and its affiliates, including the Operating Partnership.


     .    The Operating Partnership will acquire from certain persons and entities, pursuant to the Master Contribution Agreement with American Real Estate Equities, LLC ("AREE"), interests in 20 office and 10 light industrial properties (the "AREE Acquired Properties") in exchange for: (a) the issuance by the Operating Partnership of 9,390,250 partnership units ("Units") (convertible, under certain circumstances, on a one-for-one basis such that one Unit is convertible into one Common Share, as defined below) to AREE and certain other persons and entities; (b) the assumption of debt aggregating $64,444,000; and
(c) the payment of $31,192,000 in cash. The Operating Partnership will also acquire from Wellington Management Corporation ("WMC"), pursuant to the WMC Contribution Agreement, interests in one office property (the "WMC Acquired Property" and, collectively with the AREE Acquired Properties, the "Acquired Properties") in exchange for: (a) the issuance by the Operating Partnership of 470,588 Units (convertible, under certain circumstances, on a one-for-one basis such that one Unit is convertible into one Common Share) to WMC; (b) the assumption of debt aggregating $7,347,000; and (c) the payment of $2,403,000 in cash. The foregoing is referred to herein as the "Transaction."

     .    The Company and its consolidated affiliates will close on a $37.5 million, five-year term credit facility (the "New Credit Facility").

     .    In connection with the Transaction, the Company is expected to issue
105,263 common shares of beneficial interest (the "Common Shares") to AREE, or representatives thereof, in exchange for $1,000,000 in cash.


     .    In connection with the Transaction, the Company will issue warrants
(the "Warrants") for 500,000 Common Shares each (i) to AREE, or representatives thereof, and (ii) to WMC.

     .    Simultaneous with the Transaction, WMC will receive a termination fee and the advisory agreement between the Company and WMC will be terminated.

     .    The Company will receive 105,263 Units from the Operating Partnership in exchange for contributing $1,000,000 in cash.


     This pro forma condensed consolidated financial information should be read in conjunction with the historical financial statements of the Company and those of the Hoyt Properties, the Cold Springs Office Center, the Feld Properties, the Stonegate Properties, Wellington Centre and the Apple Valley Properties, which are included elsewhere herein. In management's opinion, all adjustments necessary to reflect the effects of the transactions to be consummated have been made. This pro forma condensed consolidated financial information is unaudited and is not necessarily indicative of what the actual financial position would have been at June 30, 1998, nor does it purport to represent the future financial position and the results of operations of the Company.

                          WELLINGTON PROPERTIES TRUST
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF JUNE 30, 1998
                                  (UNAUDITED)

               (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)

                                                                        Acquisition of         Acquisition of       Closing of New
                                                                         AREE Acquired          WMC Acquired       Credit Facility
                                                         Historical       Properties              Property            Pro Forma
                                                       Consolidated       Pro Forma               Pro Forma          Adjustments
                                                            (A)         Adjustments(B)         Adjustments(C)            (D)
ASSETS
  Net investments in real estate                          $  18,964          $ 178,955              $  14,747            $      --
  Cash and cash equivalents                                     (32)           (35,018)                (2,683)              36,925
  Deferred costs, net                                           630                325                     --                  575
  Other assets                                                  357                 --                     --                   --
                                                          ---------          ---------              ---------            ---------
       Total assets                                       $  19,919          $ 144,262              $  12,064            $  37,500
                                                          =========          =========              =========            =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
  Mortgage loans payable                                  $  15,840          $  64,444              $   7,347            $  37,500
  Other liabilities                                             878                 --                     --                   --
                                                          ---------          ---------              ---------            ---------
       Total liabilities                                     16,718             64,444                  7,347            $  37,500
                                                          ---------          ---------              ---------            ---------

Minority interests                                               --             79,063                  3,962                   --


Shareholders' equity
  Common shares of beneficial interest                            7                 --                     --                   --
  Additional paid in capital                                  6,382                 --                     --                   --
  Share warrants                                                 --                755                    755                   --
  Accumulated deficit                                        (3,188)                --                     --                   --
                                                          ---------          ---------              ---------            ---------
       Total shareholders' equity                             3,201                755                    755                   --
                                                          ---------          ---------              ---------            ---------

       Total liabilities and shareholders' equity         $  19,919          $ 144,262              $  12,064            $  37,500
                                                          =========          =========              =========            =========


                                                        Issuance of
                                                       Common Shares          Total
                                                         Pro Forma          Pro Forma            Pro Forma
                                                       Adjustments(E)      Adjustments         Consolidated
ASSETS
  Net investments in real estate                            $      --        $ 193,702            $ 212,666
  Cash and cash equivalents                                       992              216                  184
  Deferred costs, net                                              --              900                1,530
  Other assets                                                     --               --                  357
                                                            ---------        ---------            ---------
       Total assets                                         $     992        $ 194,818            $ 214,737
                                                            =========        =========            =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
  Mortgage loans payable                                    $      --        $ 109,291            $ 125,131
  Other liabilities                                                --               --                  878
                                                            ---------        ---------            ---------
       Total liabilities                                           --          109,291            $ 126,009
                                                            ---------        ---------            ---------

Minority interests                                                 --           83,025               83,025

Shareholders' equity
  Common shares of beneficial interest                              1                1                    8
  Additional paid in capital                                      991              991                7,373
  Share warrants                                                   --            1,510                1,510
  Accumulated deficit                                              --               --               (3,188)
                                                            ---------        ---------            ---------
       Total shareholders' equity                                 992            2,502                5,703
                                                            ---------        ---------            ---------

       Total liabilities and shareholders' equity           $     992        $ 194,818            $ 214,737
                                                            =========        =========            =========

           See accompanying notes to pro forma financial statements

                          WELLINGTON PROPERTIES TRUST
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1997
                                  (UNAUDITED)
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                      Historical       Historical
                                                   Historical       AREE Acquired     WMC Acquired     Pro Forma       Pro Forma
                                                Consolidated(A)     Properties(B)     Property(C)     Adjustments    Consolidated
REVENUE:
 Rental revenue                                      $    2,981        $   18,261      $    1,703      $       --      $   22,945
 Other                                                      199               179               3              --             381
                                                     ----------        ----------      ----------      ----------      ----------
       Total revenue                                      3,180            18,440           1,706              --          23,326
                                                     ==========        ==========      ==========      ==========      ==========

EXPENSES:
 Property operating                                       1,155             9,823             696              --          11,674
 General and administrative                                 297                --              --             400 (D)         697
 Interest expense                                         1,398                --              --           9,600 (E)      10,998
 Depreciation and amortization                              606                --              --           4,024 (F)       4,630
                                                     ----------        ----------      ----------      ----------      ----------
       Total expenses                                     3,456             9,823             696         14,024           27,999
                                                     ----------        ----------      ----------      ----------      ----------

Income (loss) before minority interests                    (276)            8,617           1,010        (14,024)          (4,673)

Minority interests in (income) loss                          --                --              --          4,315  (G)       4,315
                                                     ----------        ----------      ----------      ----------      ----------

Net income (loss)                                    $     (276)       $    8,617      $    1,010      $  (9,709)      $     (358)
                                                     ==========        ==========      ==========      ==========      ==========

Net income (loss) per share:  Basic and diluted      $    (0.39)                                                       $    (0.44)
                                                     ==========                                                        ==========

Weighted average number of shares                       713,091                                                           818,354
                                                     ==========                                                        ==========


           See accompanying notes to pro forma financial statements

                          WELLINGTON PROPERTIES TRUST
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                 FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 1998
                                  (UNAUDITED)
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                      Historical       Historical
                                                   Historical       AREE Acquired     WMC Acquired     Pro Forma       Pro Forma
                                                Consolidated(A)     Properties(B)     Property(C)     Adjustments    Consolidated
REVENUE:
 Rental revenue                                        $   1,517          $  9,974        $    891       $     --       $  12,382
 Other                                                        --                51               1             --              52
                                                       ---------          --------        --------       --------       ---------
        Total revenue                                      1,517            10,025             892             --          12,434
                                                       =========          ========        ========       ========       =========

EXPENSES:
 Property operating                                          589             4,381             373             --           5,343
 General and administrative                                  148                --              --            200 (D)         348
 Interest expense                                            634                --              --          4,799 (E)       5,433
 Depreciation and amortization                               294                --              --          2,012 (F)       2,306
                                                       ---------          --------        --------       --------       ---------
        Total expenses                                     1,665             4,381             373          7,011          13,430
                                                       ---------          --------        --------       --------       ---------

Income (loss) before minority interests                     (148)            5,644             519         (7,011)           (996)

Minority interests in (income) loss                           --                --              --            919 (G)         919
                                                       ---------          --------        --------       --------       ---------

Net income (loss)                                      $    (148)         $  5,644        $    519       $ (6,092)      $     (77)
                                                       =========          ========        ========       ========       =========


Net income (loss) per share: Basic and diluted         $   (0.20)                                                       $   (0.09)
                                                       =========                                                        =========

Weighted average number of shares                        723,027                                                          828,290
                                                       =========                                                        =========


           See accompanying notes to pro forma financial statements

                          WELLINGTON PROPERTIES TRUST

     NOTES AND MANAGEMENTS ASSUMPTIONS TO PRO FORMA CONDENSED CONSOLIDATED
                             FINANCIAL INFORMATION
          (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)


1.   BASIS OF PRESENTATION:

Wellington Properties Trust (the "Company") is a self-administered Maryland real estate investment trust. As of June 30, 1998, the Company's portfolio included 376 apartment units in two residential properties leased for residential purposes. In connection with the Transaction, the Company will become the sole general partner of and will hold an approximately 1% interest in the Operating Partnership formed to acquire and hold the Acquired Properties. The Operating Partnership will issue 9,966,101 Units of which 105,263 Units are expected to be issued to the Company. Because the Company controls the Operating Partnership, the Company will consolidate the assets of the Operating Partnership with the Company.

These pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company, the Hoyt Properties, the Cold Springs Office Center, the Feld Properties, the Stonegate Properties, the Wellington Centre and the Apple Valley Properties, which are included elsewhere herein. In management's opinion, all adjustments necessary to reflect the effects of acquisitions of the Acquired Properties by the Company have been made.

2.   ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET:

(A) Reflects the historical consolidated balance sheet of the Company as of June 30, 1998.

(B)  Reflects the contribution of the AREE Acquired Properties in exchange for:
     (i) issuance of 9,390,250 Units at a value of $8.50 per Unit ($79,817) (based on the range of trading prices of $8.50 to $8.875 per share for ten days prior to announcement), net of associated costs of $754; (ii) issuance of ten year warrants to purchase 500,000 Common Shares at exercise prices between $8.50 and $14.75 per share based on an average of $1.51 per warrant value (based on a modified Black Scholes calculation) ($755); (iii) assumption of debt aggregating $64,444; and (iv) utilization of cash of $35,018, including payment of costs associated with the acquisition and debt assumption of $2,747 and $325, respectively. The AREE Acquired Properties will be recorded at purchase price plus direct costs of acquisition using purchase accounting principles. The allocation of the total value will be as follows:

                                                            Costs, Including
                                        Purchase Price      Value of Warrants          Total
                                        --------------      -----------------          -----
     Hoyt Properties                   $     78,297            $  1,488            $  79,785
     Cold Springs Office Center              12,886                 151               13,037
     Feld Properties                         21,020                 379               21,399
     Stonegate Properties                    47,250               1,032               48,282
     Apple Valley Properties                 16,000                 452               16,452
                                       ------------            --------            ---------
                                       $    175,453            $  3,502            $ 178,955
                                       ============            ========            =========

(C) Reflects the contribution of the WMC Acquired Property in exchange for (i) issuance of 470,588 Units at a value of $8.50 per Unit ($4,000) (based on the range of trading prices of $8.50 to $8.875 per share for ten days prior to announcement), net of associated costs of $38; (ii) issuance of ten year warrants to purchase 500,000 Common Shares at exercise prices between $8.50 and $14.75 per share based on an average of $1.51 per warrant value (based on a modified Black Scholes calculation) ($755); (iii) assumption of debt aggregating $7,347; and (iv) utilization of loan proceeds from the New Credit Facility of $2,683, including payment of costs associated with the acquisition of $242. The WMC Acquired Property will be recorded at purchase price plus direct costs of acquisition using purchase accounting principles.

(D) Reflects the proceeds from the New Credit Facility of $37,500, net of deferred financing fees of $575.

(E) Reflects the issuance of 105,263 Common Shares, $0.01 par value, in exchange for $1,000 in cash, net of associated costs of $8.

3.   ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS:

(A)  Reflects the historical consolidated operations of the Company.

(B) Reflects the combined historical operations of the AREE Acquired Properties as follows:

For the Year Ended December 31, 1997
------------------------------------


                                      Hoyt          Cold Springs           Feld            Stonegate     Apply Valley
                                   Properties       Office Center       Properties        Properties      Properties
                                   Historical        Historical         Historical        Historical      Historical   Combined
                                   ----------        ----------         ----------        ----------      ----------   --------
Revenue
  Rental revenue                      $5,561            $1,559            $2,238            $6,227            $2,676   $18,261
  Other                                  123                --                 2                43                11       179
                                      ------            ------            ------            ------            ------   -------
    Total revenue                      5,684             1,559             2,240             6,270             2,687    18,440

Expenses
  Property operating                   3,048               621             1,224             3,646             1,284     9,823
  Interest expense                        --                --                --                --                --        --
  Depreciation and
   amortization                           --                --                --                --                --        --
                                      ------            ------            ------            ------            ------   -------
  Total expenses                       3,048               621             1,224             3,646             1,284     9,823
                                      ------            ------            ------            ------            ------   -------

Income (loss) before                  $2,636            $  938            $1,016            $2,624            $1,403   $ 8,617
   minority interests                 ======            ======            ======            ======            ======   =======

For the Six-Month Period Ended June 30, 1998
--------------------------------------------

                                      Hoyt          Cold Springs           Feld            Stonegate     Apply Valley
                                   Properties       Office Center       Properties        Properties      Properties
                                   Historical        Historical         Historical        Historical      Historical   Combined
                                   ----------        ----------         ----------        ----------      ----------   --------
Revenue
  Rental revenue                      $3,630              $766            $1,184            $3,074            $1,320   $ 9,974
  Other                                   46                --                --                --                 5        51
                                      ------              ----            ------            ------            ------   -------
    Total revenue                      3,676               766             1,184             3,074             1,325    10,025

Expenses
  Property operating                   1,502               318               617             1,306               638     4,381
  Interest expense                        --                --                --                --                --        --
  Depreciation and
   amortization                           --                --                --                --                --        --
                                      ------              ----            ------            ------            ------   -------
  Total expenses                       1,502               318               617             1,306               638     4,381
                                      ------              ----            ------            ------            ------   -------

Income (loss) before
   minority interests                 $2,174              $448            $  567            $1,768            $  687   $ 5,644
                                      ======              ====            ======            ======            ======   =======

(C)  Reflects the historical operations of the WMC Acquired Property.

(D) Reflects additional general and administrative costs expected to be incurred as a result of the Transaction. Such costs are expected to have a continuing impact on the Company.

(E)  Reflects the increase in interest expense resulting from:

                                                                                     FOR THE YEAR ENDED     FOR THE SIX MONTH PERIOD
                                                                                     DECEMBER 31, 1997         ENDED JUNE 30, 1998
                                                                                     -----------------         -------------------
     .    The New Credit Facility (which debt bears interest at a rate equal to
          30 day LIBOR plus 2.00% per annum on the senior tranche and plus 7.00%
          per annum on the mezzanine tranche) assuming a 30 day LIBOR rate of
          5.375%
                                                                                           $3,751                        $1,875


     .    The debt assumed in connection with the Transaction which debt bears
          interest at an average rate of 8.15% per annum                                    5,849                         2,924
                                                                                          -------                        ------


                                                                                           $9,600                        $4,799
                                                                                          =======                        ======

(F)  Reflects the increase in depreciation and amortization resulting from:

                                                                                FOR THE YEAR ENDED         FOR THE SIX MONTH PERIOD
                                                                                DECEMBER 31, 1997             ENDED JUNE 30, 1998
                                                                                -----------------             -------------------
     .    Depreciation of buildings acquired over a 40-year useful life                $3,874                          $1,937

     .    Amortization of deferred financing fees related to debt assumed in
          connection with the Transaction                                                  35                              18


     .    Amortization of deferred financing fees related to the New Credit
          Facility                                                                        115                              57
                                                                                      -------                          ------
                                                                                       $4,024                          $2,012
                                                                                      =======                          ======

(G) Minority interests in income (loss) have been reflected, on a pro forma basis, in accordance with the Operating Partnership Agreement. Consolidated income or loss is allocated between the Company and the remaining partners pari passu based upon total weighted average Common Shares and Units. The adjustments to record the income (loss) effect of the minority interests share of income (loss) in the pro forma statements of operations were computed as follows:

                                                                           FOR THE YEAR ENDED          FOR THE SIX MONTH PERIOD
                                                                           DECEMBER 31, 1997              ENDED JUNE 30, 1998
                                                                           -----------------              -------------------
     Loss before minority interests                                              $(4,673)                         $(996)

     Pro forma minority share
          9,860,838 Units for the year ended December  31, 1997 and
          the six month period ended June 30, 1998
                                                                                  (4,315)                          (919)
                                                                                 -------                          -----
     Net loss allocated to Common Shareholders
          818,354 Common Shares for the year ended December 31,
          1997 and 828,290 Common Shares for the six months ended
          June 30, 1998
                                                                                 $  (358)                         $ (77)
                                                                                 =======                          =====

(H) Simultaneously with the Transaction, WMC, an affiliate of the Company, will receive a termination fee and the advisory agreement between the Company and WMC will be terminated. The fee will be calculated as: (i) 1% of the aggregate value of the Acquired Properties up to $150,000 plus (ii) 0.25% of the aggregate value of the Acquired Properties in excess of $150,000. The Company will record the effect of this fee upon closing as a nonrecurring charge of approximately $1,594. Such adjustment has been omitted from the pro forma condensed consolidated statements of operations for the year ended December 31, 1997 and the six-month period ended June 30, 1998, respectively, as the events are not expected to have a continuing impact on the Company.

                             REPORT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS



To the Board of Trustees
WELLINGTON PROPERTIES TRUST

We have audited the accompanying consolidated balance sheet of Wellington Properties Trust and Subsidiary as of December 31, 1997, and the related consolidated statements of operations, stockholders' equity and cash flows for the years ended December 31, 1997 and 1996. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion of these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Wellington Properties Trust and Subsidiary as of December 31, 1997, and the consolidated results of their operations and their consolidated cash flows for the years ended December 31, 1997 and 1996, in conformity with generally accepted accounting principles.

                                         GRANT THORNTON LLP


Fond du Lac, Wisconsin
February 19, 1998
(except for Notes E and F, as to which the date is March 6, 1998)

                  WELLINGTON PROPERTIES TRUST AND SUBSIDIARY
                          CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 1997

                                      ASSETS
  RENTAL PROPERTY AT COST (NOTES A2, B, C, D AND E)
  LAND AND LAND IMPROVEMENTS.......................................................                   $  2,793,582
  BUILDINGS........................................................................                     16,674,817
  APPLIANCES AND EQUIPMENT.........................................................                        838,325
                                                                                                       -----------
                                                                                                        20,306,724

  ACCUMULATED DEPRECIATION.........................................................                     (1,113,573)
                                                                                                       -----------
                                                                                                        19,193,151

  CASH.............................................................................                        113,945
  RENT RECEIVABLE..................................................................                         19,945
  PREPAID EXPENSES.................................................................                         36,483
  PROPERTY TAX AND OTHER ESCROW....................................................                        204,404
  ORGANIZATION COSTS AND LOAN FEES, NET OF ACCUMULATED AMORTIZATION OF $154,657
   (NOTE A3).......................................................................                        217,029
                                                                                                       -----------

  TOTAL ASSETS.....................................................................                    $19,784,957
                                                                                                       ===========
                                       LIABILITIES AND EQUITY
  LINE OF CREDIT (NOTE E)..........................................................                    $   800,000
  MORTGAGE NOTES PAYABLE (NOTES C AND D)...........................................                     14,666,255
  ACCOUNTS PAYABLE
     TRADE.........................................................................                         40,538
     RELATED PARTY.................................................................                         19,373
                                                                                                       -----------
                                                                                                            59,911
                                                                                                       -----------

  TENANT SECURITY DEPOSITS.........................................................                        121,460
  DEFERRED RENTAL REVENUE..........................................................                         90,996
  ACCRUED LIABILITIES
     PROPERTY TAXES................................................................                        324,540
     INTEREST......................................................................                        106,712
     OTHER.........................................................................                         13,066
                                                                                                       -----------
                                                                                                           444,318
                                                                                                       -----------

CASH DIVIDENDS DECLARED............................................................                        124,571
                                                                                                       -----------
                                                                                                        16,307,511
STOCKHOLDERS' EQUITY
  COMMON STOCK  AUTHORIZED, 100,070,000 SHARES OF $.01 PAR VALUE; ISSUED, 714,833
   SHARES..........................................................................                          7,148

  PREFERRED STOCK  AUTHORIZED, 500,000 SHARES OF $.01 PAR VALUE; NO SHARES ISSUED
   OR OUTSTANDING..................................................................                             --

  ADDITIONAL PAID-IN CAPITAL.......................................................                      6,286,053
  ACCUMULATED DEFICIT..............................................................                     (2,787,991)
                                                                                                       -----------
                                                                                                         3,505,210
  LESS COST OF 3,000 SHARES OF COMMON STOCK IN TREASURY............................                         27,764
                                                                                                       -----------
                                                                                                         3,477,446
                                                                                                       -----------

  TOTAL LIABILITIES AND EQUITY.....................................................                    $19,784,957
                                                                                                       ===========

The accompanying notes are an integral part of this statement.

                  WELLINGTON PROPERTIES TRUST AND SUBSIDIARY
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                            YEAR ENDED DECEMBER 31,

                                                                        1997                        1996
                                                                        ----                        ----
REVENUES (NOTE A4)
  RENTAL INCOME..............................................         $2,980,800                  $2,556,938
  GAIN ON SALE OF RENTAL PROPERTY............................            166,753                          --
  INTEREST INCOME AND OTHER..................................             33,443                       9,176
                                                                      ----------                  ----------
                                                                       3,180,996                   2,566,114

EXPENSES
  PROPERTY, OPERATING AND MAINTENANCE........................            656,591                     611,544
  ADVERTISING AND PROMOTION..................................             68,491                      66,823
  PROPERTY TAXES AND INSURANCE...............................            430,057                     396,497
  DEPRECIATION AND AMORTIZATION..............................            606,388                     552,412
  INTEREST EXPENSE...........................................          1,398,457                   1,338,919
  GENERAL AND ADMINISTRATIVE.................................            296,591                     312,857
                                                                      ----------                  ----------
                                                                       3,456,575                   3,279,052
                                                                      ----------                  ----------

NET LOSS.....................................................         $ (275,579)                 $ (712,938)
                                                                      ==========                  ==========

LOSS PER COMMON SHARE
  NET LOSS...................................................              $(.39)                     $(1.07)
  WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING (NOTE A6)         713,091                     663,247

The accompanying notes are an integral part of these statements.

                  WELLINGTON PROPERTIES TRUST AND SUBSIDIARY
                CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
                    YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                                            EXCESS OF PURCHASE PRICE
                                                                         ADDITIONAL            OVER AFFILIATE'S
                                          COMMON        PREFERRED         PAID-IN              BASIS IN PROPERTY
                                           STOCK         STOCK            CAPITAL                  ACQUIRED
                                          -------       --------         ---------        -------------------------
BALANCE AT JANUARY 1, 1996............    $4,830         $  --          $4,007,760                  $   (152,615)
CASH DIVIDENDS DECLARED...............        --            --                  --                            --
ISSUANCE OF COMMON STOCK IN
 CONNECTION WITH PUBLIC OFFERING,
 LESS SYNDICATION COSTS OF $11,619....       346            --             340,323                            --
ISSUANCE OF 167,166 SHARES OF COMMON
 STOCK IN CONNECTION WITH LAKE POINTE
 PURCHASE (NOTE B)....................     1,672            --           1,669,988                            --
COST OF 682 SHARES OF COMMON STOCK
 ACQUIRED FOR TREASURY................        --            --                  --                            --
NET LOSS..............................        --            --                  --                            --
                                          ------        ------          ----------                     ---------
BALANCE AT DECEMBER 31, 1996..........    $6,848       $    --          $6,018,071                     $(152,615)
                                          ======       =======          ==========                     =========

                                                   ACCUMULATED           TREASURY
                                                     DEFICIT              STOCK                TOTAL
                                                   ----------          ------------          ---------
BALANCE AT JANUARY 1, 1996....................     $  (684,957)         $     --             $3,175,018
CASH DIVIDENDS DECLARED.......................        (571,035)               --               (571,035)
ISSUANCE OF COMMON STOCK IN CONNECTION WITH
 PUBLIC OFFERING, LESS SYNDICATION COSTS OF
 $11,619......................................              --                --                340,669
ISSUANCE OF 167,166 SHARES OF COMMON STOCK IN
 CONNECTION WITH LAKE POINTE PURCHASE (NOTE B)              --                --              1,671,660
COST OF 682 SHARES OF COMMON STOCK ACQUIRED
 FOR TREASURY.................................              --            (6,818)                (6,818)
NET LOSS......................................        (712,938)               --               (712,938)
                                                   -------------        ---------            ----------
BALANCE AT DECEMBER 31, 1996..................     $(1,968,930)         $ (6,818)            $3,896,556
                                                   =============        =========            ==========

The accompanying notes are an integral part of this statement.

                  WELLINGTON PROPERTIES TRUST AND SUBSIDIARY
          CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY -- CONTINUED
                    YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                                              EXCESS OF PURCHASE
                                                                           ADDITIONAL       PRICE OVER AFFILIATE'S
                                            COMMON     PREFERRED             PAID-IN           BASIS IN PROPERTY
                                            STOCK        STOCK               CAPITAL               ACQUIRED
                                            -----        -----               -------       -----------------------
BALANCE AT JANUARY 1, 1997...............
                                            $6,848       $    --              $6,018,071            (152,615)
CASH DIVIDENDS DECLARED..................       --            --                      --                  --
ISSUANCE OF COMMON STOCK IN
 CONNECTION WITH DIVIDEND REINVESTMENT...      307            --                 274,793                  --
RELEASE OF THE EXCESS OF PURCHASE
 PRICE OVER AFFILIATE'S BASIS IN
 PROPERTY ACQUIRED DUE TO FOREST
 DOWNS SALE..............................       --            --                      --             152,615
RETIREMENT OF 682 SHARES OF COMMON
 STOCK IN TREASURY.......................      (7)            --                  (6,811)                 --
 COST OF 3,000 SHARES OF COMMON STOCK
 ACQUIRED FOR TREASURY...................       --            --                      --                  --
NET LOSS.................................       --            --                      --                  --
                                            ------       -------              ----------           ---------
BALANCE AT DECEMBER 31, 1997.............   $7,148       $    --              $6,286,053           $      --
                                            ======       =======              ==========           =========

                                                   ACCUMULATED               TREASURY
                                                     DEFICIT                  STOCK               TOTAL
                                                  -------------             ----------         -----------
BALANCE AT JANUARY 1, 1997....................      $(1,968,930)             $ (6,818)          $3,896,556
CASH DIVIDENDS DECLARED.......................         (543,482)                   --             (543,482)
ISSUANCE OF COMMON STOCK IN CONNECTION WITH
 DIVIDEND REINVESTMENT........................               --                    --              275,100
RELEASE OF THE EXCESS OF PURCHASE PRICE OVER
 AFFILIATE'S BASIS IN PROPERTY ACQUIRED DUE
 TO FOREST DOWNS SALE.........................               --                    --              152,615
RETIREMENT OF 682 SHARES OF COMMON STOCK IN
 TREASURY.....................................               --                 6,818                   --
COST OF 3,000 SHARES OF COMMON STOCK ACQUIRED
 FOR TREASURY.................................               --               (27,764)             (27,764)
NET LOSS......................................         (275,579)                   --             (275,579)
                                                    -----------              ----------         ----------
BALANCE AT DECEMBER 31, 1997..................      $(2,787,991)             $(27,764)          $3,477,446
                                                    ===========              ==========         ==========

The accompanying notes are an integral part of this statement.

                  WELLINGTON PROPERTIES TRUST AND SUBSIDIARY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                            YEAR ENDED DECEMBER 31,

                                                                      1997              1996
                                                                     ------             -----
CASH FLOWS FROM OPERATING ACTIVITIES:
  NET LOSS...................................................    $  (275,579)         $(712,938)
ADJUSTMENTS TO RECONCILE NET LOSS TO NET CASH PROVIDED BY
 (USED IN) OPERATING ACTIVITIES:
  DEPRECIATION AND AMORTIZATION..............................        606,388            552,412
  GAIN ON SALE OF RENTAL PROPERTY............................       (166,753)                --
  INCREASE IN RENT RECEIVABLE................................        (11,460)            (1,944)
  (INCREASE) DECREASE IN PREPAID EXPENSES....................        (30,047)             3,319
  (INCREASE) DECREASE IN PROPERTY TAX AND OTHER ESCROW.......        147,137           (102,485)

  INCREASE (DECREASE) IN ACCOUNTS PAYABLE:
     TRADE...................................................        (26,441)            40,634
     RELATED PARTY...........................................       (178,782)            46,450
  INCREASE (DECREASE) IN TENANT SECURITY DEPOSITS............         (9,470)            44,925

  INCREASE (DECREASE) IN DEFERRED RENTAL REVENUE.............         (4,591)            60,911


  INCREASE (DECREASE) IN ACCRUED LIABILITIES.................        (55,582)           137,253
                                                                 -----------          ---------
                                                                     270,399            781,475
                                                                 -----------          ---------
     NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES.....         (5,180)            68,537

 CASH FLOWS FROM INVESTING ACTIVITIES:
  PROCEEDS FROM SALE OF RENTAL PROPERTY......................      1,898,962                 --
  ACQUISITION OF RENTAL PROPERTY.............................        (84,548)          (992,389)
                                                                 -----------          ---------

  NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES........      1,814,414           (992,389)


CASH FLOWS FROM FINANCING ACTIVITIES:
  PROCEEDS FROM MORTGAGE NOTES...............................     12,900,700                 --
  PROCEEDS FROM LINE OF CREDIT...............................        815,270            784,729
  REPAYMENTS ON MORTGAGE NOTES PAYABLE.......................     (7,610,011)           (31,664)
  REPAYMENTS ON LINE OF CREDIT...............................       (800,000)                --
  REPAYMENTS ON LAND CONTRACT AND BUSINESS NOTE OBLIGATIONS..     (6,676,911)                --
  PAYMENT OF LOAN FEES.......................................       (205,958)           (54,830)
  ISSUANCE OF COMMON STOCK...................................        275,100            340,669
  CASH DIVIDENDS PAID - COMMON STOCK.........................       (564,421)          (528,172)
  PURCHASE OF TREASURY STOCK.................................        (27,764)            (6,818)
                                                                 -----------          ---------
  NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES........    $(1,893,995)         $ 503,914
                                                                 -----------          ---------

                  WELLINGTON PROPERTIES TRUST AND SUBSIDIARY
               CONSOLIDATED STATEMENTS OF CASH FLOWS - CONTINUED
                            Year ended December 31,

                                                                  1997            1996
                                                               ---------        ---------
NET DECREASE IN CASH.........................................   $  (84,761)    $ (419,938)
CASH AT BEGINNING OF YEAR....................................      198,706        618,644
                                                                ----------     ----------
CASH AT END OF YEAR..........................................   $  113,945     $  198,706
                                                                ==========     ==========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
  CASH PAID DURING THE YEAR FOR:
     INTEREST................................................   $1,509,569     $1,201,856

The accompanying notes are an integral part of this statement.

Supplemental non-cash investing and financing activities:

On January 5, 1996, Wellington Properties Trust purchased an apartment complex from Wellington Realty Income Limited Partnership 90-1 for $3,600,000. Wellington Properties Trust assumed the mortgage note payable on the property of $1,856,760 and issued 167,166 shares of common stock of the Trust to Wellington Realty Income Limited Partnership 90-1 for a $1,671,660 reduction in the cash amount due.

In connection with the 1995 purchase of a 304-unit apartment complex from Monson Construction Company, 60 of the units were completed at an additional purchase price of $3,487,470 in 1996. Pursuant to this transaction, Wellington Properties Trust entered into business note agreements with Monson Construction Company, the seller, totaling $3,487,470.

The Trust has dividends payable of $124,571 and $145,510 as of December 31, 1997 and 1996, respectively.

                  WELLINGTON PROPERTIES TRUST AND SUBSIDIARY
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                          December 31, 1997 and 1996

NOTE A - GENERAL AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  General

Wellington Properties Trust (Trust) is a real estate investment trust organized under the laws of the State of Maryland. It was formed on March 15, 1994 to acquire, develop, own and operate investment real estate. The Trust currently owns one 72-unit apartment complex located in Schofield, Wisconsin (Lake Pointe), and through its wholly-owned subsidiary Maple Grove Apartment Homes, Inc., one 304-unit apartment complex located in Madison, Wisconsin (Maple Grove). It is the intention of the Trust to continue to seek properties for future acquisitions.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A summary of the significant accounting policies applied in the preparation of the accompanying consolidated financial statements follows:

1.  Principles of Consolidation

The consolidated financial statements include all the accounts of Wellington Properties Trust and its wholly-owned subsidiary, Maple Grove Apartment Homes, Inc. All intercompany accounts and transactions have been eliminated in the preparation of the consolidated financial statements.

2.  Rental Property

Rental property is recorded at cost, less accumulated depreciation.
Depreciation is computed on a straight-line basis over the estimated useful lives of the assets for financial reporting purposes. The Complexes use a 40-year estimated life for buildings and a seven-year estimated life for appliances and equipment. Expenditures for ordinary maintenance and repairs are expensed to operations as incurred and significant renovations and improvements that improve and/or extend the useful life of the assets are capitalized and depreciated over their estimated useful life. A combination of straight-line and accelerated methods is used for income tax purposes.

3.  Organization Costs and Loan Fees

The costs incurred in connection with the formation of the Trust are being amortized on a straight-line basis over a period of fifteen years.

Costs incurred in obtaining and securing financing for a mortgage note payable are being amortized over 5 years using the straight-line method.

4.  Revenue Recognition

Rental income attributable to leases is recorded when due from tenants and interest income is recorded on an accrual basis.

                  WELLINGTON PROPERTIES TRUST AND SUBSIDIARY
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                          December 31, 1997 and 1996

5.  Income Taxes

The Trust has made an election to be taxed as a REIT under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended, commencing with its taxable year ending December 31, 1995. As a REIT, the Trust generally will not be subject to Federal income tax if it distributes at least 95% of its REIT taxable income (excluding capital gains) to its shareholders.

6.  Loss Per Share

Net loss per share is computed based on the weighted average number of shares of common stock outstanding for the period.

7.  Financial Instruments

The carrying amount of financial instruments at December 31, 1997 approximates fair value.

NOTE B - RELATED PARTY TRANSACTIONS

Acquisition of Lake Pointe

On January 5, 1996, Wellington Properties Trust purchased the apartment complex from a related party, Wellington Realty Income Limited Partnership 90-1, for $3,600,000.

The Trust assumed the mortgage note payable on the property of $1,856,760 (note
D), and issued 167,166 shares of common stock of the Trust to Wellington Realty Income Limited Partnership 90-1 for a $1,671,660 reduction in the cash amount due.

Management Fees

The Trust has entered into a Property Management Agreement with WMC Realty, Inc., a wholly-owned subsidiary of WMC, to serve as the Property manager of properties owned by the Trust and its wholly-owned subsidiary. The Property Manager will manage the day to day operations of properties owned by the Trust and its wholly-owned subsidiary, and will receive a management fee equal to 3.5% and 5% of the gross rental receipts collected in connection with the operation of Maple Grove and Lake Pointe properties, respectively. Management fees for the years ended December 31, 1997 and 1996 were $122,391 and $125,074, respectively.

Advisor Fees

On August 2, 1994, the Trust contracted to retain WMC to serve as Advisor to the Trust. In payment for these services, the Advisor receives a fee equal to 5% of the gross proceeds of the public stock offering. Advisor fees for the years ended December 31, 1997 and 1996 were $0 and $8,251, respectively. In addition, the Advisor is entitled to receive an Incentive Advisory Fee equal to 10% of the realized gain with respect to each sale or refinancing of property owned by the Trust.

In the event a property is sold at a loss, no incentive advisory fees will be paid until the amount of the loss has been offset by gains from other sales. Incentive advisory fees for the years ended December 31, 1997 and 1996 were $18,265 and $0, respectively.

                  WELLINGTON PROPERTIES TRUST AND SUBSIDIARY
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                          December 31, 1997 and 1996

In addition, the Advisor is entitled to recover certain expenses including travel, legal, accounting, and insurance. These expenses totaled $114,133 and $70,012 for the years ended December 31, 1997 and 1996, respectively. Fees for services, such as legal and accounting, provided by the Advisors' employees, in the opinion of the Advisor, may not exceed fees that would have been charged by independent third parties. The initial term of the agreement ended on December 31, 1995 and is renewed automatically each year. The agreement may be terminated without cause, by either party, on 60 days written notice and by the Trust for cause immediately upon written notice.

Commission

Wellington Investment Services Corporation (WISC), a wholly-owned subsidiary of WMC, is entitled to receive a commission of 5% of the proceeds of the common stock of the Trust that it sells. Commissions paid to WISC for the years ended December 31, 1997 and 1996 were $0 and $8,225, respectively.

NOTE C - ACQUISITION OF MAPLE GROVE

The 304-unit complex, located in Madison, Wisconsin, was acquired in four separate transactions dated May 1, 1995, June 30, 1995, October 2, 1995 and December 30, 1996.

The total purchase price was $12,953,713. Pursuant to this acquisition, the Trust entered into a mortgage note agreement for $6,250,000. The Trust also entered into two land contracts with Monson Construction Company, the seller, for $1,692,000 and $1,650,947.

During 1996, 60 of the above units were completed at an additional purchase price of $3,487,470.

Pursuant to this transaction, the Trust entered into business note agreements with Monson Construction Company, the seller, totaling $3,487,470.

During 1997, the above mortgage note, land contracts and business note agreements were refinanced with a mortgage note through American Property Financing, Inc.

                  WELLINGTON PROPERTIES TRUST AND SUBSIDIARY
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                          December 31, 1997 and 1996

NOTE D - MORTGAGE NOTES PAYABLE

Long-term debt consists of the following at December 31, 1997:


   8.095% mortgage note payable to American Property Financing, Inc. in monthly installments of $95,517 including interest; final balloon payment due June
   1, 2004; collateralized by the Maple Grove Apartment Complex and an
   assignment of rents and security agreement...................................                       $12,848,890

   Mortgage note payable to Marshall and Ilsley Bank in monthly installments of
   $13,770 including interest; final balloon payment due July 1, 2003;
   collateralized by the Lake Pointe Apartment Complex and an assignment of
   rents agreement..............................................................                         1,817,365
                                                                                                       -----------

                                                                                                        14,666,255

   Less current maturities......................................................                           133,136
                                                                                                       -----------

                                                                                                       $14,533,119
                                                                                                       ===========

Aggregate maturities on mortgage notes payable after December 31, 1997 are as follows:

1998......................          $   133,136
1999......................              144,266
2000......................              156,327
2001......................              169,397
2002......................              183,560
Thereafter................           13,879,569
                                    -----------

                                    $14,666,255
                                    ===========

The Lake Pointe Apartment Complex mortgage note payable interest rate is fixed at 7.87% until July 1, 1998, at which time it may be adjusted semi-annually to 3% over the monthly average cost of funds for SAIF insured institutions from the Federal Home Loan Bank of Chicago 7th District, but never more than 12% nor less than 6%.

NOTE E - LINE OF CREDIT

During 1996, the Trust obtained a line of credit for $1,000,000 with Milwaukee Western Bank.

Interest-only payments are due monthly with an interest rate of .5% above the bank's reference rate (effective rate at December 31, 1997 of 9%). At December 31, 1997, the outstanding balance was $800,000. Milwaukee Western Bank renewed $300,000 of the outstanding balance and extended the due date to December 31, 1998. The line of credit is collateralized by a second mortgage on the Lake Pointe Apartment Complex and the guarantee of WMC. The remaining $500,000 was paid off pursuant to a line of credit facility entered into between the Trust and the Credit Suisse First Boston Mortgage Capital LLC (note F).

                  WELLINGTON PROPERTIES TRUST AND SUBSIDIARY
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                          December 31, 1997 and 1996

NOTE F - SUBSEQUENT EVENTS

On February 16, 1998, the Trust entered into a contract to purchase a 144-unit apartment complex from an unrelated party, for $3,850,000. The purchase price is to be paid by the issuance of shares of the Trust in an amount up to $300,000 with the balance payable in cash. The complex, known as Park Forest Apartments, is located in Des Moines, Iowa. The closing date of the transaction is expected to occur on or before June 1, 1998 and is contingent, among other things, on the Trust obtaining a firm loan commitment.

On March 5, 1998, the Trust entered into a non-revolving line of credit facility (the "Facility") with Credit Suisse First Boston Mortgage Capital LLC (CSFB). The interest rate for the Facility will be equal to the one-month LIBOR rate, reset monthly, plus 325 basis points. Interest will be payable monthly on the actual amount outstanding of the Facility. Principal payments on the Facility will be made on a monthly basis with the maturity date of the Facility being March 2000. Extensions of the Facility maturity date of up to six months may be made if certain conditions have been met.

On March 6, 1998, in connection with the facility entered into between the Trust and CSFB, a permanent mortgage loan (mortgage) was entered into to pay off the Lake Pointe Apartment Complex mortgage held by Marshall & Ilsley Bank. Payments on the mortgage with CSFB will be made on a monthly basis and will include interest at a rate equal to the yield on a 10-year U.S. Treasury security plus 185 basis points. The mortgage will be due on April 2028.

The Facility and mortgage is collateralized by, among other things, guarantees from the Trust, a first mortgage lien on Lake Point Apartment Complex and any other properties purchased with proceeds of the Facility and an assignment of leases and rents on the Lake Pointe Apartment Complex and each property financed using the Facility.

The total amount available through the Facility and mortgage is $17,000,000.

                          WELLINGTON PROPERTIES TRUST
                          CONSOLIDATED BALANCE SHEET
                                  (UNAUDITED)
                           ASSETS                                           JUNE 30, 1998               JUNE 30, 1997
                                                                           -------------               -------------
RENTAL PROPERTY  AT COST
  LAND.......................................................                $ 2,793,582                 $ 2,775,878
  BUILDING...................................................                 16,674,817                  16,674,817
  APPLIANCES AND EQUIPMENT...................................                    879,131                     804,777
                                                                             -----------                 -----------
                                                                              20,347,530                  20,255,472
  ACCUMULATED DEPRECIATION...................................                 (1,383,807)                   (844,164)
                                                                             -----------                 -----------
     NET PROPERTY AND EQUIPMENT..............................                 18,963,723                  19,411,308

CASH.........................................................                    (31,652)                     91,363
PREPAID EXPENSES.............................................                    340,028                     161,103
LAND CONTRACT RECEIVABLE.....................................                          0                   1,500,000
OTHER........................................................                     16,802                      34,825
ORGANIZATION COSTS AND LOAN FEES NET OF ACCUMULATED
 AMORTIZATION................................................                    629,670                     250,997
                                                                             -----------                 -----------
                                                                                 954,848                   2,038,288

TOTAL ASSETS.................................................                $19,918,571                 $21,449,596
                                                                             ===========                 ===========

LIABILITIES AND EQUITY

MORTGAGE NOTE PAYABLE........................................                $15,840,075                 $16,865,209
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES.....................                    689,837                     601,167
ACCOUNTS PAYABLE  RELATED PARTY..............................                     61,256                      17,955
TENANT SECURITY DEPOSITS.....................................                    126,768                     123,546
                                                                             -----------                 -----------

TOTAL LIABILITIES............................................                 16,717,936                  17,607,877

                         EQUITY

  COMMON STOCK  100,070,000 AUTHORIZED 728,038 SHARES ISSUED
   AND OUTSTANDING, RESPECTIVELY; PAR VALUE $0.01............                      7,311                       6,991
  PREFERRED STOCK  500,000 SHARES AUTHORIZED; NO SHARES
   ISSUED OR OUTSTANDING; PAR VALUE $0.01....................                          0                           0
  ADDITIONAL PAID-IN CAPITAL.................................                  6,382,413                   6,126,979
  ACCUMULATED DEFICIT........................................                 (3,189,089)                 (2,292,251)
                                                                             -----------                 -----------
                                                                               3,200,635                   3,841,719
                                                                             -----------                 -----------

TOTAL LIABILITIES AND EQUITY.................................                $19,918,571                 $21,449,596
                                                                             ===========                 ===========

(SEE ACCOMPANYING NOTES)

                          WELLINGTON PROPERTIES TRUST
                     CONSOLIDATED STATEMENT OF OPERATIONS
                                  (UNAUDITED)

                                                                          SIX MONTHS ENDED            SIX MONTHS ENDED
                                                                           JUNE 30, 1998               JUNE 30, 1997
                                                                           -------------               -------------
REVENUES
  RENTAL INCOME..............................................                 $1,516,511                  $1,560,380
  INTEREST INCOME AND OTHER..................................                        273                     192,908
                                                                              ----------                  ----------
  TOTAL REVENUE..............................................                  1,516,784                   1,753,288

EXPENSES
  PROPERTY OPERATING AND MAINTENANCE.........................                    370,123                     359,531
  REAL ESTATE TAXES AND INSURANCE............................                    219,290                     219,066
  DEPRECIATION AND AMORTIZATION..............................                    293,879                     305,131
  INTEREST EXPENSE...........................................                    633,928                     760,782
  GENERAL AND ADMINISTRATIVE.................................                    147,745                     138,032
                                                                              ----------                  ----------
  TOTAL EXPENSES.............................................                  1,664,965                   1,782,542
                                                                              ----------                  ----------

  NET OPERATING INCOME/(LOSS)................................                 $ (148,181)                 $  (29,254)
                                                                              ==========                  ==========

LOSS PER COMMON SHARE:
  NET LOSS...................................................                     ($0.20)                     ($0.04)
  WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING.......                    723,027                     696,642

(SEE ACCOMPANYING NOTES)

                          WELLINGTON PROPERTIES TRUST
                     CONSOLIDATED STATEMENT OF CASH FLOWS
                                  (UNAUDITED)
                FOR THE PERIOD FROM JANUARY 1 THROUGH JUNE 30,

                                                                                1998                         1997
                                                                                ----                         ----
CASH FLOW FROM OPERATING ACTIVITIES
  NET LOSS...................................................                 $  (148,181)                $    (29,254)
  ADJUSTMENTS TO RECONCILE NET LOSS TO NET CASH PROVIDED BY
   OPERATING ACTIVITIES:
       GAIN ON SALE..........................................                           0                     (182,649)
       DEPRECIATION AND AMORTIZATION.........................                     293,879                      305,131
       CHANGES IN ASSETS AND LIABILITIES NET OF EFFECT OF
        ASSETS AND LIABILITIES ASSUMED:
          PREPAID EXPENSES...................................                     (95,998)                     163,667
          ACCOUNTS PAYABLE AND ACCRUED LIABILITIES...........                     (13,423)                    (194,093)
          ACCOUNTS PAYABLE - RELATED PARTY...................                      41,883                     (187,573)
          TENANT SECURITY DEPOSITS...........................                       5,308                       (7,384)
                                                                              -----------                 ------------

                                                                                  231,649                     (102,901)
                                                                              -----------                 ------------
     NET CASH PROVIDED BY OPERATING ACTIVITIES...............                      83,468                     (132,155)

CASH FLOWS USED BY INVESTING ACTIVITIES:
  PROCEEDS ON SALE OF ASSETS.................................                           0                    1,917,227
  LAND CONTRACT RECEIVABLE...................................                           0                   (1,500,000)
  APPLIANCE AND EQUIPMENT ACQUISITION........................                     (40,806)                     (35,665)
                                                                              -----------                 ------------
                                                                                  (40,806)                     381,562

CASH FLOWS FROM FINANCING ACTIVITIES:
  REPAYMENTS ON MORTGAGE NOTE PAYABLE........................                  (2,376,180)                 (13,544,546)
  PROCEEDS FROM MORTGAGE NOTE PAYABLE........................                   2,750,000                   13,364,469
  ISSUANCE OF COMMON STOCK...................................                     124,287                      115,870
  DIVIDENDS PAID.............................................                    (250,081)                    (292,543)
  LOAN FEES..................................................                    (436,285)                           0
                                                                              -----------                 ------------
     NET CASH PROVIDED BY FINANCING ACTIVITIES...............                    (188,259)                    (356,750)

                                                                              -----------                 ------------
     NET INCREASE IN CASH....................................                    (145,597)                    (107,343)

CASH AT BEGINNING OF PERIOD..................................                     113,945                      198,706
                                                                              -----------                 ------------

CASH AT END OF PERIOD........................................                 $   (31,652)                $     91,363
                                                                              ===========                 ============

(SEE ACCOMPANYING NOTES)

                          WELLINGTON PROPERTIES TRUST
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                 June 30, 1998
                                  (Unaudited)

NOTE A - GENERAL AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

Wellington Properties Trust (Trust) is a real estate investment trust organized in the State of Maryland. It was formed on March 15, 1994 to acquire, develop, own and operate investment real estate. The Trust's year end is December 31. During the quarter covered by this report, the Trust owned a 72-unit apartment complex in Schofield, Wisconsin acquired on January 5, 1996 ("Lake Pointe") and a property in Madison, Wisconsin with 304 apartments ("Maple Grove") (collectively, the "Properties"). The Trust has two contracts pending to purchase 144 units and 156 units in Des Moines, Iowa. The closing is expected to occur in September 1998. It is the intention of the Trust to continue to seek well located properties for future acquisitions.

A summary of the significant accounting policies applied in the preparation of the accompanying financial statements follows:

1.  Rental Property

Rental property is recorded at cost, less accumulated depreciation. Depreciation is computed on a straight-line basis over the estimated useful lives of the assets. The Properties use a 40-year estimated life for buildings and a ten-year estimated life for appliances and equipment. Expenditures for ordinary maintenance and repairs are expensed to operations as incurred and significant renovations and improvements that improve and/or extend the useful life of the asset are capitalized and depreciated over their estimated useful life. Initial direct leasing costs are expensed as incurred and such expense approximates the deferral and amortization of initial direct leasing costs over the lease terms.

2.  Organization Costs

The costs incurred in connection with the formation of the Trust are being amortized on a straight-line basis over a period of 15 years.

3.  Financial Investments

Financial investments consisting of cash and mortgage notes payable are recorded at cost, which approximates fair market value.

4.  Revenue Recognition

Rental income attributable to leases is recorded when due from tenants and interest income is recorded on an accrual basis.

5.  Income Taxes

The Trust made an election to be taxed as a REIT under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended, commencing with its taxable year ending December 31, 1995. The Trust qualifies for taxation as a REIT, and as such generally will not be subject to Federal income tax if it distributes at least 95% of its REIT taxable income (excluding capital gains) to its shareholders.

6.  Loss Per Share

                          WELLINGTON PROPERTIES TRUST
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                 June 30, 1998
                                  (Unaudited)

Net loss per share is computed based on the weighted average number of shares of common stock outstanding for the period.

NOTE B - RELATED PARTY TRANSACTIONS

Acquisition of Forest Downs

Forest Downs was acquired by Wellington Management Corporation on May 19, 1993, as an operating property. On March 31, 1994, Wellington Management Corporation sold Forest Downs to the Trust at a cost of $1,890,000. On April 10, 1997, the Trust sold Forest Downs for $2,000,000.

Arnold K. Leas, who was the sole stockholder of the Trust prior to the stock offering discussed in Note E and is President and Chairman of the Board of Trustees of the Trust and is the President/CEO and a Director of Wellington Management Corporation (WMC). WMC Realty Inc. (Realty) and Wellington Investment Services Corp. (WISC) are wholly-owned subsidiaries of Wellington Management Corporation.

Due to the common control, the Trust's basis in Forest Downs was the same as WMC's basis. The historical cost basis of the assets purchased from WMC, including accumulated depreciation of $40,055, are reflected on the balance sheet of the Trust. The $152,615 excess of the purchase price over WMC's basis has been recorded as a reduction of stockholders' equity.

Acquisition of Lake Pointe

On January 5, 1996, Wellington Properties Trust purchased the apartment complex from a related party, Wellington Realty Income Limited Partnership 90-1, for $3,600,000.

The Trust assumed the mortgage note payable on the property of $1,856,760 (note
C), and issued 167,166 shares of common stock of the Trust to Wellington Realty Income Limited Partnership 90-1 for a $1,671,660 reduction in the cash amount due.

Issuance of Stock

WMC was issued 70,000 shares of common stock of the Trust. In consideration thereof, WMC has: 1) assigned, to the Trust, its rights in a certain Acquisition property Contract related to the purchase of a 292-unit apartment complex, known as Maple Grove, located in Madison, Wisconsin; 2) assigned, to the Trust, its rights in a certain Option Agreement (which rights have expired); and 3) agreed to reduce its note receivable from the Trust, by $300,000.

Management Fees

The Trust has entered into a Property Management Agreement with Realty to serve as the Property Manager of properties owned by the Trust. The Property Manager will manage the day to day operations of properties owned by the Trust, and will receive a management fee equal to 5% of the gross rental receipts collected in connection with the operation of each property. Management fees for the period January 1, 1998 through June 30, 1998 were $74,514.32.

Advisor Fees

On August 2, 1994, the Trust contracted to retain WMC to serve as Advisor to the Trust. In payment for these services, the Advisor receives a fee equal to 5% of the gross proceeds of the public stock offering, which terminated October 1995. No advisor fees have been paid during 1997 or 1998.

                          WELLINGTON PROPERTIES TRUST
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                 June 30, 1998
                                  (Unaudited)

In addition, the Advisor is entitled to receive an Incentive Advisory Fee equal to 10% of the realized gain with respect to each sale or refinancing of property owned by the Trust. In the event a property is sold at a loss, no Incentive Advisory Fees will be paid until the amount of the loss has been offset by gains from other sales. In addition, the Advisor is entitled to recover certain expenses including travel, legal, accounting, and insurance. Fees for services, such as legal and accounting, provided by the Advisor's employees, in the opinion of the Advisor, may not exceed fees that would have been charged by independent third parties. The initial term of the agreement ended on December 31, 1995 and was renewed automatically each year. The agreement may be terminated without cause, by either party, on 60 days written notice and by the Trust for cause immediately upon written notice.

Commission

WISC is entitled to receive a commission of 5% of the proceeds of the common stock of the Trust that it sells. Commissions paid to WISC for the year ended December 31, 1995 were $179,720.25 and for the period January 1, 1996 through December 31, 1996 were $8,224.96. No Commissions have been paid in 1997 or 1998.

NOTE C - MORTGAGE NOTES PAYABLE AND OTHER FINANCING

Forest Downs

The mortgage note payable at December 31, 1994 was collateralized by Forest Downs and an assignment of rents agreement. The interest rate was fixed at 8% until June 1, 1998, at which time it may be adjusted semi-annually to 3% over the monthly average cost of funds for SAIF insurance institutions from the Federal Home Loan Bank of Chicago 7th District, but never more than 12% nor less than 6%.

Maple Grove

The mortgage payable with respect to Maple Grove is collateralized by Maple Grove and an assignment of rents. The interest rate is fixed at 8.095%. Payments are due in monthly installments of principal and interest of $95,516.53 with a final Balloon payment due June 1, 2004.

Lake Pointe

As of March 30, 1998, Wellington Properties Trust was liable on a mortgage note payable of $2,750,000. The note requires monthly payments of $19,417.06 including interest at 7.6%. The mortgage is due March 2008 and is secured by the rental property and an assignment of rents.

The aggregate maturities on the mortgage note payable for the five years and thereafter following December 31, 1998 are as follows:

                                         Lake                     Maple                     Total
                                        Pointe                    Grove
1998..................             $   15,488.08            $   110,106.41            $   125,594.49
1999..................                 23,110.97                119,357.77                142,468.74
2000..................                 24,956.04                129,386.45                154,342.49
2001..................                 26,948.43                140,257.76                167,206.19
2002..................                 29,099.88                152,042.49                181,142.37
thereafter............              2,630,396.60             12,197,738.86             14,828,135.46
                                   -------------            --------------            --------------

                                   $2,750,000.00            $12,848,889.74            $15,598,889.74
                                   =============            ==============            ==============

                          WELLINGTON PROPERTIES TRUST
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                 June 30, 1998
                                  (Unaudited)

Line of Credit

During 1996, the Trust obtained a line of credit for $300,000 with Milwaukee Western Bank. Interest-only payments are due monthly with the principal due on December 31, 1998. The interest rate is at .5% above the bank's reference rate (effective rate at June 30, 1998 of 9%). At June 30, 1998, the outstanding balance was $300,000. The line of credit is collateralized by the guarantee of WMC.

NOTE D - COMMITMENTS

None

NOTE E - COMMON STOCK

As of June 30, 1998 there were 728,038 Common Shares outstanding.

NOTE F - SUBSEQUENT EVENTS

On February 16, 1998 the Company entered into a contract to purchase Park Forest Apartments in Des Moines, Iowa ("Park Forest") for $3,850,000. Park Forest is a 144-unit apartment community. The contract provided that the transaction would close on June 30, 1998 but was amended to allow for closing on September 30, 1998. In consideration for the extension of the closing date the Company agreed to deposit an additional $40,000 of earnest money and increased the purchase price to $3,880,000. The Company did not have sufficient cash available to make the additional earnest money deposit and therefore borrowed $40,000 from American Real Estate Equities, LLC ("AREE") pursuant to a promissory note dated August 5, 1998. The note bears interest at 9% per annum and matures on December 31, 1998. Interest accrues until the maturity date.

On June 4, 1998 the Company entered into an agreement in principle with AREE to acquire a portfolio of properties to be defined and agreed to by the parties. The minimum value of such portfolio is to be $150,000,000. The Company has agreed to form an Operating Partnership and to fund a portion of the purchase price with OP Units convertible to Common Stock.

                             REPORT OF INDEPENDENT
                         CERTIFIED PUBLIC ACCOUNTANTS



To the Board of Trustees
WELLINGTON PROPERTIES TRUST

We have audited the accompanying combined statement of revenue and certain expenses of Hoyt Properties, to be acquired by Wellington Properties Trust (Trust), for the year ended December 31, 1997. This statement of revenue and certain expenses is the responsibility of its management. Our responsibility is to express an opinion on this statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenue and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenue and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenue and certain expenses of Hoyt Properties was prepared for the purposes of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the
Schedule 14A of Wellington Properties Trust and excludes material amounts, described in note A to the combined statement of revenue and certain expenses, that would not be comparable to those resulting from the proposed future operations of the property.

In our opinion, the statement of revenue and certain expenses referred to above presents fairly, in all material respects, the combined revenue and certain expenses of Hoyt Properties for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



                                             GRANT THORNTON LLP

Fond du Lac, Wisconsin
July 24, 1998

                                HOYT PROPERTIES

              COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES

                                                                                         For the                For the six-month
                                                                                       year ended                  period ended
                                                                                      December 31,                   June 30,
                                                                                         1997                          1998
                                                                                -----------------------      -----------------------
                                                                                        (Audited)                   (Unaudited)
Revenue:
  Rental...................................................................                  $5,561,649                   $3,629,459
  Interest.................................................................                     110,370                       36,234
  Other....................................................................                      12,247                        9,828
                                                                                -----------------------      -----------------------
                                                                                              5,684,266                    3,675,521

Certain Expenses:
  Property operating and maintenance.......................................                   1,241,161                      534,400
  Real estate taxes and insurance..........................................                   1,178,212                      626,483
  Utilities................................................................                     365,041                      191,677
  Management fees..........................................................                     263,466                      149,332
                                                                                -----------------------      -----------------------
                                                                                              3,047,880                    1,501,892
                                                                                -----------------------      -----------------------

                                    REVENUE IN EXCESS OF CERTAIN EXPENSES                    $2,636,386                   $2,173,629
                                                                                =======================      =======================

The accompanying note is an integral part of this statement.

                                HOYT PROPERTIES

          NOTE TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES


            NOTE A  --  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL
-------

The Hoyt Properties include the following:

                  NAME OF PROPERTY                        TYPE OF RENTAL              LOCATION             SQUARE FOOTAGE
                  ----------------                        --------------              ---------            ---------------
Cirrus Aircraft Facility                                    Commercial               Duluth, MN                    138,000
ISD 196 Building                                            Commercial             Minneapolis, MN                  13,374
300 First Avenue North                                      Commercial             Minneapolis, MN                  72,132
Bloomington Business Plaza                                  Commercial             Minneapolis, MN                 121,063
Pillsbury Business Center                                   Commercial             Minneapolis, MN                  42,460
Burnsville Bluffs II                                        Commercial             Minneapolis, MN                  45,040
Nicollet Business Campus 6                                  Commercial             Minneapolis, MN                  50,291
Nicollet Business Campus 7                                  Commercial             Minneapolis, MN                 118,400
Thresher Square West                                        Commercial             Minneapolis, MN                  55,824
Thresher Square East                                        Commercial             Minneapolis, MN                  63,448
7300 Boone                                                  Commercial             Minneapolis, MN                  50,000
321 West 83rd Street                                        Commercial             Minneapolis, MN                  83,733
Plymouth Technology Center 1                                Commercial             Minneapolis, MN                  26,186

In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

1.  BASIS OF PRESENTATION

     The accompanying combined statement of revenue and certain expenses is not representative of the actual operations for the year presented as certain expenses have been excluded because they may not be comparable to the expenses expected to be incurred in the proposed future operations of Hoyt Properties. Expenses excluded consist of depreciation and amortization, interest, professional fees and other administrative costs not directly related to the future operations of Hoyt Properties. After reasonable inquiry, the Trust is not aware of any material factors that would cause reported financial information not to be necessarily indicative of future operating results.

                                HOYT PROPERTIES


          NOTE TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES




     The Hoyt Properties have various management agreements with an affiliated management company to maintain the properties and otherwise manage the operations of the commercial properties. Management fees are based on 5% of gross receipts.

2.   REVENUE RECOGNITION

     Rental revenue attributable to leases is recorded when due from tenants.

3. These properties are to be acquired by the operating partnership of Wellington Properties Trust through the combination of acquisition and contribution agreements for approximately $78.3 million plus closing costs.

                             REPORT OF INDEPENDENT
                         CERTIFIED PUBLIC ACCOUNTANTS



To the Board of Trustees
WELLINGTON PROPERTIES TRUST

We have audited the accompanying statement of revenue and certain expenses of Cold Springs Office Center, to be acquired by Wellington Properties Trust (Trust), for the year ended December 31, 1997. This statement of revenue and certain expenses is the responsibility of its management. Our responsibility is to express an opinion on this statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenue and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenue and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses of Cold Springs Office Center was prepared for the purposes of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the
Schedule 14A of Wellington Properties Trust and excludes material amounts, described in note A to the statement of revenue and certain expenses, that would not be comparable to those resulting from the proposed future operations of the property.

In our opinion, the statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses of Cold Springs Office Center for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



                                                  GRANT THORNTON LLP


Fond du Lac, Wisconsin
August 20, 1998

                          COLD SPRINGS OFFICE CENTER


                   STATEMENT OF REVENUE AND CERTAIN EXPENSES




                                                                                        For the                 For the six-month
                                                                                      year ended                  period ended
                                                                                     December 31,                   June 30,
                                                                                         1997                         1998
                                                                                -----------------------      -----------------------
                                                                                        (Audited)                   (Unaudited)
Revenue:
  Rental...................................................................                  $1,558,851                 $765,870
  Other....................................................................                          37                      156
                                                                                -----------------------      -----------------------
                                                                                              1,558,888                  766,026

Certain Expenses:
  Property operating and maintenance.......................................                     217,957                  114,918
  Real estate taxes and insurance..........................................                     245,260                  126,357
  Utilities................................................................                      80,363                   38,041
  Management fees..........................................................                      77,438                   38,208
                                                                                -----------------------      -----------------------
                                                                                                621,018                  317,524
                                                                                -----------------------      -----------------------

                                    REVENUE IN EXCESS OF CERTAIN EXPENSES                      $937,870                 $448,502
                                                                                =======================      =======================

The accompanying note is an integral part of this statement.

                          COLD SPRINGS OFFICE CENTER


               NOTE TO STATEMENT OF REVENUE AND CERTAIN EXPENSES



            NOTE A  --  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL
-------

         NAME OF PROPERTY                                 TYPE OF RENTAL              LOCATION                 SQUARE FOOTAGE
         ----------------                                 ---------------             ----------               --------------
Cold Springs Office Center                                  Commercial              St. Cloud, MN                      77,533

In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

1.   BASIS OF PRESENTATION

     The accompanying statement of revenue and certain expenses is not representative of the actual operations for the year presented as certain expenses have been excluded because they may not be comparable to the expenses expected to be incurred in the proposed future operations of Cold Springs Office Center. Expenses excluded consist of depreciation and amortization, interest, professional fees and other administrative costs not directly related to the future operations of Cold Springs Office Center. After reasonable inquiry, the Trust is not aware of any material factors that would cause reported financial information not to be necessarily indicative of future operating results.

     The Cold Springs Office Center has a management agreement with an affiliated management company to maintain the property and otherwise manage the operations of the commercial property. Management fees are based on 5% of gross receipts.

2.   REVENUE RECOGNITION

     Rental revenue attributable to leases is recorded when due from tenants.

3. This property is to be acquired by the operating partnership of Wellington Properties Trust through the combination of acquisition and contribution agreements for approximately $12.7 million plus closing costs.

                             REPORT OF INDEPENDENT
                         CERTIFIED PUBLIC ACCOUNTANTS



To the Board of Trustees
WELLINGTON PROPERTIES TRUST

We have audited the accompanying combined statement of revenue and certain expenses of Feld Properties, to be acquired by Wellington Properties Trust (Trust), for the year ended December 31, 1997. This statement of revenue and certain expenses is the responsibility of its management. Our responsibility is to express an opinion on this statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenue and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenue and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenue and certain expenses of Feld Properties was prepared for the purposes of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the
Schedule 14A of Wellington Properties Trust and excludes material amounts, described in note A to the combined statement of revenue and certain expenses, that would not be comparable to those resulting from the proposed future operations of the property.

In our opinion, the statement of revenue and certain expenses referred to above presents fairly, in all material respects, the combined revenue and certain expenses of Feld Properties for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



                                                  GRANT THORNTON LLP


Fond du Lac, Wisconsin
July 16, 1998

                                FELD PROPERTIES

              COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES



                                                                                         For the                 For the six-month
                                                                                        year ended                  period ended
                                                                                    December 31, 1997              June 30, 1998
                                                                                -----------------------      -----------------------
                                                                                        (Audited)                   (Unaudited)
Revenue:
  Rental...................................................................                  $2,237,892                   $1,183,953
  Other....................................................................                       1,994                          232
                                                                                -----------------------      -----------------------
                                                                                              2,239,886                    1,184,185

Certain Expenses:
  Property operating and maintenance.......................................                     279,368                      207,177
  Real estate taxes and insurance..........................................                     263,516                      140,742
  Payroll and payroll taxes................................................                     285,619                       73,610
  Utilities................................................................                     149,370                       72,432
  Management fees..........................................................                     245,760                      123,300
                                                                                -----------------------      -----------------------
                                                                                              1,223,633                      617,261
                                                                                -----------------------      -----------------------

                                        REVENUE IN EXCESS OF CERTAIN EXPENSES                $1,016,253                     $566,924
                                                                                =======================      =======================

The accompanying note is an integral part of this statement.

                                FELD PROPERTIES


          NOTE TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES


                         YEAR ENDED DECEMBER 31, 1997


            NOTE A  --  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL
-------

The Feld Properties include the following:


                  NAME OF PROPERTY                        TYPE OF RENTAL              LOCATION             SQUARE FOOTAGE
                  ------------------                      ---------------             --------             --------------
Edwin R. Feld & Associates -
   300 North Madison                                        Commercial              Green Bay, WI                      61,633
Feld Limited Partnership
   PBC I                                                    Commercial              Green Bay, WI                      14,149
   PBC II                                                   Commercial              Green Bay, WI                      19,998
   PBC III                                                  Commercial              Green Bay, WI                       4,361
   PBC IV                                                   Commercial              Green Bay, WI                      13,243
   524 South Monroe                                         Commercial              Green Bay, WI                       5,548
   Columbus Office Building                                 Commercial              Green Bay, WI                      21,079
   727-735 East Walnut                                      Commercial              Green Bay, WI                       9,146
   3000 Riverside Drive                                     Commercial              Green Bay, WI                      10,538
   225 South Monroe                                         Commercial              Green Bay, WI                       8,951
   I 43                                                     Commercial              Green Bay, WI                      19,200

In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

1.  BASIS OF PRESENTATION

    The accompanying combined statement of revenue and certain expenses is not representative of the actual operations for the year presented as certain expenses have been excluded because they may not be comparable to the expenses expected to be incurred in the proposed future operations of Feld Properties. Expenses excluded consist of depreciation and amortization, interest, professional fees and other administrative costs not directly related to the future operations of Feld Properties. After reasonable inquiry, the Trust is not aware of any material factors that would cause reported financial information not to be necessarily indicative of future operating results.

                                FELD PROPERTIES


          NOTE TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES


                         YEAR ENDED DECEMBER 31, 1997

    The Feld Properties have various management agreements with an affiliated management company to maintain the properties and otherwise manage the operations of the commercial properties. Management fees are $16,500 per month in 1997.

2.  REVENUE RECOGNITION

    Rental revenue attributable to leases is recorded when due from tenants.

3. These properties are to be acquired by the operating partnership of Wellington Properties Trust through the combination of acquisition and contribution agreements for approximately $21.0 million plus closing costs.

                             REPORT OF INDEPENDENT
                         CERTIFIED PUBLIC ACCOUNTANTS


To the Board of Trustees
WELLINGTON PROPERTIES TRUST

We have audited the accompanying combined statement of revenue and certain expenses of Stonegate Properties, to be acquired by Wellington Properties Trust (Trust), for the year ended December 31, 1997. This statement of revenue and certain expenses is the responsibility of its management. Our responsibility is to express an opinion on this statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenue and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenue and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenue and certain expenses of Stonegate Properties was prepared for the purposes of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the
Schedule 14A of Wellington Properties Trust and excludes material amounts, described in note A to the combined statement of revenue and certain expenses, that would not be comparable to those resulting from the proposed future operations of the property.

In our opinion, the statement of revenue and certain expenses referred to above presents fairly, in all material respects, the combined revenue and certain expenses of Stonegate Properties for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



                                                  GRANT THORNTON LLP


Fond du Lac, Wisconsin
July 27, 1998

                             STONEGATE PROPERTIES

              COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES



                                                                                         For the                 For the six-month
                                                                                        year ended                  period ended
                                                                                    December 31, 1997              June 30, 1998
                                                                                -----------------------      -----------------------
                                                                                        (Audited)                   (Unaudited)
Revenue:
  Rental...................................................................              $    6,227,243               $    3,074,069
  Other....................................................................                      42,863                           --
                                                                                -----------------------      -----------------------
                                                                                              6,270,106                    3,074,069


Certain Expenses:
  Property operating and maintenance.......................................                     861,676                      105,101
  Real estate taxes and insurance..........................................                   1,939,026                      969,731
  Utilities................................................................                     127,826                       50,153
  Management fees..........................................................                     717,878                      181,532
                                                                                -----------------------      -----------------------
                                                                                              3,646,406                    1,306,517
                                                                                -----------------------      -----------------------
                                REVENUE IN EXCESS OF CERTAIN EXPENSES                    $    2,623,700               $    1,767,552
                                                                                =======================      =======================


The accompanying note is an integral part of this statement.

                             STONEGATE PROPERTIES


          NOTE TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES



            NOTE A  --  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General
-------

The Stonegate Properties include the following:

                  Name of Property                        Type of Rental              Location             Square Footage
                  ----------------                        --------------              --------             --------------
  Tollway Industrial Center                                   Commercial           Hoffman Estates, IL             73,887
  Northwest Corporate Centre - Phase I                        Commercial           Hoffman Estates, IL             87,271
  Northwest Tech Centre                                       Commercial           Hoffman Estates, IL             71,139
  Northwest Corporate Centre - Phase II & III                 Commercial           Hoffman Estates, IL            174,750

In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

1.  BASIS OF PRESENTATION

    The accompanying combined statement of revenue and certain expenses is not representative of the actual operations for the year presented as certain expenses have been excluded because they may not be comparable to the expenses expected to be incurred in the proposed future operations of Stonegate Properties. Expenses excluded consist of depreciation and amortization, interest, professional fees and other administrative costs not directly related to the future operations of Stonegate Properties. After reasonable inquiry, the Trust is not aware of any material factors that would cause reported financial information not to be necessarily indicative of future operating results.

    The Stonegate Properties have various management agreements with an affiliated management company to maintain the properties and otherwise manage the operations of the commercial properties. Management fees are based on a variable percentage of gross receipts.

2.  REVENUE RECOGNITION

    Rental revenue attributable to leases is recorded when due from tenants.

3. These properties are to be acquired by the operating partnership of Wellington Properties Trust through the combination of acquisition and contribution agreements for approximately $47.3 million plus closing costs.

                             REPORT OF INDEPENDENT
                         CERTIFIED PUBLIC ACCOUNTANTS



To the Board of Trustees
WELLINGTON PROPERTIES TRUST

We have audited the accompanying combined statement of revenue and certain expenses of Wellington Centre, to be acquired by Wellington Properties Trust (Trust), for the years ended December 31, 1997 and 1996. These statements of revenue and certain expenses is the responsibility of its management. Our responsibility is to express an opinion on this statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of revenue and certain expenses are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of revenue and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements of revenue and certain expenses. We believe that our audits provide a reasonable basis for our opinion.

The accompanying combined statements of revenue and certain expenses of Wellington Centre were prepared for the purposes of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the
Schedule 14A of Wellington Properties Trust and exclude material amounts, described in note A to the statements of revenue and certain expenses, that would not be comparable to those resulting from the proposed future operations of the property.

In our opinion, the statements of revenue and certain expenses referred to above present fairly, in all material respects, the combined revenue and certain expenses of Wellington Centre for the years ended December 31, 1997 and 1996, in conformity with generally accepted accounting principles.



                                                  GRANT THORNTON LLP


Fond du Lac, Wisconsin
July 13, 1998

                               WELLINGTON CENTRE

                   STATEMENT OF REVENUE AND CERTAIN EXPENSES




                                            For the year ended                                For the six-month
                          ------------------------     ------------------------                 period ended
                              December 31, 1996            December 31, 1997                    June 30, 1998
                          ------------------------     ------------------------          ------------------------
                                                 (Audited)                                       (Unaudited)
Revenue:
  Rental..................             $ 1,341,290                   $1,703,006                          $891,465
  Other...................                  23,507                        3,342                               699
                          ------------------------     ------------------------          ------------------------
                                         1,364,797                    1,706,348                           892,164

Certain Expenses:
  Property operating
    and maintenance.......                 227,743                      259,345                           158,579
  Real estate taxes
    and insurance.........                 174,421                      198,941                            88,084
  Utilities...............                 122,209                      136,108                            72,512
  Management fees.........                  91,069                      102,175                            53,485
                          ------------------------     ------------------------          ------------------------
                                           615,442                      696,569                           372,660
                          ------------------------     ------------------------          ------------------------

REVENUE IN EXCESS
OF CERTAIN EXPENSES                     $  749,355                   $1,009,779                          $519,504
                          ========================     ========================          ========================



The accompanying note is an integral part of this statement.

                               WELLINGTON CENTRE

              NOTE TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES



            NOTE A  --  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General
-------

Wellington Centre, affiliated through common ownership with Wellington Properties Trust, is a commercial rental property located in Milwaukee, WI consisting of 95,300 square feet. The property was acquired by Wellington Centre Company, LLC in February 1996 and revenue and certain expenses are included from that date.

In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

1.  BASIS OF PRESENTATION

    The accompanying statements of revenue and certain expenses are not representative of the actual operations for the years presented as certain expenses have been excluded because they may not be comparable to the expenses expected to be incurred in the proposed future operations of Wellington Centre. Expenses excluded consist of depreciation and amortization, interest, professional fees and other administrative costs not directly related to the future operations of Wellington Centre. After reasonable inquiry, the Trust is not aware of any material factors that would cause reported financial information not to be necessarily indicative of future operating results.

    The property has a management agreement with an affiliated management company to maintain the property and otherwise manage the operations of the commercial property. Management fees are based on 6% of gross receipts.

2.  REVENUE RECOGNITION

    Rental revenue attributable to leases is recorded when due from tenants.

3. This property is to be acquired by the operating partnership of Wellington Properties Trust through the combination of acquisition and contribution agreements for approximately $13.8 million plus closing costs.

                             REPORT OF INDEPENDENT
                         CERTIFIED PUBLIC ACCOUNTANTS



To the Board of Trustees
WELLINGTON PROPERTIES TRUST

We have audited the accompanying combined statement of revenue and certain expenses of Apple Valley Properties, to be acquired by Wellington Properties Trust (Trust), for the year ended December 31, 1997. This statement of revenue and certain expenses is the responsibility of its management. Our responsibility is to express an opinion on this statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenue and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenue and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenue and certain expenses of Apple Valley Properties was prepared for the purposes of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the
Schedule 14A of Wellington Properties Trust and excludes material amounts, described in note A to the combined statement of revenue and certain expenses, that would not be comparable to those resulting from the proposed future operations of the property.

In our opinion, the statement of revenue and certain expenses referred to above presents fairly, in all material respects, the combined revenue and certain expenses of Apple Valley Properties for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



                                                  GRANT THORNTON LLP


Fond du Lac, Wisconsin
July 21, 1998

                           APPLE VALLEY  PROPERTIES

              COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES

                                                                                         For the                 For the six-month
                                                                                        year ended                  period ended
                                                                                    December 31, 1997              June 30, 1998
                                                                                 -----------------------      ----------------------
                                                                                        (Audited)                   (Unaudited)
Revenue:
  Rental...................................................................                  $2,675,575                   $1,320,337
  Other....................................................................                      10,819                        4,747
                                                                                -----------------------      -----------------------
                                                                                              2,686,394                    1,325,084


Certain Expenses:
  Property operating and maintenance.......................................                     364,459                      200,352
  Real estate taxes and insurance..........................................                     555,289                      269,750
  Utilities................................................................                     256,390                      110,006
  Management fees..........................................................                     107,450                       57,600
                                                                                -----------------------      -----------------------
                                                                                              1,283,588                      637,708
                                                                                -----------------------      -----------------------
                                 REVENUE IN EXCESS OF CERTAIN EXPENSES                       $1,402,806                   $  687,376
                                                                                =======================      =======================


The accompanying note is an integral part of this statement.

                            APPLE VALLEY PROPERTIES


          NOTE TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES



            NOTE A  --  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General
-------

Apple Valley Properties includes the following:

                  NAME OF PROPERTY                        TYPE OF RENTAL              LOCATION             SQUARE FOOTAGE
                  ----------------                        --------------              --------             --------------
Burnsville Financial Center Partnership                     Commercial             Burnsville, MN                  47,203
Apple Valley Commons I                                      Commercial            Apple Valley, MN                 58,668
Apple Valley Commons II                                     Commercial            Apple Valley, MN                 62,377

In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

1.  BASIS OF PRESENTATION

    The accompanying combined statement of revenue and certain expenses is not representative of the actual operations for the year presented as certain expenses have been excluded because they may not be comparable to the expenses expected to be incurred in the proposed future operations of Apple Valley Properties. Expenses excluded consist of depreciation and amortization, interest, professional fees and other administrative costs not directly related to the future operations of Apple Valley Properties. After reasonable inquiry, the Trust is not aware of any material factors that would cause reported financial information not to be necessarily indicative of future operating results.

    The Apple Valley Properties have various management agreements with an affiliated management company to maintain the properties and otherwise manage the operations of the commercial properties. Management fees are based on 4% of gross receipts.

2.  REVENUE RECOGNITION

    Rental revenue attributable to leases is recorded when due from tenants.

3. These properties are to be acquired by the operating partnership of Wellington Properties Trust through the combination of acquisition and contribution agreements for approximately $16.0 million plus closing costs.

                                                                      EXHIBIT A
                                                                      _________

                             AMENDED AND RESTATED
                            CONTRIBUTION AGREEMENT

                                    Between

                          WELLINGTON PROPERTIES TRUST
                    WELLINGTON PROPERTIES INVESTMENTS, L.P.
                      AMERICAN REAL ESTATE EQUITIES, LLC

    AND THE OTHER LP UNIT RECIPIENTS REFLECTED ON THE SIGNATURE PAGE HERETO


                          Dated as of August 31, 1998


     IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SECURITIES REFERENCED HEREIN HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISK OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

     THIS AMENDED AND RESTATED CONTRIBUTION AGREEMENT (this "Agreement") is made and entered into as of this 31st day of August, 1998 (the "CONTRACT DATE"), by and between American Real Estate Equities, LLC, a Delaware limited liability company ("CONTRIBUTOR"), Wellington Properties Investments, L.P., a Delaware limited partnership (the "OPERATING PARTNERSHIP"), Wellington Properties Trust, a Maryland real estate investment trust ("ACQUIROR") and the parties identified on the signature page hereto as "LP UNIT RECIPIENTS."

     1.   CONTRIBUTION.
          ------------

          1.1. CONTRACTS. Contributor agrees to contribute and assign, to the
               ---------
Operating Partnership as contemplated by SECTION 2.4 below, and Acquiror agrees to cause the Operating Partnership to accept and assume from Contributor, on the terms and conditions set forth in this Agreement, all of Contributor's right, title and interest in, to and under the certain real estate purchase and sale contracts and those certain contribution agreements identified on EXHIBIT A (collectively, the "PHASE I CONTRACTS"). In addition, Contributor agrees to contribute and assign to the Operating Partnership, and Acquiror agrees to cause the Operating Partnership to accept and assume from Contributor, such additional real estate purchase and sale contracts and contribution agreements added from time to time (the "PHASE II CONTRACTS") and identified on EXHIBIT-A-1 (pursuant to SECTION 1.3 below). Except as set forth in SECTION 3.1 notwithstanding anything to the contrary herein, the parties hereto do not currently contemplate that there will be any Phase II Contracts.

          1.2. PROPERTIES. Each of the Phase I Contracts provides, and each of
               ----------
the Phase II contracts will provide, the respective contract vendee thereunder with the right to acquire, pursuant to the terms and conditions of the Phase I Contracts or the Phase II Contracts, as the case may be, certain improved real properties, which properties include those certain buildings (the "BUILDINGS"), each containing that number of net rentable square feet, as specified on EXHIBIT A attached hereto. The Buildings are leased to Tenants (as defined below). Each of the Buildings is commonly known by the respective street address in the cities, counties and states described on EXHIBIT A attached hereto. For purposes of this Agreement the term, "PROJECTS," shall be deemed to mean, collectively (but only if and to the extent that any or all of the following are to be conveyed pursuant to the express terms of the Phase I Contracts or the Phase II Contracts, as the case may be): (i) all of the parcels of land (collectively, the "LAND") that are the subject of the Phase I Contracts or the Phase II Contracts, as the case may be, together with all rights, easements and interests appurtenant thereto, including, but not limited to, any streets or other public ways adjacent to said Land and any water or mineral rights owned by, or leased to, the owner of such land; (ii) all improvements located on the Land, including, but not limited to, the Buildings, and all other structures, systems, and utilities associated with, and utilized, by the owner thereof, in the ownership and operation of the Buildings (all such improvements being collectively referred to herein as the "IMPROVEMENTS"); (iii) all personal property owned by each respective owner of the Land and the Buildings and either
(A) located on or in the Land or Improvements, or (B) used in connection with the operation and maintenance of the Project, excluding personal property owned by Tenants (collectively, the "PERSONAL PROPERTY"), including, without limitation, all fixtures and other built-in improvements and equipment necessary to operate the Projects; (iv) all building materials, supplies, hardware, carpeting and other inventory owned by each respective owner of the Land and the Buildings and maintained in connection with each such owner's ownership and operation of the Land and/or Improvements and not owned by Tenants; (v) all trademarks, tradenames, development rights and entitlements and other intangible property used or useful in connection with the foregoing (collectively, the "INTANGIBLE PERSONAL PROPERTY"); and (vi) the respective interest of each owner of the Land and the Buildings in all leases and other agreements to occupy, or concerning the occupancy of, all or any portion of either or both of the Land and the Improvements, which leases and other occupancy agreements are in effect on the Contract Date or into which the respective owner of the Land and the Improvements in question enters prior to Phase I Closing (as defined below) or the Phase II Closing (as defined below), as the case may be (collectively, the "LEASES").

          1.3. ADDITION OR DELETION OF CONTRACTS. Contributor and Acquiror may
               ---------------------------------
from time to time, in their mutual and reasonable discretion, add or delete real estate purchase and sale contracts and contribution agreements to or from the set of Phase I Contracts or Phase II Contracts, as the case may be, by executing a so-called "Memorandum of Change" (a "MEMORANDUM") stating that Contributor and Acquiror desire to add or delete such contracts to or from the set of Phase I Contracts or Phase II Contracts, as the case may be, pursuant to this SECTION
1.3. Such Memorandum shall state the date as of which such Phase I Contracts or Phase II Contracts, as the case may be, are deemed to have been added to, or deleted from (as the case may be) EXHIBIT A or EXHIBIT A-1, as the case may be, and such Memorandum shall contain a revised set of exhibits and schedules corresponding to the exhibits and schedules attached to this Agreement (reflecting appropriate corrections and clarifications to correspond to the additions or deletions, as the case may be, of Phase I Contracts or Phase II Contracts, as the case may be), which revised exhibits and schedules shall supersede those exhibits and schedules attached to this Agreement and to any prior Memorandum. Such schedules and exhibits shall include (i) on Exhibit A thereto, the written agreements to be added as Phase I Contracts and Phase II Contracts, as the case may be (together with all other Phase I Contracts and Phase II Contracts), and omit from EXHIBIT A or EXHIBIT A-1, as the case may be, any written agreements to be deleted from the set of Phase I Contracts or Phase II Contracts, as the case may be, and (ii) all other exhibits and schedules with relevant changes to reflect the addition or deletion of certain Phase I Contracts or Phase II Contracts, as the case may be. All representations, warranties and covenants made by Contributor, pursuant to the express terms of this Agreement and with respect to any Projects and Phase I or Phase II Contracts, as the case may be, incorporated herein pursuant to a Memorandum shall be deemed to have been first made as of the date of such Memorandum. All representations, warranties and covenants made by Contributor, pursuant to the express terms of this Agreement and with respect to any Project or Phase I Contract or Phase II Contract, as the case may be, deleted from this Agreement pursuant to a Memorandum shall be deemed never to have been made. From and after the date of such Memorandum, the terms "Projects", "Phase I Contracts" and "Phase II Contracts," as the case may be, shall include only those Projects and Phase I Contracts or Phase II Contracts contained on the revised EXHIBIT A and revised EXHIBIT A-1 attached to such Memorandum.

     2.   CONTRIBUTION CONSIDERATION; LP UNITS; TAX MATTERS.
          -------------------------------------------------

          2.1. PHASE I CONTRIBUTION CONSIDERATION. Acquiror shall cause the
               ----------------------------------
Operating Partnership to pay to Contributor, as consideration for Contributor's assignment of all of the Phase I Contracts (the "PHASE I CONTRIBUTION CONSIDERATION"), consideration consisting of that number of LP Units (as defined below) or common shares of beneficial interest of the Acquiror ("SHARES") having an aggregate value, calculated as provided in SECTION 2.3.2 below, equal to (the "PHASE I TOTAL AMOUNT"): (A) $14,822,863; minus (B) any applicable prorations
                                           -----
described in SECTION 11 ("PRORATIONS") and credited, as of the Phase I Closing Date (as defined below), to or on behalf of Acquiror; plus (C) any applicable
                                                      ----
Prorations credited, as of the Phase II Closing Date, to Contributor; minus (D)
                                                                      -----
any other adjustments described in this Agreement ("ADJUSTMENTS") occurring on or prior to the Phase I Closing Date in favor of Acquiror; and plus (E) any
                                                               ----
Adjustments occurring on or prior to the Phase I Closing Date in favor of the Contributor. Contributor shall have the right to designate the portion of the Phase I Contribution Agreement payable in LP Units and the portion payable in Shares. If the above-described calculation of Phase I Contribution Consideration would result in a fractional number of LP Units or Shares to be delivered to Contributor, Acquiror shall round that fraction up or down, as the case may be, to the nearest whole number of LP Units or Shares. Provided that all applicable conditions precedent to Acquiror's obligations to close as set forth in this Agreement (collectively, "ACQUIROR'S CONDITIONS PRECEDENT") have been satisfied and fulfilled, or waived in writing by Acquiror, the Phase I Contribution Consideration shall be paid to Contributor at the Phase I Closing pursuant to SECTION 2.3 below.

          2.2. PHASE II CONTRIBUTION CONSIDERATION. Acquiror shall cause the
               -----------------------------------
Operating Partnership to pay to Contributor, as consideration for Contributor's assignment of all of the Phase II Contracts (the "PHASE II CONTRIBUTION CONSIDERATION"), consideration consisting of that number of LP Units or Shares having an aggregate value, calculated as provided in SECTION 2.3.2 below, equal to (the "PHASE II TOTAL AMOUNT"): (A) any applicable Prorations credited, as of the Phase II Closing Date, to Contributor; minus (B) any applicable Prorations
                                           -----
and credited, as of the Phase II Closing Date (as defined below), to or on behalf of Acquiror; minus (C) any other Adjustments occurring on or prior to the
                    -----
Phase II Closing Date in favor of Acquiror; and plus (D) any Adjustments
                                                ----
occurring on or prior to the Phase II Closing Date in favor of the Contributor. Contributor shall have the right to designate the portion of the Phase II Contribution Agreement payable in LP Units and the portion payable in Shares.
If the above-described calculation of Phase II Contribution Consideration would result in a fractional number of LP Units to be delivered to Contributor, Acquiror shall round that fraction up or down, as the case may be, to the nearest whole number of LP Units or Shares. Provided that all applicable Acquiror's Conditions Precedent have been satisfied and fulfilled, or waived in writing by Acquiror, the Phase II Contribution Consideration shall be paid to Contributor at the Phase II Closing pursuant to SECTION 2.3 below.

          2.3. LP UNITS.
               --------

               2.3.1. Each of the Phase I and the Phase II Total Amount shall be paid, as determined by Contributor, by Acquiror's delivery of (i) partnership units (the "LP UNITS") in Acquiror, which partnership units may be "preferred," "common," or a combination of the two classes, as mutually and reasonably agreed by Contributor, Acquiror and the Operating Partnership, and as provided in the Partnership Agreement, as defined below or (ii) Shares. The Total Amount and the allocation thereof shall be set forth in the LP Unit/Share Schedule (as defined below). The LP Units will be redeemable, at no cost, for Shares, for cash, or a combination thereof, in accordance with the redemption procedures to be described in the Partnership Agreement. Contributor acknowledges that the LP Units will not be certificated and that, therefore, the issuance of the LP Units shall be evidenced by the execution and delivery of an amendment (the "AMENDMENT") to the Partnership Agreement, which amendment shall be executed and delivered by Acquiror at the Phase I Closing or the Phase II Closing, as the case may be. The Shares shall be certificated.

               2.3.2. For purposes of determining the number of Shares and LP Units (whether "preferred" or "common," or a combination of the two) to be delivered in satisfaction of payment of the Phase I Total Amount or the Phase II Total Amount, as the case may be, the Phase I Total Amount or the Phase II Total Amount, as the case may be, shall be divided by a "Unit/Share Price," which shall be $8.50 per LP Unit or Share.

               2.3.3. Contributor shall deliver to Acquiror, and shall cause its direct and indirect partners, shareholders and members, as the case may be ("INTEREST HOLDERS"), to deliver to Acquiror, or to any other party designated by Acquiror, a completed questionnaire and representation letter providing, among other things, information concerning Contributor's, each Interest Holder's, and each LP Unit Recipient's status as an accredited investor ("ACCREDITED INVESTOR"), as such term is defined in Regulation D promulgated under the Securities Act of 1933 (as amended, the "SECURITIES ACT"), as amended, and shall provide or cause to be provided to Acquiror, or to any other party designated by Acquiror, such other information and documentation as may reasonably be requested by Acquiror in furtherance of the issuance of the LP Units as contemplated hereby. Notwithstanding anything contained in this Agreement to the contrary, in the event that, in the reasonable opinion of Acquiror, based on advice of its securities counsel, (x) any such person or entity providing Investor Materials (as hereinafter defined) is not considered an Accredited Investor, (y) the proposed issuance of LP Units and/or Shares hereunder might not qualify for the exemption from the registration requirements of Section 5 of the Securities Act, or (z) the proposed issuance of LP Units and/or Shares hereunder would violate any applicable federal or state securities laws, rules or regulations, or agreements to which the Operating Partnership or Acquiror is or becomes privy, or any tax-related or other legal rules, agreements or constraints applicable to the Operating Partnership or Acquiror shall so advise Contributor, in writing (the "REGULATORY VIOLATION NOTICE"). In the event a Regulatory Violation Notice is delivered, this Agreement shall terminate, and no party shall have any further liability hereunder except (i) as otherwise expressly set forth in this Agreement and (ii) to the extent a breach of this Agreement gives rise to, or becomes the basis for, the Regulatory Violation Notice.

               2.3.4. Contributor and each LP Unit Recipient hereby covenants and agrees that it shall deliver and shall cause each of its Interest Holders to deliver to Acquiror, or to any other party designated by Acquiror, any documentation that may be required under the Partnership Agreement or any charter document of Acquiror, and such other information and documentation as may reasonably be requested by Acquiror, at such time as any LP Units are redeemed for Shares ("CONVERSION SHARES"). The provisions of this SECTION 2.3.4 shall survive the Phase I Closing or the Phase II Closing, as the case may be indefinitely and shall not merge into any of the conveyancing documents delivered at the Phase I Closing or the Phase II Closing, as the case may be.

               2.3.5. The parties acknowledge that Contributor intends to treat the assignment of the Phase I Contracts and Phase II Contracts in exchange for LP Units (the "EXCHANGE") as a tax-free partnership contribution pursuant to
Section 721 of the Internal Revenue Code of 1986, as amended (the "CODE"). Acquiror shall cooperate, and shall cause the Operating Partnership to cooperate, in all reasonable respects with Contributor to effectuate such Exchange. The provisions of this SECTION 2.3.5 shall survive the Phase I Closing and the Phase II Closing, indefinitely and shall not merge into any conveyancing documents delivered at the Phase I Closing or the Phase II Closing, as the case may be.

          2.4. CERTAIN INFORMATIONAL MATERIALS.  For purposes hereof, the term
               -------------------------------
"PARTNERSHIP AGREEMENT" shall mean the Operating Partnership's Limited Partnership Agreement to be entered into at or prior to the Phase I Closing, in form and substance mutually and reasonably satisfactory to Acquiror and Contributor. Contributor and the LP Unit Recipients hereby acknowledge and agree that the ownership of LP Units by them and their rights and obligations as limited partners of the Operating Partnership (including, without limitation, its right to transfer, encumber, pledge and exchange LP Units) shall be subject to all of the express limitations, terms, provisions and restrictions set forth in this Agreement and in the Partnership Agreement. In that regard, Contributor and each LP Unit Recipient hereby covenants and agrees that, at the Phase I Closing and the Phase II Closing, it shall execute any and all documentation reasonably required by Acquiror and the Operating Partnership to formally memorialize the foregoing (collectively, the "PARTNERSHIP AGREEMENT ADOPTION MATERIALS"). Contributor and each LP Unit Recipient acknowledges that it has received and reviewed, at the Contract Date (to the extent such materials exist as of the Contract Date) and prior to the Phase I Closing Date, the following:
(i) the Acquiror's Annual Report on Form 10-K SB for the year ended December 31, 1997 (the "10-K"); (ii) Acquiror's Notice of Annual Meeting of Shareholders and Proxy Statement in connection with Acquiror's 1998 Annual Meeting of Shareholders; (iii) documents filed with the United States Securities and Exchange Commission subsequent to the 10-K; and (iv) the Partnership Agreement. Contributor and each LP Unit Recipient acknowledges that, prior to the Phase I Closing Date, it: (x) has had an opportunity to conduct a due diligence review of the affairs of Acquiror; and (y) has been afforded the opportunity to ask questions of, and receive additional information from, Acquiror regarding Acquiror.

          2.5. LOCK-UP PERIOD.  Except as otherwise specifically provided below
               --------------
in this SECTION 2.5, Contributor and each LP Unit Recipient agrees that for two years following the Phase I Closing or the Phase II Closing, as the case may be (the "LOCK-UP PERIOD"), Contributor and each LP Unit Recipient may not, in any way or to any extent, redeem (pursuant to the Partnership Agreement or otherwise), sell, transfer or otherwise convey any or all of the LP Units or Shares delivered to Contributor or any LP Unit Recipient in connection with this transaction and, if applicable, any Conversion Shares. Except as otherwise specifically provided below in this SECTION 2.5, Contributor and each LP Unit Recipient agrees that for one year following the Phase I Closing or the Phase II Closing, as the case may be (the "CONVERSION LOCK-UP PERIOD"), Contributor and each LP Unit Recipient may not convert to Conversion Shares any or all of the LP Units or Shares delivered to Contributor or such LP Unit Recipient in connection with this transaction. Notwithstanding the preceding limitations: (i) during the Lock-Up Period, Contributor and each LP Unit Recipient may pledge, grant a security interest in, or otherwise encumber the Shares or the LP Units in accordance with the terms of the Partnership Agreement and Acquiror shall take, and shall cause the Operating Partnership to take, all reasonable actions required to accommodate such pledge, grant of security interest or encumbrance, but at no out-of-pocket expense to Acquiror; (ii) during the Lock-Up Period, Contributor may transfer the LP units or the Shares to its members, provided that such members remain subject to the transfer restrictions contained herein. The provisions of this SECTION 2.5 shall survive the Phase I Closing and the Phase II Closing for the duration of the Lockup Period and shall not merge into any of the conveyancing documents delivered at either the Phase I Closing or the Phase II Closing, as the case may be.

          2.6. TRANSFER REQUIREMENTS. Contributor may only sell, transfer,
               ---------------------
assign, pledge or encumber, or otherwise convey any or all of the Shares or the LP Units delivered to Contributor and, if applicable, any Conversion Shares, in strict compliance with this Agreement, the Partnership Agreement, the charter documents of Acquiror, the registration and other provisions of the Securities Act (and the rules promulgated thereunder), any state securities laws, the rules of the National Association of Securities Dealers Automated Quotation System ("NASDAQ") and the Registration Rights Agreement (as defined below), in each case as may be applicable. The provisions of this SECTION 2.6 shall survive the Phase I Closing and the Phase II Closing, indefinitely and shall not merge into any of the conveyancing documents delivered at the Phase I Closing or the Phase II Closing, as the case may be.

          2.7. VOLUME RESTRICTION.  From and after the expiration of the Lock-Up
               ------------------
Period, the aggregate amount of Shares that the Contributor may sell (i) during any 10-trading day period shall not exceed 20% of the average of the daily trading volume of the Shares (as reported in The Wall Street Journal, Midwest Edition) for the 30 trading days immediately preceding the date on which the first sale of Shares during any such 10-day period occurs and (ii) during any calendar year shall not exceed one-third of the aggregate of the Shares and the Conversion Shares issuable upon redemption of the aggregate amount of LP Units issued to such Contributor at Closing or the Phase II Closing, as the case may be. The provisions of this SECTION 2.7 shall survive the Phase I Closing and the Phase II Closing, indefinitely and shall not merge into any of the conveyancing documents delivered at the Phase I Closing or the Phase II Closing, as the case may be.

          2.8. REGISTRATION RIGHTS.  At the Phase I Closing and the Phase II
               -------------------
Closing, as the case may be, Acquiror shall enter into a registration rights agreement (each, the "REGISTRATION RIGHTS AGREEMENT"), granting Contributor the right to cause Acquiror to register the Conversion Shares pursuant to Section 6 of the Securities Act, in form and substance reasonably acceptable to Acquiror and Contributor.

     3.   CLOSING.
          -------

          3.1. PHASE I CLOSING.  The contribution of the Phase I Contracts and
               ---------------
delivery of LP Units and Shares contemplated in connection therewith shall be consummated at a closing (the "PHASE I CLOSING") to take place at the offices of Barack Ferrazzano Kirschbaum Perlman & Nagelberg, 333 West Wacker Drive, Suite 2700, Chicago, Illinois 60606. The Closing shall occur on the date (the "PHASE I CLOSING DATE"): (i) that is five days after satisfaction of all Acquiror's Conditions Precedent and all Contributor's Conditions Precedent for the Phase I Closing, at 9:30 a.m. Chicago time, or (ii) at such earlier time and at such other place as the parties may mutually and reasonably agree upon in writing, but (iii) no later than December 31, 1998. The Phase I Closing shall be effective as of 12:01 a.m. Chicago time on the Phase I Closing Date. If all of Acquiror's Conditions Precedent for the contribution of a portion of the Phase I Contracts (the "INITIAL CONTRACTS") are satisfied before those for the remainder of the Phase I Contracts, the Initial Contracts shall be deemed to be "Phase I Contracts" and the remainder of the Phase I Contracts shall be deemed to be "Phase II Contracts."

          3.2. PHASE II CLOSING.  The contribution of the Phase II Contracts and
               ----------------
delivery of LP Units and Shares contemplated in connection therewith shall be consummated at a closing (the "PHASE II CLOSING") to take place at the offices of Barack Ferrazzano Kirschbaum Perlman & Nagelberg, 333 West Wacker Drive, Suite 2700, Chicago, Illinois 60606. The Closing shall occur on the date (the "PHASE II CLOSING DATE"): (i) that is five days after satisfaction of all Acquiror's Conditions Precedent and all Contributor's Conditions Precedent for the Phase II Closing, at 9:30 a.m. Chicago time or, (ii) at such earlier time and at such other place as the parties may mutually and reasonably agree upon in writing. The Phase II Closing shall be effective as of 12:01 a.m. Chicago time on the Phase II Closing Date.

          3.3. TERMINATION. If the Phase I Closing has not occurred by December
               -----------
31, 1998, each of Acquiror and Contributor may terminate this Agreement by written notice to the other, and no party shall have any further liability to any other party under this Agreement, except that all parties hereto shall remain liable under SECTION 17 for any breach of their representations, warranties or covenants under this Agreement prior to such termination.

     4.   CONTRIBUTOR'S DELIVERIES. To the extent in Contributor's possession,
          ------------------------
Contributor shall make available to Acquiror, from and after the Contract Date, at reasonable times and upon reasonable notice, all documents, contracts, books and records and other information, including without limitation, environmental and engineering reports (collectively, "CONTRIBUTOR'S DELIVERIES"), pertinent to the transaction that is the subject of this Agreement, including, but not limited to, the documents and other written materials actually delivered to

Contributor pursuant to the requirements of the Phase I Contracts or the Phase II Contracts, as the case may be.

  5. REPRESENTATIONS AND WARRANTIES.
     ------------------------------

     5.1. CONTRIBUTOR. Contributor represents and warrants to Acquiror that
          -----------
the following matters are true as of the Contract Date and shall be true as of the Phase I Closing Date or the Phase II Closing Date, as the case may be:

          5.1.1.  PROJECTS.
                  --------

          5.1.1.1.   DESCRIPTIVE INFORMATION.  To Contributor's knowledge, the
                     -----------------------
descriptive information concerning the Projects set forth in SECTION 1 and in all exhibits referred to in SECTION 1 is complete, accurate, true and correct, in all material respects.

          5.1.1.2.   TITLE.  To Contributor's knowledge, the contract vendors
                     -----
(collectively, the "VENDORS") under the Phase I Contracts and the Phase II Contracts are the legal fee simple titleholders of the Projects and, other than with respect to exceptions permitted under the Phase I Contracts or the Phase II Contracts, as the case may be, have or will at the Phase I Closing or the Phase II Closing, as the case may be, have, good, marketable and insurable title to the Projects, free and clear of all mortgages and security interests, leases, agreements and tenancies (other than the Leases), licenses, claims, options, options to purchase, liens, covenants, conditions, restrictions, rights-of-way, easements, judgments and other matters affecting title to the Projects.

          5.1.1.3.   CONTRIBUTOR'S DELIVERIES.  To Contributor's knowledge, all
                     ------------------------
of Contributor's Deliveries and all other items delivered by Contributor pursuant to this Agreement are true, accurate, correct and complete in all material respects, and fairly present the information set forth in a manner that is not materially misleading. To Contributor's knowledge, the copies of all documents and other agreements delivered or furnished and made available by Contributor to Acquiror pursuant to this Agreement include all of and the only Leases and other written agreements relating to or affecting the ownership and operation of the Projects, there being no "side" or other written agreements in force or effect, to which the Projects are subject.

          5.1.1.4.   DEFAULTS.  To Contributor's knowledge, the Vendors are not
                     --------
in default under any of the documents, recorded or unrecorded, referred to in the title commitments with respect to the Projects delivered as part of Contributor's Deliveries, nor does Contributor have any knowledge of the delivery to such Vendors of any written notice alleging the existence of any such default. To Contributor's knowledge, no Vendor is in default under any of the contracts (the "CONTRACTS") or the governmental approvals (the "GOVERNMENTAL APPROVALS") that are included among the Contributor's Deliveries, nor does Contributor have any knowledge of any written notice alleging the existence of any such default.

          5.1.1.5.   CONTRACTS.  To Contributor's knowledge, there are no
                     ---------
contracts of any kind relating to the management, leasing, operation, maintenance or repair of any Project, except as specifically identified in, or in writing delivered to Contributor pursuant to the express terms of, the Phase I Contracts or the Phase II Contracts, as the case may be. To Contributor's knowledge, the Vendors have performed all material obligations required to be performed by them under all, and are not in default under any, of those Contracts to which reference is made in the preceding sentence. Except as specifically disclosed in, or in writing delivered to Contributor pursuant to the express terms of, the Phase I Contracts or the Phase II Contracts, as the case may be, to Contributor's knowledge, all the Contracts may, by the express terms thereof (i) be assigned to Acquiror, by notice to such effect to the appropriate contract party, without penalty or other payment by the Vendor or Acquiror and (ii) be terminated without penalty or other payment by the Vendor (or its assignee, including Acquiror, or successor) upon no more than 30 days' prior notice.

          5.1.1.6.   PHYSICAL CONDITION.  To Contributor's knowledge, based on
                     ------------------
all (if any) written reports and documents delivered to Contributor by the Vendors, there is no existing patent or latent structural or other physical defect or deficiency in the condition of any of the Projects, or any component or portion thereof, that would or could impair or impose costs upon the use, occupancy or operation of such Project, and that has not been fully corrected. To Contributor's knowledge, based on all (if any) written reports and documents delivered to Contributor by the Vendors, there is no defect or deficiency in the Improvements, the structural elements thereof, the mechanical systems (including, without limitation, all HVAC System, plumbing, electrical, elevator, security, utility and sprinkler systems) therein, or the roof of any Building, nor has Contributor knowledge of the delivery to the Vendors of any written notice from any Tenant or any other party alleging the existence of any such defect or deficiency.

          5.1.1.7.   IMPROVEMENTS.  To Contributor's knowledge, the Improvements
                     ------------
were completed and installed in accordance with all (if any) plans and specifications that are Contributor's Deliveries, which were approved by all Governmental Authorities having jurisdiction thereover, and do not violate any governmental laws, ordinances, rules or regulations.

          5.1.1.8.   EMPLOYEES.  To Contributor's knowledge, (i) none of the
                     ---------
Vendors' employees at the Projects is employed pursuant to a written agreement, and all employees may be terminated at will. To Contributor's knowledge, (ii) none of the Vendors' employees at the Projects is a union employee, (iii) no Vendor nor any affiliate thereof is a party to, nor are the Projects subject to, any collective bargaining or other agreement or understanding with any labor union, and (iv) no Vendor nor any affiliate thereof is privy to or involved in any labor or union controversy or other interaction of any kind.

          5.1.1.9.   COMPLIANCE WITH LAWS AND CODES.  Contributor has no
                     ------------------------------
knowledge of the delivery to the Vendors of any written notice alleging that the Projects, and the use and operation of any or all of them, are (or the use and operation of any component, portion or area of any Project is) not in full compliance with all applicable municipal and other governmental laws, ordinances, regulations, codes, licenses, permits and authorizations, nor does Contributor have any knowledge of the delivery to the Vendors of any written notice from any Governmental Authority (as defined below), alleging that there are not presently and validly in effect all licenses, permits and other authorizations necessary (including, without limitation, certificates of occupancy) for the use, occupancy and operation of the Projects as they are presently being operated, whether required of the Vendor or any Tenant. Without limiting the foregoing, Contributor has no knowledge of the delivery to the Vendors of any written notice alleging that the Projects do not fully comply with all applicable requirements of the Americans With Disabilities Act of 1990 (42 U.S.C.A. (S)12101 et seq.). To Contributor's knowledge, the Projects are zoned by the municipality in which they are located so as to permit the uses and structures thereon, in a manner that accommodates and is fully compatible with the Building and Improvements as they presently exist. To Contributor's knowledge, except as specifically disclosed in, or in writing delivered to Contributor pursuant to the express requirements of, the Phase I Contracts or the Phase II Contracts, as the case may be, no Project constitutes a non-conforming use or non-conforming structure under applicable present zoning laws. To Contributor's knowledge, except as specifically disclosed in, or in writing delivered to Contributor pursuant to the express requirements of, the Phase I Contracts or the Phase II Contracts, as the case may be, no zoning, subdivision, environmental, Hazardous Material (as defined below), building code, health, fire, safety or other law, order or regulation is, or on the Phase I Closing or the Phase II Closing, as the case may be, will be, violated by the continued maintenance, operation or use of any Improvements or parking areas in the Projects, and Contributor has no knowledge of the delivery to the Vendors of any written notice of any such violation from any Governmental Authority having jurisdiction over the Projects. To Contributor's knowledge, except as specifically disclosed in, or in writing delivered to Contributor pursuant to the express requirements of, the Phase I Contracts or the Phase II Contracts, as the case may be, all driveway entrances and exits to each Project are permanent, and no special access or other permits are required to maintain same. To Contributor's knowledge, except as specifically disclosed in, or in writing delivered to Contributor pursuant to the express requirements of, the Phase I Contracts or the Phase II Contracts, as the case may be, all existing streets and other improvements, including water lines, sewer lines, sidewalks, curbing and streets at each Project have been paid for and either enter such Project through adjoining public streets; or, if any or all of such items enter through private lands, do so in accordance with valid, irrevocable easements running with the ownership of such Project.

          5.1.1.10.  LITIGATION. To Contributor's knowledge, except as
                     ----------
specifically disclosed in, or in writing delivered to Contributor pursuant to the express requirements of, the Phase I Contracts or the Phase II Contracts, as the case may be, there are no pending or threatened judicial, municipal or administrative proceedings affecting any Project or in which a Vendor is a party or will be a party by reason of Vendor's being a party to any Phase I Contract or Phase II Contract, as the case may be, including, without limitation, proceedings for or involving collections, condemnation, eminent domain, alleged building code or environmental or zoning violations, or personal injuries or property damage alleged to have occurred on any Project or by reason of the condition, use of, or operations on, such Project. To Contributor's knowledge, except as specifically disclosed in, or in writing delivered to

Contributor pursuant to the express requirements of, the Phase I Contracts or the Phase II Contracts, as the case may be, no attachments, execution proceedings, assignments for the benefit of creditors, insolvency, bankruptcy, reorganization or other proceedings are pending or threatened against the Vendors.

          5.1.1.11.  INSURANCE.  To Contributor's knowledge, based on the
                     ---------
documentation delivered by the Vendors pursuant to the express requirements of the Phase I Contracts or the Phase II Contracts, as the case may be, the Vendors now have in force commercially reasonable levels of property, liability and business interruption insurance relating to the Projects. Contributor has no knowledge of the delivery to the Vendors of any written notice from any insurance carrier concerning, nor does Contributor have any knowledge of, any defects or inadequacies in the Projects that, if not corrected, would result in termination of insurance coverage or increase in the normal and customary cost thereof.

          5.1.1.12.  FINANCIAL INFORMATION.  To Contributor's knowledge, all
                     ---------------------
income, expense and operating statements ("OPERATING STATEMENTS") delivered to Contributor by the Vendors, and by Contributor to Acquiror, as part of Contributor's Deliveries, and all other books and records delivered to Contributor by the Vendors, and by Contributor to Acquiror, as part of Contributor's Deliveries (the "RECORDS"), are complete, accurate, true and correct, in all material respects; have been compiled in accordance with generally accepted accounting principles; and accurately set forth the results of the operation of the Projects for the periods covered. To Contributor's knowledge, there has been no material adverse change in the financial condition or operation of the Projects since the period covered by the Operating Statements.

          5.1.1.13.  RE-ZONING. Contributor has no knowledge of the delivery to
                     ---------
the Vendors of any written notice of any pending or threatened proceeding for the rezoning of any Project or any portion thereof, or for the taking of any other action by governmental authorities that would have an adverse or material impact on the value of any Project or use thereof.

          5.1.1.14.  PERSONAL PROPERTY. To Contributor's knowledge, the Personal
                     -----------------
Property is all of the personal property owned by the Vendors and used in (or necessary for) the operation of the Projects and all such Personal Property is in good and operable condition and repair, and free of material defects.

          5.1.1.15.  REAL ESTATE TAXES. Contributor's Deliveries include all (if
                     -----------------
any) copies of the most recent real estate "TAX BILL(S)" for (and the only real estate tax bills applicable to) the Projects and delivered to Contributor by the Vendors. Except as specifically set forth in, or disclosed in writing delivered to Contributor pursuant to the express requirements of, the Phase I Contracts or the Phase II Contracts, as the case may be, Contributor has no knowledge of any proposed increase in the assessed valuation or rate of taxation of any or all of the Projects from that reflected in the most recent Tax Bills. Except as specifically set forth in, or disclosed in writing delivered to Contributor pursuant to the express requirements of, the Phase I Contracts or the Phase II Contracts, as the case may be, to

Contributor's knowledge, there is not now pending, and Contributor agrees that it will not, without the prior written consent of Acquiror, permit the Vendors to institute, prior to the Phase I Closing or the Phase II Closing, as the case may be, any proceeding or application for a reduction in the real estate tax assessment of any of the Projects or any other relief for any tax year (subject to the requirements of the Phase I Contracts or the Phase II Contracts, as the case may be, that the Vendors seek Contributor's consent for such purpose). Except as specifically set forth in, or disclosed in writing delivered to Contributor pursuant to the express requirements of, the Phase I Contracts or the Phase II Contracts, as the case may be, to Contributor's knowledge, there are no outstanding agreements with attorneys or consultants with respect to the Tax Bills that will be binding on Acquiror or the Operating Partnership or any of the Projects after the Phase I Closing or the Phase II Closing, as the case may be. Except as specifically set forth in, or disclosed in writing delivered to Contributor pursuant to the express requirements of, the Phase I Contracts or the Phase II Contracts, as the case may be, to Contributor's knowledge, other than the amounts disclosed by the Tax Bills, no other real estate taxes have been, or will be, assessed against the Projects, or any portion thereof, in respect of the year 1998 or any prior year, and no special assessments of any kind (special, bond or otherwise) are or have been levied against the Projects, or any portion thereof, that are outstanding or unpaid. To Contributor's knowledge, each Vendor has paid all real estate taxes presently due and owing with respect to the Projects.

          5.1.1.16.  UNITED STATES PERSON.  Contributor is a "United States
                     --------------------
Person" within the meaning of Section 1445(f)(3) of the Code, as amended, and, if required, shall execute and deliver an "Entity Transferor" certification at the Phase I Closing and the Phase II Closing.

          5.1.1.17.  EXISTING MORTGAGES. Contributor shall seek from each Vendor
                     ------------------
and deliver to Acquiror, as soon as is reasonably possible under the circumstances, a true, correct and complete schedule of those mortgage(s) or trust deed(s) ("EXISTING MORTGAGES") presently encumbering the Projects or any portion thereof (the "SECTION 5.1.1.17 SCHEDULE"). To Contributor's knowledge, each Vendor has complied with the terms of, and all notices or correspondence received from the holder of, the promissory notes evidencing the loans (the "EXISTING LOANS") secured by the Existing Mortgages (the "EXISTING NOTES"), the Existing Mortgages, and all other documents securing the Existing Notes (collectively, with the Existing Loans and the Existing Notes, the "EXISTING LOAN DOCUMENTS"). To Contributor's knowledge, each Vendor has paid, on a timely basis, all sums due under the Existing Notes, Existing Mortgages and Existing Loan Documents, when and as due. To Contributor's knowledge, the Existing Notes and Existing Mortgages are in full force and effect, and Contributor has no knowledge of the delivery to the Vendors of any written notice alleging that any Vendor is in default thereunder.

          5.1.1.18.  COMDEMNATION. Contributor has no knowledge of any pending
                     ------------
or contemplated condemnation or other governmental taking proceedings affecting all or any part of any or all of the Projects.

          5.1.2.  PHASE I CONTRACTS.
                  -----------------

          5.1.2.1.   DESCRIPTIVE INFORMATION.  The descriptive information
                     -----------------------
concerning the Phase I Contracts or the Phase II Contracts, as the case may be, set forth in SECTION 1 and in all exhibits referred to in SECTION 1 is complete, accurate, true and correct, in all material respects. Contributor has delivered to Acquiror (or will deliver to Acquiror, promptly upon the execution thereof) true, accurate and complete copies of the Phase I Contracts or the Phase II Contracts, as the case may be.

          5.1.2.2.   DEFAULTS UNDER PHASE I CONTRACTS AND PHASE II CONTRACTS.
                     -------------------------------------------------------
Contributor has not received any written notice alleging that it is in default under any of the Phase I Contracts or the Phase II Contracts, as the case may be, nor, to Contributor's knowledge, has any such default occurred. To Contributor's knowledge, no Vendor under any Phase I Contract or Phase II Contract, as the case may be, is in default thereunder. Contributor has no knowledge of any facts which, with the passage of time or the giving of notice, or both, would result in either Contributor or any other party under any of the Phase I Contracts or the Phase II Contracts, as the case may be, being in default thereunder. To Contributor's knowledge, no party under any of the Phase I Contracts or the Phase II Contracts, as the case may be, has waived a default thereunder by any other party.

          5.1.2.3.   AGREEMENTS RELATING TO PHASE I CONTRACTS AND PHASE II
                     -----------------------------------------------------
CONTRACTS. There are no written agreements between Contributor and the other
---------
parties to the Phase I Contracts or the Phase II Contracts, as the case may be, other than the Phase I Contracts or the Phase II Contracts, as the case may be.

          5.1.2.4.   LIABILITIES UNDER PHASE I CONTRACTS AND PHASE II CONTRACTS.
                     ----------------------------------------------------------
Except for earnest money deposits by Contributor described in the Phase I Contracts or the Phase II Contracts, as the case may be, no amounts required to be paid under the Phase I Contracts or the Phase II Contracts, as the case may be, have been prepaid by any party under the Phase I Contracts or the Phase II Contracts, as the case may be. Contributor has no liability under the Phase I Contracts or the Phase II Contracts, as the case may be, except as expressly and specifically set forth therein.

          5.1.2.5.   ASSIGNABILITY OF PHASE I CONTRACTS AND PHASE II CONTRACTS.
                     ---------------------------------------------------------
All of the Phase I Contracts or the Phase II Contracts, as the case may be, are assignable to Acquiror in accordance with their respective terms, without consent of the Vendor.

          5.1.2.6.   CONTRIBUTOR'S INTEREST IN PHASE I CONTRACTS AND PHASE II
                     --------------------------------------------------------
CONTRACTS. Contributor's interest in the Phase I Contracts or the Phase II
---------
Contracts, as the case may be, is not subject to any liens, security interests or other encumbrances, nor has Contributor assigned any part of its interest thereunder.

          5.1.2.7.   LITIGATION.  There are no pending or (to Contributor's
                     ----------
knowledge) threatened judicial, municipal or administrative proceedings affecting any Phase I Contract or Phase II Contract, as the case may be, or in which Contributor is, or will be, a party by reason of Contributor's being a party to any Phase I Contract or Phase II Contract, as the case may be. In the event any proceeding of the character described in this SECTION 5.1.2.7 is initiated or threatened against Contributor prior to Phase I Closing or the Phase II Closing, as the case may be, such occurrence shall constitute a default by Contributor hereunder, and Contributor shall promptly advise Acquiror thereof in writing.

          5.1.3.     AUTHORITY.  The execution, delivery and performance of this
                     ---------
Agreement by Contributor has been duly authorized by Contributor and this Agreement is binding on Contributor and enforceable against it in accordance with its terms. No consent of any creditor, investor, partner, shareholder, tenant-in-common, judicial or administrative body, Governmental Authority, or other governmental body or agency, or other party to such execution, delivery and performance by Contributor is required. Neither the execution of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in a breach of, default under, or acceleration of, any agreement to which Contributor is a party or by which Contributor, the Projects (to Contributor's knowledge) or the Phase I Contracts or the Phase II Contracts, as the case may be, are bound; or (ii) violate any restriction, court order, agreement or other legal obligation to which any one or more of Contributor, and any of the Projects (to Contributor's knowledge) or the Phase I Contracts or the Phase II Contracts, as the case may be, are subject.

          5.1.4.     INVESTMENT REPRESENTATION. Contributor represents that its
                     -------------------------
LP Units and Shares are being acquired by it with the present intention of holding such LP Units and Shares for purposes of investment, and not with a view towards sale or any other distribution. Contributor recognizes that it may be required to bear the economic risk of an investment in the LP Units and Shares for an indefinite period of time. Contributor is an Accredited Investor. Contributor has such knowledge and experience in financial and business matters so as to be fully capable of evaluating the merits and risks of an investment in the LP Units and Shares. Contributor has been furnished with the informational materials described in SECTION 2.4 (collectively, the "INFORMATIONAL MATERIALS"), and has read and reviewed the Informational Materials and understands the contents thereof. Contributor has been afforded the opportunity to ask questions of those persons they consider appropriate and to obtain any additional information they desire in respect of the LP Units and Shares and the business, operations, conditions (financial and otherwise) and current prospects of Acquiror and the Operating Partnership. Contributor has consulted their own financial, legal and tax advisors with respect to the economic, legal and tax consequences of delivery of the LP Units and Shares and has not relied on the Informational Materials, Acquiror, the Operating Partnership or any of their officers, trustees, affiliates or professional advisors for such advice as to such consequences. Contributor is domiciled in the State of Minnesota.

          5.1.5.     INTERESTS.  No member of Contributor (or any member or
                     ---------
partner of a member of Contributor) has pledged or otherwise encumbered its respective interest in Contributor.

     5.2. ACQUIROR. Acquiror represents and warrants to Contributor that the
          --------
following matters are true as of the Contract Date and shall be true as of the Phase I Closing Date and the Phase II Closing Date, as applicable:

          5.2.1.    TAX STATUS. The Operating Partnership has been formed to be
                    ----------
classified as a partnership or a publicly traded partnership taxable as a partnership for federal income tax purposes and not an association taxable as a corporation or a publicly traded partnership taxable as a corporation. Acquiror is a real estate investment trust under Sections 856 through 860 of the Code and is in compliance with all of the requirements therefor under such sections of the Code, and the transactions contemplated hereby, including the formation of the Operating Partnership, shall not affect the status of the Acquiror as a real estate investment trust under the Code.

          5.2.2.    ACQUIROR AUTHORITY. Acquiror's execution and delivery of
                    ------------------
this Agreement and the consummation of the transaction described herein will have been duly authorized by all appropriate actions and proceedings. Acquiror is a real estate investment trust duly authorized and validly existing, and in good standing, under Maryland law, and the person(s) signing this Agreement on behalf of Acquiror has the power and authority to enter into and perform this Agreement in accordance with its terms; and at the Phase I Closing or the Phase II Closing, as the case may be. No consents of third parties are required in connection with Acquiror's execution, delivery and performance of this Agreement, other than the consent of at least 51% of Acquiror's shareholders.

          5.2.3.    EXISTING PROPERTIES. Acquiror is the 100% shareholder in two
                    -------------------
Qualified REIT Subsidiaries (each, a "QRS") which own in fee simple the properties (the "EXISTING PROPERTIES") identified as "Existing Properties" on EXHIBIT A. The Existing Properties, including operating statements and information about any financing relating thereto, are fully and accurately described in Acquiror's 10-K.

          5.2.4.    QUALIFICATION.  Acquiror is qualified to do business in all
                    -------------
states in which it is required to be so qualified in order to own and manage the Existing Properties and the Projects.

          5.2.5.    INFORMATIONAL MATERIALS. The Informational Materials
                    -----------------------
completely and accurately describe the business, operations and other material facts about of Acquiror.

          5.2.6.    NO MATERIAL ADVERSE CHANGE. Since March 31, 1998, no change
                    --------------------------
has occurred that would have a material adverse effect on either Acquiror or the Existing Properties or that would have the effect of materially diluting the value of the Shares.

          5.2.7.    TERMINATION OF EXISTING FEE AGREEMENTS. As of the Phase I
                    --------------------------------------
Closing, Acquiror shall have no obligation to pay advisory or other brokerage fees to WMC Realty, Inc. ("WRI"), Wellington Management Corporation ("WMC") or any other party; shall have terminated any agreement containing any such obligation; and shall have paid no fee or incurred no liability in connection with the termination of any such agreements prior to the

Phase I Closing, except as permitted by that certain Contribution Agreement (the "WMC CONTRIBUTION AGREEMENT") between WMC and the Operating Partnership of even date herewith.

The representations and warranties made in this Agreement by Contributor and Acquiror shall be deemed remade by Contributor or Acquiror, as the case may be, as of the Phase I Closing or the Phase II Closing, as the case may be, with the same force and effect as if, in fact, specifically remade at that time. Except for the representations and warranties made by Contributor that are contained in
SECTION 7.2, which shall survive the Phase I Closing or the Phase II Closing, as the case may be, for a period of two years, all representations and warranties made in this Agreement by Contributor or Acquiror shall survive the Phase I Closing or the Phase II Closing, as the case may be, for a period of one year. As used in this Agreement with respect to any representation or warranty, the "knowledge" of Contributor refers to the actual knowledge of each and all of Duane Lund, Paul Lambert and Steve Hoyt, without any duty of inquiry or investigation.

    6.  PRE-CLOSING COVENANTS.
        ---------------------

        6.1.   CONTRIBUTOR.
               -----------

               6.1.1.  PROJECTS.
                       --------

               6.1.1.1.  NEW LEASES.  To the extent Contributor's consent is
                         ----------
required pursuant to any Phase I Contract or Phase II Contract, as the case may be, prior to the Phase I Closing or the Phase II Closing, as the case may be, Contributor shall not consent to any Vendor amending any Lease in any economic or other material respect or executing any new lease, license, or other agreement affecting the ownership or operation of all or any portion of the Projects or for personal property, equipment, or vehicles, without Acquiror's prior written approval (which approval shall automatically be deemed given if not disapproved, in writing, within 5 business days following Contributor's written request for approval or such lesser time period as Contributor may have for such approval under the applicable Phase I Contract or Phase II Contract, as the case may be).

               6.1.1.2.  NEW CONTRACTS.  To the extent Contributor's consent is
                         -------------
required pursuant to any Phase I Contract or Phase II Contract, as the case may be, prior to the Phase I Closing or the Phase II Closing, as the case may be, Contributor shall not consent to any Vendor entering into any contract with respect to the ownership and operation of all or any portion of any or all of the Projects that will survive the Phase I Closing or the Phase II Closing, as the case may be, or that would otherwise affect the use, operation or enjoyment of any or all of the Projects, without Acquiror's prior written approval (which approval shall automatically be deemed given if not disapproved, in writing, within 5 business days following Contributor's written request for approval or such lesser time period as Contributor may have for such approval under the applicable Phase I Contract or Phase II Contract, as the case may be), except for service contracts entered into in the ordinary course of business that are terminable, without penalty, on not more than 60 days' notice, for which no consent shall be required.

               6.1.1.3.  OPERATION OF PROJECTS.  To the extent Contributor's
                         ---------------------
consent is required pursuant to any Phase I Contract or Phase II Contract, as the case may be, prior to the Phase I Closing or the Phase II Closing, as the case may be, Contributor shall not consent to any Vendor (a) operating or managing the Projects in any manner other than that which is in effect on the Contract Date; (b) failing to maintain present services (including, but not limited to, pest control); (c) failing to maintain the Projects as they were maintained on the Contract Date; (d) not keeping on hand sufficient materials, supplies, equipment and other Personal Property for the efficient operation and management of the Projects in the same manner as exists on the Contract Date; or
(e) not performing, prior to delinquency, all of such Vendor's obligations under the Leases, Contracts, Governmental Approvals and other agreements relating to the Projects or in any way not in accordance with applicable laws, ordinances, rules and regulations affecting the Projects.

               6.1.2.    PHASE I CONTRACTS. Unless otherwise consented to by
                         -----------------
Acquiror in writing (with such consent not to be unreasonably withheld):

               6.1.2.1.  KEEP IN EFFECT. After the Contract Date and prior to
                         ----------
the Phase I Closing or the Phase II Closing, as the case may be, Contributor shall comply with its obligations under the Phase I Contracts and shall not terminate any of the Phase I Contracts or the Phase II Contracts, as the case may be.

               6.1.2.2.  NO MODIFICATION. After the Contract Date and prior to
                         ---------------
The Phase I Closing or the Phase II Closing, as the case may be, Contributor shall not modify, amend or grant any waivers or consents pursuant to the Phase I Contracts or the Phase II Contracts, as the case may be.

               6.1.2.3.  PRE-CLOSING EXPENSES.  Contributor has paid or will
                         --------------------
pay in full, prior to the Phase I Closing or the Phase II Closing, as the case may be, all amounts due to the Contract Vendors under the Phase I Contracts or the Phase II Contracts, as the case may be, relating to the period prior to the Phase I Closing or the Phase II Closing, as the case may be.

               6.1.2.4.  NO ASSIGNMENT.  After the Contract Date and prior to
                         -------------
the Phase I Closing or the Phase II Closing, as the case may be, Contributor shall not assign, alienate, lien, encumber or otherwise transfer all or any part of any or all of the Phase I Contracts or the Phase II Contracts, as the case may be, or any interest in any or all of them.

               6.1.2.5.  INTERIM ACTIONS. After the Contract Date and prior to
                         ---------------
the Phase I Closing or the Phase II Closing, as the case may be, Contributor shall deliver to Acquiror copies of all written notices and other written material received by Contributor pursuant to the terms of the Phase I Contracts or the Phase II Contracts, as the case may be. After the Contract Date and prior to the Phase I Closing or the Phase II Closing, as the case may be, all of the Contributors and Acquiror shall reasonably cooperate in determining the substance of all written communications between Contributor and the other parties under any Phase I Contract or any Phase II Contract, as the case may be, including, without limitation, making title objections, deleting from the transaction any properties that are the subject of such of any such Phase I Contract or Phase II Contract, as the case may be, or terminating any Phase I Contracts or Phase II Contracts, as the case may be. Acquiror shall be deemed to have waived any default by Contributor under any representation, warranty or covenant made in this Agreement if and to the extent that such default results from any joint action by Acquiror and Contributor pursuant to this SECTION 6.1.2.5.

               6.1.3.    CHANGE IN CONDITIONS.  Contributor shall promptly
                         --------------------
notify Acquiror of any change in any condition with respect to any or all of the Projects, Phase I Contracts or Phase II Contracts, as the case may be, or of the occurrence of any event or circumstance that makes any representation or warranty of Contributor to Acquiror under this Agreement untrue or misleading in any material respect, or any covenant of Acquiror under this Agreement incapable or less likely of being performed in any material respect, it being understood that Contributor's obligation to provide notice to Acquiror under this SECTION
6.1.3 shall in no way relieve Contributor of any liability for a breach by Contributor of any of its representations, warranties or covenants under this Agreement.

               6.1.4.    PREDICATES TO CLOSING DELIVERIES. Contributor shall
                         --------------------------------
take all actions reasonably necessary to allow Contributor to make its closing deliveries pursuant to SECTION 10.1.

          6.2. ACQUIROR.
               --------

               6.2.1.    EXISTING PROPERTIES. After the Contract Date and prior
                         -------------------
to the Phase I Closing or the Phase II Closing, as the case may be, Acquiror shall not cause or permit a QRS to sell, encumber or otherwise dispose of the Existing Properties. Acquiror shall cause each QRS to operate the Existing Properties in a manner consistent with such operations on the Contract Date.

               6.2.2.    ACQUISITION OF PROPERTIES BY ACQUIROR. Acquiror shall
                         -------------------------------------
not acquire, or enter into any contract or other agreement to acquire, any material real property without the advance written consent of Contributor, which consent shall not be unreasonably withheld or delayed. In connection with any such acquisition for which Contributor grants such consent, Acquiror shall enter into a consent agreement with Contributor pursuant to which Contributor grants such consent and Acquiror makes all of those representations, warranties and covenants with respect to the property being acquired as Contributor makes hereunder with respect to the Projects, the Phase I Contracts and the Phase II Contracts, as the case may be.

               6.2.3.    CHANGE IN CONDITIONS.  Acquiror shall promptly notify
                         --------------------
Contributor of any change in any condition with respect to any or all of the Existing Properties or of the occurrence of any event or circumstance that makes any representation or warranty of Acquiror to Contributor under this Agreement untrue or misleading, or any covenant of Acquiror or the Operating Partnership under this Agreement incapable or less likely of being performed, it being understood that Acquiror's and the Operating Partnership's obligation to provide notice to Contributor under this SECTION 6.2.2 shall in no way relieve Acquiror or the

Operating Partnership of any liability for a breach by Contributor of any of its representations, warranties or covenants under this Agreement.

               6.2.4.    INFORMATIONAL MATERIALS.  Acquiror shall provide
                         -----------------------
Contributor with copies of the Informational Materials at least five business days prior to the Phase I Closing.

               6.2.5.    EXCLUSIVITY. Prior to any termination of this
                         -----------
Agreement, Acquiror shall not, without the written consent of AREE, solicit, entertain or accept any formal or informal offers from any other entities to merge or to consummate any other transaction involving all or substantially all of the shares or assets of Acquiror any of the QRSs.

               6.2.6.    PREDICATES TO CLOSING DELIVERIES. Acquiror shall take
                         --------------------------------
all actions reasonably necessary to allow Contributor to make its closing deliveries pursuant to SECTION 10.2.

    7.  ENVIRONMENTAL WARRANTIES AND AGREEMENTS.
        ---------------------------------------

        7.1.   DEFINITIONS. Unless the context otherwise requires:
               -----------

               7.1.1. "ENVIRONMENTAL LAW" or "ENVIRONMENTAL LAWS" shall mean all applicable past, present or future federal, state and local statutes, regulations, directives, ordinances, rules, court orders, decrees, arbitration awards and the common law, which pertain to environmental matters, contamination of any type whatsoever or health and safety matters, as such have been amended, modified or supplemented from time to time (including all present and future amendments thereto and re-authorizations thereof). Environmental Laws include, without limitation, those relating to: (a) the manufacture, processing, use, distribution, treatment, storage, disposal, generation or transportation of Hazardous Materials; (b) air, soil, surface, subsurface, groundwater or noise pollution; (c) Releases; (d) protection of wildlife, endangered species, wetlands or natural resources; (e) Tanks; (f) health and safety of employees and other persons; and (g) notification requirements relating to the foregoing. Without limiting the above, Environmental Law also includes the following: (i) the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. (S)(S) 9601 et seq.), as amended ("CERCLA"); (ii) the Solid Waste
                   -- ---
Disposal Act, as amended by the Resource Conservation and Recovery Act (42 U.S.C. (S)(S) 6901 et seq.), as amended ("RCRA"); (iii) the Emergency Planning
                   -- ---
and Community Right to Know Act of 1986 (42 U.S.C. (S)(S) 11001 et seq.), as
                                                                -- ---
amended; (iv) the Clean Air Act (42 U.S.C. (S)(S) 7401 et seq.), as amended; (v)
                                                       -- ---
the Clean Water Act (33 U.S.C. (S)1251 et seq.), as amended; (vi) the Toxic
                                       -- ---
Substances Control Act (15 U.S.C. (S) 2601 et seq.), as amended; (vii) the
                                           -- ---
Hazardous Materials Transportation Act (49 U.S.C. (S)(S) 1801 et seq.), as
                                                              -- ---
amended; (viii) the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C.
(S) 136 et seq.), as amended; (ix) the Federal Safe Drinking Water Act (42
        -- ---
U.S.C. (S) 300f et seq.), as amended; (x) the Federal Radon and Indoor Air
                -- ---
Quality Research Act (42 U.S.C. (S) 7401 note, et seq.); (xi) the Occupational
                                               -- ---
Safety and Health Act (29 U.S.C. (S) 651 et seq.), as amended; (xii) any state,
                                         -- ---
county, municipal or local statutes, laws or ordinances similar or analogous to (including counterparts of) any of the statutes listed above; and (xiii) any rules, regulations, directives, orders or the like adopted pursuant to or implementing any of the above.

               7.1.2. "ENVIRONMENTAL PERMIT" or "ENVIRONMENTAL PERMITS" shall mean licenses, certificates, permits, directives, requirements, registrations, government approvals, agreements, authorizations, and consents which are required under or are issued pursuant to an Environmental Law or are otherwise required by Governmental Authorities.

               7.1.3. "GOVERNMENTAL AUTHORITY" or "GOVERNMENTAL AUTHORITIES" shall mean any agency, commission, department or body of any municipal, township, county, local, state or Federal governmental or quasi-governmental regulatory unit, entity or authority having jurisdiction or authority over all or any portion of the Projects or the management, operation, use or improvement thereof.

               7.1.4. "HAZARDOUS CONDITION" or "HAZARDOUS CONDITIONS" refers to the existence or presence of any Hazardous Materials on, in, under, or at, the Projects (including air, soil and groundwater) or any portion of any of them.

               7.1.5. "HAZARDOUS MATERIAL" or "HAZARDOUS MATERIALS" shall mean:

          (a) any chemical, pollutant, contaminant, pesticide, petroleum or petroleum product or by product, radioactive substance, solid waste (hazardous or extremely hazardous), special, dangerous or toxic waste, substance, chemical or material regulated, listed, limited or prohibited under any Environmental Law, including without limitation: (i) friable or damaged asbestos, asbestos-containing material, presumed asbestos-containing material, polychlorinated biphenyls ("PCBS"), solvents and waste oil; (ii) any "hazardous substance" as defined under CERCLA; and (iii) any "hazardous waste" as defined under RCRA; and

          (b) even if not prohibited, listed, limited or regulated by an Environmental Law, all pollutants, contaminants, hazardous, dangerous or toxic chemical materials, wastes or any other substances, including without limitation, any industrial process or pollution control waste (whether or not hazardous within the meaning of RCRA) which could pose a hazard to the environment, or the health and safety of any person or impair the use or value of any portion of the Projects.

               7.1.6. "RELEASE" means any spill, discharge, leak, migration, emission, escape, injection, dumping or other release or threatened release of any Hazardous Material into the environment, whether or not notification or reporting to any Governmental Authority was or is required. Release includes, without limitation, historical releases and the meaning of Release as defined under CERCLA.

               7.1.7. "QUALIFIED CONSULTING FIRM" shall mean a first-class nationally or regionally recognized environmental engineering and/or consulting firm.

               7.1.8. "TANK" or "TANKS" means above-ground and underground storage tanks, vessels and related equipment, including appurtenant pipes, lines and fixtures, containing or previously containing any Hazardous Material or fraction thereof.

          7.2. WARRANTIES. Contributor hereby represents and warrants as follows
               ----------
with respect to each Project as of the Contract Date and as of the Phase I Closing or the Phase II Closing, as the case may be:

               7.2.1. Contributor has made available or delivered to Acquiror originals (or true, complete and accurate copies) of all (if any) of the following documents, if and to the extent such documents are in Contributor's possession:

                         (a) All approvals, plans, specifications, test borings, percolation tests, engineering studies, surveys or other environmental data concerning the Projects;

                         (b) All permits (including Environmental Permits), approvals, registrations, Tank registration and/or closure documentation, certificates, applications, notices, orders, directives, legal pleadings, correspondence or other documents of any nature that Contributor, any tenant of Contributor, any of Contributor's predecessors-in-title or any tenant of Contributor's predecessors-in-title have submitted to, or received from, any Governmental Authority regarding the Projects and their use, compliance or non-compliance with Environmental Laws; and

                         (c) The results of any investigation of any of the Projects including, but not limited to, Phase I or Phase II site assessments, asbestos inspection and/or removal reports, tests or investigations of soil or other substrate air, groundwater, surface water, or the building interior, and any testing or investigation results relating to the removal or abandonment of any Tanks from the Projects.

               7.2.2. To Contributor's knowledge, the Project has been and continues to be owned and operated in full compliance with all Environmental Laws and Environmental Permits.

               7.2.3. To Contributor's knowledge, there are no pending: (i) claims, complaints, notices, correspondence or requests for information received by the Vendors with respect to any violation or alleged violation of any Environmental Law or Environmental Permit or with respect to any corrective or remedial action for or cleanup of the Project or any portion thereof; and (ii) written correspondence, claims, complaints, notices, or requests for information from or to the applicable Vendor regarding any actual, potential or alleged liability or obligation under or violation of any Environmental Law or Environmental Permit with respect to the Project or any portion thereof.

               7.2.4. To Contributor's knowledge, there have been no Releases of a Hazardous Material on, in, under or at the Project or any portion thereof.

               7.2.5. To Contributor's knowledge, none of the Projects are listed, proposed or nominated for listing on the National Priorities List pursuant to CERCLA, the Comprehensive Environmental Response and Liability Information System or on any other similar list of sites under analogous state laws.

               7.2.6. Except as specifically disclosed in, or disclosed in writing delivered to Contributor pursuant to the express requirements of, the Phase I Contracts or the Phase II Contracts, as the case may be, to Contributor's knowledge, there are no Tanks at, on or under any or all of the Projects; no Vendor has removed, closed or abandoned any Tanks at the Project; and any and all Tanks that have heretofore been removed from or closed at the Projects have been removed or closed in accordance with all Environmental Laws.

               7.2.7. To Contributor's knowledge, there are no PCBs or friable or damaged asbestos at the Project.

               7.2.8. To Contributor's knowledge, there has been no storage, treatment, disposal, generation, transportation or Release of any Hazardous Materials by any Vendor or its predecessors in interest, or by any other person or entity for which a Vendor is or may be held responsible, on, in, under or at the Project (or any portion thereof) in violation of, or which could give rise to any claim, obligation or liability under, Environmental Laws.

    8.  ADDITIONAL CONDITIONS PRECEDENT TO CLOSING.
        ------------------------------------------

        8.1.   ACQUIROR'S CONDITIONS PRECEDENT.  In addition to the other
               -------------------------------
conditions enumerated in this Agreement, the following shall be additional conditions precedent ("CONDITIONS PRECEDENT") to Acquiror's obligation to close hereunder:

               8.1.1.  PROJECTS.
                       --------

               8.1.1.1.  TITLE INSURANCE. A title insurance company mutually and
                         ---------------
reasonably selected by Acquiror and Contributor (the "TITLE COMPANY") shall be irrevocably committed to issue a title insurance policy to Acquiror for each Project pursuant to the terms and conditions of the relevant Phase I Contract or Phase II Contract, as the case may be.

               8.1.1.2.  PHYSICAL CONDITION.  The physical condition of each
                         ------------------
Project shall be substantially the same on the Phase I Closing Date, or the Phase II Closing Date, as the case may be, as on the Contract Date, reasonable wear and tear excepted, unless the alteration of said physical condition is the result of damage covered by the casualty provisions of the applicable Phase I Contract or Phase II Contract, as the case may be.

               8.1.1.3.  PENDING ACTIONS.  At the Phase I Closing or the Phase
                         ---------------
II Closing, as the case may be, there shall be no administrative agency, litigation or governmental proceeding of any kind whatsoever, pending or threatened, that, after the Phase I

Closing or the Phase II Closing, as the case may be, would, in Acquiror's sole, but reasonable, discretion, materially and adversely affect the value or marketability of any Project or the Projects as a whole, or the ability of Acquiror to operate any or all of the Projects in the manner it is (they are) being operated on the Contract Date.

               8.1.1.4.  REAL ESTATE TAXES.  As of the Phase I Closing or the
                         -----------------
Phase II Closing, as the case may be, there shall have been no actual or pending reassessment to materially increase the value of any Project for the purpose of calculating real estate taxes or any increase in the real estate tax rate applicable to any Project.

               8.1.1.5.  ZONING.  On the Phase I Closing or the Phase II
                         ------
Closing, as the case may be, no proceedings shall be pending or threatened that could or would involve the material change, redesignation, redefinition or other modification of the zoning classifications of (or any building, environmental, or code requirements applicable to) any or all of the Projects, or any portion thereof, or any property adjacent to any Project.

               8.1.1.6.  FLOOD INSURANCE.  As of the Phase I Closing or the
                         ---------------
Phase II Closing, as the case may be, if any Project is located in a flood plain, Acquiror shall have obtained flood plain insurance in form and substance acceptable to Acquiror.

               8.1.1.7.   UTILITIES.  On the Phase I Closing or the Phase II
                          ---------
Closing, as the case may be, no moratorium or proceeding shall be pending or threatened materially affecting the availability, at regular rates and connection fees, of sewer, water, electric, gas, telephone or other services or utilities servicing the Projects.

               8.1.1.8.  ASSUMED INDEBTEDNESS.  Except as is otherwise mutually
                         --------------------
and reasonably agreed by Acquiror and Contributor, Acquiror shall have been provided with a pay-off letter (the "PAY-OFF LETTER") issued by each mortgagee holding an Existing Mortgage securing any Assumed Indebtedness, setting forth the amount of principal and interest outstanding on the Phase I Closing or the Phase II Closing, as the case may be. Acquiror shall also have been provided with a statement of account from each other creditor holding any Assumed Indebtedness, setting forth the amount necessary to retire such Assumed Indebtedness, which such statement(s) of account shall also constitute Pay-Off Letters for purposes of this Agreement.

               8.1.2.    CONTRACTS. Each Phase I Contract or Phase II Contract,
                         ---------
as the case may be, is in full force and effect in accordance with its terms, unless it has been terminated in accordance with the provisions of SECTION 6.1.2.

               8.1.3.    BANKRUPTCY.  As of the Phase I Closing or the Phase II
                         ----------
Closing, as the case may be, no Contributor, no Project and no Phase I Contract or Phase II Contract, as the case may be, is the subject of any bankruptcy proceeding for which approval of this transaction has not been given and issued by the applicable bankruptcy court.

               8.1.4.    REPRESENTATIONS AND WARRANTIES TRUE.  The
                         -----------------------------------
representations and warranties of Contributor contained in this Agreement shall be true and correct as of the Phase

I Closing or the Phase II Closing, as the case may be, in all respects, as though such representations and warranties were made on such date.

               8.1.5.    COVENANTS PERFORMED.  All covenants of Contributor
                         -------------------
required to be performed on or prior to the Phase I Closing or the Phase II Closing, as the case may be, shall have been performed, in all material respects.

          8.2. CONTRIBUTOR'S ADDITIONAL CONDITIONS PRECEDENT.  The following
               ---------------------------------------------
shall be additional Conditions Precedent to Contributor's obligation to close hereunder:

               8.2.1.    REPRESENTATIONS AND WARRANTIES.  The representations
                         ------------------------------
and warranties of Acquiror contained in this Agreement shall be true and correct as of the Phase I Closing or the Phase II Closing, as the case may be, in all respects, as though such representations and warranties were made on such date.

               8.2.2.    COVENANTS. All covenants of Acquiror and the Operating
                         ---------
Partnership required to be performed on or prior to the Phase I Closing or the Phase II Closing, as the case may be, shall have been performed, in all material respects.

               8.2.3.    DIRECTORS' AND OFFICERS' INSURANCE.  Acquiror shall
                         ----------------------------------
have obtained directors' and officers' insurance covering all directors and officers of Acquiror (including those elected at or immediately following the Phase I Closing), the coverage of which is reasonably satisfactory to Contributor.

          8.3. MUTUAL CONDITIONS PRECEDENT.  The following shall be additional
               ---------------------------
Conditions Precedent to the obligations of each of Contributor and Acquiror to close hereunder:

               8.3.1.    FINANCING. As of the Phase I Closing, the Operating
                         ---------
Partnership shall have entered into, and consummated the loan transaction contemplated under the terms of, one or more agreements with one or more institutional lenders (collectively, "LENDER") to provide acquisition and working capital financing to the Operating Partnership on terms reasonably and mutually acceptable to Contributor and Acquiror.

               8.3.2.    MANAGEMENT AGREEMENTS. As of the Phase I Closing, the
                         ---------------------
Operating Partnership shall have entered into agreements with each of WMC Realty, Inc. and a management company controlled by Steven B. Hoyt to provide management services to the Operating Partnership on terms reasonably and mutually acceptable to Contributor and Acquiror and in geographic regions mutually and reasonably determined by Acquiror and Contributor.

               8.3.3.    OPTIONS. As of the Phase I Closing, Acquiror shall have
                         -------
executed documentation to implement those certain equity-based compensation plans (including, but not limited to, a share option plan) that Acquiror and Contributor mutually and reasonably determine are appropriate in connection with the compensation of Acquiror's senior management, members of its board of directors, and any other parties to whom Acquiror and Contributor wish to grant such benefits, all as may be permissible pursuant to applicable law.

               8.3.4.  LOAN ASSUMPTIONS. If and to the extent that Acquiror
                       ----------------
and Contributor mutually and reasonably determine that the Operating Partnership shall actually assume (rather than pay off) one or more of the loans constituting Assumed Indebtedness and secured by liens encumbering any of the Projects, then the Operating Partnership shall enter into loan assumption documentation with the relevant underlying lender, the form and substance of which documentation shall be reasonably and mutually acceptable to Contributor and Acquiror.

               8.3.5.  DRIP. As of the Phase I Closing, Acquiror shall have
                       ----
amended (and restated, if applicable) its existing "Dividend Reinvestment Plan" in a manner mutually and reasonably acceptable to Acquiror and Contributor.

               8.3.6.  SHAREHOLDER APPROVAL. All requisite shareholder
                       --------------------
approvals of Acquiror shall have been obtained at a special meeting of shareholders. Contributor shall have approved, in its reasonable discretion, all proxy materials distributed to Acquiror's shareholders in connection with such special meeting.

               8.3.7.  AMENDED DECLARATION OF TRUST. As of the Phase I Closing,
                       ----------------------------
an amended and restated Declaration of Trust of Acquiror, in form and substance reasonably and mutually acceptable to Contributor and Acquiror, shall have been filed with the State of Maryland Department of Assessments and Taxation.

               8.3.8.  FORM OF DOCUMENTS.  The form and substance of all
                       -----------------
documents required to be agreed upon by Contributor and Acquiror pursuant to this Agreement shall have been agreed upon.

     9.  LEASES-CONDITIONS PRECEDENT AND WARRANTIES WITH RESPECT THERETO.
         ---------------------------------------------------------------

          9.1. WARRANTIES AS TO LEASES.  With respect to each of the tenants
               -----------------------
listed on any rent roll ("RENT ROLL") received by Contributor from a Vendor and provided to Acquiror by Contributor as part of Contributor's Deliveries, and any other tenants leasing space in any or all of the Projects as of the Phase I Closing or the Phase II Closing, as the case may be (collectively, the "TENANTS"), Contributor represents and warrants to Acquiror that, to its knowledge, as of the Contract Date and as of the Phase I Closing or the Phase II Closing, as the case may be, and except as set forth specifically in, or delivered to Contributor, in writing and pursuant to the express requirements of, the Phase I Contracts or the Phase II Contracts, as the case may be, the following are true in all material respects:

               9.1.1. Each of the Leases is in full force and effect. Each Tenant is legally required to pay all sums and perform all obligations set forth in the Leases, without concessions, abatements, offsets or other bases for relief or adjustment.

               9.1.2. All obligations of the lessor under the Leases that accrue to the Phase I Closing or the Phase II Closing, as the case may be, have been performed, including, but not limited to, all required tenant improvements, cash or other inducements, rent abatements or moratoria, installations and construction (for which payment in full has been made in all cases), and each Tenant has unconditionally accepted lessor's performance of such obligations. The transaction described herein will not result in a default or an event that, with the giving of notice or the passing of time, or both, will result in a default by the landlord under any Lease. No Tenant has asserted (in writing) any offsets, defenses or claims available against rent payable by it or other performance or obligations otherwise due from it under any Lease. The lessor under each Lease has no obligation to perform any tenant improvement for any Tenant other than as set forth in the Leases.

               9.1.3. No Tenant is in default under or is in arrears in the payment of any sums or in the performance of any obligations required of it under its Lease. No Tenant has prepaid any rent or other charges for more than one month in advance.

               9.1.4. Contributor has no reason to believe that any Tenant is, or may become, unable or unwilling to perform any or all of its obligations under its Lease, whether for financial or legal reasons or otherwise.

               9.1.5. No guarantor(s) of any Lease has been released or discharged, partially or fully, voluntarily or involuntarily, or by operation of law, from any obligation under or in connection with any Lease or any transaction related thereto.

               9.1.6. There are no brokers' commissions, finders' fees, or other charges payable or to become payable to any third party on behalf of the lessor as a result of or in connection with any Lease or any transaction related thereto, including, but not limited to, any exercised or unexercised option(s) to expand or renew.

               9.1.7. No Tenant or any other party has asserted (in writing) any claim (other than for customary refund at the expiration of a Lease) to all or any part of any security deposit. Other than as set forth in the Rent Roll, under no Lease has the lessor applied any security deposit proceeds for its own benefit with respect to any current Tenant;

          9.2. ESTOPPEL CERTIFICATES FROM TENANTS.  It shall be a Mutual
               ----------------------------------
Condition Precedent that the Vendors obtain and deliver to Contributor, and Contributor deliver to the Operating Partnership, on or prior to the Phase I Closing or the Phase II Closing, as the case may be, all those tenants' estoppel certificates (collectively, the "ESTOPPEL CERTIFICATE") and estoppel certificates from Vendors, as the case may be, required pursuant to the express requirements of the Phase I Contracts or the Phase II Contracts, as the case may be.

     10.  CLOSING DELIVERIES.
          ------------------

          10.1.  CONTRIBUTOR'S.  At the Phase I Closing or the Phase II Closing,
                 -------------
as the case may be (or such other times as may be specified below), Contributor shall deliver or cause to be delivered to Acquiror the following, in form and substance reasonable acceptable to Acquiror and its counsel:

               10.1.1. CONTRACTS.
                       ---------

               10.1.1.1.  ASSIGNMENT OF CONTRACTS.  An assignment, executed
                          -----------------------
by Contributor and the Operating Partnership, to the Operating Partnership of Contributor's right, title and interest in and to the Phase I Contracts or the Phase II Contracts, as the case may be, with (i) the agreement of Contributor to indemnify, protect, defend and hold the Operating Partnership harmless from and against any and all claims, damages, losses, suits, proceedings, costs and expenses (including, but not limited to, reasonable attorneys' fees) arising in connection with the Phase I Contracts or the Phase II Contracts, as the case may be, and relating to the period of time prior to the Phase I Closing or the Phase II Closing, as the case may be, and (ii) the corresponding agreement of the Operating Partnership to indemnify, protect, defend and hold Contributor harmless for claims arising in connection with the Phase I Contracts or the Phase II Contracts, as the case may be, and relating to the period of time from and after the Phase I Closing or the Phase II Closing, as the case may be ("ASSIGNMENT OF CONTRACTS").

               10.1.1.2.  ORIGINAL PROJECT CONTRACT DOCUMENTS. To the extent not
                          -----------------------------------
previously delivered to Acquiror, originals of the Phase I Contracts or the Phase II Contracts, as the case may be, and all documents and correspondence delivered by Vendors to Contributor pursuant thereto.

               10.1.1.3.  LETTERS TO SELLERS.  Letters ("SELLER LETTERS")
                          ------------------
executed by Contributor, addressed to all the other parties under the Phase I Contracts or the Phase II Contracts, as the case may be (with the return receipt addressed to Robert Rice at the address of Acquiror) informing such Sellers that the Phase I Contracts or the Phase II Contracts, as the case may be, have been assigned by Contributor to Acquiror, in the form reasonably required by Acquiror.

               10.1.2. CLOSING STATEMENT. A closing statement conforming to
                       -----------------
the proration and other relevant provisions of this Agreement (for the Phase I Closing, the "Phase I Closing Statement" and for the Phase II Closing, the "Phase II Closing Statement") duly executed by Contributor.

               10.1.3. REGISTRATION RIGHTS AGREEMENT.  The Registration Rights
                       -----------------------------
Agreement, dated as of the Phase I Closing Date or the Phase II Closing Date, as the case may be, and duly executed by Contributor and the LP Unit Recipients.

               10.1.4. PARTNERSHIP AGREEMENT DOCUMENTS. The Partnership Adoption
                       -------------------------------
Materials, duly executed by Contributor, each of such documents to be duly executed by Contributor (except for the Amendment, which is executed by Acquiror only).

               10.1.5. LP UNIT/SHARE SCHEDULE.  A schedule (the "LP UNIT/SHARE
                       ----------------------
SCHEDULE") showing the number of LP Units and Shares Contributor and each LP Unit Recipient has elected to receive pursuant to SECTION 2, duly executed by Contributor.

               10.1.6. CLOSING CERTIFICATE. A certificate, signed by Contributor
                       -------------------
and the LP Unit Recipients, certifying to Acquiror that the representations and warranties of Contributor and the LP Unit Recipients contained in this Agreement are true and correct, in all material respects, as of the Phase I Closing or the Phase II Closing, as the case may be, and that all covenants required to be performed by Contributor and the LP Unit Recipients prior to the Phase I Closing or the Phase II Closing, as the case may be, have been performed, in all material respects.

               10.1.7. SHAREHOLDERS AGREEMENT. A Shareholders' Agreement (the
                       ----------------------
"SHAREHOLDERS AGREEMENT") executed by Contributor and the LP Unit Recipients, in their capacities as shareholders of Acquiror, in form and substance mutually and reasonably acceptable to Contributor and Acquiror.

               10.1.8. OTHER.  Such other documents and instruments as may
                       -----
reasonably be required by Acquiror and the LP Unit Recipients (including, without limitation, those of the Contributor's Deliveries in Contributor's possession or control that have not previously been delivered to Acquiror), its (or its underwriters' or lenders') counsel or the Title Company and that may be necessary to consummate the transaction that is the subject of this Agreement and to otherwise give effect to the agreements of the parties hereto.

         10.2. ACQUIROR'S. At the Phase I Closing or the Phase II Closing, as
               ----------
the case may be (or such other times as may be specified below), Acquiror shall deliver or cause to be delivered to Contributor the following, in form and substance reasonably acceptable to Contributor and its counsel:

               10.2.1. REGISTRATION CERTIFICATE.  A certificate from Acquiror's
                       ------------------------
transfer agent, attesting to the registration of the LP Units in the books and records of the Operating Partnership.

               10.2.2. PARTNERSHIP AGREEMENT. A copy of the Partnership
                       ---------------------
Agreement, duly certified by the secretary of Acquiror as true, complete and correct.

               10.2.3. JOINDER. A joinder executed by the Operating Partnership,
                       -------
pursuant to which the Operating Partnership joins in and agrees to be bound by this Agreement as a party thereto and agrees to perform its obligations under this Agreement.

               10.2.4. AMENDMENT.  The Amendment, duly executed by Acquiror.
                       ---------

               10.2.5. ORGANIZATIONAL DOCUMENTS. (i) A copy certified by the
                       ------------------------
State of Maryland Department of Assessments and Taxation of the Amended and Restated Declaration of Trust of Acquiror (as contemplated by SECTION 8.3.7 above) and a certified good standing certificate for Acquiror from the State of Maryland; (ii) a copy certified by the Secretary of

State of the State of Delaware of (x) the certificate of limited partnership of the Operating Partnership and (y) a good standing certificate of the Operating Partnership; (iii) a certified good standing certificate for the Operating Partnership (and, if required in the reasonable determination of Contributor, for Acquiror) from the Secretary of the States in which the Projects are located; and (iv) a copy, certified by the secretary of Acquiror, of the resolution of Acquiror's board of trustees, authorizing the transactions described herein.

               10.2.6.  ASSIGNMENT OF CONTRACTS. An Assignment of Phase I
                        -----------------------
Contracts or the Phase II Contracts, as the case may be, duly executed by Acquiror.

               10.2.7.  CLOSING STATEMENT. A Phase I Closing Statement or a
                        -----------------
Phase II Closing Statement, as the case may be, duly executed by Acquiror and Operating Partnership.

               10.2.8.  REGISTRATION RIGHTS AGREEMENT.  The Registration Rights
                        -----------------------------
Agreement, duly executed by Acquiror.

               10.2.9.  LP UNIT/SHARE SCHEDULE.  The LP Unit/Share Schedule,
                        ----------------------
duly executed by Acquiror.

               10.2.10. SELLER LETTERS.  The Seller Letters, duly executed by
                        --------------
Acquiror.

               10.2.11. ACQUIROR RESOLUTIONS.  Evidence that the board of
                        --------------------
trustees of Acquiror is composed of seven trustees, who shall have been elected for staggered three-year terms, who shall be Arnold Leas, Paul Lambert, Steve Hoyt, and four other persons mutually and reasonably acceptable to Acquiror and Contributor, with Arnold Leas being the chairman of the board of directors. Evidence that Duane Lund has been elected as the Chief Executive Officer of Acquiror and that Robert Rice has been elected as the President of Acquiror and evidence of the election of such other officers as have been mutually and reasonably approved by Contributor and Acquiror.

               10.2.12. REIT SHAREHOLDER APPROVAL. Evidence that the
                        -------------------------
shareholders of Acquiror have approved the transactions contemplated hereby and those contemplated by the applicable proxy materials delivered to such shareholders.

               10.2.13. EMPLOYMENT AGREEMENTS. Employment Agreements between
                        ---------------------
Acquiror and each of Duane Lund and Robert Rice, executed by Acquiror, in forms reasonably acceptable to both Contributor and Acquiror.

               10.2.14. TERMINATION OF EXISTING FEE AGREEMENTS. Evidence that
                        --------------------------------------
Acquiror has terminated all existing agreements with WRI and WMC (except those limited to providing management of the Existing Properties) have been terminated.

               10.2.15. WARRANTS.  At the Phase I Closing, warrants to purchase
                        --------
500,000 Shares, which warrants shall have a 10 year term, shall be exercised at any time and from time to time after the first anniversary of the Phase I Closing, shall be freely transferable, and shall contain anti-dilution provisions and registration rights.

               10.2.16. SHAREHOLDERS AGREEMENT. The Shareholders Agreement
                        ----------------------
executed by Acquiror, Arnold Leas, Gregory Leas, Robert Rice, WMC and all other entities controlled by such persons which hold Shares of Acquiror, in form and substance mutually and reasonably acceptable to Contributor and Acquiror.

               10.2.17. CLOSING CERTIFICATE.  A certificate, signed by Acquiror
                        -------------------
and the Operating Partnership, certifying to Contributor that the representations and warranties of Contributor and the Operating Partnership contained in this Agreement are true and correct as of the Phase I Closing or the Phase II Closing, as the case may be, and that all covenants required to be performed by Contributor and the Operating Partnership prior to the Phase I Closing or the Phase II Closing, as the case may be, have been performed.

               10.2.18. OTHER.  Such other documents and instruments as may
                        -----
reasonably be required by Contributor, its counsel or the Title Company and that are necessary to consummate the transaction which is the subject of this Agreement and to otherwise effect the agreements of the parties hereto.

     11. PRORATIONS AND ADJUSTMENTS.  The following shall be prorated and
         --------------------------
adjusted between Contributor and Acquiror as of the Phase I Closing Date or the Phase II Closing Date, as the case may be, except as otherwise specified:

         11.1. Contributor shall receive a credit for the amount of earnest money deposits made pursuant to its Phase I Contracts or the Phase II Contracts, as the case may be. There shall be no other prorations with respect to the Phase I Contracts or the Phase II Contracts, as the case may be.

         11.2. All prorations with respect to the acquisition of the Projects pursuant to the Phase I Contracts or the Phase II Contracts, as the case may be, shall occur as specified in the Phase I Contracts or the Phase II Contracts, as the case may be.

In the event of a discrepancy between the Phase I Closing Statement or the Phase II Closing Statement, as the case may be, and the prorations described above, the Phase I Closing Statement or the Phase II Closing Statement, as the case may be, shall govern. Distributions in respect of the LP Units acquired by the Contributor shall begin to accrue from and after the Phase I Closing or the Phase II Closing, as the case may be (notwithstanding the fact that such date may not be the applicable record date under the Partnership Agreement), and the amount of distributions paid or to be paid to the Contributor for any quarter shall be prorated accordingly. The terms of this SECTION 11 shall survive the Phase I Closing or the Phase II Closing, as the case may be, indefinitely and shall not merge into any conveyancing documents delivered at Phase I Closing or the Phase II Closing, as the case may be.

     12. BROKERAGE.  Each party hereto represents and warrants to the other that
         ---------
it has dealt with no brokers or finders in connection with this transaction and that no broker, finder or other party is entitled to a commission, finder's fee or other similar compensation as a result hereof. Contributor hereby indemnifies, protects and defends and holds Acquiror harmless from and against all losses, claims, costs, expenses, damages (including, but not limited to, attorneys' fees of counsel selected by Acquiror) resulting or arising from the claims of any broker, finder or other such party, claiming by, through or under the acts or agreements of Contributor. Acquiror hereby indemnifies, defends and holds Contributor harmless from and against all losses, claims, costs, expenses, damages (including, but not limited to, attorneys' fees of counsel selected by Contributor) resulting or arising from the claims of any broker, finder or other such party claiming by, through or under acts or agreements of Acquiror. The obligations of this SECTION 12 shall survive any termination of this Agreement and the Phase I Closing or the Phase II Closing, as the case may be, indefinitely, and shall not be merged into any of the conveyancing documents delivered at the Phase I Closing or the Phase II Closing, as the case may be.

     13. CONTRIBUTION EXPENSES.
         ---------------------

         13.1. At each Closing, the Operating Partnership shall reimburse Contributor for all costs incurred by it with respect to the transaction contemplated by this Agreement (and not previously reimbursed from the Account Proceeds, as defined below) including, but not limited to, earnest money deposits, third party consultants' fees and expenses, loan fees, underwriting fees, legal fees, accounting fees, due diligence expenses, closing costs and travel expenses (collectively, "TRANSACTION COSTS"). From and after the Phase I Closing, the Operating Partnership shall be responsible for, and shall pay, all unpaid Transaction Costs. In the event, however, that no Closing occurs on or before December 31, 1998, Contributor, rather than Acquiror or the Operating Partnership, shall be responsible for the payment of all Transaction Costs, except that Acquiror shall remain solely responsible for the legal fees due to the Reinhart Boerner firm in Milwaukee.

         13.2. In connection with the transactions contemplated hereby, Contributor shall purchase (at or prior to the Phase I Closing), and Acquiror agrees to sell to Contributor, $1,000,000 of Shares (at a price per share of $9.50). Acquiror warrants that neither Contributor nor Acquiror shall be obligated to pay any fee to WMC or otherwise in connection with such purchase of Shares. Acquiror shall contribute the proceeds (the "ACCOUNT PROCEEDS") of such purchase of Shares (that is, $1,000,000) to the Operating Partnership in exchange for units. The Operating Partnership shall deposit the Account Proceeds into a segregated account. All actions with respect to such account (withdrawals or otherwise) shall require the signatures of both Robert Rice and Duane Lund, and such Account Proceeds shall be utilized to pay Transaction Costs. In the event the Phase I Closing has not occurred by December 31, 1998, then on January 4, 1999, Acquiror shall have the right to call all such Shares from Contributor in consideration of a payment to Contributor in the amount of $1,000,000.

     14. TERMINATION FEE. The Phase I Contribution Consideration shall be
         ---------------
reduced by an amount equal to the Phase I Termination Fee (as defined in the WMC Contribution Agreement). The Phase II Contribution Consideration shall be reduced by an amount equal to the Phase II Termination Fee (as defined in the WMC Contribution Consideration).

    15. BREAKUP FEE. The parties acknowledge that Contributor has advanced to
        -----------
Acquiror a $240,000 "BREAKUP FEE." In the event the Phase I Closing does not occur on or before December 31, 1998 or this Agreement is otherwise mutually terminated by Acquiror and Contributor prior to that date, $200,000 of the Breakup Fee may be retained by Acquiror as a "break-up" fee and shall serve as liquidated damages, and the remaining $40,000 of the Breakup Fee shall be promptly returned to Contributor. At the Phase I Closing, Acquiror shall return the entire Breakup Fee to Contributor.

    16. LP UNIT RECIPIENTS. The parties hereto acknowledge and agree that
        ------------------
Contributor shall distribute certain LP Units which it may receive at either the Phase I Closing or the Phase II Closing to the LP Unit Recipients, all of which are members of Contributor.

        16.1. Contributor hereby directs Acquiror to cause the Operating Partnership to deliver to Contributor, at Closing, LP Units issued in the names of and for distribution to Contributor and those LP Unit recipients set forth on EXHIBIT B attached hereto. Each such person shall receive that number of LP Units (subject to appropriate rounding to eliminate fractional LP Units) as shall be set forth on EXHIBIT B; provided, however, that in the event the Closing Statement sets forth and contains information with respect to the breakdown of the Total LP Unit Amount among the Contributor and the LP Unit Recipients that differs from that reflected on EXHIBIT B, the Closing Statement shall be controlling in all such respects.

        16.2. With respect to the provisions of Sections 2.6, 2.7, 2.8, 5.1.3, 5.1.4, 11 and 19.3 each LP Unit Recipient shall be bound by the representations, warranties and covenants of Contributor that are applicable to the LP Unit Recipients (as if references to Contributor were references to the LP Unit Recipients), the LP Units or the Conversion Shares and shall receive the benefit of representations, warranties and covenants of Acquiror with respect to Contributor (as if references to Contributor were references to the LP Unit Recipients), the LP Units or the Conversion Shares.

    17. DEFAULT.
        -------

        17.1.  REMEDIES.  If representations and warranties of a party hereto
               --------
(a "DEFAULTING PARTY") contained herein shall not be true and correct on the Contract Date or on the Phase I Closing Date or the Phase II Closing Date, as the case may be, or if such party fails to perform any of the covenants and agreements contained herein to be performed by such party (including the obligation to close), any other party hereto (a "NON-DEFAULTING PARTY") may elect: (x) in the event the Phase I Closing or the Phasing II Closing, as the case may be, has not occurred, either to (i) terminate all Non-Defaulting Parties' obligations under this Agreement by written notice to all other parties, in which event all Non-Defaulting Parties shall retain all rights and remedies available to them, or (ii) if no Non-Defaulting Parties have elected
(i), to close, in which event any Non-Defaulting Parties may file an action for either or both of specific performance and damages to compel Defaulting Parties, as the case may be, to cure all or any of such default(s), in whole or in part, whereupon the Non-Defaulting Parties shall be entitled to adjust the Phase I Contribution Consideration or the Phase II Contribution Consideration, as the case may be, to reflect the cost of such action and cure, and all reasonable expenses incurred by the Non-Defaulting Parties in connection therewith, including, but not limited to, attorneys' fees of the Non-Defaulting Parties' counsel; or (y) in the event the Phase I Closing or the Phase II Closing, as the case may be, has occurred, to pursue whatever remedies they may have at law or in equity. Notwithstanding anything to the contrary herein and in addition to any other remedies of the Non-Defaulting Parties, the Non-Defaulting Parties shall be entitled to recover actual (but not consequential) damages suffered thereby by reason of any Defaulting Party's defaults hereunder and/or any delay occasioned thereby. The remedies set forth in this SECTION 17.1 and shall be the parties' sole and exclusive remedies for defaults hereunder.

          17.2.  LIMITS ON MONETARY LIABILITY. Notwithstanding anything to the
                 ----------------------------
contrary in this Agreement, the maximum aggregate monetary liability that may be imposed on each of Contributor, Acquiror and each LP Unit Recipient under this Agreement is $500,000, per party.

          17.3.  NO MERGER; SURVIVAL. No representation, warranty or covenant
                 -------------------
made in this Agreement shall be merged into any of the conveyancing documents delivered at the Phase I Closing or the Phase II Closing, as the case may be, but each shall survive for the periods of time specified in this Agreement. Except as may otherwise be specifically provided in this Agreement, any party shall have the right to claim a breach of the covenants set forth in SECTION 6, and any other covenant set forth in this Agreement that specifically obligates either or both of them on a pre-closing basis only, at any time after the Phase I Closing or the Phase II Closing, as the case may be. Nothing contained in the immediately preceding sentence shall limit the remedies that may be available to any party in the event another party breaches a post-closing covenant set forth in this Agreement.

          17.4.  LITIGATION EXPENSES.  In the event of litigation between the
                 -------------------
parties with respect to any Project, any Phase I Contract or Phase II Contract, as the case may be, this Agreement, the performance of their respective obligations hereunder or the effect of a termination under this Agreement, the losing party shall pay all costs and expenses incurred by the prevailing party in connection with such litigation, including, but not limited to, reasonable attorneys' fees of counsel selected by the prevailing party. The parties hereby further acknowledge and agree that in the event of litigation between them, as contemplated above, and the resolution of that litigation through compromise, settlement, or partial judgment, the court before which such litigation is initially brought shall have the right to allocate responsibility, between the parties thereto, for all costs and expenses (including, but not limited to, attorneys' reasonable fees) incurred by both Contributor and Acquiror in the pursuit of that litigation resolved through compromise, settlement or partial judgment. Notwithstanding any provision of this Agreement to the contrary, the obligations of the parties under this SECTION 17.4 shall survive termination of this Agreement and the Phase I Closing or the Phase II Closing, as the case may be, if applicable, and shall not be merged into any of the conveyancing documents delivered at Phase I Closing or the Phase II Closing, as the case may be.

    18. NOTICES.  Any notice, demand or request which may be permitted, required
        -------
or desired to be given in connection therewith shall be given in writing and directed to Contributor and Acquiror as follows:

        Contributor:              American Real Estate Equities, LLC
                                  c/o Hoyt Properties
                                  708 South 3rd Street, Suite 108
                                  Minneapolis, MN 55415
                                  Attn:  Duane H. Lund

        Acquiror:                 Wellington Properties Trust
                                  18650 W. Corporate Drive
                                  Suite 300
                                  Brookfield, WI 53045
                                  Attn:  Arnold Leas

        With a copy to
        its attorneys:            Barack Ferrazzano Kirschbaum
                                    Perlman & Nagelberg
                                  West Wacker Drive, Suite 2700, Illinois
                                  60606:  Suzanne Bessette-Smith, Esq. and
                                          Douglas W. Anderson, Esq.
                                  Fax:    (312)984-3150

Notices shall be deemed properly delivered and received when and if either (i) personally delivered, including via facsimile; or (ii) on the first business day after deposit with a commercial overnight courier for delivery on the next business day. Any party may change its address for delivery of notices by properly notifying the others pursuant to this SECTION 18.

    19. MISCELLANEOUS.
        -------------

        19.1.  SUCCESSORS AND ASSIGNS.  The terms, conditions and covenants of
               ----------------------
this Agreement shall be binding upon and shall inure to the benefit of the parties and their respective nominees, successors, beneficiaries and assigns; provided, however, no direct or indirect conveyance, assignment or transfer of any interest whatsoever of, in or to any or all of the Phase I Contracts or the Phase II Contracts, as the case may be, or of this Agreement shall be made by Contributor or Acquiror during the term of this Agreement, except for the joinder of the Operating Partnership as contemplated in SECTION 10.2.3 above.

        19.2.  BENEFIT. This Agreement is for the benefit only of the parties
               -------
hereto and their nominees, successors, beneficiaries and assignees as permitted in SECTION 19.1 above and no other person or entity shall be entitled to rely hereon, receive any benefit herefrom or enforce against any party hereto any provision hereof.

          19.3.  FURTHER ASSURANCES.  All actions required to be taken pursuant
                 ------------------
to this Agreement to effectuate the transaction contemplated herein shall be taken promptly and in good faith by Contributor or Acquiror, as the case may be. Contributor and Acquiror shall use their reasonable, diligent and good faith efforts, and shall reasonably cooperate with and assist the other in its efforts, to obtain or cause to be obtained, any and all consents and approvals of third parties (including, but not limited to, governmental authorities) that may be necessary in connection with the transaction contemplated hereby. Contributor, the Operating Partnership and Acquiror agree to (i) furnish with, or cause to be furnished to, the other party such documents or further assurances, and (ii) perform, or cause to be performed, such undertakings as the other party may reasonably request at any time in connection with (x) the transaction contemplated by, and (y) the respective obligations of Contributor, the Operating Partnership, and Acquiror, as the case may be, set forth in, this Agreement.

          19.4.  ENTIRE AGREEMENT. This Agreement constitutes the entire
                 ----------------
understanding between the parties with respect to the transaction contemplated herein, and all prior or contemporaneous oral agreements, understandings, representations and statements, and all prior written agreements, understandings, letters of intent and proposals (including certain Memoranda of Understanding between Contributor and Acquiror) are merged into this Agreement. This Agreement amends and restates in its entirety that certain Contribution Agreement (the "ORIGINAL CONTRIBUTION AGREEMENT") between the parties hereto and certain parties identified therein as "LP Unit Recipients" dated July 6, 1998. Neither this Agreement nor any provisions hereof may be waived, modified, amended, discharged or terminated except by an instrument in writing signed by the party against which the enforcement of such waiver, modification, amendment, discharge or termination is sought, and then only to the extent set forth in such instrument.

          19.5.  TIME OF THE ESSENCE.  Time is of the essence of this Agreement.
                 -------------------
If any date herein set forth for the performance of any obligations by Contributor, Acquiror or the Operating Partnership or for the delivery of any instrument or notice as herein provided should be on a Saturday, Sunday or legal holiday, the compliance with such obligations or delivery shall be deemed acceptable on the next business day following such Saturday, Sunday or legal holiday. As used herein, the term "LEGAL HOLIDAY" means any state or federal holiday for which financial institutions or post offices are generally closed in the State of Wisconsin for observance thereof.

          19.6.  CONDITIONS PRECEDENT.  The waiver of any particular Condition
                 --------------------
Precedent shall not constitute the waiver of any other.

          19.7.  CONSTRUCTION.  This Agreement shall not be construed more
                 ------------
strictly against one party than against the other merely by virtue of the fact that it may have been prepared by counsel for one of the parties, it being recognized that both Contributor and Acquiror have contributed substantially and materially to the preparation of this Agreement. The headings of various Sections in this Agreement are for convenience only, and are not to be utilized in construing the content or meaning of the substantive provisions hereof. References to Contributor shall be deemed to be references to the Contributor of particular Projects or

Phase I Contracts or the Phase II Contracts, as the case may be, in the context of provisions relating to Projects or Phase I Contracts or the Phase II Contracts, as the case may be.

          19.8.  GOVERNING LAW.  This Agreement shall be governed by and
                 -------------
construed in accordance with the laws of the State of Wisconsin.

          19.9.  PARTIAL INVALIDITY.  The provisions hereof shall be deemed
                 ------------------
independent and severable, and the invalidity or partial invalidity or enforceability of any one provision shall not affect the validity of enforceability of any other provision hereof.

          19.10.  WAIVER OF CONDITIONS PRECEDENT. Acquiror and Contributor shall
                  ------------------------------
each have the right, in its sole and absolute discretion, to waive any Condition Precedent for its benefit contained in this Agreement.

          19.11.  CERTAIN SECURITIES MATTERS.  No sale of Shares or LP Units is
                  --------------------------
intended by the parties by virtue of their execution of this Agreement. Any sale of Shares or LP Units referred to in this Agreement will occur, if at all, upon the Phase I Closing or Phase II Closing, as the case may be.

          19.12.  COUNTERPARTS.  This Agreement may be executed in any number of
                  ------------
identical counterparts, any of which may contain the signatures of less than all parties, and all of which together shall constitute a single agreement.

          19.13.  CALCULATION OF TIME PERIODS.  Notwithstanding anything to the
                  ---------------------------
contrary contained in this Agreement, any period of time provided for in this Agreement that is intended to expire on or prior to the Phase I Closing or the Phase II Closing, as the case may be, but that would extend beyond the Phase I Closing or the Phase II Closing, as the case may be, if permitted to run its full term, shall be deemed to expire upon the Phase I Closing or the Phase II Closing, as the case may be.

             [The remainder of this page intentionally left blank]

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.
                                           CONTRIBUTOR:

                                           AMERICAN REAL ESTATE EQUITIES, LLC, a
                                           Delaware limited liability company

                                           By: /s/ Duane H. Lund
                                               --------------------------
                                           Name:   Duane H. Lund
                                           Title: President

                                           ACQUIROR:

                                           WELLINGTON PROPERTIES TRUST, a
                                           Maryland real estate investment trust


                                           By: /s/ Arnold K. Leas
                                               --------------------------
                                           Name:   Arnold K. Leas
                                           Title: President

                                           OPERATING PARTNERSHIP:

                                           WELLINGTON PROPERTIES INVESTMENTS,
                                           L.P., a Delaware limited partnership

                                           By:  Wellington Properties Trust, a
                                           Maryland real estate investment trust

                                           By: /s/ Arnold K. Leas
                                               --------------------------
                                           Name:   Arnold K. Leas
                                           Title:  President

                                           LP UNIT RECIPIENTS:

                                           WLPT FUNDING, LLC, a Delaware limited
                                           liability company

                                           By: /s/ Duane H. Lund
                                               --------------------------
                                           Name:   Duane H. Lund
                                           Title: Manager

                                           LAMBERT EQUITIES II, LLC, a Delaware
                                           limited liability company

                                           By: /s/ Paul T. Lambert
                                               --------------------------
                                           Name:   Paul T. Lambert
                                           Title: Managing Member


                                           /s/ Steven B. Hoyt
                                           ------------------------------------
                                           STEVEN B. HOYT

    As "LP Unit Recipients" under the Original Contribution Agreement, the undersigned consent and agree to the amendment and restatement of the Original Contribution Agreement

                                                       /s/ Duane H. Lund
                                                       -------------------------
                                                       Duane H. Lund

                                                       /s/ Paul T. Lambert
                                                       -------------------------
                                                       Paul T. Lambert

                                                       /s/ Steven B. Hoyt
                                                       -------------------------
                                                       Steven B.  Hoyt

                             SCHEDULE OF EXHIBITS


A   The Phase I Contracts and Existing Properties

A-1 The Phase II Contracts

B   LP Unit Distribution

                               LIST OF SCHEDULES

                     5.1.1.17  Existing Mortgages*

                    * This schedule has been intentionally omitted and will be provided to any shareholder of the Company upon written request to: Wellington Properties Trust, 18650 W. Corporate Drive, Suite 300, P.O. Box 0919, Brookfield, Wisconsin 53008-0919.

             FIRST AMENDMENT TO AMENDED AND RESTATED CONTRIBUTION
             ----------------------------------------------------
                               AGREEMENT BETWEEN
                               -----------------

                          WELLINGTON PROPERTIES TRUST
                          ---------------------------
                    WELLINGTON PROPERTIES INVESTMENTS, L.P.
                    ---------------------------------------
                       AMERICAN REAL ESTATE EQUITIES, LLC
                       ----------------------------------

                 AND THE OTHER LP UNIT RECIPIENTS REFLECTED ON
                 ---------------------------------------------
                           THE SIGNATURE PAGE HERETO
                           -------------------------


     This First Amendment to Amended and Restated Contribution Agreement (this "First Amendment") is made and entered into as of this 12th day of October, 1998 (the "Amendment Date"), by and between American Real Estate Equities, LLC, a Delaware limited liability company ("Contributor"), Wellington Properties Investments, L.P., a Delaware limited partnership (the "Operating Partnership"), Wellington Properties Trust, a Maryland real estate investment trust ("Acquiror") and the parties identified on the signature page hereto as "LP Unit Recipients."

                                    RECITALS
                                    --------

     WHEREAS, on August 31, 1998, Contributor, the Operating Partnership, Acquiror and the LP Unit Recipients entered into that certain Amended and Restated Contribution Agreement (the "Contribution Agreement"); and

     WHEREAS, Section 1.1 of the Contribution Agreement provides that the Contributor shall contribute and assign, to the Operating Partnership, and the Acquiror agrees to cause the Operating Partnership to accept and assume from Contributor, all of Contributor's right, title and interest in, to and under those certain Phase I Contracts (as defined in Section 1.1 of the Contribution Agreement). Among the Phase I Contracts is a certain Purchase Agreement, dated February 24, 1998, by and between Hospitality Associates, Inc., as purchaser, and Rock Properties, as seller ("Seller"), which Purchase Agreement was subsequently amended on numerous occasions, and, ultimately, the right, title and interest of Hospitality Associates, Inc. was assigned to Contributor (collectively, the "Cold Springs Contract"). The Project (as defined in Section
1.2 of the Contribution Agreement) that is the subject of the Cold Springs Contract is commonly known as 4150 Second Street South, St. Cloud, Minnesota, and is improved with a Building (as also defined in Section 1.2 of the Contribution Agreement) containing approximately 77,533 square feet (the "Cold Springs Project").

     WHEREAS, Contributor assigned its entire right, title and interest in, to and under the Cold Springs Contract to CSC of Minnesota, LLC, a Delaware limited liability company ("CSC"), in which limited liability company Contributor is the sole member.

     WHEREAS, on or about October 9, 1998, CSC consummated the acquisition of the Cold Springs Project, pursuant to the terms and provisions of the Cold Springs Contract.

     WHEREAS, Contributor and Acquiror acknowledge and agree that the Contribution Agreement does not contemplate the contribution and assignment of any interests, other than those held by Contributor under the Phase I Contracts and the Phase II Contracts (as defined in Section 1.1 of the Contribution Agreement).

     WHEREAS, Contributor desires to contribute and assign, to the Operating Partnership, 100% of Contributor's membership interest in CSC, and Acquiror desires to cause the Operating Partnership to accept such contribution and assignment of Contributor's membership interest in CSC.

     NOW, THEREFORE, in consideration of the terms and provisions of this First Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Contributor, the Operating Partnership, Acquiror and the LP Unit Recipients hereby agree to modify and amend the Contribution Agreement, as set forth below in further detail so as to provide for Contributor's contribution and assignment, to the Operating Partnership, of Contributor's entire membership interest in CSC.

1. Defined Terms. If and to the extent that capitalized terms are utilized in this First Amendment, but not separately defined herein, each of such capitalized terms shall be deemed to have the same meaning as is ascribed to it in the Contribution Agreement.

2. Contribution. Contributor agrees to contribute, assign, transfer and convey to the Operating Partnership, and Acquiror agrees to cause the Operating Partnership to accept and assume from Contributor, for the Contribution Consideration and on the terms and conditions set forth in the Contribution Agreement and this First Amendment, all of Contributor's right, title and interest in and to (i) CSC, including, but not limited to, the right to receive, for the period subsequent to the contribution hereunder, distributions of money, profits, losses and other assets from CSC; and (ii) the Cold Springs Project (collectively, the "Contributed Interests"). For purposes of this First Amendment, the Cold Springs Project shall be deemed to include, on a collective basis the following, but only if and to the extent that CSC acquired the following pursuant to the terms and provisions of the Cold Springs Contract: (a) the parcel of land that is the subject of the Cold Springs Contract (the "Cold Springs Land"), together with all rights, easements and interests appurtenant thereto, including, but not limited to, any streets or other public ways adjacent to said Cold Springs Land and any water or mineral rights owned by, or leased to, CSC; (b) all improvements located on the Cold Springs Land, including, but not limited to, the Building, and all other structures, systems, and utilities associated with, and utilized by, CSC in the ownership and operating of the Building (all such improvements being collectively referred to herein as the "Cold Springs Improvements"); (c) all personal property owned by CSC and either (A) located on or in the Cold Springs Land or Cold Springs Improvements, or (B) used in connection with the operation and maintenance of the Cold Springs Project, excluding personal property owned by Tenants (collectively, the "Cold Springs Personal Property"), including, without limitation, all fixtures and other built-in improvements and equipment necessary to operate the Cold Springs Project and all (if any) personal property conveyed to CSC pursuant to the Cold Springs Contract; (d) all building materials, supplies, hardware, carpeting and other inventory owned by CSC and maintained in connection with CSC's ownership and operating of the Cold Springs Land and/or Cold Springs Improvements and not owned by Tenants (collectively, the "Cold Springs Inventory"); (e) all trademarks, tradenames, development rights and entitlements and other intangible property used or useful in connection with the foregoing (collectively, the "Cold Springs Intangible Personal Property"); and (f) CSC's interest in all leases and other agreements to occupy, or concerning the occupancy of, all or any portion of the Cold Springs Land and/or Cold Springs Improvements in effect on the Amendment Date or into which CSC enters prior to Closing (collectively, the "Cold Springs Leases").

3. Contributor's Deliveries. To the extent in the possession of either or both of Contributor and CSC, Contributor shall make available to Acquiror, at all reasonable times and upon reasonable notice, all documents, contracts, information, records and exhibits pertinent to the acquisition, ownership and management of the Cold Springs Project, it being understood that all such documents, contracts, information, records and exhibits shall not have been prepared by either of Contributor or CSC, but rather, shall have been acquired from the Seller.

4. Closing. The consummation of the contribution and assignment of the Contributed Interests from Contributor to the Operating Partnership shall occur on the Phase I Closing Date.

5.   Title and Survey Matters.

     a) Title Commitments. Promptly after the Amendment Date, Contributor shall cause to be delivered to Acquiror a commitment, dated after the Amendment Date, issued by Commercial Partners Title, LLC, as agent for Lawyers Title Insurance Corporation (the "Title Company"), for an owner's title insurance policy (the "Title Policy"), ALTA Owner's Policy Form B-1992 with respect to the Cold Springs Project, together with copies of all recorded documents evidencing title exceptions raised in Schedule B of the title commitment. The title commitment shall show fee simple title to the Project in CSC, free and clear of all liens, claims and encumbrances except for the following items (the "Permitted Exceptions"): (i) those matters that may be approved by Acquiror prior to the Phase I Closing Date (it being understood, however, that Acquiror shall accept title to the Cold Springs Project in the same condition as CSC was required to accept under the Cold Springs Contract); and (ii) the rights of Tenants as tenants under the Cold Springs Leases. It shall be an Acquiror's Condition Precedent that the Title Policy (or "marked-up" title commitments) shall be in the form described in this Section 5(a) and have all standard and general printed exceptions deleted so as to afford full "extended form coverage" (to the extent available in the applicable jurisdiction), and, if and to the extent allowable or available in the applicable jurisdiction, shall further include an owner's comprehensive endorsement, ALTA Zoning Endorsement No. 3.1 (including parking); an endorsement certifying that the bills for the real estate taxes pertaining to the Cold Springs Land and Cold Springs Improvements do not include taxes pertaining to any other real estate; an access endorsement; a contiguity endorsement, if applicable; a subdivision or plat act endorsement; a survey endorsement; a Fairway endorsement; a creditors' rights endorsement; and a non-imputation endorsement. As an Acquiror's Condition Precedent, the commitment shall be later-dated to cover the Phase I Closing and the delivery of the Contributed Interests by Contributor, as the sole member of the LLC, consisting of 100% of the outstanding membership interests of CSC, and the Title Company shall deliver the Title Policy (or "marked-up" title commitment) to Acquiror concurrently with the Closing.

     b) Survey. Promptly after the Amendment Date, Contributor shall deliver to Acquiror a copy of the survey of the Cold Springs Project that CSC obtained pursuant to the terms of the Cold Springs Contract (the "Survey").

     c) Defects and Cure. The items described in this Section 5 are collectively referred to as "Title Evidence." If the Title Evidence discloses matters other than the Permitted Exceptions and such other matters are not acceptable to Acquiror in its reasonable discretion (collectively, the "Defects"), and have not been waived pursuant to the terms of this Section 5, Contributor shall, pursuant to the terms of this Section 5, cause such Defects to be cured and removed from the Title Evidence prior to Closing.

6.   Representations and Warranties.

     a) Contributor. Contributor represents and warrants to Acquiror that the following matters are true as of the Amendment Date and shall be true as of the Phase I Closing Date, and covenants as follows:

          i) Title. CSC is a single asset limited liability company, the sole asset of which is the Cold Springs Project. CSC is the legal fee simple titleholder of the Cold Springs Project and, other than with respect to the Permitted Exceptions, has or will at the Phase I Closing have, good, marketable and insurable title to the Cold Springs Project, free and clear of all mortgages and security interests, leases, agreements and tenancies (other than the Cold Springs Leases), licenses, claims, options, options to purchase, liens, covenants, conditions, restrictions, rights-of-way, easements, judgments and other matters affecting title to the Cold Springs Project.

          ii) Defaults. To Contributor's knowledge, neither Contributor nor CSC is in default under any of the documents, recorded or unrecorded, referred to in the title commitment, nor has Contributor or CSC received any written notice alleging the existence of any such default.

          iii) Contracts. To Contributor's knowledge, each of Contributor and CSC has performed all material obligations required to be performed by it under all, and, to Contributor's knowledge, is not in default under any, contracts of any kind relating to the management, leasing, operation, maintenance or repair of the Cold Springs Project ("Cold Springs Contracts"). To Contributor's knowledge, all the Cold Springs Contracts may, by the express terms thereof (i) be assigned to Acquiror, by notice to such effect to the appropriate contract party, without penalty or other payment by Contributor, CSC or Acquiror and (ii) be terminated without penalty or other payment by Contributor or CSC (or its assignee, including Acquiror, or successor) upon no more than 30 days' prior notice.

          iv) Physical Condition. To Contributor's knowledge, based solely on reports and documents delivered to CSC by the Seller, pursuant to the requirements of the Cold Springs Contract, there is no existing patent or latent structural or other physical defect or deficiency in the condition of the Cold Springs Project, or any component or portion thereof, that would or could impair or impose material costs upon the use, occupancy or operation of the Cold Springs Project, and that has not been fully corrected. To Contributor's knowledge, based solely on reports and documents delivered to CSC by the Seller, pursuant to the requirements of the Cold Springs Contract, there is no material defect or deficiency in the Cold Springs Improvements, the structural elements thereof, the mechanical systems (including, without limitation, all HVAC System, plumbing, electrical, elevator, security, utility and sprinkler systems) therein, or the roof of the Building, nor, to Contributor's knowledge, has Contributor or CSC received any written notice from any Tenant or any other party alleging the existence of any such defect or deficiency.

          v) Utilities. To Contributor's knowledge, all water, sewer, gas, electric, telephone, drainage and other utility equipment, facilities and services required by law or necessary for the operation of the Cold Springs Project as it is now being operated, and as required for operation of the Building, are installed and connected pursuant to valid permits, are adequate to service the Cold Springs Project, and are in good operating condition. To Contributor's knowledge, no fact or condition exists that would or could result in the termination or impairment of the furnishing of service to the Cold Springs Project of water, sewer, gas, electric, telephone, drainage or other such utility services.

          vi) Employees. CSC has no, and has never had any, employees or independent consultants whatsoever. Neither CSC nor, to Contributor's knowledge, the Cold Springs Project is subject to any collective bargaining or other agreement or understanding with any labor union, and CSC is not privy to or involved in any labor or union controversy or other interaction of any kind.

          vii) Compliance with Laws and Codes. Contributor has no knowledge of the delivery to Contributor or CSC of any written notice alleging, and Contributor has no knowledge that the Cold Springs Project, and the use and operation of the Cold Springs Project, is not (or the use and operation of any component, portion or area of the Cold Springs Project is not) in compliance with all applicable municipal and other governmental laws, ordinances, regulations, codes, licenses, permits and authorizations. To Contributor's knowledge, there are presently and validly in effect all licenses, permits and other authorizations necessary (including, without limitation, certificates of occupancy) for the use, occupancy and operation of the Cold Springs Project as it is presently being operated, whether required of Contributor, CSC or any Tenant. To Contributor's knowledge, the Cold Springs Project does not constitute a non-conforming use or non-conforming structure under applicable present zoning laws. To Contributor's knowledge, no zoning, subdivision, environmental, hazardous material, building code, health, fire, safety or other law, order or regulation is, or on the Phase I Closing Date will be, violated by the continued maintenance, operation or use of any Cold Springs Improvements or parking areas in the Cold Springs Project, and neither Contributor nor CSC has received any written notice alleging the existence of any such violation from any Governmental Authority having jurisdiction over the Cold Springs Project. To Contributor's knowledge, all driveway entrances and exits to the Cold Springs Project are permanent, and no special access or other permits are required to maintain same. To Contributor's knowledge, all existing streets and other improvements, including water lines, sewer lines, sidewalks, curbing and streets, at the Cold Springs Project have been paid for and either enter the Cold Springs Project through adjoining public streets, or, if they enter through private lands, do so in accordance with valid, irrevocable easements running with the ownership of the Cold Springs Project.

          viii) Litigation. To Contributor's knowledge, neither Contributor nor CSC has been served with a summons and complaint for any pending or (nor, to Contributor's knowledge, is there any threatened), judicial, municipal or administrative proceedings affecting the Cold Springs Project or ownership of the Contributed Interests, or in which CSC is or will be a party by reason of CSC's ownership or operation of the Cold Springs

                Project or Contributor's ownership of the Contributed Interests or any portion thereof, or in which CSC is or will be a party for any reason, including, without limitation, proceedings for or involving collections, condemnation, eminent domain, alleged building code or environmental or zoning violations, or personal injuries or property damage alleged to have occurred on the Cold Springs Project or by reason of the condition, use of, or operations on, the Cold Springs Project. To Contributor's knowledge, no attachments, execution proceedings, assignments for the benefit of creditors, insolvency, bankruptcy, reorganization or other proceedings are pending against Contributor, the Contributed Interests or CSC, or to Contributor's knowledge, threatened against Contributor, the Contributed Interests or CSC.

          ix) Insurance. To Contributor's knowledge, CSC now has in force commercially reasonable levels of property, liability and business interruption insurance relating to the Cold Springs Project. Contributor has no knowledge of, and neither Contributor nor CSC has received any written notice from any insurance carrier alleging the existence of, any defects or inadequacies in the Cold Springs Project that, if not corrected, would result in termination of insurance coverage or increase in the normal and customary cost thereof.

          x) Re-Zoning. To Contributor's knowledge, there is not now pending (nor is there threatened) any proceeding for the rezoning of the Cold Springs Project or any portion thereof, or for the taking of any other action by governmental authorities that would have an adverse or impact on the value of the Cold Springs Project or use thereof.

          xi) Real Estate Taxes. Neither Contributor nor CSC has received written notice of, nor does either of them have any actual knowledge of any proposed increase in the assessed valuation or rate of taxation of the Cold Springs Project from that reflected in the most recent tax bills. To Contributor's knowledge, there is not now pending, and Contributor agrees that neither it nor CSC will, without the prior written consent of Acquiror (which consent shall not be unreasonably withheld or delayed), institute prior to the Phase I Closing Date, any proceeding or application for a reduction in the real estate tax assessment of the Cold Springs Project or any other relief for any tax year. To Contributor's knowledge, all real estate taxes presently due and owing with respect to the Cold Springs Project have been paid prior to their delinquency.

          xii) United States Person. CSC is a "United States Person" within the meaning of Section 1445(f)(3) of the Code, as amended, and shall execute and deliver an "Entity Transferor" certification at Closing.

          xiii) Existing Mortgage(s). Contributor has advised Acquiror that CSC procured financing in order to acquire the Cold Springs Project and such financing is secured by a first mortgage lien encumbering the Cold Springs Project (the "Existing Mortgage"). To Contributor's knowledge, each of Contributor and CSC has complied with the terms of, and all notices or correspondence received from the holder of, the promissory note evidencing the loan (the "Existing Loan") secured by the Existing Mortgage (the "Existing Note"), the Existing Mortgage, and all other documents securing the Existing Note (collectively, with the Existing Loan and the Existing Note, the "Existing Loan Documents"). Contributor or CSC has paid all sums due under the Existing Loan Documents. To Contributor's knowledge, the Existing Note and Existing Mortgage are in full force and effect. To Contributor's knowledge, neither Contributor nor CSC is in default under the Existing Loan Documents, nor has there occurred any event which, with the giving of notice and/or the passage of time, would constitute a default by Contributor or CSC thereunder or under any of the Existing Loan Documents.

          xiv) Condemnation. Contributor has no knowledge, of pending or contemplated condemnation or other governmental taking proceedings affecting all or any part of the Cold Springs Project.

          xv) Easements and Other Agreements. Contributor has no knowledge, and neither Contributor nor CSC has received any written notice alleging, that either Contributor or CSC is in default in complying with the terms and provisions of any of the covenants, conditions, restrictions, rights-of-way or easements constituting one or more of the Permitted Exceptions.

          xvi) Title to Interests. (a) Contributor is the sole legal and beneficial holder of the Contributed Interests; (b) Contributor has good and marketable title to the Contributed Interests free and clear of any charges, claims, rights or options to purchase, liens, pledges, encumbrances, security interests or restrictions whatsoever; (c) Contributor has the full and unrestricted right to exercise any and all powers granted to it pursuant to the certificate of limited liability company of CSC, the operating agreement of CSC and all other organizational documents of CSC pursuant to which CSC is organized or authorized to do business (collectively, the "Organizational Documents"); (d) Contributor has the right to transfer absolute ownership of the Contributed Interests to Acquiror or the Operating Partnership, as the case may be; (e) Contributor is not in default of its obligations to CSC pursuant to the Organizational Documents; (f) all of the Contributed Interests have been fully paid and are non-assessable; and (g) Contributor has no legal obligation, absolute or contingent, to any other person or entity to sell, transfer, convey, assign or otherwise dispose of the Contributed Interests or to enter into any agreement with respect thereto.

          xvii) Ownership of the LLC. As of the Phase I Closing Date, Contributor will own 100% of the outstanding membership interests in CSC and no person other than Contributor (and, upon the Phase I Closing, Acquiror or the Operating Partnership) shall have any right, claim or interest in the profits and losses of CSC. Upon the Phase I Closing, Contributor shall convey 100% of its limited liability company membership interests in CSC to Acquiror and Acquiror (or the Operating Partnership) will receive from Contributor 100% of the limited liability company membership interests in CSC.

          xviii) Tax-Related Issues. CSC has filed or caused to be filed in a timely manner (within any applicable extension periods) all tax, information or other returns required to be filed by the Code or by applicable state, or local tax laws (collectively, "Tax Returns"). Such Tax Returns are true, correct and complete in all material respects, and all federal, state or local income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, unemployment, disability, personal property, sales, use, transfer, registration, estimated, or other tax of any kind whatsoever, including any interest, penalty or other addition thereto, whether disputed or not (collectively, "Taxes") due, and Taxes due in respect of any person for which CSC had an obligation to withhold and/or otherwise pay over Taxes, have been timely paid in full or will be timely paid in full by the due date thereof (and whether or not shown on a Tax Return). With respect to any taxable year for which a statute of limitations (or similar provision) has not yet run, none of the Tax Returns of CSC has been audited by a government or taxing authority, nor is any such audit or other proceeding in process, pending, or threatened, in writing, with respect to Taxes (or the collection of Taxes) of CSC, and CSC has not received written notice that it has not filed a Tax Return or not paid Taxes required to be filed, withheld, or paid by it. CSC has disclosed on its federal income tax returns all positions taken therein that could give rise to a substantial understatement penalty within the meaning of Code Section 6662. No claim has ever been made by an authority in a jurisdiction where CSC does not file Tax Returns that it is or may be subject to taxation by that jurisdiction.

          xix) Organizational Documents and Financial Statements. Contributor has delivered true, accurate and complete copies of (i) the Organizational Documents; and (ii) any and all balance sheets, operating statements, tax returns and other comparable filings and records relating to receipts and expenditures by CSC, the net income or loss of CSC, allocation of profits and losses among members of CSC, distributions to members of CSC, capital contributions of members of CSC, and other comparable records (collectively, "Financial Statements"), all of which have been compiled in accordance with generally accepted accounting principles consistently applied and accurately set forth the results of operations of CSC. The Financial Statements accurately set forth the allocation of profit and loss between members of CSC and distributions to and from members of CSC and there has been no material adverse change in the financial condition of CSC since the date of the last Financial Statement.

          xx) Liabilities and Obligations. CSC has no liabilities or obligations (whether absolute, accrued, contingent or otherwise) of any nature whatsoever, except for the Existing Note and Mortgage and except for liabilities and obligations that are expressly set forth in the Financial Statements and accrued and reserved against as therein set forth. No existing member or former member of CSC has made any loans to CSC nor has any existing member or former member of CSC received any loan from CSC, which will not be paid in full and finally and irrevocably released and discharged on or prior to the Phase I Closing. No existing member or former member of CSC is entitled to receive any pay out, earn out, option fee or comparable incentive or "earn out" feature in connection with the transactions contemplated hereby, whether pursuant to the Organizational Documents or any other formal or informal agreement, arrangement or understanding between any member (or any former member of CSC) and CSC, which will remain in effect subsequent to the Phase I Closing. Upon the assignment of the Contributed Interests to Acquiror or the Operating Partnership, as the case may be, pursuant to this First Amendment, Acquiror or the Operating Partnership, as the case may be, shall be legally and beneficially vested with good and indefeasible title to such Contributed Interests, free and clear of any and all liens, claims, charges, restrictions and/or encumbrances.

7. Pre-Closing Covenants. Contributor hereby covenants with Acquiror as follows:

     a) New Leases. Prior to the Phase I Closing, Contributor shall, and shall cause CSC to, neither amend any Cold Springs Lease in any economic or other material respect nor execute any new lease, license, or other agreement affecting the ownership or operation of any portion of the Cold Springs Project or for personal property, equipment, or vehicles, without Acquiror's prior written approval (which approval shall automatically be deemed given if not disapproved, in writing, within five business days following Contributor's written request for approval).

     b) New Contracts. Prior to the Phase I Closing, Contributor shall, and shall cause CSC to, not enter into any contract with respect to the ownership and operation of all or any portion of the Cold Springs Project that will survive the Phase I Closing, or that would otherwise affect the use, operation or enjoyment of the Cold Springs Project, without Acquiror's prior written approval (which approval shall automatically be deemed given if not disapproved, in writing, within five business days following Contributor's written request for approval), except for service contracts entered into in the ordinary course of business that are terminable, without penalty, on not more than 60 days' notice, for which no consent shall be required.

     c) Operation of Project. Prior to the Phase I Closing, Contributor shall, and shall cause CSC to, operate and manage the Cold Springs Project in the same manner as in effect on the Amendment Date, maintaining present services (including, but not limited to, pest control), and shall maintain the Cold Springs Project in good repair and working order; shall keep on hand sufficient materials, supplies, equipment and other personal property for the efficient operation and management of the Cold Springs Project in the same manner as in effect on the Amendment Date; and shall perform, when due, all of Contributor's and CSC's obligations under the Cold Springs Leases, and other agreements relating to the Cold Springs Project and otherwise in accordance with applicable laws, ordinances, rules and regulations affecting the Cold Springs Project. Except as otherwise specifically provided herein, the Cold Springs Project shall be, at the Phase I Closing, in substantially the same condition it is in on the Amendment Date, reasonable wear and tear and casualty excepted. None of the Cold Springs Personal Property, fixtures or Cold Springs Inventory shall be removed from the Cold Springs Project, unless replaced by personal property, fixtures or inventory of equal or greater utility and value.

     d) Pre-Closing Expenses. Contributor or CSC has paid or will pay in full, prior to the Phase I Closing, all bills and invoices for labor, goods, material and services of any kind relating to the Cold Springs Project and utility charges, if and to the extent that such charges relate to the period of CSC's ownership of the Cold Springs Project.

     e) No Assignment. After the Amendment Date and prior to the Phase I Closing, Contributor shall not, and Contributor shall cause CSC to not, assign, alienate, lien, encumber or otherwise transfer all or any part of the Cold Springs Project or any interest in it.

     f) Change in Conditions. Contributor shall promptly notify Acquiror of any change in any condition with respect to CSC or the Cold Springs Project or of the occurrence of any event or circumstance that makes any representation or warranty of Contributor to Acquiror under this First Amendment untrue or misleading, in any material respect, or any covenant of Acquiror under this First Amendment incapable or less likely of being performed, in any material respect.

     g) No Change to Organizational Documents. From the date of this First Amendment through and including the Phase I Closing Date, neither Contributor nor CSC shall amend or alter its Organization Documents, unless otherwise required hereunder to effectuate the transactions contemplated hereby, provided such amendment is consented to in writing by Acquiror (which consent shall not be unreasonably withheld or delayed).

8.   Additional Conditions Precedent to Closing.

     a) Loan Assumption. At the Phase I Closing, Contributor shall deliver from the secured party pursuant to the Existing Loan Documents: (i) a written consent ("Lender's Consent") to the acquisition by, and sale, transfer, conveyance and assignment to Acquiror or the Operating Partnership of, 100% of the limited liability membership interests of CSC, and (ii) an estoppel certificate (the "Loan Estoppel") made for the benefit of Acquiror and the Operating Partnership, certifying as to: the absence of any default by CSC pursuant to the Existing Loan Documents; the outstanding principal balance of the Existing Note and any accrued and unpaid interest thereon; the monthly principal and/or interest due under the Existing Note; the maturity date of the Existing Note; any escrow requirements pursuant to the Existing Loan Documents; any and all fees applicable to either the assumption of the Existing Loan Documents by Acquiror or the acquisition by, and sale, transfer, conveyance and assignment to, Acquiror or the Operating Partnership of 100% of the limited liability company membership interests in CSC, and such other matters as Acquiror may reasonably require.

9. Estoppel Certificates from Tenants. It shall be an Acquiror's Condition Precedent that Contributor shall have obtained and delivered to Acquiror, on or prior to the Phase I Closing Date, a tenant's estoppel certificate (the "Estoppel Certificate"), dated no earlier than 60 days prior to the Phase I Closing Date, from at least 80% (by square footage) of the Tenants at the Cold Springs Project. If Contributor fails to obtain an Estoppel Certificate from any Tenant, Acquiror's sole remedy shall be to either (i) terminate the Contribution Agreement because of non-satisfaction of an Acquiror's Condition Precedent; or (ii) proceed to close and accept Contributor's own Estoppel Certificate with respect to each Cold Springs Lease and tenancy for which Contributor fails to procure an Estoppel Certificate from the relevant Tenant (and any Estoppel Certificate so executed by Contributor shall also be tailored, in a manner mutually and reasonably acceptable to Acquiror and Contributor, to reflect its issuance by Contributor, rather than the Tenant in question).

10.  Closing Deliveries.

     a) Contributor's. At the Phase I Closing (or such other times as may be specified below), Contributor shall deliver or cause to be delivered to Acquiror the following, in form and substance reasonably acceptable to Acquiror and its counsel:

          i)   Contributed Interests.

               a) Assignments of Membership Interests. An "Assignment of Membership Interests," duly executed by Contributor, such that the Contributed Interests are conveyed to Acquiror or the Operating Partnership, free and clear of all liens, claims and encumbrances.

               b) Consent, Confirmation and Agreement. A "Certificate of Consent, Confirmation and Agreement" duly executed by Contributor, whereby Contributor (x) releases and forever discharges CSC from any and all claims, demands, causes of actions, damages or rights Contributor may have against CSC, whether in its capacity as a former member of CSC or otherwise; (y) consents, as a member of CSC, to the sale, transfer, conveyance and assignment of all of the Contributed Interests in CSC to Acquiror or the Operating Partnership; and (z) consents to the resignation of the existing general partner(s) or manager(s), as the case may be, of CSC and the appointment of a successor general partner designated by Acquiror on or prior to the Phase I Closing.

          ii)  Cold Springs Project.

               a) Leases. Originals (to the extent in CSC's possession) of all of the Cold Springs Leases.

               b) Keys. Keys (to the extent in CSC's possession) to all locks located at the Cold Springs Project.

               c) Affidavit of Title and ALTA Statement. An Affidavit of Title (or comparable document) as required by the Title Company in the state in which the Cold Springs Project is located as a condition to the deletion of the general exceptions of Schedule B, Section 2 of each Title Policy, executed by CSC and, if required, Contributor and in form and substance reasonably acceptable to the Title Company and to Acquiror.

               d) Letters to Tenants. Letters executed by the Contributor, and, if applicable, its management agent, and Acquiror, addressed to all

                    Tenants, in the form reasonably and mutually agreed to by Acquiror and Contributor.

               e) Title Policy. The Title Policy (or "marked-up" title commitment) issued by the Title Company, dated as of the Phase I Closing Date, in accordance with the requirements of
                    Section 5 (it being understood that Contributor will provide any certificates or undertakings required in order to induce the Title Company to insure over any "gap" period resulting from any delay in recording of documents or later-dating the title insurance file).

               f) Plans and Specifications. All (if any) plans and specifications relating to the Cold Springs Project in Contributor's possession.

               g) Entity Transfer Certificate. Entity transfer certification confirming that CSC is a "United States Person" within the meaning of Section 1445 of the Internal Revenue Code of 1986, as amended.

               h) Rent Roll. A rent roll, prepared as of the Phase I Closing Date, certified by Contributor to be true, complete and correct, in all material respects, through the Phase I Closing Date.

               i) Loan Assumption Documents. The Lender's Consent and the Loan Estoppel, each as described in Section 8.

11. Conflict. In the event of a conflict between the terms and provisions of the Contribution Agreement and this First Amendment, the terms and provisions of this First Amendment shall control in all events.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment on the date first above written.

                              CONTRIBUTOR:

                              AMERICAN REAL ESTATE EQUITIES, LLC, a Delaware limited liability company

                              By:  /s/ Duane H. Lund
                                   --------------------------------------------
                              Name: Duane H. Lund
                              Title: President

                              ACQUIROR:

                              WELLINGTON PROPERTIES TRUST, a Maryland real estate investment trust


                              By:  /s/ Robert F. Rice
                                   --------------------------------------------
                              Name: Robert F. Rice
                              Title: Executive Vice President

                              OPERATING PARTNERSHIP:

                              WELLINGTON PROPERTIES INVESTMENTS, L.P., a
                              Delaware limited partnership

                              By: Wellington Properties Trust, a Maryland real estate investment trust

                              By:  /s/ Robert F. Rice
                                   --------------------------------------------
                              Name: Robert F. Rice
                              Title: Executive Vice President

                              LP UNIT RECIPIENTS:

                              WLPT FUNDING, LLC, a Delaware limited liability company

                              By:  /s/ Duane H. Lund
                                   --------------------------------------------
                              Name: Duane H. Lund
                              Title: Manager

                              LAMBERT EQUITIES II, LLC, a Delaware limited liability company

                              By:  /s/ Paul T. Lambert
                                   --------------------------------------------
                              Name: Paul T. Lambert
                              Title: Managing Member


                                            /s/ Steven B. Hoyt
                              -------------------------------------------------
                              Steven B. Hoyt

                                   EXHIBIT A

                             The Phase I Contracts

PROJECT                  CONTRACT                      STREET ADDRESS             CITY/STATE          COUNTY              SQUARE
-------                  --------                      --------------             ----------          ------              ------
CONTRACT                                                                                                                  FOOTAGE/
--------                                                                                                                  --------
   NO.                                                                                                                    ACREAGE
   ---                                                                                                                    -------
    1          HOYT PROPERTIES(1)                                                                                           879,951
               Signed August 26, 1998

    2          COLD SPRINGS CENTER                     4150 2nd St. S              St. Cloud, MN        Stearns              77,533
               Signed August 6, 1998 by and
               between Rock Properties, a
               Minnesota general partnership
               and American Real Estate Equities,
               LLC, a Delaware limited liability
               company

    3          FELD PORTFOLIO                          300 North Madison St        Green Bay, WI        Brown                70,018
               Signed August 7, 1998 by and            916-926 Willard Drive       Green Bay, WI        Brown                44,402
               between Edwin R. Feld &                 2321 San Luis Place         Green Bay, WI        Brown                11,747
               Associates, a Wisconsin                 727/735 Walnut Street       Green Bay, WI        Brown                10,655
               general partnership and Golden          414 East Walnut Street      Green Bay, WI        Brown                25,357
               Acres, Inc.                             225 Monroe South            Green Bay, WI        Brown                15,907
                                                       3000 Riverside Drive        Green Bay, WI        Brown                12,839
                                                       2990 Voyager Drive          Green Bay, WI        Brown                19,200

    4          STONEGATE PORTFOLIO
               Signed August 26, 1998 by and
               between Wellington Properties
               Trust, a Maryland real estate
               investment trust and American Real
               Estate Equities, LLC, a Delaware
               limited liability company with
               Stonegate Properties

               Northwest Corporate Centre I            100-400 Higgins Road        Hoffman Estates, IL Cook                  87,271
                Limited Partnership
               Northwest Corporate Centre II and III   500-800 Higgins Road        Hoffman Estates, IL Cook                  87,200
                Limited Partnership
               Northwest Corporate Centre II and III   900-1200 Hassel Road        Hoffman Estates, IL Cook                  87,550
                Limited Partnership
               Northwest Tech Limited Partnership      1500 Tech Center            Hoffman Estates, IL Cook                  71,139
               Tollway Industrial Center Limited       2200 N. Stonington Avenue   Hoffman Estates, IL Cook                  37,423
                 Partnership
               Tollway Industrial Center Limited       2400 West Hassel Road       Hoffman Estates, IL Cook                  35,317
                 Partnership

    5          APPLE VALLEY PORTFOLIO (2)                                                                                   168,873
               Signed August 17, 1998

               (1)  See attached Exhibit A to Hoyt's contract
               (2)  See attached Exhibit A to Apple Valley contract
                                                                                     TOTAL SQUARE FOOTAGE/ACREAGE         1,742,382


                              EXISTING PROPERTIES

                                                                                                         SQUARE
                                                                                                         FOOTAGE/
               STREET ADDRESS                     CITY/STATE                    COUNTY                   ACREAGE
               --------------                     ----------                    ------                   -------
               1100 Grand Avenue                  Schofield, WI                 Marathon                   65,184
               3019 Maple Valley Drive            Madison, WI                   Dane                      273,698

                                                                          TOTAL SQUARE FOOTAGE/ACREAGE:   338,882

                           EXHIBIT A-HOYT PORTFOLIO

                                 THE PROJECTS

                                                                                                                            SQUARE
                                                                                                                            ------
PROJECT                                                                                                                    FOORTAGE/
                                                                                                                           ---------
NUMBER                    CONTRIBUTOR                        STREET ADDRESS                CITY/STATE         COUNTY        ACREAGE
------                    -----------                        --------------                ----------         ------        -------
  1    Ailcron LLC                                    Cirrus Industries               Duluth , MN          St. Louis        138,000
  2    Cedar Investments                              Phillsbury Business Center      Bloomington, MN      Hennepin          42,460
  3    Burnsville Bluffs Limited Partnership          Burnsville Bluffs II            Burnsville, MN       Dakota            45,040
  4    Cliff Six, Inc.                                Nicollet Business VI            Burnsville, MN       Dakota            50,291
  5    Bluffs West Partnership                        Nicollet Business VII           Burnsville, MN       Dakota           118,400
  6    Steven B. Hoyt                                 7300 Boone                      Brooklyn Park, MN    Hennepin          50,000
  7    Thresher Square Partnership (west);            Thresher Square East/West       Minneapolis, MN      Hennepin         119,272
       Thresher Square Limited Partnership (east)
  8    Steven B. Hoyt                                 2030 Cliff Road                 Eagan, MN            Dakota            13,374
  9    Complast, Inc.                                 Complast Building               Bloomington, MN      Hennepin          83,733
 10    Park Associates                                Bloomington Business Ctr        Bloomington, MN      Hennepin         121,063
 11    300 First LLC                                  300 North First Avenue          Minneapolis, MN      Hennepin          72,132
 12    Plymouth Partners II                           Plymouth Tech Center I          Plymouth, MN         Hennepin          26,186

                                                                                     TOTAL SQUARE FOOTAGE/ACREAGE:          879,951



                       EXHIBIT A-APPLE VALLEY PORTFOLIO

                                 THE PROJECTS

                                                                                                                            SQUARE
                                                                                                                            ------
PROJECT                                                                                                                    FOOTAGE/
                                                                                                                           -------
NUMBER                    CONTRIBUTOR                        STREET ADDRESS                CITY/STATE         COUNTY        ACREAGE
------                    -----------                        --------------                ----------         ------        -------
  1    AV Development Company                         7300 West 147th Street          Apple Valley,MN      Dakota            58,668
  2    Burnsville Financial Center Partnership        14300 Nicollet Court            Burnsville, MN       Dakota            47,203
  3    AV Commans II, LLP                             15024 Glazier Avenue            Apple Valley, MN     Dakota            63,002

                                                                                      TOTAL SQUARE FOOTAGE/ACREAGE:         168,873

                                  EXHIBIT A-1
                                  -----------

                            THE PHASE II CONTRACTS
                            ----------------------

None.

                                   EXHIBIT B

                             LP UNIT DISTRIBUTION

RECIPIENT                                           LP UNITS
---------                                           --------
Contributor                                          241,176

WLPT Funding, LLC                                   477,677*

Lambert Equities II, LLC                             418,573

Steve Hoyt                                           418,573


* Includes LP Units paid by Contributor to WLPT Funding, LLC as reimbursement for expenses.

                                                                       EXHIBIT B
                                                                       ---------

                            CONTRIBUTION AGREEMENT


                                    Between


                    WELLINGTON PROPERTIES INVESTMENTS, L.P.

                                      And

                       WELLINGTON MANAGEMENT CORPORATION

                          Dated as of August 31, 1998


     IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SECURITIES REFERENCED HEREIN HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISK OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

     THIS CONTRIBUTION AGREEMENT (this "AGREEMENT") is made and entered into as of this 31st day of August, 1998 (the "CONTRACT DATE"), by and among Wellington Management Corporation, a Wisconsin corporation ("CONTRIBUTOR"), and Wellington Properties Investments, L.P., a Delaware limited partnership ("ACQUIROR" or "UPREIT").

                                   RECITALS
                                   --------

     A. Wellington Properties Trust, a Maryland real estate investment trust (the "REIT"), is the sole general partner of Acquiror.

     B. Contributor owns or has the right to acquire 100% of the outstanding membership interests in Wellington Centre Company, LLC, a Wisconsin limited liability company (the "LLC").

     C.   The LLC owns fee title to the Project (as defined below).

     D. Contributor desires to contribute 100% of the outstanding membership interests to Acquiror in exchange for the Contribution Consideration (defined below), all on the terms and subject to the conditions contained in this Agreement.

     1.   CONTRIBUTION.  Contributor agrees to contribute, assign, transfer and
          ------------
convey to Acquiror, and Acquiror agrees to accept and assume from Contributor, for the Contribution Consideration and on the terms and conditions set forth in this Agreement, all of Contributor's right, title and interest in and to (i) the LLC including, but not limited to, the right to receive, for the period subsequent to the contribution hereunder, distributions of money, profits, losses and other assets from the LLC, and (ii) the Project (as defined below), commonly known as Wellington Centre, 18650 W. Corporate Drive, Brookfield, Wisconsin 53045, which includes a 3-story office building (the "BUILDING"), containing 95,367 net rentable square feet (collectively, the "CONTRIBUTED INTERESTS"). For purposes of this Agreement, the term "PROJECT" shall be deemed to mean, collectively: (i) the parcel of land described on EXHIBIT B attached hereto (the "LAND"), together with all rights, easements and interests appurtenant thereto, including, but not limited to, any streets or other public ways adjacent to said Land and any water or mineral rights owned by, or leased to, the LLC; (ii) all improvements located on the Land, including, but not limited to, the Building, and all other structures, systems, and utilities associated with, and utilized by, the LLC in the ownership and operation of the Building (all such improvements being collectively referred to herein as the "IMPROVEMENTS"); (iii) all personal property owned by the LLC and either (A) located on or in the Land or Improvements, or (B) used in connection with the operation and maintenance of the Project, excluding personal property owned by Tenants (as defined below) (collectively, the "PERSONAL PROPERTY"), including, without limitation, all fixtures and other built-in improvements and equipment necessary to operate the Project and all (if any) personal property listed on EXHIBIT C attached hereto; (iv) all building materials, supplies, hardware, carpeting and other inventory owned by the LLC and maintained in connection with the LLC's ownership and operation of the Land and/or Improvements and not owned by Tenants (collectively, the "INVENTORY"); (v) all trademarks, tradenames, development rights and entitlements and other intangible property used or useful in connection with the foregoing

(collectively, the "INTANGIBLE PERSONAL PROPERTY"); and (vi) the LLC's interest in all leases and other agreements to occupy, or concerning the occupancy of, all or any portion of the Land and/or Improvements in effect on the Contract Date or into which the LLC enters prior to Closing (as defined below) [collectively, the "LEASES"].

     2.   CONTRIBUTION CONSIDERATION; LP UNITS; TAX MATTERS.
          -------------------------------------------------

          2.1. GENERAL.  Acquiror may, in its sole and absolute discretion,
               -------
direct Contributor to convey all or some of the Contributed Interests to one or more Affiliates (as defined below) of the REIT or the UPREIT.

          2.2. CONTRIBUTION CONSIDERATION. The consideration to be paid to
               --------------------------
Contributor by Acquiror for all of the Contributed Interests shall consist of the amount (the "CONTRIBUTION CONSIDERATION") calculated in accordance with this
SECTION 2.2. Acquiror shall pay Contributor cash in the amount of $2,403,382 (the "CASH AMOUNT"). The amount in excess of the Cash Amount to be paid to Contributor by Acquiror, as determined by this SECTION 2.2 shall be paid in LP Units (as defined below). The portion of the Contribution Consideration paid in LP Units is herein referred to as the "TOTAL LP UNIT AMOUNT." For purposes of this SECTION 2.2, Contribution Consideration shall be calculated as follows: (A) the "ALLOCATED AMOUNT" assigned to the Project, as provided on EXHIBIT D attached hereto, subject to the next succeeding sentence; minus (B) the sum of
                                                          -----
the "ASSUMED INDEBTEDNESS" with respect to the Project, as provided on EXHIBIT D attached hereto, subject to the next succeeding sentence; minus (C)
                                                          -----
Contributor's Closing Costs (as defined in SECTION 14) paid by Acquiror; minus
                                                                         -----
(D) any prorations described in SECTION 13 ("PRORATIONS") and credited, as of the Closing Date (as defined below), to Acquiror; plus (E) any Prorations
                                                  ----
credited, as of the Closing Date, to Contributor; minus (F) any other
                                                  -----
adjustments described in this Agreement ("ADJUSTMENTS") occurring on or prior to the Closing Date in favor of Acquiror; and plus (G) any Adjustments occurring on
                                           ----
or prior to the Closing Date in favor of the Contributor. The parties agree that, in the event the Closing Statement (as defined below) includes information that differs from that reflected on EXHIBIT D with respect to the Allocated Amount and Assumed Indebtedness, all such information included within the Closing Statement shall be controlling in all such respects. If the above-described calculation of Contribution Consideration would result in a fractional number of LP Units to be delivered to Contributor, the UPREIT shall round that fraction up or down, as the case may be, to the nearest whole number of LP Units. The Project shall be subject to the corresponding items of Assumed Indebtedness. Provided that all conditions precedent to Acquiror's obligations to close as set forth in this Agreement (collectively, "ACQUIROR'S CONDITIONS PRECEDENT") have been satisfied and fulfilled, or waived in writing by Acquiror, the Contribution Consideration shall be paid to Contributor at Closing pursuant to SECTION 2.3.

          2.3. LP UNITS.
               --------

               2.3.1. The Total LP Unit Amount shall be paid by the UPREIT's delivery of Common Units (as that term will be defined in the Partnership Agreement, as defined below) in the UPREIT (the "LP UNITS"). The Total LP Unit Amount and the allocation thereof shall be set forth in the LP Unit Schedule (as defined below). The LP Units shall be redeemable for common shares of beneficial interest of the REIT ("SHARES") or cash (or a combination thereof) in accordance with the redemption procedures described in the Partnership Agreement. Contributor acknowledges that the LP Units are not certificated and that, therefore, the issuance of the LP Units shall be evidenced by the execution and delivery of an addendum to the Partnership Agreement, which addendum shall be executed and delivered by the REIT at Closing (the "ADDENDUM").

               2.3.2.  [INTENTIONALLY OMITTED.]

               2.3.3. For purposes of determining the number of LP Units to be delivered in satisfaction of payment of the Total LP Unit Amount, the Total LP Unit Amount shall be divided by a "UNIT PRICE," which shall be $8.50 per LP Unit.

               2.3.4. Contributor has delivered to Acquiror, or to any other party designated by Acquiror, a completed questionnaire (in substantially the form set forth in EXHIBIT F attached hereto, the "ACCREDITED INVESTOR QUESTIONNAIRE") providing, among other things, information concerning Contributor's status as an accredited investor ("ACCREDITED INVESTOR"), as such term is defined in Regulation D promulgated under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and shall provide or cause to be provided to Acquiror, or to any other party designated by Acquiror, such other information and documentation as may reasonably be requested by Acquiror in furtherance of the issuance of the LP Units as contemplated hereby. Notwithstanding anything contained in this Agreement to the contrary, in the event that, in the reasonable opinion of Acquiror, based on advice of its securities counsel, (x) any such person or entity providing an Accredited Investor Questionnaire is not considered an Accredited Investor, (y) the proposed issuance of LP Units hereunder might not qualify for the exemption from the registration requirements of Section 5 of the Securities Act, or (z) the proposed issuance of LP Units hereunder would violate any applicable federal or state securities laws, rules or regulations, or agreements to which any or all of the REIT and the UPREIT is privy, or any tax-related or other legal rules, agreements or constraints applicable to either or both of the REIT and the UPREIT shall so advise Contributor, in writing (the "REGULATORY VIOLATION NOTICE"). In the event a Regulatory Violation Notice is delivered, this Agreement shall terminate, and no party shall have any further liability hereunder except (i) as otherwise expressly set forth in this Agreement and (ii) to the extent a breach of this Agreement gives rise to, or becomes the basis for, the Regulatory Violation Notice.

               2.3.5. Contributor hereby covenants and agrees that it shall deliver to the UPREIT, or to any other party designated by the UPREIT, any documentation that may be required under the Partnership Agreement or any charter document of the REIT, and such other information and documentation as may reasonably be requested by the UPREIT, at such time as any LP Units are redeemed for Shares ("CONVERSION SHARES"). The preceding covenant shall survive the Closing indefinitely and shall not merge into any of the conveyancing documents delivered at Closing.

               2.3.6. The parties acknowledge that Contributor intends to treat the transfer of the Contributed Interests in exchange for LP Units (the "EXCHANGE") as a tax-free partnership contribution pursuant to Section 721 of the Internal Revenue Code of 1986, as amended (the "CODE"). Acquiror and the REIT shall cooperate in all reasonable respects with Contributor to effectuate such Exchange; provided, however, that:

          (a) The Closing shall not be extended or delayed by reason of such Exchange, unless Acquiror has breached its obligations to Contributor under this Agreement.

          (b) Subject to Acquiror's and the REIT's respective performance and fulfillment in all material respects of the express covenants and conditions contained in this Agreement, neither Acquiror or the REIT warrant, nor shall either of them be responsible for, the federal, state or local tax consequences to Contributor, or any or all of the Shareholders of Contributor, resulting from either
               (i) the transactions contemplated by this Agreement or (ii) the allocation, if any, of losses and liabilities of the UPREIT to Contributor under the Partnership Agreement, the Code or Treasury Regulations promulgated under the Code.

The provisions of this SECTION 2.3.6 shall survive the Closing and shall not merge into any conveyancing documents delivered at Closing.

          2.4. PARTNERSHIP AGREEMENT. For purposes hereof, the term "PARTNERSHIP
               ---------------------
AGREEMENT" shall mean the UPREIT's Limited Partnership Agreement to be entered into prior to the Closing. Promptly after the execution of the Partnership Agreement, Acquiror shall deliver to Contributor a true and complete copy of the fully-executed Partnership Agreement, together with information regarding an investment in the UPREIT (collectively, with the Partnership Agreement, the "INFORMATION STATEMENT") whereupon Contributor shall have five business days in which to review the Information Statement for purposes of determining to make an investment in the UPREIT ("REVIEW PERIOD"). In the event that Contributor fails to advise Acquiror, in writing and prior to the expiration of the Review Period, of Contributor's determination not to invest in the UPREIT, then Contributor shall automatically be deemed to have irrevocably determined to make an investment in the UPREIT pursuant to the terms and subject to the conditions set forth herein and shall thereupon deliver to Acquiror an executed subscription agreement for the acquisition of LP Units in the form included in the Information Statement. If Contributor advises Acquiror, in writing and prior to the expiration of the Review Period, that Contributor determines not to make an investment in the UPREIT, then this Agreement shall thereupon terminate and neither party shall have any further obligations under this Agreement, except as otherwise specifically provided herein.

          2.5. INFORMATIONAL MATERIALS.  Contributor hereby acknowledges and
               -----------------------
agrees that the ownership of LP Units by it and its rights and obligations as a limited partner of the UPREIT (including, without limitation, its right to transfer, encumber, pledge and exchange LP Units) shall be subject to all of the express limitations, terms, provisions and restrictions set forth in this Agreement and in the Partnership Agreement. In that regard, Contributor hereby covenants and agrees that, at Closing, it shall execute any and all documentation reasonably required by the REIT and the UPREIT to formally memorialize the foregoing (collectively, the "PARTNERSHIP AGREEMENT ADOPTION MATERIALS"). Contributor acknowledges that it has received and reviewed, at or prior to the Contract Date, the following: (i) the Prospectus dated October 20, 1994 (the "PROSPECTUS"), which Prospectus describes the risk factors associated with an equity investment in the REIT; (ii) the REIT's Annual Report on Form 10-K SB for the year ended December 31, 1997 (the "10-K"); (iii) the REIT's Notice of Annual Meeting of Shareholders and Proxy Statement in connection with Acquiror's 1998 Annual Meeting of Shareholders; (iv) the REIT's Quarterly Reports on Form 10-QSB for the quarters ended March 31, 1998 and June 30, 1998; and (v) a General Disclosure Schedule. Contributor acknowledges that, prior to the Closing Date, it: (x) has had an opportunity to obtain and review each document incorporated by reference into any of the materials listed in the previous sentence or in the Information Statement; (y) has had an opportunity to conduct a due diligence review of the affairs of Acquiror; and (z) has been afforded the opportunity to ask questions of, and receive additional information from, the REIT and the UPREIT regarding the REIT and the UPREIT.

          2.6. LOCK-UP PERIOD.  Contributor agrees that for two years (the
               --------------
"LOCK-UP PERIOD") following the Closing, the LP Unit Recipients may not, in any way or to any extent, redeem (pursuant to the Partnership Agreement or otherwise), sell, transfer, assign, pledge or encumber, or otherwise convey any or all of the LP Units issued to Contributor in connection with this transaction and, if applicable, any Conversion Shares. Notwithstanding the preceding limitations: during the Lock-Up Period, Contributor may pledge, grant a security interest in, or otherwise encumber the Shares or the LP Units in accordance with the terms of the Partnership Agreement and Acquiror shall take all reasonable actions required to accommodate such pledge, grant of security interest or encumbrance, but at no out-of-pocket expense to Acquiror. The provisions of this SECTION 2.6 shall survive the Closing for the length of the Lock-Up Period and shall not merge into any of the conveyancing documents delivered at Closing.

          2.7. TRANSFER REQUIREMENTS.  After the Lock-Up Period, Contributor may
               ---------------------
only sell, transfer, assign, pledge or encumber, or otherwise convey any or all of the LP Units issued to Contributor and, if applicable, any Conversion Shares, in strict compliance with this Agreement, the Partnership Agreement, the charter documents of the REIT, the registration and other provisions of the Securities Act (and the rules promulgated thereunder), any state securities laws, the rules of the NASDAQ and the Registration Rights Agreement (as hereinafter defined), in each case as may be applicable. The provisions of this SECTION 2.7 shall survive the Closing indefinitely and shall not merge into any of the conveyancing documents delivered at Closing.

          2.8. VOLUME RESTRICTION.  From and after the expiration of the Lock-Up
               ------------------
Period, the aggregate amount of Shares that Contributor may sell (i) during any 10-trading day period shall not exceed 20% of the average of the daily trading volume of the Shares (as reported in The Wall Street Journal, Midwest Edition) for the 30 trading days immediately preceding the date on which the first sale of Shares during any such 10-day period occurs and (ii) during any calendar year shall not exceed one-third of the Conversion Shares issuable upon redemption of the aggregate amount of LP Units issued to Contributor at Closing. The provisions of this SECTION 2.8 shall survive the Closing indefinitely and shall not merge into any of the conveyancing documents delivered at Closing.

          2.9.   REGISTRATION RIGHTS.  At Closing, Acquiror shall cause the REIT
                 -------------------
to enter into a registration rights agreement (the "REGISTRATION RIGHTS AGREEMENT"), granting Contributor the right, upon reasonable notice, to have its Conversion Shares registered under the Securities Act in connection with any other such registration undertaken by the REIT.

          2.10.  PARTNERSHIP LIABILITIES AND SALES OF PROJECT.
                 --------------------------------------------

                 2.10.1. Subject to the last sentence of this SECTION 2.10.1 and the provisions of SECTION 2.10.2 hereof, for a period of two years following the Closing Date (the "NON-TAXABLE DISPOSITION PERIOD"), the REIT and the UPREIT shall use their good faith, reasonable and diligent efforts:

          (a) To cause any sale or other voluntary disposition (other than through a deed in lieu of foreclosure; a foreclosure action; an act of eminent domain; or the exercise of a purchase option, right of first refusal option or similar option by a Tenant) of the Project (and all assets received in exchange for the Project in which the REIT or the UPREIT has an adjusted tax basis substituted from that of the Project) to qualify for non-recognition of gain under the Code (for example, by means of exchanges contemplated under Code Sections 351, 354, 355, 368, 721, 1031 or 1033), in the manner as the Code provides from time to time (the "NON-RECOGNITION CODE PROVISIONS"); provided, however, that the foregoing shall not require the REIT and the UPREIT, in their sole and absolute discretion, to sell, or otherwise dispose of, or prevent the REIT and the UPREIT, in their sole and absolute discretion, from selling or otherwise disposing of, the Project in a transaction that would result in a loss for federal income tax purposes;

          (b) To avoid a distribution of property that would cause Contributor to recognize income or gain pursuant to the provisions of either or both of Code Sections 704(c)(1)(B) and 737.

In all events, the Non-Taxable Disposition Period shall terminate with respect to SECTION 2.10.1(A); provided, however, that the provisions of SECTION 2.10.1(A) hereof shall automatically be rendered null and void and shall be of no further force or effect, as of the occurrence of an amendment or other material revision to Code Section 1031 or the Treasury Regulations promulgated thereunder, which amendment or revision materially and, with respect to the REIT and the UPREIT, adversely alters the mechanics for implementing (and/or the tax-treatment of) "like-kind" exchanges of real estate pursuant to such provisions.

                 2.10.2. Notwithstanding the provisions of SECTION 2.10.1, the obligation of either or both of the REIT and the UPREIT to undertake those activities set forth in SECTIONS 2.10.1 hereof shall, in all events, be subject to, and otherwise interpreted consistent with, the REIT's fiduciary and statutory obligations to all partners (both present and future) in the UPREIT, and to its shareholders, both present and future. Further, for purposes of this
SECTION 2.10 and except as otherwise provided in SECTION 2.11.

The provisions of this SECTION 2.10 shall survive the Closing and shall not merge into any of the conveyancing documents delivered at Closing.

          2.11.  NOTICE OF CERTAIN TRANSACTIONS.
                 ------------------------------

                 2.11.1. In the event, on or before the second anniversary of the Closing Date, either of the following (each, a "TAX-RELATED EVENT") is, in the reasonable opinion of either or both of the UPREIT and the REIT, likely to occur: (A) a post-Closing sale of the Project; or (B) an attempt by the UPREIT to effect a transfer of the Project as permitted by SECTION 2.10.1(A) above occurs, but the terms of Section 1031 of the Code or the regulations promulgated thereunder have changed such that the mechanics for implementing a tax-deferred exchange of real estate are materially and adversely altered (whether with respect to the timing required to identify and close upon an exchange property or otherwise) from those mechanics in place as of the Contract Date, and, in any case, provided that the obligations of the REIT and the UPREIT under SECTION
2.10 shall not have otherwise terminated by the terms of such Section, then the UPREIT shall give written notice of such Tax-Related Event (a "TAX-RELATED NOTICE") to Contributor as soon as practicable after the occurrence of such event becomes reasonably likely, or, if later, on the date on which the UPREIT is, in the reasonable judgment of its securities counsel, legally permitted, under applicable federal and state securities laws and regulations, and the rules and regulations of the NASDAQ, to disseminate such Tax-Related Notice to Contributor.

                 2.11.2. After delivering a Tax-Related Notice to Contributor, the UPREIT and the REIT, and their respective independent accountants, attorneys and other representatives and advisors, shall cooperate with Contributor in order to consider strategies proposed by Contributor (it being understood that neither the REIT nor the UPREIT shall have any obligation whatsoever to propose any such strategies), on behalf of Contributor, which strategies are designed or intended to defer or mitigate any recognition of gain under the Code by Contributor or any shareholder of Contributor (any such gain recognition being referred to herein as an "ADVERSE TAX CONSEQUENCE") that may result from a Tax-Related Event, whether such strategies involve Contributor on a basis independent of the REIT and the UPREIT, or in conjunction with the REIT or the UPREIT. Each party shall pay its own fees and expenses incurred in connection with the procedure delineated in this SECTION 2.11.2. In no event shall either the REIT or the UPREIT be required to incur any expense (other than the cost of professional fees and expenses and administrative expenses incurred in complying with this SECTION 2.11) in connection its cooperation under this SECTION 2.11, nor shall any transaction duly approved by the board of trustees of the REIT that results in a Tax-Related Event be required to be suspended, postponed, impeded or otherwise adversely affected by virtue of any potential Adverse Tax Consequence. The provisions of this SECTION 2.11 shall survive the Closing and shall not merge into any of the conveyancing documents delivered at Closing.

     3.  CLOSING. The payment of the Cash Amount and the contribution and
         -------
delivery of LP Units contemplated herein shall be consummated at a closing ("CLOSING") to take place at the offices of Barack Ferrazzano Kirschbaum Perlman & Nagelberg, 333 West Wacker Drive, Suite 2700, Chicago, Illinois 60606, on the basis of a "New-York style" closing with a representative of the Title Company (as defined below) in attendance. The Closing shall occur on September 29, 1998, at 9:30 a.m. Chicago time or at such later time (but in no event later than December 31, 1998) and at such other place as the parties may agree upon in writing (the "CLOSING DATE"). The Closing shall be effective as of 12:01 a.m. Milwaukee time on the Closing Date. Notwithstanding the foregoing, the risk of loss of all or any portion of any or all of the Project shall be borne by Contributor up to and including the actual time of the Closing, and thereafter by Acquiror, subject to the terms and conditions of SECTION 15 below.

     4.  CONTRIBUTOR'S DELIVERIES. To the extent in Contributor's possession or
         ------------------------
control, Contributor shall continue to make available to Acquiror, from and after the Contract Date, at reasonable times and upon reasonable notice, all documents, contracts, information, Records (as defined below) and exhibits pertinent to the transaction that is the subject of this Agreement, including, but not limited to, delivery to Acquiror of the documents listed as "CONTRIBUTOR'S DELIVERIES" on EXHIBIT H attached hereto.

     5.  INSPECTION PERIOD.
         -----------------

         5.1.  BASIC PROJECT INSPECTION.  At all times prior to Closing,
               ------------------------
including times following the "INSPECTION PERIOD" (which Inspection Period is defined to be the period from the Contract Date through and including the date that is 45 days after the Contract Date), Acquiror, its agents and representatives shall be entitled to conduct a "BASIC PROJECT INSPECTION," which will include the rights to: (i) enter upon the Land and Improvements, on reasonable notice to Contributor, to perform inspections and tests of the Project, including, but not limited to, inspection, evaluation and testing of the heating, ventilation and air-conditioning systems and all components thereof (collectively, the "HVAC SYSTEM"), all structural and mechanical systems within the Improvements, including, but not limited to, sprinkler systems, power lines and panels, air lines and compressors, automatic doors, tanks, pumps, plumbing, equipment, vehicles, Personal Property, roofs and parking lots; (ii) examine and copy any and all books, records, tax returns, correspondence, financial data, leases, and all other documents and matters, public or private, maintained by Contributor or its agents, relating to receipts and expenditures pertaining to the Project for the three most recent full calendar years and the current calendar year and all contracts, rental agreements and all other documents and matters, public or private, maintained by Contributor or its agents, relating to operations of the Project and the LLC (collectively, the "RECORDS"); (iii) make investigations with regard to zoning, environmental (including, but not limited to, an environmental "Assessment" as specified in SECTION 5.5), building, code, regulatory and other legal or governmental requirements; (iv) make or obtain market studies and real estate tax analyses; and (v) interview Tenants with respect to their current and prospective occupancies.

         5.2.  PROVISION OF INFORMATION TO OTHERS.  In addition, Contributor
               ----------------------------------
shall provide (and shall reasonably cooperate in so providing) Acquiror with copies of, or access to, such factual information as may be reasonably requested by Acquiror, and in the possession or control of Contributor, to enable the REIT to issue (after Closing) one or more press releases concerning the transaction that is the subject of this Agreement, to file a Current Report on Form 8-K (as specified on EXHIBIT I attached hereto), if, as and when such filing may be required by the Securities and Exchange Commission ("SEC") and to make any other filings that may be required by any Governmental Authority (as defined below). The obligation of Contributor to cooperate in providing Acquiror with such information for the REIT to file its Current Report on Form 8-K shall survive the Closing indefinitely and shall not be merged into any of the conveyancing documents delivered at Closing. Without limitation of the foregoing, Acquiror or its designated independent or other accountants may audit the Operating Statements (as defined in EXHIBIT H attached hereto), and Contributor shall supply such documentation as Acquiror or its accountants may reasonably request in order to complete such audit.

         5.3.  TERMINATION RIGHT.  If Acquiror, in its sole and absolute
               -----------------
discretion, determines that the results of any inspection, test or examination do not meet Acquiror's (or its underwriters', investment bankers', lenders', ratings agencies' or investors') criteria for the purchase, financing or operation of the Project in the manner contemplated by Acquiror, including, but not limited to, if any inspection, test or examination reveals the presence of a Hazardous Condition (as defined below), in or upon the Project, or the existence of any USTs (as defined below) on, or under, the Land, or any deficiency or code violation with respect to any aspect of the Project, or if the information disclosed does not otherwise meet Acquiror's investment criteria or underwriting for any reason whatsoever, or if Acquiror, in its sole and absolute discretion, otherwise determines that the Project is unsatisfactory to it, then subject to
SECTION 5.7, Acquiror may terminate this Agreement by written notice to Contributor (the "TERMINATION NOTICE"), given not later than the last day of the Inspection Period (the "APPROVAL DATE"). Upon such termination, this Agreement shall terminate, and neither party shall have any further liability to the other under this Agreement, except as otherwise provided herein.

         5.4.  ADEQUATE CONSIDERATION.  The parties hereto acknowledge that
               ----------------------
Acquiror may expend material sums of money in reliance on Contributor's obligations under this Agreement, in connection with negotiating and executing this Agreement, conducting the inspections contemplated by this SECTION 5 and preparing for Closing, and that Acquiror would not have entered into this Agreement without the availability of an Inspection Period. The parties therefore agree that adequate consideration exists to support Contributor's obligations hereunder, even before expiration of the Inspection Period. Notwithstanding anything to the contrary contained in this Agreement, the effect of any representations, warranties or undertakings made by Contributor in this Agreement shall not be diminished, abrogated, or compromised by the Basic Project Inspection, any Assessment or Additional Assessment (each as defined below), or other inspections, tests or investigations made by Acquiror.

         5.5.  ENVIRONMENTAL ASSESSMENT.  During the Inspection Period, Acquiror
               ------------------------
or Acquiror's agent(s) shall have the right to employ one or more environmental consultants or other professional(s) to perform or complete a so-called "Phase I" environmental inspection and assessment (the "ASSESSMENT") of the Project, and Contributor acknowledges and consents to such Assessment, to the full extent contemplated under ASTM Document E 1527, which describes the "Phase I Environmental Site Assessment Process." Acquiror and its consultants shall also have the right to undertake or complete a technical review of all documentation, reports, plans, studies and information in possession or control of Contributor, or its past or present environmental consultants, concerning or in any way related to the environmental condition of the Project. In order to facilitate the Assessment and technical review, Contributor shall extend its full cooperation (but without out-of-pocket expense to Contributor) to Acquiror and its environmental consultants, including, without limitation, providing access to all files and fully and completely answering all questions. The Assessment shall evaluate the present and past uses of the Project, and the presence on, in, under or at the Land (and on land sufficiently proximate to the Project as to pose the risk of migration, or other adverse effect on the Project) of any Hazardous Materials. In the event that (i) the results of the Assessment or technical review are inconclusive, or (ii) the results of the Assessment or technical review reveal material environmental matters unacceptable to Acquiror, in its sole judgment, then Acquiror, at its sole option, shall have an "ADDITIONAL PERIOD" of up to thirty days following the Inspection Period, to allow for and accommodate additional required inspections and tests (the "ADDITIONAL ASSESSMENT"), whether involving an ASTM "Phase II" evaluation or otherwise. Such Additional Period, if applicable, shall automatically and concomitantly extend the original Inspection Period, Approval Date and Closing Date, on a day-to-day basis, for all relevant purposes hereunder.

         5.6.  DAMAGE DURING INSPECTION.  Acquiror hereby covenants and agrees
               ------------------------
that it shall cause all studies, investigations and inspections (including, but not limited to, the Assessment and Additional Assessment, if any), performed at the Project pursuant to this SECTION 5 to be performed in a manner that does not materially or unreasonably disturb or disrupt the tenancies or business operations of any of the Project's Tenants. In the event that, as a result of Acquiror's exercise of its rights under SECTIONS 5.1 and 5.5, physical damage occurs to the Project, then Acquiror shall promptly repair such damage, at Acquiror's sole cost and expense, so as to return the Project to substantially the same condition as exists immediately prior to the commencement of the Assessment or Additional Assessment, as the case may be. Acquiror hereby indemnifies, protects, defends and holds each Contributor harmless from and against any and all losses, damages, claims, causes of action, judgments, damages, costs and expenses that such Contributor actually suffers or incurs as a direct result of any physical damage caused to, in, or at the Project during the course of, or as a result of, any or all of the studies, investigations and inspections (including, but not limited to, the Assessment and Additional Assessment, if any), that Acquiror elects to perform (or causes to be performed) pursuant to this SECTION 5. The provisions of this SECTION 5.6 shall survive the Closing and shall not merge into any instrument of conveyance delivered at Closing.

         5.7.  TENANT INTERVIEWS.  Contributor and Acquiror acknowledge that,
               -----------------
notwithstanding any contrary term of SECTION 22.12, Acquiror shall have the right to conduct

Tenant interviews during the Inspection Period, and the disclosure of the existence of this Agreement to the Tenants shall not constitute a breach of the above restriction. Acquiror shall also have the right to issue a press release upon the consummation of the transactions described in this Agreement.

     6.  TITLE AND SURVEY MATTERS.
         ------------------------

         6.1.  TITLE COMMITMENTS.  Within 10 days after the Contract Date,
               -----------------
Contributor shall cause to be delivered to Acquiror a commitment, dated after the Contract Date, issued by Commercial Partners Title, LLC, as agent for Lawyers Title Insurance Corporation (the "TITLE COMPANY"), for an owner's title insurance policy (the "TITLE POLICY"), ALTA Owner's Policy Form B-1992 with respect to the Project, together with legible and complete copies of all recorded documents evidencing title exceptions raised in Schedule B of the title commitment. The title commitment should reflect the full amount of the Allocated Amount for the Project, show fee simple title to the Project in Contributor, free and clear of all liens, claims and encumbrances except for the following items (the "PERMITTED EXCEPTIONS"): (i) those matters that may be approved by Acquiror during the Inspection Period; and (ii) the rights of Tenants as tenants under the Leases. It shall be an Acquiror's Condition Precedent that the Title Policies (or "marked-up" title commitments) shall be in the form described in this SECTION 6.1 and have all standard and general printed exceptions deleted so as to afford full "extended form coverage" (to the extent available in the applicable jurisdiction), and, if and to the extent allowable or available in the applicable jurisdiction, shall further include an owner's comprehensive endorsement, ALTA Zoning Endorsement No. 3.1 (including parking); an endorsement certifying that the bills for the real estate taxes pertaining to the Land and Improvements do not include taxes pertaining to any other real estate; an access endorsement; a contiguity endorsement, if applicable; a subdivision or plat act endorsement; a survey endorsement; a Fairway endorsement; a creditors' rights endorsement; and a non-imputation endorsement. As an Acquiror's Condition Precedent, the commitment shall be later-dated to cover the Closing and the delivery of the Contributed Interests by all of the members of the LLC, consisting of 100% of the outstanding membership interests of the LLC, and the Title Company shall deliver the Title Policy (or "marked-up" title commitment) to Acquiror concurrently with the Closing.

         6.2.  SURVEY.  Within 30 days after the Contract Date, Contributor
               ------
shall deliver to Acquiror, at Contributor's sole cost and expense, an as-built, spotted survey of the Project (the "SURVEY"), prepared by a surveyor(s) duly registered in the state in which the surveyed Project is located, and certified by said surveyor with the form of certification attached hereto as EXHIBIT K. The Survey shall be dated as of a date on or after the Contract Date, and certified to Acquiror, the REIT, Acquiror's designated lender(s), if any, and the Title Company. The Survey shall depict any and all encroachments of the Improvements onto adjoining properties, any and all encroachments of adjacent improvements onto the Project, easements, set-back lines and rights-of-way. The Survey shall comply with any requirements imposed by the Title Company as a condition to the removal of the survey exception from the standard printed exceptions in Schedule B of the title commitment. The Survey shall state the legal description of the Land, the square footage of the Land and each Building, the number and location of all legal parking spaces on each parcel of Land, and shall further state whether any parcel of Land is located in an area designated by an agency of the United States as being subject to flood hazards or flood risks.

         6.3.  DEFECTS AND CURE.  The items described in this SECTION 6 are
               ----------------
collectively referred to as "TITLE EVIDENCE." If the Title Evidence discloses matters not acceptable to Acquiror in its sole and absolute discretion (collectively, the "DEFECTS"), and that have not been waived pursuant to the terms of this SECTION 6, Contributor shall, pursuant to the terms of this
SECTION 6.3, cause such Defects to be cured and removed from the Title Evidence prior to Closing, subject, however, to the following limitations on Contributor's obligations:

               6.3.1. MANDATORY CURE ITEMS. Contributor shall render title to
                      --------------------
the Project free of the following Defects (the "MANDATORY CURE ITEMS"): (A) liens, mortgages, deed of trust or trust deed securing obligations of either Contributor or the LLC (except those liens securing any Assumed Indebtedness), whether described in the title commitment, or first arising or first disclosed by the Title Company to Contributor and Acquiror after the date of the Title Evidence, and whether or not specified by Acquiror in any notice called for by this SECTION 6; (B) any lien or claim not set forth on EXHIBIT J arising as a result of, or due to, or because of, any willful or intentional act or negligent omission of Contributor or the LLC, and whether or not specified by Acquiror in any notice called for by this SECTION 6; (C) any mechanics lien to which Acquiror objects in any notice delivered in accordance with this SECTION 6, or that first arises or is first disclosed by the Title Company to Contributor and Acquiror after the date of the title commitment, and that is based upon a written agreement between either (1) the claimant (a "LIEN CLAIMANT") and either of Contributor or the LLC, or a duly authorized agent of Contributor or the LLC, or (2) the Lien Claimant and any other contractor, supplier or materialman with which Contributor, the LLC, or either of its duly authorized agents has a written agreement; (D) judgment liens against any or all of Contributor, the LLC and the Project; and (E) delinquent tax and assessment liens.

               6.3.2. CURE OF MANDATORY CURE ITEMS.  As an Acquiror's Condition
                      ----------------------------
Precedent, such Mandatory Cure Items shall, at Contributor's expense, be cured and removed by Contributor from the Title Evidence prior to Closing (or insured over by the Title Company, in form and substance reasonably satisfactory to Acquiror). If, prior to Closing, Contributor fails to so cure all Mandatory Cure Items, or if Contributor fails to cause all Mandatory Cure Items to be insured over by the Title Company (to Acquiror's reasonable satisfaction), then Acquiror may either (y) terminate this Agreement by written notice to Contributor, in which event this Agreement shall terminate and neither party shall have any further liability to the other party hereunder, except as otherwise expressly provided herein; or (z) proceed to close by deducting from the Contribution Consideration the amount necessary to cure such Mandatory Cure Items (if such Mandatory Cure Items are of a liquidated nature and an ascertainable monetary amount, or can be endorsed over by the Title Company by the payment or deposit in escrow of a liquidated and ascertainable amount) and/or cause the Title Company to insure and/or endorse over such Mandatory Cure Items, provided that the terms of such insurance and/or endorsements are reasonably satisfactory to Acquiror. If Acquiror fails to make an affirmative election of (y) or (z) above prior to Closing, then Acquiror shall be conclusively deemed to have accepted title to the Project, subject to the Mandatory Defects in question.

               6.3.3. OTHER DEFECTS. Subject to SECTION 6.3.4, Contributor shall
                      -------------
render title to the Project free of the following Defects ("OTHER DEFECTS") that are either (a) not a Mandatory Cure Item or (b) not a Defect about which Contributor notifies Acquiror in writing at least five business days prior to the expiration of the Inspection Period that it shall not be obligated to cure, Contributor shall be required to use good faith, reasonable and diligent efforts to render title to the Project free of such Other Defects prior to Closing.

               6.3.4. CURE OF OTHER DEFECTS.  Notwithstanding anything to the
                      ---------------------
contrary contained in this Agreement, Contributor shall not have any obligation to spend more than $50,000 in its good faith, reasonable and diligent efforts to cure any or all Other Defects encumbering or affecting the Project. If, prior to Closing, Contributor fails to so cure all Other Defects, or if Contributor fails to cause all Other Defects to be insured over by the Title Company (in form and substance reasonably satisfactory to Acquiror), then Acquiror may either (A) terminate this Agreement by written notice to Contributor, in which event neither party shall have any further liability to the other party hereunder, except as otherwise provided herein; or (B) elect to close, subject to the Other Defects, in which event Acquiror may deduct from and reduce the Contribution Consideration by the amount required to cure or insure over the Other Defects, subject, however, to the above specified monetary limitation. If Acquiror fails to make an affirmative election of (A) or (B) above prior to Closing, then Acquiror shall be conclusively deemed to have accepted title to the Project, subject to the Other Defects in question.

     7.  REPRESENTATIONS AND WARRANTIES.
         ------------------------------

         7.1.  CONTRIBUTOR.  Except as otherwise set forth on SCHEDULE 7.1,
               -----------
Contributor represents and warrants to Acquiror that the following matters are true as of the Contract Date and shall be true as of the Closing Date, and covenants as follows:

               7.1.1. PROJECT.
                      -------

                      7.1.1.1. DESCRIPTIVE INFORMATION.  To Contributor's
                               -----------------------
knowledge, the descriptive information concerning the Project set forth in
SECTION 1 and in all exhibits referred to in SECTION 1 is complete, accurate, true and correct, in all material respects.

                      7.1.1.2. TITLE.  The LLC is a single asset limited
                               -----
liability company, the sole asset of which is the Project. The LLC is the legal fee simple titleholder of the Project and, other than with respect to the Permitted Exceptions, has or will at Closing have, good, marketable and insurable title to the Project, free and clear of all mortgages and security interests, leases, agreements and tenancies (other than the Leases), licenses, claims, options, options to purchase, liens, covenants, conditions, restrictions, rights-of-way, easements, judgments and other matters affecting title to the Project.

                      7.1.1.3. CONTRIBUTOR'S DELIVERIES.  To Contributor's
                               ------------------------
knowledge, all of Contributor's Deliveries listed on EXHIBIT H attached hereto and all other items delivered by Contributor pursuant to this Agreement, including, without limitation, those required pursuant to SECTION 4, are true, accurate, correct and complete in all material respects, and fairly present the information set forth in a manner that is not materially misleading. To Contributor's knowledge, the copies of all documents and other agreements delivered or furnished and made available by Contributor to Acquiror pursuant to this Agreement include all of and the only Leases and other written agreements relating to or affecting the ownership and operation of the Project, there being no "side" or other agreements in force or effect, to which either Contributor or the LLC is a party or to which the Project is subject.

                      7.1.1.4. DEFAULTS.  To its knowledge, neither Contributor
                               --------
nor the LLC is in default under any of the documents, recorded or unrecorded, referred to in the title commitment, nor has Contributor or the LLC received any written notice alleging the existence of any such default. To its knowledge, neither Contributor nor the LLC is in default under any of the Major Repair Contracts, Contracts or Governmental Approvals (as such terms are defined in EXHIBIT H attached hereto), nor does Contributor have any knowledge of any written notice alleging the existence of any such default.

                      7.1.1.5. CONTRACTS.  To Contributor's knowledge, each of
                               ---------
Contributor and the LLC has performed all material obligations required to be performed by it under all, and, to its knowledge, is not in default under any, contracts of any kind relating to the management, leasing, operation, maintenance or repair of the Project ("CONTRACTS"). To Contributor's knowledge, all the Contracts may, by the express terms thereof (i) be assigned to Acquiror, by notice to such effect to the appropriate contract party, without penalty or other payment by Contributor, the LLC or Acquiror and (ii) be terminated without penalty or other payment by Contributor or the LLC (or its assignee, including Acquiror, or successor) upon no more than 30 days' prior notice.

                      7.1.1.6. PHYSICAL CONDITION.  To Contributor's knowledge,
                               ------------------
there is no existing patent or latent structural or other physical defect or deficiency in the condition of the Project, or any component or portion thereof, that would or could impair or impose material costs upon the use, occupancy or operation of the Project, and that has not been fully corrected. To Contributor's knowledge, there is no material defect or deficiency in the Improvements, the structural elements thereof, the mechanical systems (including, without limitation, all HVAC System, plumbing, electrical, elevator, security, utility and sprinkler systems) therein, or the roof of any Building, nor, to Contributor's knowledge, has Contributor or the LLC received any written notice from any Tenant or any other party alleging the existence of any such defect or deficiency.

                      7.1.1.7. UTILITIES. To Contributor's knowledge, all water,
                               ---------
sewer, gas, electric, telephone, drainage and other utility equipment, facilities and services required by law or necessary for the operation of the Project as it is now being operated, and as required for operation of the Buildings, are installed and connected pursuant to valid permits, are adequate to service the Project, and are in good operating condition. To Contributor's knowledge, no fact or condition exists that would or could result in the termination or impairment of the furnishing of service to the Project of water, sewer, gas, electric, telephone, drainage or other such utility services. Contributor or the LLC has paid all amounts owing for utility services as of the most recent billing period (except to the extent that Tenants are directly billed for such services).

                      7.1.1.8.  IMPROVEMENTS.  To Contributor's knowledge, the
                                ------------
Improvements were completed and installed in accordance with the Plans (as defined in EXHIBIT H attached hereto), which were approved by all Governmental Authorities having jurisdiction thereover, and do not violate any governmental laws, ordinances, rules or regulations.

                      7.1.1.9.  EMPLOYEES.  To Contributor's knowledge, the LLC
                                ---------
has no and has never had any employees or independent consultants whatsoever. To Contributor's knowledge, neither the LLC nor the Project is subject to any collective bargaining or other agreement or understanding with any labor union, and the LLC is not privy to or involved in any labor or union controversy or other interaction of any kind.

                      7.1.1.10. COMPLIANCE WITH LAWS AND CODES.  Contributor has
                                ------------------------------
no knowledge of the delivery to Contributor or the LLC of any written notice alleging, and Contributor has no knowledge that the Project, and the use and operation of the Project, is not (or the use and operation of any component, portion or area of the Project is not) in compliance with all applicable municipal and other governmental laws, ordinances, regulations, codes, licenses, permits and authorizations. To Contributor's knowledge, there are presently and validly in effect all licenses, permits and other authorizations necessary (including, without limitation, certificates of occupancy) for the use, occupancy and operation of the Project as it is presently being operated, whether required of Contributor, the LLC or any Tenant. To Contributor's knowledge, the Project does not constitute a non-conforming use or non-conforming structure under applicable present zoning laws. To Contributor's knowledge, no zoning, subdivision, environmental, Hazardous Material (as defined below), building code, health, fire, safety or other law, order or regulation is, or on the Closing Date will be, violated by the continued maintenance, operation or use of any Improvements or parking areas in the Project, and neither Contributor nor the LLC has received any written notice alleging the existence of any such violation from any Governmental Authority having jurisdiction over the Project. To Contributor's knowledge, all driveway entrances and exits to the Project are permanent, and no special access or other permits are required to maintain same. To Contributor's knowledge, all existing streets and other improvements, including water lines, sewer lines, sidewalks, curbing and streets, at the Project have been paid for and either enter the Project through adjoining public streets, or, if they enter through private lands, do so in accordance with valid, irrevocable easements running with the ownership of the Project.

                      7.1.1.11. LITIGATION.  To Contributor's knowledge, neither
                                ----------
Contributor nor the LLC has been served with a summons and complaint for any pending or

(nor, to Contributor's knowledge, is there any threatened), judicial, municipal or administrative proceedings affecting the Project or ownership of the Contributed Interests or in which Contributor is or will be a party by reason of Contributor's ownership or operation of the Project or ownership of the Contributed Interests or any portion thereof or in which the LLC is or will be a party for any reason, including, without limitation, proceedings for or involving collections, condemnation, eminent domain, alleged building code or environmental or zoning violations, or personal injuries or property damage alleged to have occurred on the Project or by reason of the condition, use of, or operations on, the Project. To Contributor's knowledge, no attachments, execution proceedings, assignments for the benefit of creditors, insolvency, bankruptcy, reorganization or other proceedings are pending against Contributor, the Contributed Interests or the LLC, or to Contributor's knowledge, threatened against Contributor, the Contributed Interests or the LLC.

          7.1.1.12.   INSURANCE. To Contributor's knowledge, the LLC now has in
                      ---------
force commercially reasonable levels of property, liability and business interruption insurance relating to the Project. Contributor has no knowledge of, and neither Contributor nor the LLC has received any written notice from any insurance carrier alleging the existence of, any defects or inadequacies in the Project that, if not corrected, would result in termination of insurance coverage or increase in the normal and customary cost thereof.

          7.1.1.13.   FINANCIAL INFORMATION. To Contributor's knowledge, all
                      ---------------------
Operating Statements (as defined in EXHIBIT H attached hereto) delivered by Contributor, and all of Contributor's Records, are complete, accurate, true and correct, in all material respects; all of the foregoing have been compiled in accordance with generally accepted accounting principles; and accurately set forth, in all material respects, the results of the operation of the Project for the periods covered. To Contributor's knowledge, there has been no material adverse change in the financial condition or operation of the Project since the period covered by the Operating Statements.

          7.1.1.14.   RE-ZONING. To Contributor's knowledge, there is not now
                      ---------
pending (nor is there threatened) any proceeding for the rezoning of the Project or any portion thereof, or for the taking of any other action by governmental authorities that would have an adverse or impact on the value of the Project or use thereof.

          7.1.1.15.   PERSONAL PROPERTY. To Contributor's knowledge, the
                      -----------------
Personal Property listed in EXHIBIT C attached hereto is all of the personal property owned by the LLC and used in (or necessary for) the operation of the Project. To Contributor's knowledge, all such Personal Property is in good and operable condition and repair, and free of material defects.

          7.1.1.16.   REAL ESTATE TAXES. True and complete copies of the most
                      -----------------
recent real estate "TAX BILL(S)" for (and the only real estate tax bills applicable to) the Project have been delivered to Acquiror. Neither Contributor nor the LLC has received written notice of, nor does either of them have any knowledge of any proposed increase in the assessed valuation or rate of taxation of the Project from that reflected in the most recent Tax

Bills. To Contributor's knowledge, there is not now pending, and Contributor agrees that neither it nor the LLC will, without the prior written consent of Acquiror (which consent shall not be unreasonably withheld or delayed), institute prior to the Closing Date, any proceeding or application for a reduction in the real estate tax assessment of the Project or any other relief for any tax year. To Contributor's knowledge, there are no outstanding agreements with attorneys or consultants with respect to the Tax Bills that will be binding on Acquiror or the LLC or the Project after the Closing. Other than the amounts disclosed by the Tax Bills, to Contributor's knowledge, no other real estate taxes have been, or will be, assessed against the Project, or any portion thereof, in respect of the year 1998 or any prior year, and no special assessments of any kind (special, bond or otherwise) are or have been levied against the Project, or any portion thereof, that are outstanding or unpaid, and, to Contributor's knowledge, none will be levied prior to Closing. To Contributor's knowledge, Contributor or the LLC has paid all real estate taxes presently due and owing with respect to the Project.

          7.1.1.17.   UNITED STATES PERSON. Contributor is a "United States
                      --------------------
Person" within the meaning of Section 1445(f)(3) of the Code, as amended, and shall execute and deliver an "Entity Transferor" certification at Closing.

          7.1.1.18.   EXISTING MORTGAGE(S). EXHIBIT D attached hereto sets forth
                      --------------------
a true, correct and complete schedule of those mortgage(s) or trust deed(s) ("EXISTING MORTGAGES") presently encumbering the Project or any portion thereof. To Contributor's knowledge, each of Contributor and the LLC has complied with the terms of, and all notices or correspondence received from the holder of, the promissory notes evidencing the loans (the "EXISTING LOANS") secured by the Existing Mortgages (the "EXISTING NOTES"), the Existing Mortgages, and all other documents securing the Existing Notes (collectively, with the Existing Loans and the Existing Notes, the "EXISTING LOAN DOCUMENTS"). Contributor or the LLC has paid all sums due under the Existing Notes, Existing Mortgages and Existing Loan Documents. To Contributor's knowledge, the Existing Notes and Existing Mortgages are in full force and effect. To Contributor's knowledge, neither Contributor nor the LLC is in default under the Existing Loan Documents, nor has there not occurred any event which, with the giving of notice and/or the passage of time, or both, would constitute a default by Contributor or the LLC thereunder or under any of the Existing Loan Documents. The Existing Notes may prepaid or assumed without payment of any fee, penalty or additional interest charge.

          7.1.1.19.   CONDEMNATION. Contributor has no knowledge of pending or
                      ------------
contemplated condemnation or other governmental taking proceedings affecting all or any part of the Project.

          7.1.1.20.   EASEMENTS AND OTHER AGREEMENTS. Contributor has no
                      ------------------------------
knowledge, and neither Contributor nor the LLC has received any written notice alleging, that either Contributor or the LLC is in default in complying with the terms and provisions of any of the covenants, conditions, restrictions, rights-of-way or easements constituting one or more of the Permitted Exceptions.

             7.1.1.21.   CERTAIN ASSOCIATIONS. SCHEDULE 7.1 attached hereto
                         --------------------
includes and reflects the only associations (or similar entities) that are charged with enforcing any or all of the terms, covenants, restrictions and other matters contained in any recorded document with respect to the Project to which Contributor, the LLC or any of the Tenants has paid any money during the 12-month period preceding the Closing Date, and the amount of money so paid and the reason for such payment.

             7.1.1.22.   HOLDING PERIODS; USE; CAPITAL EXPENDITURES. For
                         ------------------------------------------
purposes of Code Sections 1223 and 857, the LLC has held the Project for no less than four years prior to the Closing Date. During the four-year period preceding the Closing Date, the LLC held the Project exclusively for the production of rental income and never held the Project primarily for sale in the ordinary course of the LLC's trade or business. If, at any time or from time to time during the four-year period preceding the Closing Date, the LLC has made capital expenditures with respect to the Project, and such expenditures are includible in the adjusted tax basis of the Project for federal income tax purposes, then the aggregate amount of all such capital expenditures made during that four-year period are less than the amount that is 30% of the Allocated Amount.

     7.1.2.  INVESTMENT REPRESENTATION.  Contributor represents that its
             -------------------------
LP Units are being acquired by it with the present intention of holding such LP Units for purposes of investment, and not with a view towards sale or any other distribution. Contributor recognizes that it may be required to bear the economic risk of an investment in the LP Units for an indefinite period of time. Contributor is an Accredited Investor. Contributor has such knowledge and experience in financial and business matters so as to be fully capable of evaluating the merits and risks of an investment in the LP Units. No LP Units will be issued, delivered or distributed to any person or entity who either (i) is a resident of the State of California or New York or (ii) is other than an Accredited Investor with respect to whom there has been delivered to Acquiror satisfactory Accredited Investor Questionnaires confirming the status of such person or entity as an Accredited Investor. Contributor has been furnished with the informational materials described in SECTIONS 2.4 and 2.5 (collectively, the "INFORMATIONAL MATERIALS"), and has read and reviewed the Informational Materials and understands the contents thereof. Contributor has been afforded the opportunity to ask questions of those persons it considers appropriate and to obtain any additional information it desires in respect of the LP Units and the business, operations, conditions (financial and otherwise) and current prospects of Acquiror and the REIT. Contributor has consulted its own financial, legal and tax advisors with respect to the economic, legal and tax consequences of delivery of the LP Units and has not relied on the Informational Materials, Acquiror, the REIT or any of their officers, trustees, affiliates or professional advisors for such advice as to such consequences. Contributor does not require the consent of any of its shareholders in order to consummate the transactions contemplated by this Agreement, including, without limitation, to amend any charter or other governing document of Contributor, and no shareholder of Contributor has been solicited to approve the transactions contemplated by this Agreement. Contributor has its principal place of business in the State of Wisconsin.

     7.1.3.    TITLE TO INTERESTS.  (a) Contributor is the sole legal and
               ------------------
beneficial holder of the Contributed Interests; (b) Contributor has good and marketable title to the Contributed Interests free and clear of any charges, claims, rights or options to purchase, liens, pledges, encumbrances, security interests or restrictions whatsoever; (c) Contributor has the full and unrestricted right to exercise any and all powers granted to it pursuant to the certificate of limited liability company of the LLC, the operating agreement of the LLC and all other organizational documents of the LLC pursuant to which the LLC is organized or authorized to do business (collectively, the "ORGANIZATIONAL DOCUMENTS"); (d) Contributor has the right to transfer absolute ownership of the Contributed Interests to UPREIT or an Affiliate, as the case may be; (e) Contributor is not in default of its obligations to the LLC pursuant to the Organizational Documents; (f) all of the Contributed Interests have been fully paid and are non-assessable; and (g) Contributor has no legal obligation, absolute or contingent, to any other person or entity to sell, transfer, convey, assign or otherwise dispose of the Contributed Interests or to enter into any agreement with respect thereto.

     7.1.4.    OWNERSHIP OF THE LLC. As of the Closing Date, Contributor will
               --------------------
own 100% of the outstanding membership interests in the LLC and no person other than Contributor (and, upon Closing, Acquiror or an Affiliate) shall have any right, claim or interest in the profits and losses of the LLC. Upon Closing, Contributor shall have conveyed 100% of its limited liability company membership interests in the LLC to Acquiror and Acquiror (or an Affiliate) will receive from Contributor collectively 100% of the limited liability company membership interests in the LLC.

     7.1.5.    TAX-RELATED ISSUES. The LLC has filed or caused to be filed in a
               ------------------
timely manner (within any applicable extension periods) all tax, information or other returns required to be filed by the Code or by applicable state, or local tax laws (collectively, "TAX RETURNS"). Such Tax Returns are true, correct and complete in all material respects, and all federal, state or local income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, unemployment, disability, personal property, sales, use, transfer, registration, estimated, or other tax of any kind whatsoever, including any interest, penalty or other addition thereto, whether disputed or not, (collectively, "TAXES") due, and Taxes due in respect of any person for which the LLC had an obligation to withhold and/or otherwise pay over Taxes, have been timely paid in full or will be timely paid in full by the due date thereof (and whether or not shown on a Tax Return). With respect to any taxable year for which a statute of limitations (or similar provision) has not yet run, none of the Tax Returns of the LLC has been audited by a government or taxing authority, nor is any such audit or other proceeding in process, pending, or threatened, in writing, with respect to Taxes (or the collection of Taxes) of the LLC , and the LLC has not received written notice that it has not filed a Tax Return or not paid Taxes required to be filed, withheld, or paid by it. The LLC has disclosed on its federal income tax returns all positions taken therein that could give rise to a substantial understatement penalty within the meaning of Code Section 6662. No claim has ever been made by an authority in a jurisdiction where the LLC does not file Tax Returns that it is or may be subject to taxation by that jurisdiction .

     7.1.6.    AUTHORITY.  The execution and delivery of this Agreement by
               ---------
Contributor and the performance of this Agreement by Contributor has been duly authorized by Contributor, and this Agreement is binding on Contributor and enforceable against it in accordance with its terms. No consent of any creditor, investor, partner, shareholder, tenant-in-common, judicial or administrative body, Governmental Authority, or other governmental body or agency, or other party to such execution, delivery and performance by Contributor is required. Neither the execution of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in a breach of, default under, or acceleration of, any agreement to which Contributor is a party or by which Contributor, the Project (to Contributor's knowledge) or the LLC is bound; or (ii) violate any restriction, court order, agreement or other legal obligation to which any of Contributor, the LLC or the Project (to Contributor's knowledge) is subject.

     7.1.7.    BULK SALES. The contribution of the Contributed Interests by
               ----------
Contributor to Acquiror hereunder and the consummation of the other transactions contemplated by this Agreement are not subject to, and does not subject Acquiror to, any liability for income tax, retail sales tax or bulk sales obligation under applicable Wisconsin law.

     7.1.8.    ORGANIZATIONAL DOCUMENTS AND FINANCIAL STATEMENTS.
               -------------------------------------------------
Contributor has delivered true, accurate and complete copies of (i) the Organizational Documents; and (ii) any and all balance sheets, operating statements, tax returns and other comparable filings and records relating to receipts and expenditures by the LLC, the net income or loss of the LLC, allocation of profits and losses among members of the LLC, distributions to members of the LLC, capital contributions of members of the LLC, and other comparable records (collectively, "FINANCIAL STATEMENTS"), all of which have been compiled in accordance with generally accepted accounting principles consistently applied and accurately set forth the results of operations of the LLC. The Financial Statements accurately set forth the allocation of profit and loss between members of the LLC and distributions to and from members of the LLC and there has been no material adverse change in the financial condition of the LLC since the date of the last Financial Statement.

     7.1.9.    LIABILITIES AND OBLIGATIONS. Except as set forth in SCHEDULE
               ---------------------------
7.1.9, the LLC has no liabilities or obligations (whether absolute, accrued, contingent or otherwise) of any nature whatsoever, except for liabilities and obligations that are expressly set forth in the Financial Statements and accrued and reserved against as therein set forth. To Contributor's knowledge, SCHEDULE
7.1.9 contains a reasonable estimate by Contributor of the maximum amount which may be payable with respect to liabilities which are not fixed. No existing member or former member of the LLC has made any loans to the LLC nor has any existing member or former member of the LLC received any loan from the LLC, which will not be paid in full and finally and irrevocably released and discharged on or prior to Closing. No existing member or former member of the LLC is entitled to receive any pay out, earn out, option fee or comparable incentive or "earn out" feature in connection with the transactions contemplated hereby, whether pursuant to the Organizational Documents or any other formal or informal agreement, arrangement or understanding between any member (or any former member of the LLC) and the LLC, which will remain in effect subsequent to Closing. Upon the assignment of the Contributed Interests to Acquiror or an Affiliate, as the case may be, pursuant to this Agreement, Acquiror or the Affiliate, as the case may be, shall be legally and beneficially vested with good and indefeasible title to such Contributed Interests, free and clear of any and all liens, claims, charges, restrictions and/or encumbrances.

          7.1.10. CONTROL OF RECORDS. The Contributor's Deliveries, including,
                  ------------------
but not limited to, the Financial Statements, with respect to the LLC and the Project (i) are in the possession and control of Contributor and (ii) have been maintained within the possession and control of Contributor since the inception of the ownership of the Project by the LLC.

     7.2. ACQUIROR. Acquiror represents and warrants to Contributor that the
          --------
following matters are true as of the Contract Date and shall be true as of the Closing Date:

          7.2.1.    TAX STATUS. Acquiror will be formed to be classified as a
                    ----------
partnership or a publicly traded partnership taxable as a partnership for federal income tax purposes and not an association taxable as a corporation or a publicly traded partnership taxable as a corporation. The REIT is a real estate investment trust under Sections 856 through 860 of the Code and is in compliance with all of the requirements therefor under such sections of the Code, and the transactions contemplated hereby, including the formation of the Acquiror, shall not affect the status of the REIT as a real estate investment trust under the Code.

          7.2.2.    ACQUIROR AUTHORITY. Acquiror's execution and delivery of
                    ------------------
this Agreement and the consummation of the transaction described herein will have been duly authorized by all appropriate actions and proceedings. Acquiror is a limited partnership duly authorized and validly existing, and in good standing, under Delaware law, and the person(s) signing this Agreement on behalf of Acquiror has the power and authority to enter into and perform this Agreement in accordance with its terms; and at the Closing. No consents of third parties are required in connection with Acquiror's execution, delivery and performance of this Agreement, other than the consent of at least 51% of the REIT's shareholders.

          7.2.3.    EXISTING PROPERTIES. The REIT is the 100% shareholder in two
                    -------------------
Qualified REIT Subsidiaries (each, a "QRS") which own in fee simple the properties (the "EXISTING PROPERTIES"). The Existing Properties, including operating statements and information about any financing relating thereto, are fully and accurately described in the REIT's 10-K.

          7.2.4.    QUALIFICATION.  The REIT is qualified to do business in all
                    -------------
states in which it is required to be so qualified in order to own and manage the Existing Properties. Acquiror is qualified to do business in all states in which it is required to be so qualified in order to own and manage the Project.

          7.2.5.    INFORMATIONAL MATERIALS. The Informational Materials
                    -----------------------
completely and accurately describe the business, operations and other material facts about the REIT.

          7.2.6.    NO MATERIAL ADVERSE CHANGE. Since March 31, 1998, no change
                    --------------------------
has occurred that would have a material adverse effect on either the REIT or the Existing Properties.

          7.2.7.    TERMINATION OF EXISTING FEE AGREEMENTS.  At Closing, neither
                    --------------------------------------
the REIT nor Acquiror shall have any obligation to pay advisory or other brokerage fees to WMC Realty, Inc. ("WRI"), Contributor or any other party; the REIT shall have terminated any agreement containing any such obligation; and the REIT shall have paid no fee or incurred no liability in connection with the termination of any such agreements prior to Closing, except as provided in
SECTION 18 below.

The representations and warranties made in this Agreement by Contributor and Acquiror shall be deemed remade by Contributor or Acquiror, as the case may be, as of the Closing Date with the same force and effect as if, in fact, specifically remade at that time. Except for the representations and warranties made by Contributor that are contained in SECTION 9.2, which shall survive the Closing for a period of two years, all representations and warranties made in this Agreement by Contributor or Acquiror shall survive the Closing for a period of one year. As used in this Agreement with respect to any representation or warranty, the "knowledge" of Contributor refers to the actual knowledge of Arnold Leas and Robert Rice (the "EXECUTIVES"), without duty of inquiry or investigation. Without limiting the foregoing, if Acquiror is specifically notified in any written reports delivered to Acquiror by Contributor, or in the professional written reports and studies prepared for Acquiror as part of the Basic Project Inspection of the untruth of any representation or warranty made by Contributor hereunder, and Acquiror nevertheless elects to close under this Agreement, then Acquiror shall be deemed to have waived the breach in question and shall not assert any post-Closing claim against Contributor with respect to that breach. Such waiver shall not limit Acquiror's right to refuse to close based on Contributor's breach of a representation and warranty under circumstances other than as set forth above.

    8.  PRE-CLOSING COVENANTS.
        ---------------------

          8.1. CONTRIBUTOR.  Contributor hereby covenants with Acquiror as
               -----------
follows:

               8.1.1.    NEW LEASES. Prior to Closing, Contributor shall, and
                         ----------
shall cause the LLC to, neither amend any Lease in any economic or other material respect nor execute any new lease, license, or other agreement affecting the ownership or operation of any portion of the Project or for personal property, equipment, or vehicles, without Acquiror's prior written approval (which approval shall automatically be deemed given if not disapproved, in writing, within five business days following Contributor's written request for approval) .

               8.1.2.    NEW CONTRACTS. Prior to Closing, Contributor shall, and
                         -------------
shall cause the LLC to, not enter into any contract with respect to the ownership and operation of all or any portion of the Project that will survive the Closing, or that would otherwise affect the use, operation or enjoyment of the Project, without Acquiror's prior written approval (which approval shall automatically be deemed given if not disapproved, in writing, within five business days following Contributor's written request for approval), except for service contracts entered into in the ordinary course of business that are terminable, without penalty, on not more than 60 days' notice, for which no consent shall be required.

               8.1.3.    INSURANCE.  The insurance policies described in SECTION
                         ---------
7.1.1.12 above shall remain continuously in force through and including the Closing Date.

               8.1.4.    OPERATION OF PROJECT. Prior to Closing, Contributor
                         --------------------
shall, and shall cause the LLC to, operate and manage the Project in the same manner as in effect on the Contract Date, maintaining present services (including, but not limited to, pest control), and shall maintain the Project in good repair and working order; shall keep on hand sufficient materials, supplies, equipment and other Personal Property for the efficient operation and management of the Project in the same manner as in effect on the Contract Date; and shall perform, when due, all of Contributor's and the LLC's obligations under the Leases, Contracts, Governmental Approvals and other agreements relating to the Project and otherwise in accordance with applicable laws, ordinances, rules and regulations affecting the Project. Except as otherwise specifically provided herein, the Project shall be at Closing in substantially the same condition it is in on the Contract Date, reasonable wear and tear and casualty excepted. None of the Personal Property, fixtures or Inventory shall be removed from the Project, unless replaced by personal property, fixtures or inventory of equal or greater utility and value.

               8.1.5.    PRE-CLOSING EXPENSES. Contributor or the LLC has paid
                         --------------------
or will pay in full, prior to Closing, all bills and invoices for labor, goods, material and services of any kind relating to the Project and utility charges, relating to the period prior to Closing. Except as the parties may otherwise agree herein, any alterations, installations, decorations and other work required to be performed under any and all agreements affecting the Project will be completed and paid for in full by the Closing.

               8.1.6.    NO ASSIGNMENT.  After the Contract Date and prior to
                         -------------
Closing, Contributor shall not, and Contributor shall cause the LLC to not, assign, alienate, lien, encumber or otherwise transfer all or any part of the Project or any interest in any or all of them.

               8.1.7.    CHANGE IN CONDITIONS. Contributor shall promptly notify
                         --------------------
Acquiror of any change in any condition with respect to the LLC or the Project or of the occurrence of any event or circumstance that makes any representation or warranty of Contributor to Acquiror under this Agreement untrue or misleading, in any material respect, or any covenant of Acquiror under this Agreement incapable or less likely of being performed, in any material respect, it being understood that Contributor's obligation to provide notice to Acquiror under this SECTION 8.1.7 shall in no way relieve Contributor of any liability for a breach by Contributor of any of its representations, warranties or covenants under this Agreement.

               8.1.8.    CURE OF VIOLATIONS.  In addition to Contributor's
                         ------------------
obligations under SECTION 9, on or before the Closing Date, Contributor shall cure (or escrow sufficient funds at Closing with the Title Company to cure) (i) all violation(s) of law, code, ordinance or regulation that are the subject of any written notice issued (after the expiration of the Inspection Period) by a Governmental Authority with respect to the Project, and (ii) legal deficiencies discovered at or in the Project or in the LLC or the Organizational Documents before the Closing. Notwithstanding the foregoing, however, the maximum amount that Contributor shall be obligated to expend for the cure of such violations at the Project is $10,000.00; provided, however, that there shall be no monetary limit with respect to curing legal deficiencies with respect to the LLC or the Organizational Documents.

               8.1.9.  NO CHANGE TO ORGANIZATIONAL DOCUMENTS.  From the
                       -------------------------------------
Contract Date through and including the Closing Date, except as contemplated by
SECTION 8.1.8, neither Contributor nor the LLC shall amend or alter its Organization Documents, unless otherwise required hereunder to effectuate the transactions contemplated hereby, provided such amendment is consented to in writing by Acquiror (which consent shall not be unreasonably withheld or delayed).

Except as may otherwise be specifically provided in this Agreement, Acquiror shall have the right to claim a breach of the covenants set forth in this
SECTION 8, and any other covenant of Contributor set forth in this Agreement that specifically obligates it on a pre-Closing basis only, at any time prior to the first anniversary of the Closing. Nothing contained in the immediately preceding sentence shall limit the remedies that may be available to Acquiror in the event that Contributor breaches a post-closing covenant set forth in this Agreement. No covenant made in this Agreement shall be merged into any of the conveyancing documents delivered at Closing.

               8.1.10.  PREDICATES TO CLOSING DELIVERIES.  Contributor shall
                        --------------------------------
take all actions reasonably necessary to allow Contributor to make its Closing Deliveries pursuant to SECTION 12.1.

    9.  ENVIRONMENTAL WARRANTIES AND AGREEMENTS.
        ---------------------------------------
          9.1. DEFINITIONS. Unless the context otherwise requires:
               -----------

               9.1.1. "ENVIRONMENTAL LAW" or "ENVIRONMENTAL LAWS" shall mean all applicable past, present or future federal, state and local statutes, regulations, directives, ordinances, rules, court orders, decrees, arbitration awards and the common law, which pertain to environmental matters, contamination of any type whatsoever or health and safety matters, as such have been amended, modified or supplemented from time to time (including all present and future amendments thereto and re-authorizations thereof). Environmental Laws include, without limitation, those relating to: (a) the manufacture, processing, use, distribution, treatment, storage, disposal, generation or transportation of Hazardous Materials; (b) air, soil, surface, subsurface, groundwater or noise pollution; (c) Releases; (d) protection of wildlife, endangered species, wetlands or natural resources; (e) Tanks; (f) health and safety of employees and other persons; and (g) notification requirements relating to the foregoing. Without limiting the above, Environmental Law also includes the following: (i) the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. (S)(S) 9601 et seq.), as amended ("CERCLA"); (ii) the Solid Waste
                   -- ---
Disposal Act, as amended by the

Resource Conservation and Recovery Act (42 U.S.C. (S)(S) 6901 et seq.), as
                                                              -- ---
amended ("RCRA"); (iii) the Emergency Planning and Community Right to Know Act of 1986 (42 U.S.C. (S)(S) 11001 et seq.), as amended; (iv) the Clean Air Act (42
                                -- ---
U.S.C. (S)(S) 7401 et seq.), as amended; (v) the Clean Water Act (33 U.S.C.
                   -- ---
(S)1251 et seq.), as amended; (vi) the Toxic Substances Control Act (15 U.S.C.
        -- ---
(S) 2601 et seq.), as amended; (vii) the Hazardous Materials Transportation Act
         -- ---
(49 U.S.C. (S)(S) 1801 et seq.), as amended; (viii) the Federal Insecticide,
                       -- ---
Fungicide and Rodenticide Act (7 U.S.C. (S) 136 et seq.), as amended; (ix) the
                                                -- ---
Federal Safe Drinking Water Act (42 U.S.C. (S) 300f et seq.), as amended; (x)
                                                    -- ---
the Federal Radon and Indoor Air Quality Research Act (42 U.S.C. (S) 7401 note, et seq.); (xi) the Occupational Safety and Health Act (29 U.S.C. (S) 651 et
-- ---                                                                   --
seq.), as amended; (xii) any state, county, municipal or local statutes, laws or
---
ordinances similar or analogous to (including counterparts of) any of the statutes listed above; and (xiii) any rules, regulations, directives, orders or the like adopted pursuant to or implementing any of the above.

               9.1.2. "ENVIRONMENTAL PERMIT" or "ENVIRONMENTAL PERMITS" shall mean licenses, certificates, permits, directives, requirements, registrations, government approvals, agreements, authorizations, and consents which are required under or are issued pursuant to an Environmental Law or are otherwise required by Governmental Authorities.

               9.1.3. "GOVERNMENTAL AUTHORITY" or "GOVERNMENTAL AUTHORITIES" shall mean any agency, commission, department or body of any municipal, township, county, local, state or Federal governmental or quasi-governmental regulatory unit, entity or authority having jurisdiction or authority over all or any portion of the Project or the management, operation, use or improvement thereof.

               9.1.4. "HAZARDOUS CONDITION" or "HAZARDOUS CONDITIONS" refers to the existence or presence of any Hazardous Materials on, in, under, or at, the Project (including air, soil and groundwater) or any portion of it.

               9.1.5.  "HAZARDOUS MATERIAL" or "HAZARDOUS MATERIALS" shall mean:

        (a) any chemical, pollutant, contaminant, pesticide, petroleum or petroleum product or by product, radioactive substance, solid waste (hazardous or extremely hazardous), special, dangerous or toxic waste, substance, chemical or material regulated, listed, limited or prohibited under any Environmental Law, including without limitation: (i) friable or damaged asbestos, asbestos-containing material, presumed asbestos-containing material, polychlorinated biphenyls ("PCBS"), solvents and waste oil; (ii) any "hazardous substance" as defined under CERCLA; and (iii) any "hazardous waste" as defined under RCRA; and

        (b) even if not prohibited, listed, limited or regulated by an Environmental Law, all pollutants, contaminants, hazardous, dangerous or toxic chemical materials, wastes or any other substances, including without limitation, any industrial process or pollution control waste (whether or not hazardous within the meaning of RCRA) which could pose a hazard to the environment, or the health and safety of any person or impair the use or value of any portion of the Project.

               9.1.6. "RELEASE" means any spill, discharge, leak, migration, emission, escape, injection, dumping or other release or threatened release of any Hazardous Material into the environment, whether or not notification or reporting to any Governmental Authority was or is required. Release includes, without limitation, historical releases and the meaning of Release as defined under CERCLA.

               9.1.7. "QUALIFIED CONSULTING FIRM" shall mean a first-class nationally or regionally recognized environmental engineering and/or consulting firm.

               9.1.8. "TANK" or "TANKS" means above-ground and underground storage tanks, vessels and related equipment, including appurtenant pipes, lines and fixtures, containing or previously containing any Hazardous Material or fraction thereof.

          9.2. WARRANTIES. Contributor hereby represents and as follows with
               ----------
respect to the Project as of the Contract Date and as of the Closing Date:

               9.2.1. Contributor has made available or delivered to Acquiror originals (or true, complete and accurate copies) of all of the following documents, to the extent they are in Contributor's or the LLC's possession or custody:

          (a) All approvals, plans, specifications, test borings, percolation tests, engineering studies, survey or other environmental data concerning the Project;

          (b) All permits (including Environmental Permits), approvals, registrations, Tank registration and/or closure documentation, certificates, applications, notices, orders, directives, legal pleadings, correspondence or other documents of any nature that Contributor, the LLC, any Tenant, any of the LLC's predecessors-in-title or any tenant of the LLC's predecessors-in-title have submitted to, or received from, any Governmental Authority regarding the Project and their use, compliance or non-compliance with Environmental Laws; and

          (c) The results of any investigation of the Project including, but not limited to, Phase I or Phase II site assessments, asbestos inspection and/or removal reports, tests or investigations of soil or other substrate air, groundwater, surface water, or the building interior, and any testing or investigation results relating to the removal or abandonment of any Tanks from the Project.

               9.2.2. To Contributor's knowledge, the Project has been and continues to be owned and operated in full compliance with all Environmental Laws and Environmental Permits.

               9.2.3. To Contributor's knowledge, there are no pending or threatened: (i) claims, complaints, notices, correspondence or requests for information received by either Contributor or the LLC with respect to any violation or alleged violation of any Environmental Law or Environmental Permit or with respect to any corrective or remedial action for or cleanup of the Project or any portion thereof; and (ii) written correspondence, claims, complaints, notices, or requests for information from or to either Contributor or the LLC regarding any actual, potential or alleged liability or obligation under or violation of any Environmental Law or Environmental Permit with respect to the Project or any portion thereof.

               9.2.4. To Contributor's knowledge, there have been no Releases and, to Contributor's knowledge, there has not been a threatened Release of a Hazardous Material on, in, under or at the Project or any portion thereof.

               9.2.5. To Contributor's knowledge, the Project is not listed, proposed or nominated for listing on the National Priorities List pursuant to CERCLA, the Comprehensive Environmental Response and Liability Information System or on any other similar list of sites under analogous state laws.

               9.2.6. Except as listed and described on SCHEDULE 9.2.6, to Contributor's knowledge, there are no Tanks at, on or under the Project. To Contributor's knowledge, neither Contributor nor the LLC removed, closed or abandoned any Tanks at the Project, and Contributor has no knowledge of the existence, abandonment, closure or removal of Tanks at the Project. To Contributor's knowledge, any and all Tanks that have heretofore been removed from or closed at the Project have been removed or closed in accordance with all Environmental Laws.

               9.2.7. To Contributor's knowledge, there are no PCBs or friable or damaged asbestos at the Project.

               9.2.8. To Contributor's knowledge, there has been no storage, treatment, disposal, generation, transportation or Release of any Hazardous Materials by either Contributor or the LLC, on, in, under or at the Project (or any portion thereof) in violation of, or which could give rise to any claim, obligation or liability under, Environmental Laws.

          9.3. RESERVATION OF RIGHTS.
               ---------------------

               9.3.1. Contributor and Acquiror specifically retain all rights under statutory and common law not explicitly waived or released in this Agreement, including, but not limited to, any rights that may exist under the Environmental Laws to obtain contribution. For purposes of Acquiror "obtaining contribution" pursuant to the preceding sentence only, the parties acknowledge that, as between the parties, Contributor shall be deemed to be the "owner" of the Project prior to the Closing Date.

               9.3.2. Acquiror shall have the right, but not the obligation, to seek recovery for any liabilities, costs, damage, expenses, or losses (collectively, "LOSSES") relating to the environmental condition of the Project, Hazardous Conditions relating to the Project or Environmental Laws relating to the Project it may incur, including, but not limited to, all of its rights to
(x) assert claims, causes of action, demands and suits against any third party ("THIRD-PARTY ACTIONS") concerning Losses which Acquiror has incurred or may incur in the future relating to the Project; (y) retain control of any such Third-Party Actions; and (z) retain in full any and all amounts recovered thereby.

    10. ADDITIONAL CONDITIONS PRECEDENT TO CLOSING.
        ------------------------------------------

        10.1.  ACQUIROR'S CONDITIONS PRECEDENT.  In addition to the other
               -------------------------------
conditions enumerated in this Agreement, the following shall be additional Acquiror's Conditions Precedent:

               10.1.1.  PHYSICAL CONDITION.  The physical condition of the
                        ------------------
Project shall be substantially the same on the Closing Date as on the Contract Date, reasonable wear and tear excepted, unless the alteration of said physical condition is the result of Damage (as defined below).

               10.1.2.  PENDING ACTIONS.  At Closing, there shall be no
                        ---------------
administrative agency, litigation or governmental proceeding of any kind whatsoever, pending or threatened, that, after Closing, would, in Acquiror's reasonable discretion, materially and adversely affect (i) the value or marketability of the Project or the Project as a whole, (ii) the ability of Acquiror to operate any or all of the Project in the manner it is being operated on the Contract Date, or (iii) the LLC or the Contributed Interests.

               10.1.3.  REAL ESTATE TAXES.  As of the Closing Date, there shall
                        -----------------
have been no actual or pending reassessment to increase the value of the Project for the purpose of calculating real estate taxes or any increase in the real estate tax rate applicable to the Project.

               10.1.4.  ZONING.  On the Closing Date, no proceedings shall be
                        ------
pending or threatened that could or would involve the change, redesignation, redefinition or other modification of the zoning classifications of (or any building, environmental, or code requirements applicable to) the Project, or any portion thereof, or any property adjacent to the Project.

               10.1.5.  FLOOD INSURANCE.  As of the Closing Date, if the
                        ---------------
Project is located in a flood plain, Acquiror shall have obtained flood plain insurance in form and substance acceptable to Acquiror.

               10.1.6.  UTILITIES.  On the Closing Date, no moratorium or
                        ---------
proceeding shall be pending or threatened affecting the availability, at regular rates and connection fees, of sewer, water, electric, gas, telephone or other services or utilities servicing the Project.

               10.1.7.  ASSUMED INDEBTEDNESS. Contributor shall provide to
                        --------------------
Acquiror a pay-off letter (the "PAY-OFF LETTER") issued by each mortgagee holding an Existing Mortgage securing any Assumed Indebtedness, setting forth the amount of principal and interest outstanding on the Closing Date. Contributor shall also provide a statement of account from each other creditor holding any Assumed Indebtedness, setting forth the amount necessary to retire such Assumed Indebtedness, which such statement(s) of account shall also constitute Pay-Off Letters for purposes of this Agreement.

        10.2.  CONTRIBUTOR'S ADDITIONAL CONDITIONS PRECEDENT.  The following
               ---------------------------------------------
shall be conditions precedent to Contributor's Obligation to close the transactions contemplated by this Agreement (collectively, "CONTRIBUTOR'S CONDITIONS PRECEDENT"):

               10.2.1.  REPRESENTATIONS AND WARRANTIES.  The representations and
                        ------------------------------
warranties of Acquiror contained in this Agreement shall be true and correct as of the Closing Date, in all material respects, as though such representations and warranties were made on such date.

               10.2.2.  COVENANTS. All covenants of Acquiror and the REIT
                        ---------
required to be performed on or prior to the Closing Date shall have been performed, in all material respects.

        10.3.  MUTUAL CONDITIONS PRECEDENT.  The following shall be additional
               ---------------------------
Conditions Precedent to the obligations of each of Contributor and Acquiror to close hereunder:

               10.3.1.  FINANCING. As of the Closing, Acquiror shall have
                        ---------
entered into, and consummated the loan transaction contemplated under the terms of, one or more agreements with one or more institutional lenders (collectively, "LENDER") to provide acquisition and working capital financing to Acquiror on terms reasonably and mutually acceptable to Contributor and Acquiror.

               10.3.2.  MANAGEMENT AGREEMENTS. As of the Closing, the Acquiror
                        ---------------------
shall have entered into agreements with each of WMC Realty, Inc. and a management company ("HMC") controlled by Steve Hoyt to provide management services to the Acquiror on terms reasonably and mutually acceptable to Contributor and Acquiror and in geographic regions mutually and reasonably determined by Acquiror and Contributor.

               10.3.3.  SHARE OPTIONS. As of the Closing, the REIT shall have
                        -------------
executed documentation to implement those certain equity-based compensation plans (including, but not limited to, a stock option plan) that the REIT and Contributor mutually and reasonably determine are appropriate in connection with the compensation of the REIT's senior management, members of its board of directors, and any other parties to whom Acquiror and Contributor wish to grant such benefits, all as may be permissible pursuant to applicable law.

               10.3.4.  LOAN ASSUMPTION. At Closing, Contributor shall deliver
                        ---------------
from Credit Suisse First Boston Mortgage Capital LLC (or its successor), the secured party pursuant to the applicable Loan Documents encumbering the Project
(i) a consent ("LENDER'S CONSENT") in writing to the acquisition by, and sale, transfer, conveyance and assignment to Acquiror or one or more Affiliates of 100% of the limited liability membership interests of the LLC, and (ii) an estoppel certificate (the "LOAN ESTOPPEL") made for the benefit of Acquiror and its Affiliates, certifying as to: the absence of any default by the LLC pursuant to the Loan Documents; the outstanding principal balance of any Existing Note and any accrued and unpaid interest thereon; the monthly principal and/or interest due under any Existing Note; the maturity date of any Existing Note; any escrow requirements pursuant to the Loan Documents; any and all fees applicable to either the assumption of the Loan Documents by Acquiror or the acquisition by, and sale, transfer, conveyance and assignment to, Acquiror or one or more Affiliates thereof of 100% of the limited liability company membership interests in the LLC, and such other matters as Acquiror may reasonably require.

               10.3.5.  DRIP. As of the Closing, the REIT shall have amended
                        ----
(and restated, if applicable) its existing "Dividend Reinvestment Plan" in a manner mutually and reasonably acceptable to the REIT and Contributor.

               10.3.6.  SHAREHOLDER APPROVAL. All requisite shareholder
                        --------------------
approvals of the REIT shall have been obtained at a special meeting of shareholders. Contributor shall have approved, in its reasonable discretion, all proxy materials distributed to the REIT's shareholders in connection with such special meeting.

               10.3.7.  AMENDED DECLARATION OF TRUST. As of the Closing, an
                        ----------------------------
amended and restated Declaration of Trust of the REIT, in form and substance reasonably and mutually acceptable to Contributor and Acquiror, shall have been filed with the State of Maryland Department of Assessments and Taxation.

               10.3.8.  FORM OF DOCUMENTS.  The form and substance of all
                        -----------------
documents required to be agreed upon by Contributor and Acquiror pursuant to this Agreement shall have been agreed upon.

    11. LEASES-CONDITIONS PRECEDENT AND WARRANTIES WITH RESPECT THERETO.
        ---------------------------------------------------------------

        11.1.  WARRANTIES AS TO LEASES.  With respect to each of the tenants
               -----------------------
listed on the Rent Roll (as defined in EXHIBIT H) provided to Acquiror by Contributor and any other tenants leasing space in the Project as of the Closing Date (collectively, the "TENANTS"), Contributor represents and warrants to Acquiror as of the Contract Date and as of the Closing Date, and except as set forth on SCHEDULE 11.1 as follows:

               11.1.1. To Contributor's knowledge, each of the Leases is in full force and effect strictly according to the terms set forth therein and in the Rent Roll, and has not been modified, amended, or altered, in writing or otherwise. To Contributor's knowledge, each Tenant is legally required to pay all sums and perform all obligations set forth in the Leases, without concessions, abatements, offsets or other bases for relief or adjustment.

               11.1.2. To Contributor's knowledge, all obligations of the lessor under the Leases that accrue to the date of Closing have been performed, including, but not limited to, all required tenant improvements, cash or other inducements, rent abatements or moratoria, installations and construction (for which payment in full has been made in all cases), and each Tenant has unconditionally accepted lessor's performance of such obligations. To Contributor's knowledge, the transactions described herein will not result in a default or an event that, with the giving of notice or the passing of time, or both, will result in a default by the landlord under any Lease. To Contributor's knowledge, no Tenant has asserted (in writing) any offsets, defenses or claims available against rent payable by it or other performance or obligations otherwise due from it under any Lease. To Contributor's knowledge, the LLC has no obligation to perform any tenant improvement for any Tenant other than as set forth in the Leases.

               11.1.3. Except as set forth in the Rent Roll, to Contributor's knowledge, no Tenant is in default under or is in arrears in the payment of any sums or in the performance of any obligations required of it under its Lease.

               11.1.4. To Contributor's knowledge, during the 12-month period immediately preceding the Contract Date, and continuing thereafter to and through the Closing Date: (i) no Tenant has, at any time, been more than 60 days delinquent in its respective payment of any and all sums due under the terms of its respective Lease; (ii) no Tenant has requested, in writing, that either Contributor or the LLC provide that Tenant with any reduction in the Tenant's monetary obligations under its Lease; (iii) no Tenant has expressed to either Contributor or the LLC (in writing) any weakness or material decline in that Tenant's financial condition, nor has any Tenant requested (in writing) that either Contributor or the LLC, in its capacity as landlord, permit the Tenant to sublease its leased premises, or assign its Lease, or terminate its Lease on an accelerated basis; (iv) neither Contributor nor the LLC has "written off" any delinquent sums owed by any Tenant to satisfy its obligation to contribute to the payment of real estate taxes, common area maintenance charges, and insurance premiums; and (v) neither Contributor nor the LLC has had (nor is it currently engaged in) any dispute (evidenced in writing) with any Tenant concerning that Tenant's obligations to make payments under the terms of its Lease toward real estate taxes, insurance premiums and common area maintenance charges or other charges imposed under its Lease.

               11.1.5. Neither base rent ("BASE RENT"), nor regularly payable estimated Tenant contributions or operating expenses, insurance premiums, real estate taxes, common area charges, and similar or other "pass through" or non-base rent items including, without limitation, cost-of-living or so-called "C.P.I." or other such adjustments (collectively, "ADDITIONAL RENT"), nor any other item payable by any Tenant under any Lease has been heretofore prepaid for more than one month nor shall either Contributor or the LLC permit it to be prepaid between the Contract Date and the Closing Date for more than one month.

          11.1.6. To Contributor's knowledge, no guarantor(s) of any Lease has been released or discharged, partially or fully, voluntarily or involuntarily, or by operation of law, from any obligation under or in connection with any Lease or any transaction related thereto.

          11.1.7. To Contributor's knowledge, there are no brokers' commissions, finders' fees, or other charges payable or to become payable to any third party on behalf of either Contributor or the LLC as a result of or in connection with any Lease or any transaction related thereto, including, but not limited to, any exercised or unexercised option(s) to expand or renew.

          11.1.8. To Contributor's knowledge, no Tenant or any other party has asserted (in writing) any claim (other than for customary refund at the expiration of a Lease) to all or any part of any security deposit. Other than as set forth in the Rent Roll, neither Contributor nor the LLC has applied any security deposit proceeds for its own benefit with respect to any current Tenant.

          11.1.9. To Contributor's knowledge and except as set forth in the Rent Roll, no Tenant has sublet its leased premises; no assignment of any interest in a Lease has been made by any Tenant; and there are no outstanding requests from any Tenants to Contributor, requesting any consent to an assignment of the Tenant's Lease or to a sublease of all or some portion of a Tenant's leased premises.

          11.1.10. To Contributor's knowledge, no controversy, complaint, negotiation or renegotiation, proceeding, suit or litigation relating to all or any of the Leases, is pending or, to Contributor's knowledge, threatened, whether in any tribunal or informally. Contributor acknowledges that it is and shall remain responsible after the Closing Date for defending (or continuing) any such suit, proceeding or other matter relating to periods prior to the Closing Date, and all damages, loss, expenses and costs related thereto.

    11.2. ESTOPPEL CERTIFICATES FROM TENANTS.  It shall be an Acquiror's
          ----------------------------------
Condition Precedent that Contributor shall have obtained and delivered to Acquiror, on or prior to the Closing Date, a tenant's estoppel certificate (the "ESTOPPEL CERTIFICATE"), dated no earlier than 30 days prior to the Closing Date, from at least 80% (by square footage) of the Tenants at the Project. If Contributor is unable to obtain an Estoppel Certificate from any Tenant, Acquiror's sole remedy shall be to either (i) terminate this Agreement because of non-satisfaction of an Acquiror's Condition Precedent; or (ii) proceed to close and accept Contributor's own Estoppel Certificate with respect to the Lease and tenancy for which Contributor fails to procure an Estoppel Certificate from the relevant Tenant (and any Estoppel Certificate so executed by Contributor shall also be tailored, in a manner mutually and reasonably acceptable to Acquiror and Contributor, to reflect its issuance by Contributor, rather than the Tenant in question). Each such Estoppel Certificate shall be substantially in the form attached hereto as EXHIBIT L.

          11.3.  PAYMENT OF LEASING COSTS.  Contributor shall pay, and retains
                 ------------------------
sole and exclusive responsibility for, all expenses incurred or imposed in connection with, or arising out of, the negotiation, execution and delivery of the Leases, including, without limitation, brokers' commissions (including those applicable, if any, to future expansions or renewals by Tenant), leasing fees and recording fees (as well as the cost of all tenant improvements not paid for by Tenants), regardless of whether or not each and every of such expenses is actually due and payable prior to the Closing Date; and Contributor shall be deemed to have certified and warranted payment of all of such expenses to Acquiror at the Closing.

    12.   CLOSING DELIVERIES.
          ------------------

          12.1.  CONTRIBUTOR'S.  At Closing (or such other times as may be
                 -------------
specified below), Contributor shall deliver or cause to be delivered to Acquiror the following, in form and substance reasonable acceptable to Acquiror and its counsel:

                 12.1.1.  CONTRIBUTED INTERESTS.
                          ---------------------

                  12.1.1.1.  ASSIGNMENTS OF MEMBERSHIP INTERESTS.  An
                             -----------------------------------
Assignment of Membership Interests, duly executed by Contributor, such that the Contributed Interests are conveyed to Acquiror or one or more Affiliates, free and clear of all liens, claims and encumbrances.

                  12.1.1.2.  CONSENT, CONFIRMATION AND AGREEMENT.  A
                             -----------------------------------
Certificate of Consent, Confirmation and Agreement duly executed by Contributor, whereby Contributor (x) releases and forever discharges the LLC from any and all claims, demands, causes of actions, damages or rights Contributor may have against the LLC, whether in its capacity as a former member of the LLC or otherwise; (y) consents, as a member of the LLC, to the sale, transfer, conveyance and assignment of all of the Contributed Interests in the LLC to Acquiror or one or more Affiliates; and (z) consents to the resignation of the existing general partner(s) or manager(s), as the case may be, of the LLC and the appointment of a successor general partner designated by Acquiror on or prior to Closing.

                 12.1.2.  PROJECT.
                          -------

                  12.1.2.1.  LEASES. Originals of all of the Leases.
                             ------

                  12.1.2.2.  KEYS.  Keys to all locks located at the Project.
                             ----

                  12.1.2.3.  AFFIDAVIT OF TITLE AND ALTA STATEMENT.  An
                             -------------------------------------
Affidavit of Title (or comparable document) as required by the Title Company in the state in which the Project is located as a condition to the deletion of the general exceptions of Schedule B, Section 2 of each Title Policy, executed by the LLC and, if required, Contributor and in form and substance acceptable to the Title Company and to Acquiror.

               12.1.2.4.     LETTERS TO TENANTS.  Letters executed by the
                             ------------------
Contributor, and, if applicable, its management agent, and Acquiror, addressed to all Tenants, in the form reasonably and mutually agreed to by Acquiror and Contributor.

               12.1.2.5.     TITLE POLICY.  The Title Policy (or "marked-up"
                             ------------
title commitment) issued by the Title Company, dated as of the Closing Date in the amount of the Allocated Amount, in accordance with the requirements of
SECTION 6 (it being understood that Contributor will provide any certificates or undertakings required in order to induce the Title Company to insure over any "gap" period resulting from any delay in recording of documents or later-dating the title insurance file).

               12.1.2.6.     PLANS AND SPECIFICATIONS.  All (if any) plans and
                             ------------------------
specifications relating to the Project in Contributor's possession and control or otherwise available to Contributor.

               12.1.2.7.     TAX BILLS.  Copies of the most currently available
                             ---------
Tax Bills to the extent not previously delivered to Acquiror.

               12.1.2.8.     ENTITY TRANSFER CERTIFICATE.  Entity transfer
                             ---------------------------
certifications confirming that each Contributor is a "United States Person" within the meaning of Section 1445 of the Internal Revenue Code of 1986, as amended.

               12.1.2.9.     RENT ROLL.  A Rent Roll, prepared as of the
                             ---------
Closing Date, certified by Contributor to be true, complete and correct, in all material respects, through the Closing Date.

               12.1.2.10.    PAY-OFF LETTERS.  The Pay-Off Letters with
                             ---------------
respect to the Assumed Indebtedness.

               12.1.2.11.    CERTIFICATES OF OCCUPANCY.  Currently valid
                             -------------------------
certificates of occupancy (or comparable permits or licenses) with respect to the entirety of the Project.

          12.1.3.    CLOSING STATEMENT.  A closing statement (the "CLOSING
                     -----------------
STATEMENT") conforming to the prorations and other relevant provisions of this Agreement duly executed by Contributor.

          12.1.4.    REGISTRATION RIGHTS AGREEMENT AND SUBSCRIPTION AGREEMENTS.
                     ---------------------------------------------------------
The Registration Rights Agreement, dated as of the Closing Date and duly executed by Contributor, and, as required by SECTION 2.4, the Subscription Agreement duly executed by Contributor.

          12.1.5.    PARTNERSHIP AGREEMENT DOCUMENTS.  The Partnership Adoption
                     -------------------------------
Materials, duly executed by Contributor, as well as any documents required under the Partnership Agreement in connection with the admission of an additional limited partner

(including, but not limited to, the Addendum), each of such documents to be duly executed by Contributor (except for the Addendum, which is executed by the REIT only).

          12.1.6.    POWERS OF ATTORNEY.  Originals of all (if any) powers of
                     ------------------
attorney utilized in connection with the transactions described herein and evidence that such powers of attorney are coupled with an interest.

          12.1.7.    CLOSING CERTIFICATE.  A certificate, signed by Contributor,
                     -------------------
certifying to the UPREIT that the representations and warranties of Contributor contained in this Agreement are true and correct as of the Closing Date and that all covenants required to be performed by Contributor prior to the Closing Date have been performed.

          12.1.8.    LOAN ASSUMPTION DOCUMENTS.  The Lender's Consent and the
                     -------------------------
Loan Estoppel, each as described in SECTION 10.3.4.

          12.1.9.    OTHER.  Such other documents and instruments as may
                     -----
reasonably be required by Acquiror (including, without limitation, those of the Contributor's Deliveries in Contributor's possession or control that have not previously been delivered to Acquiror), its (or its underwriters' or lenders') counsel or the Title Company and that may be necessary to consummate the transaction that is the subject of this Agreement and to otherwise give effect to the agreements of the parties hereto.

    12.2. ACQUIROR'S.  As a Contributor's Condition Precedent to Contributor's
          ----------
obligation to close, Acquiror shall cause to be delivered to Contributor the following, each in form and substance reasonably acceptable to Contributor and Acquiror and their respective counsel:

          12.2.1.    REGISTRATION NOTICE.  A notice from the REIT's transfer
                     -------------------
agent, attesting to the registration of the LP Units in the books and records of the UPREIT.
          12.2.2.    PARTNERSHIP AGREEMENT.  A copy of the Partnership
                     ---------------------
Agreement, duly certified by the secretary of the REIT as true, complete and correct.
          12.2.3.    ADDENDUM.  The Addendum, duly executed by the REIT.
                     --------

          12.2.4.    ORGANIZATIONAL DOCUMENTS.  (i) A copy certified by the
                     ------------------------
Secretary of State of the State of Maryland of the Declaration of Trust of the REIT and a certified good standing certificate for the REIT from the State of Maryland; (ii) a copy certified by the Secretary of State of the State of Delaware of (x) the certificate of limited partnership of the UPREIT and (y) a good standing certificate of the UPREIT; (iii) a certified good standing certificate for the REIT and the UPREIT from the State of Wisconsin; and (iv) a copy, certified by the secretary of the REIT, of the resolution of the REIT's board of directors, authorizing the transaction described herein.

          12.2.5.    CLOSING STATEMENT.  A Closing Statement, duly executed by
                     -----------------
Acquiror and the REIT.

               12.2.6.    REGISTRATION RIGHTS AGREEMENT.  The Registration
                          -----------------------------
Rights Agreement, duly executed by the REIT.

               12.2.7.    TENANT LETTERS.  The Tenant Letters, duly executed by
                          --------------
the UPREIT.

               12.2.8.    CERTAIN ACKNOWLEDGMENT.  The written acknowledgment
                          ----------------------
of the REIT with respect to its obligations under this Agreement.

               12.2.9.    OTHER.  Such other documents and instruments as may
                          -----
reasonably be required by Contributor or its counsel or the Title Company and that are necessary to consummate the transaction which is the subject of this Agreement and to otherwise effect the agreements of the parties hereto.

     13.  PRORATIONS AND ADJUSTMENTS.  The following shall be prorated and
          --------------------------
adjusted between Contributor and Acquiror as of the Closing Date, except as otherwise specified:

          13.1. The amount of all security and other Tenant deposits, and interest due thereon, if any, shall be credited to Acquiror or paid to Acquiror at Closing.

          13.2. Acquiror and Contributor shall divide the cost of any closing escrows hereunder equally between them.

          13.3. Water, electricity, sewer, gas, telephone and other utility charges based, to the extent practicable, on final meter readings and final invoices, or, in the event final readings and invoices are not available, based on the most currently available billing information, and reprorated upon issuance of final utility bills.

          13.4. Amounts paid or payable under any Assigned Contracts shall be prorated based, to the extent practicable, on final invoices, or, in the event final invoices are not available, based on the most currently available billing information, and reprorated upon issuance of final invoices.

          13.5. All real estate, personal property and ad valorem taxes (and corresponding fees and penalties, accruing as of, or related to, the Closing
Date) applicable to the Project and levied with respect to calendar year 1998 shall be prorated as of the Closing Date, utilizing the actual final Tax Bills for the Project. Actual 1998 taxes for the Project shall be promptly reprorated upon the issuance of final Tax Bills therefor, and any amounts due from any party to the other shall be paid in cash at that time. Prior to or at Closing, Contributor shall pay or have paid all Tax Bills that are due and payable prior to or on the Closing Date and shall furnish evidence of such payment to Acquiror and the Title Company. Each party's respective obligations to reprorate real estate taxes shall survive the Closing and shall not merge into any conveyancing documents delivered at Closing. All sums accruing prior to the Closing Date under the Existing Notes, Existing Mortgages and Existing Loan Documents shall be paid by (and shall be the responsibility of) Contributor, including, without limitation , all prepayment penalties and any interest in respect of the period following Closing with respect to the prepayment of Assumed Indebtedness at Closing; provided, however, that, Contributor shall receive a credit at Closing for all interest paid by Contributor prior to the Closing Date, but applicable to any period after the Closing Date in connection with any of the Existing Notes. Additionally, at Closing, Acquiror shall receive a credit for all interest actually paid by (or that shall be paid by) Acquiror on a post-Closing basis, but applicable to (and accruing during) a period of time prior to and/or inclusive of the Closing Date, as required pursuant to any of the Existing Notes that are not paid off substantially simultaneously with Closing.

          13.6. All assessments, general or special, shall be prorated as of the Closing Date on a "due date" basis such that Contributor shall be responsible for any installments of assessments which are first due or payable prior to the Closing Date and Acquiror shall be responsible for any installments of assessments which are first due or payable on or after the Closing Date.

          13.7. Commissions of leasing and rental agents for, and tenant improvement costs related to, any Lease entered into as of or prior to the Closing Date, whether with respect to base lease term, future expansions, renewals, or otherwise, shall be paid in full at or prior to Closing by Contributor, without contribution or proration from Acquiror.

          13.8. All payroll, F.I.C.A., accrued vacation and sick pay, employee benefits and employee-related taxes for the period prior to the Closing Date shall be paid in full at or prior to Closing by Contributor, without contribution or proration from Acquiror.

          13.9. All Base Rents and other charges, including, without limitation, all Additional Rent, shall be prorated as of the Closing Date. Acquiror shall receive a credit for any and all prepaid Base Rent and/or Additional Rent paid by or on behalf of any Tenant and applicable to any period after the Closing Date. At the time(s) of final calculation and collection from Tenants of Additional Rent for 1998, there shall be a re-proration between Contributor and Acquiror as to Additional Rent adjustments, with such re-prorations being payable to the appropriate recipient in cash. Such re-proration shall be paid upon Acquiror's presentation of its final accounting to Contributor, certified as to accuracy by Acquiror. At the Closing, no "DELINQUENT RENTS" (rents or other charges that are due as of the Closing) shall be prorated in favor of Contributor. The parties' respective obligations to reprorate Additional Rent shall survive the Closing and shall not merge into any of the conveyancing documents delivered at Closing. Notwithstanding the foregoing, Acquiror shall use reasonable efforts after the Closing Date to collect any Delinquent Rents due to Contributor pursuant to this Section 13.9 from Tenants, but Acquiror shall not be required to sue any Tenants or terminate any Leases. All rents and other charges received by (or for the benefit of) Acquiror or Contributor from any Tenant after the Closing Date (regardless of whether such amounts indicate they are in respect of a period prior to the Closing Date) shall be first applied against current and past due obligations owed to, or for the benefit of, Acquiror (with respect to those obligations accruing subsequent to the Closing Date), and any excess shall be delivered to Contributor, but only to the extent of amounts in default and owed to, and for the benefit of,

Contributor for the period prior to the Closing Date. In no event, however, shall any sums be paid to Contributor to the extent Contributor has been previously reimbursed for such default out of any security deposit and security deposits have been appropriately prorated hereunder. Without limitation of the foregoing in this SECTION 13.9, Contributor shall deliver and properly endorse to Acquiror any rent checks it receives from any Tenant with respect to all or any portion of the period beginning on or after the first day of the calendar month during which the Closing occurs.

          13.10. Contributor shall be responsible for all bills and invoices for labor, goods, material and services of any kind relating to the Project and accruing on or before the Closing Date, which amounts shall be based on the most currently available billing information and shall be reprorated upon issuance of final invoices. Acquiror shall be responsible for bills in connection with labor, goods, materials and services of any kind relating to the Project and accruing after the Closing Date, which amounts shall be based upon the most currently available billing information and shall be reprorated upon issuance of final invoices.

          13.11. Such other items that are customarily prorated in transactions of this nature shall be ratably prorated.

In the event of a discrepancy between the Closing Statement and the prorations described above, the Closing Statement shall govern. For purposes of calculating prorations, Acquiror shall be deemed to be in title to the Project, and therefore entitled to the income therefrom and responsible for the expenses thereof, for the entire Closing Date. Subject to SECTION 13.9 above with respect to delinquent rents, amounts received by Acquiror with respect to any period of time from and after the Closing Date shall belong to Acquiror. All such prorations shall be made on the basis of the actual number of days of the year and month that shall have elapsed as of the Closing Date. Bills received after Closing that relate to expenses incurred, services performed or other amounts allocable to the period prior to the Closing Date shall be paid, in cash, by Contributor, to the extent due and owing. Distributions in respect of the LP Units acquired by Contributor shall begin to accrue from and after the Closing Date (notwithstanding the fact that such date may not be the applicable record date under the Partnership Agreement), and the amount of distributions paid or to be paid to Contributor for any quarter shall be prorated accordingly. The terms of this SECTION 13 shall survive the Closing indefinitely and shall not merge into any conveyancing documents delivered at Closing.

    14.   TRANSACTION EXPENSES. Contributor will pay the cost of the Title
          --------------------
Policy (including any and all endorsements and "date downs" thereto) and the Survey (inclusive of any updates thereof required under this Agreement), all documentary and state, county and municipal transfer taxes relating to the instruments of conveyance contemplated herein. Contributor shall also pay all release fees, prepayment fees and any other fees in connection with the payoff, release and satisfaction of the Existing Mortgages. The aggregate amount of such costs to Contributor is referred to herein as "CONTRIBUTOR'S CLOSING COSTS." If the payment obligation of Contributor with respect to Contributor's Closing Costs is satisfied by Acquiror, the Contribution Consideration otherwise due at Closing shall be reduced by the amount of such Contributor's Closing Costs. Subject to the foregoing, at the Closing, Acquiror shall reimburse Contributor and its affiliates for all costs incurred by each of them, respectively, with respect to the transaction contemplated by this Agreement and that certain Master Contribution Agreement of even date herewith (the "MASTER CONTRIBUTION AGREEMENT") by and between the REIT and American Real Estate Equities, LLC ("AREE"), including, but not limited to, third party consultants' fees and expenses, loan fees, underwriting fees, legal fees, accounting fees, due diligence expenses, closing costs and travel expenses (collectively, "TRANSACTION COSTS"). In the event, however, that the Phase I Closing (as defined in the Master Contribution Agreement) fail to occur on or before December 31, 1998, Contributor understands that AREE, rather than Acquiror, shall be responsible for the payment of all Transaction Costs, except that the REIT shall remain solely responsible for the legal fees due to the Reinhart Boerner firm in Milwaukee.

    15.   DESTRUCTION, LOSS OR DIMINUTION OF PROJECTS. If, prior to Closing, all
          -------------------------------------------
or any portion of the Project is damaged by fire or other natural casualty (collectively, "DAMAGE"), or is taken or made subject to condemnation, eminent domain or other governmental acquisition proceedings (collectively, "EMINENT DOMAIN"), then the following procedures shall apply:

          15.1.  LOW DAMAGE.  If the aggregate cost of repair or replacement in
                 ----------
connection with any Damage at the Project or the value of the Eminent Domain involving the Project (collectively, "REPAIR AND/OR REPLACEMENT") is $50,000 or less, in the mutual and reasonable opinions of Acquiror and Contributor, Acquiror shall close and take the Project in question as diminished by the Damage or Eminent Domain, as the case may be, subject to a reduction in the Contribution Consideration otherwise due at the Closing, in the full amount of the cost of repair and/or replacement. Any casualty insurance or condemnation proceeds shall be the sole property of Contributor.

          15.2.  HIGH DAMAGE.  If the aggregate cost of repair and/or
                 -----------
replacement at the Project is greater than $50,000, in the mutual and reasonable opinions of Acquiror and Contributor, then Acquiror, in its sole and absolute discretion, may elect any of the following options: (i) Acquiror may terminate this Agreement by written notice to Contributor, and neither party shall have any further liability to the other under this Agreement, except as otherwise provided herein; or (ii) Acquiror and Contributor shall proceed to close on the Project subject to an appropriate and commensurate reduction in the Contribution Consideration (which reduction shall include, without limitation, an amount equal to the full cost of repair and/or replacement of the Project; or (iii) Acquiror may proceed to close on the Project, subject to (1) a reduction in the Contribution Consideration equal to $50,000, otherwise due at the Closing and
(2) an assignment of the proceeds of Contributor's or the LLC's, as the case may be, casualty insurance proceeds for all Damage (or condemnation awards for any Eminent Domain) in excess of $50,000, together with payment to Acquiror by Contributor of any uninsured or deductible amount not covered by such proceeds. In such event, Contributor shall fully cooperate with Acquiror in the adjustment and settlement of the insurance claim or governmental acquisition proceeding and if, as of Closing, the insurance proceeds (or condemnation award) assignable to Acquiror shall not have been collected from the insurer or Governmental Authority, then a cash credit in the amount thereof shall be given to Acquiror, to be repaid to Contributor out of and upon Acquiror's actual receipt of insurance proceeds. The proceeds and benefits under any rent loss or business interruption policies attributable to the period following the Closing shall likewise be transferred and paid over (and, if applicable, likewise credited on an interim basis) to Acquiror.

        15.3.  DISPUTES.  In the event of a dispute between Contributor and
               --------
Acquiror with respect to the cost of repair and/or replacement with respect to the matters set forth in this SECTION 15, an engineer designated by Contributor and an engineer designated by Acquiror shall select an independent engineer licensed to practice in the jurisdiction where the Project in question is located who shall resolve such dispute. All fees, costs and expenses of such third engineer so selected shall be shared equally by Acquiror and Contributor.

    16. BROKERAGE.  Each party hereto represents and warrants to the other that
        ---------
it, and Contributor represents and warrants to Acquiror that the LLC, has dealt with no brokers or finders in connection with this transaction and that no broker, finder or other party is entitled to a commission, finder's fee or other similar compensation as a result hereof. Contributor hereby indemnifies, protects and defends and holds Acquiror harmless from and against all losses, claims, costs, expenses, damages (including, but not limited to, attorneys' fees of counsel selected by Acquiror) resulting or arising from the claims of any broker, finder or other such party, claiming by, through or under the acts or agreements of Contributor or the LLC. Acquiror hereby indemnifies, defends and holds Contributor harmless from and against all losses, claims, costs, expenses, damages (including, but not limited to, attorneys' fees of counsel selected by Contributor) resulting or arising from the claims of any broker, finder or other such party claiming by, through or under acts or agreements of Acquiror, other than Broker. The obligations of this SECTION 16 shall survive any termination of this Agreement and the Closing indefinitely, and shall not be merged into any of the conveyancing documents delivered at Closing.

    17. AVAILABILITY OF RECORDS; AUDIT REPRESENTATION LETTER. Upon Acquiror's
        ----------------------------------------------------
request, for a period of two years after Closing, Contributor shall make the Records available to Acquiror for inspection, copying and audit by Acquiror's designated accountants. Without limitation of the foregoing in this SECTION 17, Contributor agrees to abide by the terms of EXHIBIT I attached hereto. At any time within two years after the Closing, Contributor further agrees to provide to the Acquiror's designated independent auditor, upon request of Acquiror or such auditor: (x) access (to the same extent to which Acquiror would be entitled to such access) to the books and records of the Project and all related information (including the information listed on EXHIBIT I) regarding the period for which Acquiror is required to have the Project audited under the regulations of the Securities and Exchange Commission, and (y) a representation letter delivered by each managing agent of the Project regarding the books and records of the Project, in substantially the form as attached hereto as EXHIBIT M.

    18.   TERMINATION OF ADVISORY AGREEMENT
          ---------------------------------

          18.1.  PHASE I TERMINATION FEE.  As partial consideration for the
                 -----------------------
termination of that certain Advisory Agreement dated August 2, 1994 by and between the REIT and Contributor (the "ADVISORY AGREEMENT"), at the Phase I Closing, Acquiror shall pay WMC a fee (the "PHASE I TERMINATION FEE") in an amount equal to:

                 (a) 1% of the first $150,000,000 of the Phase I Contributed Portfolio Value (as defined below); plus

                 (b)  0.25% of all additional Phase I Contributed Portfolio
                      Value.

For example, if the "Phase I Contributed Portfolio Value" equals $225,000,000, the Phase I Termination Fee would be $1,687,500.00. For purposes of this SECTION 18.1, "PHASE I CONTRIBUTED PORTFOLIO VALUE" shall equal (a) the aggregate price paid by Acquiror for the properties under any Phase I Contract (as defined in the Master Contribution Agreement), plus (b) the Phase I Contribution Consideration (as defined in the Master Contribution Agreement) payable to AREE pursuant to the Master Contribution Agreement, plus (c) the Contribution Consideration payable to Contributor hereunder.

          18.2.  PHASE II TERMINATION FEE.  As partial consideration for
                 ------------------------
termination of the Advisory Agreement, at the Phase II Closing (as defined in the Master Contribution Agreement), Acquiror shall pay WMC a fee (the "PHASE II TERMINATION FEE") in an amount equal to:

                 (a) 1% of the first $150,000,000 of the Total Contributed
                     Portfolio Value (as defined below); plus

                 (b) 0.25% of all additional Total Contributed Portfolio Value;
                     minus

                 (c) the amount of the Phase I Termination Fee.

For example, if the "Total Contributed Portfolio Value" equals $225,000,000 and the Phase I Termination Fee were $1,000,000, the Phase II Termination Fee would be $687,500.00. For purposes of this SECTION 18, "TOTAL CONTRIBUTED PORTFOLIO VALUE" shall equal (a) the aggregate price paid by Acquiror for the properties under any Phase I Contract or Phase II Contract (as defined in the Master Contribution Agreement), plus (b) the Phase I Contribution Consideration and the Phase II Contribution Consideration (as defined in the Master Contribution Agreement) paid to AREE pursuant to the Master Contribution Agreement, plus (c) the Contribution Consideration paid to Contributor hereunder.

    19.   DEFAULT.
          -------

          19.1.  DEFAULT BY CONTRIBUTOR.  If any of Contributor's
                 ----------------------
representations and warranties contained herein shall not be true and correct on the Contract Date or on the Closing Date, or if Contributor fails to perform any of the covenants and agreements contained herein to be performed by Contributor (including Contributor's obligation to close), or if any of the Acquiror's Conditions Precedent shall not have been satisfied, Acquiror may elect: (x) in the event the Closing has not occurred, either to (i) terminate Acquiror's obligations under this Agreement by written notice to Contributor or (ii) close, in which event Acquiror may file an action for either or both of specific performance and damages to compel Contributor to cure all or any of such default(s), in whole or in part, whereupon Acquiror shall be entitled to deduct from the Contribution Consideration the cost of such action and cure, and all reasonable expenses incurred by Acquiror in connection therewith, including, but not limited to, attorneys' fees of Acquiror's counsel; or (y) in the event the Closing has occurred, to pursue whatever remedies it may have at law or in equity. Notwithstanding anything to the contrary herein and in addition to any other remedies of Acquiror, Acquiror shall be entitled to recover actual (but not consequential) damages suffered by Acquiror by reason of Contributor's defaults hereunder and/or any delay occasioned thereby. The remedies of Acquiror set forth in this SECTION 19.1 shall be in addition to remedies otherwise applicable or provided in this Agreement or otherwise available to Acquiror at law or in equity, including, without limitation, specific performance, it being understood that Acquiror's rights and remedies under this Agreement shall always be non-exclusive and cumulative and that the exercise of one remedy or form of relief available to Acquiror hereunder shall not be exclusive or constitute a waiver of any other.

          19.2.  DEFAULT BY ACQUIROR. In the event Acquiror defaults in its
                 -------------------
obligations to acquire the Contributed Interests, then Acquiror shall be obligated to pay Contributor $10,000 as Contributor's sole and exclusive remedy, such amount being fixed and liquidated damages, it being understood that Contributor's actual damages in the event of such default are difficult to ascertain and that such proceeds represent the parties' best current estimate of such damages. Contributor shall have no other remedy for any default by Acquiror.

          19.3.  LITIGATION EXPENSES.  In the event of litigation between the
                 -------------------
parties with respect to the Project or any of the Contributed Interests, this Agreement, the performance of their respective obligations hereunder or the effect of a termination under this Agreement, the losing party shall pay all costs and expenses incurred by the prevailing party in connection with such litigation, including, but not limited to, reasonable attorneys' fees of counsel selected by the prevailing party. The parties hereby further acknowledge and agree that in the event of litigation between them, as contemplated above, and the resolution of that litigation through compromise, settlement, or partial judgment, the court before which such litigation is initially brought shall have the right to allocate responsibility, between the parties thereto, for all costs and expenses (including, but not limited to, attorneys' reasonable fees) incurred by both Contributor and Acquiror in the pursuit of that litigation resolved through compromise, settlement or partial judgment. Notwithstanding any provision of this Agreement to the contrary, the obligations of the parties under this SECTION 19.1 shall survive termination of this Agreement and the Closing, if applicable, and shall not be merged into any of the conveyancing documents delivered at Closing.

    20.   NOTICES.  Any notice, demand or request which may be permitted,
          -------
required or desired to be given in connection therewith shall be given in writing and directed to Contributor and Acquiror as follows:

          Contributor:    Wellington Management Corporation
                          18650 West Corporate Drive, Suite 300
                          Brookfield, Wisconsin  53045
                          Attn:  Arnold Leas

          Acquiror:       Wellington Properties Investments, L.P.
                          18650 West Corporate Drive, Suite 320
                          Brookfield, Wisconsin  53045
                          Attn:  Robert Rice


          With a copy to
          its attorneys:  Barack, Ferrazzano, Kirschbaum, Perlman & Nagelberg
                          Attn:  Suzanne Bessette-Smith, Esq.
                          333 West Wacker Drive, Suite 2700
                          Chicago, Illinois  60606

Notices shall be deemed properly delivered and received when and if either (i) personally delivered, including via facsimile; or (ii) on the first business day after deposit with a commercial overnight courier for delivery on the next business day. Any party may change its address for delivery of notices by properly notifying the others pursuant to this SECTION 20.

    21.   SUCCESSORS AND ASSIGNS.  The terms, conditions and covenants of this
          ----------------------
Agreement shall be binding upon and shall inure to the benefit of the parties and their respective nominees, successors, beneficiaries and assigns; provided, however, no direct or indirect conveyance, assignment or transfer of any interest whatsoever of, in or to any or all of the Contributed Interests or the Project or of this Agreement shall be made by Contributor or the LLC during the term of this Agreement. No such assignee shall accrue any obligations or liabilities hereunder until the effective date of such assignment. Acquiror shall have the right, exercisable prior to Closing, to designate any corporate or partnership entity affiliated with, or related to, the Acquiror or the REIT ("AFFILIATE"), as the grantee or transferee of any or all of the conveyances, transfers and assignments to be made by Contributor at Closing hereunder, independent of, or in addition to, any assignment of this Agreement. In the event that an Affiliate shall be designated as a transferee hereunder, that transferee shall have the benefit of all of the representations and rights which, by the terms of this Agreement, are incorporated in or relate to the conveyance in question.

    22.   MISCELLANEOUS.
          -------------

          22.1.  BENEFIT. This Agreement is for the benefit only of the parties
                 -------
hereto and their nominees, successors, beneficiaries and assignees as permitted in SECTION 21 above and no other person or entity shall be entitled to rely hereon, receive any benefit herefrom or enforce against any party hereto any provision hereof.

          22.2.  FURTHER ASSURANCES.  All actions required to be taken pursuant
                 ------------------
to this Agreement to effectuate the transaction contemplated herein shall be taken promptly and in good faith by Contributor or Acquiror, as the case may be. Contributor and Acquiror shall use their reasonable, diligent and good faith efforts, and shall reasonably cooperate with and assist the other in its efforts, to obtain or cause to be obtained, any and all consents and approvals of third parties (including, but not limited to, governmental authorities) that may be necessary in connection with the transaction contemplated hereby. Contributor and Acquiror agree to (i) furnish with, or cause to be furnished to, the other party such documents or further assurances, and (ii) perform, or cause to be performed, such undertakings as the other party may reasonably request at any time in connection with (x) the transaction contemplated by, and (y) the respective obligations of Contributor, the REIT, and Acquiror, as the case may be, set forth in, this Agreement.

          22.3.  ENTIRE AGREEMENT.  This Agreement constitutes the entire
                 ----------------
understanding between the parties with respect to the transaction contemplated herein, and all prior or contemporaneous oral agreements, understandings, representations and statements, and all prior written agreements, understandings, letters of intent and proposals are hereby superseded and rendered null and void and of no further force and effect. Neither this Agreement nor any provisions hereof may be waived, modified, amended, discharged or terminated except by an instrument in writing signed by the party against which the enforcement of such waiver, modification, amendment, discharge or termination is sought, and then only to the extent set forth in such instrument.

          22.4.  TIME OF THE ESSENCE.  Time is of the essence of this Agreement.
                 -------------------
If any date herein set forth for the performance of any obligations by Contributor or Acquiror or for the delivery of any instrument or notice as herein provided should be on a Saturday, Sunday or legal holiday, the compliance with such obligations or delivery shall be deemed acceptable on the next business day following such Saturday, Sunday or legal holiday. As used herein, the term "LEGAL HOLIDAY" means any state or federal holiday for which financial institutions or post offices are generally closed in the State of Wisconsin for observance thereof.

          22.5.  CONDITIONS PRECEDENT.  The waiver of any particular Condition
                 --------------------
Precedent shall not constitute the waiver of any other. Acquiror and Contributor shall each have the right, in its sole and absolute discretion, to waive any Condition Precedent for its benefit contained in this Agreement.

          22.6.  CONSTRUCTION.  This Agreement shall not be construed more
                 ------------
strictly against one party than against the other merely by virtue of the fact that it may have been prepared by counsel for one of the parties, it being recognized that both Contributor and Acquiror have contributed substantially and materially to the preparation of this Agreement. The headings of various Sections in this Agreement are for convenience only, and are not to be utilized in construing the content or meaning of the substantive provisions hereof.

          22.7.  GOVERNING LAW.  This Agreement shall be governed by and
                 -------------
construed in accordance with the laws of the State of Wisconsin.

          22.8.  PARTIAL INVALIDITY.  The provisions hereof shall be deemed
                 ------------------
independent and severable, and the invalidity or partial invalidity or enforceability of any one provision shall not affect the validity of enforceability of any other provision hereof.

          22.9.  CERTAIN SECURITIES MATTERS.  No sale of LP Units is intended by
                 --------------------------
the parties by virtue of their execution of this Agreement. Any sale of LP Units referred to in this Agreement will occur, if at all, upon the Closing.

          22.10. COUNTERPARTS.  This Agreement may be executed in any number of
                 ------------
identical counterparts, any of which may contain the signatures of less than all parties, and all of which together shall constitute a single agreement.

          22.11. CALCULATION OF TIME PERIODS.  Notwithstanding anything to the
                 ---------------------------
contrary contained in this Agreement, any period of time provided for in this Agreement that is intended to expire on or prior to the Closing Date, but that would extend beyond the Closing Date if permitted to run its full term, shall be deemed to expire upon Closing.

          22.12. CONFIDENTIALITY.
                 ---------------

          (a) Each of Contributor and Acquiror agrees to maintain in confidence the information contained in this Agreement or pertaining to the transactions contemplated hereby and intends that no claim of privilege or protection from disclosure be waived by reason of the disclosure or transfer of information among the parties pursuant to the terms of this Agreement; provided,
                                                                       --------
however, that each of Contributor and Acquiror and their respective agents may
-------
disclose such information and data (i) to such party's accountants, attorneys, existing or prospective lenders, investment bankers, accountants, underwriters, ratings agencies, partners, consultants and other advisors in connection with the transactions contemplated by this Agreement (collectively, "REPRESENTATIVES") to the extent that such Representatives reasonably need to know (in the disclosing party's reasonable discretion) such information and data in order to assist, and perform services on behalf of, the disclosing party;
(ii) to the extent required by any applicable statute, law, regulation or Governmental Authority (including, but not limited to, Form 8-K and other reports and filings required by the Securities Exchange Commission and other regulatory entities, as described in EXHIBIT I attached hereto) or by the NASDAQ (or other applicable exchange) in connection with the listing of the Conversion Shares; (iii) in connection with any litigation that may arise between the parties in connection with the transactions contemplated by this Agreement or otherwise relating to the Contributed Interests or the Project; (iv) to the extent such disclosure is required or appropriate in connection with any securities offering or other capital markets or financing transaction undertaken by the REIT; (v) to the extent such information and data become generally available to the public other than as a result of disclosure by such party or its agents or Representatives; (vi) to the extent such information and data become available to such party or its agents or Representatives from a third party who, insofar as is known to such party, is not subject to a confidentiality obligation to the other party hereunder; and (vii) to the extent necessary in order to comply with each party's respective covenants, agreements and obligations under this Agreement. Each of Contributor and Acquiror shall take all necessary and appropriate measures to ensure that any person who is granted access to any confidential information pursuant to the terms of this
SECTION 22.12 is familiar with the terms hereof and complies with such terms as they relate to the duties of such person.

          (b) In the event that this Agreement is terminated prior to the Closing or the transactions contemplated hereby are abandoned or otherwise not consummated, each of Contributor and Acquiror will, and will cause its representatives to, deliver to the other party hereto, or destroy, all documents, work papers and other materials (other than public filings), and all copies thereof, obtained or created by it or on its behalf as a result of this Agreement or in connection herewith, whether so obtained before or after the execution hereof, and will hold in confidence and will not use for any purpose the confidential information pursuant to the confidentiality provisions set forth herein. The obligations of the parties under this SECTION 22.12 shall survive such termination of this Agreement prior to Closing.

          22.13.  OTHER OFFERS.  Until the termination of this Agreement in
                  ------------
accordance with the terms hereof, neither Contributor nor any of its shareholders, directors, officers, employees, representatives or agents, shall, without Acquiror's prior written consent, directly or indirectly, encourage, solicit or initiate any discussion or negotiations with, or provide any information to, any person or group of persons (other than Acquiror or any of its representatives) for the purpose of soliciting an alternate proposal, indication of interest or letter of intent with respect to: (a) the sale or other transfer of the Contributed Interests or the Project or any portion thereof; (b) the sale or other transfer of a controlling interest in Contributor or the LLC; (c) the merger of Contributor or the LLC and any other entity; or
(d) any similar transactions essentially designed to accomplish the goal(s) to be achieved pursuant to this Agreement or any of the transactions described in
(a), (b) or (c) above. Contributor shall immediately inform Acquiror of any inquiry, proposal or request for information (including the terms thereof and the person making such inquiry) which it may receive in respect of such a transaction.

             [The remainder of this page intentionally left blank]

    IN WITNESS WHEREOF, the parties hereto have executed this Contribution Agreement on the date first above written.


                               CONTRIBUTOR:

                               WELLINGTON MANAGEMENT
                               CORPORATION, a Wisconsin
                               corporation

                               By:  /s/ Arnold K. Leas
                                   --------------------
                                   Arnold K. Leas, President



                               ACQUIROR:

                               WELLINGTON PROPERTIES
                               INVESTMENTS, L.P., a Delaware
                               limited partnership

                               By: Wellington Properties Trust, a Maryland real
                                   estate investment trust, its sole general
                                   partner

                               By: /s/ Arnold K. Leas
                                   --------------------
                                   Arnold K. Leas, President

                              SCHEDULE OF EXHIBITS

                    A   [Intentionally Omitted]
                    B   Legal Descriptions of the Land
                    C   Personal Property*
                    D   Allocated Amount and Assumed Indebtedness
                    E   [Intentionally Omitted]
                    F   Accredited Investor Questionnaire*
                    G   [Intentionally Omitted]
                    H   Contributor's Deliveries*
                    I   SEC Reporting Requirements*
                    J   Permitted Exceptions*
                    K   Surveyor's Certificate*
                    L   Tenant Estoppel Certificate*
                    M   Form of Audit Representation Letter*

                    * This exhibit has been intentionally omitted and will be provided to any shareholder of the Company upon written request to: Wellington Properties Trust, 18650 W. Corporate Drive, Suite 300, P.O. Box 0919, Brookfield, Wisconsin 53008-0919.

                               LIST OF SCHEDULES

                    7.1    Exceptions to General Warranties*

                    7.1.9  Liabilities and Obligations of the LLC*

                    9.2.6  USTs*

                    11.1   Exceptions to Lease Warranties*

                    * This schedule has been intentionally omitted and will be provided to any shareholder of the Company upon written request to: Wellington Properties Trust, 18650 W. Corporate Drive, Suite 300, P.O. Box 0919, Brookfield, Wisconsin 53008-0919.

                                   EXHIBIT B
                                   ---------

                               WELLINGTON CENTRE
                               -----------------
                               LEGAL DESCRIPTION
                               -----------------


Parcel 10 of Certified Survey Map No. 4966, being a division of a part of the Northwest 1/4 of the Northwest 1/4 of Section 33, Town 7 North, Range 20 East, City of Brookfield, Waukesha County, Wisconsin, recorded June 23, 1986 in the office of the Register of Deeds in Volume 40 of Certified Survey Maps, pages 205, 206 and 207 as Document No. 1353340.

                                   EXHIBIT D

                   ALLOCATED AMOUNT AND ASSUMED INDEBTEDNESS

     Allocated Amount    Assumed Indebtedness    Mortgage Description
     ----------------    --------------------    --------------------
       $13,750,000            $7,346,618

                                                                       EXHIBIT C
                                                                       ---------
                   _________________________________________

                       AGREEMENT OF LIMITED PARTNERSHIP

                                       OF

                    WELLINGTON PROPERTIES INVESTMENTS, L.P.

                   _________________________________________

                                                     Dated as of August 31, 1998

                               TABLE OF CONTENTS

          ARTICLE I DEFINED TERMS.................................................................................   1

          ARTICLE II ORGANIZATIONAL MATTERS.......................................................................  12
                   Section 2.1 Organization.......................................................................  12
                   Section 2.2 Name...............................................................................  12
                   Section 2.3 Registered Office and Agent; Principal Office......................................  12
                   Section 2.4 Term...............................................................................  12

          ARTICLE III PURPOSE.....................................................................................  13
                   Section 3.1 Purpose and Business...............................................................  13
                   Section 3.2 Powers.............................................................................  13

          ARTICLE IV CAPITAL CONTRIBUTIONS AND ISSUANCES  OF PARTNERSHIP INTERESTS................................  13
                   Section 4.1 Capital Contributions of the Partners..............................................  14
                   Section 4.2 Additional Capital Contributions and Issuances of Additional Units.................  14
                   Section 4.3 Percentage Interest Adjustments in the Case of Capital Contributions for Units.....  17
                   Section 4.4 No Preemptive Rights...............................................................  18
                   Section 4.5 Other Contribution Provisions......................................................  18
                   Section 4.6 No Interest on Capital.............................................................  18
                   Section 4.7 Return of Capital Contributions....................................................  19
                   Section 4.8 No Third Party Beneficiary.........................................................  20

          ARTICLE V DISTRIBUTIONS.................................................................................  20
                   Section 5.1 Requirement and Characterization of Distributions..................................  20
                   Section 5.2 Amounts Withheld...................................................................  21
                   Section 5.3 Distributions Upon Liquidation.....................................................  21
                   Section 5.4 Revisions to Reflect Issuance of Units.............................................  21

          ARTICLE VI ALLOCATIONS..................................................................................  22
                   Section 6.1 Allocations for Capital Account Purposes...........................................  22
                   Section 6.2 Revisions to Allocations to Reflect Issuance of Units..............................  24

          ARTICLE VII MANAGEMENT AND OPERATIONS OF BUSINESS.......................................................  24
                   Section 7.1 Management.........................................................................  24
                   Section 7.2 Certificate of Limited Partnership.................................................  28
                   Section 7.3 Title to Partnership Assets........................................................  29
                   Section 7.4 Reimbursement of the General Partner...............................................  29
                   Section 7.5 Outside Activities of the General Partner; Relationship of Shares to
                    Units; Funding Debt...........................................................................  30
                   Section 7.6 Transactions with Affiliates.......................................................  32

                   Section 7.7 Indemnification.....................................................  32
                   Section 7.8 Liability of the General Partner....................................  34
                   Section 7.9 Other Matters Concerning the General Partner........................  35
                   Section 7.10 Reliance by Third Parties..........................................  37
                   Section 7.11 Restrictions on General Partner Authority..........................  38
                   Section 7.12 Loans by Third Parties.............................................  38

          ARTICLE VIII RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS..................................  38
                   Section 8.1 Limitation of Liability.............................................  38
                   Section 8.2 Management of Business..............................................  38
                   Section 8.3 Outside Activities of Limited Partners..............................  39
                   Section 8.4 Return of Capital...................................................  39
                   Section 8.5 Rights of Limited Partners Relating to the Partnership..............  39
                   Section 8.6 Redemption Right; Conversion Right..................................  41

          ARTICLE IX BOOKS, RECORDS, ACCOUNTING AND REPORTS........................................  45
                   Section 9.1 Records and Accounting..............................................  45
                   Section 9.2 Fiscal Year.........................................................  45
                   Section 9.3 Reports.............................................................  45

          ARTICLE X TAX MATTERS....................................................................  46
                   Section 10.1 Preparation of Tax Returns.........................................  46
                   Section 10.2 Tax Elections......................................................  46
                   Section 10.3 Tax Matters Partner................................................  46
                   Section 10.4 Organizational Expenses............................................  47
                   Section 10.5 Withholding........................................................  48

          ARTICLE XI TRANSFERS AND WITHDRAWALS.....................................................  48
                   Section 11.1 Transfer...........................................................  48
                   Section 11.2 Transfers of Units of the General Partner..........................  49
                   Section 11.3 Limited Partners' Rights to Transfer...............................  50
                   Section 11.4 Substituted Partners...............................................  52
                   Section 11.5 Assignees..........................................................  52
                   Section 11.6 General Provisions.................................................  53

          ARTICLE XII ADMISSION OF PARTNERS........................................................  54
                   Section 12.1 Admission of a Successor General Partner...........................  54
                   Section 12.2 Admission of Additional Partners...................................  54
                   Section 12.3 Amendment of Agreement and Certificate of Limited Partnership......  55

          ARTICLE XIII DISSOLUTION AND LIQUIDATION.................................................  56
                   Section 13.1 Dissolution........................................................  56
                   Section 13.2 Winding Up.........................................................  56
                   Section 13.3 Compliance with Timing Requirements of Regulations.................  57
                   Section 13.4 Deemed Distribution and Recontribution.............................  58
                   Section 13.5 Rights of Limited Partners.........................................  59
                   Section 13.6 Notice of Dissolution..............................................  59

                   Section 13.7  Cancellation of Certificate of Limited Partnership.....  59
                   Section 13.8  Reasonable Time for Winding Up.........................  59
                   Section 13.9  Waiver of Partition....................................  59
                   Section 13.10 Liability of Liquidator................................  60

          ARTICLE XIV AMENDMENT OF PARTNERSHIP AGREEMENT; MEETINGS......................  60
                   Section 14.1 Amendments..............................................  60
                   Section 14.2 Meetings of the Partners Consent........................  62

          ARTICLE XV GENERAL PROVISIONS.................................................  62
                   Section 15.1  Addresses and Notice...................................  62
                   Section 15.2  Titles and Captions....................................  63
                   Section 15.3  Pronouns and Plurals...................................  63
                   Section 15.4  Further Action.........................................  63
                   Section 15.5  Binding Effect.........................................  63
                   Section 15.6  Creditors..............................................  63
                   Section 15.7  Waiver.................................................  63
                   Section 15.8  Counterparts...........................................  63
                   Section 15.9  Applicable Law.........................................  64
                   Section 15.10 Invalidity of Provisions...............................  64
                   Section 15.11 Power of Attorney......................................  64
                   Section 15.12 Entire Agreement; Exhibits.............................  65
                   Section 15.13 No Rights as Shareholders..............................  65
                   Section 15.14 Limitation to Preserve REIT Status.....................  66


                                   EXHIBIT A
                                   PARTNERS

                                   EXHIBIT B
                                  TAX MATTERS

                                   EXHIBIT C
                        NOTICE OF REDEMPTION/CONVERSION

                                   EXHIBIT D
                 FORM OF ADDENDUM TO ADMIT ADDITIONAL PARTNERS

                                   EXHIBIT E
                     MASTER REGISTRATION RIGHTS AGREEMENT

                                 SCHEDULE 4.2
                             PREFERRED UNIT TERMS

                       AGREEMENT OF LIMITED PARTNERSHIP
                                      OF
                    WELLINGTON PROPERTIES INVESTMENTS, L.P.

     THIS AGREEMENT OF LIMITED PARTNERSHIP, dated as of August 31, 1998, is entered into by and among Wellington Properties Trust, a Maryland real estate investment trust, as the General Partner, and the Persons whose names are set forth on Exhibit A hereto as Limited Partners, together with any other Persons
         ---------
who become Partners in the Partnership as provided herein.

     NOW, THEREFORE, in consideration of the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to form the Partnership as a limited partnership under the Delaware Revised Uniform Limited Partnership Act, as amended from time to time, as follows:

                                   ARTICLE I
                                 DEFINED TERMS
                                 -------------

     The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

     "Act" means the Delaware Revised Uniform Limited Partnership Act, as it may
      ---
be amended from time to time, and any successor to such statute.

     "Addendum" means the document executed by Additional Partners and
      --------
Substituted Partners to evidence their admission to the Partnership (and, for those Persons that are already Limited Partners, to evidence the issuance of additional Units to them), which document shall be substantially in the form of Exhibit D hereto.
---------

     "Additional Partner" means a Person admitted to the Partnership as a
      ------------------
Limited Partner pursuant to Section 12.2.

     "Adjusted Capital Account" has the meaning set forth in Exhibit B.
      ------------------------                               ---------

     "Adjusted Capital Account Deficit" has the meaning set forth in Exhibit B.
      --------------------------------                               ---------

     "Adjusted Property" means any property the Carrying Value of which has been
      -----------------
adjusted pursuant to Exhibit B.
                     ---------

     "Adjustment Date" has the meaning set forth in Section 4.3.
      ---------------

     "Affiliate" means, with respect to any Person, (i) any Person directly or
      ---------
indirectly controlling, controlled by, or under common control with, such Person, (ii) any Person owning or controlling 10% or more of the outstanding voting interests of such Person, (iii) any Person of which such Person owns or controls 10% or more of the voting interests or (iv) any officer, director, general partner or trustee of such Person or any Person referred to in clauses
(i), (ii), and (iii) above. For purposes of this definition, "control," when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Aggregate Protected Amount" means the aggregate balances of the Protected
      --------------------------
Amounts, if any, of all Protected Partners, as determined on the date in question.

     "Agreed Value" has the meaning set forth in Exhibit B.
      ------------                               ---------

     "Agreement" means this Agreement of Limited Partnership, as it may be
      ---------
amended, supplemented or restated from time to time.

     "Assignee" means a Person to whom one or more Units have been transferred
      --------
in a manner permitted under this Agreement, but who has not become a Substituted Partner, and who has the rights set forth in Section 11.5.

     "Book-Tax Disparities" has the meaning set forth in Exhibit B.
      --------------------                               ---------

     "Business Day" means any day except a Saturday, Sunday or other day on
      ------------
which commercial banks in Milwaukee, Wisconsin are authorized or required by law to close.

     "Calculation Date" means the date that is five Business Days prior to the
      ----------------
date with respect to which value must be determined (i.e., the date of
                                                     ----
contributions of Contributed Property or the Specified Redemption Date).

     "Capital Account" means the Capital Account maintained for a Partner
      ---------------
pursuant to Exhibit B.
            ---------

     "Capital Contribution" means, with respect to any Partner, any cash, cash
      --------------------
equivalents or the Agreed Value of Contributed Property which such Partner contributes or is deemed to contribute to the Partnership pursuant to Section
4.1 or 4.2.

     "Carrying Value" has the meaning set forth in Exhibit B.
      --------------                               ---------

     "Cash Amount" means an amount of cash equal to the Value of the Shares
      -----------
Amount on the date of receipt by the GP of a Notice of Redemption (or, if such date is not a Business Day, the first Business Day thereafter).

     "Certificate" means the Certificate of Limited Partnership relating to the
      -----------
Partnership filed in the office of the Delaware Secretary of State, as amended from time to time in accordance with the terms hereof and the Act.

     "Code" means the Internal Revenue Code of 1986, as amended and in effect
      ----
from time to time, as interpreted by the applicable regulations thereunder. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.

     "Common Units" means those Units issued to Partners, pursuant to this
      ------------
Agreement, that are not conferred special rights, privileges or designations pursuant to Section 4.2.

     "Consent of Limited Partners" means the consent of Limited Partners holding
      ---------------------------
Units that are greater than 50% of the aggregate outstanding Units owned by all Limited Partners; provided, however, that the vote of any Preferred Units with voting rights that are convertible into Common Units shall be counted as though the Conversion Right with respect to such Preferred Units has been exercised and the number of Common Units into which such Preferred Units have been converted, are outstanding, and have voted with respect to the matter at issue.

     "Consolidation" means the series of transactions as a result of which the
      -------------
Partnership acquires certain properties in exchange for Units, as described in the first Proxy Statement of the General Partner Entity dated after the date upon which the Certificate is initially filed pursuant to the Act.

     "Contributed Property" means each property or other asset contributed to
      --------------------
the Partnership, in such form as may be permitted by the Act, but excluding cash contributed or deemed contributed to the Partnership. Once the Carrying Value of any Contributed Property is adjusted pursuant to Exhibit B, such property
                                                    ---------
shall no longer constitute a Contributed Property for purposes of Exhibit B, but
                                                                  ---------
shall be deemed an Adjusted Property for such purposes.

     "Conversion Factor" means 1.0; provided that, if the General Partner Entity
      -----------------
(i) declares or pays a dividend on its outstanding Shares in Shares or makes a distribution to all holders of its outstanding Shares in Shares, (ii) subdivides its outstanding Shares or (iii) combines its outstanding Shares into a smaller number of Shares, the Conversion Factor shall be adjusted by multiplying the Conversion Factor by a fraction, the numerator of which shall be the number of Shares issued and outstanding on the record date for such dividend, distribution, subdivision or combination (assuming for such purposes that such dividend, distribution, subdivision or combination has occurred as of such time) and the denominator of which shall be the actual number of Shares (determined without the above assumption) issued and outstanding on the record date for such dividend, distribution, subdivision or combination; and provided further that if an entity shall cease to be the General Partner Entity (the "Predecessor Entity") and another entity shall become the General Partner Entity (the "Successor Entity"), the Conversion Factor shall be adjusted by multiplying the Conversion Factor by a fraction, the numerator of which is the Value of one Share of the Predecessor Entity, determined as of the date when the Successor Entity becomes the General Partner Entity, and the denominator of which is the Value of one Share of the Successor Entity, determined as of that same date.
For purposes of the second proviso in the preceding sentence, if any shareholders of the Predecessor Entity will receive consideration in connection with the transaction in which the Successor Entity becomes the General Partner Entity, the numerator in the fraction described above for determining the adjustment to the Conversion Factor (that is, the Value of one Share of the Predecessor Entity) shall be the sum of the greatest amount of cash and the fair market value (as determined in good faith by the General Partner) of any securities and other consideration that the holder of one Share in the Predecessor Entity could have received in such transaction (determined without regard to any provisions governing fractional shares). Any adjustment to the Conversion Factor shall become effective immediately after the effective date of the event retroactive to the record date, if any, for the event giving rise thereto, it being intended that (x) adjustments to the Conversion Factor are to be made to avoid unintended dilution or anti-dilution as a result of transactions in which Shares are issued, redeemed or exchanged without a corresponding issuance, redemption or exchange of Units and (y) if a Specified Redemption Date shall fall between the record date and the effective date of any event of the type described above, that the Conversion Factor applicable to such redemption shall be adjusted to take into account such event.

     "Conversion Right" has the meaning set forth in Section 8.6.I.
      ----------------

     "Convertible Funding Debt" has the meaning set forth in Section 7.5.C.
      ------------------------

     "Debt" means, as to any Person, as of any date of determination, (i) all
      ----
indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, (ii) all amounts owed by such Person to banks or other Persons in respect of reimbursement obligations under letters of credit, surety bonds and other similar instruments guaranteeing payment or other performance of obligations by such Person, (iii) all indebtedness for borrowed money or for the deferred purchase price of property or services secured by any lien on any property owned by such Person, to the extent attributable to such Person's interest in such property, even though such Person has not assumed or become liable for the payment thereof, and (iv) obligations of such Person incurred in connection with entering into a lease which, in accordance with generally accepted accounting principles, should be capitalized.

     "Declaration of Trust" means the Declaration of Trust of Wellington
      --------------------
Properties Trust filed in the State of Maryland on March 15, 1994, as amended or restated from time to time.

     "Deemed Unit Value" means, as of any date and with respect to any class of
      -----------------
Units, the Deemed Value of the Units of such class multiplied by the applicable Partner's Percentage Interest in such class.

     "Deemed Value of Units" means, as of any date and with respect to any class
      ---------------------
of Units, (i) if Shares corresponding to such class of Units (as provided for in Section 4.3) are Publicly Traded (a) the total number of Shares corresponding to such class of Units (as provided for in Section 4.3) issued and outstanding as of the close of business on such date (excluding any treasury Shares) multiplied by the Value of a Share of such class on such date divided by (b) the Percentage Interest of the General Partner Entity in such class of Units on such date; provided, however, that if the amount set forth in clause (a) equals zero, the amount set forth in clause (i) shall be deemed to be zero, and (ii) otherwise, the aggregate Value of such class of Units determined as set forth in the last sentence of the definition of Value.

     "Depreciation" has the meaning set forth in Exhibit B.
      ------------                               ---------

     "Distribution Period" means a quarter or shorter period with respect to
      -------------------
which a distribution is to be made pursuant to Article V.

     "Effective Date" means the date of the closing of the Consolidation.
      --------------

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended.

     "ERISA Partner" means a Limited Partner that is also an ERISA Plan.
      -------------

     "ERISA Plan" means an "employee benefit plan" as that term is defined in 29
      ----------
U.S.C. Section 1002(3), and which is not exempt from regulation under ERISA by virtue of 29 U.S.C. Section 1003(b).

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.
      ------------

     "Funding Debt" means the incurrence of any Debt by or on behalf of the
      ------------
General Partner Entity for the purpose of providing funds to the Partnership.

     "General Partner" means Wellington Properties Trust, a Maryland real estate
      ---------------
investment trust, or its successors, as general partner of the Partnership.

     "General Partner Entity" means the General Partner; provided, however, that
      ----------------------
if (i) the common Shares of the General Partner are at any time not Publicly Traded and (ii) the common shares of beneficial interest (or other comparable equity interests) of an entity that owns, directly or indirectly, fifty percent (50%) or more of the common shares of beneficial interest (or other comparable equity interests) of the General Partner are Publicly Traded, the term "General Partner Entity" shall refer to such entity whose common shares of beneficial interest (or other comparable equity securities) are Publicly Traded. If both requirements set forth in clauses (i) and (ii) above are not satisfied, then the term "General Partner Entity" shall mean the General Partner.

     "General Partner Payment" has the meaning set forth in Section 15.14
      -----------------------
hereof.

     "IRS" means the Internal Revenue Service of the United States.
      ---

     "Incapacity" or "Incapacitated" means, (i) as to any individual Partner,
      -----------------------------
death, total physical disability or entry by a court of competent jurisdiction adjudicating such Partner incompetent to manage his or her Person or estate,
(ii) as to any corporation which is a Partner, the filing of a certificate of dissolution, or its equivalent, for the corporation or the revocation of its charter, (iii) as to any partnership or limited liability company which is a Partner, the dissolution and commencement of winding up of the partnership or limited liability company, (iv) as to any estate which is a Partner, the distribution by the fiduciary of the estate's entire interest in the Partnership, (v) as to any trustee of a trust which is a Partner, the termination of the trust (but not the substitution of a new trustee) or (vi) as to any Partner, the bankruptcy of such Partner. For purposes of this definition, bankruptcy of a Partner shall be deemed to have occurred when (a) the Partner commences a voluntary proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law now or hereafter in effect, (b) the Partner is adjudged as bankrupt or insolvent, or a final and nonappealable order for relief under any bankruptcy, insolvency or similar law now or hereafter in effect has been entered against the Partner, (c) the Partner executes and delivers a general assignment for the benefit of the Partner's creditors, (d) the Partner files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the Partner in any proceeding of the nature described in clause (b) above, (e) the Partner seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator for the Partner or for all or any substantial part of the Partner's properties, (f) any proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law now or hereafter in effect has not been dismissed within 120 days after the commencement thereof, (g) the appointment without the Partner's consent or acquiescence of a trustee, receiver of liquidator has not been vacated or stayed within 90 days of such appointment or (h) an appointment referred to in clause (g) is not vacated within 90 days after the expiration of any such stay.

     "Incentive Rights" has the meaning set forth in Section 4.2.C(iii).
      ----------------

     "Indemnitee" means (i) any Person made a party to a proceeding by reason of
      ----------
its status as (a) the General Partner or (b) a trustee, director, shareholder or officer of the Partnership or the General Partner, as the case may be, or any Person acting on behalf of either the Partnership or the General Partner, and
(ii) such other Persons (including Affiliates of the General Partner, a Limited Partner or the Partnership) as the General Partner may designate from time to time (whether before or after the event giving rise to potential liability), in its sole and absolute discretion.

     "Independent Trustee" means any person serving as a trustee of the General
      -------------------
Partner Entity who is not employed by or otherwise considered an Affiliate of the General Partner or any Subsidiary of the General Partner.

     "Limited Partner" means any Person named as a Limited Partner in Exhibit A,
      ---------------                                                 ---------
as such Exhibit may be amended from time to time in accordance with this Agreement, including any Substituted Partner or Additional Partner, in such Person's capacity as a Limited Partner in the Partnership.

     "Liquidating Event" has the meaning set forth in Section 13.1.
      -----------------

     "Liquidator" has the meaning set forth in Section 13.2.A.
      ----------

     "Minimum Distribution Amount" means, with respect to any period for which
      ---------------------------
such calculation is being made, an amount of cash equal to that minimum amount of cash necessary (i) to satisfy any Priority Return Amounts then due and owing and (ii) to enable the General

Partner Entity (a) to satisfy the then-prevailing REIT Requirements, including, without limitation, those requirements concerning distributions to the General Partner Entity's shareholders, and (b) otherwise to avoid the imposition of any excise taxes under the Code, including, without limitation, under Section 4981 of the Code.

     "Net Income" means, for any taxable period, the excess, if any, of the
      ----------
Partnership's items of income and gain for such taxable period over the Partnership's items of loss and deduction for such taxable period. The items included in the calculation of Net Income shall be determined in accordance with Exhibit B. If an item of income, gain, loss or deduction that has been included
---------
in the initial computation of Net Income is subjected to the special allocation rules in Exhibit B, Net Income or Net Losses, whichever the case may be, shall
         ---------
be recomputed without regard to such item.

     "Net Losses" means, for any taxable period, the excess, if any, of the
      ----------
Partnership's items of loss and deduction for such taxable period over the Partnership's items of income and gain for such taxable period. The items included in the calculation of Net Loss shall be determined in accordance with Exhibit B. If an item of income, gain, loss or deduction that has been included
---------
in the initial computation of Net Losses is subjected to the special allocation rules in Exhibit B, Net Losses or Net Income, whichever the case may be, shall
         ---------
be recomputed without regard to such item.

     "New Securities" means (i) any rights, options, warrants or convertible or
      --------------
exchangeable securities having the right to subscribe for or purchase shares of beneficial interest (or other comparable equity interest) of the General Partner Entity (excluding grants (but not exercises) under any Share Option Plan or dividend reinvestment plan), (ii) any Debt issued by the General Partner Entity that provides any of the rights described in clause (i), or (iii) any Shares issued by the General Partner Entity as contemplated by Section 4.2, including, without limitation, those issued in connection with any dividend reinvestment plan or Share Option Plan of the General Partner Entity.

     "Nonrecourse Deductions" has the meaning set forth in Exhibit B.
      ----------------------                               ---------

     "Nonrecourse Liability" has the meaning set forth in Exhibit B.
      ---------------------                               ---------

     "Notice of Conversion" means a Notice of Conversion substantially in the
      --------------------
form of Exhibit C.
        ---------

     "Notice of Redemption" means a Notice of Redemption substantially in the
      --------------------
form of Exhibit C.
        ---------

     "Option Exercise Price" has the meaning set forth in Section 4.2.C(ii).
      ---------------------

     "Partner" means the General Partner or a Limited Partner, and "Partners"
      -------
means the General Partner or the Limited Partners, in each case as may be applicable from time to time.

     "Partner Minimum Gain" has the meaning set forth in Exhibit B.
      --------------------                               ---------

     "Partner Nonrecourse Debt" has the meaning set forth in Exhibit B.
      ------------------------                               ---------

     "Partner Nonrecourse Deductions" has the meaning set forth in Exhibit B.
      ------------------------------                               ---------

     "Partnership" means the limited partnership formed under the Act upon the
      -----------
terms and conditions set forth in this Agreement, or any successor to such limited partnership.

     "Partnership Minimum Gain" has the meaning set forth in Exhibit B.
      ------------------------                               ---------

     "Partnership Record Date" means the record date established by the General
      -----------------------
Partner either (i) for distributions pursuant to Section 5.1 hereof, which record date shall be the same as the record date established by the General Partner Entity for a distribution to its shareholders of some or all of its portion of such distribution, or (ii) if applicable, for determining the Partners entitled to vote on or consent to any proposed action for which the consent or approval of the Partners is sought pursuant to this Agreement.

     "Partnership Year" means the fiscal year of the Partnership, which shall be
      ----------------
the calendar year.

     "Percentage Interest" means, in each case after giving effect to additional
      -------------------
Capital Contributions pursuant to Section 4.3, (i) within a class of Units, the percentage determined by dividing (a) the number of Units of such class owned by
                         --------
the Partner with respect to which such determination is being made by (b) the
                                                                   --
total number of Units of such class then outstanding; (ii) for a given class of Units (in the event that the Partnership shall have more than one class of Units outstanding), the percentage determined by dividing (a) the Deemed Value of
                                           --------
Units of such class by (b) the Deemed Value of Units of all classes of Units
                    --
then outstanding; and (iii) with respect to any Partner relative to all other Partners, as the case requires the percentage determined by multiplying (a) the
                                                            -----------
percentage determined in clause (i) by (b) the percentage determined in clause
                                    --
(ii) (and, to the extent that such Partner holds more than one class of Units, aggregating the amounts of determined for each class).

     "Person" means a natural person, partnership (whether general or limited),
      ------
trust, estate, association, corporation, limited liability company, unincorporated organization, custodian, nominee or any other individual or entity in its own or any representative capacity.

     "Plan Assets Regulation" has the meaning set froth in Section 7.9.E.
      ----------------------

     "Pledge" has the meaning set forth in Section 11.3.A.
      ------

     "Predecessor Entity" has the meaning set forth in the definition of
      ------------------
"Conversion Factor" herein.

     "Preferred Units" mean those Units that are not Common Units and that are
      ---------------
described in Schedule 4.2 to this Agreement, as amended from time to time.

     "Preferred Unit Terms" has the meaning set forth in Section 4.2.A.
      --------------------

     "Priority Return Amount" means for each Distribution Period and with
      ----------------------
respect to each series of Preferred Units, an amount described in Schedule 4.2 as the Priority Return Amount with respect to such series of Preferred Units. The Priority Return Amount shall be prorated for any Distribution Period shorter than a full calendar quarter.

     "Protected Amount" means, with respect to any Protected Partner, an amount
      ----------------
equal to (i) the taxable gain, if any, that would be realized by such Protected Partner if such Partner were to dispose of its Units for no consideration other than the release or deemed release of liabilities of the Partnership assumed by or otherwise allocable to such Partner under Code Section 752, as such hypothetical gain is determined from time to time, less (ii) such Partner's share of "qualified nonrecourse financing" as defined in Code Section 465(b)(6) and the Treasury Regulations thereunder, as such share is determined from time to time in accordance with Treasury Regulations Section 1.752-3(a). The Protected Amount allocable to any Protected Partner may be modified from time to time by an amendment to the Agreement or by execution of a written instrument by and between such Protected Partner and the General Partner, acting on behalf of the Partnership and without the prior written consent of any other Partner (whether or not Protected Partners).

     "Protected Partner(s)" means that or those Limited Partner(s) designated as
      --------------------
Protected Partner(s) on Exhibit A attached hereto and made a part hereof, as
                        ---------
such designation may be modified from time to time by the General Partner, whether by express amendment to this Agreement or by execution of a written instrument by and between any Protected Partner(s) and the General Partner, acting on behalf of the Partnership and without the prior consent of Limited Partners (whether or not Protected Partners). For purposes hereof, any successor, assignee, or transferee of Units of a Protected Partner, which successor, assignee or transferee determines its basis in such Units by reference to the basis of the predecessor, assignor or transferor Protected Partner, shall be considered a Protected Partner for purposes hereof.

     "Publicly Traded" means listed or admitted to trading on the New York Stock
      ---------------
Exchange, the American Stock Exchange or another national securities exchange or designated for quotation on the NASDAQ National Market or NASDAQ Small-Cap market, or any successor to any of the foregoing.

     "Qualified REIT Subsidiary" means any Subsidiary of the General Partner
      -------------------------
Entity that is a "qualified REIT subsidiary" within the meaning of Section 856(i) of the Code.

     "Qualified Transferee" means an "Accredited Investor" as defined in Rule
      --------------------
501 promulgated under the Securities Act.

     "Recapture Income" means any gain recognized by the Partnership (computed
      ----------------
without regard to any adjustment required by Section 734 or Section 743 of the
Code) upon the disposition of any property or asset of the Partnership, which gain is characterized as ordinary income because it represents the recapture of deductions previously taken with respect to such property or asset.

     "Recourse Liabilities" means the amount of liabilities owed by the
      --------------------
Partnership (other than nonrecourse liabilities and liabilities to which Partner Nonrecourse Deductions are attributable in accordance with Treasury Regulations
Section 1.704-2(i)).

     "Redeeming Partner" has the meaning set forth in Section 8.6.A.
      -----------------

     "Redemption Amount" means either the Cash Amount or the Shares Amount, as
      -----------------
determined by the General Partner in its sole and absolute discretion.

     "Redemption Right" has the meaning set forth in Section 8.6.A.
      ----------------

     "Reference Price" means for the applicable Shares on a given date:  (i) if
      ---------------
such Shares are listed for quotation on a NASDAQ system, the average of the closing bid and ask prices; or (ii) if such Shares are listed on a national exchange, the closing price, regular way.

     "Regulation" or "Regulations" means the Income Tax Regulations promulgated
      ---------------------------
under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

     "REIT" means a real estate investment trust under Section 856 of the Code.
      ----

     "REIT Requirements" means the requirements for qualification as a REIT in
      -----------------
effect from time to time under the Code and the Regulations.

     "REOC" has the meaning set forth in Section 7.9.E.
      ----

     "Residual Gain" or "Residual Loss" has the meaning set forth in Exhibit B.
      --------------------------------                               ---------

     "Safe Harbors" has the meaning set forth in Section 11.6.F.
      ------------

     "Securities Act" means the Securities Act of 1933, as amended.
      --------------

     "Share" means a share of beneficial interest (or other comparable equity
      -----
interest) of the General Partner Entity. Shares may be issued in one or more classes or series in accordance with the terms of the Declaration of Trust (or, if the General Partner is not the General Partner Entity, the organizational documents of the General Partner Entity). If there is more than one class or series of Shares, the term "Shares" shall, as the context requires, be deemed to refer to the class or series of Shares that correspond to the class or series of Units for which the reference to Shares is made. When used with reference to Common Units, the term "Shares" refers to common Shares.

     "Shares Amount" means a number of Shares equal to the product of the number
      -------------
of Units offered for redemption by a Redeeming Partner times the Conversion Factor; provided that, if the General Partner Entity issues to all holders of Shares rights, options, warrants or convertible or exchangeable securities entitling such holders to subscribe for or purchase Shares or any other securities or property (collectively, the "rights"), then the Shares Amount shall also include such rights that a holder of that number of Shares would be entitled to receive to the extent such rights have not expired.

     "Share Option Plan" has the meaning set forth in Section 4.2.C hereof.
      -----------------

     "Specified Redemption Date" means the tenth Business Day after receipt by
      -------------------------
the General Partner of a Notice of Redemption; provided that, if the Shares are not Publicly Traded, the Specified Redemption Date means the 30/th/ Business Day after receipt by the General Partner of a Notice of Redemption.

     "Subsidiary" means, with respect to any Person, any corporation, limited
      ----------
liability company, trust, partnership or joint venture, or other entity of which a majority of (i) the voting power of the voting equity securities or (ii) the outstanding equity interests is owned, directly or indirectly, by such Person.

     "Substituted Partner" means a Person who is admitted as a Limited Partner
      -------------------
to the Partnership pursuant to Section 11.4.

     "Successor Entity" has the meaning set forth in the definition of
      ----------------
"Conversion Factor" herein.

     "Terminating Capital Transaction" means any sale or other disposition of
      -------------------------------
all or substantially all of the assets of the Partnership for cash or a related series of transactions that, taken together, result in the sale or other disposition of all or substantially all of the assets of the Partnership for cash.

     "Termination Transaction" has the meaning set forth in Section 11.2.B.
      -----------------------

     "Units" shall mean either or both of Common Units and Preferred Units, as
      -----
the context may require. Collectively, Units represents the fractional, undivided ownership interest in the Partnership of the Partners under this Agreement, including rights to distributions and any other rights or benefits which such Partners have in the Partnership, together with any and all obligations of the Partners to comply with the terms and provisions of this Agreement.

     "Unrealized Gain" has the meaning set forth in Exhibit B.
      ---------------                               ---------

     "Unrealized Loss" has the meaning set forth in Exhibit B.
      ---------------                               ---------

     "Value" means, with respect to any outstanding Shares that are Publicly
      -----
Traded, the average of the Reference Price for the 10 consecutive trading days immediately preceding the Calculation Date. If the outstanding Shares are Publicly Traded and the Shares Amount includes rights that a holder of Shares would be entitled to receive, then the Value of such rights shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate. If Shares corresponding to such Units are not outstanding or otherwise Publicly Traded, the

Value shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.

                                   ARTICLE II
                             ORGANIZATIONAL MATTERS
                             ----------------------

SECTION 2.1  ORGANIZATION.
             ------------

     The Partnership is a limited partnership organized pursuant to the provisions of the Act and upon the terms and conditions set forth in this Agreement. Except as expressly provided herein to the contrary, the rights and obligations of the Partners and the administration and termination of the Partnership shall be governed by the Act. Each Partner's Units shall be personal property for all purposes.

SECTION 2.2  NAME.
             ----

     The name of the Partnership is Wellington Properties Investments, L.P. The Partnership's business may be conducted under any other name or names deemed advisable by the General Partner, including the name of the General Partner or any Affiliate thereof. The words "Limited Partnership," "L.P.," "Ltd." or similar words or letters shall be included in the Partnership's name where necessary for the purposes of complying with the laws of any jurisdiction that so requires. The General Partner in its sole and absolute discretion may change the name of the Partnership at any time and from time to time and shall notify the Limited Partners of such change in the next regular communication to the Limited Partners.

SECTION 2.3  REGISTERED OFFICE AND AGENT; PRINCIPAL OFFICE.
             ---------------------------------------------

     The address of the registered office of the Partnership in the State of Delaware shall be located at Corporation Service Company, 1013 Centre Road, Wilmington, County of New Castle, Delaware 19805, or such other location as the General Partner may select in its sole discretion; and the registered agent for service of process on the Partnership in the State of Delaware at such registered office shall be Corporation Service Company, or such other Person as the General Partner may select in its sole discretion. The principal office of the Partnership shall be 18650 West Corporate Drive, Brookfield, Wisconsin 53045, or such other place as the General Partner may from time to time designate by notice to the Limited Partner in a regular communication to the Limited Partner. The Partnership may maintain offices at such other place or places within or outside the State of Delaware as the General Partner deems advisable.

SECTION 2.4  TERM.
             ----

     The term of the Partnership shall commence upon the initial filing of the Certificate pursuant to the Act and shall continue until December 31, 2097, unless it is dissolved sooner pursuant to the provisions of Article XIII or as otherwise provided by law.

                                  ARTICLE III

                                    PURPOSE
                                    -------

SECTION 3.1  PURPOSE AND BUSINESS.
             --------------------

     The purpose and nature of the business to be conducted by the Partnership is (i) to conduct any business and own any assets that may be lawfully conducted and owned, respectively, by a limited partnership organized pursuant to the Act; provided, however, that it is currently anticipated that such business shall be limited to and conducted in such a manner so as to permit the General Partner Entity at all times to be classified as a REIT, unless the General Partner Entity ceases to qualify or is not qualified as a REIT for any reason or reasons not related to the business conducted by the Partnership, (ii) to enter into any corporation, partnership, joint venture, trust, limited liability company or other similar arrangement to engage in any of the foregoing, or to own an interest in any entity engaged, directly or indirectly, in any of the foregoing, and (iii) to do anything necessary or incidental to the foregoing. In connection with the foregoing, the Partners acknowledge that the status of the General Partner Entity as a REIT inures to the benefit of all the Partners and not solely to the General Partner Entity, its shareholders or its Affiliates.

SECTION 3.2  POWERS.
             ------

     The Partnership is empowered to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described herein and for the protection and benefit of the Partnership, including, without limitation, full power and authority, directly or through its ownership interest in other entities, to enter into, perform and carry out contracts of any kind, borrow money and issue evidences of indebtedness, whether or not secured by mortgage, deed of trust, pledge or other lien, acquire, own, manage, improve and develop real property, and lease, sell, transfer and dispose of real property; provided, however, that the Partnership shall not take, or refrain from taking, any action which, in the judgment of the General Partner, in its sole and absolute discretion, (i) could adversely affect the ability of the General Partner Entity to continue to qualify as a REIT, (ii) could subject the General Partner Entity to any additional taxes under Section 857 or Section 4981 of the Code or (iii) could violate any law or regulation of any governmental body or agency having jurisdiction over the General Partner, the General Partner Entity or the securities of the General Partner Entity, unless such action (or inaction) shall have been specifically consented to by the General Partner in writing.

                                   ARTICLE IV
                 CAPITAL CONTRIBUTIONS AND ISSUANCES OF UNITS
                 ---------------------------------------------

SECTION 4.1  CAPITAL CONTRIBUTIONS OF THE PARTNERS.
             -------------------------------------

     At the time of the execution of this Agreement, the Partners shall make or shall have made the Capital Contributions as set forth in Exhibit A. The
                                                          ---------
Partners shall own Units in respect of such Capital Contributions in the amounts set forth in Exhibit A, which Exhibit A shall be amended from time to time by
             ---------        ---------
the General Partner, as contemplated by this Agreement and to the extent necessary to reflect accurately redemptions of Common Units, conversions of

Preferred Units into Common Units, Capital Contributions, the issuance of additional Units, a transfer of Units (as described in Article XI) or similar events having an effect on the number of Units outstanding from time to time.
To the extent the Partnership is acquiring any property by the merger of any other Person into the Partnership, Persons who receive Units in exchange for their interests in the Person merging into the Partnership shall become Partners and shall be deemed to have made Capital Contributions as provided in the applicable merger agreement and as set forth in Exhibit A as revised by the
                                                ---------
General Partner to reflect the merger. Except as provided in Sections 4.2, 7.5 and 10.5 hereof, the Partners shall have no right or obligation to make any additional Capital Contributions or provide any additional funding to the Partnership (whether in the form of loans, repayments of loans or otherwise). Except as specifically set forth in Section 13.3 hereof, no Partner shall have any obligation to restore any deficit that may exist in its Capital Account, either upon a liquidation of the Partnership or otherwise.

SECTION 4.2  ADDITIONAL CAPITAL CONTRIBUTIONS AND ISSUANCES OF ADDITIONAL UNITS.
             ------------------------------------------------------------------

  A.      Issuances of Additional Units.
          -----------------------------

               (i) General.  The General Partner is hereby authorized to cause
                   -------
          the Partnership to issue such additional Common Units or Preferred Units for any Partnership purpose at any time or from time to time, to the Partners (including the General Partner) or to other Persons for such consideration (including, without limitation, Contributed Property) and on such terms and conditions as shall be established by the General Partner in its sole and absolute discretion, all without the approval of any Limited Partner. Any additional Preferred Units issued pursuant to this Section 4.2.A(i) may be issued in one or more classes, or one or more series of any of such classes, with such designations, preferences and relative, participating, optional or other special rights, powers and duties (collectively, "Preferred Unit Terms") as shall be determined by the General Partner, in its sole and absolute discretion and without the approval of any Limited Partner, subject to Delaware law. Preferred Unit Terms shall be set forth by the General Partner on Schedule 4.2 to this Agreement. The General Partner is authorized to establish or otherwise revise Schedule 4.2 to this Agreement, as may be necessary from time to time, to reflect the Preferred Unit Terms of those classes or series of classes of Preferred Units that the General Partner may create pursuant to this
          Section 4.2.A(i). Any such classes or series of classes of Preferred Units may be senior to the Common Units or to other classes or series of classes of Preferred Units. Preferred Unit Terms shall include, without limitation, (x) the allocation of items of Partnership income, gain, loss, deduction and credit to each such class or series of Preferred Units, (y) the right of each such class or series of Preferred Units to share in Partnership distributions, and (z) the rights of each such class or series of Preferred Units upon dissolution and liquidation of the Partnership. Notwithstanding the foregoing in this Section 4.2.A(i), no additional Units shall be issued to the General Partner in respect of an issuance of Shares or other interests in the General Partner unless both:

                    (1) the additional Units are issued in connection with the issuance of Shares of, or other interests in, the General Partner, which Shares or interests have designations, preferences and other rights, all such that the economic interests (other than those relating to tax matters) attributable to such newly issued Shares are substantially similar to the designations, preferences and other rights (other than voting rights) of the additional Units issued to the General Partner by the Partnership in accordance with this Section 4.2; and

                    (2) except as provided in Section 4.2.A(ii), Section 4.2.B, and Section 4.2.C hereof, the General Partner shall make a Capital Contribution to the Partnership in an amount which is equal to the proceeds raised in connection with the issuance of such Shares or other interests in the General Partner.

               Without limiting the foregoing, the General Partner is expressly authorized to (a) receive Units in consideration for the contribution of assets (including proceeds from the sale, refinancing or disposition of any assets) to the Partnership; and (b) cause the Partnership to issue Common Units for less than fair market value, so long as the General Partner concludes, in good faith, that such issuance is in the best interests of the General Partner and the Partnership.

               (ii) Upon Issuance of New Securities.  The General Partner agrees
                    -------------------------------
          that it shall not issue any New Securities (other than Shares issued in connection with a redemption pursuant to Section 8.6 hereof) other than to all holders of Shares, unless (x) the General Partner shall cause the Partnership to issue to the General Partner Units or rights, options, warrants or convertible or exchangeable securities of the Partnership having designations, preferences and other rights, all such that the economic interests (other than those relating to tax matters) are substantially similar to those of the New Securities and
          (y) the General Partner makes a Capital Contribution to the Partnership in an amount which is equal to the proceeds from the issuance of such New Securities or from the exercise of rights contained in such New Securities, as the case may be; provided, however, that the General Partner may issue New Securities in connection with an acquisition of a property or other assets (whether by merger, consolidation or otherwise) to be held directly by the General Partner or a Subsidiary (other than the Partnership) of the General Partner if, and only if, such direct acquisition and issuance of additional Shares or New Securities have been approved and determined to be in the best interest of the General Partner and the Partnership by a majority of the Independent Trustees (or, if none, a majority of trustees of the General Partner). Without limiting the foregoing, the General Partner is expressly authorized to issue New Securities for less than fair market value, and to cause the Partnership to issue to the General Partner corresponding Units or derivative Partnership securities so long as (1) the General Partner concludes, in good faith, that such issuance is in the best interest of the General Partner and the Partnership (for example, and not by way of limitation, but as more fully discussed in Section 4.2.C, the issuance of Shares and corresponding Units pursuant to a Share Option Plan that have an exercise price that is less than the fair market value of the Shares, either at the time of issuance or at the time of exercise), and (2) the General Partner makes a Capital Contribution to the Partnership in an amount which is equal to the proceeds from such issuance to the Partnership.

     B.   Certain Deemed Contributions of Proceeds of Issuance of Shares.
          --------------------------------------------------------------
Subject to Sections 4.2.C and 4.2.D, in connection with any and all issuances of Shares, the General Partner shall make a Capital Contribution to the Partnership which is equal to the proceeds raised in connection with such issuance as required above, provided that if the proceeds actually received by the General Partner are less than the gross proceeds of such issuance as a result of any underwriter's discount or other expenses paid or incurred in connection with such issuance, then the General Partner shall be deemed to have made a Capital Contribution to the Partnership which is equal to the amount of the gross proceeds of such issuance and the Partnership shall be deemed simultaneously to have paid such offering expenses in connection with the required issuance of additional Units to the General Partner for such Capital Contribution pursuant to Section 4.2.A hereof.

     C.   Share Option Plan.  The General Partner may, from time to time,
          -----------------
establish compensation or other incentive plans, including, without limitation, an employee stock purchase plan, a compensatory stock option plan, or phantom stock plan (each a "Share Option Plan"), to provide incentives to any or all of its trustees, executive officers, certain key employees and certain independent contractors. The following examples are illustrative of the operation of the provisions of Section 4.2.A(i) with respect to issuances of New Securities to such trustees, officers, other employees and independent contractors:

               (i) If the General Partner awards common Shares to any such trustee, officer, other employee or independent contractor (a) the General Partner shall, as soon as practicable, contribute to the Partnership (to be thereafter taken into account of the purposes of calculating any cash distributable to the Partners) an amount which is equal to the price, if any, paid to the General Partner by such party for such common Shares, and (b) the General Partner shall be issued by the Partnership a number of additional Common Units equal to the product of (1) the number of such common Shares issued by the General Partner, multiplied by (2) a fraction, the numerator of which is one, and the denominator of which is the Conversion Factor in effect on the date of such contribution. In the case of Units issued to the General Partner in connection with the issuance of New Securities under a Share Option Plan, an amount equal to the difference between (a) the Value of Shares issued pursuant to any Share Option Plan and (b) the Option Exercise Price with respect to such Shares shall be deemed a "guaranteed payment" to the General Partner "without regard to net income" pursuant to the provisions of Section 707(c) of the Code and be deemed to have been contributed by the General Partner to the capital of the Partnership, thereby increasing its Capital Account;

               (ii) If the General Partner awards an option or warrant relating to common Shares, whether or not qualifying as an incentive stock option under the Code, to any trustee, officer, other employee or independent contractor, then the Partnership shall grant to the General Partner a corresponding option or warrant to acquire Common Units. Upon the exercise of such option or warrant for common Shares,
          (a) the General Partner shall, as soon as practicable after such exercise, contribute to the capital of the Partnership (to be thereafter taken into account of the purposes of calculating cash distributable to the Partners) an amount equal to the exercise price, if any, paid to the General Partner by such exercising party in connection with the exercise of the option or warrant (such amount paid hereinafter referred to as the "Option Exercise Price"), and (b) the General Partner shall be issued by the Partnership a number of additional Common Units equal to the product of (1) the number of Shares issued by the General Partner in satisfaction of such exercised option or warrant, multiplied by (2) a fraction, the numerator of which is one, and the denominator of which is the Conversion Factor in effect on the date of such contribution; and

               (iii) If the General Partner grants any trustee, officer, other employee or independent contractor share appreciation rights, performance share awards or other similar rights ("Incentive Rights"), then simultaneously, the Partnership shall grant the General Partner corresponding and economically equivalent rights. Consequently, upon the cash payment by General Partner to its trustees, officers, employees or independent contractors pursuant to such Incentive Rights, the Partnership shall make an equal cash payment to the General Partner.

SECTION 4.3  PERCENTAGE INTEREST ADJUSTMENTS IN THE CASE OF CAPITAL
             ------------------------------------------------------
             CONTRIBUTIONS FOR UNITS.
             -----------------------

     Upon the acceptance of additional Capital Contributions in exchange for additional Units, and if the Partnership shall have outstanding more than one class of Units, the Percentage Interest related to such additional Units shall be equal to a fraction, the numerator of which is equal to the amount of cash, if any, plus the Agreed Value of Contributed Property, if any, contributed with respect to such additional Units and the denominator of which is equal to the sum of (i) the Deemed Value of the Units for all outstanding classes computed as of the Business Day immediately preceding the date on which the additional Capital Contributions are made (an "Adjustment Date") plus (ii) the aggregate amount of additional Capital Contributions contributed to the Partnership on such Adjustment Date in respect of such additional Units. The Percentage Interest of each other Partner holding Units not making a full pro rata Capital Contribution shall be adjusted to a fraction, the numerator of which is equal to the sum of (i) the Deemed Unit Value of such Limited Partner (computed as of the applicable Adjustment Date), plus (ii) the amount of additional Capital Contributions

(such amount being equal to the amount of cash, if any, plus the Agreed Value of Contributed Property, if any, so contributed), if any, made by such Partner to the Partnership in respect of such Units as of such Adjustment Date and the denominator of which is equal to the sum of (i) the Deemed Value of the Units of all outstanding classes (computed as of the applicable Adjustment Date) plus
(ii) the aggregate amount of additional Capital Contributions contributed to the Partnership on such Adjustment Date in respect of the additional Units issued. For purposes of calculating a Partner's Percentage Interest pursuant to this
Section 4.3, cash Capital Contributions by the General Partner will be deemed to equal the cash contributed by the General Partner plus (a) in the case of cash contributions funded by an offering of any equity interests in or other securities of the General Partner (including, if applicable and without limitation, those offered in connection with any dividend reinvestment plan of the General Partner), the offering costs attributable to the cash contributed to the Partnership, and (b) in the case of Units issued pursuant to Section 4.2.A(ii), an amount equal to the difference between the Value of the Shares sold pursuant to any Share Option Plan and the net proceeds of such sale.

SECTION 4.4  NO PREEMPTIVE RIGHTS.
             --------------------

     Except to the extent expressly granted by the Partnership pursuant to another agreement, no Person shall have any preemptive, preferential or other similar right with respect to (i) additional Capital Contributions or loans to the Partnership or (ii) the issuance or sale of any Units.

SECTION 4.5  OTHER CONTRIBUTION PROVISIONS.
             -----------------------------

     If any Partner is admitted to the Partnership and is given a Capital Account in exchange for services rendered to the Partnership, such transaction shall be treated by the Partnership and the affected Partner as if the Partnership had compensated such Partner in cash, and the Partner had contributed such cash to the capital of the Partnership.

SECTION 4.6  NO INTEREST ON CAPITAL.
             ----------------------

     No Partner shall be entitled to interest on its Capital Contributions or its Capital Account.

SECTION 4.7  RETURN OF CAPITAL CONTRIBUTIONS.
             -------------------------------

     No Partner shall be entitled to withdraw any part of its Capital Contribution or its Capital Account or to receive any distribution from the Partnership, except as specifically provided in this Agreement. Except as otherwise provided herein, there shall be no obligation to return to any Partner or withdrawn Partner any part of such Partner's Capital Contribution for so long as the Partnership continues in existence.

SECTION 4.8  NO THIRD PARTY BENEFICIARY.
             --------------------------

     Except as set forth in Section 13.3 hereof, no creditor or other third party having dealings with the Partnership shall have the right to enforce the right or obligation of any Partner to make Capital Contributions or loans or to pursue any other right or remedy hereunder or at law or in equity, it being understood and agreed that the provisions of this Agreement shall be solely for the benefit of, and may be enforced solely by, the parties hereto and their respective successors and assigns. Except as set forth in Section 13.3 hereof, none of the rights or obligations of the Partners herein set forth to make Capital Contributions or loans to the Partnership shall be deemed an asset of the Partnership for any purpose by any creditor or other third party, nor may such rights or obligations be sold, transferred or assigned by the Partnership or pledged or encumbered by the Partnership to secure any debt or other obligation of the Partnership or of any of the Partners. In addition, it is the intent of the parties hereto that no distribution to any Limited Partner shall be deemed a return of money or other property in violation of the Act.

                                   ARTICLE V
                                 DISTRIBUTIONS
                                 -------------

SECTION 5.1  REQUIREMENT AND CHARACTERIZATION OF DISTRIBUTIONS.
             -------------------------------------------------

     A.   General.  Subject to Section 5.1.C, the General Partner shall cause
          -------
the Partnership to distribute, at least quarterly, to the Partners who are Partners on the Partnership Record Date with respect to the applicable Distribution Period, an amount equal to no less than the Minimum Distribution Amount. Such distribution shall be made to and among the Partners in accordance with the priorities, if any, set forth in Section 5.1.B hereof. Notwithstanding anything to the contrary contained herein, in no event may a Partner receive a distribution with respect to a Unit for a quarter or shorter period if such Partner is entitled to receive a distribution with respect to a Share for which such Unit has been redeemed or exchanged. Unless otherwise expressly provided for in this Agreement, including in Schedule 4.2 of this Agreement as may be established or amended to reflect the Preferred Unit Terms of a class of Preferred Units that is created in accordance with Article IV hereof, no Unit shall be entitled to a distribution in preference to any other Unit. The General Partner shall make reasonable efforts, as determined by it in its sole and absolute discretion and consistent with the qualification of the General Partner Entity as a REIT, to distribute amounts to Limited Partners so as to preclude any such distribution or portion thereof from being treated as part of a sale of property of the Partnership by a Limited Partner under Section 707 of the Code or the Regulations thereunder; provided that, the General Partner and the Partnership shall not have liability to a Limited Partner under any circumstances as a result of any distribution to a Limited Partner being so treated.

     B.   Method.  Subject to Section 5.1.A, Section 5.1.C, Section 5.2, Section
          ------
5.3, and Section 5.4, the General Partner shall cause the Partnership to distribute the Minimum Distribution Amount to and among the Partners such that:

          (i) each holder of Preferred Units is accorded that preference to which it is entitled pursuant to its respective Preferred Unit Terms (and, within each class of Preferred Units, to and among the Partners in proportion to their respective Percentage Interests on such Partnership Record Date); and

          (ii) to the extent that amounts remain available for distribution following the aggregate distribution set forth in the foregoing clause (i), amounts are distributed to and among the holders of all classes of Units (including, without limitation, Preferred Units to the extent provided in Schedule 4.2) in proportion to their respective Percentage Interests on such Partnership Record Date.

     C.   Distribution For Initial Distribution Period.  Notwithstanding
          --------------------------------------------
anything to the contrary contained above in this Section 5.1 or in Section 11.6.D, the first distribution paid by the Partnership with respect to newly issued Units held by any Partner shall be prorated to reflect the actual portion of the Distribution Period for which the distribution is being paid during which such newly issued Units were outstanding, regardless of the Partnership Record Date for such Distribution Period, or shall be in such lesser amount (but not greater amount) as may be agreed by the General Partner and the holders of such Units.

SECTION 5.2  AMOUNTS WITHHELD.
             ----------------

     All amounts withheld pursuant to the Code or any provisions of any state or local tax law and Section 10.5 with respect to any allocation, payment or distribution to the General Partner, Limited Partners or Assignees shall be treated as amounts distributed to the General Partner, Limited Partners or Assignees pursuant to Section 5.1 for all purposes under this Agreement.

SECTION 5.3  DISTRIBUTIONS UPON LIQUIDATION.
             ------------------------------

     Proceeds from a Terminating Capital Transaction shall be distributed to the Partners in accordance with Section 13.2.

SECTION 5.4  REVISIONS TO REFLECT ISSUANCE OF UNITS.
             --------------------------------------

     If the Partnership issues Units to the General Partner or any Additional Partner pursuant to Article IV hereof, the General Partner shall make such revisions to this Article V, Schedule 4.2 and Exhibit A as it deems necessary to
                                              ---------
reflect the issuance of such additional Units, without the consent or approval of any other Partner. Such revisions may be (but shall not be required to be) incorporated herein through the execution of an Addendum that reflects, among other things, the terms of such issuance.

                                   ARTICLE VI
                                  ALLOCATIONS
                                  -----------

SECTION 6.1  ALLOCATIONS FOR CAPITAL ACCOUNT PURPOSES.
             ----------------------------------------

     For purposes of maintaining Capital Accounts and in determining the rights of the Partners among themselves, Partnership income, gain, loss and deductions (computed in accordance with Exhibit B) shall be allocated among the Partners in
                             ---------
each taxable year (or portion thereof) as provided below.

     A.   Net Income.  After giving effect to the special allocations set forth
          ----------
in Section B.3(a) of Exhibit B, Net Income shall be allocated:
                     ---------

               (i) first, to the General Partner to the extent that cumulative Net Losses previously allocated the General Partner pursuant to Section 6.1.B(vi) hereof exceed cumulative Net Income previously allocated to the General Partner pursuant to this clause (i);

               (ii) second, to the holders of Preferred Units until each such holder of Preferred Units has been allocated, on a cumulative basis pursuant to this clause (ii), Net Income equal to the cumulative Priority Return Amount distributable to such holder of Preferred Units (and, within each class of Preferred Units, pro rata in proportion to the respective Priority Return Amounts distributable to all holders of Preferred Units in such class, and, among the classes of such Preferred Units, in accordance with their relative preferences, if any, as set forth on Schedule 4.2 attached hereto);

               (iii) third, to each Protected Partner until the cumulative Net Income allocated such Protected Partner under this clause (iii) equals the cumulative Net Losses allocated such Protected Partner under Section 6.1.B(v) (and, within the class of Protected Partners, pro rata in proportion to their respective percentages of the cumulative Net Losses allocated all Protected Partners pursuant to Section 6.1.B(v) hereof);

               (iv) fourth, to the General Partner until the cumulative Net Income allocated under this clause (iv) equals the cumulative Net Losses allocated the General Partner under Section 6.1.B(iv) hereof;

               (v) fifth, to each holder of Preferred Units until the cumulative Net Income allocated such holder of Preferred Units under this clause (v) equals the cumulative Net Losses allocated such holder under
     Section 6.1.B(iii) hereof (and, within each class of Preferred Units, pro rata in proportion to the respective amounts of cumulative Net Losses allocated all holders of such class of Preferred Units pursuant to the provisions of Section 6.1.B(iii), and, among the classes of Preferred Units in accordance with their relative preferences, if any, as set forth on
     Schedule 4.2 attached hereto); and

               (vi) thereafter, to and among the holders of Common Units (and, within each such class, pro rata in proportion to their respective Percentage Interests as of the last day of the period for which such allocation is being made and, among the classes of Common Units, if more than one, in accordance with the relative preferences, if any, as set forth on Schedule 4.2 attached hereto).

     B.   Net Losses.  After giving effect to the special allocations set forth
          ----------
in Section B.3(a) of Exhibit B, Net Losses shall be allocated:

               (i) first, to each holder of Preferred Units, until such time as such holder has been allocated cumulative Net Losses pursuant to this clause (i) equal to the excess of (a) cumulative Net Income allocated such holder under Section 6.1.A(ii) hereof over (b) actual distributions made with respect to such holder of Preferred Units pursuant to clause (i) of
     Section 5.1.B (and, within each class of Preferred Units, pro rata in proportion to the respective amounts allocable pursuant to this clause (i) to all holders of such class of Preferred Units and, among the classes of Preferred Units in accordance with relative preferences, if any, as set forth on Schedule 4.2 attached hereto);

               (ii) second, to each holder of Common Units until such time as the Capital Account of such holder of such Common Units has been reduced to zero (and, within each class of Common Unit holders, pro rata in proportion to their respective Percentage Interests as of the last day of the period for which such allocation is being made and, among the classes of Common Units, if more than one, in accordance with the relative preferences, if any, as set forth on Schedule 4.2 attached hereto);

               (iii) third, to each holder of Preferred Units until such time as the Capital Account of such holder of Preferred Units has been reduced to zero (and, within each class of Preferred Units, pro rata in proportion to their respective Percentage Interests as of the last day of the period for which such allocation is being made and, among the classes of Preferred Units in accordance with the relative preferences, if any, as set forth on
     Schedule 4.2 attached hereto);

               (iv) fourth, to the General Partner in an amount equal to the excess of (a) the amount of Recourse Liabilities over (b) the Aggregate Protected Amount;

               (v) fifth, to and among the Protected Partners, in proportion to their respective Protected Amounts, until such time as the Protected Partners have been allocated cumulative Net Losses pursuant to this clause
     (v) equal to the Aggregate Protected Amount; and

               (vi)  thereafter, to the General Partner.

     C.   Recapture Income.  Any gain allocated to the Partners upon the sale or
          ----------------
other taxable disposition of any Partnership asset shall, to the extent possible after taking into account other required allocations of gain pursuant to Exhibit B, be characterized as Recapture Income in the same proportions and to the same extent as such Partners have been allocated any deductions directly or indirectly giving rise to the treatment of such gains as Recapture Income.

SECTION 6.2  REVISIONS TO ALLOCATIONS TO REFLECT ISSUANCE OF UNITS.
             -----------------------------------------------------

     If the Partnership issues Units to the General Partner or any Additional Partner pursuant to Article IV hereof, the General Partner shall make such revisions to this Article VI, Schedule 4.2, and Exhibit A as it deems necessary
                                                ---------
to reflect the terms of the issuance of such Units, without the consent or approval of any other Partner. Such revisions may be (but shall not be required to be) incorporated herein through the execution of an Addendum that reflect, among other things, the terms of such issuance.

                                  ARTICLE VII
                     MANAGEMENT AND OPERATIONS OF BUSINESS
                     -------------------------------------

SECTION 7.1  MANAGEMENT.
             ----------

     A.   Powers of General Partner.  Except as otherwise expressly provided in
          -------------------------
this Agreement, all management powers over the business and affairs of the Partnership are and shall be exclusively vested in the General Partner, and no Limited Partner shall have any right to participate in or exercise control or management power over the business and affairs of the Partnership. The General Partner may not be removed by the Limited Partners with or without cause. In addition to the powers now or hereafter granted a general partner of a limited partnership under applicable law or which are granted to the General Partner under any other provision of this Agreement, the General Partner, subject to
Section 7.11, shall have full power and authority to do all things deemed necessary or desirable by it to conduct the business of the Partnership, to exercise all powers set forth in Section 3.2 and to effectuate the purposes set forth in Section 3.1, including, without limitation:

               (i) the making of any expenditures, the lending or borrowing of money [including, without limitation, making prepayments on loans and borrowing money to permit the Partnership to make distributions to its Partners in such amounts as are required under Section 5.1.A or will permit the General Partner Entity to avoid the payment of any federal income tax (including, for this purpose, any corporate level tax imposed on corporations which do not qualify as REIT and any excise tax pursuant to
     Section 4981 of the Code) and to make distributions to its shareholders, including borrowing money from the Partnership in amounts sufficient to make distributions to its shareholders which, on a per share basis, are consistent with distributions to each holder of Common Units], the assumption or guarantee of, or other contracting for, indebtedness and other liabilities, the issuance of evidences of indebtedness (including the securing of same by mortgage, deed of trust or other lien or encumbrance on the Partnership's assets) and the incurring of any obligations the General Partner Entity deems necessary for the conduct of the activities of the Partnership;

               (ii) the making of tax, regulatory and other filings, or rendering of periodic or other reports to governmental or other agencies having jurisdiction over the business or assets of the Partnership;

               (iii) the acquisition, disposition, mortgage, pledge, encumbrance, hypothecation or exchange of any or all of the assets of the Partnership (including the exercise or grant of any conversion, option, privilege or subscription right or other right available in connection with any assets at any time held by the Partnership) or the merger or other combination of the Partnership with or into another entity on such terms as the General Partner deems proper;

               (iv) the use of the assets of the Partnership (including, without limitation, cash on hand) for any purpose consistent with the terms of this Agreement and on any terms it sees fit, including, without limitation, the financing of the conduct of the operations of the General Partner, the Partnership or any of the Partnership's Subsidiaries, the lending of funds to other Persons (including, without limitation, the General Partner, its Subsidiaries and the Partnership's Subsidiaries) and the repayment of obligations of any or all of the Partnership, the Partnership's Subsidiaries and any other Person in which the Partnership has an equity investment and the making of capital contributions to its Subsidiaries;

               (v) the management, operation, leasing, landscaping, repair, alteration, demolition or improvement of any real property or improvements owned or managed by the Partnership or any Subsidiary of the Partnership or any Person in which the Partnership has made a direct or indirect equity investment;

               (vi) the negotiation, execution, and performance of any contracts, conveyances or other instruments that the General Partner considers useful or necessary to the conduct of the Partnership's operations or the implementation of the General Partner's powers under this Agreement, including contracting with contractors, developers, consultants, accountants, legal counsel, other professional advisors and other agents and the payment of their expenses and compensation out of the Partnership's assets;

               (vii) the mortgage, pledge, encumbrance or hypothecation of any assets of the Partnership for any purpose consistent with the terms of this Agreement and on any terms it sees fit, including, without limitation, the financing of the conduct or the operations of the General Partner or the Partnership, the lending of funds to other Persons (including, without limitation, any Subsidiaries of the Partnership) and the repayment of obligations of the Partnership, any of its Subsidiaries and any other Person in which it has an equity investment;

               (viii) the distribution of Partnership cash or other Partnership assets in accordance with this Agreement;

               (ix) the holding, managing, investing and reinvesting of cash and other assets of the Partnership;

               (x) the collection and receipt of revenues and income of the Partnership;

               (xi) the selection, designation of powers, authority and duties and the dismissal of employees of the Partnership (including, without limitation, employees having titles such as "president," "vice president," "secretary" and "treasurer") and agents, outside attorneys, accountants, consultants and contractors of the Partnership and the determination of their compensation and other terms of employment or hiring;

               (xii) the maintenance of such insurance for the benefit of the Partnership and the Partners as it deems necessary or appropriate;

               (xiii) the formation of, or acquisition of an interest
     (including non-voting interests in entities controlled by Affiliates of the Partnership or third parties) in, and the contribution of property to, any further limited or general partnerships, joint ventures, limited liability companies or other relationships that it deems desirable (including, without limitation, the acquisition of interests in, and the contributions of funds or property to, or making of loans to, its Subsidiaries and any other Person in which it has an equity investment from time to time, or the incurrence of indebtedness on behalf of such Persons or the guarantee of the obligations of such Persons); provided that, as long as the General Partner Entity has determined to continue to qualify as a REIT, the Partnership may not engage in any such formation, acquisition or contribution that would cause the General Partner Entity to fail to qualify as a REIT;

               (xiv) the control of any matters affecting the rights and obligations of the Partnership, including the settlement, compromise, submission to arbitration or any other form of dispute resolution or abandonment of any claim, cause of action, liability, debt or damages due or owing to or from the Partnership, the commencement or defense of suits, legal proceedings, administrative proceedings, arbitrations or other forms of dispute resolution, the representation of the Partnership in all suits or legal proceedings, administrative proceedings, arbitrations or other forms of dispute resolution, the incurring of legal expense and the indemnification of any Person against liabilities and contingencies to the extent permitted by law;

               (xv) the determination of the fair market value of any Partnership property distributed in kind, using such reasonable method of valuation as the General Partner may adopt;

               (xvi) the exercise, directly or indirectly, through any attorney-in-fact acting under a general or limited power of attorney, of any right, including the right to vote, appurtenant to any assets or investment held by the Partnership;

               (xvii) the exercise of any of the powers of the General Partner enumerated in this Agreement on behalf of or in connection with any Subsidiary of the Partnership or any other Person in which the Partnership has a direct or indirect interest, individually or jointly with any such Subsidiary or other Person;

               (xviii) the exercise of any of the powers of the General Partner enumerated in this Agreement on behalf of any Person in which the Partnership does not have any interest pursuant to contractual or other arrangements with such Person;

               (xix) the making, executing and delivering of any and all deeds, leases, notes, deeds to secure debt, mortgages, deeds of trust, security agreements, conveyances, contracts, guarantees, warranties, indemnities, waivers, releases or other legal instruments or agreements in writing necessary or appropriate in the judgment of the General Partner for the accomplishment of any of the powers of the General Partner enumerated in this Agreement;

               (xx) the distribution of cash to acquire Common Units held by a Limited Partner in connection with a Limited Partner's exercise of its Redemption Right under Section 8.6;

               (xxi) the amendment and restatement of Exhibit A to reflect accurately at all times the Capital Contributions and Percentage Interests of the Partners as the same are adjusted from time to time to the extent necessary to reflect redemptions, Capital Contributions, the issuance of Units, the admission of any Additional Partner, Substituted Partner or otherwise, which amendment and restatement, notwithstanding anything in this Agreement to the contrary, shall not be deemed an amendment of this Agreement, as long as the matter or event being reflected in Exhibit A otherwise is authorized by this Agreement;

               (xxii) the establishment, amendment and restatement of Schedule
     4.2 hereof from time to time as the General Partner deems appropriate in its sole and absolute discretion to create, modify, delete, or otherwise affect the Preferred Unit Terms with respect to any and all classes of Preferred Units, which amendment and restatement, notwithstanding anything in this Agreement to the contrary, shall not be deemed an amendment of this Agreement, as long as the matter or event being reflected in Schedule 4.2 otherwise is authorized by this Agreement; and

               (xxiii) the General Partner shall be authorized, notwithstanding its fiduciary or other obligations to the Limited Partners pursuant to Delaware law or this Agreement, to consider and otherwise to take into account in its actions or inactions, possibly to the derogation of the Limited Partners, as appropriate, its fiduciary or other obligations to the holders of its Shares pursuant to state or other law, including for this purpose, federal securities laws and provisions of the Code.

     B.   No Approval by Limited Partners.  Except as provided in Section 7.11,
          -------------------------------
each of the Limited Partners agrees that the General Partner is authorized to execute, deliver and perform the above-mentioned agreements and transactions on behalf of the Partnership without any further act, approval or vote of the Partners, notwithstanding any other provision of this Agreement, the Act or any applicable law, rule or regulation, to the full extent permitted under the Act or other applicable law. The execution, delivery or performance by the General Partner or the Partnership of any agreement authorized or permitted under this Agreement shall not constitute a breach by the General Partner of any duty that the General Partner may owe the Partnership or the Limited Partners, any other Persons under this Agreement or of any duty stated or implied by law or equity.

     C.   Insurance.  At all times from and after the date hereof, the General
          ---------
Partner may cause the Partnership to obtain and maintain (i) casualty, liability and other insurance on the properties of the Partnership and (ii) liability insurance for the Indemnitees hereunder and (iii) such other insurance as the General Partner, in its sole and absolute discretion, determines to be necessary or desirable.

     D.   Working Capital and Other Reserves.  At all times from and after the
          ----------------------------------
date hereof, the General Partner may cause the Partnership to establish and maintain working capital reserves in such amounts as the General Partner, in its sole and absolute discretion, deems appropriate and reasonable from time to time, including upon liquidation of the Partnership under Section 13.

     E.   No Obligations to Consider Tax Consequences of Limited Partners.  In
          ---------------------------------------------------------------
exercising its authority under this Agreement, the General Partner may, but shall be under no obligation to, take into account the tax consequences to any Partner (including the General Partner) of any action taken (or not taken) by it. The General Partner and the Partnership shall not have liability to a Limited Partner for monetary damages or otherwise for losses sustained, liabilities incurred or benefits not derived by such Limited Partner in connection with such decisions, provided that the General Partner has acted in good faith and pursuant to its authority under this Agreement.

SECTION 7.2  CERTIFICATE OF LIMITED PARTNERSHIP.
             ----------------------------------

     The General Partner has previously filed the Certificate with the Secretary of State of Delaware. To the extent that such action is determined by the General Partner to be reasonable and necessary or appropriate, the General Partner shall file amendments to and restatements of the Certificate and do all the things to maintain the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) under the laws of the State of Delaware and each other state, the District of Columbia or other jurisdiction in which the Partnership may elect to do business or own property. Subject to the terms of Section 8.5.A(iv), the General Partner shall not be required, before or after filing, to deliver or mail a copy of the Certificate or any amendment thereto to any Limited Partner. The General Partner shall use all reasonable efforts to cause to be filed such other certificates or documents as may be reasonable and necessary or appropriate for the formation, continuation, qualification and operation of a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware and any other state, the District of Columbia or other jurisdiction in which the Partnership may elect to do business or own property.

SECTION 7.3  TITLE TO PARTNERSHIP ASSETS.
             ---------------------------

     Title to Partnership assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partners, individually or collectively, shall have any ownership interest in such Partnership assets or any portion thereof. Title to any or all of the Partnership assets may be held in the name of the Partnership, the General Partner or one or more nominees, as the General Partner may determine, including Affiliates of the General Partner. The General Partner hereby declares and warrants that any Partnership assets for which legal title is held in the name of the General Partner or any nominee or Affiliate of the General Partner shall be held by the General Partner for the use and benefit of the Partnership in accordance with the provisions of this Agreement. All Partnership assets shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which legal title to such Partnership assets is held.

SECTION 7.4  REIMBURSEMENT OF THE GENERAL PARTNER.
             ------------------------------------

     A.   No Compensation.  Except as provided in this Section 7.4 and elsewhere
          ---------------
in this Agreement (including the provisions of Articles V and VI regarding distributions, payments and allocations to which the General Partner may be entitled), the General Partner shall not be compensated for its services as general partner of the Partnership.

     B.   Responsibility for Partnership Expenses.  The Partnership shall be
          ---------------------------------------
responsible for and shall pay all expenses relating to the Partnership's organization, the ownership of its assets and its operations. The General Partner shall be reimbursed on a monthly basis, or such other basis as the General Partner may determine in its sole and absolute discretion, for all expenses it incurs relating to the ownership and operation of, or for the benefit of, the Partnership (including, without limitation, expenses related to the operations of the General Partner and to the management and administration of any Subsidiaries of the General Partner or the Partnership or Affiliates of the Partnership, such as auditing expenses and filing fees); provided that, the amount of any such reimbursement shall be reduced by (i) any interest earned by the General Partner with respect to bank accounts or other instruments or accounts held by it on behalf of the Partnership as permitted in Section 7.5.A (which interest is considered to belong to the Partnership and shall be paid over to the Partnership to the extent not applied to reimburse the General Partner for expenses hereunder); and (ii) any amount derived by the General Partner from any investments permitted in Section 7.5.A. The General Partner shall determine, in good faith, the amount of expenses incurred by it related to the ownership and operation of, or for the benefit of, the Partnership. If certain expenses are incurred for the benefit of the Partnership and other entities (including the General Partner), such expenses will be allocated to the Partnership and such other entities in such a manner as the General Partner in its sole and absolute discretion deems fair and reasonable. Such reimbursements shall be in addition to any reimbursement to the General Partner pursuant to
Section 10.3.C and as a result of indemnification pursuant to Section 7.7. All payments and reimbursements hereunder shall be characterized for federal income tax purposes as expenses of the Partnership incurred on its behalf, and not as expenses of the General Partner.

     C.   Unit Issuance Expenses.  The General Partner shall also be reimbursed
          ----------------------
for all expenses it incurs relating to any issuance of Units, Shares, Debt of the Partnership, Funding Debt or rights, options, warrants or convertible or exchangeable securities pursuant to Article IV (including, without limitation, all costs, expenses, damages and other payments resulting from or arising in connection with litigation related to any of the foregoing), all of which expenses are considered by the Partners to constitute expenses of, and for the benefit of, the Partnership.

     D.   Purchases of Shares by the General Partner.  If the General Partner
          ------------------------------------------
exercises its rights under the Declaration of Trust to purchase Shares or otherwise elects to purchase from its shareholder's Shares in connection with a share repurchase or similar program or for the purpose of delivering such Shares to satisfy an obligation under any dividend reinvestment or equity purchase program adopted by the General Partner, any employee equity purchase plan adopted by the General Partner or any similar obligation or arrangement undertaken by the General Partner in the future, the purchase price paid by the General Partner for those Shares and any other expenses incurred by the General Partner in connection with such purchase shall be considered expenses of the Partnership and shall be reimbursable to the General Partner, subject to the conditions that: (i) if those Shares subsequently are to be sold by the General Partner, the General Partner shall pay to the Partnership any proceeds received by the General Partner for those Shares (provided that a transfer of Shares for Common Units pursuant to Section 8.6 would not be considered a sale for such purposes); and (ii) if such Shares are not retransferred by the General Partner within 30 days after the purchase thereof, the General Partner shall cause the Partnership to cancel a number of Units (rounded to the nearest whole Unit) held by the General Partner equal to the product attained by multiplying the number of those Shares by a fraction, the numerator of which is one and the denominator of which is the Conversion Factor.

     E.   Reimbursement not a Distribution.  If and to the extent any
          --------------------------------
reimbursement made pursuant to this Section 7.4 is determined for federal income tax purposes not to constitute a payment of expenses of the Partnership, the amount so determined shall constitute a guaranteed payment within the meaning of
Section 707(c) of the Code, shall be treated consistently therewith by the Partnership and all Partners and shall not be treated as a distribution for purposes of computing the Partners' Capital Accounts.

SECTION 7.5  OUTSIDE ACTIVITIES OF THE GENERAL PARTNER; RELATIONSHIP OF SHARES
             -----------------------------------------------------------------
             TO UNITS; FUNDING DEBT.
             ----------------------

     A.   General.  Without the Consent of Limited Partners, the General Partner
          -------
shall not, directly or indirectly, enter into or conduct any business that it is not conducting as of the date hereof, other than in connection with the ownership, acquisition and disposition of its Units, the management of the business of the Partnership, and such activities as are incidental to any of the foregoing. Without the Consent of Limited Partners, the assets of the General Partner shall be limited to its interest in Subsidiaries it owns as of the Effective Date, Units and permitted debt obligations of the Partnership (as contemplated by Section 7.5.C), so that, but for the General Partner's interest in Subsidiaries it owns as of the Effective Date, Shares and Units are completely fungible except as otherwise specifically provided herein; provided that the General Partner shall be permitted to hold such bank accounts or similar instruments or accounts in its name as it deems necessary to carry out its responsibilities and purposes as contemplated under this Agreement and its organizational documents (provided that accounts held on behalf of the Partnership to permit the General Partner to carry out its responsibilities under this Agreement shall be considered to belong to the Partnership and the interest earned thereon shall, subject to Section 7.4.B, be applied for the benefit of the Partnership); and, provided further, that the General Partner shall be permitted to acquire, directly or through a

Qualified REIT Subsidiary or limited liability company, up to a 1% interest in any partnership or limited liability company at least 99% of the equity of which is owned, directly or indirectly, by the Partnership. The General Partner and any of its Affiliates (including the Partnership) may acquire Units from Limited Partners, and shall be entitled (though not obligated) to exercise all rights of a Limited Partner relating to such Units. Without limitation of the preceding sentence, if the Partnership acquires (or is entitled to acquire) Units, be it by virtue of the exercise of a Redemption Right or otherwise (including, without limitation, as a result of a direct or indirect interest held by the Partnership in Contributed Property), such Units shall be canceled immediately, if they have actually been issued at all; provided, however, that any such Units that would otherwise be issued to the Partnership need not be issued at all.

     B.   Forfeiture of Shares.  If the Partnership or the General Partner
          --------------------
acquires Shares as a result of the forfeiture of such Shares under a Share Option Plan, including, without limitation, a restricted or similar share plan, then the General Partner shall cause the Partnership to cancel that number of Units equal to the number of Shares so acquired, and, if the Partnership acquired such Shares, it shall transfer such Shares to the General Partner for cancellation.

     C.   Funding Debt.  The General Partner Entity may incur a Funding Debt,
          ------------
including, without limitation, a Funding Debt that is convertible into Shares or otherwise constitutes a class of New Securities ("Convertible Funding Debt"), subject to the condition that, consistent with Section 7.4.C, the General Partner Entity lend to the Partnership the net proceeds of such Funding Debt; provided that Convertible Funding Debt shall be issued pursuant to Section 4.2 above; and, provided further, that the General Partner Entity shall not be obligated to lend the net proceeds of any Funding Debt to the Partnership in a manner that would be inconsistent with the General Partner Entity's ability to remain qualified as a REIT. If the General Partner Entity enters into any Funding Debt, the loan to the Partnership shall be on comparable terms and conditions, including interest rate, repayment schedule and costs and expenses, as are applicable with respect to or incurred in connection with such Funding Debt.

SECTION 7.6  TRANSACTIONS WITH AFFILIATES.
             ----------------------------

     A.   Transactions with Certain Affiliates.  Except as expressly permitted
          ------------------------------------
by this Agreement, including, without limitation, the provisions of Section 7.1.A(i), the Partnership shall not, directly or indirectly, sell, transfer or convey any property to, or purchase any property from, or borrow funds from, or lend funds to, any Partner or any Affiliate of the Partnership that is not also a Subsidiary of the Partnership, except pursuant to transactions that are on terms that are fair and reasonable and no less favorable to the Partnership than would be obtained from an unaffiliated third party.

     B.   Conflict Avoidance.  The General Partner is expressly authorized, but
          ------------------
not required, to enter into, in the name and on behalf of the Partnership, a right of first opportunity arrangement and other conflict avoidance agreements with various Affiliates of the

Partnership and General Partner on such terms as the General Partner, in its sole and absolute discretion, believes is advisable.

     C.   Benefit Plans Sponsored by the Partnership.  The General Partner in
          ------------------------------------------
its sole and absolute discretion and without the approval of the Limited Partners, may propose and adopt on behalf of the Partnership employee benefit plans funded by the Partnership for the benefit of employees of the General Partner, the Partnership, Subsidiaries of the Partnership or any Affiliate of any of them.

SECTION 7.7  INDEMNIFICATION.
             ---------------

     A.   General.  The Partnership shall indemnify each Indemnitee to the
          -------
fullest extent provided by the Act from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including, without limitation, attorneys fees and other legal fees and expenses), judgments, fines, settlements and other amounts arising from or in connection with any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, incurred by the Indemnitee and relating to the Partnership or the General Partner or the operation of, or the ownership of property by, any of them as set forth in this Agreement in which any such Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, unless it is established by a final determination of a court of competent jurisdiction that:
(i) the act or omission of the Indemnitee was material to the matter giving rise to the proceeding and either was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the Indemnitee actually received an improper personal benefit in money, property or services; or (iii) in the case of any criminal proceeding, the Indemnitee had reasonable cause to believe that the act or omission was unlawful. Without limitation, the foregoing indemnity shall extend to any liability of any Indemnitee pursuant to a loan guarantee, contractual obligation for any indebtedness or other obligation or otherwise, for any indebtedness of the Partnership or any Subsidiary of the Partnership (including, without limitation, any indebtedness which the Partnership or any Subsidiary of the Partnership has assumed or taken subject to), and the General Partner is hereby authorized and empowered, on behalf of the Partnership, to enter into one or more indemnity agreements consistent with the provisions of this Section 7.7 in favor of any Indemnitee having or potentially having liability for any such indebtedness. The termination of any proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct set forth in this Section 7.7.A. The termination of any proceeding by conviction or upon a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the Indemnitee acted in a manner contrary to that specified in this Section 7.7.A with respect to the subject matter of such proceeding. Any indemnification pursuant to this Section 7.7 shall be made only out of the assets of the Partnership, and any insurance proceeds from any liability policy covering the General Partner and any Indemnitee, and no Partner shall have any obligation to contribute to the capital of the Partnership or otherwise provide funds to enable the Partnership to fund its obligations under this Section 7.7.

     B.   Advancement of Expenses.  Reasonable expenses expected to be incurred
          -----------------------
by an Indemnitee shall be paid or reimbursed by the Partnership in advance of the final disposition of any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative made or threatened against an Indemnitee upon receipt by the Partnership of (i) a written affirmation by the Indemnitee of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification by the Partnership as authorized in this Section 7.7 has been met and (ii) a written undertaking by or on behalf of the Indemnitee to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

     C.   No Limitation of Rights.  The indemnification provided by this Section
          -----------------------
7.7 shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity unless otherwise provided in a written agreement pursuant to which such Indemnitee is indemnified.

     D.   Insurance.  The Partnership may purchase and maintain insurance on
          ---------
behalf of the Indemnitees and such other Persons as the General Partner shall determine against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership's activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

     E.   Benefit Plan Fiduciary.  For purposes of this Section 7.7, (i) excise
          ----------------------
taxes assessed on an Indemnitee, of for which the Indemnitee is otherwise found liable, with respect to an ERISA Plan pursuant to applicable law shall constitute fines within the meaning of this Section 7.7 and (ii) actions taken or omitted by the Indemnitee with respect to an ERISA Plan in the performance of its duties for a purpose reasonably believed by it to be in the interest of the participants and beneficiaries of such ERISA Plan shall be deemed to be for a purpose which is not opposed to the best interests of the Partnership.

     F.   No Personal Liability for Partners.  In no event may an Indemnitee
          ----------------------------------
subject any of the Partners to personal liability by reason of the indemnification provisions set forth in this Agreement.

     G.   Interested Transactions.  An Indemnitee shall not be denied
          -----------------------
indemnification in whole or in part under this Section 7.7 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise not prohibited by the terms of this Agreement.

     H.   Benefit.  The provisions of this Section 7.7 are for the benefit of
          -------
the Indemnitees, their employees, officers, directors, trustees, heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons. Any amendment, modification or repeal of this Section 7.7, or any provision hereof, shall be prospective only and shall not in any way affect the limitation on the Partnership's liability to any Indemnitee under this Section 7.7 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or related to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

     I.   Indemnification Payments Not Distributions.  If and to the extent any
          ------------------------------------------
payments to the General Partner pursuant to this Section 7.7 constitute gross income to the General Partner (as opposed to the repayment of advances made on behalf of the Partnership), such amounts shall constitute guaranteed payments within the meaning of Section 707(c) of the Code, shall be treated consistently therewith by the Partnership and all Partners, and shall not be treated as distributions for purposes of computing the Partners' Capital Accounts.

     J.   Exception to Indemnification.  Notwithstanding anything to the
          ----------------------------
contrary in this Agreement, the General Partner shall not be entitled to indemnification hereunder for any loss, claim, damage, liability or expense for which the General Partner is obligated to indemnify the Partnership under any other agreement between the General Partner and the Partnership.

SECTION 7.8  LIABILITY OF THE GENERAL PARTNER.
             --------------------------------

     A.   General.  Notwithstanding anything to the contrary set forth in this
          -------
Agreement, the General Partner shall not be liable for monetary damages to the Partnership, any Limited Partner or any Assignee for losses sustained, liabilities incurred or benefits not derived as a result of errors in judgment or mistakes of fact or law or of any act or omission unless the General Partner acted in bad faith and the act or omission was material to the matter giving rise to the loss, liability or benefit not derived.

     B.   No Obligation to Consider Separate Interests of Limited Partners or
          -------------------------------------------------------------------
Shareholders.  The Limited Partners expressly acknowledge that the General
------------
Partner is acting on behalf of the Partnership, that the General Partner is under no obligation to consider the separate interests of the Limited Partners (including, without limitation, the tax consequences to Limited Partners or Assignees) in deciding whether to cause the Partnership to take (or decline to take) any actions, and that the General Partner shall not be liable for monetary damages for losses sustained, liabilities incurred or benefits not derived by Limited Partners in connection with such decisions, provided that the General Partner has acted in good faith. Without limitation of the foregoing, the General Partner acknowledges that it owes fiduciary duties both to its shareholders and to the Limited Partners, and it shall use its reasonable efforts to discharge such duties to each; provided, however, that in the event of a conflict between the interests of the shareholders of the General Partner and the interests of the Limited Partners, the Limited Partners agree that the General Partner shall discharge its fiduciary duties to the Limited Partners by acting in the best interests of the General Partner's shareholders.

     C.   Actions of Agents.  Subject to its obligations and duties as General
          -----------------
Partner, as set forth in Section 7.1.A, the General Partner may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents. The General Partner shall not be responsible for any misconduct or negligence on the part of any such agent appointed by the General Partner in good faith.

     D.   Effect of Amendment.  Notwithstanding any other provision contained
          -------------------
herein, any amendment, modification or repeal of this Section 7.8 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the General Partner's liability to the Partnership and the Limited Partners under this Section 7.8 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

SECTION 7.9  OTHER MATTERS CONCERNING THE GENERAL PARTNER.
             --------------------------------------------

     A.   Reliance on Documents.  The General Partner may rely and shall be
          ---------------------
protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties.

     B.   Reliance on Advisors.  The General Partner may consult with legal
          --------------------
counsel, accountants, appraisers, management consultants, investment bankers and other consultants and advisers selected by them, and any act taken or omitted to be taken in reliance upon the opinion of such Persons as to matters which the General Partner reasonably believes to be within such Person's professional or expert competence shall be conclusively presumed to have been done or omitted in good faith and in accordance with such opinion.

     C.   Action Through Agents.  The General Partner shall have the right, in
          ---------------------
respect of any of its powers or obligations hereunder, to act through any of its duly authorized officers and a duly appointed attorney or attorneys-in-fact. Each such attorney shall, to the extent provided by the General Partner in the power of attorney, have full power and authority to do and perform all and every act and duty which is permitted or required to be done by the General Partner hereunder.

     D.   Actions to Maintain REIT Status or Avoid Taxation of the General
          ----------------------------------------------------------------
Partner Entity.  Notwithstanding any other provisions of this Agreement or the
--------------
Act, any action of the General Partner on behalf of the Partnership or any decision of the General Partner to refrain from acting on behalf of the Partnership undertaken in the good faith belief that such action or omission is necessary or advisable in order (i) to protect the ability of the General Partner Entity to continue to qualify as a REIT or (ii) to allow the General Partner Entity to avoid incurring any liability for taxes under Section 857 or 4981 of the Code, is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners.

     E.   Actions to Maintain REOC Status.  If and so long as Units of "benefit
          -------------------------------
plan investors" are "significant" [as such terms, or terms succeeding thereto with the same objective, are used in 29 C.F.R. Section 2510.3-101(f) (such regulation or successor regulation being known as the "Plan Assets Regulation"], or if the General Partner determines in good faith that the affairs of the Partnership be conducted in compliance with the exception for a real estate operating company ("REOC") as provided in the Plan Assets Regulation, then the General Partner shall use its best efforts to conduct the affairs of the Partnership as a REOC and so that the assets of the Partnership will not be "plan assets" (as such term is defined in the Plan Assets Regulations) of any ERISA Partner.

               (i) If the General Partner, pursuant to this Section 7.9.E, intends to conduct the affairs of the Partnership as a REOC, the General Partner shall promptly deliver to each ERISA Partner an opinion of counsel reasonably acceptable to each such ERISA Partner or the General Partner with respect to the "initial valuation date" and each "annual valuation period" (as those terms, or terms succeeding thereto with the same objective, are defined in the Plan Assets Regulation). Such opinion of counsel shall state, (a) as to the opinion respecting the "initial valuation date," that the Partnership shall qualify or have qualified as a REOC for the period beginning on such "initial valuation date" and ending on the last day of the first "annual valuation period," and (b) as to each annual opinion respecting each "annual valuation period," that the Partnership shall qualify or have qualified as a REOC for the 12-month period following the last day of such "annual valuation period." Each opinion referred to in the prior two sentences may rely upon, among other things, a certificate of the General Partner as to the exercise of management rights with respect to one or more investments during the appropriate period and as to a description of such investments, and such counsel opinion also shall state whether the Partnership has included in a certification to opinion counsel a statement to the effect that on such "initial valuation date" or during such "annual valuation period" at least 50% of Partnership assets (other than short-term investments pending long-term commitment or distribution to investors), valued at cost, were invested in real estate investments as described in the Plan Assets Regulation.

               (ii) If the opinion described in this subsection is not provided in the affirmative, or if any ERISA Partner shall obtain and deliver to the General Partner an opinion of counsel to such ERISA Partner (which opinion shall be reasonably satisfactory to the General Partner) that there is a reasonable probability that either (a) the Partnership was or will not be a REOC for any period in which either participation by benefit plan investors in the Partnership is significant or the General Partner is an investor, or
     (b) the assets of the Partnership were or will be "plan assets" of ERISA Plan investors, then the General Partner is hereby authorized and empowered to take such actions as it deems necessary and appropriate to mitigate, prevent, or cure such adverse consequences resulting to the ERISA Plan investors or the General Partner, including modifying the manner in which the Partnership conducts its business, or requiring each ERISA Partner (on a pro rata basis unless otherwise consented to by all ERISA Partners) to transfer all or a portion of its interest at a price not less than the fair value of such interest or portion thereof. Such calculation of fair value of an interest or of any Partnership asset shall be made by the General Partner.

     F.   Determination of GAAP Net Income and Funds From Operations.  The
          ----------------------------------------------------------
General Partner and the Partnership agree to report their respective amounts of "net income", as determined under generally accepted accounting principles ("GAAP Net Income"), and "funds from operations", as generally understood in the REIT industry ("FFO"), such that the amounts of GAAP Net Income and FFO reported on a per Share basis shall be equal to those amounts of GAAP Net Income and FFO reported on a per Common Unit basis.

SECTION 7.10  RELIANCE BY THIRD PARTIES.
              -------------------------

     Notwithstanding anything to the contrary in this Agreement, any Person dealing with the Partnership shall be entitled to assume that the General Partner has full power and authority, without consent or approval of any other Partner or Person, to encumber, sell or otherwise use in any manner any and all assets of the Partnership, to enter into any contracts on behalf of the Partnership and to take any and all actions on behalf of the Partnership, and such Person shall be entitled to deal with the General Partner as if the General Partner were the Partnership's sole party in interest, both legally and beneficially. Each Limited Partner hereby waives any and all defenses or other remedies that may be available against such Person to contest, negate or disaffirm any action of the General Partner in connection with any such dealing. In no event shall any Person dealing with the General Partner or its representatives be obligated to ascertain that the terms of this Agreement have been complied with or to inquire into the necessity or expedience of any act or action of the General Partner or its representatives. Each and every certificate, document or other instrument executed on behalf of the Partnership by the General Partner or its representatives shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (i) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect, (ii) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Partnership, and
(iii) such certificate, document or instrument was duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Partnership.

SECTION 7.11  RESTRICTIONS ON GENERAL PARTNER AUTHORITY.
              -----------------------------------------

     A.   Consent Required.  The General Partner may not take any action in
          ----------------
contravention of an express prohibition or limitation of this Agreement without the written consent of (i) all Partners adversely affected or (ii) such lower percentage of the Units as may be specifically provided for under a provision of this Agreement or the Act.

     B.   Sale of All Assets of the Partnership.  Except as provided in Article
          -------------------------------------
XIII, the General Partner may not, directly or indirectly, cause the Partnership to sell, exchange, transfer or otherwise dispose of all or substantially all of the Partnership's assets in a single transaction or a series of related transactions [including by way of merger (including a triangular merger), consolidation or other combination with any other Persons]: (i) if such merger, sale or other transaction is in connection with a Termination Transaction permitted under Section 11.2.B hereof, without the consent of the Partners holding, in the aggregate, at least a majority of the then outstanding Units; provided, however, that for such purposes, any Preferred Units that are convertible into Common Units shall be counted as though the Conversion Right with respect to such Preferred Units has been exercised and the number of

Common Units into which such Preferred Units have been converted have voted with respect to the matter at issue; or (ii) otherwise, without the Consent of Limited Partners.

SECTION 7.12  LOANS BY THIRD PARTIES.
              ----------------------

     The Partnership may incur Debt, or enter into similar credit, guarantee, financing or refinancing arrangements for any purpose (including, without limitation, in connection with any acquisition of property) with any Person that is not a General Partner (subject to Section 7.5.C) upon such terms as the General Partner determines appropriate; provided that, the Partnership shall not incur any Debt that is recourse to the General Partner, except to the extent otherwise agreed to by such General Partner in its sole discretion.

                                  ARTICLE VIII
                   RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS
                   ------------------------------------------

SECTION 8.1  LIMITATION OF LIABILITY.
             -----------------------

     The Limited Partners shall have no liability under this Agreement except as expressly provided in this Agreement, including Section 10.5, or under the Act.

SECTION 8.2  MANAGEMENT OF BUSINESS.
             ----------------------

     No Limited Partner or Assignee (other than the General Partner, any of its Affiliates or any officer, director, employee, partner, agent or trustee of the General Partner, the Partnership or any of their Affiliates, in their capacity as such) shall take part in the operation, management or control (within the meaning of the Act) of the Partnership's business, transact any business in the Partnership's name or have the power to sign documents for or otherwise bind the Partnership. The transaction of any such business by the General Partner, any of its Affiliates or any officer, director, employee, partner, agent or trustee of the General Partner, the Partnership or any of their Affiliates, in their capacity as such, shall not affect, impair or eliminate the limitations on the liability of the Limited Partners or Assignees under this Agreement.

SECTION 8.3  OUTSIDE ACTIVITIES OF LIMITED PARTNERS.
             --------------------------------------

     Subject to Section 7.5 hereof, and subject to any agreements entered into pursuant to Section 7.6.B hereof and to any other agreements entered into by a Limited Partner or any of their Affiliates with the Partnership or a Subsidiary, any Limited Partner (other than the General Partner) and any officer, director, employee, agent, trustee, Affiliate or shareholder of any Limited Partner shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities in direct or indirect competition with the Partnership. Neither the Partnership nor any Partners shall have any rights by virtue of this Agreement in any business ventures of any Limited Partner or Assignee. None of the Limited Partners or any other Person shall have any rights by virtue of this Agreement or the partnership relationship established hereby in any business ventures of any other Person (other than the General Partner to the extent expressly provided herein), and such Person shall have no obligation pursuant to this Agreement to offer any interest in any such business ventures to the Partnership, any Limited Partner or any such other Person, even if such opportunity is of a character which, if presented to the Partnership, any Limited Partner or any such other Person, could be taken by such Person.

SECTION 8.4  RETURN OF CAPITAL.
             -----------------

     Except pursuant to the right of redemption set forth in Section 8.6, no Limited Partner shall be entitled to the withdrawal or return of its Capital Contribution, except to the extent of distributions made pursuant to this Agreement or upon termination of the Partnership as provided herein. No Limited Partner or Assignee shall have priority over any other Limited Partner or Assignee either as to the return of Capital Contributions (except as permitted by Section 4.2.A) or, except (i) to the extent provided by Exhibit B, (ii) as
                                                           ---------
permitted by Sections 4.2.A, 5.1.B(i), 6.1.A(ii) and 6.1.B(i), or (iii) as otherwise expressly provided in this Agreement, as to profits, losses, distributions or credits.

SECTION 8.5  RIGHTS OF LIMITED PARTNERS RELATING TO THE PARTNERSHIP.
             ------------------------------------------------------

     A.   General.  In addition to other rights provided by this Agreement or by
          -------
the Act, and except as limited by Section 8.5.D, each Limited Partner shall have the right, for a purpose reasonably related to such Limited Partner's interest as a limited partner in the Partnership, upon written demand with a statement of the purpose of such demand and at such Limited Partner's own expense:

               (i) to obtain a copy of the most recent annual and quarterly reports filed with the Securities and Exchange Commission by the General Partner Entity pursuant to the Exchange Act;

               (ii) to obtain a copy of the Partnership's federal, state and local income tax returns for each Partnership Year;

               (iii) to obtain a current list of the name and last known business, residence or mailing address of each Partner;

               (iv) to obtain a copy of this Agreement and the Certificate and all amendments thereto, together with executed copies of all powers of attorney pursuant to which this Agreement, the Certificate and all amendments thereto have been executed; and

               (v) to obtain true and full information regarding the amount of cash and a description and statement of any other property or services contributed by each Partner and which each Partner has agreed to contribute in the future, and the date on which each became a Partner.

     B.   Notice of Conversion Factor.  The Partnership shall notify each
          ---------------------------
Limited Partner, upon request, of the then current Conversion Factor and any changes that have been made thereto.

     C.   Notice of Extraordinary Transaction of the General Partner Entity.
          -----------------------------------------------------------------
The General Partner Entity shall not make any extraordinary distributions of cash or property to its shareholders or effect a merger (including, without limitation, a triangular merger), a sale of all or substantially all of its assets or any other similar extraordinary transaction without notifying the Limited Partners of its intention to make such distribution or effect such merger, sale or other extraordinary transaction at least 20 Business Days prior to the record date to determine shareholders eligible to receive such distribution or to vote upon the approval of such merger, sale or other extraordinary transaction (or, if no such record date is applicable, at least 20 Business Days before consummation of such merger, sale or other extraordinary transaction). This provision for such notice shall not be deemed (i) to permit any transaction that otherwise is prohibited by this Agreement or requires a consent or (ii) to require a consent to a transaction that does not otherwise require consent under this Agreement. Each Limited Partner agrees, as a condition to the receipt of the notice pursuant hereto, to keep confidential the information set forth therein until such time as the General Partner Entity has made public disclosure thereof and to use such information during such period of confidentiality solely for purposes of determining whether to exercise the Redemption Right (following the exercise of a Conversion Right in the case of a Preferred Unit); provided, however, that a Limited Partner may disclose such information to its attorney, accountant and/or financial advisor for purposes of obtaining advice with respect to such exercise so long as such attorney, accountant and/or financial advisor agrees to receive and hold such information subject to this confidentiality requirement.

     D.   Confidentiality.  Notwithstanding any other provision of this Section
          ---------------
8.5, the General Partner may keep confidential from the Limited Partners, for such period of time as the General Partner determines in its sole and absolute discretion to be reasonable, any information that (i) the General Partner reasonably believes to be in the nature of trade secrets or other information the disclosure of which the General Partner in good faith believes is not in the best interests of the Partnership or could damage the Partnership or its business or (ii) the Partnership is required by law or by agreements with unaffiliated third parties to keep confidential.

SECTION 8.6  REDEMPTION RIGHT; CONVERSION RIGHT.
             ----------------------------------

     A.   General.
          -------

               (i) Subject to Section 8.6.C, at any time on or after the first anniversary date of the issuance of Units pursuant to Article IV hereof (which one-year period shall commence upon the issuance of such Units, regardless of the rights and preferences of any or all of such Units and regardless of whether the Conversion Right described in Section 8.6.I has been exercised), or on or after such other date as the General Partner, in its sole and absolute discretion, designates with respect to any or all

     Units then outstanding, each holder of a Common Unit (if other than the General Partner Entity or any Subsidiary of either the General Partner or the General Partner Entity) shall have the right (the "Redemption Right") to require the Partnership to redeem such Common Unit, with such redemption to occur on the Specified Redemption Date and at a redemption price equal to the Cash Amount. Any such Redemption Right shall be exercised pursuant to a Notice of Redemption delivered to the Partnership (with a copy to the General Partner) by the Limited Partner who is exercising the Redemption Right (the "Redeeming Partner"). A Limited Partner may exercise the Redemption Right from time to time, without limitation as to frequency, with respect to part or all of the Units that it owns, as selected by the Limited Partner, provided that a Limited Partner may not exercise the Redemption Right for less than 1,000 Common Units unless such Redeeming Partner then holds less than 1,000 Common Units, in which event the Redeeming Partner must exercise the Redemption Right for all of the Common Units held by such Redeeming Partner.

               (ii) The Redeeming Partner shall have no right with respect to any Common Units so redeemed to receive any distributions paid after the Specified Redemption Date with respect to such Common Units.

               (iii) The Assignee of any Limited Partner may exercise the rights of such Limited Partner pursuant to this Section 8.6, and such Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Limited Partner's Assignee. In connection with any exercise of such rights by such Assignee on behalf of such Limited Partner, the Redemption Amount shall be paid by the Partnership directly to such Assignee and not to such Limited Partner.

               (iv) If the General Partner provides notice to the Limited Partners, pursuant to Section 8.5.C hereof, the Redemption Right (and the Conversion Right, if applicable) shall be exercisable, without regard to whether the Units have been outstanding for any specified period, during the period commencing on the date on which the General Partner provides such notice and ending on the record date to determine shareholders eligible to receive such distribution or to vote upon the approval of such merger, sale or other extraordinary transaction (or, if no such record date is applicable, at least 20 Business Days before the consummation of such merger, sale or other extraordinary transaction). If this subparagraph
     (iv) applies, the Specified Redemption Date is the date on which the Partnership and the General Partner receive notice of exercise of the Redemption Right, rather than 10 Business Days after receipt of the Notice of Redemption.

     B.   General Partner Assumption of Right.
          -----------------------------------

               (i) If a Limited Partner has delivered a Notice of Redemption, the General Partner may, in its sole and absolute discretion (subject to the limitations on ownership and transfer of Shares set forth in the Declaration of Trust), elect to assume directly and satisfy a Redemption Right by paying to the Redeeming Partner the Redemption Amount in the form of either the Cash Amount or the Shares Amount, as the General Partner determines in its sole and absolute discretion. On the Specified Redemption Date, the General Partner shall acquire the Common Units offered for redemption by the Redeeming Partner and shall be treated for all purposes of this Agreement as the owner of such Common Units. Unless the General Partner, in its sole and absolute discretion, shall exercise its right to assume directly and satisfy the Redemption Right, the General Partner shall not have any obligation to the Redeeming Partner or to the Partnership with respect to the Redeeming Partner's exercise of the Redemption Right. If the General Partner shall exercise its right to satisfy the Redemption Right in the manner described in the first sentence of this Section 8.6.B and shall fully perform its obligations in connection therewith, the Partnership shall have no right or obligation to pay any amount to the Redeeming Partner with respect to such Redeeming Partner's exercise of the Redemption Right, and each of the Redeeming Partner, the Partnership and the General Partner shall, for federal income tax purposes, treat the transaction between the General Partner and the Redeeming Partner as a sale of the Redeeming Partner's Common Units to the General Partner. Nothing contained in this Section 8.6.B shall imply any right of the General Partner to require any Limited Partner to exercise the Redemption Right afforded to such Limited Partner pursuant to Section 8.6.A.

               (ii) If the General Partner determines to pay the Redeeming Partner the Redemption Amount in the form of Shares, the total number of Shares to be paid to the Redeeming Partner in exchange for the Redeeming Partner's Common Units shall be the applicable Shares Amount. If this amount is not a whole number of Shares, the Redeeming Partner shall be paid
     (a) that number of Shares which equals the nearest whole number less than such amount plus (b) an amount of cash which the General Partner determines, in its reasonable discretion, to represent the fair value of the remaining fractional Share which would otherwise be payable to the Redeeming Partner.

               (iii) Each Redeeming Partner agrees to execute such documents as the General Partner may reasonably require in connection with the issuance of Shares upon exercise of the Redemption Right.

     C.   Exceptions to Exercise of Redemption Right.  Notwithstanding the
          ------------------------------------------
provisions of Sections 8.6.A and 8.6.B, a Limited Partner shall not be entitled to exercise the Redemption Right pursuant to Section 8.6.A if (but only as long as) the delivery of Shares to such Limited Partner on the Specified Redemption Date (i) would be prohibited under the Declaration of Trust or (ii) would be prohibited under applicable federal or state securities laws or regulations (in each case regardless of whether the General Partner would in fact assume and satisfy the Redemption Right).

     D.   No Liens on Common Units Delivered for Redemption.  Each Limited
          -------------------------------------------------
Partner covenants and agrees with the General Partner that all Common Units delivered for redemption shall be delivered to the Partnership or the General Partner, as the case may be, free and clear of all liens, and, notwithstanding anything contained herein to the contrary, neither the General Partner nor the Partnership shall be under any obligation to acquire Common Units which are or may be subject to any liens. Each Limited Partner further agrees that, if any state or local property transfer tax is payable as a result of the transfer of its Common Units to the Partnership or the General Partner, such Limited Partner shall assume and pay such transfer tax.

     E.   Additional Units.  If the Partnership issues Units to any Additional
          ----------------
Partner pursuant to an agreement or an Addendum that sets forth any restrictions on the exercise of the Redemption Right or Conversion Right with respect to such Units, then such restrictions with respect to such Units shall be deemed a part of this Agreement.

     F.   Further Assurances; Certain Representations.  Each party to this
          -------------------------------------------
Agreement agrees to execute any documents deemed reasonably necessary by the General Partner to evidence the payment of the Shares Amount to a Redeeming Partner. Each Limited Partner, by executing this Agreement shall be deemed to have represented to the General Partner and the Partnership that (i) its acquisition of its Units is or will be made as a principal for its own account, for investment purposes only and not with a view to the resale or distribution of such Units and (ii) if it shall receive Shares pursuant to this Article VIII other than pursuant to an effective registration statement under the Securities Act, that its acquisition of such Shares is or will be made as a principal for its own account, for investment purposes only and not with a view to the resale or distribution of such Shares.

     G.   Restrictive Legend.  Each certificate, if any, evidencing Shares that
          ------------------
may be issued in redemption of Common Units under this Section 8.6 shall bear a restrictive legend in substantially the following form:

               "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities law. No transfer of the shares represented by this certificate shall be valid or effective unless (A) such transfer is made pursuant to an effective registration statement under the Securities Act or (B) the holder of the securities proposed to be transferred shall have delivered to the company either a no-action letter from the Securities and Exchange Commission or an opinion of counsel (who may be an employee of such holder) experienced in securities matters to the effect that such proposed transfer is exempt from the registration requirements of the Securities Act which opinion shall be reasonably satisfactory to the issuer of the shares."

     H.   Registration Rights.  In the event a Limited Partner receives Shares
          -------------------
in connection with a redemption of Common Units pursuant to this Article VIII, such Limited Partner shall be entitled to have such Shares registered under the Securities Act, pursuant to the Master Registration Rights Agreement substantially in the form of
Exhibit F hereto and the applicable supplement thereto, as each may be
---------
amended from time to time.

     I.   Conversion.  Each Limited Partner holding Preferred Units shall have
          ----------
the right (as described in this Section 8.6.I and in Schedule 4.2, the "Conversion Right"), at any time or from time to time, to convert on or after the first anniversary of the issuance of such Preferred Units (or such other time as the General Partner may otherwise designate in a written agreement with a particular holder(s) of Preferred Units) some or all of its Preferred Units into Common Units, which right shall, subject to Section 8.6.A(iv), be exercised by providing the General Partner with a Notice of Conversion not less than 30 days prior to the effective date of such conversion (or not less than 10 days prior in the event Section 8.6.A(iv) is applicable). Upon the effective date of any such conversion, the Preferred Units that are the subject of such conversion shall be converted, without necessity of any further action by the General Partner, into Common Units on the basis of exchange set forth in Schedule 4.2. In any case in which the conversion into Common Units under this Section 8.6.I would result in the issuance of a fractional Common Unit, the General Partner shall pay the holder of converting Preferred Units an amount of cash which the General Partner determines, in its reasonable discretion, to represent the fair value of such fractional Unit.

          In any case in which there is an unpaid Priority Return Amount with respect to a Preferred Unit that is converted pursuant to Section 8.6.I, the holder of converting Preferred Units shall continue to have the right to distributions (and allocations of Net Income) under Articles V, VI and XIII, and
Schedule 4.2, of this Agreement, as if the holder of converting Preferred Units continued to hold the converted Preferred Unit until the unpaid distributions (and related tax allocations) have been paid (or allocated).

                                   ARTICLE IX
                     BOOKS, RECORDS, ACCOUNTING AND REPORTS
                     --------------------------------------

SECTION 9.1  RECORDS AND ACCOUNTING.
             ----------------------

     The General Partner shall keep or cause to be kept at the principal office of the Partnership appropriate books and records with respect to the Partnership's business, including, without limitation, all books and records necessary to provide to the Limited Partners any information, lists and copies of documents required to be provided pursuant to Section 9.3. Any records maintained by or on behalf of the Partnership in the regular course of its business may be kept on, or be in the form of, punch cards, magnetic tape, photographs, micrographics or any other information storage device, provided that the records so maintained are convertible into clearly legible written form within a reasonable period of time. The books of the Partnership shall be maintained, for financial and tax reporting purposes, on an accrual basis in accordance with generally accepted accounting principles. Each Limited Partner shall have, upon written demand and at such Limited Partner's expense, the right to receive true and complete information regarding Partnership matters to the extent required (and subject to the limitations) under the Act.

SECTION 9.2  FISCAL YEAR.
             -----------

     The fiscal year of the Partnership shall be the calendar year.

SECTION 9.3  REPORTS.
             -------

     A.   Annual Reports.  As soon as practicable, but in no event later than
          --------------
the date on which the General Partner Entity mails its annual report to its shareholders, the General Partner Entity shall cause to be mailed to each Limited Partner an annual report, as of the close of the most recently ended Partnership Year, containing financial statements of the Partnership, or of the General Partner Entity if such statements are prepared solely on a consolidated basis with the Partnership, for such Partnership Year, presented in accordance with generally accepted accounting principles, such statements to be audited by a nationally recognized firm of independent public accountants selected by the General Partner Entity.

     B.   Quarterly Reports.  If and to the extent that the General Partner
          -----------------
Entity mails quarterly reports to its shareholders, as soon as practicable, but in no event later than the date on which such reports are mailed, the General Partner Entity shall cause to be mailed to each Limited Partner a report containing unaudited financial statements, as of the last day of such calendar quarter, of the Partnership, or of the General Partner Entity if such statements are prepared solely on a consolidated basis with the Partnership, and such other information as may be required by applicable law or regulation, or as the General Partner determines to be appropriate.

                                   ARTICLE X
                                  TAX MATTERS
                                  -----------

SECTION 10.1  PREPARATION OF TAX RETURNS.
              --------------------------

     The General Partner shall arrange for the preparation and timely filing of all returns of Partnership income, gains, deductions, losses and other items required of the Partnership for federal and state income tax purposes and shall use all reasonable efforts to furnish, within 90 days of the close of each taxable year, the tax information reasonably required by Limited Partners for federal and state income tax reporting purposes.

SECTION 10.2  TAX ELECTIONS.
              -------------

     Except as otherwise provided herein, the General Partner shall, in its sole and absolute discretion, determine whether to make any available election pursuant to the Code; provided, however, that the General Partner shall make the election under Section 754 of the Code in accordance with applicable regulations thereunder. The General Partner shall have the right to seek to revoke any such election (including, without limitation, the election under Section 754 of the Code) upon the General Partner's determination, in its sole and absolute discretion, that such revocation is in the best interests of the Partners.

SECTION 10.3  TAX MATTERS PARTNER.
              -------------------

     A.   General.  The General Partner shall be the "tax matters partner" of
          -------
the Partnership for federal income tax purposes. Pursuant to Section 6223(c)(3) of the Code, upon receipt of notice from the IRS of the beginning of an administrative proceeding with respect to the Partnership, the tax matters partner shall furnish the IRS with the name, address, taxpayer identification number and profit interest of each of the Limited Partners and any Assignees to the extent that such information has been provided to the Partnership.

     B.   Powers.  The tax matters partner is authorized, but not required:
          ------

               (i) to enter into any settlement with the IRS with respect to any administrative or judicial proceedings for the adjustment of Partnership items required to be taken into account by a Partner for income tax purposes (such administrative proceedings being referred to as a "tax audit" and such judicial proceedings being referred to as "judicial review"), and in the settlement agreement the tax matters partner may expressly state that such agreement shall bind all Partners, except that such settlement agreement shall not bind any Partner (a) who (within the time prescribed pursuant to the Code and Regulations) files a statement with the IRS providing that the tax matters partner shall not have the authority to enter into a settlement agreement on behalf of such Partner or (b) who is a "notice partner" (as defined in Section 6231(a)(8) of the Code) or a member of a "notice group" (as defined in Section 6223(b)(2) of the Code);

               (ii) if a notice of a final administrative adjustment at the Partnership level of any item required to be taken into account by a Partner for tax purposes (a "final adjustment") is mailed to the tax matters partner, to seek judicial review of such final adjustment, including the filing of a petition for readjustment with the Tax Court or the filing of a complaint for refund with the United States Claims Court or the District Court of the United States for the district in which the Partnership's principal place of business is located;

               (iii) to intervene in any action brought by any other Partner for judicial review of a final adjustment;

               (iv)   to file a request for an administrative
     adjustment with the IRS at any time and, if any part of such request is not allowed by the IRS, to file an appropriate pleading (petition or complaint) for judicial review with respect to such request;

               (v) to enter into an agreement with the IRS to extend the period for assessing any tax which is attributable to any item required to be taken into account by a Partner for tax purposes, or an item affected by such item; and

               (vi) to take any other action on behalf of the Partners of the Partnership in connection with any tax audit or judicial review proceeding to the extent permitted by applicable law or regulations.

     The taking of any action and the incurring of any expense by the tax matters partner in connection with any such proceeding, except to the extent required by law, is a matter in the sole and absolute discretion of the tax matters partner and the provisions relating to indemnification of the General Partner set forth in Section 7.7 shall be fully applicable to the tax matters partner in its capacity as such.

     C.   Reimbursement.  The tax matters partner shall receive no compensation
          -------------
for its services. All third party costs and expenses incurred by the tax matters partner in performing its duties as such (including legal and accounting fees and expenses) shall be borne by the Partnership. Nothing herein shall be construed to restrict the Partnership from engaging an accounting firm and/or law firm to assist the tax matters partner in discharging its duties hereunder, so long as the compensation paid by the Partnership for such services is reasonable.

SECTION 10.4  ORGANIZATIONAL EXPENSES.
              -----------------------

     The Partnership shall elect to deduct expenses, if any, incurred by it in organizing the Partnership ratably over a 60-month period as provided in Section 709 of the Code.

SECTION 10.5  WITHHOLDING.
              -----------

     Each Limited Partner hereby authorizes the Partnership to withhold from or pay on behalf of or with respect to such Limited Partner any amount of federal, state, local, or foreign taxes that the General Partner determines that the Partnership is required to withhold or pay with respect to any amount distributable or allocable to such Limited Partner pursuant to this Agreement, including, without limitation, any taxes required to be withheld or paid by the Partnership pursuant to Section 1441, 1442, 1445, or 1446 of the Code. Any amount paid by the Partnership to tax authorities pursuant to the foregoing sections of the Code, on behalf of or with respect to a Limited Partner, shall constitute a loan by the Partnership to such Limited Partner, which loan shall be repaid by such Limited Partner within 15 days after notice from the General Partner that such payment must be made unless (i) the Partnership withholds such payment from a distribution which would otherwise be made to the Limited Partner or (ii) the General Partner determines, in its sole and absolute discretion, that such payment may be satisfied out of the available funds of the Partnership which would, but for such payment, be distributed to the Limited Partner. Any amounts withheld pursuant to the foregoing clauses (i) or (ii) shall be treated as having been distributed to such Limited Partner. Each Limited Partner hereby unconditionally and irrevocably grants to the Partnership a security interest in such Limited Partner's Units to secure such Limited Partner's obligation to pay to the Partnership any amounts required to be paid pursuant to this Section
10.5. If a Limited Partner fails to pay any amounts owed to the Partnership pursuant to this Section 10.5 when due, the General Partner may, in its sole and absolute discretion, elect to make the payment to the Partnership on behalf of such defaulting Limited Partner, and in such event shall be deemed to have loaned such amount to such defaulting Limited Partner and shall succeed to all rights and remedies of the Partnership as against such defaulting Limited Partner (including, without limitation, the right to receive distributions).
Any amounts payable by a Limited Partner hereunder shall bear interest at the base rate on corporate loans at large United States money center commercial banks, as published from time to time in the Wall Street Journal, plus four percentage points (but not higher than the maximum lawful rate under the laws of the State of Wisconsin) from the date such amount is due (i.e., 15 days after demand) until such amount is paid in full. Each Limited Partner shall take such actions as the Partnership or the General Partner shall request to perfect or enforce the security interest created hereunder.

                                   ARTICLE XI
                           TRANSFERS AND WITHDRAWALS
                           -------------------------

SECTION 11.1  TRANSFER.
              --------

     A.   Definition.  The term "transfer," when used in this Article XI with
          ----------
respect to a Unit, shall mean a transaction by which the General Partner purports to assign all or any portion of its Units to another Person or by which a Limited Partner purports to assign all or any portion of its Units to another Person, and includes a sale, assignment, gift, pledge, encumbrance, hypothecation, mortgage, exchange or any other disposition by law or otherwise. The term "transfer" when used in this Article XI does not include any redemption, conversion or repurchase of Units by the Partnership, any acquisition of Common Units by a Limited Partner upon the conversion of Preferred Units, or any acquisition of Units from a Limited Partner by the General Partner, whether pursuant to Section 8.6 or otherwise. Each Limited Partner acknowledges that no part of the interest in the Partnership of a Limited Partner shall be subject to the claims of any creditor, any spouse for alimony or support, or to legal process, and may not be voluntarily or involuntarily alienated or encumbered except as may be specifically provided for in this Agreement.

     B.   General.  No Unit shall be transferred, in whole or in part, except in
          -------
accordance with the terms and conditions set forth in this Article XI. Any transfer or purported transfer of a Unit not made in accordance with this
Article XI shall be null and void.

SECTION 11.2  TRANSFERS OF UNITS OF THE GENERAL PARTNER.
              -----------------------------------------

     A.   Except for transfers of Units to the Partnership as provided in
Section 7.5 or Section 8.6, the General Partner may not transfer any of its Units, except in connection with a transaction described in Section 11.2.B or as otherwise expressly permitted under this Agreement, nor shall the General Partner withdraw as a General Partner except in connection with a transaction described in Section 11.2.B.

     B. The General Partner shall not engage in any merger (including a triangular merger), consolidation or other combination with or into another person, sale of all or substantially all of its assets or any reclassification, recapitalization or change of outstanding Shares (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination as described in the definition of "Conversion Factor") ("Termination Transaction"), unless the Termination Transaction has been approved by the General Partner and the Consent of Limited Partners has been obtained, and in connection with which all Limited Partners either will receive or will have the right to elect to receive, for each Unit, an amount of cash, securities, or other property equal to the product of the Conversion

Factor multiplied by the greatest amount of cash, securities or other property paid to a holder of the number of Shares corresponding to such Unit (after given effect to the Conversion Right, where applicable) in consideration of one such Share at any time during the period from and after the date on which the Termination Transaction is consummated; provided that if, in connection with the Termination Transaction, a purchase, tender or exchange offer shall have been made to and accepted by the holders of more than 50% of the outstanding Shares, each holder of Units shall receive, or shall have the right to elect to receive without any right of consent set forth above in this subsection B, the greatest amount of cash, securities, or other property which such holder would have received had it exercised the Redemption Right and received Shares in exchange for its Units (after giving effect to the Conversion Right, where applicable) immediately prior to the expiration of such purchase, tender or exchange offer and had thereupon accepted such purchase, tender or exchange offer. Each Limited Partner holding Preferred Units shall have the immediate right to exercise the Conversion Right in the event of a Termination Transaction.

SECTION 11.3  LIMITED PARTNERS' RIGHTS TO TRANSFER.
              ------------------------------------

     A.   General.  Subject to the provisions of this Section 11.3.A and the
          -------
provisions of Sections 11.3.C, 11.3.D, 11.3.E, 11.4 and 11.6, a Limited Partner may transfer without the consent of the General Partner, all or any portion of its Units, or any of such Limited Partner's rights as a Limited Partner, provided that prior written notice of such proposed transfer is delivered to the General Partner. Notwithstanding the foregoing, any Limited Partner may, at any time, without the consent of the General Partner, (i) transfer all or any portion of its Units to the General Partner, (ii) transfer all or any portion of its Units to an Affiliate, another Limited Partner or to its spouse, subject to the provisions of Section 11.6, (iii) transfer all or any portion of its Units to a trust for the benefit of a charitable beneficiary or to a charitable foundation, subject to the provisions of Section 11.6, and (iv) subject to the provisions of Sections 11.3.E and 11.6, pledge (a "Pledge") all or any portion of its Units to a lending institution that is not an Affiliate of such Limited Partner and that has assets in excess of $1,000,000,000, as collateral or security for a bona fide loan or other extension of credit, and transfer such pledged Units to such lending institution in connection with the exercise of remedies under such loan or extension or credit. In addition to the right to transfer described in the immediately preceding sentence, each Limited Partner or Assignee (resulting from a transfer made pursuant to clauses (i) - (iv) of the proviso of the preceding sentence) shall have the right to transfer all or any portion of its Units, subject to the provisions of Section 11.6 and the satisfaction of each of the following conditions (unless either or both of such conditions are waived by the General Partner, in its sole and absolute discretion):

          (a)  General Partner Right of First Refusal.  The transferring
               --------------------------------------
     Partner shall give written notice of the proposed transfer to the General Partner, which notice shall state (1) the identity of the proposed transferee, and (2) the amount and type of consideration proposed to be received for the transferred Units. The General Partner shall have 10 days upon which to give the transferring Partner notice of its election to acquire the Units on the proposed terms. If it so elects, it shall purchase the Units on such terms within 10 days after giving notice of such election.
     If it does not so elect,
     the transferring Partner may transfer such Units, to a third party, on economic terms no more favorable to the transferee than the proposed terms, subject to the other condition of this
     Section 11.3.

          (b)  Qualified Transferee.  Any transfer of a Unit shall be made only
               --------------------
     to Qualified Transferees.

     It is a condition to any transfer otherwise permitted hereunder (excluding Pledges of a Unit, but including any transfer of the pledged Unit, whether to the secured party or otherwise, pursuant to the secured party's exercise of its remedies under such Pledge or the related loan or extension of credit) that the transferee assumes by operation of law or express agreement all of the obligations of the transferor Limited Partner under this Agreement with respect to such transferred Unit, and no such transfer (other than pursuant to a statutory merger or consolidation wherein all obligations and liabilities of the transferor Partner are assumed by a successor corporation by operation of law) shall relieve the transferor Partner of its obligations under this Agreement without the approval of the General Partner, in its reasonable discretion. Notwithstanding the foregoing, any transferee of any transferred Unit shall be subject to any and all ownership limitations contained in the Declaration of Trust. Any transferee, whether or not admitted as a Substituted Partner, shall take subject to the obligations of the transferor hereunder. Unless admitted as a Substituted Partner, no transferee, whether by a voluntary transfer, by operation of law or otherwise, shall have rights hereunder, other than the rights of an Assignee as provided in Section 11.5.

     B.   Incapacitated Limited Partners.  If a Limited Partner is subject to
          ------------------------------
Incapacity, the executor, administrator, trustee, committee, guardian, conservator or receiver of such Limited Partner's estate shall have all the rights of a Limited Partner, but not more rights than those enjoyed by other Limited Partners for the purpose of settling or managing the estate and such power as the Incapacitated Limited Partner possessed to transfer all or any part of its interest in the Partnership. The Incapacity of a Limited Partner, in and of itself, shall not dissolve or terminate the Partnership.

     C.   No Transfers Violating Securities Laws.  The General Partner may
          --------------------------------------
prohibit any transfer of Units by a Limited Partner unless it receives (i) a written opinion of the Limited Partner's legal counsel (which opinion and counsel shall be reasonably satisfactory to the Partnership) that such transfer would not require filing of a registration statement under the Securities Act or would not otherwise violate any federal, or state securities laws or regulations applicable to the Partnership or the Units or (ii) at the option of the Partnership, an opinion of legal counsel to the Partnership to the same effect.

     D.   No Transfers Affecting Tax Status of Partnership.  No Pledge or
          ------------------------------------------------
transfer of Units by a Partner (including a redemption, conversion or exchange pursuant to Section 8.6) may be made to any Person if, in the opinion of legal counsel for the Partnership, (i) it would result in a termination of the Partnership for federal income tax purposes (except as a result of the redemption or exchange for Shares of all Units held by all Limited Partners or the conversion of all Preferred Units held by all Limited Partners, other than the General Partner

Entity or any Subsidiary of the General Partner Entity or pursuant to a transaction expressly permitted under Section 7.11.B or Section 11.2), (ii) it would adversely affect the ability of the General Partner Entity to continue to qualify as a REIT or would subject the General Partner Entity to any additional taxes under Section 857 or Section 4981 of the Code or (iii) such transfer is effectuated through an "established securities market" or a "secondary market" (or the substantial equivalent thereof) within the meaning of Section 7704 of the Code or otherwise causes the Partnership to be considered a "publicly traded partnership" within the meaning of Section 7704 of the Code.

     E.   No Transfers to Holders of Nonrecourse Liabilities.  No Pledge or
          --------------------------------------------------
transfer of any Units may be made to a lender to the Partnership or any Person who is related (within the meaning of Section 1.752-4(b) of the Regulations) to any lender to the Partnership whose loan constitutes a Nonrecourse Liability unless (i) the General Partner is provided notice thereof and (ii) the lender enters into an arrangement with the Partnership and the General Partner to exchange or redeem for the Redemption Amount any Common Units (or convert, and then so exchange or redeem, in the case of Preferred Units) in which a security interest is held simultaneously with the time at which such lender would be deemed to be a partner in the Partnership for purposes of allocating liabilities to such lender under Section 752 of the Code.

SECTION 11.4  SUBSTITUTED PARTNERS.
              --------------------

     A.   Consent of General Partner.  No Partner shall have the right to
          --------------------------
substitute a transferee as a Limited Partner in its place. The General Partner shall, however, have the right to consent to the admission of a transferee of the interest of a Limited Partner pursuant to this Section 11.4 as a Substituted Partner, which consent may be given or withheld by the General Partner in its sole and absolute discretion. The General Partner's failure or refusal to permit a transferee of any such interests to become a Substituted Partner shall not give rise to any cause of action against the Partnership or any Partner.
The General Partner hereby grants its consent to the admission as a Substituted Partner to any bona fide financial institution that loans money or otherwise extends credit to a holder of Units and thereafter becomes the owner of such Units pursuant to the exercise by such financial institution of its rights under a Pledge of such Units granted in connection with such loan or extension of credit.

     B.   Rights of Substituted Partner.  A transferee who has been admitted as
          -----------------------------
a Substituted Partner in accordance with this Article XI shall have all the rights and powers and be subject to all the restrictions and liabilities of a Limited Partner (holding Common Units or Preferred Units, as the case may be) under this Agreement. The admission of any transferee as a Substituted Partner shall be conditioned upon the transferee executing and delivering to the Partnership an Addendum and such other documents or instruments as may be required to effect the admission.

     C.   Amendment of Exhibit A.  The General Partner shall amend Exhibit A
          ----------------------
from time to tome as may be necessary pursuant to Section 12.3 to reflect the name, address, Capital Account and number of Units of each Substituted Partner and to eliminate or adjust, if necessary, the name, address, Capital Account and interest of the predecessor of each such Substituted Partner.

SECTION 11.5  ASSIGNEES.
              ---------

     If the General Partner, in its sole and absolute discretion, does not consent to the admission of any permitted transferee under Section 11.3 as a Substituted Partner, as described in Section 11.4, such transferee shall be considered an "Assignee" for purposes of this Agreement. An Assignee shall be entitled to all the rights of an assignee of a limited partnership interest under the Act, including the right to receive distributions from the Partnership and the share of Net Income, Net Losses, gain, loss and Recapture Income attributable to the Units assigned to such transferee, and shall have the rights granted to the Limited Partners under Section 8.6, but shall not be deemed to be a holder of Units for any other purpose under this Agreement, and shall not be entitled to vote such Units in any matter presented to the Limited Partners for a vote (such Units being deemed to have been voted on such matter in the same proportions as all other Units held by Limited Partners are voted). If any such transferee desires to make a further assignment of any such Units, such transferee shall be subject to all the provisions of this Article XI to the same extent and in the same manner as any Limited Partner desiring to make an assignment of Units.

SECTION 11.6  GENERAL PROVISIONS.
              ------------------

     A.   Withdrawal of Limited Partner.  No Limited Partner may withdraw from
          -----------------------------
the Partnership other than as a result of a permitted transfer of all of such Limited Partner's or Units in accordance with this Article XI or pursuant to redemption (and conversion, where appropriate) of all of its Units under Section 8.6.

     B.   Termination of Status as Limited Partner.  Any Limited Partner who
          ----------------------------------------
shall transfer all of its Units in a transfer permitted pursuant to this Article XI or pursuant to redemption (and conversion, where appropriate) of all of its Units under Section 8.6 shall cease to be a Limited Partner.

     C.   Timing of Transfers.  Transfers pursuant to this Article XI may only
          -------------------
be made upon three Business Days prior notice to the Partnership, unless the General Partner otherwise agrees.

     D.   Allocations.  If any Unit is transferred during any quarterly segment
          -----------
of the Partnership's fiscal year in compliance with the provisions of this
Article XI or redeemed or transferred pursuant to Section 8.6, Net Income, Net Losses, each item thereof and all other items attributable to such interest for such fiscal year shall be divided and allocated between the transferor Partner and the transferee Partner by taking into account their varying interests during the fiscal year in accordance with Section 706(d) of the Code, using the interim closing of the books method (unless the General Partner, in its sole and absolute discretion, elects to adopt a daily, weekly, or a monthly proration period, in which event Net Income, Net Losses, each item thereof and all other items attributable to such interest for such fiscal year shall be prorated based upon the applicable method selected by the General Partner). Solely for purposes of making such allocations, each of such items for the calendar month in which the transfer or redemption occurs shall be allocated to the Person who is a Partner as of midnight on the last day of said month. Subject to the following sentence, all distributions attributable to any Unit with respect to which the Partnership Record Date is before the date of such transfer, assignment or redemption shall be made to the transferor Partner or the Redeeming Partner, as the case may be, and, in the case of a transfer or assignment other than a redemption, all distributions thereafter attributable to such Unit shall be made to the transferee Partner. Section 5.1.C shall govern distributions in respect of newly issued Units.

     E.   Additional Restrictions.  In addition to any other restrictions on
          -----------------------
transfer herein contained, including without limitation the provisions of this
Article XI, in no event may any transfer or assignment of a Unit by any Partner (including pursuant to Section 8.6) be made without the express consent of the General Partner, in its sole and absolute discretion: (i) to any person or entity who lacks the legal right, power or capacity to own a Unit; (ii) in violation of applicable law; (iii) of any component portion of a Unit, such as the Capital Account, or rights to distributions, separate and apart from all other components of a Unit; (iv) if such transfer would cause the Units of "benefit plan investors" to become "significant," as those terms are used in
Section 7.9.E., or would cause the Partnership to become, with respect to any employee benefit plan subject to Title I of ERISA, a "party-in-interest" (as defined in Section 3(14) of ERISA) or a "disqualified person" (as defined in
Section 4975(c) of the Code); (v) if such transfer would, in the opinion of counsel to the Partnership, cause any portion of the assets of the Partnership to constitute assets of any employee benefit plan pursuant to Department of Labor Regulations Section 2510.1-101; (vi) if such transfer requires the registration of such Units pursuant to any applicable federal or state securities laws; (vii) if such transfer subjects the Partnership to regulation under the Investment Company Act of 1940, the Investment Advisors Act of 1940 or ERISA, each as amended; or (viii) if such transfer could adversely affect the ability of the General Partner Entity to remain qualified as a REIT.

     F.   Avoidance of "Publicly Traded Partnership" Status.  The General
          -------------------------------------------------
Partner shall monitor the transfers of interests in the Partnership to determine
(i) if such interests are being traded on an "established securities market" or a "secondary market" (or the substantial equivalent thereof) within the meaning of Section 7704 of the Code and (ii) whether additional transfers of interests would result in the Partnership being unable to qualify for at least one of the "safe harbors" set forth in Regulations Section 1.7704-1 [or such other guidance subsequently published by the IRS setting forth safe harbors under which interests will not be treated as "readily tradable on a secondary market" (or the substantial equivalent thereof) within the meaning of Section 7704 of the Code] (the "Safe Harbors"). The General Partner shall take all steps reasonably necessary or appropriate to prevent any trading of interests or any recognition by the Partnership of transfers made on such markets and, except as otherwise provided herein, to insure that at least one of the Safe Harbors is met, in each case to the extent necessary to avoid having the Partnership be treated as a "publicly traded partnership."

                                  ARTICLE XII
                             ADMISSION OF PARTNERS
                             ---------------------

SECTION 12.1  ADMISSION OF A SUCCESSOR GENERAL PARTNER.
              ----------------------------------------

     A successor to all of the General Partner's Units pursuant to Section 11.2, who is proposed to be admitted as the successor General Partner, shall be admitted to the Partnership as the General Partner, effective upon such transfer. Any such transferee shall carry on the business of the Partnership without dissolution. In each case, the admission shall be subject to such successor General Partner executing and delivering to the Partnership an acceptance of all of the terms and conditions of this Agreement and such other documents or instruments as may be required to effect the admission.

SECTION 12.2  ADMISSION OF ADDITIONAL PARTNERS.
              --------------------------------

     A.   General.  No Person shall be admitted as an additional Limited
          -------
Partner, including, without limitation, the admission of an existing Limited Partner with respect to an additional Capital Contribution by such Limited Partner (an "Additional Partner"), without the consent of the General Partner, which consent shall be given or withheld in the General Partner's sole and absolute discretion. A Person who makes a Capital Contribution to the Partnership in accordance with this Agreement, including, without limitation, under Section 4.1.C, or who exercises an option to receive Units shall be admitted to the Partnership as an Additional Partner only with the consent of the General Partner and only upon furnishing to the General Partner (i) an executed Addendum and (ii) such other documents or instruments as may be required in the discretion of the General Partner to effect such Person's admission as an Additional Partner. The admission of any Person as an Additional Partner shall become effective on the date upon which the name of such Person is recorded on the books and records of the Partnership, following the consent of the General Partner to such admission.

     B.   Allocations to Additional Partners.  If any Additional Partner is
          ----------------------------------
admitted to the Partnership on any day other than the first day of a Partnership Year, then Net Income, Net Losses, each item thereof and all other items allocable among Partners and Assignees for such Partnership Year shall be allocated among such Additional Partner and all other Partners and Assignees by taking into account their varying interests during the Partnership Year in accordance with Section 706(d) of the Code, using the interim closing of the books method (unless the General Partner, in its sole and absolute discretion, elects to adopt a daily, weekly or monthly proration method, in which event Net Income, Net Losses, and each item thereof would be prorated based upon the applicable period selected by the General Partner). Solely for purposes of making such allocations, each of such items for the calendar month in which an admission of any Additional Partner occurs shall be allocated among all the Partners and Assignees including such Additional Partner.

SECTION 12.3  AMENDMENT OF AGREEMENT AND CERTIFICATE OF LIMITED PARTNERSHIP.
              -------------------------------------------------------------

     For the admission to the Partnership of any Partner, the General Partner shall take all steps necessary and appropriate under the Act to amend the records of the Partnership and, if necessary, to prepare as soon as practical an amendment of this Agreement (including an amendment of Exhibit A, it being
                                                       ---------
understood that the execution of Addendum from time to time shall have the effect of amending the then current certified Exhibit A included with this
                                              ---------

Agreement) and, if required by law, shall prepare and file an amendment to the Certificate and may for this purpose exercise the power of attorney granted pursuant to Section 15.11 hereof.

                                  ARTICLE XIII
                          DISSOLUTION AND LIQUIDATION
                          ---------------------------

SECTION 13.1  DISSOLUTION.
              -----------

     The Partnership shall not be dissolved by the admission of Substituted Partners or Additional Partners or by the admission of a successor General Partner in accordance with the terms of this Agreement. The Partnership shall dissolve, and its affairs shall be wound up, upon the first to occur of any of the following ("Liquidating Events"):

               (i) the expiration of its term as provided in Section 2.4 hereof;

               (ii) an event of withdrawal of the General Partner (other than an event of bankruptcy), unless, within 90 days after the withdrawal, the Consent of Limited Partners is provided, in writing, to continue the business of the Partnership and to the appointment, effective as of the date of withdrawal, of a substitute General Partner;

               (iii) an election to dissolve the Partnership made by the General Partner with the consent of Limited Partners who, in the aggregate, hold not less than two-thirds of the outstanding Units held by all Limited Partners; provided, however, that the vote of any Limited Partners holding Preferred Units that are convertible into Common Units shall be counted as though the Conversion Right with respect to such Preferred Units has been exercised and the number of Common Units into which such Preferred Units have been converted have voted with respect to the matter at issue;

               (iv) entry of a decree of judicial dissolution of the Partnership pursuant to the provisions of the Act;

               (v) the sale of all or substantially all of the assets and properties of the Partnership for cash or for marketable securities; or

               (vi) a final and non-appealable judgment is entered by a court of competent jurisdiction ruling that the General Partner is bankrupt or insolvent, or a final and non-appealable order for relief is entered by a court with appropriate jurisdiction against the General Partner, in each case under any federal or state bankruptcy or insolvency laws as now or hereafter in effect, unless, prior to or at the time of the entry of such order or judgment, the Consent of Limited Partners is provided, in writing, to continue the business of the Partnership and to the appointment, effective as of a date prior to the date of such order or judgment, of a substitute General Partner.

     SECTION 13.2  WINDING UP.
                   ----------

     A.   General.  Upon the occurrence of a Liquidating Event, the Partnership
          -------
shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Partners. No Partner shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Partnership's business and affairs. The General Partner or, if there is no General Partner, any Person elected with the Consent of Limited Partners (the General Partner or any such Person, the "Liquidator") shall be responsible for overseeing the winding up and dissolution of the Partnership and shall take full account of the Partnership's liabilities and property and the Partnership property shall be liquidated as promptly as is consistent with obtaining the fair value thereof, and the proceeds therefrom (which may, to the extent determined by the General Partner, include equity or other securities of the General Partner or any other entity) shall be applied and distributed in the following order:

               (i) First, to the payment and discharge of all of the Partnership's debts and liabilities to creditors including creditors who are Partners;

               (ii) Second, to the payment and discharge of any unpaid Priority Return Amounts, pro rata based on the respective number of Common Units issuable to each such Limited Partner upon exercise of the Conversion Right with respect to outstanding Preferred Units; and

               (iii) Third, the balance, if any, to the Partners in accordance with their Capital Accounts, after giving effect to all contributions, distributions, and allocations for all periods. The General Partner shall not receive any additional compensation for any services performed pursuant to this Article XIII.

     B.   Deferred Liquidation.  Notwithstanding the provisions of Section
         --------------------
13.2.A which require liquidation of the assets of the Partnership, but subject to the order of priorities set forth therein, if prior to or upon dissolution of the Partnership the Liquidator determines that an immediate sale of part or all of the Partnership's assets would be impractical or would cause undue loss to the Partners, the Liquidator may, in its sole and absolute discretion, defer for a reasonable time the liquidation of any assets except those necessary to satisfy liabilities of the Partnership (including to those Partners as creditors) or distribute to the Partners, in lieu of cash, as tenants in common and in accordance with the provisions of Section 13.2.A, undivided interests in such Partnership assets as the Liquidator deems not suitable for liquidation. Any such distributions in kind shall be made only if, in the good faith judgment of the Liquidator, such distributions in kind are in the best interest of the Partners, and shall be subject to such conditions relating to the disposition and management of such properties as the Liquidator deems reasonable and equitable and to any agreements governing the operation of such properties at such time. The Liquidator shall determine the fair market value of any property distributed in kind using such reasonable method of valuation as it may adopt.

SECTION 13.3  COMPLIANCE WITH TIMING REQUIREMENTS OF REGULATIONS.
              --------------------------------------------------

     Subject to Section 13.4, if the Partnership is "liquidated" within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), distributions shall be made under Section 13.2.A hereof to the Partners who have positive Capital Accounts in compliance with Regulations Section 1.704-1(b)(2)(ii)(b)(2). If any Protected Partner has a deficit balance in his or its Capital Account [after giving effect to all contributions (without regard to this Section 13.3), distributions and allocations for all taxable years, including the year during which such liquidation occurs], each such Protected Partner shall contribute to the capital of the Partnership an amount equal to the lesser of (a) his or its respective Capital Account deficit balance or (b) an amount equal to his or its Protected Amount, such obligation to be satisfied within 90 days following the liquidation and dissolution of the Partnership in accordance with the provisions of this
Article XIII. Any deficit restoration obligation pursuant to the provisions of this Section 13.3 shall be for the benefit of creditors of the Partnership or any other Person to whom any debts, liabilities, or obligations are owed by (or otherwise have a claim against) the Partnership or General Partner, in its capacity as General Partner of the Partnership. For purposes of computing each Protected Partner's deficit balance in its Capital Account and its corresponding obligations to contribute additional capital to the Partnership, only items of income, gain and loss actually recognized shall be reflected.

     If any Partner other than a Protected Partner has a deficit balance in his or its Capital Account (after giving effect to all contributions, distributions and allocations for all taxable years, including the year during which such liquidation occurs), such Partner shall have no obligation to make any contribution to the capital of the Partnership with respect to such deficit, and such deficit shall not be considered a debt owed to the Partnership or to any other Person for any purpose whatsoever.

     In the discretion of the General Partner, a pro rata portion of the distributions that would otherwise be made to the General Partner and Limited Partners pursuant to this Article XIII may be: (A) distributed to a trust established for the benefit of the General Partner and Limited Partners for the purposes of liquidating Partnership assets, collecting amounts owed to the Partnership and paying any contingent or unforeseen liabilities or obligations of the Partnership or of the General Partner arising out of or in connection with the Partnership (in which case the assets of any such trust shall be distributed to the General Partner and Limited Partners from time to time, in the reasonable discretion of the General Partner, in the same proportions as the amount distributed to such trust by the Partnership would otherwise have been distributed to the General Partner and Limited Partners pursuant to this Agreement); or (B) withheld to provide a reasonable reserve for Partnership liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Partnership, provided that such withheld amounts shall be distributed to the General Partner and Limited Partners as soon as practicable.

SECTION 13.4  DEEMED DISTRIBUTION AND RECONTRIBUTION.
              --------------------------------------

     Notwithstanding any other provision of this Article XIII, if the Partnership is deemed liquidated within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), but no Liquidating Event has occurred, the Partnership's property shall not be liquidated, the Partnership's liabilities shall not be paid or discharged and the Partnership's affairs shall not be wound up. Instead, for federal income tax purposes and for purposes of maintaining Capital Accounts pursuant to Exhibit B, the Partnership shall be deemed to have complied with its
            ---------
obligations under the Regulations to Sections 704(b) and 708 of the Code and the resulting new "partnership" for tax purposes shall be deemed the Partnership for all purposes hereof, including, without limitation, matters relating to its Units.

SECTION 13.5  RIGHTS OF LIMITED PARTNERS.
              --------------------------

     Except as otherwise provided in this Agreement, each Limited Partner shall look solely to the assets of the Partnership for the return of its Capital Contributions and shall have no right or power to demand or receive property other than cash from the Partnership. Except as otherwise expressly provided in this Agreement, no Limited Partner shall have priority over any other Limited Partner as to the return of its Capital Contributions, distributions, or allocations.

SECTION 13.6  NOTICE OF DISSOLUTION.
              ---------------------

     If a Liquidating Event occurs or an event occurs that would, but for provisions of an election or objection by one or more Partners pursuant to
Section 13.1, result in a dissolution of the Partnership, the General Partner shall, within 30 days thereafter, provide written notice thereof to each of the Partners and to all other parties with whom the Partnership regularly conducts business (as determined in the discretion of the General Partner).

SECTION 13.7  CANCELLATION OF CERTIFICATE OF LIMITED PARTNERSHIP.
              --------------------------------------------------

     Upon the completion of the liquidation of the Partnership cash and property as provided in Section 13.2, the Partnership shall be terminated and the Certificate and all qualifications of the Partnership as a foreign limited partnership in jurisdictions other than the State of Delaware shall be canceled and such other actions as may be necessary to terminate the Partnership shall be taken.

SECTION 13.8  REASONABLE TIME FOR WINDING UP.
              ------------------------------

     A reasonable time shall be allowed for the orderly winding up of the business and affairs of the Partnership and the liquidation of its assets pursuant to Section 13.2, to minimize any losses otherwise attendant upon such winding-up, and the provisions of this Agreement shall remain in effect among the Partners during the period of liquidation.

SECTION 13.9  WAIVER OF PARTITION.
              -------------------

     Each Partner hereby waives any right to partition of the Partnership property.

SECTION 13.10  LIABILITY OF LIQUIDATOR.
               -----------------------

     The Liquidator shall be indemnified and held harmless by the Partnership in the same manner and to the same degree as an Indemnitee may be indemnified pursuant to Section 7.7.

                                  ARTICLE XIV
                  AMENDMENT OF PARTNERSHIP AGREEMENT; MEETINGS
                  --------------------------------------------

SECTION 14.1  AMENDMENTS.
              ----------

     A.   Proposed Amendments.  Amendments to this Agreement may be proposed by
          -------------------
the General Partner or by any Limited Partners holding 25% or more of the aggregate outstanding Units of all Partners (including the Units owned by the General Partner, and assuming that only Common Units are outstanding following a deemed exercise of all Conversion Rights). Any such proposal by a Limited Partner shall be in a reasonably detailed writing setting forth the text of the proposed amendment. Following such proposal (except one proposing an amendment described in Section 14.1.B), the General Partner shall submit any proposed amendment to the Limited Partners. The General Partner shall seek the written vote of the Limited Partners on the proposed amendment or shall call a meeting to vote thereon and to transact any other business that it may deem appropriate. For purposes of obtaining a written vote, the General Partner may require a response within a reasonable specified time, but not less than 15 days, and failure to respond in such time period shall constitute a vote which is consistent with the General Partner's recommendation with respect to the proposal. Except as provided in Section 14.1.B, 14.1.C or 14.1.D, a proposed amendment shall be adopted and be effective as an amendment hereto if it is approved by the General Partner and it receives the consent of Partners holding
                                ---
a majority of the aggregate outstanding Units (including Units owned by the General Partner, and assuming that only Common Units are outstanding following a deemed exercise of all Conversion Rights).

     B.   Amendments Not Requiring Limited Partner Approval.  Notwithstanding
          -------------------------------------------------
Section 14.1.A or 14.1.C, the General Partner shall have the power, without making a proposed amendment pursuant to Section 14.1.A and without the consent of any Limited Partners, to amend this Agreement as may be required to facilitate or implement any of the following purposes:

               (i) to add to the obligations of the General Partner or surrender any right or power granted to the General Partner or any Affiliate of a General Partner in each case for the benefit of the Limited Partners;

               (ii) to reflect the admission, substitution, termination, or withdrawal of Partners in accordance with this Agreement (which may be effected through the replacement of Exhibit A with an amended Exhibit A from time to time; it being understood, however, that the execution of an Addendum from time to time shall have the effect of amending this Agreement and updating Exhibit A hereto);

               (iii) to set forth the designations, rights, powers, duties, and preferences of the holders of any Preferred Units issued pursuant to
     Article IV and Schedule 4.2;

               (iv) to reflect a change that does not adversely affect the Limited Partners in any material respect, or to cure any ambiguity, correct or supplement any provision in this Agreement not inconsistent with law or with other provisions of this Agreement, or make other changes with respect to matters arising under this Agreement that will not be inconsistent with law or materially inconsistent with the provisions of this Agreement;

               (v) to reflect the designation or termination of designation of any Limited Partner as a Protected Partner; and

               (vi) to satisfy any requirements, conditions, or guidelines contained in any order, directive, opinion, ruling or regulation of a federal, state or local agency or contained in federal, state or local law. The General Partner shall notify the Limited Partners when any action under this Section 14.1.B is taken (including the execution of any Addendum not then reflected in an updated Exhibit A) in the next regular communication
                                  ---------
     to the Limited Partners.

     C.   Amendments Requiring Limited Partner Approval.  Notwithstanding
          ---------------------------------------------
Section 14.1.A and Section 14.1.B, without the Consent of Limited Partners, the General Partner shall not amend Section 4.2, Section 7.1.A (second sentence only), Section 7.5, Section 7.6, Section 7.7.H, Section 7.8, Section 7.11.B,
Section 11.2, the last sentence of Section 11.4.A (provided that no such amendment shall in any event adversely affect the rights of any lender who made a loan or who extended credit and received in connection therewith a Pledge of Units prior to the date such amendment is adopted unless, and only to the extent such lender consents thereto), Section 13.1 (other than Section 13.1(iii), which can be amended only with the consent of two-thirds of the outstanding Units of the Limited Partners, as more fully described in such section), this Section 14.1.C or Section 14.2.

     D.   Other Amendments Requiring Certain Limited Partner Approval.
          -----------------------------------------------------------
Notwithstanding anything in this Section 14.1 to the contrary, this Agreement shall not be amended in any of the following respects, with respect to any Partner that would be materially adversely affected by such amendment, without the consent of such Partner (or any Assignee who is a bona fide financial institution that loans money or other wise extends credit to a holder of Units that is materially adversely affected): (i) converting a Limited Partner's interest in the Partnership into a General Partner's interest; (ii) modifying the limited liability of a Limited Partner; (iii) amending Section 7.11.A; (iv) amending Article V or Article VI (except as permitted pursuant to Sections 4.2, 5.4, 6.2 and 14.1(B)(iii)), (v) amending Section 8.6 or any defined terms set forth in Article I that relate to the Redemption Right or Conversion Right (except as permitted in Section 8.6.E), or (vi) amending this Section 14.1.D. This Section 14.1.D does not require unanimous consent of all Partners materially adversely affected unless the amendment is to be effective against all Partners adversely affected.

SECTION 14.2  MEETINGS OF THE PARTNERS; CONSENT.
              ---------------------------------

     A.   General.  Meetings of the Partners may be called by the General
          -------
Partner and shall be called upon the receipt by the General Partner of a written request by Limited Partners holding 25% or more of the outstanding Units of all Partners (including the General Partner, and assuming that only Common Units are outstanding following the exercise of all Conversion

Rights). The call shall state the nature of the business to be transacted. Notice of any such meeting shall be given to all Partners not less than seven days nor more than 30 days prior to the date of such meeting. Partners may vote in person or by proxy at such meeting. Whenever the vote or consent of Partners is permitted or required under this Agreement, such vote or consent may be given at a meeting of Partners or may be given in accordance with the procedure prescribed in Section 14.1.A. Except as otherwise expressly provided in this Agreement, the consent of Partners holding a majority of the aggregate outstanding Units (including Units owned by the General Partner, and assuming that only Common Units are outstanding following a deemed exercise of all Conversion Rights) shall control.

     B.   Actions Without a Meeting.  Any action required or permitted to be
          -------------------------
taken at a meeting of the Partners may be taken without a meeting if a written consent setting forth the action so taken is signed by the General Partner and consent of Limited Partners required by this Agreement has been obtained. Such consent may be in one instrument or in several instruments. Such consent shall be certified on behalf of the Partnership by an officer of the General Partner and kept on file with the General Partner. An action so taken shall be deemed to have been taken at a meeting duly held on the effective date so certified.

     C.   Proxy.  Each Partner may authorize any Person or Persons to act for
          -----
him by proxy on all matters in which a Partner is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. Every proxy must be signed by the Partner or its attorney-in-fact. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Partner executing it, such revocation to be effective upon the Partnership's receipt of written notice thereof.

     D.   Conduct of Meeting.  Each meeting of Partners shall be conducted by
          ------------------
the General Partner or such other Person as the General Partner may appoint pursuant to such rules for the conduct of the meeting as the General Partner or such other Person deem appropriate.

                                  ARTICLE XV
                              GENERAL PROVISIONS
                              ------------------

SECTION 15.1  ADDRESSES AND NOTICE.
              --------------------

     Any notice, demand, request or report required or permitted to be given or made to a Partner or Assignee under this Agreement shall be in writing and shall be deemed given or made when delivered in person or when sent by first class United States mail or by other means of written communication to the Partner or Assignee at the address set forth in Exhibit A (or a more recent Addendum) or
                                     ---------
such other address as the Partners shall notify the General Partner of in writing.

SECTION 15.2  TITLES AND CAPTIONS.
              -------------------

     All article or section titles or captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof. Except as specifically provided otherwise, references to "Articles" "Sections" and "Exhibits" are to Articles, Sections and Exhibits of this Agreement.

SECTION 15.3  PRONOUNS AND PLURALS.
              --------------------

     Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

SECTION 15.4  FURTHER ACTION.
              --------------

     The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

SECTION 15.5  BINDING EFFECT.
              --------------

     This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

SECTION 15.6  CREDITORS. Other than as expressly set forth herein with regard to
              ---------
any Indemnitee, none of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any creditor of the Partnership.

SECTION 15.7  WAIVER.
              ------

     No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

SECTION 15.8  COUNTERPARTS.
              ------------

     This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Agreement immediately upon affixing its signature hereto or, in the case of an Additional Partner or Substituted Partner, to an Addendum.

SECTION 15.9  APPLICABLE LAW.
              --------------

     This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law.

SECTION 15.10  INVALIDITY OF PROVISIONS.
               ------------------------

     If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

SECTION 15.11  POWER OF ATTORNEY.
               -----------------

     A.   General.  Each Limited Partner and each Assignee that accepts Units
          -------
(or any rights, benefits or privileges associated therewith) is deemed to irrevocably constitute and appoint the General Partner, any Liquidator and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to:

               (i) execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (a) all certificates, documents and other instruments (including, without limitation, this Agreement and the Certificate and all amendments or restatements thereof) that the General Partner or any Liquidator deems appropriate or necessary to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware and in all other jurisdictions in which the Partnership may conduct business or own property, (b) all instruments that the General Partner or any Liquidator deem appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms, (c) all conveyances and other instruments or documents that the General Partner or any Liquidator deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement, including, without limitation, a certificate of cancellation, (d) all instruments relating to the admission, withdrawal, removal or substitution of any Partner pursuant to, or other events described in, Article XI, XII or XIII hereof or the Capital Contribution of any Partner and (e) all certificates, documents and other instruments relating to the determination of the rights, preferences and privileges of Units; and

               (ii) execute, swear to, acknowledge and file all ballots, consents, approvals, waivers, certificates and other instruments appropriate or necessary, in the sole and absolute discretion of the General Partner or any Liquidator, to make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action which is made or given by the Partners hereunder or is consistent with the terms of this Agreement or appropriate or necessary, in the sole discretion of the General Partner or any Liquidator, to effectuate the terms or intent of this Agreement. Nothing contained in this Section 15.11 shall be construed as authorizing the General Partner or any Liquidator to amend this Agreement except in accordance with Article XIV hereof or as may be otherwise expressly provided for in this Agreement.

     B.   Irrevocable Nature.  The foregoing power of attorney is hereby
          ------------------
declared to be irrevocable and a power coupled with an interest, in recognition of the fact that each of the Partners will be relying upon the power of the General Partner or any Liquidator to act as contemplated by this Agreement in any filing or other action by it on behalf of the Partnership, and it shall survive and not be affected by the subsequent Incapacity of any Limited Partner or Assignee and the transfer of all or any portion of such Limited Partner's or Assignee's Units and shall extend to such Limited Partner's or Assignee's heirs, successors, assigns and personal representatives. Each such Limited Partner or Assignee hereby agrees to be bound by any representation made by the General Partner or any Liquidator, acting in good faith pursuant to such power of attorney; and each such Limited Partner or Assignee hereby waives any and all defenses which may be available to contest, negate or disaffirm the action of the General Partner or any Liquidator, taken in good faith under such power of attorney. Each Limited Partner or Assignee shall execute and deliver to the General Partner or the Liquidator, within 15 days after receipt of the General Partner's or Liquidator's request therefor, such further designation, powers of attorney and other instruments as the General Partner or the Liquidator, as the case may be, deems necessary to effectuate this Agreement and the purposes of the Partnership.

SECTION 15.12  ENTIRE AGREEMENT; EXHIBITS.
               --------------------------

     This Agreement, including the Exhibits hereto and any Addendum executed from time to time, all of which are an integral part of this Agreement, contains the entire understanding and agreement among the Partners with respect to the subject matter hereof and supersedes any prior written oral understandings or agreements among them with respect thereto.

SECTION 15.13  NO RIGHTS AS SHAREHOLDERS.
               -------------------------

     Nothing contained in this Agreement shall be construed as conferring upon the holders of the Units any rights whatsoever as partners or shareholders of the General Partner, including, without limitation, any right to receive dividends or other distributions made to partners or shareholders of the General Partner or to vote or to consent or receive notice as shareholders in respect to any meeting of shareholders for the election of trustees of the General Partner or any other matter.

SECTION 15.14  LIMITATION TO PRESERVE REIT STATUS.
               ----------------------------------

     To the extent that any amount paid or credited to the General Partner or any of its officers, directors, trustees, employees or agents pursuant to
Section 7.4 or Section 7.7 would constitute gross income to the General Partner for purposes of Section 856(c)(2) or 856(c)(3) of the Code (a "General Partner Payment") then, notwithstanding any other provision of this Agreement, the amount of such General Partner Payment for any fiscal year shall not exceed the lesser of:

               (i) an amount equal to the excess, if any, of (a) 4.20% of the General Partner's total gross income (but not including the amount of any General Partner Payments) for the fiscal year which is described in subsections (A) though (H) of Section 856(c)(2) of the Code over (b) the amount of gross income (within the meaning of Section 856(c)(2) of the Code) derived by the General Partner from sources other than those described in subsections (A) through (H) of Section 856(c)(2) of the Code (but not including the amount of any General Partner Payments); or

               (ii) an amount equal to the excess, if any of (a) 25% of the General Partner's total gross income (but not including the amount of any General Partner Payments) for the fiscal year which is described in subsections (A) through (I) of Section 856(c)(3) of the Code over (b) the amount of gross income (within the meaning of Section 856(c)(3) of the Code) derived by the General Partner from sources other than those described in subsections (A) through (I) of Section 856(c)(3) of the Code (but not including the amount of any General Partner Payments); provided, however, that General Partner Payments in excess of the amounts set forth in subparagraphs (i) and (ii) above may be made if the General Partner, as a condition precedent, obtains an opinion of tax counsel that the receipt of such excess amounts would not adversely affect the General Partner's ability to qualify as a REIT. To the extent General Partner Payments may not be made in a year due to the foregoing limitations, such General Partner Payments shall carry over and be treated as arising in the following year, provided, however, that such amounts shall not carry over for more than five years, and if not paid within such five year period, shall expire; provided further, that (x) as General Partner Payments are made, such payments shall be applied first to carry over amounts outstanding, if any, and (y) with respect to carry over amounts for more than one Partnership Year, such payments shall be applied to the earliest Partnership Year first.

                      [SIGNATURE PAGE IMMEDIATELY FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                              GENERAL PARTNER:
                              WELLINGTON PROPERTIES TRUST, a Maryland real estate investment trust

                              By:  /s/Arnold K. Leas
                                   -------------------------------
                              Name:  Arnold K. Leas
                              Title: President


                              LIMITED PARTNER:

                              WELLINGTON FORMATION, LLC, a
                              Delaware limited liability company


                              By:  /s/ Robert F. Rice
                                   -------------------------------
                              Name:  Robert F. Rice
                              Title: Vice President

                                   EXHIBIT A
                                   PARTNERS


                                                                                                 Protected
                                    Common          Preferred Units       Agreed Initial          Partner
      Name of Partner               Units             [Series]           Capital Account        ("X" if yes)
  ------------------------      --------------    ------------------    ------------------    ------------------
GENERAL PARTNER:

Wellington Properties Trust           1                 0                    $  1

LIMITED PARTNERS:

Wellington Formation, LLC            99                 0                    $ 99
                                -----------      ----------------       -----------------     -----------------
TOTAL                               100                 0                    $100


                                  CERTIFICATE
                                  -----------

     This certification constitutes an amendment of this Agreement and this Exhibit A as of the date hereof. This Exhibit A incorporates all Partners
---------                              ---------
admitted to the Partnership through __________, 1998. Any Addenda executed subsequent to such date shall have the effect of amending this Exhibit A.
                                                               ---------


                                                WELLINGTON PROPERTIES TRUST, as
                                                General Partner


                                                By:_____________________________
                                                    Authorized Officer

                                                Date:______________, ____

                                   EXHIBIT B

                                  TAX MATTERS

B.1. TAX-RELATED DEFINITIONS
     -----------------------

     Notwithstanding the foregoing, the following definitions shall have the following meanings for purposes of this Exhibit B and this Agreement:
                                        ---------

     "Adjusted Capital Account" means the Capital Account maintained for each
      ------------------------
Partner as of the end of each Partnership Year (i) increased by any amounts which such Partner is obligated to restore pursuant to any provision of this Agreement or is deemed to be obligated to restore pursuant to the penultimate sentences of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5) and (ii) decreased by the items described in Regulations Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) and 1.704-1(b)(2)(ii)(d)(6). The
foregoing definition of Adjusted Capital Account is intended to comply with the provisions of Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

     "Adjusted Capital Account Deficit" means, with respect to any Partner, the
      --------------------------------
deficit balance, if any, in such Partner's Adjusted Capital Account as of the end of the relevant Partnership Year.

     "Agreed Value" means (i) in the case of any Contributed Property
      ------------
contributed to the Partnership as part of or in connection with the Consolidation, the amount set forth on the applicable Addendum as the Agreed Value of such Property; (ii) in the case of any other Contributed Property, the fair market value of such property as of the time of its contribution as determined by the General Partner using such reasonable method of valuation as it may adopt, reduced by any liabilities either assumed by the Partnership upon such contribution or to which such property is subject when contributed; and
(iii) in the case of any property distributed to a Partner by the Partnership, the Partnership's Carrying Value of such property at the time such property is distributed, reduced by any indebtedness either assumed by such Partner upon such distribution or to which such property is subject at the time of distribution as determined under Section 752 of the Code and the regulations thereunder.

     "Book-Tax Disparities" means, with respect to any item of Contributed
      --------------------
Property or Adjusted Property, as of the date of any determination, the difference between the Carrying Value of such Contributed Property or Adjusted Property and the adjusted basis thereof for federal income tax purposes as of such date. A Partner's share of the Partnership's Book-Tax Disparities in all of its Contributed Property and Adjusted Property will be reflected by the difference between such Partner's Capital Account balance as maintained pursuant to this Exhibit B and the hypothetical balance of such Partner's Capital Account
        ---------
computed as if it had been maintained strictly in accordance with federal income tax accounting principles.

     "Capital Account" means, with respect, with respect to any Partner, the
      ---------------
separate capital account maintained for such Partner in accordance with the rules of Regulations Section l.704-l(b)(2)(iv) and the provisions of Section B.2 of this Exhibit B.
        ---------

     "Carrying Value" means (i) with respect to a Contributed Property or
      --------------
Adjusted Property, the Agreed Value of such property reduced (but not below zero) by all Depreciation with respect to such Contributed Property or Adjusted Property, as the case may be, charged to the Partners' Capital Accounts and (ii) with respect to any other Partnership property, the adjusted basis of such property for federal income tax purposes, all as of the time of determination. The Carrying Value of any property shall be adjusted from time to time in accordance with this Exhibit B, and to reflect changes, additions (including
                     ---------
capital improvements thereto) or other adjustments to the Carrying Value for dispositions and acquisitions of Partnership properties, as deemed appropriate by the General Partner.

     "Depreciation" means, for each Partnership Year, an amount equal to the
      ------------
federal income tax depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such year, except that if the Carrying Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year, Depreciation shall be an amount which bears the same ratio to such beginning Carrying Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such year bears to such beginning adjusted tax basis; provided, however, that if the federal income tax depreciation, amortization, or other cost recovery deduction for such year is zero, Depreciation shall be determined with reference to such beginning Carrying Value using any reasonable method selected by the General Partner.

     "Nonrecourse Deductions" has the meaning set forth in Regulations Section
      ----------------------
1.704-2(b)(1), and the amount of Nonrecourse Deductions for a Partnership Year shall be determined in accordance with the rules of Regulations Section 1.704-2(c).

     "Nonrecourse Liability" has the meaning set forth in Regulations Section
      ---------------------
1.752-1(a)(2).

     "Partner Minimum Gain" means an amount, with respect to each Partner
      --------------------
Nonrecourse Debt, equal to the Partnership Minimum Gain that would result if such Partner Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Regulations Section 1.704-2(i)(3).

     "Partner Nonrecourse Debt" has the meaning set forth in Regulations Section
      ------------------------
1.704-2(b)(4).

     "Partner Nonrecourse Deductions" has the meaning set forth in Regulations
      ------------------------------
Section 1.704-2(i)(2), and the amount of Partner Nonrecourse Deductions with respect to a Partner Nonrecourse Debt for a Partnership Year shall be determined in accordance with the rules of Regulations Section 1.704-2(i)(2).

     "Partnership Minimum Gain" has the meaning set forth in Regulations Section
      ------------------------
1.704-2(b)(2), and the amount of Partnership Minimum Gain, as well as any net increase or decrease in Partnership Minimum Gain, for a Partnership Year shall be determined in accordance with the rules of Regulations Section 1.704-2(d).

     "Residual Gain" or "Residual Loss" means any item of gain or loss, as the
      --------------------------------
case may be, of the Partnership recognized for federal income tax purposes resulting from a sale, exchange or other disposition of Contributed Property or Adjusted Property, to the extent such item of gain or loss is not allocated pursuant to Section B.3(b)(2)(i) or B.3(b)(2)(ii) of this Exhibit B to eliminate
                                                          ---------
Book-Tax Disparities.

     "Unrealized Gain" attributable to any item of Partnership property means,
      ---------------
as of any date of determination, the excess, if any, of (i) the fair market value of such property (as determined under this Exhibit B) as of such date,
                                                 ---------
over (ii) the Carrying Value of such property (prior to any adjustment to be made pursuant to this Exhibit B) as of such date.
                      ---------

     "Unrealized Loss" attributable to any item of Partnership property means,
      ---------------
as of any date of determination, the excess, if any, of (i) the Carrying Value of such property (prior to any adjustment to be made pursuant to this Exhibit B)
                                                                      ---------
as of such date, over (ii) the fair market value of such property (as determined under this Exhibit B) as of such date.
           ---------

B.2. CAPITAL ACCOUNT MAINTENANCE
     ----------------------------

     (a)  Capital Accounts of the Partners
          --------------------------------

          (1) The Partnership shall maintain for each Partner a separate Capital Account in accordance with the rules of Regulations Section l.704-l(b)(2)(iv). Such Capital Account shall be increased by (i) the amount of all Capital Contributions and any other deemed contributions made by such Partner to the Partnership pursuant to this Agreement and (ii) all items of Partnership income and gain (including income and gain exempt from tax) computed in accordance with Section B.2(a)(2) hereof and allocated to such Partner pursuant to Section 6.1 of the Agreement and this Exhibit B thereof, and decreased by (x) the amount of
                          ---------
cash or Agreed Value of all actual and deemed distributions of cash or property made to such Partner pursuant to this Agreement and (y) all items of Partnership deduction and loss computed in accordance with Section B.2(a)(2) hereof and allocated to such Partner pursuant to Section 6.1 of the Agreement and Exhibit B
                                                                       ---------
thereof.

          (2) For purposes of computing the amount of any item of income, gain, deduction or loss to be reflected in the Partners' Capital Accounts, unless otherwise specified in this Agreement, the determination, recognition and classification of any such item shall be the same as its determination, recognition and classification for federal income tax purposes determined in accordance with Section 703(a) of the Code (for this purpose all items of income, gain, loss or deduction required to be stated separately pursuant to
Section 703(a) (1) of the Code shall be included in taxable income or loss), with the following adjustments:

          (i) Except as otherwise provided in Regulations Section 1.704-1(b)(2)(iv)(m), the computation of all items of income, gain, loss and deduction shall be made without regard to any election under Section 754 of the Code which may be made by the Partnership, provided that the amounts of any adjustments to the adjusted bases of the assets of the Partnership made pursuant to Section 734 of the Code as a result of the distribution of property by the Partnership to a Partner (to the extent that such adjustments have not previously been reflected in the Partners' Capital Accounts) shall be reflected in the Capital Accounts of the Partners in the manner and subject to the limitations prescribed in Regulations Section l.704-1(b)(2)(iv) (m)(4).

          (ii) The computation of all items of income, gain, and deduction shall be made without regard to the fact that items described in Sections 705(a)(l)(B) or 705(a)(2)(B) of the Code are not includable in gross income or are neither currently deductible nor capitalized for federal income tax purposes.

          (iii) Any income, gain or loss attributable to the taxable disposition of any Partnership property shall be determined as if the adjusted basis of such property as of such date of disposition were equal in amount to the Partnership's Carrying Value with respect to such property as of such date.

          (iv) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such fiscal year.

          (v) In the event the Carrying Value of any Partnership Asset is adjusted pursuant to Section B.2(a)(4) hereof, the amount of any such adjustment shall be taken into account as gain or loss from the disposition of such asset.

          (vi) Any items specially allocated under Section B.3(a) of this Exhibit B hereof shall not be taken into account.
                  ---------

          (3) A transferee (including any Assignee) of a Partnership Unit shall succeed to a pro rata portion of the Capital Account of the transferor.

          (4)     Adjustment to Carrying Value
                  ----------------------------

          (i) Consistent with the provisions of Regulations Section 1.704-1(b)(2)(iv)(f), and as provided in Section B.2(a)(4)(ii), the Carrying Values of all Partnership assets shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized loss attributable to such Partnership property, as of the times of the adjustments provided in Section B.2(a)(4)(ii) hereof, as if such Unrealized Gain or Unrealized Loss had been recognized on an actual sale of each such property and allocated pursuant to Section 6.1 of the Agreement.

          (ii) Such adjustments shall be made as of the following times: (a) immediately prior to the acquisition of an additional interest in the Partnership by any new or existing Partner in exchange for more than a de minimis Capital Contribution; (b) immediately prior to the distribution by the Partnership to a Partner of more than a de minimis amount of property as consideration for an interest in the Partnership; and (c) immediately prior to the liquidation of the Partnership within the meaning of Regulations Section 1.704-l(b)(2)(ii)(g), provided however that adjustments pursuant to clauses (a) and
                  (b) above shall be made only if the General Partner determines that such adjustments are necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership.

          (iii) In accordance with Regulations Section 1.704-l(b)(2)(iv)(e), the Carrying Value of Partnership assets distributed in kind shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Partnership property, as of the time any such asset is distributed.

          (iv) In determining Unrealized Gain or Unrealized Loss for purposes of this Exhibit B, the aggregate cash amount and fair market
                          ---------
                  value of all Partnership assets (including cash or cash equivalents) shall be determined by the General Partner using such reasonable method of valuation as it may adopt, or in the case of a liquidating distribution pursuant to Article XIII of the Agreement, shall be determined and allocated by the Liquidator using such reasonable methods of valuation as it may adopt. The General Partner, or the Liquidator, as the case may be, shall allocate such aggregate fair market value among the assets of the Partnership in such manner as it determines in its sole and absolute discretion to arrive at a fair market value for individual properties.

          (5) The provisions of the Agreement (including this Exhibit B)
                                                              ----------
relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulations. In the event the General Partner shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Partnership, the General Partner, or the Limited Partners) are computed in order to comply with such Regulations, the General Partner may make such modification without regard to Article XIV of the Agreement, provided that it is not likely to have a material effect on the amounts distributable to any Person pursuant to Article XIII of the Agreement upon the dissolution of the Partnership. The General Partner also shall (i) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Partners and the amount of Partnership capital reflected on the Partnership's balance sheet, as computed for book purposes, in accordance with Regulations Section l.704-l(b)(2)(iv)(q), and (ii) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Regulations Section l.704-1(b).

     (b) No Interest.   No interest shall be paid by the Partnership on Capital
         -----------
Contributions or on balances in Partners' Capital Accounts.

     (c) No Withdrawal. No Partner shall be entitled to withdraw any part of
         -------------
its Capital Contribution or Capital Account or to receive any distribution from the Partnership, except as provided in Articles IV, V, VII and XIII of the Agreement.

B.3. SPECIAL ALLOCATION RULES
     ------------------------

     (a)  Special Allocation Rules.
          ------------------------

     Notwithstanding any other provision of the Agreement or this Exhibit B, the
                                                                  ---------
following special allocations shall be made in the following order:

          (1) Minimum Gain Chargeback.  Notwithstanding the provisions of
              -----------------------
Section 6.1 of the Agreement or any other provisions of this Exhibit B, if there
                                                             ---------
is a net decrease in Partnership Minimum Gain during any Partnership Year, each Partner shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Partner's share of the net decrease in Partnership Minimum Gain, as determined under Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Regulations Section 1.704-2(f)(6). This Section B.3(a)(1) is intended to comply with the minimum gain chargeback requirements in Regulations Section 1.704-2(f) and for purposes of this Section B.3(a)(1) only, each Partner's Adjusted Capital Account Deficit shall be determined prior to any other allocations pursuant to Section 6.1 of this Agreement with respect to such Partnership Year and without regard to any decrease in Partner Minimum Gain during such Partnership Year.

          (2) Partner Minimum Gain Chargeback.  Notwithstanding any other
              -------------------------------
provision of Section 6.1 of this Agreement or any other provisions of this Exhibit B (except Section B.3(a)(1) hereof), if there is a net decrease in
---------
Partner Minimum Gain attributable to a Partner Nonrecourse Debt during any Partnership Year, each Partner who has a share of the Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(5), shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Partner's share of the net decrease in Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i) (5). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each General Partner and Limited Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Regulations
Section 1.704-2(i)(4). This Section B.3(a)(2) is intended to comply with the minimum gain chargeback requirement in such section of the Regulations and shall be interpreted consistently therewith.

Solely for purposes of this Section B.3(a)(2), each Partner's Adjusted Capital Account Deficit shall be determined prior to any other allocations pursuant to
Section 6.1 of the Agreement or this Exhibit with respect to such Partnership Year, other than allocations pursuant to Section B.3(a)(1) hereof.

          (3) Qualified Income Offset.  In the event any Partner unexpectedly
              -----------------------
receives any adjustments, allocations or distributions described in Regulations Sections 1.704-l(b)(2)(ii)(d)(4), l.704-1(b)(2)(ii)(d)(5), or 1.704-
l(b)(2)(ii)(d)(6), and after giving effect to the allocations required under Sections B.3(a)(1) and B.3(a)(2) hereof with respect to such Partnership Year, such Partner has an Adjusted Capital Account Deficit, items of Partnership income and gain (consisting of a pro rata portion of each item of Partnership income, including gross income and gain for the Partnership Year) shall be specifically allocated to such Partner in an amount and manner sufficient to eliminate, to the extent required by the Regulations, its Adjusted Capital Account Deficit created by such adjustments, allocations or distributions as quickly as possible. This Section B.3(a)(3) is intended to constitute a "qualified income offset" under Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

          (4) Gross Income Allocation.  In the event that any Partner has an
              -----------------------
Adjusted Capital Account Deficit at the end of any Partnership Year (after taking into account allocations to be made under the preceding paragraphs hereof with respect to such Partnership Year), each such Partner shall be specially allocated items of Partnership income and gain (consisting of a pro rata portion of each item of Partnership income, including gross income and gain for the Partnership Year) in an amount and manner sufficient to eliminate, to the extent required by the Regulations, its Adjusted Capital Account Deficit.

          (5) Nonrecourse Deductions.  Nonrecourse Deductions for any
              ----------------------
Partnership Year shall be allocated to the Partners in accordance with their respective Percentage Interests. If the General Partner determines in its good faith discretion that the Partnership's Nonrecourse Deductions must be allocated in a different ratio to satisfy the safe harbor requirements of the Regulations promulgated under Section 704(b) of the Code, the General Partner is authorized, upon notice to the Limited Partners, to revise the prescribed ratio for such Partnership Year to the numerically closest ratio which would satisfy such requirements.

          (6) Partner Nonrecourse Deductions.  Any Partner Nonrecourse
              ------------------------------
Deductions for any Partnership Year shall be specially allocated to the Partner who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Regulations Sections 1.704-2(b)(4) and 1.704-2(i).

          (7) Code Section 754 Adjustments.  To the extent an adjustment to the
              ----------------------------
adjusted tax basis of any Partnership asset pursuant to Section 734(b) or 743(b) of the Code is required, pursuant to Regulations Section 1.704-l(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such item of gain or loss shall be specially allocated to the Partners in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such Section of the Regulations.

     (b)  Allocations for Tax Purposes.
          ----------------------------

          (1) Except as otherwise provided in this Section B.3(b), for federal income tax purposes, each item of income, gain, loss and deduction shall be allocated among the Partners in the same manner as its correlative item of "book" income, gain, loss or deduction is allocated pursuant to Section 6.1 of the Agreement and Section B.3(a) hereof.

          (2) In an attempt to eliminate Book-Tax Disparities attributable to a Contributed Property or Adjusted Property, items of income, gain, loss, and deduction shall be allocated for federal income tax purposes among the Partners as follows:

              (i) (a) In the case of a Contributed Property, such items attributable thereto shall be allocated among the Partners consistent with the principles of Section 704(c) of the Code to take into account the variation between the Agreed Value of such property and its adjusted basis at the time of contribution (taking into account Section B.3(b)(3) of this Exhibit B); and (b) any item of Residual Gain or Residual Loss attributable
     ---------
     to a Contributed Property shall be allocated among the Partners in the same manner as its correlative item of "book" gain or loss is allocated pursuant to Section 6.1 of the Agreement and Section B.3(a) of this Exhibit
                                                                         -------
     B.
     -

               (ii)   (a) In the case of an Adjusted Property, such items shall

                      (1) first, be allocated among the Partners in a manner
               consistent with the principles of Section 704(c) of the Code to take into account the Unrealized Gain or Unrealized Loss attributable to such property and the allocations thereof pursuant to Section B.2 hereof;

                      (2) second, in the event such property was originally a
               Contributed Property, be allocated among the Partners in a manner consistent with Section B.3(b)(2)(i) of this Exhibit B; and
                                                            ---------

                      (b) any item of Residual Gain or Residual Loss
               attributable to an Adjusted Property shall be allocated among the Partners in the same manner its correlative item of "book" gain or loss is allocated pursuant to Section 6.1 of the Agreement and Section B.3(a) of this Exhibit B.
                                      ---------

               (iii) all other items of income, gain, loss and deduction shall be allocated among the Partners the same manner as their correlative item of "book" gain or loss is allocated pursuant to Section 6.1 of the Agreement and Section B.3(a) of this Exhibit B.
                                                   ---------

          (3) To the extent Regulations promulgated pursuant to Section 704(c) of the Code permit a Partnership to utilize alternative methods to eliminate the disparities between the

Carrying Value of property and its adjusted basis, the General Partner shall have the authority to elect the method to be used by the Partnership and such election shall be binding on all Partners.

                                   EXHIBIT C

                        NOTICE OF REDEMPTION/CONVERSION


     The undersigned hereby irrevocably (i) elects to exercise its [redemption] [conversion] rights contained in ARTICLE VIII of the Limited Partnership Agreement of Wellington Properties Investments, L.P. (the "Partnership Agreement") with respect to an aggregate of [Common Units] [Preferred Units],
(ii) surrenders such [Common Units] [Preferred Units] and all right, title and interest therein and (iii) directs that the [Share Amount (or applicable Cash Amount if so determined by the General Partner in accordance with the Partnership Agreement)] [Common Units] deliverable upon [redemption] [conversion] of such [Common Units] [Preferred Units] be delivered to the address specified below. The undersigned hereby represents, warrants, and certifies that the undersigned (a) has marketable and unencumbered title to such [Common Units] [Preferred Units], free and clear of the rights of or interests of any other person or entity, (b) has the full right, power and authority to redeem and surrender such [Common Units] [Preferred Units] as provided herein and (c) has obtained the consent or approval of all persons or entities, if any, having the right to consult or approve such redemption and surrender. Capitalized terms used above that are defined in the Partnership Agreement are used herein as defined therein.

Dated:________________________________

Name of Limited Partner:______________

Social Security or
Federal Employer ID Number:___________


                              ________________________________________
                                    (Signature of Limited Partner)

                              ________________________________________
                                     (Street Address)

                              ________________________________________
                              (City)             (State)(Zip Code)

                                   EXHIBIT D

                               FORM OF ADDENDUM

                    ADDENDUM DATED AS OF ___________, ____
                  TO WELLINGTON PROPERTIES INVESTMENTS, L.P.
                       AGREEMENT OF LIMITED PARTNERSHIP

     This Addendum to Wellington Properties Investments, L.P. Agreement of Limited Partnership dated as of ___________, ____ (the "Addendum"), which Addendum is incorporated into and an amendment of (pursuant to Section 14.1.B(2) thereof) that certain Wellington Properties Investments, L.P. Agreement of Limited Partnership dated as of _________, 1998 (the "Partnership Agreement"), is executed and delivered by the undersigned. As of the date hereof, the undersigned designated as an Additional Partner is admitted as a Limited Partner of the Partnership, and by said undersigned's execution and delivery hereof, said undersigned agrees to be bound by the terms and provisions of the Partnership Agreement, including, without limitation, those set forth in Section
15.12 thereof. The number of [Common] [Preferred] Units issued as of the date hereof to the undersigned designated as an Additional Partner is shown opposite such Additional Partner's signature below. Attachment 1 to this Addendum sets forth the Agreed Value of all Contributed Property (on an asset-by-asset basis) contributed to the Partnership by the Additional Partner. [The series, and corresponding rights and designations, of the Preferred Units are as described on Attachment 2 hereto, which rights and designations will be incorporated into
Schedule 4.2 of the Partnership Agreement.] All terms used herein and not otherwise defined shall have the meanings given them in the Partnership Agreement.

                                GENERAL PARTNER
                                ---------------

                                WELLINGTON PROPERTIES TRUST, a Maryland real estate investment trust


                                By:_________________________________
                                Name:
                                Title:


                                ADDITIONAL PARTNER
                                ------------------

                                [__________________________________]


________ [COMMON] [SERIES_____
PREFERRED]  Units               By:_______________________________
                                Name:
                                Title:

                                Social Security or Federal/Employer ID Number:

                                Address:


                                [Attachments 1 [and 2] to be supplied]

                                   Exhibit E


--------------------------------------------------------------------------------


                      MASTER REGISTRATION RIGHTS AGREEMENT

                          Dated as of August 31, 1998

                                       of

                          Wellington Properties Trust

                               for the benefit of

                  CERTAIN HOLDERS OF LIMITED PARTNERSHIP UNITS

                                       of

                    Wellington Properties Investments, L.P.


--------------------------------------------------------------------------------

                      MASTER REGISTRATION RIGHTS AGREEMENT
                      ------------------------------------



          THIS MASTER REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of August 31, 1998, by Wellington Properties Trust, a Maryland real estate investment trust (the "Company"), for the benefit of Person(s) (as hereinafter defined) identified from time to time in Schedule 1 to one or more Supplemental Registration Rights Agreements (each, a "Supplement"), substantially in the form of Exhibit A hereto, entered into by the Company and such Persons.

          WHEREAS, the Company is the sole general partner of Wellington Properties Investments, L.P. (the "Partnership"), which is engaged in the business of owning, managing, acquiring and developing primarily office, retail, industrial, and residential apartment properties (collectively with any other properties owned, managed, acquired, or developed by the Partnership from time to time, "Properties");

          WHEREAS, the Partnership anticipates acquiring from time to time additional Properties or contract rights to acquire additional Properties in transactions (the "Contributions") in which all or a portion of the consideration to be paid by the Partnership will consist of Units (as hereinafter defined);

          WHEREAS, pursuant to the Partnership Agreement (as hereinafter defined) Units are, under certain circumstances, redeemable for Shares (as hereinafter defined) of the Company;

          WHEREAS, the Company desires to provide certain registration rights with respect to Shares for the benefit of Persons receiving Units in connection with Contributions and the successors and assigns of such Persons (collectively, the "Holders");

          NOW, THEREFORE, the Company for the benefit of the Holders agrees as follows:

SECTION 1.  Definitions.

     As used in this Agreement, the following capitalized defined terms shall have the following meanings:

          Exchange Act: The Securities Exchange Act of 1934, as amended from time to time.

          Exclusion Notice: As defined in Section 2(c).

          Holder or Holders: As set forth in the preamble.

          Holder Group: The Person(s) identified in Schedule 1 to a particular Supplement, and their successors and assigns.

          Majority Holders: At any time, Holders of Registrable Securities and Units then redeemable for Registrable Securities who, if all such Units were so redeemed, would then hold a majority of the Registrable Securities.

          Partnership Agreement: The Limited Partnership Agreement of the Partnership, dated August 31, 1998, as amended from time to time.

          Person: Any individual, partnership, corporation, trust or other entity.

          Prospectus: A prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any Prospectus Supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and including post-effective amendments, in each case including all material incorporated by reference therein.

          Prospectus Supplement: A prospectus supplement to a Prospectus contained in a Shelf Registration Statement that has already been declared effective.

          Registrable Securities: The Shares, excluding (i) Shares that have been disposed of under a Shelf Registration Statement or any other effective registration statement, (ii) Shares that have been issued to the Holder pursuant to an effective registration statement, (iii) Shares sold or otherwise transferred pursuant to Rule 144 under the Securities Act, (iv) Shares that are held by Holders who are not affiliates of the Company that are eligible for sale pursuant to Rule 144(k) under the Securities Act, and (v) Shares held by each Holder who is an affiliate of the Company if all of such Shares are eligible for sale pursuant to Rule 144 under the Securities Act and could be sold in one transaction in accordance with the volume limitations contained in Rule 144(e)(1)(i) under the Securities Act.

          Registration Expenses: Any and all expenses incident to the performance of, or compliance with, this Agreement, including, without limitation: (i) all SEC or stock exchange registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualification of any of the Registrable Securities and the preparation of a Blue Sky Memorandum), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing Registration Statements, Prospectuses, certificates and other documents relating to the performance of and compliance with this Agreement,
(iv) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Securities on any securities exchange or exchanges pursuant to Section 3(k) hereof, and (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company. Notwithstanding anything to the contrary set forth in the preceding sentence, Registration Expenses shall specifically exclude underwriting discounts and commissions, brokerage or dealer fees, the fees and disbursements of counsel, accountants or other representatives of a selling Holder, and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a selling Holder, all of which shall be borne by such Holder in all cases.

          Registration Statement: A registration statement of the Company and any other entity required to be a registrant with respect to such registration statement pursuant to the requirements of the Securities Act, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          SEC: The Securities and Exchange Commission.

          Securities Act: The Securities Act of 1933, as amended from time to time.

          Shares: Common shares, $.01 par value, of the Company issued to Holders of Units upon redemption of their Units pursuant to the Partnership Agreement.

          Shelf Registration: A registration required to be effected pursuant to Section 2(a) hereof.

          Shelf Registration Statement: A Registration Statement on Form S-3, or any successor form thereto, covering the sale of Registrable Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC.

          Units: Limited partnership interests in the Partnership issued to the Holders in connection with the Contributions.

SECTION 2.  Registration Under the Securities Act.

          (a) Filing of Shelf Registration Statement. Provided that such Holder has not delivered an Exclusion Notice to the Company and has timely provided the information requested by the Company pursuant to Section 2(c), the Company shall, not later than the "Required Filing Date" specified in the Supplement to which a Holder is a party, cause to be filed, in accordance with the terms hereof but subject to Section 2(b), a Shelf Registration Statement or a Prospectus Supplement providing for the sale by such Holder of the Registrable Securities for which such Holder's New Units (as defined in the applicable Supplement) are redeemable. If a Shelf Registration Statement is to be filed, the Company will use its reasonable, diligent and good faith efforts to cause such Shelf Registration Statement to be declared effective by the SEC as soon as reasonably practicable if it is not then effective. The Company agrees to use its reasonable, diligent and good faith efforts to keep a Shelf Registration Statement covering the sale of each Holder's Registrable Securities continuously effective under the Securities Act for a period expiring on the earlier of (i) the date on which the aggregate market value of all outstanding Registrable Securities covered by a Supplement and held by a beneficiary of this Agreement (assuming for this purpose that all Units then held by Holders were redeemed for Shares) becomes less than $5,000,000 and (ii) the date on which (A) all Shares that Holders that are unaffiliated with the Company have the right to obtain upon redemption of their Units, in the opinion of counsel for the Company, which counsel shall be reasonably acceptable to such Holders, are eligible for sale pursuant to Rule 144(k) under the

Securities Act and (B) all Shares that Holders that are affiliated with the Company have the right to obtain upon redemption of their Units, in the opinion of counsel for the Company, which counsel shall be reasonably acceptable to such Holders, are eligible for sale pursuant to Rule 144 under the Securities Act and could be sold in one transaction in accordance with the volume limitations contained in Rule 144(e)(1)(i) under the Securities Act. Subject to Section 3(i), the Company further agrees to supplement or amend each Shelf Registration Statement, if and as required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for Shelf Registration.

          (b) Alternate Registration Procedures. Notwithstanding anything to the contrary set forth in Section 2(a), if the Company shall not be eligible to effect a Shelf Registration pursuant to Section 2(a) because the condition set forth in clause 3 or clause 5 of General Instruction I(A) to Form S-3 (or any corresponding condition applicable under any successor form) is not satisfied, it shall so notify promptly all Holders for which it will not be able to file a Shelf Registration Statement or a Prospectus Supplement by the applicable Required Filing Date (such Holders, the "Affected Holders", and the Registrable Securities which were to be included in such Shelf Registration Statement or Prospectus Supplement, the "Affected Securities"). Thereafter, the Company agrees to prepare and file with the SEC, within 120 days after it receives a written request for the filing of such a registration statement from Affected Holders holding (or who would hold, after redemption of Units) Affected Securities with an aggregate market value of greater than $10,000,000, a registration statement on any available form covering the sale by the Affected Holders of Affected Securities in accordance with the terms hereof and will use its reasonable, diligent and good faith efforts to cause such registration statement to be declared effective by the SEC as soon as reasonably practicable and use its reasonable, diligent and good faith efforts to keep such registration statement continuously effective under the Securities Act for a period of 90 days following its effective date. The Company may terminate any such Registration Statement (or, if applicable, be relieved of its obligation to file any such Registration Statement) at such time as any new Shelf Registration Statement shall be available for the purposes set forth in Section 2(a).

          (c) Inclusion of Holder in Registration Statement. Prior to filing a Registration Statement or a Prospectus Supplement identifying a Holder as a selling shareholder, the Company will send such Holder a notice (1) indicating its intent to make such a filing, (2) requesting such information from the Holder as the Company reasonably believes is required in connection with such filing (including the proposed method of distribution by such Holder) and (3) indicating that the Holder may elect, by notice (each, an "Exclusion Notice") to the Company, not to be named in the Registration Statement or Prospectus Supplement, as applicable, to be filed. If a Holder does not provide the requested information within 14 days after request therefor given in accordance with Section 7(b) or delivers an Exclusion Notice, such Holder shall not be entitled to use any Prospectus prepared by the Company in connection with the sale of any Registrable Securities until the later of (i) ten business days after receipt by the Company from the Holder of the information requested in such notice from the Company, and (ii) the effective date of the applicable Registration

Statement under the Securities Act, in each case subject to the other requirements of and limitations set forth in this Agreement.

          (d) Registration of Redemption. In lieu of complying with Sections 2(a) and 2(b) hereof, the Company may, in its sole discretion, elect to file a Registration Statement prior to the applicable Required Filing Date (or at any time thereafter) that registers the issuance to one or more Holders of Shares (as opposed to the resale of such Shares by such Holder(s)). If the Company so elects, it will use its reasonable, diligent and good faith efforts to cause such Registration Statement to be declared effective by the SEC as soon as reasonably practicable after filing and to keep such Registration Statement continuously effective under the Securities Act until such time as the aggregate market value of all Shares for which such registrations have been effected and which remain unissued is less than $5,000,000, and further agrees to supplement or amend each such Registration Statement if and as required by the rules, regulations or instructions applicable to the registration form used by the Company for such Registration Statement or by the Securities Act or by any other rules and regulations thereunder. If the Company makes an election under this
Section 2(d), it shall be relieved of its obligations under Sections 3(a), 3(b) (except 3(b)(ii)), 3(c), 3(h), 3(j) and 3(l), and any continuing obligations in
Section 3 shall be deemed modified as appropriate to apply only to the issuance of Shares to Holders.

SECTION 3.  Registration Procedures.

     In connection with the Company's obligations under Section 2 hereof, the Company shall:

          (a) for each Holder Group, prepare and file with the SEC, within the time period referenced in Section 2 hereof, a Registration Statement or Prospectus Supplement, as appropriate, which Registration Statement or Prospectus Supplement and related Prospectus (i) shall be available for the sale by such Holders of the Registrable Securities attributable to the New Units (as defined in the applicable Supplement) in accordance with the intended method or methods of distribution thereof as communicated to the Company by such Holders and (ii) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith.

          (b) for each Holder Group, (i) prepare and file with the SEC such amendments, post-effective amendments and supplements to the applicable Registration Statement, and any Prospectus contained therein, as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement in accordance with the intended method or methods of distribution thereof as communicated to the Company by such Holders; (ii) respond promptly to any comments received from the SEC with respect to the applicable Registration Statement, or any amendment, post-effective amendment or supplement relating thereto; and (iii) otherwise comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the applicable Registration Statement during the applicable period in accordance with the intended method or methods of distribution thereof as communicated to the Company by the applicable Holders. The Company shall have seven business days to prepare and file any such amendment or supplement, or such longer period as is reasonably necessary if such preparation and filing are not commercially practicable within seven business days, after receipt of a notice from a Holder containing information giving rise to the need to file any such amendment or supplement. Notwithstanding anything to the contrary contained herein, the Company shall not be required to take any of the actions described in clauses (i) and (ii) above with respect to a Holder unless such Holder shall have provided all information and documents reasonably requested by the Company in connection with such actions.

          (c) furnish to each Holder, without charge, as many copies of each applicable Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder may reasonably request, in order to facilitate the public sale or other disposition of such Holder's Registrable Securities; the Company consents to the use of such Prospectus, including such preliminary Prospectus, by each such Holder in connection with the offering and sale of the Registrable Securities covered by such Prospectus or the preliminary Prospectus.

          (d) use its reasonable, diligent and good faith efforts to register or qualify each Holder's Registrable Securities, not later than the First Sale Date specified in the Supplement to which the Holder is a party, under all applicable state securities or "blue sky" laws of such jurisdictions as such Holder shall reasonably request in writing, keep each such registration or qualification effective during the period the applicable Registration Statement is required to be kept effective or during the period offers or sales are being made by such Holder, whichever is shorter, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Holder's Registrable Securities; provided, however, that the Company shall not be required (i) to qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not be required so to qualify or register but for this Section 3(d), (ii) to subject itself to taxation in any such jurisdiction or (iii) to submit to the general service of process in any such jurisdiction.

          (e) notify each Holder of Registrable Securities when the Registration Statement applicable to such Holder has become effective and, if requested by any Holder, confirm in writing (i) when any post-effective amendments and supplements to the Registration Statement applicable to such Holder become effective, (ii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of the Registration Statement applicable to such Holder or the initiation of any proceedings for that purpose, (iii) if the Company receives any notification with respect to the suspension of the qualification of such Holder's Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose and
(iv) of the happening of any event during the period the Registration Statement applicable to such Holder is effective as a result of which (A) such Registration Statement contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (B) the applicable Prospectus, as then amended or supplemented, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (f) for each Holder Group, use its reasonable, diligent and good faith efforts to obtain the withdrawal of any order suspending the effectiveness of the applicable Registration Statement at the earliest possible moment.

          (g) upon request, furnish to each Holder of Registrable Securities, without charge, at least one conformed copy of the applicable Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested).

          (h) cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and, once sold, not bearing any Securities Act legend, and, as soon as practicable prior to any sale of Registrable Securities, enable certificates for such Registrable Securities to be issued for such numbers of shares and registered in such names as the selling Holders may reasonably request.

          (i) for each Holder, provided that such Holder has provided all information and documents reasonably requested by the Company, upon the occurrence of any event contemplated by Section 3(e)(iv) hereof, use its reasonable, diligent and good faith efforts promptly to prepare and file a supplement or prepare, file and obtain effectiveness of a post-effective amendment to the applicable Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (j) make available for inspection by the Holders of Registrable Securities and any counsel or accountant retained by such Holders, all financial and other records, pertinent corporate documents and properties of the Company, and cause the respective officers, directors and employees of the Company to supply all information reasonably requested (not including any document incorporated by reference in such Registration Statement) by any such Holders, counsel or accountant in connection with the applicable Registration Statement; provided, however, that such records, documents or information which the Company determines in good faith to be confidential, and notifies such Holders, counsel or accountants in writing that such records, documents or information are confidential, shall not be disclosed by the representatives, counsel or accountants unless (i) the disclosure of such records, documents or information is necessary to avoid or correct a material misstatement or omission in such Registration Statement, (ii) the release of such records, documents or information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) such records, documents or information have been generally made available to the public otherwise than in violation of this Agreement.

          (k) use its reasonable, diligent and good faith efforts to cause all Shares to be listed on any securities exchange on which similar securities issued by the Company are then listed.

          (l) use its reasonable, diligent and good faith efforts to cause the Registrable Securities covered by each Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the applicable Holders to consummate the disposition of such Registrable Securities.

          (m) pay all Registration Expenses in connection with the filing of any Registration Statement; provided, however, that each Holder shall pay all underwriting discounts and commissions, brokerage or dealer fees, fees and disbursements of counsel, accountants or other representatives of such Holder and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities, be it pursuant to any Registration Statement, Rule 144 under the Securities Act or otherwise.

     The Company may require each Holder of Registrable Securities to furnish to the Company in writing such information regarding the proposed distribution by such Holder of such Registrable Securities as the Company may from time to time reasonably request in writing.

     Notwithstanding anything to the contrary contained in this Agreement or in any Supplement, the Company shall have no obligation to enter into any underwriting or other agreement or incur any expenses of counsel, accountants or otherwise, in connection with any underwritten offering by any Holder of its Registrable Securities (except in connection with the fulfillment of its obligations hereunder), regardless of whether any such offering includes securities of other Persons.

SECTION 4.  Restrictions on Public Sale by Holders of Registrable Securities.

     Each Holder agrees with the Company that:

          (a) If the Company determines in its good faith judgment, after consultation with counsel, that the filing of a Registration Statement or the taking of any other action under Section 2 hereof or the use of any Prospectus would require the disclosure of important information which the Company has a bona fide business purpose for preserving as confidential or the disclosure of which would impede the Company's ability to consummate a significant transaction, upon written notice of such determination by the Company, the rights of the Holders to offer, sell or distribute any Registrable Securities pursuant to a Registration Statement or Prospectus or to require the Company to take action with respect to the registration or sale of any Registrable Securities pursuant to a Registration Statement (including any action contemplated by Section 3 hereof) will be suspended until the date upon which the Company notifies the Holders in writing that suspension of such rights for the grounds set forth in this Section 4(a) is no longer necessary; provided, however, that the

Company may not suspend such rights for an aggregate period of more than 90 days in any 12-month period.

          (b) In the case of the registration of any underwritten equity offering proposed by the Company (other than any registration by the Company on Form S-8, or a successor or substantially similar form, of (i) an employee stock option, stock purchase or compensation plan or of securities issued or issuable pursuant to any such plan or (ii) a dividend reinvestment plan), each Holder agrees, if requested in writing by the managing underwriter or underwriters administering such offering, not to effect any offer, sale or distribution of Registrable Securities (or any option or right to acquire Registrable Securities) (each, a "Transfer") during the period commencing on the 10th day prior to the expected effective date (which date shall be stated in such notice) of the registration statement covering such underwritten primary equity offering or, if such offering shall be a "take-down" from an effective shelf registration statement, the 10th day prior to the expected commencement date (which date shall be stated in such notice) of such offering, and ending on the date specified by such managing underwriter in such written request to such Holder; provided, however, that no Holder shall be required to agree not to Transfer its Registrable Securities for a period of time which is longer than the period of time for which the President of the Company is required so to agree in connection with such offering. Nothing in this Section 4(b) shall be read to limit the ability of any Holder to redeem its Units for Shares in accordance with the Partnership Agreement.

          (c) In the event that any Holder uses a Prospectus in connection with the offering and sale of Registrable Securities covered by such Prospectus, such Holder will use only the latest version of such Prospectus provided to it by the Company.

          (d) In connection with and as a condition to the Company's obligations under Sections 2 and 3 hereof, (i) such Holder will not offer or sell its Registrable Securities under the applicable Registration Statement unless it has received copies of the applicable Prospectus or any supplemented or amended Prospectus contemplated by Section 3(b) hereof and receives notice that any post-effective amendment has become effective; (ii) upon receipt of any notice from the Company of the happening of any event of the kind described in
Section 3(e)(iv) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the applicable Registration Statement until such Holder receives copies of the supplemented or amended Prospectus contemplated by Section 3(i) hereof and receives notice that any post-effective amendment has become effective, and, if so directed by the Company, such Holder will deliver to the Company (at the expense of the Company) all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice; (iii) such Holder and any of its partners, officers, directors, trustees or affiliates, if any, must comply with the provisions of Regulation M under the Exchange Act, or any successor regulations, as applicable to them in connection with the sales of Registrable Securities pursuant to the Shelf Registration Statement; and (iv) such Holder and any of its partners, officers, directors, trustees or affiliates, if any, must enter into such written agreements as the Company shall reasonably request to ensure compliance with clause (iii) above.

SECTION 5.  Indemnification; Contribution.

          (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Holder and its officers and directors and each Person, if any, who controls any Holder within the meaning of Section 15 of the Securities Act as follows:

          (i) against any and all losses, liabilities, claims, damages and expenses whatsoever, as incurred, arising out, or based upon, of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement under which such Registrable Securities were registered under the Securities Act, any preliminary Prospectus, final Prospectus or summary Prospectus contained therein, or any amendment or supplement thereto or any documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all losses, liabilities, claims, damages and expenses whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

          (iii) against any and all expenses whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clause (i) or (ii) above;

provided, however, that the indemnity provided pursuant to this Section 5(a) does not apply to any Holder (or its officers, directors and controlling persons) with respect to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission (A) contained in any preliminary Prospectus, final Prospectus or summary Prospectus (each, an "Original Document") if such untrue statement or omission or alleged untrue statement or omission (each a "Statement") was corrected in a subsequent preliminary Prospectus, final Prospectus or summary Prospectus delivered to such Holder prior to the use of the Original Document giving rise to the loss, liability, claim, damage or expense; or (B) made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in a Registration Statement (or any amendment thereto) or any Prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Holder or its officers and directors or any such controlling person and shall survive the transfer of such securities by any Holder.

          (b) Indemnification by Holders. Each Holder severally agrees to indemnify and hold harmless the Company and the other selling Holders, and each of their respective directors and officers (including each director and officer of the Company who signed the Registration Statement), and each person, if any, who controls the Company or any other selling Holder within the meaning of
Section 15 of the Securities Act, to the same extent as the indemnity contained in Section 5(a) hereof (except that any settlement described in Section 5(a)(ii) shall be effected with the written consent of such Holder), but only insofar as such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or omission, or alleged untrue statement or omission, made in a Registration Statement (or any amendment thereto) or any Prospectus in reliance upon and in conformity with written information furnished to the Company by such selling Holder expressly for use in a Registration Statement (or any amendment thereto) or such Prospectus. In no event shall the liability of any Holder under this Section 5(b) be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          (c) Indemnification Proceedings. Each indemnified party shall give reasonably prompt notice to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure so to notify an indemnifying party (i) shall not relieve it from any liability which it may have under the indemnity agreement provided in Section 5(a) or (b) unless and to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party results in the forfeiture by the indemnifying party of substantial rights or defenses and (ii) shall not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided under Section 5(a) or
(b). If the indemnifying party so elects within a reasonable time after receipt of such notice, the indemnifying party may assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by the indemnifying party; provided, however, that, if such indemnified party or parties reasonably determine that a conflict of interest exists where it is advisable for such indemnified party or parties to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to them which are different from or in addition to those available to the indemnifying party, then the indemnifying party shall not be entitled to assume such defense and the indemnified party or parties in the aggregate shall be entitled to one separate counsel at the indemnifying party's expense. If an indemnifying party is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this Section 5(c), the indemnifying party or parties will pay the reasonable fees and expenses of counsel for the indemnified party or parties. In such event however, no indemnifying party will be liable for any settlement effected without the written consent of such indemnifying party. If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, such indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action or proceeding.

          (d) Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section 5 is for any reason held to be unenforceable although applicable in accordance with its terms, the Company and the selling Holders shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and the selling Holders, in such proportion as is appropriate to reflect the relative fault of and benefits to the Company on the one hand and the selling Holders on the other (in such proportions that the selling Holders are severally, not jointly, responsible for the balance), in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The relative benefits to the indemnifying party and indemnified parties shall be determined by reference to, among other things, the total proceeds received by the indemnifying party and indemnified parties in connection with the offering to which such losses, liabilities, claims, damages or expenses relate. The relative fault of the indemnifying party and indemnified parties shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or the indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action.

     The Company and the Holders agree that it would not be just or equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such selling Holder were offered to the public exceeds the amount of any damages which such selling Holder is otherwise required to pay by reason of such untrue statement or omission.

     Notwithstanding the foregoing, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5(d), each Person, if any, who controls a Holder within the meaning of Section 15 of the Securities Act and directors and officers of a Holder shall have the same rights to contribution as such Holder, and each director of the Company, each officer of the Company who signed the Shelf Registration Statement and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

SECTION 6.  Rule 144 Sales.

          (a) The Company covenants that, from and after the date hereof, it will file the reports required to be filed by the Company as referenced in Rule 144(c) promulgated under the Securities Act.

          (b) In connection with any sale by any Holder of any Registrable Securities pursuant to Rule 144 under the Securities Act, the Company shall cooperate with such Holder to facilitate the timely preparation and delivery after such sale of certificates representing

Registrable Securities and not bearing any Securities Act legend, and enable certificates for such Registrable Securities to be for such number of shares and registered in such names as the selling Holders may reasonably request as soon as practicable prior to any sale of Registrable Securities. The Company's obligation set forth in the previous sentence shall be subject to the delivery, if reasonably requested by the Company or its transfer agent, by counsel to such Holder, in form and substance reasonably satisfactory to the Company and its transfer agent, of an opinion that such Securities Act legend need not appear on such certificate.

SECTION 7.  Miscellaneous.

          (a) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company and Holders constituting Majority Holders; provided, however, that no amendment, modification or supplement or waiver or consent to the departure with respect to the provisions of Sections 2, 3, 4, 5, 6 or 7(a) hereof or the definition of Registrable Securities that would materially impair the rights of any Holder under such provisions, shall be effective as against any Holder unless consented to in writing by such Holder. Notice of any amendment, modification or supplement to this Agreement adopted in accordance with this Section 7(a) shall be provided by Company to each holder of Registrable Securities or Units redeemable for Registrable Securities at least ten (10) days prior to the effective date of such amendment, modification or supplement.

          (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail, telex, telecopier or any courier guaranteeing overnight delivery, (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 7(b), which address initially is, with respect to each Holder, the address set forth in the Partnership Agreement, or (ii) if to the Company, at 18650 West Corporate Drive, Suite 300, Brookfield, Wisconsin, 53045, Attention: President.

          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; or at the time delivered if delivered by an air courier guaranteeing overnight delivery.

          (c) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the Company and the Holders, including without limitation and without the need for an express assignment, subsequent Holders. If any successor, assignee or transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be entitled to receive the benefits hereof and shall be conclusively deemed to have agreed to be bound by all of the terms and provisions hereof.

          (d) Headings. The headings in this Agreement are for the convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (e) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PROVISIONS THEREOF.

          (f) Specific Performance. The Company and the Holders acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that the Company and each Holder, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of another under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

          (g) Limitation of Liability of Shareholders and Officers of the Company. Any obligation or liability whatsoever of the Company that may arise at any time under this Agreement, or any obligation or liability that may be incurred by it pursuant to any other instrument, transaction, or undertaking contemplated hereby, shall be satisfied, if at all, out of the Company's assets only. No such obligation or liability, other than this Agreement as it relates to each of the Holders, shall be personally binding upon, nor shall resort for the enforcement thereof be had to, the property of any of its shareholders, trustees, officers, employees, or agents (solely as a result of their status as shareholders, trustees, officers, employees, or agents), regardless of whether such obligation or liability is in the nature of contract, tort, or otherwise. Notwithstanding the foregoing, this Section 7(g) shall not in any way affect or limit any obligation or liability of any Holder under this Agreement.

     IN WITNESS WHEREOF, the undersigned has executed this Master Registration Rights Agreement as of the date first above written.

                                   WELLINGTON PROPERTIES TRUST


                                   By:/s/ Arnold K. Leas
                                      ---------------------------------
                                      Name:  Arnold K. Leas
                                      Title: President

                                   Exhibit A
                                   ---------

                   Supplemental Registration Rights Agreement
                   ------------------------------------------



          This Supplemental Registration Rights Agreement (the "Supplement") is supplemental to that certain Master Registration Rights Agreement (the "Agreement"), dated as of ____________________, 1998, of Wellington Properties Trust (the "Company"), and is made as of [insert date], by and among the Company and the other Persons executing this Supplement (the "New Holders").
Capitalized terms used herein without definition shall have the meanings set forth in the Agreement.

          1. Status as Holders. From and after the date hereof, the New Holders shall be deemed to be Holders under the Agreement with respect to the Units identified on Schedule 1 hereto (the "New Units").

          2. Certain Definitions. When used with respect to the New Units or the Holders of the New Units, the following terms used in the Agreement shall have the indicated meanings:

          First Sale Date: [insert the date on which the New Holders will first be allowed to sell Registrable Securities (i.e., the end of any lock-up period)].

          Required Filing Date: [insert date] or, if later, the day after the date on which expires any "lock-up" or similar agreement made by the Company with any underwriter in connection with an underwritten public offering of equity securities of the Company, which agreement is in effect on such first date.

          3. Effect of Other Supplements. Unless otherwise explicitly set forth therein, the New Holders shall not have any rights under any other supplemental registration rights agreement or similar agreement entered into by the Company pursuant to the Agreement.

[Insert here any transaction-specific terms]

          4. Entire Agreement. This Supplement together with the Agreement is intended by the parties to be a complete and exclusive statement of the agreement and understanding of the parties in respect of the subject matter contained herein and therein. This Supplement together with the Agreement supersedes all prior agreements and understandings of the Company and the New Holders with respect to such subject matter.

          5. Counterparts. This Supplement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Supplement to the Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Supplement as of the date set forth above.

                                     WELLINGTON PROPERTIES TRUST


                                    By:_________________________________
                                       Name:
                                       Title:

                                    Insert signature blocks for Holders


                          [SCHEDULE 1 TO BE ATTACHED]

                                 SCHEDULE 4.2

     Preferred Unit Terms to be supplied by General Partner with respect to Preferred Units, if any, issued by the Partnership pursuant to Section 4.2.A(i) hereof.

                                                                       EXHIBIT D
                                                                       ---------

                               [FORM OF WARRANT]

THIS WARRANT AND ANY SECURITIES ACQUIRED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS. THIS WARRANT AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THIS WARRANT AND IN THE REGISTRATION RIGHTS AGREEMENT, DATED AS OF _____________, BETWEEN WELLINGTON PROPERTIES TRUST AND THE INITIAL HOLDER OF THIS WARRANT, A COPY OF WHICH WILL BE MADE AVAILABLE BY WELLINGTON PROPERTIES TRUST UPON REQUEST.

                          WELLINGTON PROPERTIES TRUST

                         COMMON SHARE PURCHASE WARRANT

No. W-2                                                            _______, l998

                                                    Warrant to Purchase ________
                                                                   Common Shares

     WELLINGTON PROPERTIES TRUST, a Maryland real estate investment trust (the "Company"), for value received, hereby certifies that _________________________, or registered assigns (the "Holder"), is entitled to purchase from the Company ________ duly authorized, validly issued, fully paid and nonassessable common shares of beneficial interest, par value $0.0l per share, of the Company (the "Common Shares"), at a purchase price of $______ per share, at any time or from time to time prior to 5:00 P.M., Milwaukee, Wisconsin time, on ________, 2008 (or such later date as may be determined pursuant to Section 21) (the "Expiration Date"), all subject to the terms, conditions and adjustments set forth below in this Warrant.

     This Warrant is one of the Common Share Purchase Warrants (collectively, the "Warrants", such term to include any such warrants issued in substitution therefor) originally issued pursuant to the terms of a certain Warrant Subscription Agreement, dated as of the date hereof, between the Company and the Holder (the "Subscription Agreement"). The Warrants originally so issued evidence rights to purchase an aggregate of 1,000,000 Common Shares subject to adjustment as provided herein and in the other Warrants. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned such terms in the Subscription Agreement.

     1. DEFINITIONS. As used herein, unless the context otherwise requires, the following terms shall have the meanings set forth below:

     "Acquiring Person" shall mean, with reference to the transactions referred to in clauses (a) through (d) of Section 4.1, the continuing or surviving corporation of a consolidation or merger with the Company (if other than the Company), the transferee of substantially all of the properties of the Company, the corporation consolidating with or merging into the Company in a consolidation or merger in connection with which the Common Shares is changed into or exchanged for shares or other securities of any other Person or cash or any other property, or, in the case of a capital reorganization or reclassification, the Company.

     "Acquisition Price" shall mean, as applied to the Common Shares, (a) the Market Price on the date immediately preceding the date on which any transaction to which Section 4 applies is consummated, or (b) if a purchase, tender or exchange offer is made by the Acquiring Person (or by any of its affiliates) to the holders of the Common Shares and such offer is accepted by the holders of more than 50% of the outstanding shares of Common Shares, the greater of (i) the price determined in accordance with the provisions of the foregoing clause (a) of this sentence and (ii) the Market Price on the date immediately preceding the acceptance of such offer by the holders of more than 50% of the outstanding shares of Common Shares.

     "Business Day" shall mean any day other than a Saturday or a Sunday or a day on which commercial banking institutions in the City of New York are authorized by law to be closed. Any reference to "days" (unless Business Days are specified) shall mean calendar days.

     "Commission" shall mean the Securities and Exchange Commission or any successor agency having jurisdiction to enforce the Securities Act.

     "Common Shares" shall have the meaning assigned to it in the introduction to this Warrant, such term to include any shares into which such Common Shares shall have been changed or any shares resulting from any reclassification of such Common Shares, and all other shares of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

     "Company" shall have the meaning assigned to it in the introduction to this Warrant, such term to include any corporation or other entity which shall succeed to or assume the obligations of the Company hereunder in compliance with
Section 4.

     "Current Market Price" shall mean, on any date specified herein, the average of the daily Market Price during the 10 consecutive trading days commencing 15 trading days before such date, except that, if on any such date the Common Shares are not listed or admitted for trading on any national securities exchange or quoted in the over-the-counter market, the Current Market Price shall be the Market Price on such date.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations thereunder, or any successor statute.

     "Expiration Date" shall have the meaning assigned to it in the introduction to this Warrant.

     "Fair Value" shall mean, on any date specified herein (i) in the case of cash, the dollar amount thereof, (ii) in the case of a security, the Current Market Price, and (iii) in all other cases, the higher of (A) the fair value thereof determined by any firm of independent public accountants of recognized standing selected by the Board of Trustees of the Company as of the last day of any month ending within 60 days preceding the date as of which the determination is to be made, and (B) the fair value thereof (as of a date which is within 20 days of the date as of which the determination is to be made) determined in good faith by the Board of Trustees of the Company.

     "Holder" shall have the meaning assigned to it in the introduction to this Warrant.

     "Market Price" shall mean, on any date specified herein, the amount per Common Share, equal to (i) the last reported sale price of such Common Shares, regular way, on such date or, in case no such sale takes place on such date, the average of the closing bid and asked prices thereof regular way on such date, in either case as officially reported on the principal national securities exchange on which such Common Shares are then listed or admitted for trading, (ii) if such Common Shares are not then listed or admitted for trading on any national securities exchange but is designated as a national market system security by the NASD, the last reported trading price of the Common Shares on such date,
(iii) if there shall have been no trading on such date or if the Common Shares are not so designated, the average of the closing bid and asked prices of the Common Shares on such date as shown by the NASD automated quotation system, or
(iv) if such Common Shares are not then listed or admitted for trading on any national exchange or quoted in the over-the-counter market, the fair value thereof (as of a date which is within 20 days of the date as of which the determination is to be made) determined in good faith jointly by the Company and the Holder; provided, however, that if such parties are unable to reach agreement within a reasonable period of time, the Market Price shall be determined in good faith by an independent investment banking firm selected jointly by the Company and the Holder or, if that selection cannot be made within ten days, by an independent investment banking firm selected by the American Arbitration Association in accordance with its rules, and provided further, that the Company shall pay all of the fees and expenses of any third parties incurred in connection with determining the Market Price.

     "Market Value" shall mean, with respect to a share of common stock (or equivalent equity interests) of the Acquiring Person or its Parent on any date specified herein, (a) the average of the last sale prices, regular way, on the 20 consecutive trading days immediately preceding such date or, if there shall have been no sale on any such day, the average of the closing bid and asked prices on such date, in each case as officially reported on the principal national securities exchange on which such common stock is at the time listed or admitted to trading, or (b) if such common stock is not then listed or admitted to trading on any national securities exchange, but is designated as a national market system security by the NASD, the last trading price of the common stock on such date, or if there shall have been no trading on such date or if the common stock is not so designated, the average of the reported closing bid and asked prices on such 20 days as shown by the NASD automated quotation system.

     "NASD" shall mean the National Association of Securities Dealers, Inc.

     "Other Securities" shall mean any shares of beneficial interest (other than Common Shares) and other securities of the Company or any other Person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Shares, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Shares or Other Securities pursuant to Section 4 or otherwise.

     "Parent" shall mean, as to any Acquiring Person, any corporation which (a) controls the Acquiring Person directly or indirectly through one or more intermediaries, (b) is required to include the Acquiring Person in the consolidated financial statements contained in such Parent's Annual Report on Form 10-K and (c) is not itself included in the consolidated financial statements of any other person (other than its consolidated subsidiaries).

     "Person" shall mean any individual, firm, partnership, corporation, trust, joint venture, association, joint stock company, limited liability company, unincorporated organization or any other entity or organization, including a government or agency or political subdivision thereof, and shall include any successor (by merger or otherwise) of such entity.

     "Subscription Agreement" shall have the meaning assigned to it in the introduction to this Warrant.

     "Purchase Price" shall mean initially $______ per share, subject to adjustment and readjustment from time to time as provided in Section 3, and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by Section 3.

     "Registration Rights Agreement" shall mean the Registration Rights Agreement dated as of _____ __, 1998, between the Company and the Holder.

     "Restricted Securities" shall mean (i) any Warrants bearing the applicable legend set forth in Section 10.1, (ii) any Common Shares (or Other Securities) issued or issuable upon the exercise of Warrants which are (or, upon issuance, will be) evidenced by a certificate or certificates bearing the applicable legend set forth in such Section, and (iii) any Common Shares (or Other Securities) issued subsequent to the exercise of any of the Warrants as a dividend or other distribution with respect to, or resulting from a subdivision of the outstanding Common Shares (or other Securities) into a greater number of shares by reclassification, stock splits or otherwise, or in exchange for or in replacement of the Common Shares (or Other Securities) issued upon such exercise, which are evidenced by a certificate or certificates bearing the applicable legend set forth in such Section.

     "Rights" shall have the meaning assigned to it in Section 3.6.

     "Securities Act" shall mean the Securities Act of 1933, as amended from time to time, and the rules and regulations thereunder, or any successor statute.

     "Warrants" shall have the meaning assigned to it in the introduction to this Warrant.

     2.  EXERCISE OF WARRANT.

          2.1.  Manner of Exercise; Payment of the Purchase Price.

          (a) This Warrant may be exercised by the Holder hereof, in whole or in part, at any time or from time to time after _______, 1999 and prior to the Expiration Date, by surrendering to the Company at its principal office this Warrant, with the form of Election to Purchase Shares attached hereto as Exhibit A (or a reasonable facsimile thereof) duly executed by the Holder and accompanied by payment of the Purchase Price for the number of Common Shares specified in such form.

          (b) Payment of the Purchase Price may be made as follows (or by any combination of the following): (i) in United States currency by cash or delivery of a certified check or bank draft payable to the order of the Company or by wire transfer to the Company, (ii) by cancellation of such number of Common Shares otherwise issuable to the Holder upon such exercise as shall be specified in such Election to Purchase Shares, such that the excess of the aggregate Current Market Price of such specified number of shares on the date of exercise over the portion of the Purchase Price attributable to such shares shall equal the Purchase Price attributable to the Common Shares to be issued upon such exercise, in which case such amount shall be deemed to have been paid to the Company and the number of shares issuable upon such exercise shall be reduced by such specified number, or (iii) by surrender to the Company for cancellation certificates representing Common Shares of the Company owned by the Holder (properly endorsed for transfer in blank) having a Current Market Price on the date of Warrant exercise equal to the Purchase Price.

          2.2. When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to, and the Purchase Price shall have been received by, the Company as provided in Section 2.1, and at such time the Person or Persons in whose name or names any certificate or certificates for Common Shares (or Other

Securities) shall be issuable upon such exercise as provided in Section 2.3 shall be deemed to have become the holder or holders of record thereof for all purposes.

          2.3.  Delivery of Share Certificates, etc.; Charges, Taxes and
Expenses.

          (a) As soon as practicable after each exercise of this Warrant, in whole or in part, and in any event within five Business Days thereafter, the Company shall cause to be issued in the name of and delivered to the Holder hereof or, subject to Section 10, as the Holder may direct,

               (i) a certificate or certificates for the number of Common Shares (or Other Securities) to which the Holder shall be entitled upon such exercise plus, in lieu of issuance of any fractional share to which the Holder would otherwise be entitled, if any, a check for the amount of cash equal to the same fraction multiplied by the Current Market Price per share on the date of Warrant exercise, and

               (ii) in case such exercise is for less than all of the Common
                    Shares purchasable under this Warrant, a new Warrant or Warrants of like tenor, for the balance of the Common Shares purchasable hereunder.

          (b) Issuance of certificates for Common Shares upon the exercise of this Warrant shall be made without charge to the Holder hereof for any issue or transfer tax or other incidental expense, in respect of the issuance of such certificates, all of which such taxes and expenses shall be paid by the Company.

          2.4. Company to Reaffirm Obligations. The Company shall, at the time of each exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if the Holder of this Warrant shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford such rights to the Holder.

     3.  ADJUSTMENT OF COMMON SHARES ISSUABLE UPON EXERCISE.

          3.1. Adjustment of Number of Shares. Upon each adjustment of the Purchase Price as a result of the calculations made in this Section 3, this Warrant shall thereafter evidence the right to receive, at the adjusted Purchase Price, that number of Common Shares (calculated to the nearest one-hundredth) obtained by dividing (i) the product of the aggregate number of shares covered by this Warrant immediately prior to such adjustment and the Purchase Price in effect immediately prior to such adjustment of the Purchase Price by (ii) the Purchase Price in effect immediately after such adjustment of the Purchase Price.

          3.2.  Adjustment of Purchase Price for Dividends and Distributions.
In case the Company at any time or from time to time after the date hereof shall declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of other or other securities or property by way of dividend or spin-off, reclassification, recapitalization or similar corporate rearrangement) on the Common Shares other than (a) a regularly scheduled cash dividend (at a rate not in excess of 110% of the rate of the last regularly scheduled cash dividend theretofore paid), or (b) a dividend payable in Common Shares, pursuant to the Company's Dividend Reinvestment Program as in effect on the date hereof, provided that the cash dividend equivalent of such Common Share dividend does not exceed 110% of the rate of the last regularly scheduled cash dividend, or (c) a dividend of Rights referred to in Section 3.6 hereof, then, in each such case, subject to Section 3.4, the Purchase Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of any class of securities entitled to receive such dividend or distribution shall be reduced, effective as of the close of business on such record date to a price determined by multiplying such Purchase Price by a fraction:

          (x) the numerator of which shall be the Current Market Price in effect on such record date or, if the Common Shares trade on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading, less the Fair Value of such dividend or distribution applicable to one Common Share, and

          (y)  the denominator of which shall be such Current Market Price;

provided that, in the event that the amount of such dividend as so determined is equal to or greater than 10% of such Current Market Price or in the event that such fraction is less than 9/10ths, in lieu of the foregoing adjustment, adequate provision shall be made so that the Holder shall receive, upon Warrant exercise at the time such dividend or distribution is paid to the holders of the Common Shares, a pro rata share of such dividend based upon the maximum number of Common Shares at the time issuable to the Holder (determined without regard to whether the Warrant is exercisable at such time.)

          3.3. Adjustments for Stock Splits, Combinations, etc. In case the outstanding Common Shares shall be combined or consolidated, by reclassification or otherwise, into a lesser number of Common Shares, or increased into a greater number of Common Shares by way of a stock split, then the Purchase Price in effect immediately prior to such combination, consolidation or split shall, concurrently with the effectiveness of such combination, consolidation or split, be proportionately increased or decreased, as appropriate.

          3.4. De Minimis Adjustments. If the amount of any adjustment of the Purchase Price per share required pursuant to this Section 3 would be less than one tenth (1/10) of one percent (1%) of the Purchase Price, such amount shall be carried forward and adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate a change in the Purchase Price of at least one tenth (1/10) of one percent (1%) of such Purchase Price. All calculations under this Warrant shall be made to the nearest .001 of a cent or to the nearest one-hundredth of a share, as the case may be.

          3.5. Abandoned Dividend or Distribution. If the Company shall take a record of the holders of its Common Shares for the purpose of entitling them to receive a dividend or other distribution (which results in an adjustment to the Purchase Price under the terms of this Warrant) and shall, thereafter, and before such dividend or distribution is paid or delivered to shareholders entitled thereto, legally abandon its plan to pay or deliver such dividend or distribution, then any adjustment made to the Purchase Price and number of Common Shares purchasable upon Warrant exercise by reason of the taking of such record shall be reversed, and any subsequent adjustments, based thereon, shall be recomputed.

          3.6. Shareholder Rights Plan. Notwithstanding the foregoing, in the event that the Company shall distribute "poison pill" rights pursuant to a "poison pill" shareholder rights plan (the "Rights"), the Company shall make proper provision so that each Holder who exercises a Warrant after the record date for such distribution and prior to the expiration or redemption of the Rights shall be entitled to receive upon such exercise, in addition to the Common Shares issuable upon such exercise, a number of Rights to be determined as follows: (i) if such exercise occurs on or prior to the date for the distribution to the holders of Rights or separate certificates evidencing such Rights (the "Distribution Date"), the same number of Rights to which a holder of a number of Common Shares equal to the number of Common Shares issuable upon such exercise at the time of such exercise would be entitled in accordance with the terms and provisions of and applicable to the Rights; and (ii) if such exercise occurs after the Distribution Date, the same number of Rights to which a holder of the number of shares into which the Warrant so exercised was exercisable immediately prior to the Distribution Date would have been entitled on the Distribution Date in accordance with the terms and provisions of and applicable to the Rights.

     4.  CONSOLIDATION, MERGER, ETC.

          4.1. Adjustments for Consolidation, Merger, Sale of Assets, Reorganization, etc. In case the Company after the date hereof (a) shall consolidate with or merge into any other Person and shall not be the continuing or surviving corporation of such consolidation or merger, or (b) shall permit any other Person to consolidate with or merge into the Company and the Company shall be the continuing or surviving Person but, in connection with such consolidation or merger, the Common Shares or Other Securities shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (c) shall transfer all or substantially all of its properties or assets to any other Person, or (d) shall effect a capital reorganization or reclassification of the Common Shares or Other Securities (other than a capital reorganization or reclassification resulting in the issue of additional Common Shares for which adjustment in the Purchase Price is provided in Section 3.2), then, and in the case of each such transaction, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder of this Warrant, upon the exercise hereof at any time after the consummation of such transaction, shall be entitled to receive (at the aggregate Purchase Price in effect at the time of such consummation for all Common Shares or Other Securities issuable upon such exercise immediately prior to such consummation), in lieu of the Common Shares or Other Securities issuable upon such exercise prior to such consummation, either of the following, as shall be elected by the Holder (such election to be made within one year after the date of the consummation of such transaction by written notice to the Acquiring Person or its Parent, as the case may be, and, in the absence of such notice, the provisions of clause (ii) below shall be deemed to have been elected by the Holder):

          (i) the highest amount of securities, cash and property to which the Holder actually would have been entitled as a shareholder upon such consummation if the Holder had exercised this Warrant immediately prior thereto, subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for in Sections 3 through 5, or

          (ii) the number of common shares of the Acquiring Person or its Parent, whichever meets the requirements set forth below (subject to adjustments, subsequent to such corporate action, as nearly equivalent as possible to the adjustments provided for in Sections 3 through 5), determined by dividing (a) the amount equal to the product obtained by multiplying (1) the number of Common Shares (or Other Securities) to which the Holder of this Warrant would have been entitled had the Holder exercised this Warrant immediately prior to such consummation, times (2) the greater of the Acquisition Price and the Purchase Price in effect on the date immediately preceding the date of such consummation, by (b) the Market Value per share of the common shares of the Acquiring Person or its Parent, as the case may be, on the date immediately preceding the date of such consummation;

provided that the Company shall not enter into any of the transactions described in clauses (a) through (d) above, unless, immediately after the date of the consummation of such transaction, the Acquiring Person or the Parent of the Acquiring Person is required to file, and in each of its three fiscal years immediately preceding the date of the consummation of such transaction has filed, reports with the Securities and Exchange Commission pursuant to section 13 or section 15(d) of the Exchange Act. In the event that the Acquiring Person fulfills the requirements contained in the immediately preceding sentence, then, if the Holder of this Warrant shall elect (or shall be deemed to elect) to receive common shares pursuant to clause (ii) above, such Holder shall be entitled to receive, upon the basis stated in such clause (ii), only the common shares of the Acquiring Person.

          4.2. Assumption of Obligations. Notwithstanding anything contained in the Warrants or in the Subscription Agreement to the contrary, the Company shall not effect any of the transactions described in clauses (a) through (d) of
Section 4.1 unless, prior to the consummation thereof, each Person (other than the Company) which may be required to deliver any stock, securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the Holder of this Warrant, (a) the obligations of the Company under this Warrant (and if the Company shall survive the consummation of such transaction, such assumption shall be in addition to, and shall not release the Company from, any continuing obligations of the Company under this Warrant), (b) the obligations of the Company under the Registration Rights Agreement, and (c) the obligation to deliver to the Holder such shares of stock, securities, cash or property as, in accordance with the foregoing provisions of this Section 4, the Holder may be entitled to receive and such Person shall have similarly delivered to the Holder an opinion of counsel for such Person, which counsel shall be reasonably satisfactory to the Holder, stating that this Warrant shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of this Section 4) shall be applicable to the stock, securities, cash or property which such Person may be required to deliver upon any exercise of this Warrant or the exercise of any rights pursuant hereto.

     5. OTHER DILUTIVE EVENTS. In case any event shall occur as to which the provisions of Section 3 or Section 4 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles of such Sections, then, in each such case, the Company shall appoint a firm of independent certified public accountants of recognized national standing (which may be the regular auditors of the Company), which shall give their opinion on the adjustment, if any, on a basis consistent with the essential intent and principles established in Sections 3 and 4, necessary to preserve, without dilution, the purchase rights represented by this Warrant. Upon receipt of such opinion, the Company shall promptly mail a copy thereof to the Holder and shall make the adjustments described therein.

     6. NO DILUTION OR IMPAIRMENT. The Company shall not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) shall not permit the par value of any shares of stock receivable upon the exercise of this Warrant to exceed the amount payable therefor upon such exercise, (b) shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock, free from all taxes, liens, security interests, encumbrances, preemptive rights and charges on the exercise of the Warrants from time to time outstanding, (c) shall not take any action which results in any adjustment of the Purchase Price if the total number of Common Shares (or Other Securities) issuable after the action upon the exercise of all of the Warrants would exceed the total number of Common Shares (or Other Securities) then authorized by the Company's declaration of trust and available for the purpose of issue upon such exercise, and (d) shall not issue any capital stock of any class which is preferred as to dividends or as to the distribution of assets upon voluntary or involuntary dissolution, liquidation or winding-up, unless the rights of the holders thereof shall be limited to a fixed sum or percentage of par value or a sum determined by reference to a formula based on a published index of interest rates, an interest rate publicly announced by a financial institution or a similar indicator of interest rates in respect of participation in dividends and to a fixed sum or percentage of par value in any such distribution of assets.

     7. ACCOUNTANTS' REPORT AS TO ADJUSTMENTS. In each case of any adjustment or readjustment in the Common Shares (or Other Securities) issuable upon the exercise of this Warrant, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms of this Warrant and cause independent certified public accountants of recognized national standing (which may be the regular auditors of the Company) selected by the Company to verify such computation and prepare a report setting forth such adjustment or readjustment and showing in reasonable detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based. The Company shall forthwith mail a copy of each such report to the Holder. The Company shall also keep copies of all such reports at its principal office and shall cause the same to be available for inspection at such office during normal business hours by the Holder of this Warrant or any prospective purchaser of this Warrant designated by the Holder.

     8.  NOTICES OF CORPORATE ACTION. In the event of:

          (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a regularly scheduled cash dividend) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of beneficial interest of any class or any other securities or property, or to receive any other right, or

          (b) any capital reorganization of the Company, any reclassification or recapitalization of the shares of beneficial interest the Company, any consolidation or merger involving the Company and any other Person, any transaction or series of transactions in which more than 50% of the voting securities of the Company are transferred to another Person, or any transfer, sale or other disposition of all or substantially all the assets of the Company to any other Person, or

          (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

the Company shall mail to the holder of this Warrant a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, sale, disposition, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Shares (or Other Securities) shall be entitled to exchange their Common Shares (or Other Securities) for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least 45 days prior to the date therein specified.

     9. REGISTRATION OF COMMON SHARES. If any Common Shares required to be reserved for purposes of exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law (other than the Securities Act) before such shares may be issued upon exercise, the Company shall, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved, as the case may be. At any such time as the Common Shares are listed on any national securities exchange or automated quotation system, the Company shall, at its expense, obtain promptly and maintain the approval for listing on each such exchange (or, if applicable, quotation on each such system), upon official notice of issuance, the Common Shares issuable upon exercise of the then outstanding Warrants and maintain the listing (or, if applicable, quotation) of such shares after their issuance; and the Company shall also list on such national securities exchange (or, if applicable, quotation system), shall register under the Exchange Act and shall maintain such listing (or, if applicable, quotation) of, any Other Securities that at any time are issuable upon exercise of the Warrants, if and at the time that any securities of the same class shall be listed on such national securities exchange (or, if applicable, quotation system) by the Company.

     10.  RESTRICTIONS ON TRANSFER.

          10.1.  Restrictive Legends.  Except as otherwise permitted by this
Section 10, each Warrant (including each Warrant issued upon the transfer of any Warrant) shall be stamped or otherwise imprinted with a legend in substantially the following form:

               "THIS WARRANT AND ANY SECURITIES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS. THIS WARRANT AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THIS WARRANT AND IN THE REGISTRATION RIGHTS AGREEMENT, DATED AS OF _______, 1998, BETWEEN WELLINGTON PROPERTIES TRUST AND THE INITIAL HOLDER OF THIS WARRANT."

Except as otherwise permitted by this Section 10, each certificate for Common Shares (or Other Securities) issued upon the exercise of any Warrant, and each certificate issued upon the transfer of any such Common Shares (or Other Securities), shall be stamped or otherwise imprinted with a legend in substantially the following form:

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN CERTAIN COMMON SHARE PURCHASE WARRANTS ISSUED BY WELLINGTON PROPERTIES TRUST PURSUANT TO THE SUBSCRIPTION AGREEMENT, DATED AS OF ________, 1998, BETWEEN WELLINGTON PROPERTIES TRUST AND THE INITIAL HOLDER OF SUCH COMMON SHARE PURCHASE WARRANTS. A COMPLETE AND CORRECT COPY OF THE FORM OF SUCH WARRANT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF WELLINGTON PROPERTIES TRUST OR AT THE OFFICE OR AGENCY MAINTAINED BY WELLINGTON PROPERTIES TRUST AS PROVIDED IN SUCH WARRANTS AND WILL BE FURNISHED TO THE HOLDER OF SUCH SECURITIES UPON WRITTEN REQUEST AND WITHOUT CHARGE."

          10.2. Transfer to Comply With the Securities Act. Restricted Securities may not be sold, assigned, pledged, hypothecated, encumbered or in any manner transferred or disposed of, in whole or in part, except in compliance with the provisions of the Securities Act and state securities or Blue Sky laws and the terms and conditions hereof.

          10.3.  Termination of Restrictions. The restrictions imposed by this
Section 10 on the transferability of Restricted Securities shall cease and terminate as to any particular Restricted Securities (a) when a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) when such securities are sold pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, or (c) when, in the opinion of both counsel for the Holder and counsel for the Company, such restrictions are no longer required or necessary in order to protect the Company against a violation of the Securities Act upon any sale or other disposition of such securities without registration thereunder. Whenever such restrictions shall cease and terminate as to any Restricted Securities, the Holder shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing the applicable legends required by Section 10.1.

     11. RESERVATION OF SHARES, ETC. The Company shall at all times reserve and keep available, solely for issuance and delivery upon exercise of the Warrants, the number of Common Shares (or Other Securities) from time to time issuable upon exercise of all Warrants at the time outstanding. All Common Shares (or Other Securities) issuable upon exercise of any Warrants shall be duly authorized and, when issued upon such exercise, shall be validly issued and, in the case of shares, fully paid and nonassessable with no liability on the part of the holders thereof, and, in the case of all securities, shall be free from all taxes, liens, security interests, encumbrances, preemptive rights and charges. The transfer agent for the Common Shares, which may be the Company ("Transfer Agent"), and every subsequent Transfer Agent for any of the Company's shares of beneficial interest issuable upon the exercise of any of the purchase rights represented by this Warrant, are hereby irrevocably authorized and directed at all times until the Expiration Date to reserve such number of authorized and unissued shares as shall be requisite for such purpose. The Company shall keep copies of this Warrant on file with the Transfer Agent for the Common Shares and with every subsequent Transfer Agent for any of the Company's shares of beneficial interest issuable upon the exercise of the rights of purchase represented by this Warrant. The Company shall supply such Transfer Agent with duly executed share certificates for such purpose. All Warrant Certificates surrendered upon the exercise of the rights thereby shall be canceled, and such canceled Warrants shall constitute sufficient evidence of the number of Common Shares which have been issued upon the exercise of such Warrants. Subsequent to the Expiration Date, no Common Shares need be reserved in respect of any unexercised Warrant.

     12.  REGISTRATION AND TRANSFER OF WARRANTS, ETC.

          12.1. Warrant Register; Ownership of Warrants. Each Warrant issued by the Company shall be numbered and shall be registered in a warrant register (the "Warrant Register") as it is issued and transferred, which Warrant Register shall be maintained by the Company at its principal office or, at the Company's election and expense, by a Warrant Agent or the Company's transfer agent. The Company shall be entitled to treat the registered Holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other Person, and shall not be affected by any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes. Subject to Section 10, a Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

          12.2. Transfer of Warrants. Subject to compliance with Section 10, if applicable, this Warrant and all rights hereunder are transferable in whole or in part, without charge to the Holder hereof, upon surrender of this Warrant with a properly executed Form of Assignment attached hereto as Exhibit B at the principal office of the Company. Upon any partial transfer, the Company shall at its expense issue and deliver to the Holder a new

Warrant of like tenor, in the name of the Holder, which shall be exercisable for such number of Common Shares with respect to which rights under this Warrant were not so transferred.

          12.3. Replacement of Warrants. On receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender of such Warrant to the Company at its principal office and cancellation thereof, the Company at its expense shall execute and deliver, in lieu thereof, a new Warrant of like tenor.

          12.4. Adjustments To Purchase Price and Number of Shares. Notwithstanding any adjustment in the Purchase Price or in the number or kind of Common Shares purchasable upon exercise of this Warrant, any Warrant theretofore or thereafter issued may continue to express the same number and kind of Common Shares as are stated in this Warrant, as initially issued.

          12.5.  Fractional Shares.  Notwithstanding any adjustment pursuant to
Section 3 in the number of Common Shares covered by this Warrant or any other provision of this Warrant, the Company shall not be required to issue fractions of shares upon exercise of this Warrant or to distribute certificates which evidence fractional shares. In lieu of fractional shares, the Company shall make payment to the Holder, at the time of exercise of this Warrant as herein provided, in an amount in cash equal to such fraction multiplied by the Current Market Price of a Common Share on the date of Warrant exercise.

     13. REMEDIES; SPECIFIC PERFORMANCE. The Company stipulates that there would be no adequate remedy at law to the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant and accordingly, the Company agrees that, in addition to any other remedy to which the Holder may be entitled at law or in equity, the Holder shall be entitled to seek to compel specific performance of the obligations of the Company under this Warrant, without the posting of any bond, in accordance with the terms and conditions of this Warrant in any court of the United States or any State thereof having jurisdiction, and if any action should be brought in equity to enforce any of the provisions of this Warrant, the Company shall not raise the defense that there is an adequate remedy at law. Except as otherwise provided by law, a delay or omission by the Holder hereto in exercising any right or remedy accruing upon any such breach shall not impair the right or remedy or constitute a waiver of or acquiescence in any such breach. No remedy shall be exclusive of any other remedy. All available remedies shall be cumulative.

     14. NO RIGHTS OR LIABILITIES AS SHAREHOLDER. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof any rights as a shareholder of the Company or as imposing any obligation on the Holder to purchase any securities or as imposing any liabilities on the Holder as a shareholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company.

     15. NOTICES. All notices and other communications (and deliveries) provided for or permitted hereunder shall be made in writing by hand delivery, telecopier, any courier guaranteeing overnight delivery or first class registered or certified mail, return receipt requested, postage prepaid, addressed (a) if to the Company, to the attention of its Chief Executive Officer at its principal office located at 18650 West Corporate Drive, Suite 300, P.O. Box 0919, Brookfield, Wisconsin 53045 or such other address as may hereafter be designated in writing by the Company to the Holder in accordance with the provisions of this Section, or (b) if to the Holder, at its address as it appears in the Warrant Register.

     All such notices and communications (and deliveries) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; when receipt is acknowledged, if telecopied; on the next Business Day, if timely delivered to a courier guaranteeing overnight delivery; and five days after being deposited in the mail, if sent first class or certified mail, return receipt requested, postage prepaid; provided, that the exercise of any Warrant shall be effective in the manner provided in Section 2.

     16. AMENDMENTS. This Warrant and any term hereof may not be amended, modified, supplemented or terminated, and waivers or consents to departures from the provisions hereof may not be given, except by written instrument duly executed by the party against which enforcement of such amendment, modification, supplement, termination or consent to departure is sought.

     17. DESCRIPTIVE HEADINGS, ETC. The headings in this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein. Unless the context of this Warrant otherwise requires: (1) words of any gender shall be deemed to include each other gender;
(2) words using the singular or plural number shall also include the plural or singular number, respectively; (3) the words "hereof", "herein" and "hereunder" and words of similar import when used in this Warrant shall refer to this Warrant as a whole and not to any particular provision of this Warrant, and Section and paragraph references are to the Sections and paragraphs of this Warrant unless otherwise specified; (4) the word "including" and words of similar import when used in this Warrant shall mean "including, without limitation," unless otherwise specified; (5) "or" is not exclusive; and (6) provisions apply to successive events and transactions.

     18. GOVERNING LAW. This Warrant shall be governed by, and construed in accordance with, the laws of the State of Wisconsin without giving effect to the conflict of laws principles thereof).

     19. JUDICIAL PROCEEDINGS; JURY TRIAL. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by law or commence legal proceedings or otherwise proceed against any other party in any jurisdiction to enforce judgments obtained in any action, suit or proceeding brought pursuant to this Section. THE COMPANY HEREBY IRREVOCABLY WAIVES TRIAL BY JURY IN ANY

ACTION, SUIT OR PROCEEDING, WHETHER AT LAW OR EQUITY, BROUGHT BY IT OR THE HOLDER IN CONNECTION WITH THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     20. REGISTRATION RIGHTS AGREEMENT. The Common Shares (and Other Securities) issuable upon exercise of this Warrant (or upon conversion of any Common Shares issued upon such exercise) shall constitute Registrable Securities (as such term is defined in the Registration Rights Agreement). Each holder of this Warrant shall be entitled to all of the benefits afforded to a holder of any such Registrable Securities under the Registration Rights Agreement and such holder, by its acceptance of this Warrant, agrees to be bound by and to comply with the terms and conditions of the Registration Rights Agreement applicable to such holder as a holder of such Registrable Securities.

     21. EXPIRATION. The Company shall give the Holder of this Warrant not less than six weeks nor more than nine months notice of the expiration of the right to exercise this Warrant. The right to exercise this Warrant shall expire at 5:00 p.m., Milwaukee, Wisconsin time, on the later of _______, 2008 and the date of the effectiveness of a registration statement covering Common Shares, unless the Company shall fail to give such notice as aforesaid, in which event the right to exercise this Warrant shall not expire until a date six weeks after the date on which the Company shall give the holder hereof notice of the expiration of the right to exercise this Warrant.

                              WELLINGTON PROPERTIES TRUST


                              By:  _________________________________
                                   Title: __________________________

                                   EXHIBIT A
                                       to
                         Common Share Purchase Warrant
                         -----------------------------


                                    FORM OF
                          ELECTION TO PURCHASE SHARES

     The undersigned hereby irrevocably elects to exercise the Warrant to purchase _____ Common Shares, par value $0.01 per share ("Common Shares"), of WELLINGTON PROPERTIES TRUST and hereby [makes payment of $_______ therefor] [or] [makes payment therefor by reduction pursuant to Section 2.1(b)(ii) of the Warrant of the number of Common Shares otherwise issuable to the Holder upon Warrant exercise by __________ shares] [or] [makes payment therefor by delivery of the following Common Share Certificates of the Company (properly endorsed for transfer in blank) for cancellation by the Company pursuant to Section 2.1(b)(iii) of the Warrant, certificates of which are attached hereto for cancellation __________________________ [list certificates by number and amount]]. The undersigned hereby requests that certificates for such shares be issued and delivered as follows:

ISSUE TO:_______________________________________________________________________
                                     (NAME)

________________________________________________________________________________
                         (ADDRESS, INCLUDING ZIP CODE)

________________________________________________________________________________
                 (SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER)

DELIVER TO:_____________________________________________________________________
                                     (NAME)

________________________________________________________________________________
                         (ADDRESS, INCLUDING ZIP CODE)

     If the number of Common Shares purchased (and/or reduced) hereby is less than the number of Common Shares covered by the Warrant, the undersigned requests that a new Warrant representing the number of Common Shares not so purchased (or reduced) be issued and delivered as follows:

ISSUE TO:_______________________________________________________________________
                                (NAME OF HOLDER)

________________________________________________________________________________
                         (ADDRESS, INCLUDING ZIP CODE)

DELIVER TO:_____________________________________________________________________
                                (NAME OF HOLDER)

________________________________________________________________________________
                         (ADDRESS, INCLUDING ZIP CODE)

Dated:____________________________     [NAME OF HOLDER]

                                       By:  ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                   EXHIBIT B
                                       to
                         Common Share Purchase Warrant
                         -----------------------------

                               FORM OF ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto the Assignee named below all of the rights of the undersigned to purchase Common Shares, par value $________ per share ("Common Shares") of WELLINGTON PROPERTIES TRUST, represented by the Warrant, with respect to the number of Common Shares set forth below:

Name of Assignee            Address                        No. of Shares
----------------            -------                        -------------




and does hereby irrevocably constitute and appoint the Chief Executive Officer of WELLINGTON PROPERTIES TRUST as attorney for the undersigned to make such transfer on the books of WELLINGTON PROPERTIES TRUST maintained for that purpose, with full power of substitution in the premises.

Dated:__________________________     [NAME OF HOLDER]

                                     By:  ____________________________________
                                          Name: ______________________________
                                          Title: _____________________________

                                                                       EXHIBIT E
                                                                       ---------
                          WELLINGTON PROPERTIES TRUST

                     ARTICLES OF AMENDMENT AND RESTATEMENT

                            Dated __________, 1998

     Wellington Properties Trust, a Maryland real estate investment trust, hereby certifies as follows:

     FIRST: Wellington Properties Trust desires to amend and restate its Declaration of Trust as currently in effect.

     SECOND: The amendments to and restatement of the Declaration of Trust set forth herein shall become effective on the date and at the time that these Articles of Amendment and Restatement are filed with and accepted for recording by the State Department of Assessments and Taxation of the State of Maryland.

     THIRD: The following are the provisions of the Declaration Trust currently in effect as amended hereby:

                                   ARTICLE I
                        THE TRUST; CERTAIN DEFINITIONS

     Section 1.1 Name. The name of the trust (hereinafter referred to as the "Trust") is:

                          Wellington Properties Trust

     Section 1.2 Resident Agent. The name of the resident agent of the Trust in the State of Maryland is CSC-Lawyers Incorporating Service Company, and the address of such agent in the State of Maryland is 11 East Chase Street, Baltimore, Maryland 21202. The Trust may have such offices or places of business within or without the State of Maryland as the Trustees may from time to time determine.

     Section 1.3 Nature of Trust. The Trust is a real estate investment trust within the meaning of Title 8 (as hereinafter defined).

     Section 1.4 Powers. The Trust shall have all of the powers granted to real estate investment trusts generally by Title 8 and shall have any other and further powers as are not inconsistent with Title 8 or any other applicable law.

     Section 1.5 Definitions. As used in this Declaration of Trust, the following terms shall have the following meanings unless the context otherwise requires:

     "Board" or "Board of Trustees" means the board of trustees of the Trust.

     "Bylaws" shall mean the Bylaws of the Trust as in effect from time to time.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, and regulations promulgated thereunder.

     "Declaration" or "Declaration of Trust" means this Declaration of Trust, including any amendments or supplements hereto.

     "Person" shall mean an individual, corporation, partnership, limited liability company, estate, trust (other than a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

     "REIT" means a real estate investment trust under Section 856 of the Code.

     "REIT Provisions of the Code" means Sections 856 through 860, inclusive, of the Code and any successor or other provision(s) of the Code relating to real estate investment trusts (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

     "Securities" means Shares (as hereinafter defined), any stock, shares or other evidences of equity, beneficial or other interest, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares, or participation in, temporary or interim certificates for, guarantees of, or warrants, options or rights to subscribe to, purchase or otherwise acquire, any of the foregoing.

     "Securities of the Trust" means any Securities issued by the Trust.

     "Shareholders" means holders of record of outstanding Shares.

     "Shares" means transferable shares of beneficial interest of the Trust of any class or series.

     "Title 8" means Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland, as amended, or any successor statute.

     "Trustee" means, individually, an individual, and "Trustees" means, collectively, the individuals, in each case as named in Section 2.2 of this Declaration of Trust so long as they continue in office and any and all other individuals who have been duly elected and qualify as trustees of the Trust hereunder.

     "Trust Property" means any and all property, real, personal or otherwise, tangible or intangible, which is transferred or conveyed to the Trust or the Trustees

(including all rents, income, profits or gains therefrom), which is owned or held by, or for the account of, the Trust or the Trustees.

                                  ARTICLE II
                                   TRUSTEES

     Section 2.1 Number. The number of Trustees shall be seven, which number may be increased or decreased by the Trustees then in office from time to time in accordance with the Bylaws then in effect or as specified in any rights or preferences in any class or series of Shares; however, the total number of Trustees shall not be less than three. No reduction in the number of Trustees shall cause the removal of any Trustee from office prior to the expiration of his term.

     Section 2.2 Initial Board; Term. The Trustees shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, one class to hold office initially for a term expiring at the annual meeting of Shareholders to be held in 1999, another class to hold office initially for a term expiring at the annual meeting of Shareholders to be held in 2000, and another class to hold office initially for a term expiring at the annual meeting of Shareholders to be held in 2001, with the members of each class to hold office until their successors are duly elected and qualify. At each annual meeting of Shareholders, the successors to the class of Trustees whose term expires at such annual meeting shall be elected to hold office for a term expiring at the annual meeting of Shareholders held in the third year following the year of their election and the other Trustees shall remain in office.

     The names and classes of the Trustees serving on the date this Declaration of Trust is amended and restated are:

                  Name                Term Expiration
                  ----                ---------------

                  Lyle W. Larcheid         1999

                  Peter Ogden              1999

                  Gerald Sobczak           1999

                  Paul Lambert             2000

                  Robert P. Ripp           2000

                  Steven B. Hoyt           2001

                  Arnold K. Leas           2001

     Section 2.3 Resignation, Removal or Death. Any Trustee may resign by written notice to the remaining Trustees, effective upon execution and delivery to the Trust of such written notice or upon any future date specified in the notice. A Trustee may be removed only with Cause (as hereinafter defined) at a meeting of the Shareholders called for that purpose, by the affirmative vote of the holders of not less than two-thirds of the Shares then outstanding and entitled to vote in the election of Trustees. As used herein, "Cause" shall mean
(i) theft, fraud or embezzlement or active and deliberate dishonesty by a Trustee; (ii) habitual neglect of duty by a Trustee having a material and adverse significance to the Trust; or (iii) the conviction of a Trustee of a felony or of any crime involving moral turpitude. Upon the resignation or removal of any Trustee, or his otherwise ceasing to be a Trustee, he shall automatically cease to have any right, title or interest in and to the Trust Property and shall execute and deliver such documents as the remaining Trustees shall require for the conveyance of any Trust Property held in his name, and shall account to the remaining Trustees as they require for all property which he holds as Trustee. Upon the incapacity or death of any Trustee, his legal representative shall perform those acts. Subject to the rights of holders of one or more classes or series of Shares to elect one or more Trustees, any vacancy created by removal for Cause may be filled by a majority of the remaining Trustees or by the Shareholders. A vacancy arising for any reason other than the removal of a Trustee may be filled by the remaining Trustees. A Trustee elected by the Trustees to fill a vacancy will hold office until the next annual meeting of Shareholders, at which time such Trustee may stand for election for the balance of the term of his predecessor. A Trustee elected by the Shareholders to fill a vacancy will have the same remaining term as that of his predecessor.

     Section 2.4 Legal Title. Legal title to all Trust Property shall be vested in the Trust, but it may cause legal title to any Trust Property to be held by or in the name of any or all of the Trustees or any other Person as nominee. Any right, title or interest of the Trustees in and to the Trust Property shall automatically vest in successor and additional Trustees upon their qualification and acceptance of election or appointment as Trustees, and they shall thereupon have all the rights and obligations of Trustees, whether or not conveying documents have been executed and delivered pursuant to Section 2.3 or otherwise. Written evidence of the qualification and acceptance of election or appointment of successor and additional Trustees may be filed with the records of the Trust and in such other offices, agencies or places as the Trust or Trustees may deem necessary or desirable.

     Section 2.5 Duties of Trustees. A Trustee shall perform his duties as a Trustee, including his duties as a member of a committee of the Board on which he serves: (a) in good faith; (b) in a manner he reasonably believes to be in the best interests of the Trust; and (c) with the care that an ordinarily prudent person in a like position would use under similar circumstances. In performing his duties, a Trustee is entitled to rely on any information, opinion, report, or statement, including any financial statement or other financial data, prepared or presented by: (i) an officer or employee of the Trust whom the Trustee reasonably believes to be reliable and competent in the matters presented; (ii) a lawyer, public accountant, or other person, as to a matter which the Trustee reasonably believes to be within the person's professional or expert competence; or (iii) a committee of the Board on which the Trustee does not serve, as to a matter within its designated authority, if the Trustee reasonably believes the committee to merit confidence. A Trustee is not acting in good faith if he has any knowledge concerning the matter in question which would cause such reliance to be unwarranted.

                                  ARTICLE III
                              POWERS OF TRUSTEES

     Section 3.1 General Powers. Subject to any express limitations contained in this Declaration of Trust, the Bylaws or Maryland law, (a) the business and affairs of the Trust shall be managed under the direction of the Board of Trustees and (b) the Board shall have full, exclusive and absolute power, control and authority over any and all of the Trust Property and over the business of the Trust. Subject to Section 2.5, the Board may take any action as in its sole judgment and discretion is necessary or appropriate to conduct the business and affairs of the Trust. This Declaration of Trust shall be construed with the presumption in favor of the grant of power and authority to the Board. Any construction of this Declaration of Trust or determination made in good faith by the Board concerning its powers and authority hereunder shall be conclusive. The powers of the Trustees shall in no way be limited or restricted by reference to or inference from the terms of this or any other provision of the Declaration of Trust or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Trustees under the laws of the State of Maryland or any other applicable laws as now or hereafter in force.

                                  ARTICLE IV
                               INVESTMENT POLICY

     The fundamental investment policy of the Trust shall be to make investments in such a manner as to comply with the REIT Provisions of the Code and with the requirements of Title 8 with respect to the composition of the Trust's investments and the derivation of its income. Subject to Section 6.5, the Trustees shall use their best efforts to carry out this fundamental investment policy and to qualify the Trust for the tax treatment provided in the REIT Provisions of the Code; provided, however, that no Trustee, officer, employee or agent of the Trust shall be liable for any act or omission resulting in the loss of tax benefits under the Code, except to the extent provided in Section 11.2.

                                   ARTICLE V
                                    SHARES

     Section 5.1 Authorized Shares. The total number of Shares which the Trust is authorized to issue is 110,000,000 shares, of which 100,000,000 are Common Shares, par value $0.01 per share (individually a "Common Share" or collectively "Common Shares"), and 10,000,000 are Preferred Shares, par value $0.01 per share (individually, a "Preferred Share" or collectively "Preferred Shares").

     Section 5.2 Common Shares Voting. Subject to the provisions of Article VII regarding Excess Shares (as such term is defined therein) and to any special voting rights as to any class or series of Shares, each Common Share shall entitle the holder thereof to one vote on all matters upon which Shareholders are entitled to vote. The holders of Common Shares shall not be entitled to cumulative voting.

     Section 5.3 Preferred Shares. Preferred Shares may be issued, from time to time, in one or more series as authorized by the Board of Trustees. Prior to issuance of Preferred Shares of each series, the Board of Trustees, by resolution, shall designate that series of Preferred Shares to distinguish it from all other series and classes of Preferred Shares, shall specify the number of Preferred Shares to be included in the series and, subject to the provisions of Article VII regarding Excess Shares, shall set the terms, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption, and, in such event, the Trust shall file with the State Department of Assessments and Taxation of the State of Maryland articles supplementary to this Declaration of Trust in substance and form as prescribed by Maryland law.

     Section 5.4 Classification or Reclassification of Unissued Shares. Subject to the express terms of any series of Preferred Shares or any class of Common Shares outstanding at the time and notwithstanding any other provision of this Declaration of Trust, the Board of Trustees may increase or decrease the aggregate number of Shares or the number of Shares of any class that the Trust has authority to issue or classify or reclassify any unissued Shares by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any series or class of Shares and, in such event, the Trust shall file with the State Department of Assessments and Taxation of the State of Maryland articles of amendment or articles supplementary to this Declaration of Trust in substance and form as prescribed by Maryland law.

     Section 5.5 Declaration of Trust and Bylaws. All Persons who shall acquire Shares shall acquire the same subject to the provisions of this Declaration of Trust and the Bylaws of the Trust.

     Section 5.6 Dividends or Distributions. The Board of Trustees may from time to time declare and pay to Shareholders such dividends or distributions in cash, property or other assets of the trust or in Securities of the Trust or from any other source as the Trustees in their discretion shall determine. The Trustees shall endeavor to declare and pay such dividends and distributions as shall be necessary for the Trust to qualify as a REIT under the REIT Provisions of the Code; however, Shareholders shall have no right to any dividend or distribution unless and until declared by the Trustees. Notwithstanding any other provision in this Declaration of Trust, no determination shall be made by the Board of Trustees nor shall any transaction be entered into by the Trust which would cause any Shares or other beneficial interest in the Trust not to constitute "transferable shares" or "transferable certificates of beneficial interest" under Section 856(a)(2) of the Code or which would cause any distribution to constitute a preferential dividend as described in Section 562(c) of the Code.

     Section 5.7 Issuance of Rights to Purchase Securities and Other Property. Subject to the rights of the holders of any series of Preferred Shares, the Board of Trustees is hereby authorized to create and to authorize and direct the issuance (on either a pro rata or a non-pro rata basis) by the Trust of rights, options and warrants for the purchase of Shares of the Trust at such times, in such amounts, to such persons, for such consideration (if any), with such form and content (including without limitation the consideration for which any shares of capital stock of the Trust or other Securities of the Trust are to be issued) and upon such terms and conditions as it may, from time to time, determine, subject only to the restrictions, limitations, conditions and requirements imposed by Maryland law, other applicable laws and this Declaration of Trust.

                                  ARTICLE VI
                       PROVISIONS FOR DEFINING, LIMITING
                AND REGULATING CERTAIN POWERS OF THE TRUST AND
                       OF THE SHAREHOLDERS AND TRUSTEES

     Section 6.1 Authorization by Board of Share Issuance. The Board of Trustees may authorize the issuance, from time to time, of Shares of any class or Securities convertible into Shares of any class for such consideration as the Board of Trustees may deem advisable. The Board of Trustees may create and issue rights entitling holders thereof to purchase from the Trust Shares of any class or other Securities or property.

     Section 6.2 Preemptive and Appraisal Rights. Except as may be provided by the Board of Trustees in authorizing the issuance of Preferred Shares pursuant to Section 5.3, no holder of Shares shall, as such holder, (a) have any preemptive right to purchase or subscribe for any additional Shares or any other Securities of the Trust which the Trust may issue or sell, or (b) except as expressly required by Maryland law, have any right to require the Trust to pay such holder the fair value of such holder's Shares in an appraisal or similar proceeding.

     Section 6.3 Related Party Transactions. An agreement or transaction between the Trust and any of its Trustees or between the Trust and any other entity in which any Trustee is a trustee or director or has a material financial interest shall not be void or voidable solely by reason of the existence of any such relationship if either (a) the existence of such relationship is disclosed or known by (i) the Board of Trustees and the contract or transaction is approved or ratified by a majority of the Board of Trustees other than the Trustee who has such relationship, even if those disinterested Trustees constitute less than a quorum, or (ii) the contract or transaction is approved or ratified by a majority of the votes cast by Shareholders entitled to vote other than votes of Shares owned of record or beneficially by the interested Trustee or such other entity in which such Trustee is a trustee or director or has a material financial interest, or (b) the contract or transaction is fair and reasonable to the Trust. Any Trustee who is a trustee or director of such other party or has such material financial interest may be counted in determining the existence of a quorum at any meeting of the Board of Trustees considering such matter.

     Section 6.4 Determination by Board. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Trustees and in the absence of actual receipt of an improper benefit in money, property or services or active and deliberate dishonesty established by a court, shall be final and conclusive and shall be binding upon the Trust and every holder of Shares: (a) the amount of the net income of the Trust for any period and the amount of assets at any time available for the payment of dividends, redemption of Shares or the payment of other distributions with respect to Shares; (b) the amount of paid-in surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; (c) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged);
(d) the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Trust; and (e) any matters relating to the acquisition, holding and disposition of any assets by the Trust.

     Section 6.5 REIT Qualification. The Board of Trustees shall use its reasonable best efforts to cause the Trust and the Shareholders to qualify for federal income tax treatment in accordance with the REIT Provisions of the Code. In furtherance of the foregoing, the Board of Trustees shall use its reasonable best efforts to take such actions as are necessary, and may take such actions as in its sole judgment and discretion are desirable, to preserve the status of the Trust as a REIT, including amending the provisions of this Declaration of Trust as provided in Article IX, provided, however, that if the Board of Trustees determines that it is no longer in the best interests of the Trust for it to continue to qualify as a REIT, the Board of Trustees may revoke or otherwise terminate the Trust's REIT election.

                                  ARTICLE VII
                           RESTRICTION ON TRANSFER;
                         DESIGNATION OF EXCESS SHARES

     Section 7.1 Definitions. The following terms shall have the following meanings:

     "AREE" shall mean American Real Estate Equities, LLC, a Delaware limited liability company.

     "AREE Contribution Transaction" shall mean that certain transaction or series of transactions pursuant to which (a) AREE first acquired Common Shares,
(b) the Trust, AREE, and certain other Persons acquired interests in Wellington Properties Investments, L.P., and (c) AREE and other Persons acquired
Rights.

     "Beneficial Ownership" shall mean the ownership of Equity Shares by a Person who would be treated as an owner of such Equity Shares either directly or indirectly through the application of Section 544 of the Code, as modified by subsection (h)(1)or (h)(2) of Section 856 of the Code. The terms "Beneficial Owner," "Beneficially Owns," and "Beneficially Owned" shall have correlative meanings.

     "Beneficiary" shall mean, with respect to any Excess Shares Trust, one or more organizations described in each of Section 170(b)(1)(A) and Section 170(c) of the Code which are named by the Board of Trustees as the beneficiary or beneficiaries of such Excess Shares Trust, in accordance with the provisions of
Section 7.15.1 of this Article VII; provided, however, for all periods in time prior to the time that the Board of Trustees effectively so designates such organization as beneficiary of such Excess Shares Trust, the beneficiary shall be the Default Beneficiary.

     "Constructive Ownership" shall mean ownership of Equity Shares by a Person who would be treated as an owner of such Equity Shares either directly or indirectly through the application of Section 318 of the Code, as modified by
Section 856(d)(5) of the Code. The terms "Constructive Owner," "Constructively Owns" and "Constructively Owned" shall have correlative meanings.

     "Default Beneficiary" shall mean the Salvation Army of the United States.

     "Equity Share(s)" shall mean a Share or Shares that are either Preferred Shares or Common Shares and shall include all shares of Preferred Shares or Common Shares that are held as Excess Shares in accordance with the provisions of Section 7.15 of this Article VII.

     "Excess Shares Trust" shall mean any separate trust created pursuant to
Section 7.3 of this Article VII and administered in accordance with the terms of
Section 7.15 of this Article VII, for the exclusive benefit of any Beneficiary.

     "Excess Shares Trustee" shall mean any person or entity unaffiliated with both the Trust and any Purported Record Owner, such Excess Shares Trustee to be designated by the Board of Trustees to act as trustee of any Excess Shares Trust, or any successor trustee thereof.

     "Existing Holder" shall mean (i) AREE, (ii) any Person who is the Beneficial Owner of Common Shares and/or Preferred Shares in excess of the Ownership Limit both upon and immediately after any closing date of the AREE Contribution Transaction, so long as, but only so long as, such Person Beneficially Owns Common Shares and/or Preferred Shares in excess of the Ownership Limit, (iii) any Person to whom an Existing Holder Transfers, subject to the limitations provided in this Article VII, Beneficial Ownership of Common Shares and/or Preferred Shares causing such transferee to Beneficially Own Common Shares and/or Preferred Shares in excess of the Ownership Limit, and (iv) any Person subsequently designated by the Board of Trustees.

     "Existing Holder Limit" (i) for AREE, shall mean 30%; (ii) for any Existing Holder who is an Existing Holder by virtue of clause (ii) of the definition thereof, shall mean, initially, the percentage of the outstanding Equity Shares Beneficially Owned by such Existing Holder upon and immediately after any closing date of the AREE Contribution Transaction and, after any adjustment pursuant to Section 7.10, shall mean such percentage of the outstanding Equity Shares as so adjusted, (iii) for any Existing Holder who becomes an Existing Holder by virtue of clause (iii) of the definition thereof, shall mean, initially, the percentage of the outstanding Equity Shares Beneficially Owned by such Existing Holder at the time that such Existing Holder becomes an Existing Holder, but in no event shall such percentage be greater than the Existing Holder Limit for the Existing Holder who Transfers Beneficial Ownership of Common Shares and/or Preferred Shares to such transferee Existing Holder or, in the case of more than one transferor, in no event shall such percentage be greater than the smallest Existing Holder Limit of any transferring Existing Holder, and, after any adjustment pursuant to Section 7.10, shall mean such percentage of the outstanding Equity Shares as so adjusted. From the closing date of the AREE Contribution Transaction and prior to the Restriction Termination Date, the Secretary of the Trust shall maintain and, upon request, make available to each Existing Holder a schedule which sets forth the then current Existing Holder Limit for each Existing

Holder; and (iv) for any Existing Holder who becomes an Existing Holder by virtue of clause (iv) of the definition thereof, shall mean, initially, the percentage of the outstanding Equity Shares designated by the Board of Trustees.


     "Market Price" on any date shall mean the average of the Closing Price for the five consecutive Trading Days ending on such date. The "Closing Price" on any date shall mean the last sale price of Common Shares or Preferred Shares, as the case may be, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Shares or Preferred Shares, as the case may be, are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Shares or Preferred Shares, as the case may be, are listed or admitted to trading or, if the Common Shares or Preferred Shares, as the case may be, are not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotations system that may then be in use or, if the Common Shares or Preferred Shares, as the case may be, are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Shares or Preferred Shares, as the case may be, selected by the Board of Trustees of the Company, or if no professional market maker is making a market in Common Shares or Preferred Shares, as the case may be, then the market price of Common Shares or Preferred Shares, as the case may be, on the relevant date as determined in good faith by the Board of Trustees, which determination shall be conclusive for all purposes hereof. "Trading Day" shall mean a day on which the principal national securities exchange on which the Common Shares or Preferred Shares, as the case may be, are listed or admitted to trading is open for the transaction of business or, if the Common Shares or Preferred Shares, as the case may be, are not listed or admitted to trading on any national securities exchange, shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

     "Non-Transfer Event" shall mean an event other than a purported Transfer that would cause any Person to Beneficially Own or Constructively Own Equity Shares in excess of the Ownership Limit (in the case of any Person other than an Existing Holder) or the applicable Existing Holder Limit (in the case of an Existing Holder), including, but not limited to, the granting of any option or entering into any agreement for the sale, transfer or other disposition of Equity Shares or the sale, transfer, assignment or other disposition of any Securities or rights convertible into or exchangeable for Equity Shares.

     "Ownership Limit" shall initially mean an amount of Equity Shares which aggregate the lesser of (a) 3.0% of the value of the outstanding Equity Shares of the Trust, and after any adjustment as set forth in Section 7.11 of this
Article VII, shall mean such greater percentages of the value of the outstanding Equity Shares as so adjusted, (b) 9.9% of the total combined voting power of all classes of Equity Shares, or (c) 9.9% of the total number of shares of all classes of Equity Shares. The value of outstanding Equity Shares shall be determined by the Board of Trustees in good faith, which determination shall be conclusive for all purposes hereof.

     "Permitted Transferee" shall mean any Person designated as a Permitted Transferee in accordance with the provisions of Section 7.15.5 hereof.

     "Purported Record Owner" shall mean, with respect to any purported Transfer or Non-Transfer Event, any Person who, but for the provisions of this Article VII, would own record title to Equity Shares which have been reclassified as Excess Shares.


     "Restriction Termination Date" shall mean the first day after the date of the AREE Contribution Transaction on which the Board of Trustees determines that it is no longer in the best interests of the Trust to attempt, or to continue to qualify as a REIT.

     "Rights" shall mean the rights granted under the Wellington Partnership Agreement to the limited partners thereof, including members of AREE, to acquire Common Shares in exchange for limited partnership units of Wellington Properties Investments, L.P.

     "Transfer" shall mean any sale, transfer, gift, assignment, devise or other disposition of Equity Shares, whether voluntary or involuntary, whether of record, constructively or beneficially and whether by operation of law or otherwise. The terms "Transfers" and "Transferred" shall have the correlative meanings.

     "Wellington Partnership Agreement" shall mean the agreement of limited partnership of Wellington Properties Investments, L.P., as amended from time to time.

     "Wellington Properties Investments, L.P." shall mean Wellington Properties Investments, L.P., a Delaware limited partnership.

     Section 7.2 Restriction on Transfers.


     7.2.1 Except as provided in Section 7.9 of this Article VII, from the date of the AREE Contribution Transaction and prior to the Restriction Termination Date, no Person (other than an Existing Holder) shall Beneficially Own or Constructively Own shares of the outstanding Equity Shares in excess of the Ownership Limit, and no Existing Holder shall Beneficially Own or Constructively Own Equity Shares in excess of the Existing Holder Limit for such Existing Holder.


     7.2.2 Except as provided in Section 7.9 of this Article VII, from the date of the AREE Contribution Transaction and prior to the Restriction Termination Date, any Transfer that, if effective, would result in any Person (other than an Existing Holder) Beneficially Owning or Constructively Owning Equity Shares in excess of the Ownership Limit shall be void ab initio as to the Transfer of that number of Equity Shares which would be otherwise Beneficially Owned or Constructively Owned by such Person in excess of the Ownership Limit; and the intended transferee shall acquire no rights in such excess Equity Shares.


     7.2.3 Except as provided in Section 7.9 of this Article VII, from the date of the AREE Contribution Transaction and prior to the Restriction Termination Date, any Transfer that, if effective, would result in any Existing Holder Beneficially Owning or Constructively Owning Equity Shares in excess of the applicable Existing Holder Limit shall be void ab initio as to the Transfer of that number of Equity Shares which would be otherwise Beneficially Owned or Constructively Owned by such Person in excess of the applicable Existing Holder Limit; and such Existing Holder shall acquire no rights in such excess Equity Shares.


     7.2.4. Except as provided in Section 7.9 of this Article VII, from the date of the AREE Contribution Transaction and prior to the Restriction Termination Date, any Transfer that, if effective, would result in the Equity Shares being beneficially owned (within the meaning of Section 856(a)(5) of the Code) by fewer than 100 Persons (determined without reference to any rules of attribution) shall be void ab initio as to the Transfer of that number of Equity Shares which would be otherwise beneficially owned (determined without reference to any rules of attribution) by the transferee; and the intended transferee shall acquire no rights in such excess Equity Shares.


     7.2.5 From the date of the AREE Contribution Transaction and prior to the Restriction Termination Date, any Transfer of Equity Shares that, if effective, would result in the Trust being "closely held" within the meaning of Section 856(h) of the Code shall be void ab initio as to the Transfer of that number of Equity Shares which would cause the Trust to be "closely held" within the meaning of Section 856(h) of the Code; and the intended transferee shall acquire no rights in such excess Equity Shares.

     Section 7.3 Transfer to Excess Shares Trust.


     7.3.1 If, notwithstanding the other provisions contained in this Article VII, at any time after the date of the AREE Contribution Transaction and prior to the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event, such that any Person would either Beneficially Own or Constructively Own Equity Shares in excess of the Ownership Limit (in the case of any Person other than an Existing Holder) or Existing Holder Limit (in the case of an Existing Holder), then, (i) except as otherwise provided in Section 7.9, the Purported Record Owner shall acquire no right or interest (or, in the case of a Non-Transfer Event, shall cease to own any right or interest) in such number of Equity Shares which would cause such Beneficial Owner or Constructive Owner to Beneficially Own or Constructively Own Equity Shares in excess of the Ownership Limit or the Existing Holder Limit, as the case may be; and (ii) such number of Equity Shares in excess of the Ownership Limit or the Existing Holder Limit (rounded up to the nearest whole share) shall be designated Excess Shares and, in accordance with Section 7.15 of this Article VII, transferred automatically and by operation of law to an Excess Shares Trust to be held in accordance with such Section 7.15. Such transfer to an Excess Shares Trust and the designation of such Equity Shares as Excess Shares shall be effective as of the close of business on the business day immediately preceding the date of the purported Transfer or Non-Transfer Event, as the case may be.


     7.3.2 If, notwithstanding the other provisions contained in this Article VII, at any time after the date of the AREE Contribution Transaction and prior to the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event that, if effective, would cause the Trust to become "closely held" within the meaning of Section 856(h) of the Code, then (i) the Purported Record Owner shall not acquire any right or interest (or, in the case of a Non-Transfer Event, shall cease to own any right or interest) in such number of Equity Shares, the ownership of which by such Purported Record Owner would cause the Trust to be "closely held" within the meaning of Section 856(h) of the Code; and (ii) such number of Equity Shares (rounded up to the nearest whole share) shall be designated Excess Shares and, in accordance with the provisions of
Section 7.15 of this Article VII, transferred automatically and by operation of law to an Excess Shares Trust to be held in accordance with that Section 7.15. Such transfer to an Excess Shares Trust and the designation of shares as Excess Shares shall be effective as of the close of business on the business day immediately preceding the date of the Transfer or Non-Transfer Event, as the case may be.

     Section 7.4 Remedies For Breach. If the Trust or its designees shall at any time determine in good faith that a Transfer has taken place in violation of
Section 7.2 of this Article VII or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any Equity Shares in violation of Section 7.2 of this Article VII, the Trust shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or acquisition, including, but not limited to, refusing to give effect to such Transfer on the books of the Trust or instituting proceedings to enjoin such Transfer or acquisition.

     Section 7.5 Notice of Restricted Transfer. Any Person who acquires or attempts to acquire Equity Shares in violation of Section 7.2 of this Article VII, or any Person who owned Equity Shares that were transferred to an Excess Shares Trust pursuant to the provisions of Section 7.3 of this Article VII, shall immediately give written notice to the Trust of such event and shall provide to the Trust such other information as the Trust may request in order to determine the effect, if any, of such Transfer or the Non-Transfer Event, as the case may be, on the Trust's status as a REIT.


     Section 7.6 Owners Required To Provide Information. From the date of the AREE Contribution Transaction and prior to the Restriction Termination Date:


     (a) every Beneficial Owner or Constructive Owner of more than 1%, or such lower percentages as required pursuant to regulations under the Code, of the outstanding Equity Shares of the Trust shall, within 30 days after each of January 1 and June 30 of each year, give written notice to the Trust stating the name and address of such Beneficial Owner or Constructive Owner, the number of Equity Shares Beneficially Owned or Constructively Owned, and a description of how such Equity Shares are held. Each such Beneficial Owner or Constructive Owner shall provide to the Trust such additional information as the Trust may request in order to determine the effect, if any, of such Beneficial Ownership on the Trust's status as a REIT and to ensure compliance with the Ownership Limit and Existing Holder Limit; and

          (b) each Person who is a Beneficial Owner or Constructive Owner of Equity Shares and each Person (including the stockholder of record) who is holding Equity Shares for a Beneficial Owner or Constructive Owner shall provide to the Trust such information as the Trust may request in order to determine the Trust's status as a REIT and to ensure compliance with the Ownership Limit and Existing Holder Limit.

     Section 7.7 Remedies Not Limited. Nothing contained in this Article VII shall limit the authority of the Trust to take such other action as it deems necessary or advisable to protect the Trust and the interests of its Shareholders by preservation of the Trust's status as a REIT and to ensure compliance with the Ownership Limit and Existing Holder Limit.

     Section 7.8 Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Article VII, including any definition contained in
Section 7.1, the Board of Trustees shall have the power to determine the application of the provisions of this Article VII with respect to any situation based on the facts known to it. If Section 7.2 or Section 7.3 of this Article VII requires an action by the Board of Trustees and this Declaration of Trust fails to provide specific guidance with respect to such action, the Board of Trustees shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Sections 7.1, 7.2 or 7.3 of this Article VII.

     Section 7.9 Exception. The Board of Trustees, upon receipt of a ruling from the Internal Revenue Service or an opinion of counsel in each case to the effect that the restrictions contained in Section 7.2.4 and/or Section 7.2.5 of this
Article VII will not be violated, may exempt a Person from the Ownership Limit or Existing Holder Limit, as the case may be, if such Person (i) is an underwriter which participates in a public offering of the Equity Shares for a period of 90 days following the purchase by such underwriter of the Equity Shares, or (ii) is not an individual for purposes of Section 542(a)(2) of the Code, and the Board of Trustees obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual's Beneficial Ownership of Equity Shares will violate the Ownership Limit or Existing Holder Limit, as the case may be, and agrees that any violation or attempted violation will result in such transfer to, an Excess Shares Trust of Equity Shares pursuant to Section 7.3 of this Article VII.

     Section 7.10 Modifications of Existing Holding Limits. The Existing Holder Limit shall be modified as follows:

          7.10.1 Upon any exercise of Rights pursuant to the Wellington Partnership Agreement by any Existing Holder, or the acquisition of Equity Shares by AREE, the Existing Holder Limit for such Existing Holder shall be increased, pro rata in accordance with the number of shares of Common Shares to be received by such Existing Holder, to the maximum extent possible under
Section 7.12 of this Article VII to permit the Beneficial Ownership or Constructive Ownership of the Common Shares issuable upon such exercise or acquisition.

          7.10.2 Subject to the limitations contained in Section 7.12, the Board of Trustees may grant stock options which result in Beneficial Ownership or Constructive Ownership of Equity Shares by an Existing Holder pursuant to a stock option plan. Any such grant of stock options shall increase the Existing Holder Limit for the affected Existing Holder to the maximum extent possible under Section 7.12 to permit the Beneficial Ownership or Constructive Ownership of the Equity Shares issuable upon exercise of such stock options.

          7.10.3 The Board of Trustees may reduce the Existing Holder Limit for any Existing Holder, with the written consent of such Existing Holder, after any Transfer permitted under this Article VII by such Existing Holder to a Person other than an Existing Holder or after the lapse (without exercise) of a stock option described in Section 7.10.2.

     Section 7.11 Modification of Ownership Limit. Subject to the limitations contained in Section 7.12, the Board of Trustees may from time to time increase or decrease the Ownership Limit.

     Section 7.12  Limitations on Modifications.

          7.12.1 Neither the Ownership Limit nor any Existing Holder Limit may be increased (nor may any additional Existing Holder Limit be created) if, after giving effect to such increase (or creation), five Beneficial Owners of Equity Shares (including all of the then Existing Holders) could (assuming ownership of Equity Shares by all Persons other than Existing Holders equal to the Ownership Limit) Beneficially Own, in the aggregate, more than 50% of the outstanding Equity Shares.

          7.12.2 Prior to any modifications of any Existing Holder Limit or Ownership Limit, the Board of Trustees of the Trust may require such opinions of counsel, affidavits, undertakings or agreements as it may deem necessary or advisable in order to determine or ensure the Trust's status as a REIT.

          7.12.3 No Existing Holder Limit shall be reduced to a percentage that is less than the Ownership Limit.

          7.12.4 The Ownership Limit may not be increased to a percentage that is greater than 9.9%.

     Section 7.13 Legend. Each certificate for Equity Shares shall bear the following legend:

          "The shares of Wellington Properties Trust (the "Trust") represented by this certificate are subject to restrictions on transfer for the purpose, among other things, of the Trust's maintenance of its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the "Code"). No Person may (1) Beneficially Own or Constructively Own Equity Shares in excess of (a) 8% (or such other percentage as may be determined by the Board of Trustees of the Trust) of the value of the outstanding Equity Shares of the Trust, (b) 9.9% of the total combined voting power of all classes of

     Equity Shares, or (c) 9.9% of the total number of shares of all classes of Equity Shares, unless such Person is an Existing Holder (in which case the Existing Holder Limit shall be applicable); or (2) Beneficially Own Equity Shares which would result in the Trust being "closely held" under Section 856(h) of the Code. Any Person who attempts to Beneficially Own or Constructively Own Equity Shares in excess of the above limitations must immediately notify the Trust in writing. If the restrictions above are violated, the Equity Shares represented hereby will be transferred automatically and by operation of law to an Excess Shares Trust and shall be designated Excess Shares. All capitalized terms in this legend have the meanings defined in the Trust's Declaration of Trust, as the same may be further amended from time to time, a copy of which, including the restrictions on transfer, will be sent without charge to each Shareholder who so requests."

     Section 7.14 Severability. If any provision of this Article VII or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

     Section 7.15  Excess Shares.

          7.15.1 Excess Shares Trust. Any Equity Shares transferred to an Excess Shares Trust and designated Excess Shares pursuant to Section 7.3 of this
Article VII shall be held for the exclusive benefit of the Beneficiary. The Board of Trustees shall name a new Beneficiary of each Excess Shares Trust within five (5) days after discovery of the existence thereof and such newly designated Person shall become Beneficiary of such Excess Shares Trust; provided, however, that, in the event that the Board of Trustees fails to designate a new Beneficiary within the time period described above, the Excess Shares Trust shall be held for the benefit of the Default Beneficiary. Any transfer to an Excess Shares Trust, and subsequent designation of Equity Shares as Excess Shares, pursuant to Section 7.3 of this Article VII, shall be effective as of the applicable date set forth in Section 7.3. Excess Shares shall remain issued and outstanding Equity Shares of the Trust and shall be entitled to the same rights and privileges on identical terms and conditions as are all other issued and outstanding Equity Shares of the same class and series. When transferred to the Permitted Transferee in accordance with the provisions of Section 7.15.5 of this Article VII, such Excess Shares shall cease to be designated as Excess Shares.

          7.15.2 Dividend Rights. The Excess Shares Trustee, as record holder of Excess Shares, shall be entitled to receive all dividends and distributions as may be declared by the Board of Trustees on such Equity Shares and shall hold such dividends or distributions in trust for the benefit of the Beneficiary. The Purported Record Owner with respect to Excess Shares shall repay to the Excess Shares Trustee the amount of any dividends or distributions received by it that
(i) are attributable to any Equity Shares designated Excess Shares and (ii) the record date of which was on or after the date that such Equity Shares became Excess Shares. The Trust shall take all measures that it determines reasonably necessary to recover the amount of any such dividend or distribution paid to a Purported Record Owner, including, if necessary, withholding any portion of future dividends or distributions payable on Equity Shares Beneficially Owned or Constructively Owned by the Purported Record Owner; and, as soon as reasonably practicable following the Trust's receipt or withholding thereof, shall pay over to the Excess Shares Trustee for the benefit of the Beneficiary the dividends so received or withheld, as the case may be.

          7.15.3 Rights Upon Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the Trust, distributions in respect of Excess Shares shall be made ratably with each other distributions in respect of Equity Shares of the same class or series of Equity Shares, that portion of the assets of the Trust which is available for distribution in respect of such class and series of Equity Shares. The Excess Shares Trustee shall distribute to the Purported Record Owner the amounts received upon such liquidation, dissolution, or winding up, or distribution; provided, however, that the Purported Record Owner shall not be entitled to receive amounts pursuant to this Section 7.15.3 in excess of, in the case of a purported Transfer in which the Purported Record Owner gave value for Equity Shares and which Transfer resulted in the transfer of the Equity Shares to the Excess Shares Trust, the price per share, if any, such Purported Record Owner paid for the Equity Shares and, in the case of a Non-Transfer Event or Transfer in which the Purported Record Owner did not give value for such shares (e.g., if the shares were received through a gift or devise) and which Non-Transfer Event or Transfer, as the case may be, resulted in the transfer of shares to the Excess Shares Trust, the price per share equal to the Market Price on the date of such Non-Transfer Event or Transfer. Any remaining amount in such Excess Shares Trust shall be distributed to the Beneficiary.

          7.15.4 Voting Rights. The Excess Shares Trustee shall be entitled to vote all Excess Shares. Any vote by a Purported Record Owner as a holder of Equity Shares prior to the discovery by the Trust that the Equity Shares are Excess Shares shall, subject to applicable law, be rescinded and shall be void ab initio with respect to such Excess Shares and the Purported Record Owner shall be deemed to have given, as of the close of business on the business day immediately prior to the date of the purported Transfer or Non-Transfer Event that results in the transfer to the Excess Shares Trust of the Equity Shares under Section 7.3 of this Article VII, an irrevocable proxy to the Excess Shares Trustee to vote the Excess Shares in the manner in which the Excess Shares Trustee, in its sole and absolute discretion, desires.

          7.15.5 Designation of Permitted Transferee. The Excess Shares Trustee shall have the exclusive and absolute right to designate a Permitted Transferee of any and all Excess Shares. As reasonably practicable as possible, in an orderly fashion so as not to materially adversely affect the Market Price of the Excess Shares, the Excess Shares Trustee shall designate any Person as Permitted Transferee, provided, however, that (i) the Permitted Transferee so designated purchases for valuable consideration (whether in a public or private sale) the Excess Shares and (ii) the Permitted Transferee so designated may acquire such Excess Shares without such acquisition resulting in a transfer to an Excess Shares Trust and the re-designation of such shares of the Equity Shares so acquired as Excess Shares under Section 7.3 of this Article VII. Upon the designation by the Excess Shares Trustee of a Permitted Transferee in accordance with the provisions of this Section 7.15.5, the Excess Shares Trustee of an Excess Shares Trust shall (i) cause to be transferred to the Permitted Transferee that number of Excess Shares acquired by the Permitted Transferee; (ii) cause to be recorded on the books of the Trust that the Permitted Transferee is the holder of record of such number of Equity Shares; and (iii) distribute to the Beneficiary any and all amounts held with respect to the Excess Shares after making that payment to the Purported Record Owner pursuant to Section 7.15.6 of this Article VII.

      7.15.6 Compensation to Record Holder of Equity Shares that Become Excess Shares. A Purported Record Owner shall be entitled (following discovery of the Excess Shares and subsequent designation of the Permitted Transferee in accordance with Section 7.15.5 of this Article VII) to receive from the Excess Shares Trustee the lesser of (i) in the case of (a) a purported Transfer in which the Purported Record Owner gave value for Equity Shares and which Transfer resulted in the transfer of the Excess Shares to the Excess Shares Trust, the price per share, if any, such Purported Record Owner paid for the Excess Shares, or (b) a Non-Transfer Event or Transfer in which the Purported Record Owner did not give value for such shares (e.g., if the shares were received through a gift or devise) and which Non-Transfer Event or Transfer, as the case may be, resulted in the transfer of Excess Shares to the Excess Shares Trust, the price per share equal to the Market Price on the date of such Non-Transfer Event or Transfer, and (ii) the price per share received by the Excess Shares Trustee of the Excess Shares Trust from the sale or other disposition of such Excess Shares in accordance with Section 7.15.5 of this Article VII. Any amounts received by the Excess Shares Trustee in respect of such Excess Shares and in excess of such amounts to be paid the Purported Record Owner pursuant to this Section 7.15.6 shall be distributed to the Beneficiary in accordance with the provisions of
Section 7.15.5 of this Article VII. Each Beneficiary and Purported Record Owner waives any and all claims that it may have against the Trust, the Excess Shares Trustee and the Excess Shares Trust arising out of the disposition of Excess Shares, except for claims arising out of the gross negligence or willful misconduct of, or any failure to make payments in accordance with Sections 7.15.2, 7.15.3 or 7.15.5 of this Article VII by the Trust, such Excess Shares Trustee or the Excess Shares Trust.

      7.15.7 Purchase Right in Excess Shares. Excess Shares shall be deemed to have been offered for sale to the Trust, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that created such Excess Shares (or, in the case of Transfer or Non-Transfer Event in which less than full consideration was given, the Market Price at the time of such Transfer or Non-Transfer Event) and (ii) the Market Price on the date the Trust, or its designee, accepts such offer. The Trust shall have the right to accept such offer for a period of ninety days after the later of (x) the date of the Non-Transfer Event or purported Transfer which resulted in such Excess Shares and (y) the date the Trust determines in good faith that a Transfer or Non-Transfer Event resulting in Excess Shares has occurred, if the Trust does not receive a notice of such Transfer or Non-Transfer Event pursuant to Section 7.5 of this Article VII.

                                  ARTICLE VIII
                                  SHAREHOLDERS

     Section 8.1 Meetings of Shareholders. There shall be an annual meeting of the Shareholders, to be held at such time and place after delivery to the Shareholders of the annual report as shall be determined by or in the manner prescribed in the Bylaws, at which time the successors to the class of Trustees whose term expires at such annual meeting shall be elected and any other proper business may be conducted. Except as otherwise provided in this Declaration of Trust, special meetings of Shareholders may be called in the manner provided in the Bylaws then in effect. If there are no Trustees, the President or any officer of the Trust shall promptly call a special meeting of the Shareholders entitled to vote for the election of successor Trustees. Any meeting may be adjourned and reconvened by the Trustees as provided in the Bylaws then in effect.

     Section 8.2 Voting Rights of Shareholders. Subject to the provisions of any class or series of Shares then outstanding, the Shareholders shall be entitled to vote only on the following matters: (a) the election or removal of Trustees; (b) the amendment of this Declaration of Trust; (c) the voluntary dissolution or termination of the Trust; (d) the reorganization of the Trust; and (e) the merger or consolidation of the Trust or a share exchange by the Trust or the sale or other disposition of all or substantially all of the Trust Property. Except with respect to the foregoing matters, no action taken by the Shareholders at any meeting shall in any way bind the Trustees. Notwithstanding anything contained in this Declaration of Trust to the contrary or any provision of Title 8 requiring the affirmative vote of more than a majority, the matters contained in Subsections (b), (c), (d) and (e) of this Section 8.2 shall, upon the approval of the Board of Trustees, be effective and valid if approved by the affirmative vote of the holders of not less than a majority of all the Shares then outstanding and entitled to vote on such matter.

                                   ARTICLE IX
                                   AMENDMENTS

     Section 9.1 By Shareholders. Except as provided in Section 9.2, this Declaration of Trust may be amended only upon the approval of the Board of Trustees and with the affirmative vote of the holders of not less than a majority of all the Shares then outstanding and entitled to vote on the matter.

     Section 9.2 By Trustees. The Trustees, by a two-thirds vote of the Trustees then in office and without the vote of the Shareholders, may amend provisions of this Declaration of Trust from time to time (i) as permitted by
Section 5.4 and/or (ii) to enable the Trust to qualify as a real estate investment trust under the Code or under Title 8.

     Section 9.3 No Other Amendment. This Declaration of Trust may not be amended except as provided in this Article IX.

                                   ARTICLE X
                               DURATION OF TRUST

     The Trust shall continue perpetually unless terminated pursuant to any applicable provision of Title 8. The Trust may be voluntarily dissolved or reorganized or its existence terminated only by the affirmative vote of the holders of not less than a majority of all the Shares then outstanding and entitled to vote on the matter. The Trust may sell or otherwise dispose of all or substantially all of the Trust Property only by the affirmative vote of the holders of not less than a majority of all the Shares then outstanding and entitled to vote on the matter.

                                   ARTICLE XI
                 LIABILITY OF SHAREHOLDERS, TRUSTEES, OFFICERS,
                              EMPLOYEES AND AGENTS
                  AND TRANSACTIONS BETWEEN THEM AND THE TRUST

     Section 11.1 Limitation of Shareholder Liability. No Shareholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Trust by reason of his being a Shareholder, nor shall any Shareholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Trust Property or the affairs of the Trust.

     Section 11.2 Limitation of Trustee and Officer Liability. To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of trustees and officers of a real estate investment trust, no Trustee or officer of the Trust shall be liable to the Trust or to any Shareholder for money damages. Neither the amendment nor the repeal of this Section 11.2, nor the adoption or amendment of any other provision of this Declaration of Trust inconsistent with this Section 11.2, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption. In the absence of any Maryland statute limiting the liability of trustees and officers of a Maryland real estate investment trust for money damages in a suit by or on behalf of the Trust or by any Shareholder, no Trustee or officer of the Trust shall be liable to the Trust or to any Shareholder for money damages except to the extent that (a) the Trustee or officer actually received an improper benefit or profit in money, property or services, for the amount of the benefit or profit in money, property or services actually received or (b) a judgment or other final adjudication adverse to the Trustee or officer is entered in a proceeding based on a finding in the proceeding that the Trustee's or officer's action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

     Section 11.3 Express Exculpatory Clauses in Instruments. Neither the Shareholders nor the Trustees, officers, employees or agents of the Trust shall be liable under any written instrument creating an obligation of the Trust, and all Persons shall look solely to the Trust Property for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument, and shall not render any Shareholder, Trustee, officer, employee or agent liable thereunder to any third party, and no Shareholder or Trustee or any officer, employee or agent of the Trust shall be liable to anyone for such omission.

     Section 11.4 Indemnification and Advance for Expenses. The Trust shall, to the fullest extent permitted by Maryland law, as applicable from time to time, indemnify all persons who (a) at any time were or are Trustees or officers of the Trust or (b) while a Trustee or officer of the Trust and at the express request of the Trust, serves or has served as an officer, director, member, trustee or partner of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, for any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) relating to any action alleged to have been taken or omitted by such person in such capacity. The Trust shall pay or reimburse all reasonable expenses incurred by a present or former Trustee or officer of the Trust in connection with any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) in which the present or former Trustee or officer is a party, in advance of the final disposition of the proceeding, to the fullest extent permitted by and in accordance with the applicable requirements of Maryland law, as applicable from time to time. The Trust may indemnify any other persons permitted but not required to be indemnified by Maryland law, as applicable from time to time, if and to the extent indemnification is authorized and determined to be appropriate in each case in accordance with applicable law by the Board of Trustees, the Shareholders or special legal counsel appointed by the Board of Trustees. The Trust may, but shall not be required to, purchase or maintain insurance on behalf of any persons required or permitted to be indemnified. No amendment of this Declaration of Trust shall limit or eliminate any of the benefits provided to Trustees and officers hereunder in respect of any act or omission that occurred prior to such amendment. The Trust shall have the power to provide such indemnification to any person who served as predecessor of the Trust in any of the capacities described above.

                                  ARTICLE XII
                                 MISCELLANEOUS

     Section 12.1 Governing Law. This Declaration of Trust is executed by the Trustees and delivered in the State of Maryland with reference to the laws thereof, and the rights of all parties an the validity, construction and effect of every provision hereof shall be subject to and construed in accordance with the laws of the State of Maryland without regard to conflicts of laws provisions thereof.

     Section 12.2 Reliance by Third Parties. Any certificate shall be final and conclusive as to any Person dealing with the Trust if executed by an individual who, according to the records of the Trust or of any recording office in which this Declaration of Trust may be recorded, appears to be the Secretary or an Assistant Secretary of the Trust or a Trustee, and if certifying to the following:

          (a) the number or identity of Trustees, officers of the Trust or Shareholders;

          (b) the due authorization of the execution of any document;

          (c) any action or vote taken, and the existence of a quorum at a meeting of Trustees or Shareholders;

          (d) a copy of this Declaration of Trust or of the Bylaws of the Trust as a true and complete copy as then in force;

          (e) an amendment to this Declaration of Trust;

          (f) the termination of the Trust; or

          (g) the existence of any fact or facts which relate to the affairs of the Trust.

     No purchaser, lender, transfer agent or other Person shall be bound to make any inquiry concerning the validity of any transaction purporting to be made on behalf of the Trust by the Trustees or any officer, employee or agent of the Trust.

     Section 12.3 Provisions in Conflict with Law or Regulations.

          12.3.1 The provisions of this Declaration of Trust are severable, and if the Trustees shall determine, with the advice of counsel, that any one or more of such provisions ("Conflicting Provisions") are in conflict with the REIT Provisions of the Code, Title 8 or any other applicable federal or state law, the Conflicting Provisions shall be deemed never to have constituted a part of this Declaration of Trust, even without any amendment of this Declaration pursuant to Article IX; provided, however, that such determination by the Trustees shall not affect or impair any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

          12.3.2 If any provision of this Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such holding shall not in any manner affect or render invalid or unenforceable such provision in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.

     Section 12.4 Construction. In this Declaration of Trust, unless the context otherwise requires, words used in the singular or in the plural include both the singular and plural, and words denoting any gender include all genders. The title and headings of different parts of this Declaration of Trust are inserted for convenience and shall not affect the meaning, construction or effect of this Declaration of Trust.

     FOURTH: The amendments to this Declaration of Trust set forth in these Articles of Amendment and Restatement shall increase the total number of Shares which the Trust has the authority to issue. Prior to the effectiveness of the amendments set forth herein, the total number of Shares authorized to be issued by the Trust were as follows:

        Share Type           Number of Shares Authorized         Par Value
        ----------           ---------------------------         ---------

        Common                       100,570,000                   $0.01

        Preferred                        500,000                   $0.01

     Upon the effectiveness of these Articles of Amendment and Restatement, the number of Shares which the Trust is authorized to issue is 110,000,000, divided as follows:

       Share Type            Number of Shares Authorized         Par Value
       ----------            ---------------------------         ---------

       Common                        100,000,000                   $0.01

       Preferred                      10,000,000                   $0.01

     FIFTH: The amendments to and the restatement of this Declaration of Trust set forth in these Articles of Amendment and Restatement were declared advisable and approved by the Board of Trustees by unanimous written consent dated ______________, 1998, and the amendments set forth therein were approved by the Shareholders of the Trust at a meeting of the Shareholders on ______________, 1998, all in the manner prescribed by and in accordance with the provisions of Maryland law.

     SIXTH: The name and address of the current resident agent of the Trust are set forth in Section 1.2 of this Declaration of Trust set forth in Paragraph THIRD hereof.

     SEVENTH: The names of those individuals currently serving as Trustees of the Trust are set forth in Section 2.2 of this Declaration of Trust set forth in Paragraph THIRD hereof.

     IN WITNESS WHEREOF, these Articles of Amendment and Restatement have been executed on ______________, 1998, by the undersigned ___________________,
Chairman of the Board of Trustees of the Trust, who acknowledges this document to be the act of the Trust and that, to the best of his knowledge, information and belief and under the penalties for perjury, the matters and facts set forth herein are true and correct in all material respects.

ATTEST:

---------------------------      -------------------------------------------
Robert F. Rice, Secretary        Arnold K. Leas, Chairman           (SEAL)

                                                                       EXHIBIT F
                                                                       ---------



                          WELLINGTON PROPERTIES TRUST




                            1998 SHARE OPTION PLAN

                               TABLE OF CONTENTS


SECTION 1.  General Purpose of the Plan; Definitions.......................... 1

SECTION 2.  Administration of Plan; Committee Authority to Select
            Participants and Determine Awards................................. 4

SECTION 3.  Shares Issuable under the Plan; Mergers; Substitution............. 6

SECTION 4.  Eligibility....................................................... 7

SECTION 5.  Options........................................................... 7

SECTION 6.  Restricted Share Awards...........................................12

SECTION 7.  Performance Share Awards..........................................13

SECTION 8.  Share Appreciation Rights.........................................15

SECTION 9.  Dividend Equivalents..............................................16

SECTION 10. Tax Withholding...................................................16

SECTION 11. Transfer, Leave of Absence, Etc...................................18

SECTION 12. Amendments and Termination........................................18

SECTION 13. Status of Plan....................................................18

SECTION 14. Change of Control Provisions......................................19

SECTION 15. General Provisions................................................22

SECTION 16. Effective Date of Plan............................................22

SECTION 17. Governing Law.....................................................23

                          WELLINGTON PROPERTIES TRUST
                             1998 SHARE OPTION PLAN
                             ----------------------

SECTION 1.    General Purpose of the Plan; Definitions.

     The name of the plan is the Wellington Properties Trust 1998 Share Option Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees and Trustees of Wellington Properties Trust (the "Company") and its Affiliates upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

     The following terms shall be defined as set forth below:

          "Act" means the Securities Exchange Act of 1934, as amended.

          "Affiliate" means any entity other than the Company and its Subsidiaries that is designated by the Board or the Committee as a participating employer under the Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

          "Award" or "Awards", except where referring to a particular category of grant under the Plan, shall include; but not be limited to, Incentive Options, Non-Qualified Options, Restricted Share Awards, Performance Share Awards, Share Appreciation Rights, and Dividend Equivalents.

          "Board" means the Board of Trustees of the Company.

          "Cause" means and shall be limited to a vote of the Board to the effect that the participant should be dismissed as a result of (i) any material breach by the participant of any agreement to which the participant and the Company or an Affiliate are parties, (ii) any act (other than retirement, death or disability) or omission to act by the participant, including without limitation, the commission of any crime, which may have a material and adverse effect on the business of the Company or any Affiliate or on the participant's ability to perform services for the Company or any Affiliate, or (iii) any material misconduct or neglect of duties by the participant in connection with the business or affairs of the Company or any Affiliate.

          "Change of Control" is defined in Section 14.

          "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

          "Committee" means any Committee of the Board referred to in Section 2.

          "Disability" means disability as set forth in Section 22(e)(3) of the Code.

          "Dividend Equivalent" means a right, granted under Section 9 hereof, to receive cash, Shares, or other property equal in value to dividends paid with respect to a specified number of Shares or the excess of dividends paid over a specified rate of return. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award, and may be paid currently or on a deferred basis.

          "Effective Date" means the date on which the Plan is approved by the Board as set forth in Section 16.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the related rules, regulations and interpretations.

          "Fair Market Value" on any given date means the average of the Reference Price for the ten (10) consecutive trading days immediately preceding the date for which the value is being determined.

          "Incentive Option" means any Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

          "Non-Employee" Trustee means a member of the Board who: (i) is not currently an officer of the Company or any Affiliate; (ii) does not receive compensation for services rendered to the Company or any Affiliate in any capacity other than as a Trustee; (iii) does not possess an interest in any transaction with the Company for which disclosure would be required under the securities laws; or (iv) is not engaged in a business relationship with the Company for which disclosure would be required under the securities laws.

          "Non-Qualified Option" means any Option that is not an Incentive
     Option.

          "Option" or "Share Option" means any option to purchase Shares granted pursuant to Section 5.

          "Parent" means a "parent corporation" as defined in Section 424(e) of the Code.

          "Performance Share Award" means Awards granted pursuant to Section 7.

          "Reference Price" means for the applicable Shares on a given date: (i) if such Shares are listed for quotation on a NASDAQ system, the average of the closing bid and ask prices; or (ii) if such Shares are listed on a national exchange, the closing price, regular way.

          "Restricted Share Award" means Awards granted pursuant to Section 6.

          "Share" means a common share of beneficial interest (or other comparable equity interest) of the Company, subject to adjustment pursuant to Section 3.

          "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations, beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

          "Trustee" means a member of the Board.


SECTION 2.  Administration of Plan; Committee Authority to
            Select Participants and Determine Awards.

     (a) Committee. The Plan shall be administered by a committee of not less than two Non-Employee Trustees, as appointed by the Board from time to time (the "Committee").

     (b) Powers of Committee. The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

          (i) to select the officers, employees and Trustees of the Company and Affiliates to whom Awards may from time to time be granted;

          (ii) to determine the time or times of grant, and the extent, if any, of Incentive Options, Non-Qualified Options, Restricted Shares, Performance Shares and Dividend Equivalents, or any combination of the foregoing, granted to any officer, employee or Trustee;

          (iii) to determine the number of shares to be covered by any Award granted to an officer, employee or Trustee;

          (iv) to determine and modify the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award granted to an officer, employee or Trustee, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards;

          (v) to accelerate the exercisability or vesting of all or any portion of any Award granted to a participant;

          (vi) subject to the provisions of Section 5(ii), to extend the period in which Options granted may be exercised;

          (vii) to determine whether, to what extent and under what circumstances Shares and other amounts payable with respect to an Award granted to a participant shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts equal to interest (at rates determined by the Committee) or dividends or deemed dividends on such deferrals; and

          (viii) to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments) granted to a participant; and to decide all disputes arising in connection with and make all determinations it deems advisable for the administration of the Plan.

     All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants.

SECTION 3.  Shares Issuable under the Plan; Mergers;  Substitution.

     (a) Shares Issuable. The maximum number of Shares reserved and available for issuance under the Plan shall be 2,000,000. For purposes of this limitation, the Shares underlying any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Shares or otherwise terminated (other than by exercise) shall be added back to the Shares available for issuance under the Plan so long as the participants to whom such Awards had been previously granted receive no benefits of ownership of the underlying Shares to which the Award related. Shares issued under the Plan may be authorized but unissued Shares or Shares reacquired by the Company.

     (b) Share Dividends, Mergers, etc. In the event of any recapitalization, reclassification, split-up or consolidation of Shares, separation (including a spin-off), dividend on Shares payable in Shares, or other similar change in capitalization of the Company or a merger or consolidation of the Company or sale by the Company of all or a portion of its assets or other similar event, the Committee shall make such appropriate adjustments in the exercise prices of Awards, including Awards then outstanding, in the number and kind of securities, cash or other property which may be issued pursuant to Awards under the Plan, including Awards then outstanding, and in the number of Shares with respect to which Awards may be granted (in the aggregate and to individual participants) as the Committee deems equitable with a view toward maintaining the proportionate interest of the participant and preserving the value of the Awards.

     (c) Substitute Awards. The Committee may grant Awards under the Plan in substitution for Share and Share-based awards held by employees of another corporation who concurrently become employees of the Company or an Affiliate as the result of a merger or consolidation of the employing corporation with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or shares of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.


SECTION 4.  Eligibility.

     Participants in the Plan will be Trustees and such full or part-time officers and other employees of the Company and its Affiliates who are responsible for or contribute to the management, growth or profitability of the Company and its Affiliates and who are selected from time to time by the Committee, in its sole discretion.


SECTION 5.  Options.

     Any Option granted under the Plan shall be in such form as the Committee may from time to time approve.

     Options granted under the Plan may be either Incentive Options, subject to required shareholder approval, or Non-Qualified Options. To the extent that any option does not qualify as an Incentive Option, it shall constitute a Non-Qualified Option.

     No Incentive Option may be granted under the Plan after the tenth (10th) anniversary of the Effective Date.

     The Committee in its discretion may grant Options to employees of the Company or any Affiliate. Options granted to Trustees and employees pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

          (i) Exercise Price. The per share exercise price of a Option granted pursuant to this Section 5 shall be determined by the Committee at the time of grant. The per share exercise price of an Incentive Option shall not be less than 100% of Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of shares of the Company or any Subsidiary or Parent and an Incentive Option is granted to such employee, the option price shall be not less than 110% of Fair Market Value on the grant date.

          (ii) Option Term. The term of each Option shall be fixed by the Committee, but no Incentive Option shall be exercisable more than ten (10) years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of shares of the Company or any Subsidiary or Parent and an Incentive Option is granted to such employee, the term of such option shall be no more than five (5) years from the date of grant.

          (iii) Exercisability; Rights of a Shareholder. Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Committee at or after the grant date. The Committee may at any time accelerate the exercisability of all or any portion of any Option. An optionee shall have the rights of a shareholder only as to Shares acquired upon the exercise of a Option and not as to unexercised Options.

          (iv) Method of Exercise. Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of Shares to be purchased. Payment of the purchase price may be made by one or more of the following methods:

                  (A) In cash, by certified or bank check or other instrument acceptable to the Committee;

                  (B) In the form of Shares that are not then subject to restrictions under any Company plan, if permitted by the Committee in its discretion. Such surrendered Shares shall be valued at Fair Market Value on the exercise date; or

                  (C) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure. Payment instruments will be received subject to collection.

     The delivery of certificates representing Shares to be purchased pursuant to the exercise of the Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Option) by the Company of the full purchase price for such Shares and the fulfillment of any other requirements contained in the Option or applicable provisions of laws.

          (v) Non-transferability of Options. No Option shall be transferable by the optionee other than by will or by the laws of descent and distribution.

          (vi) Termination by Death. If any optionee's service with the Company and its Affiliates terminates by reason of death, the Option may thereafter be exercised, to the extent exercisable at the date of death, by the legal representative or legatee of the optionee, for a period of six
     (6) months (or such longer period as the Committee shall specify at any time) from the date of death, or until the expiration of the stated term of the Option, if earlier.

          (vii)   Termination by Reason of Disability.

                  (A) Any Option held by an optionee whose service with the Company and its Affiliates has terminated by reason of Disability may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of twelve (12) months (or such longer period as the Committee shall specify at any time) from the date of such termination of service, or until the expiration of the stated term of the Option, if earlier.

                  (B) The Committee shall have sole authority and discretion to determine whether a participant's service has been terminated by reason of Disability.

               (C) Except as otherwise provided by the Committee at the time of grant or otherwise, the death of an optionee during a period provided in this Section 5(vii) for the exercise of a Non-Qualified Option, shall extend such period for six (6) months from the date of death, subject to termination on the expiration of the stated term of the Option, if earlier.

          (viii) Termination for Cause. If any optionee's service with the Company and its Affiliates has been terminated for Cause, any Option held by such optionee shall immediately terminate and be of no further force and effect; provided, however, that the Committee may, in its sole discretion, provide that such Option can be exercised for a period of up to thirty (30) days from the date of termination of service or until the expiration of the stated term of the Option, if earlier.

          (ix) Other Termination. Unless otherwise determined by the Committee, if an optionee's service with the Company and its Affiliates terminates for any reason other than death, Disability, or for Cause, any Option held by such optionee may thereafter be exercised, to the extent it was exercisable on the date of termination of service, for three (3) months (or such longer period as the Committee shall specify at any time) from the date of termination of service or until the expiration of the stated term of the Option, if earlier.

          (x) Annual Limit on Incentive Options. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Share with respect to which Incentive Options granted under this Plan and any other plan of the Company or its

Subsidiaries become exercisable for the first time by an optionee during any calendar year shall not exceed one hundred thousand dollars ($100,000).

          (xi) Form of Settlement. Shares issued upon exercise of an Option shall be free of all restrictions under the Plan, except as otherwise provided in this Plan.

SECTION 6.  Restricted Share Awards.

     (a) Nature of Restricted Share Award. The Committee may grant Restricted Share Awards to Trustees and employees of the Company or any Affiliate. A Restricted Share Award is an Award entitling the recipient to acquire, at no cost or for a purchase price determined by the Committee, Shares subject to such restrictions and conditions as the Committee may determine at the time of grant ("Restricted Share"). Conditions may be based on continuing service and/or achievement of pre-established performance goals and objectives. In addition, a Restricted Share Award may be granted to a Trustee or employee by the Committee in lieu of any compensation due to such Trustee or employee.

     (b) Acceptance of Award. A participant who is granted a Restricted Share Award shall have no rights with respect to such Award unless the participant shall have accepted the Award within sixty (60) days (or such shorter date as the Committee may specify) following the award date by making payment to the Company, if required, by certified or bank check or other instrument or form of payment acceptable to the Committee in an amount equal to the specified purchase price, if any, of the shares covered by the Award and by executing and delivering to the Company a written instrument that sets forth the terms and conditions of the Restricted Share in such form as the Committee shall determine.

     (c) Rights as a Shareholder. Upon complying with Section 6(b) above, a participant shall have all the rights of a shareholder with respect to the Restricted Share including voting and dividend rights, subject to transferability restrictions and Company repurchase or forfeiture rights described in this Section 6 and subject to such other conditions contained in the written instrument evidencing the Restricted Share Award. Unless the Committee shall otherwise determine, certificates evidencing Restricted Shares shall remain in the possession of the Company until such shares are vested as provided in Section 6(e) below.

     (d) Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein.

     (e) Vesting of Restricted Shares. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Share and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed "vested."

     (f) Waiver, Deferral and Reinvestment of Dividends. The written instrument evidencing the Restricted Share Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Share.

SECTION 7.  Performance Share Awards.

     (a) Nature of Performance Shares. A Performance Share Award is an award entitling the recipient to acquire Shares upon the attainment of specified performance goals. The Committee may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. Performance Share Awards may be granted under the Plan to Trustees and employees of the Company or any Affiliate, including those who qualify for awards under other performance plans of the Company. The Committee in its sole discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares; provided, however, that the Committee may rely on the performance goals and other standards applicable to other performance based plans of the Company in setting the standards for Performance Share Awards under the Plan.

     (b) Restrictions on Transfer. Performance Share Awards and all rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

     (c) Rights as a Shareholder. A participant receiving a Performance Share Award shall have the rights of a shareholder only as to shares actually received by the participant under the Plan and not with respect to shares subject to the Award but not actually received by the participant. A participant shall be entitled to receive a share certificate evidencing the acquisition of Shares under a Performance Share Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Share Award (or in a performance plan adopted by the Committee).

     (d) Termination. Except as may otherwise be provided by the Committee at any time prior to termination of service, a participant's rights in all Performance Share Awards shall automatically terminate upon the participant's termination of service with the Company and its Affiliates for any reason (including, without limitation, death, Disability and for Cause).

     (e) Acceleration, Waiver, Etc. At any time prior to the participant's termination of service with the Company and its Affiliates, the Committee may in its sole discretion accelerate, waive or, subject to Section 12, amend any or all of the goals, restrictions or conditions imposed under any Performance Share Award; provided, however, that in no event shall any provision of the Plan be construed as granting to the Committee any discretion to increase the amount of compensation payable under any Performance Share Award to the extent such an increase would cause the amounts payable pursuant to the Performance Share Award to be nondeductible in whole or in part pursuant to Section 162(m) of the Code and the regulations thereunder, and the Committee shall have no such discretion notwithstanding any provision of the Plan to the contrary.

SECTION 8.  Share Appreciation Rights.

     (a) Notice of Share Appreciation Rights. A Share Appreciation Right ("SAR") is a right entitling the participant to receive cash or Shares having a fair market value equal to the appreciation in the Fair Market Value of a stated number of Shares from the date of grant, or in the case of rights granted in tandem with or by reference to an Option granted prior to the grant of such rights, from the date of grant of the related Option to the date of exercise. SARs may be granted to Trustees and employees of the Company or any Affiliate.

     (b) Terms of Awards. SARs may be granted in tandem with or with reference to a related Option, in which event the participant may elect to exercise either the Option or the SAR, but not both, as to the same share subject to the Option and the SAR, or the SAR may be granted independently. In the event of an Award with a related Option, the SAR shall be subject to the terms and conditions of the related Option. In the event of an independent Award, the SAR shall be subject to the terms and conditions determined by the Committee.

     (c) Restrictions on Transfer. SARs shall not be transferred, assigned or encumbered, except that SARs may be exercised by the executor, administrator or personal representative of the deceased participant within six (6) months of the death of the participant (or such longer period as the Committee shall specify at any time) and transferred pursuant to a certified domestic relations order.

     (d) Payment Upon Exercise. Upon exercise of an SAR, the participant shall be paid the excess of the then Fair Market Value of the number of shares to which the SAR relates over the Fair Market Value of such number of shares at the date of grant of the SAR, or of the related Option, as the case may be. Such excess shall be paid in cash or in Shares having a Fair Market Value equal to such excess or in such combination thereof as the Committee shall determine.

SECTION 9.  Dividend Equivalents.

     The Committee is authorized to grant Dividend Equivalents to Trustees and employees of the Company or any Affiliate. The Committee may provide, at the date of grant or thereafter, that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, or other investment vehicles as the Committee may specify, provided that Dividend Equivalents (other than freestanding Dividend Equivalents) shall be subject to all conditions and restrictions of the underlying Awards to which they relate.

SECTION 10.  Tax Withholding.

     (a) Payment by Participant. Each participant shall, no later than the date as of which the value of an Award or of any Share or other amounts received thereunder first becomes includible in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

     (b) Payment in Shares. A participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from Shares to be issued pursuant to any Award a number of Shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company Shares owned by the participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due with respect to any participant who is subject to Section 16 of the Act, the following additional restrictions shall apply:

               (A) the election to satisfy tax withholding obligations relating to an Award in the manner permitted by this Section 10(b) and the actual tax withholding shall be made during the period beginning on the third (3rd) business day following the date of release of quarterly or annual summary statements of revenues and earnings of the Company and ending on the twelfth (12th) business day following such date. Alternatively, such election may be made at least six (6) months prior to the date as of which the receipt of such an Award first becomes a taxable event for Federal income tax purposes;

               (B) such election shall be irrevocable;

               (C) such election shall be subject to the consent or disapproval of the Committee; and

               (D) the Share(s) withheld to satisfy tax withholding, if granted at the discretion of the Committee, must pertain to an Award which has been held by the participant for at least six (6) months from the date of grant of the Award.

SECTION 11. Transfer, Leave of Absence, Etc.

     For purposes of the Plan, the following events shall not be deemed a termination of service:

     (a) a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; and

     (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

SECTION 12. Amendments and Termination.

     The Board may at any time amend or discontinue the Plan and the Committee may at any time amend or cancel any outstanding Award (or provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan) for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent.

SECTION 13. Status of Plan.

     With respect to the portion of any Award which has not been exercised and any payments in cash, Shares or other consideration not received by a participant, a participant shall have no rights greater than those of a general unsecured creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Shares or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the provision of the foregoing sentence.

SECTION 14. Change of Control Provisions.

     Upon the occurrence of a Change of Control as defined in this Section 14:

     (a) Each Shares Option shall automatically become fully exercisable unless the Committee shall otherwise expressly provide at the time of grant.

     (b) Restrictions and conditions on Awards of Restricted Shares, Performance Shares and Dividend Equivalents shall automatically be deemed waived, and the recipients of such Awards shall become entitled to receipt of the maximum amount of Shares subject to such Awards unless the Committee shall otherwise expressly provide at the time of grant.

     (c) Unless otherwise expressly provided at the time of grant, participants who hold Options shall have the right, in lieu of exercising the Option, to elect to surrender all or part of such Option to the Company and to receive cash in an amount equal to the excess of (i) the higher of (x) the Fair Market Value of a Share on the date such right is exercised and (y) the highest price paid for Shares or, in the case of securities convertible into Shares or carrying a right to acquire Shares, the highest effective price (based on the prices paid for such securities) at which such securities are convertible into Shares or at which Shares may be acquired, by any person or group whose acquisition of voting securities has resulted in a Change of Control of the Company over (ii) the exercise price per share under the Option, multiplied by the number of Shares with respect to which such right is exercised.

     (d) "Change of Control" shall mean the occurrence of any one of the following events:

          (i) any "person", as such term is used in Sections 13(d) and 14(d) of the Act (other than the Company, any of its Subsidiaries, any trustee, fiduciary or other person or entity holding securities under any employee benefit plan of the Company or any of its Subsidiaries), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Act) of such person, shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 40% or more of either (A) the combined voting power of the Company's then outstanding securities having the right to vote in an election of the Company's Board of Trustees ("Voting Securities") or (B) the then outstanding shares of common shares of the Company (in either such case other than as a result of acquisition of securities directly from the Company); or

          (ii) persons who, as of the date of the closing of the Company's initial public offering, constitute the Company's Board of Trustees (the "Incumbent Directors") cease for any reason, including without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to the Closing of the Company's initial public offering whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors shall, for purposes of this Plan, be considered an Incumbent Director; or

          (iii) the stockholders of the Company shall approve (A) any consolidation or merger of the Company or any Subsidiary where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate 50% or more of the voting shares of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any),
     (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or (C) any plan or proposal for the liquidation or dissolution of the Company;

     Notwithstanding the foregoing, a "Change of Control" shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Common Shares or other Voting Securities outstanding, increases (x) the proportionate number of shares of Common Shares beneficially owned by any person to 40% or more of the shares of Common Shares then outstanding or (y) the proportionate voting power represented by the Voting Securities beneficially owned by any person to 40% or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in clause (x) or (y) of this sentence shall thereafter become the beneficial owner of any additional shares of Common Shares or other Voting Securities (other than pursuant to a share split, share dividend, or similar transaction), then a "Change of Control" shall be deemed to have occurred for purposes of the foregoing clause (i).

SECTION 15. General Provisions.

     (a) No Distribution; Compliance with Legal Requirements. The Committee may require each person acquiring shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

     No Shares shall be issued pursuant to an Award until all applicable securities laws and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Shares and Awards as it deems appropriate.

     (b) Delivery of Share Certificates. Delivery of Share certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a Share transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the participant, at the participant's last known address on file with the Company.

     (c) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

SECTION 16. Effective Date of Plan.

     The Plan shall become effective upon approval by the Board, or any committee thereof with such authority. The ability to grant Incentive Option Awards requires approval by the shareholders, and no such Awards may be issued hereunder prior to such approval.

SECTION 17. Governing Law.

     THIS PLAN SHALL BE GOVERNED BY WISCONSIN LAW EXCEPT TO THE EXTENT SUCH LAW IS PREEMPTED BY FEDERAL LAW.

           PROXY FOR COMMON SHARES SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES FOR THE SPECIAL MEETING OF THE SHAREHOLDERS OF WELLINGTON PROPERTIES TRUST TO BE HELD ON ___________, 1998
          -----------------------------------------------------------

     The undersigned hereby appoints ____________, ____________ and ____________, or any one of them acting in the absence of the others, with power of substitution, attorneys and proxies, for and in the name and place of the undersigned, to vote the number of common shares that the undersigned would be entitled to vote if then personally present at the Special Meeting of the Trustees of Wellington Properties Trust to be held at the Wellington Centre, located at 18650 W. Corporate Drive, Brookfield, Wisconsin, on ________, ________, 1998 at 11:00 a.m., local time, or any adjournment thereof, upon the matters set forth in the Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged, as follows:

--------------------------------------------------------------------------------

1. To approve the Transaction (as defined and more fully described in the accompanying Proxy Statement), the primary components of which are as follows (capitalized terms have the meanings ascribed thereto in the accompanying Proxy Statement):

     (a) the Operating Partnership will acquire from certain persons and entities the Acquired Properties in exchange for the issuance of approximately 9,860,838 Units in the Operating Partnership (which Units, with certain limitations, are exchangeable on a one-for-one basis, subject to adjustment, for Common Shares), the payment of approximately $35.2 million in cash, and the assumption of approximately $71.8 million in indebtedness;

     (b) the Company will issue 500,000 Warrants to each of AREE and WMC;

     (c) the Company will issue 150,263 Common Shares to AREE in exchange for $1.0 million in cash;

     (d) the Company will enter into the New Credit Facility;

     (e) the Company will pay to WMC a cash termination fee of approximately $1.6 million, and the advisory agreement between the Company and WMC will be terminated;

     (f) the Company will enter into employment agreements with Duane H. Lund and Robert F. Rice to serve as the Company's Chief Executive Officer and President, respectively;

     (g) if elected pursuant to the third proposal described below, Steven B. Hoyt and Paul T. Lambert will become Trustees of the Company; and

     (h) the Company will enter into the Property Management Agreements with respect to the day-to-day operations and leasing of the Acquired Properties.

               For                 Against                  Abstain
               [_]                 [_]                      [_]


2.   To approve the amendments to the Company's Declaration of Trust.

               For                 Against                  Abstain
               [_]                 [_]                      [_]

3.   Election of Trustees and election to extend terms for certain Trustees:

               For                 Against                  Abstain
               [_]                 [_]                      [_]

          FOR all persons listed             WITHHOLD AUTHORITY
          ---                                ------------------
          below (except as marked to         to vote for all persons listed
          the contrary below)                below

                    [_]                                     [_]

     Steven B. Hoyt, Paul T. Lambert, Arnold K. Leas, Robert P. Ripp

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, WRITE THAT PERSON'S NAME IN THE SPACE PROVIDED BELOW.)

--------------------------------------------------------------------------------

4. To approve the adoption of the Wellington Properties Trust 1998 Share Option Plan.

               For                 Against                  Abstain
               [_]                 [_]                      [_]

5.  To approve any adjournment of the Special Meeting.

               For                 Against                  Abstain
               [_]                 [_]                      [_]

6. In accordance with their discretion, upon all matters that may properly come before said meeting and any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED UNDER PROPOSAL 3 AND FOR PROPOSALS 1, 2, 4 and 5.

                              Please Sign Here__________________________________

                                        Dated:____________________, 1998

NOTE: PLEASE DATE PROXY AND SIGN IT EXACTLY AS NAME OR NAMES APPEAR ABOVE. ALL JOINT OWNERS OF SHARES SHOULD SIGN. STATE FULL TITLE WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC. PLEASE RETURN SIGNED PROXY IN THE ENCLOSED ENVELOPE.